UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Carnival plc

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)
and 0-11.

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. You should carefully read this document in its entirety before making a decision as to how to vote on the proposals to be considered at the special meetings and the court meeting. If you are in any doubt as to the action you should take, you are recommended to obtain your own personal financial advice from your stockbroker, financial adviser, solicitor, accountant and/or other independent professional adviser authorized under the UK Financial Services and Markets Act 2000, if you are in the United Kingdom, or from another appropriately authorized independent financial adviser if you are in a territory outside the United Kingdom.
PROPOSED REORGANIZATION — YOUR VOTE IS IMPORTANT
February 27, 2026
Dear Fellow Shareholders:
On December 19, 2025, Carnival Corporation and Carnival plc (“Carnival Corporation & plc,” “we,” “us” or “our”) announced that our Boards of Directors recommended:
(i)
unifying Carnival Corporation & plc’s dual listed company (“DLC”) structure under a single company, Carnival Corporation, with Carnival plc as its wholly-owned UK subsidiary, creating a simpler corporate structure and single global share price for the combined company (the “DLC Unification”), and

(ii)
migrating Carnival Corporation from the Republic of Panama, where Carnival Corporation is currently domiciled, to Bermuda under the name “Carnival Corporation Ltd.” (the “Redomiciliation” and together with the DLC Unification, the “DLC Unification and Redomiciliation Transactions”).

These proposed changes will require approval by the shareholders of Carnival Corporation and Carnival plc at special meetings of the shareholders and the Carnival plc court meeting that will be held on April 17, 2026 (immediately prior to the Annual Meetings of Shareholders of Carnival Corporation and Carnival plc). The boards of directors of Carnival Corporation and Carnival plc (the “Boards of Directors”) are pleased to send you the enclosed document, which contains important information about the proposed DLC Unification and Redomiciliation Transactions and the related proposals that will be presented for your consideration at the special meetings and the court meeting.
Background to and Rationale for the DLC Unification and Redomiciliation
We currently operate under a DLC structure, which was established in 2003 as part of the combination of Carnival Corporation and P&O Princess Cruises plc (now Carnival plc) for the benefit of both sets of shareholders. Carnival Corporation and Carnival plc’s businesses are combined through a number of contracts and through provisions in their respective governing documents, and operate as a single economic enterprise, with a single executive management team and identical Boards of Directors. However, each company has retained its separate legal identity, and each is a separate public company with its own shareholders. Carnival Corporation’s common stock and the paired trust shares of beneficial interest in the P&O Princess Special Voting Trust (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange (the “NYSE”), and Carnival plc’s ordinary shares are listed and trade on the London Stock Exchange (the “LSE”) and Carnival plc’s American Depositary Shares are listed and trade on the NYSE.
Carnival Corporation & plc’s Boards of Directors regularly review its business and its corporate structure to ensure it is optimized to deliver the maximum value to its shareholders. Through its latest review, the Boards of Directors have concluded that, given the structural changes to our shareholder base, the governance, reporting and administrative complexity of the DLC structure, and its associated costs, have come to outweigh the benefits it provides. As such, now is the appropriate time to unify the structure. The review also concluded that it would be beneficial to redomicile Carnival Corporation to Bermuda, a jurisdiction widely recognized and aligned with international financial standards.
Benefits and Impact of the DLC Unification and Redomiciliation Transactions
The Boards of Directors expect that the DLC Unification and the Redomiciliation will deliver a number of benefits to us and our shareholders, including:
•
creation of a single global share price, eliminating the current price differential between NYSE and LSE listed shares, helping to ensure all shareholders benefit equally and fully from our performance;

•
consolidation of liquidity into a single class of shares, including termination of Carnival plc’s American Depositary Shares program, improving pricing efficiency;

•
an expected increase in liquidity and index weighting in key U.S. indices;

•
a reduction in general administrative, audit, legal and reporting costs as a result of no longer maintaining two separate listed entities to which multiple governance and reporting regimes apply;

•
reduced reporting requirements and regulatory and administrative burden; and

•
increased simplicity around corporate actions, such as dividends or share repurchases.

There will be no change to our strategy, underlying assets or operations as a result of the DLC Unification and Redomiciliation, and no material impact is expected on our financial statements. In particular, there will be no material changes to our strategy or operations in the UK which will remain a core part of our business. We remain committed to the UK market and will continue to maintain a significant corporate presence in Southampton. The DLC Unification and Redomiciliation will preserve key shareholder voting and economic rights.
Implementation of the DLC Unification and Redomiciliation Transactions
To enact the DLC Unification, Carnival plc ordinary shares will be exchanged for Carnival Corporation Ltd. common shares on a one-for-one basis and the trading of Carnival plc shares on the Main Market of the LSE will be cancelled. Carnival plc’s American Depositary Shares will also be de-listed from the NYSE. Carnival plc will become a wholly-owned UK subsidiary of Carnival Corporation Ltd. If you are a Carnival Corporation shareholder, you will retain your existing shares, which will become an equivalent number of common shares in Carnival Corporation Ltd. immediately following the Redomiciliation. The shares of Carnival Corporation Ltd. will remain listed on the NYSE under the trading symbol “CCL.”
Following the DLC Unification, Carnival Corporation is expected to continue to be included in all of the major indices in which it is currently a constituent, including the S&P 500. Carnival Corporation’s index weighting is also expected to increase, reflecting its larger market capitalization following the issuance of new shares to Carnival plc shareholders. Carnival Corporation will not be traded on the LSE and as such will not be eligible for inclusion in certain UK and European stock market indices, including the FTSE UK Index Series.
If the DLC Unification and Redomiciliation Transactions are approved by our shareholders at the special meetings and the court meeting, and all other conditions to closing are met, we expect that the DLC Unification, the Redomiciliation and the other related transactions will be completed before the end of the second quarter of 2026.
Boards of Directors’ Recommendations
The DLC Unification and Redomiciliation Transactions will only proceed if they are approved by both Carnival Corporation shareholders and Carnival plc shareholders at the special meetings and the court meeting, as described in the enclosed document. Accordingly, we encourage you to read the enclosed document and to vote on the proposals presented for our shareholders’ consideration at the meetings.

The Boards of Directors believe that the DLC Unification and Redomiciliation Transactions are in the best interests of our shareholders and, accordingly, the Boards of Directors unanimously recommend that you vote in favor of the DLC Unification and Redomiciliation Transactions and the related proposals. Each of our Directors intends to vote all the Carnival Corporation and Carnival plc shares they hold or control in favor of these proposals.
Next Steps
The DLC Unification and Redomiciliation Transactions are subject to shareholder, regulatory and court approvals. Further information on the DLC Unification and Redomiciliation Transactions and the related proposals is included in the enclosed document. If you have any questions about these proposals or the transactions, please consult your professional advisors or contact Carnival Corporation & plc’s Investor Relations department at Carnival Corporation, Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States.
Your vote is very important regardless of the number of shares of Carnival Corporation common stock or the number of Carnival plc Shares that you own. On behalf of the Boards of Directors, I encourage you to support the DLC Unification and Redomiciliation Transactions by voting in favor of the proposals presented for your consideration, either in person or by proxy at the special meetings and the court meeting to be held on April 17, 2026. Information on voting is set out in the enclosed document, including the deadlines for submitting proxy forms. We encourage you to read this document and its annexes carefully and in their entirety. In particular, you should carefully consider the discussion in the section titled “Risk Factors” beginning on page 31.
Thank you for your continued support of Carnival Corporation & plc.
Sincerely,
Josh Weinstein
Chief Executive Officer
February 27, 2026
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transactions described in this proxy statement/prospectus or the securities to be issued in connection with such transactions or determined if this proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
This document is dated February 27, 2026, and is first being mailed to shareholders of Carnival Corporation and Carnival plc on or about February 27, 2026.

ADDITIONAL INFORMATION
Carnival Corporation and Carnival plc file combined reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). Copies of such information filed with the SEC may be obtained from the SEC’s website (www.sec.gov). These filings, which include our joint Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements on Schedule 14A, as well as any amendments to those reports and proxy statements, are available free of charge through our website (www.carnivalcorp.com/investors) as soon as reasonably practicable after we file them with, or furnish them to, the SEC. The information contained on our websites (www.carnivalcorp.com and www.carnivalplc.com) is not incorporated into this document. The reference to our websites is intended to be an inactive textual reference only.
This proxy statement/prospectus incorporates important business and financial information about Carnival Corporation and Carnival plc from documents that are not attached to this proxy statement/prospectus. This information is available to you without charge upon your request. You can obtain the documents incorporated by reference into this proxy statement/prospectus free of charge by requesting them in writing or by telephone from Carnival Corporation and Carnival plc at the following address and telephone number:
CARNIVAL CORPORATION
CARNIVAL PLC
3655 N.W. 87TH AVENUE
MIAMI, FLORIDA 33178-2428
ATTENTION: COMPANY SECRETARY
TELEPHONE: (305) 599-2600, EXT. 18019
If you would like to request any documents, please do so by April 10, 2026 in order to receive them before the Meetings.
For a more detailed description of the information incorporated by reference into this proxy statement/prospectus and how you may obtain it, see “Where You Can Find More Information.”

i

ABOUT THIS PROXY STATEMENT/PROSPECTUS
References in this proxy statement/prospectus to “we,” “us,” “our” and “Carnival Corporation & plc” are to Carnival Corporation and Carnival plc, following the establishment of our DLC arrangement, together with our consolidated subsidiaries. References to “Carnival Corporation” are to Carnival Corporation, a Panamanian corporation, prior to the Redomiciliation, references to “Carnival Corporation Ltd.” are to Carnival Corporation Ltd., a Bermuda exempted company limited by shares, following the Redomiciliation and references to “Carnival plc” are to Carnival plc, a company incorporated and registered under the laws of England and Wales. For more information about the DLC arrangement, please see “Information About the Companies” beginning on page 76.
This proxy statement/prospectus, which forms part of a registration statement on Form S-4 filed with the SEC, constitutes a prospectus under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the common shares of Carnival Corporation Ltd. to be held by existing Carnival Corporation Shareholders following the Redomiciliation if the Redomiciliation is consummated. This proxy statement/prospectus also constitutes a notice of meeting with respect to the Carnival plc Court Meeting, the Carnival plc General Meeting and the Corporation Extraordinary General Meeting (the Corporation Extraordinary General Meeting together with the Carnival plc General Meeting, the “GMs”, and together with the Carnival plc Court Meeting, the “Meetings”). This proxy statement/prospectus does not constitute a prospectus under the Securities Act with respect to the common shares of Carnival Corporation Ltd. to be issued to Carnival plc Shareholders in connection with the DLC Unification, which will be exempt from registration pursuant to Section 3(a)(10) of the Securities Act.
You are advised to read this proxy statement/prospectus in full, including any information incorporated by reference and the following annexes:
•
Annex A (Notice of Court Meeting of Carnival plc Shareholders);

•
Annex B (Notice of General Meeting of Carnival plc Shareholders);

•
Annex C (Notice of Extraordinary General Meeting of Carnival Corporation Shareholders);

•
Annex D (Carnival plc Scheme of Arrangement);

•
Annex E (Form of Unification Agreement);

•
Annex F (Form of Memorandum of Continuance of Carnival Corporation Ltd.);

•
Annex G (Form of Bye-laws of Carnival Corporation Ltd.);

•
Annex H (Form of Amended Articles of Association of Carnival plc for Scheme); and

•
Annex I (Form of Post-Scheme Amended Articles of Association of Carnival plc).

You should rely only on the information contained in or incorporated by reference into this proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this proxy statement/prospectus. This proxy statement/prospectus is dated February 27, 2026, and you should assume that the information contained in this proxy statement/prospectus is accurate only as of such date. You should also assume that the information incorporated by reference into this proxy statement/prospectus is only accurate as of the date of such information.
This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

NOTICE TO CARNIVAL PLC SHAREHOLDERS
The rest of this document contains an explanatory statement for the purposes of section 897 of the UK Companies Act 2006 (the “UK Companies Act”) and details of the Scheme of Arrangement and other proposals which, if implemented, will result in the cancellation of the listing of Carnival plc Shares on the Official List of the UK Financial Conduct Authority and the cancellation of the admission of Carnival plc Shares to trading on the Main Market of the LSE and the delisting of Carnival plc ADSs from the NYSE.
If you have sold or otherwise transferred all your Carnival plc Shares, please send this document together with the accompanying documents as soon as possible to the relevant purchaser or transferee or to the stockbroker, bank or other person through whom the sale or transfer was effected, for transmission to the relevant purchaser or transferee.
It is important that, for the Carnival plc Court Meeting in particular, as many votes as possible are cast (whether in person or by proxy) so that the High Court of Justice in England and Wales (the “Court”) may be satisfied that there is a fair representation of opinion of Carnival plc Shareholders. Whether or not you intend to attend and/or vote at the Carnival plc Court Meeting and Carnival plc General Meeting, you are strongly encouraged to return your Forms of Proxy or electronic proxy instructions as soon as possible.
The Executive of the UK Takeover Panel has confirmed that the City Code will not apply to the DLC Unification and Redomiciliation Transactions and that, with effect from completion of the DLC Unification and Redomiciliation Transactions, Carnival Corporation Ltd. will not be subject to the City Code.
Notice to beneficial holders of Carnival plc Shares: Carnival plc is required under the rules of the SEC to determine the beneficial ownership of the Company’s shares and to post a copy of this document in paper form to all of its registered shareholders and to all of the underlying beneficial owners known to Carnival plc. Carnival plc has received notification from its nominee shareholders of information on its underlying investors in response to requests for disclosure of interests made under Part 22 of the UK Companies Act 2006. Accordingly, Carnival plc has arranged for a copy of this document to be posted in paper form to you as an underlying investor. For further information on how Carnival plc processes personal data please see our privacy notice at https://www.carnivalcorp.com/privacy-notice. Except as provided above, no other information, including information on the website of Carnival Corporation & plc, is incorporated by reference into this proxy statement/prospectus.

INTRODUCTION
Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
Introduction
Why You Are Receiving These Materials
Carnival Corporation and Carnival plc currently operate as separate entities listed on two different stock exchanges (NYSE and LSE). The Board of Directors of each company proposes to unify the structure under Carnival Corporation with a single listing on the NYSE and with Carnival plc as its wholly-owned UK subsidiary, and migrate Carnival Corporation from Panama to Bermuda. Approval of the shareholders of both companies will be required in connection with these proposed changes. Carnival Corporation and Carnival plc will hold special meetings, and Carnival plc will hold a court meeting, to consider these proposals on April 17, 2026, immediately prior to the companies’ annual shareholder meetings. You are receiving these materials to give you important information on the proposed changes, including the Boards’ recommendation, the proposals to be voted on and the rationale of our Boards of Directors, and for instructions for casting your vote as a shareholder.
Why We Are Proposing the DLC Unification and Redomiciliation
The Boards of Directors of Carnival Corporation and Carnival plc expect that the proposed changes will benefit us and our shareholders, including by:
•
creating a single global share price, eliminating the current price differential between NYSE and LSE listed shares, helping to ensure all shareholders benefit equally and fully from our performance;

•
consolidating liquidity into a single class of shares, including terminating the ADS program, improving pricing efficiency;

•
an expected increase in liquidity and index weighting in key U.S. indices;

•
reducing general administrative, audit, legal and reporting costs as a result of no longer maintaining two separate listed entities to which multiple governance and reporting regimes apply;

•
reducing reporting requirements and regulatory and administrative burden; and

•
increasing simplicity around corporate actions, such as dividends or share repurchases.

More information is set out in the enclosed materials.
What Will Happen to My Shares at Completion?
Carnival plc Shareholders will receive one Common Share of Carnival Corporation Ltd. in exchange for each Carnival plc Share they hold at the Scheme Record Time. Each of those shares will be listed on the NYSE under the name Carnival Corporation Ltd. following its change in domicile to Bermuda and the symbol “CCL.” If you are a Carnival Corporation Shareholder, you will continue to hold your existing shares.
When Will the Transactions Take Place?
The DLC Unification and Redomiciliation Transactions are subject to a number of conditions, including, among others, approval of the proposals at the special meetings and the court meeting, sanction of the

Scheme of Arrangement by the Court in the UK and the receipt of certain antitrust and regulatory clearances. If the proposals are approved by Carnival Corporation and Carnival plc Shareholders, and all other conditions to the completion of the transactions are satisfied, it is anticipated that the transactions will be completed before the end of the second quarter of 2026.
What Are the Proposals to Be Voted on?
The Boards of Carnival Corporation and Carnival plc unanimously recommend that Carnival Corporation Shareholders and Carnival plc Shareholders, as the case may be, vote in favor of the following shareholder proposals at the special meetings and the court meeting:
•
Carnival plc Shareholders will vote to approve a scheme of arrangement under the laws of England and Wales, which will also be subject to court approval. The Scheme of Arrangement is the mechanism by which Carnival plc will become a subsidiary of Carnival Corporation and Carnival plc Shareholders will receive Common Shares of Carnival Corporation Ltd. in exchange for their Carnival plc Shares in the DLC Unification;

•
Carnival plc Shareholders and Carnival Corporation Shareholders will vote to:

◦
approve the DLC Unification and Redomiciliation Transactions, including, with effect from the Scheme of Arrangement becoming effective, the termination of the Equalization Agreement;

◦
authorize the Boards of Directors of Carnival Corporation and Carnival plc to take all action necessary and appropriate for implementing the Scheme of Arrangement and the DLC Unification and Redomiciliation Transactions;

◦
adopt the new articles of association of Carnival plc, with effect from the passing of the proposal, which include certain amendments (i) for the purposes of giving effect to, and facilitating, the Scheme of Arrangement; and (ii) to modify the provisions relating to untraced Carnival plc Shareholders in line with current market practice;

◦
adopt the new articles of association of Carnival plc, with effect from the Scheme of Arrangement becoming effective, which will have the effect of amending the articles of association of Carnival plc in effect at such time to remove certain of the articles which entrench the DLC structure and make other consequential amendments;

◦
adopt the Memorandum of Continuance, which will have the effect of amending the Existing Carnival Corporation Charter to delete the Carnival Entrenched Provisions (as such term is defined in the Existing Carnival Corporation Charter) and will become effective as the memorandum of continuance of Carnival Corporation Ltd., on and with effect from the completion of the Redomiciliation; and

◦
adopt the Carnival Corporation Ltd. Bye-Laws, which will have the effect of amending the Existing Carnival Corporation By-laws to delete the Carnival Entrenched Provisions (as such term is defined in the Existing Carnival Corporation By-laws) and will become effective as the Bye-Laws of Carnival Corporation Ltd. on and with effect from completion of the Redomiciliation; and

•
Carnival Corporation Shareholders will vote to approve an adjournment of the special shareholder meeting of Carnival Corporation, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at that meeting to approve the GM Proposals described above.

What Do I Need to Do?
Your vote is important. Please cast your vote on the proposed actions at the special meetings of Carnival Corporation and Carnival plc and the court meeting of Carnival plc as soon as possible to ensure your vote is recorded promptly, even if you plan to attend the Meetings. See further information on the meetings and voting instructions on the following pages. The Boards of Directors urge you to vote in favor of the shareholder proposals presented in connection with the proposed transactions.

v

Information about Attending the Shareholder Meetings
DATE	TIME	LOCATION
April 17, 2026
8:30 a.m. (EDT)
The Carnival plc Court Meeting will begin first, followed by the Carnival plc General Meeting and then Carnival Corporation Extraordinary General Meeting.
Shareholders of each of Carnival Corporation and Carnival plc may attend all of the meetings.
Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United States
LIVE VIDEO BROADCAST

Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom, 1:30 p.m. (BST)
Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors present at the Meetings in Florida, but will not be treated as, or considered to be, “in attendance” at the Meetings.

Details regarding the matters to be voted on are contained in the Notices of Meetings contained in Annexes A, B and C of this proxy statement/prospectus and this proxy statement/prospectus. This proxy statement/prospectus, including its annexes and any information incorporated by reference, should be read as a whole. All voting will take place on a poll (or ballot).
The matters to be voted on at the Meetings are separate from the matters to be voted on at the Annual Meetings of Shareholders, which will be held at 2:00 p.m. (BST) / 9:00 a.m. (EDT) (or as soon thereafter as the Corporation Extraordinary General Meeting has been concluded or is adjourned) on the same day as the Meetings. Proxy materials for the Annual Meetings of Shareholders are not included in this proxy statement/prospectus and will be made available to shareholders separately.
Please read the section “Safety and Security Measures” below for further details on how we plan to conduct the meetings to prioritize the safety and security of our employees, shareholders and other stakeholders.
SAFETY AND SECURITY MEASURES
Due to security measures, all bags will be subject to search, and all persons who attend the meetings will be subject to a metal detector and/or a hand wand search. We will be unable to admit anyone who does not comply with these safety and security procedures.

Carnival Corporation Shareholders	Carnival plc Shareholders
You are eligible to vote if you were a shareholder as of the close of business (EDT) on February 17, 2026.	You are eligible to vote if you are a shareholder as of 6:30 p.m. (BST) on April 15, 2026.
HOW TO VOTE
REGISTERED HOLDERS
To make sure your vote is counted, please cast your vote as soon as possible by one of the following methods:
Voting Method	Carnival Corporation Shareholders	Carnival plc Shareholders
Internet	www.proxyvote.com, 24/7	www.shareview.co.uk, 24/7
Telephone	1-800-690-6903 (toll-free)	N/A
CREST	N/A	Using CREST electronic proxy appointment service (if you hold your shares through CREST)
Mobile Device	Scan the QR code	Scan the QR code
Mail	Complete and mail your signed form	Complete and mail your signed proxy forms
At the Meeting	Attend the extraordinary shareholder meeting and cast your ballot	Attend the court meeting and the general meeting and cast your ballot
Other	N/A
Via the Proxymity platform (if you are an institutional shareholder)
FOR THE CARNIVAL PLC COURT MEETING ONLY:
BLUE Forms of Proxy may be scanned and emailed to Equiniti at proxyvotes@equiniti.com or handed to the Chair of the Carnival plc Court Meeting or a representative of Equiniti before the start of the meeting

BENEFICIAL OWNERS (HOLDERS IN STREET NAME): your bank or broker will provide you with instructions on how to vote.

EXPECTED TIMETABLE OF PRINCIPAL EVENTS
The following timetable is based on our current expectations regarding dates for the implementation of the DLC Unification and Redomiciliation Transactions, and is subject to change. If any of the dates and/or times in this expected timetable change, the revised dates and/or times will be notified to the Carnival Corporation Shareholders and the Carnival plc Shareholders by announcement through the LSE and NYSE and on our website.
Event	Time and/or date
Publication of this document	February 27, 2026
Latest time for receipt by the Depositary of voting instructions for the Carnival plc Court Meeting and Carnival plc General Meeting	11:59 p.m. (EDT) on April 13, 2026(1)
Latest time for lodging Forms of Proxy or electronic proxy instructions for the:
Carnival plc Court Meeting (BLUE form)	1:30 p.m. (BST) on April 15, 2026(2)
Carnival plc General Meeting (YELLOW form)	1:40 p.m. (BST) on April 15, 2026(3)
Corporation Extraordinary General Meeting	11:59 p.m. (EDT) on April 16, 2026
Voting Record Time for Corporation Extraordinary General Meeting	5:00 p.m. (EDT) on February 17, 2026
Voting Record Time for Carnival plc Meetings	6:30 p.m. (BST) on April 15, 2026(4)
Carnival plc Court Meeting	1:30 p.m. (BST)/ 8:30 a.m. (EDT) on April 17, 2026
Carnival plc General Meeting	1:40 p.m. (BST)/ 8:40 a.m. (EDT) on April 17, 2026(5)
Corporation Extraordinary General Meeting	1:50 p.m. (BST) / 8:50 a.m. (EDT) on April 17, 2026(6)
Carnival Corporation & plc Annual Shareholder Meetings	2:00 p.m. (BST)/ 9:00 a.m. (EDT) on April 17, 2026(7)
Court Hearing (to sanction the Scheme)	May 1, 2026
Last time and date of dealings in Carnival plc Shares	6:00 p.m. (BST) on May 5, 2026
Scheme Record Time	6:00 p.m. (BST) on May 5, 2026
Last time and date for registration of transfers of, and disablement in CREST of, Carnival plc Shares	6:00 p.m. (BST) on May 5, 2026
Latest time and date of dealings in, and registration of transfers of, Carnival plc ADSs on NYSE	4:00 p.m. (EDT) on May 5, 2026
Suspension of listing of, and dealings in, Carnival plc Shares	7:30 a.m. (BST) on May 6, 2026
Effective Date of the Scheme	May 7, 2026(8)
Cancellation of listing of Carnival plc Shares	By 8:00 a.m. (BST) on May 7, 2026
Redomiciliation becomes effective	May 7, 2026
Admission of New CCL Shares on NYSE	By 9:30 a.m. (EDT) on May 7, 2026

Event	Time and/or date
New CCL Shares issued and registered through DRS (in respect of New CCL Shares held by former Carnival plc Shareholders in certificated form)	On or as soon as possible after 9:30 a.m. (EDT) on May 7, 2026 but not later than 14 days after the Scheme Effective Date
CCL DIs credited to CREST accounts (in respect of New CCL Shares held by former Carnival plc Shareholders in uncertificated form) and CSN accounts credited	On or as soon as possible after 9:30 a.m. (EDT) on May 7, 2026 but not later than 14 days after the Scheme Effective Date
Mandatory Exchange of ADSs for New CCL Shares	May 7, 2026
Dispatch of statements of entitlement relating to New CCL Shares held through the CSN	By no later than May 22, 2026
Dispatch of statements of entitlement to New CCL Shares held through DRS (in respect of New CCL Shares held by former Carnival plc Shareholders in certificated form)	By no later than May 22, 2026
Expected date for receipt of sale proceeds by any Restricted Shareholder	By no later than May 22, 2026
Long Stop Date	December 31, 2026(9)
Notes:
(1)
Only those holders of Carnival plc ADSs who hold Carnival plc ADSs on February 17, 2026 will be entitled to instruct the Depositary to exercise the voting rights in respect of the Carnival plc Shares represented by their Carnival plc ADSs at the Carnival plc Meetings.

(2)
It is requested that BLUE Forms of Proxy or CREST or other electronic proxy instructions in respect of the Carnival plc Court Meeting be lodged at least 48 hours prior to the time appointed for the Carnival plc Court Meeting (excluding any part of such 48-hour period falling on a non-working day) or, in the case of any adjournment, not later than 48 hours before the time fixed for the holding of the adjourned Carnival plc Court Meeting (excluding any part of such 48-hour period falling on a non-working day). If the BLUE Forms of Proxy or electronic proxy instructions are not received by this time, the BLUE Form of Proxy may be (i) scanned and emailed to Equiniti at the following email address: proxyvotes@equiniti.com; or (ii) handed to the Chair of the Carnival plc Court Meeting or a representative of Carnival plc’s Registrar, Equiniti, at the Carnival plc Court Meeting venue any time prior to the start of the Carnival plc Court Meeting (or any adjournment thereof).

(3)
YELLOW Forms of Proxy or CREST or other electronic proxy instructions in respect of the Carnival plc General Meeting must be lodged at least 48 hours prior to the time appointed for the Carnival plc General Meeting (excluding any part of such 48-hour period falling on a non-working day) or, in the case of any adjournment, not later than 48 hours before the time fixed for the holding of the adjourned Carnival plc General Meeting (excluding any part of such 48-hour period falling on a non-working day). YELLOW Forms of Proxy that are not so lodged may NOT be emailed to Equiniti or handed to the Chair of the Carnival plc General Meeting or a representative of Carnival plc’s Registrar, Equiniti, at the Carnival plc General Meeting venue before the start of or at the Carnival plc General Meeting (or any adjournment thereof).

(4)
If either the Carnival plc Court Meeting or Carnival plc General Meeting is adjourned, the voting record time for the relevant adjourned Meeting will be 6:30 p.m. (BST) on the day which is two days (excluding any part of a day that is a non-working day) before the date set for such adjourned Carnival plc Meeting and only Scheme Shareholders (in the case of the Carnival plc Court Meeting) and Carnival plc Shareholders and the holder of the Carnival plc special voting share (in the case of the Carnival plc General Meeting) on the register of members at such time shall be entitled to attend and vote at the relevant Meeting(s).

(5)
Or as soon thereafter as the Carnival plc Court Meeting shall have been concluded or been adjourned.

(6)
Or as soon thereafter as the Carnival plc General Meeting shall have been concluded or been adjourned.

(7)
Or as soon thereafter as the Corporation Extraordinary General Meeting shall have been concluded or been adjourned.

(8)
The Scheme of Arrangement will become effective as soon as a copy of the Court Order has been delivered to the UK Registrar of Companies for registration. This is expected to occur following the Scheme Record Time and prior to the Redomiciliation becoming effective. The events which are stated as occurring on subsequent dates are conditional on the Scheme Effective Date and operate by reference to that date.

(9)
This is the latest date by which the Scheme may become effective unless Carnival Corporation & plc agree to a later date.

QUESTIONS AND ANSWERS ABOUT THE DLC UNIFICATION AND
REDOMICILIATION TRANSACTIONS AND THE MEETINGS
The following questions and answers are intended to briefly address some commonly asked questions regarding the DLC Unification and Redomiciliation Transactions and the Meetings. These questions and answers may not address all questions that may be important to you. To better understand these matters, and for a description of the legal terms governing the DLC Unification and Redomiciliation Transactions, you should carefully read this entire proxy statement/prospectus, including the attached annexes, as well as the documents that have been incorporated by reference into this proxy statement/prospectus. Capitalized terms used but not otherwise defined in the questions and answers set forth below have the meanings set forth under the heading “Glossary.”
Q: Why am I receiving these materials?
On December 19, 2025, we announced that our Boards of Directors recommended (i) unifying our DLC structure under a single company, Carnival Corporation, with Carnival plc as its wholly-owned UK subsidiary, creating a simpler corporate structure and single global share price for the combined company, and (ii) migrating Carnival Corporation from the Republic of Panama, where Carnival Corporation is currently domiciled, to Bermuda under the name “Carnival Corporation Ltd.”
You are receiving these materials because the consummation of the DLC Unification and the Redomiciliation and other related changes described in this proxy statement/prospectus require the approval by Carnival Corporation Shareholders and Carnival plc Shareholders of the proposals described in this proxy statement/prospectus and the sanction of the Court of the Scheme of Arrangement. The Boards of Directors are furnishing this proxy statement/prospectus and the enclosed forms of proxy card to the Carnival Corporation Shareholders and Carnival plc Shareholders in connection with the solicitation of proxies in favor of those proposals at the Meetings and the Scheme of Arrangement at the Carnival plc Court Meeting.
Q: What is the DLC Unification?
Carnival Corporation and Carnival plc operate a DLC structure, whereby the businesses of Carnival Corporation and Carnival plc are combined through a number of contracts and through provisions in the Existing Carnival Corporation Organizational Documents and the Existing Carnival plc Articles. The two companies operate as if they are a single economic enterprise with a single executive management team and identical Boards of Directors, but each has retained its separate legal identity. Carnival Corporation and Carnival plc are both public companies with separate stock exchange listings and their own shareholders.
The DLC Unification is the proposed reorganization of Carnival Corporation & plc to remove the group’s existing DLC structure. In the DLC Unification, Carnival plc will become a wholly-owned subsidiary of Carnival Corporation pursuant to the Scheme of Arrangement. Carnival plc Shareholders will become shareholders of Carnival Corporation Ltd., which will become the sole parent company of the Carnival group and remain listed on the NYSE under the trading symbol “CCL.”
Q: What is the Redomiciliation?
Concurrently with and conditional upon the DLC Unification, Carnival Corporation proposes to migrate from the Republic of Panama to Bermuda and upon the Redomiciliation be renamed as “Carnival Corporation Ltd.”
Q: Why have the DLC Unification and Redomiciliation been proposed by the Boards of Directors?
The Boards of Directors believe that, given the structural changes to our shareholder base, the governance, reporting and administrative complexity of the DLC structure and its associated costs, and Carnival Corporation’s organization in the Republic of Panama, are no longer to the benefit of Carnival Corporation & plc and our shareholders. The Boards of Directors also believe that it would be beneficial to redomicile Carnival Corporation to Bermuda, a jurisdiction widely recognized and aligned with international financial standards. The Boards of Directors expect that the DLC Unification and the Redomiciliation will deliver a number of benefits to Carnival Corporation & plc and our shareholders, including:
•
creation of a single global share price, eliminating the current price differential between NYSE and LSE listed shares, helping to ensure all shareholders benefit equally and fully from our performance;

•
consolidation of liquidity into a single class of shares, including termination of the ADS program, improving pricing efficiency;

•
an expected increase in liquidity and index weighting in key U.S. indices;

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a reduction in general administrative, audit, legal and reporting costs as a result of no longer maintaining two separate listed entities to which multiple governance and reporting regimes apply;

•
reduced reporting requirements and regulatory and administrative burden; and

•
increased simplicity around corporate actions, such as dividends or share repurchases.

Q: How will the DLC Unification and Redomiciliation impact Carnival Corporation & plc’s underlying assets, its operations and its management?
The DLC Unification and Redomiciliation will not alter Carnival Corporation & plc’s strategy, underlying assets or operations and there will be no change in the composition of the ultimate parent company’s Board of Directors, executive leadership or corporate presence as a result of the DLC Unification and Redomiciliation Transactions. In particular, there will be no material changes to our strategy or operations in the UK which will remain a core part of our business. We remain committed to the UK market and will continue to maintain a significant corporate presence in Southampton. There will be no material changes to the company’s UK team member roles or employment terms. The DLC Unification and Redomiciliation Transactions also will not change Carnival Corporation & plc’s financial position, future earnings or cash flows.
Q: How will the DLC Unification and Redomiciliation Transactions impact my shareholding?
•
For current Carnival plc Shareholders: If the DLC Unification and Redomiciliation Transactions are completed, you will receive one Common Share of Carnival Corporation Ltd. (as redomiciled in Bermuda) in exchange for each Carnival plc Share you hold at the Scheme Record Time. This applies to all Scheme Shareholders, irrespective of whether or not you attended or voted, or how you voted, at the Carnival plc Meetings.

•
For current Carnival Corporation Shareholders: Your common stock of Carnival Corporation will remain issued and outstanding and, following the Redomiciliation, will represent the same number of Common Shares in Carnival Corporation Ltd., as redomiciled in Bermuda.

•
For holders of Carnival plc ADSs: See question below entitled “What will happen to the Carnival plc American Depositary Shares (“ADSs”)?”

Q: How will this affect the dividend that was declared by Carnival Corporation & plc on December 19, 2025? Will it change anything about the declaration of future dividends?
The DLC Unification and Redomiciliation will have no impact on the dividend declared on December 19, 2025, which will be paid in February 2026, consistent with prior communications.
The DLC Unification and Redomiciliation will not affect our overall approach to dividends. Any future dividends will remain subject to Board approval and, after the DLC Unification and Redomiciliation, will be paid entirely in U.S. dollars.
Q: What equity market listings will Carnival Corporation Ltd. have following the DLC Unification and Redomiciliation?
Carnival plc Shares will cease to be listed on the Official List of the FCA and will no longer be traded on the LSE. We intend to re-register Carnival plc as a private limited company shortly after the completion of the DLC Unification and Redomiciliation Transactions.

The Common Shares in Carnival Corporation Ltd. will remain listed on the NYSE under the trading symbol “CCL.” The Carnival Corporation Ltd. Common Shares will not have an LSE listing.
Q: What will happen to the Carnival plc American Depositary Shares (“ADSs”)?
Upon completion of the DLC Unification and Redomiciliation Transactions and pursuant to the terms of the Deposit Agreement (as defined below), all Carnival plc Shares underlying the ADSs will be replaced with Common Shares of Carnival Corporation Ltd. on a one-for-one basis, and we will delist the ADSs from the NYSE. On February 12, 2026, Carnival plc entered into an amendment to the Amended and Restated Deposit Agreement among Carnival plc, JPMorgan Chase Bank, as depositary (the “Depositary”), and the holders of ADSs (the “Deposit Agreement”), which will become effective prior to completion of the DLC Unification and Redomiciliation Transactions. As amended, the Deposit Agreement will terminate upon consummation of the DLC Unification and Redomiciliation Transactions, and immediately after such termination, all then outstanding ADSs will automatically be exchanged for underlying Common Shares of Carnival Corporation Ltd. ADS holders are responsible for any applicable fees of the Depositary in connection with surrender, withdrawal, or sale, as provided in the Deposit Agreement.
Participants in the Carnival plc 2005 Employee Stock Purchase Plan hold ADSs and, accordingly, will be subject to the ADS program termination and exchange mechanics described herein. See “Treatment of Carnival plc’s American Depositary Receipt Program.”
Q: What proportion of Common Shares of Carnival Corporation Ltd. will the former Carnival plc Shareholders and Carnival Corporation Shareholders own immediately after the DLC Unification and Redomiciliation Transactions?
It is expected that, upon consummation of the DLC Unification and Redomiciliation Transactions, former Carnival plc Shareholders will hold approximately 10.6% of Carnival Corporation Ltd.’s issued and outstanding Common Shares and existing Carnival Corporation Shareholders will hold approximately 89.4% of Carnival Corporation Ltd.’s issued and outstanding Common Shares, based on the number of shares outstanding of both Carnival Corporation & plc as of February 17, 2026. The exact ownership proportions of former Carnival plc Shareholders and existing Carnival Corporation Shareholders in Carnival Corporation Ltd. immediately following the DLC Unification and Redomiciliation Transactions will depend on the number of Carnival plc Shares and shares of Carnival Corporation common stock issued and outstanding immediately prior to the DLC Unification and Redomiciliation Transactions.
Q: Who will serve on the Carnival Corporation Ltd. Board of Directors and management after the DLC Unification and Redomiciliation Transactions?
It is expected that following completion of the DLC Unification and Redomiciliation Transactions, the current members of the Boards of Directors of Carnival Corporation & plc will continue to be the members of the Board of Directors of Carnival Corporation Ltd., and the executive management team of Carnival Corporation & plc will continue to be the executive management team of Carnival Corporation Ltd.
Q: What is the Scheme of Arrangement?
As part of the DLC Unification and Redomiciliation Transactions, we intend for Carnival Corporation to acquire Carnival plc pursuant to an English law procedure known as a “scheme of arrangement.” A scheme of arrangement is an arrangement between a company and its members (or any class of them) pursuant to Part 26 of the UK Companies Act. In the Scheme of Arrangement, Carnival plc Shareholders will receive one Common Share of Carnival Corporation Ltd. for each Carnival plc Share they hold, and Carnival plc will become a wholly-owned subsidiary of Carnival Corporation Ltd. The Scheme of Arrangement will require Carnival plc Shareholder approval as well as the sanction of the Court in England and Wales. Once the Scheme of Arrangement is approved by the Carnival plc Shareholders, sanctioned by the Court, the Scheme of Arrangement will, on becoming effective, be binding on all Carnival plc Shareholders.

Q: What are the Meetings, and when and where will the Meetings be held?
Carnival plc Shareholders are invited to two meetings of shareholders of Carnival plc:
•
The first meeting is the Carnival plc Court Meeting, a meeting convened by the Court in connection with the Scheme of Arrangement, and will be held at 1:30 p.m. (BST)/8:30 a.m. (EDT) on April 17, 2026 at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States.

•
The second meeting is the Carnival plc General Meeting, a general meeting of Carnival plc Shareholders, and will be held at the same venue at 1:40 p.m. (BST)/8:40 a.m. (EDT) on April 17, 2026 (or as soon thereafter as the Carnival plc Court Meeting has been concluded or adjourned).

Carnival Corporation Shareholders are invited to the Corporation Extraordinary General Meeting, which will be held at 8:50 a.m. (EDT)/1:50 p.m. (BST) on April 17, 2026 at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States (or as soon thereafter as the Carnival plc General Meeting has been concluded or adjourned).
The Annual Meetings of Shareholders will begin at 2:00 p.m. (BST) / 9:00 a.m. (EDT) (or as soon thereafter as the Corporation Extraordinary General Meeting has been concluded or is adjourned).
Q: What if I cannot attend the Meetings in Miami?
A live video broadcast of the Meetings will be hosted at Carnival House, 100 Harbour Parade, Southampton, SO15 1ST, United Kingdom. Carnival plc Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton.
Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors of Carnival plc and Carnival Corporation present at the Meetings in Florida, but will not be treated as, or considered to be, “in attendance” at the Meetings.
Whether or not you intend to attend and/or vote at the Meetings, you are therefore strongly encouraged to return your Proxy Forms or electronic proxy instructions as soon as possible.
Q: What proposals will be voted on at the Meetings?
At the Carnival plc Court Meeting, Carnival plc Shareholders will be asked to consider and vote on the Scheme of Arrangement (the “Scheme Proposal”).
At the Carnival plc General Meeting and the Corporation Extraordinary General Meeting, shareholders will be asked to consider and vote on:
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a proposal to approve the DLC Unification and Redomiciliation including, with effect from the Scheme of Arrangement becoming effective, the termination of the Equalization Agreement (the “DLC Unification Proposal”);

•
a proposal to authorize the Boards of Directors of Carnival Corporation and Carnival plc to take all action necessary and appropriate for implementing the Scheme of Arrangement and the DLC Unification and Redomiciliation Transactions (the “Scheme Implementation Proposal”);

•
a proposal to adopt the new articles of association of Carnival plc in the form attached to this proxy statement/prospectus as Annex H with effect from the passing of the proposal (the “PLC Scheme Articles Amendment Proposal”). These new articles of association propose to make certain amendments to the Existing Carnival plc Articles (i) for the purposes of giving effect to, and facilitating, the Scheme of Arrangement; and (ii) to modify the provisions relating to untraced Carnival plc Shareholders in line with current market practice;

•
a proposal to adopt the new articles of association of Carnival plc in the form attached to this proxy statement/prospectus as Annex I, with effect from the Scheme of Arrangement becoming effective (the “Post-Scheme PLC Articles Amendment Proposal”). These new articles of association seek to remove certain of the articles in the Existing Carnival plc Articles which entrench the DLC structure and make other consequential amendments;

•
a proposal to adopt the Memorandum of Continuance in the form attached to this proxy statement/prospectus as Annex F, which will have the effect of amending the Existing Carnival Corporation Charter to delete the Carnival Entrenched Provisions (as such term is defined in the Existing Carnival Corporation Charter) and will become effective as the memorandum of continuance of Carnival Corporation Ltd., on and with effect from completion of the Redomiciliation (the “Corporation Memorandum of Continuance Proposal”); and

•
a proposal to adopt the Carnival Corporation Ltd. Bye-Laws in the form attached to this proxy statement/prospectus as Annex G, which will have the effect of amending the Existing Carnival Corporation By-laws to delete the Carnival Entrenched Provisions (as such term is defined in the Existing Carnival Corporation By-laws) and will become effective as the Bye-Laws of Carnival Corporation Ltd. on and with effect from completion of the Redomiciliation (the “Corporation Bye-Laws Proposal” and, together with the DLC Unification Proposal, the Scheme Implementation Proposal, the PLC Scheme Articles Amendment Proposal, the Post-Scheme PLC Articles Amendment Proposal, the Corporation Memorandum of Continuance Proposal and the Corporation Bye-Laws Proposal, the “GM Proposals”).

At the Corporation Extraordinary General Meeting, the Carnival Corporation Shareholders also will be asked to consider and vote on a proposal to adjourn the Corporation Extraordinary General Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the GM Proposals (the “Adjournment Proposal”).
The Scheme Proposal, the GM Proposals and the Adjournment Proposal are referred to together as the “Proposals.”
Q: What is the voting recommendation of the Boards of Directors?
Your Boards of Directors unanimously recommend that you vote your shares FOR the GM Proposals.
The Board of Directors of Carnival plc unanimously recommends that Carnival plc Shareholders vote their shares FOR the Scheme Proposal.
The Board of Directors of Carnival Corporation unanimously recommends that Carnival Corporation Shareholders vote their shares FOR the Adjournment Proposal.
Q: How does the DLC arrangement affect my voting rights?
On most matters that affect all of the shareholders of Carnival Corporation & plc, the shareholders of both companies effectively vote together as a single decision-making body. These matters are called “joint electorate actions.” Combined voting is accomplished through the special voting shares that have been issued by each company. Certain matters specified in the organizational documents of Carnival Corporation & plc where the interests of the two shareholder bodies may diverge are called “class rights actions.” The class rights actions are voted on separately by the shareholders of each company. If either group of shareholders does not approve a class rights action, that action generally cannot be taken by either company. The GM Proposals to be voted on at the GMs include both joint electorate actions and class rights actions. The Adjournment Proposal is a procedural resolution, which is neither a joint electorate action or a class rights action. Procedural resolutions are described in more detail below.
Q: Which of the Proposals are joint electorate actions, which are class rights actions and which are procedural resolutions?
The DLC Unification Proposal, Post-Scheme PLC Articles Amendment Proposal, Corporation Memorandum of Continuance Proposal and Corporation Bye-Laws Proposal are class rights actions. The Scheme Implementation Proposal and PLC Scheme Articles Amendment Proposal are joint electorate actions.
The Scheme Proposal is a proposal that will be voted on only by Carnival plc Shareholders under the applicable laws of England and Wales.

The Adjournment Proposal is a procedural resolution that will be voted on only by Carnival Corporation Shareholders.
Q: How are joint electorate actions voted on?
Joint electorate actions are voted on as follows:
•
Carnival plc Shareholders vote at the meeting of Carnival plc Shareholders (whether in person or by proxy). Voting is on a poll (or ballot), which remains open for sufficient time to allow the vote at the meeting of Carnival Corporation Shareholders to be held and reflected in the meeting of Carnival plc Shareholders through the mechanism of the special voting share. An equivalent vote is cast at the subsequent meeting of Carnival Corporation Shareholders on each of the corresponding resolutions through a special voting share issued by Carnival Corporation; and

•
Carnival Corporation Shareholders vote at the meeting of Carnival Corporation Shareholders (whether in person or by proxy). Voting is by ballot (or on a poll), which remains open for sufficient time to allow the vote at the meeting of the shareholders of Carnival plc to be reflected in the meeting of Carnival Corporation Shareholders through the mechanism of the special voting share. An equivalent vote is cast on the corresponding resolutions at the meeting of Carnival plc Shareholders through a special voting share issued by Carnival plc.

A joint electorate action is approved if it is approved by:
•
a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution, if required by applicable law and regulations or the Existing Carnival plc Articles) by the holders of Carnival plc Shares and the holder of the Carnival plc special voting share voting as a single class at a meeting at which a quorum was present. In respect of a resolution, the Carnival plc special voting share will have such number of votes as were validly cast on the equivalent resolution at the parallel Carnival Corporation shareholders’ meeting;

•
a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Existing Carnival Corporation Organizational Documents) by the holders of Carnival Corporation common stock and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting at which a quorum was present and acting. In respect of a resolution, the Carnival Corporation special voting share will have such number of votes as were validly cast on the equivalent resolution at the parallel Carnival plc shareholders’ meeting; and

•
a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been “cast” for this purpose.

Q: How are class rights actions voted on?
Class rights actions are voted on as follows:
•
Carnival plc Shareholders vote at the meeting of Carnival plc (whether in person or by proxy). Voting is on a poll (or ballot), which remains open for sufficient time to allow the vote at the Carnival Corporation meeting to be held and, if applicable, reflected in the Carnival plc meeting through the mechanism of the special voting share; and

•
Carnival Corporation Shareholders vote at the Carnival Corporation meeting (whether in person or by proxy). Voting is by ballot (or on a poll), which remains open for sufficient time to allow the vote at the meeting of the shareholders of Carnival plc to be held, and if applicable, reflected in the meeting of Carnival Corporation Shareholders through the mechanism of the special voting share.

A class rights action is approved if it is approved by:
•
a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution, if required by applicable law and regulations or the Existing Carnival plc Articles) by the holders of Carnival plc’s ordinary shares and the holder of the Carnival plc special voting share voting as a single class at a meeting at which a quorum was present ; provided that the holder of the Carnival plc special voting share will only vote if the proposed action has not been approved at the parallel Carnival Corporation meeting and, if the Carnival plc special voting share is authorized to vote, such share will represent that number of votes equal to the largest whole percentage that is less than the percentage of the number of votes necessary to defeat the resolution at the Carnival plc meeting if the total votes capable of being cast by all of Carnival plc outstanding shares able to vote were cast in favor of the resolution; and
•
a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Existing Carnival Corporation Organizational Documents) by the holders of Carnival Corporation common stock and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting at which a quorum was present and acting; provided that the holder of the Carnival Corporation special voting share will only vote if the proposed action has not been approved at the parallel Carnival plc meeting and, if the Carnival Corporation special voting share is authorized to vote, such share will represent that number of votes equal to the largest whole percentage that is less than the percentage of the number of votes necessary to defeat the resolution at the Carnival Corporation meeting if the total votes capable of being cast by all of Carnival Corporation outstanding shares able to vote were cast in favor of the resolution.

Q: What are procedural resolutions?
Procedural resolutions are resolutions of a procedural or technical nature that do not adversely affect the shareholders of the other company in any material respect and are put to the shareholders at a meeting.
The special voting shares do not represent any votes on “procedural resolutions.”
Q: What vote is required to approve the Proposals?
Approval of the Scheme Proposal requires the approval of a majority in number of the Scheme Shareholders present and voting in person or by proxy at the Carnival plc Court Meeting, representing not less than 75% in value of the Scheme Shares held by such Scheme Shareholders.
Assuming a quorum is present, the GM Proposals require the following votes for approval:
•
the DLC Unification Proposal is a class rights action and, for purposes of Carnival plc, an ordinary resolution. Approval of the DLC Unification Proposal requires the affirmative vote of a simple majority of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting and by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Corporation Extraordinary General Meeting;

•
the Scheme Implementation Proposal is a joint electorate action and, for purposes of Carnival plc, an ordinary resolution. In practice, approval of the Scheme Implementation Proposal requires the affirmative vote of a simple majority of the combined votes cast by Carnival plc Shareholders and Carnival Corporation Shareholders at the GMs;

•
the PLC Scheme Articles Amendment Proposal is a joint electorate action and, for purposes of Carnival plc, a special resolution. In practice, approval of the PLC Scheme Articles Amendment Proposal requires the affirmative vote of at least 75% of the combined votes cast by Carnival plc Shareholders and Carnival Corporation Shareholders at the GMs;

•
the Post-Scheme PLC Articles Amendment Proposal is a class rights action and, for purposes of Carnival plc, a special resolution. Approval of the Post-Scheme PLC Articles Amendment Proposal requires the affirmative vote of at least 75% of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting and a simple majority of the votes cast by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Corporation Extraordinary General Meeting;

•
the Corporation Memorandum of Continuance Proposal is a class rights action and, for purposes of Carnival plc, an ordinary resolution. Approval of the Corporation Memorandum of Continuance Proposal requires the affirmative vote of a simple majority of the votes cast by Carnival plc

Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting and a simple majority of the votes entitled to be cast by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Corporation Extraordinary General Meeting; and
•
the Corporation Bye-Laws Proposal is a class rights action and, for purposes of Carnival plc, an ordinary resolution. Approval of the Corporation Bye-Laws Proposal requires the affirmative vote of a simple majority of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting and a simple majority of the votes entitled to be cast by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Corporation Extraordinary General Meeting.

Please also refer to the questions “How are joint electorate actions voted on?” and “How are class rights actions voted on?” above for further details on the required votes.
Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Carnival Corporation common stock present in person or represented by proxy at the Corporation Extraordinary General Meeting (whether or not a quorum is present).
Q: What constitutes a quorum for the Meetings?
For the Carnival plc General Meeting, the quorum requirement is three shareholders who are present (in person or by proxy) and entitled to vote, one of whom must be the holder of the Carnival plc special voting share. In addition, for resolutions that are joint electorate actions, at least one-third of the total votes entitled to be cast by all shareholders of both companies must be cast on such resolutions for them to be effective.
For the Corporation Extraordinary General Meeting, the quorum requirement for holding and transacting business at the Corporation Extraordinary General Meeting is one-third of the total votes entitled to be cast by all shareholders of both companies. Shareholders may be present in person or represented by proxy or corporate representative at the GMs. The holder of the Carnival Corporation special voting share must be present in person or by proxy at the meeting.
For the Carnival plc Court Meeting, the quorum requirement is three members present in person or by proxy and the Court must be satisfied that the votes cast are a fair and reasonable representation of the opinion of the Scheme Shareholders.
Q: How is the quorum determined?
For the purposes of determining a quorum at the Corporation Extraordinary General Meeting, the Carnival Corporation special voting share shall, at the commencement of the meeting, have no votes for purposes of determining whether a quorum exists and therefore shall not be counted for purposes of determining the total number of shares entitled to vote at such meeting or whether a quorum exists at such meeting, although the holder of the Carnival Corporation special voting share must be present, either in person (through a representative of DLC SVC Limited) or by proxy.
Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum.
For the purposes of determining a quorum at the Carnival plc General Meeting, the Carnival plc special voting share will be treated as being entitled to vote (notwithstanding the operation of the procedures relating to joint electorate actions and class rights actions). As noted above, the holder of the Carnival plc special voting share must be present, either in person (through a representative of P&O Princess Trustee) or by proxy, at the Carnival plc General Meeting for it to be quorate.
Q: Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties except:

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as necessary to meet applicable legal requirements;

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to allow for the tabulation of votes and certification of the vote; or

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to facilitate a successful proxy solicitation by our Boards of Directors.

Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.
Q: Who will bear the cost of soliciting votes for the Meetings?
We are providing these proxy materials in connection with the solicitation by the Boards of Directors of proxies to be voted at the Meetings. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the Meetings. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders. Carnival Corporation and Carnival plc have retained Innisfree M&A Incorporated and Georgeson, a trading name of Computershare Investor Services Plc, to provide certain analytics and other services in connection with the Meetings, which may include the solicitation of proxies, for an estimated total fee of approximately $48,500 plus the cost of additional services to be agreed and expenses.
Q: What do I need to do now?
We encourage you to read this proxy statement/prospectus, including all documents incorporated by reference into this proxy statement/prospectus, and its annexes carefully and in their entirety.
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If you are a Carnival plc Shareholder, you are encouraged to vote at the Carnival plc Court Meeting and the Carnival plc General Meeting.

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If you are a Carnival Corporation Shareholder, you are encouraged to vote at the Corporation Extraordinary General Meeting.

Please see also questions “How do I vote my Carnival plc shares without attending the Carnival plc Court Meeting or the Carnival plc General Meeting?”, “How can I vote my Carnival Corporation shares in person at the Corporation Extraordinary General Meeting?” and “How can I vote my Carnival Corporation shares without attending the Corporation Extraordinary General Meeting?” below and the sections of this proxy statement/prospectus entitled “Carnival Corporation & plc Meetings” for more details of how to vote at the Meetings.
Please do not send any stock or share certificate(s) with your proxy card.
Q: Should I send my stock or share certificate(s) in now?
No. You do not need to send your stock or share certificate(s). If you are a Carnival plc Shareholder, after the DLC Unification and Redomiciliation Transactions are consummated, your share certificates in respect of Carnival plc Shares will cease to be valid.
Q: When do you expect the DLC Unification and Redomiciliation Transactions to be completed?
If the Scheme of Arrangement is approved at the Carnival plc Court Meeting and the GM Proposals are approved at the GMs and all other conditions to the completion of the DLC Unification and Redomiciliation Transactions are satisfied, it is anticipated that the DLC Unification and Redomiciliation Transactions will be completed before the end of the second quarter of 2026.
Q: What conditions must be satisfied in order for the DLC Unification and Redomiciliation Transactions to be completed?
The implementation of the DLC Unification is subject to the satisfaction or (where capable of waiver) waiver of a number of conditions set out in full in the Unification Agreement, including (among others):

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the Scheme Proposal and the GM Proposals having been approved at the Meetings, in each case, by the requisite majorities;

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the Scheme of Arrangement having been sanctioned (without modification or with modification on terms agreed by Carnival Corporation & plc) by the Court and a copy of the Court Order having been delivered to the Registrar of Companies in England and Wales;

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confirmation having been received by Carnival Corporation that the New CCL Shares have been approved for listing, subject to official notice of issuance, on the NYSE;

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this document having become effective under the Securities Act and, not being the subject of any stop order or proceeding seeking a stop order immediately prior to the Scheme Effective Date;

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there being no fact, matter or circumstance which, in the sole opinion of Carnival Corporation, would or would be reasonably likely to result in the Bermuda Registrar of Companies refusing to grant formal approval of the Redomiciliation; and

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the receipt of competition and antitrust clearances in the U.S. and Germany and foreign direct investment clearances in Germany and Italy, or, in each case, the expiration or termination of all applicable waiting periods, are necessary to complete the DLC Unification and Redomiciliation Transactions.

Carnival Corporation and Carnival plc each received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 on January 16, 2026. Foreign direct investment clearance for the DLC Unification was received from the relevant regulator in Germany (the German Federal Ministry for Economic Affairs and Energy (Bundesministerium für Wirtschaft und Energie)) on February 4, 2026 and from the Italian Presidency of the Council of Ministers on February 25, 2026. In addition, the Federal Cartel Office (Bundeskartellamt) in Germany granted clearance on February 18, 2026.
The implementation of the Redomiciliation is conditional on the implementation of the DLC Unification. Carnival Corporation is required to implement and complete the Redomiciliation without undue delay once the Scheme of Arrangement becomes effective in accordance with its terms.
Q: Are there risks associated with the DLC Unification and Redomiciliation Transactions?
Yes. Before making a decision on whether and how to vote, you are urged to carefully read the section entitled “Risk Factors.”
Q: What happens if the DLC Unification and Redomiciliation Transactions are not completed?
If the DLC Unification and Redomiciliation Transactions are not completed for any reason, Carnival plc Shareholders will not receive Common Shares of Carnival Corporation Ltd. and Carnival Corporation and Carnival plc will continue as separate public companies incorporated under the laws of the Republic of Panama and England and Wales, respectively, with the DLC arrangements continuing to be in effect, shares of Carnival Corporation common stock continuing to be listed on the NYSE and Carnival plc Shares and ADSs continuing to be listed and traded on the LSE and the NYSE, respectively. Carnival Corporation will also continue to be domiciled in the Republic of Panama and will not redomicile in Bermuda.
Q: Do any of the directors or officers of Carnival Corporation & plc have interests in the DLC Unification and Redomiciliation Transactions that may be in addition to or differ from those of other shareholders generally?
Directors and executive officers of Carnival Corporation and Carnival plc may have interests in the DLC Unification and Redomiciliation Transactions that are in addition to, or may be different from, the interests of Carnival Corporation Shareholders and Carnival plc Shareholders generally.
As of February 17, 2026, the members of the Boards of Directors and executive officers of Carnival Corporation and Carnival plc did not own any ordinary shares of Carnival plc and beneficially owned

97,059,676 shares of common stock of Carnival Corporation, including equity awards exercisable or vesting within 60 days of February 17, 2026, representing 7.8% of the outstanding shares of common stock of Carnival Corporation.
For a description of the interests of our directors and executive officers in the DLC Unification and Redomiciliation Transactions, see the section of the proxy statement/prospectus entitled “The DLC Unification and Redomiciliation Transactions  —  Interests of Directors and Executive Officers of Carnival Corporation and Carnival plc in the DLC Unification and Redomiciliation Transactions.”
Save as set out in this document, the effect of the Scheme of Arrangement on the interests of the Directors of Carnival plc is the same as the effect on the like interests of other persons.
Q: Where can I find the voting results of the Meetings?
We have retained Broadridge Financial Solutions, Inc. (“Broadridge”) to serve as independent inspector of elections in connection with the Meetings. Carnival plc’s Registrar, Equiniti, will count the votes in respect of the Carnival plc Meetings, which will be reviewed by Broadridge as the inspector of elections. We intend to notify Carnival Corporation Shareholders and Carnival plc Shareholders of the results of the Meetings by filing with the SEC a Current Report on Form 8-K and through the release of an announcement via a Regulatory Information Service in the UK following the Meetings.
Q: What are the material U.S. tax consequences of the DLC Unification and Redomiciliation Transactions?
A U.S. Holder of Carnival Corporation common stock or Carnival plc Shares or ADSs should not recognize any U.S. federal income tax consequences as a result of the DLC Unification in respect of Carnival Corporation common stock or Carnival plc Shares or ADSs held by such U.S. Holder prior to the DLC Unification.
It is intended that the Scheme of Arrangement will constitute a tax-free reorganization under section 368(a)(1)(B) of the Code. The conclusion that the Scheme of Arrangement should constitute a tax-free reorganization under section 368(a)(1)(B) of the Code is not entirely free from doubt. There is no authority or guidance that addresses the application of the requirements for a tax-free reorganization under section 368(a)(1)(B) of the Code to an arrangement similar to the DLC structure, and no ruling has been or will be sought from the U.S. Internal Revenue Service as to the U.S. federal income tax consequences of the DLC Unification.
It is intended that the Redomiciliation will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Accordingly, U.S. Holders of Carnival Corporation common stock should not recognize taxable gain or loss as a result of the Redomiciliation for U.S. federal income tax purposes.
U.S. Holders should read the “United States” part of the section entitled “Certain Material Tax Consequences” beginning on page 80 of this document for a more complete discussion of the U.S. tax consequences of the DLC Unification and Redomiciliation Transactions. In addition, as the U.S. tax consequences for a particular U.S. Holder will depend on such U.S Holder’s specific facts and circumstances, U.S. Holders should consult their own tax advisers regarding the DLC Unification and Redomiciliation Transactions.
Q: What are the material U.K. tax consequences of the DLC Unification and Redomiciliation Transactions?
It is intended that the Scheme of Arrangement will generally be treated for U.K. tax on chargeable gains purposes as a reorganization for U.K. Holders (as defined in the section entitled “Certain Material Tax Consequences”) of Carnival plc Shares or ADSs. In addition, it is intended that the Redomiciliation will generally be treated for U.K. tax on chargeable gains purposes as not giving rise to a disposal for U.K. Holders of the Carnival Corporation Ltd. Common Shares which they acquire pursuant to the Scheme of Arrangement. On the assumption that the intended treatment applies for U.K. tax on chargeable gains purposes, U.K. Holders of Carnival plc Shares or ADSs will generally not recognize a chargeable gain or allowable loss as a result of the Scheme of Arrangement or Redomiciliation.

Carnival Corporation has not sought and does not intend to seek any clearance from HM Revenue & Customs (“HMRC”) regarding the Scheme of Arrangement or the Redomiciliation. There can be no assurance that HMRC will not assert, or that a court would not sustain, a position that the Scheme of Arrangement or the Redomiciliation gives rise to a disposal for U.K. Holders of their Carnival plc Shares or ADSs or of their Carnival Corporation common stock, respectively, for U.K. tax on chargeable gains purposes. In such a case, the U.K. tax consequences of the Scheme of Arrangement and the Redomiciliation could differ from those described above.
U.K. Holders should read the “United Kingdom” part of the “Certain Material Tax Consequences” section beginning on page 86 of this document for a more complete discussion of the U.K. tax consequences of the DLC Unification and Redomiciliation Transactions. In addition, as the U.K. tax consequences for a particular U.K. Holder will depend on such U.K Holder’s specific facts and circumstances, U.K. Holders should consult their own tax advisers regarding the DLC Unification and Redomiciliation Transactions.
Q: Who can answer my questions?
If you have questions concerning the DLC Unification and Redomiciliation Transactions, the Meetings or this proxy statement/prospectus, would like additional copies of this proxy statement/prospectus or need help voting your shares of Carnival Corporation common stock, please consult your professional advisors or contact Carnival Corporation & plc’s Investor Relations department at Carnival Corporation, Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States.
Alternatively, if you hold Carnival plc Shares, please contact Carnival plc’s Registrar, Equiniti, by calling the Shareholder Helpline at +44 (0)371 384 2886. Lines are open between 8:30 a.m. and 5:30 p.m. (BST) Monday to Friday (excluding public holidays in England and Wales). For deaf and speech impaired shareholders, Equiniti welcomes calls via Relay UK. Please see www.relayuk.bt.com for more information. Calls to the helpline from outside the UK will be charged at applicable international rates. Different charges may apply to calls from mobile telephones. Please note that calls to Equiniti may be monitored or recorded for security and training purposes and no advice on the DLC Unification and Redomiciliation Transactions or their merits, nor any legal, taxation or financial advice, can be given.
Questions Specific to Carnival plc Shareholders
Q: Who is entitled to attend and vote at the Carnival plc Court Meeting and the Carnival plc General Meeting?
If you are a Carnival plc Shareholder registered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 15, 2026, you will be entitled to attend in person and vote at the Carnival plc Court Meeting and the Carnival plc General Meeting in respect of the number of Carnival plc Shares registered in your name at that time.
You may also appoint a proxy to attend, speak and vote on your behalf. If you are a corporation, you may appoint a corporate representative to represent you and vote your shareholding in Carnival plc at the Carnival plc Court Meeting and the Carnival plc General Meeting. For further details regarding appointing a proxy or corporate representative, please see below.
Separate voting procedures apply to holders of Carnival plc ADSs. The Depositary will circulate to the applicable Carnival plc ADS holders a depositary notice and related ADS voting instructions that detail the manner in which such voting instructions may be delivered to the applicable Depositary.
Please note that each shareholder or their duly appointed proxies and corporate representatives will be required to comply with the “Safety and Security Measures” set out in the “Introduction.”
Q: Will I be asked to vote at the Carnival Corporation Extraordinary General Meeting?
No. Your vote at the Carnival plc General Meeting, for the purposes of determining the outcome of combined voting on any GM Proposal, is automatically reflected as appropriate at the parallel Corporation Extraordinary General Meeting.

Q: How do I vote my Carnival plc shares without attending the Carnival plc Court Meeting or the Carnival plc General Meeting?
You may vote your Carnival plc Shares at the Carnival plc Court Meeting and the Carnival plc General Meeting by appointing a proxy or proxies to attend, speak and vote on your behalf. To be effective, an appointment of proxy must be duly completed and returned using one of the following methods:
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by sending the appropriate completed and signed Forms of Proxy (together, if appropriate, with the power of attorney or other written authority under which it is signed or a notarially certified copy of such power of attorney or authority) by post to Carnival plc’s Registrar, Equiniti Limited, Aspect House, Spencer Road, Lancing BN99 6DA;

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electronically through Equiniti’s website at www.shareview.co.uk;

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in the case of institutional investors, electronically via the Proxymity platform at www.proxymity.io; or

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in the case of Carnival plc Shareholders who hold their shares through CREST, by utilizing the CREST proxy voting service.

In each case, the Forms of Proxy or electronic proxy instructions must be received by the Registrar, Equiniti, by no later than the following times and dates:
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BLUE Forms of Proxy or CREST or other electronic proxy instructions for the Carnival plc Court Meeting by 1:30 p.m. (BST) on April 15, 2026; and

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YELLOW Forms of Proxy or CREST or other electronic proxy instructions for the Carnival plc General Meeting by 1:40 p.m. (BST) on April 15, 2026.

If the BLUE Form of Proxy or electronic proxy instruction in connection with the Carnival plc Court Meeting is not lodged by the deadline referred to above, the BLUE Form of Proxy may be completed and (i) scanned and emailed to Equiniti at the following email address: proxyvotes@equiniti.com; or (ii) handed to the Chair of the Carnival plc Court Meeting or a representative of Carnival plc’s Registrar, Equiniti, at the Carnival plc Court Meeting venue any time prior to the start of the Carnival plc Court Meeting (or any adjournment thereof). However, in the case of the Carnival plc General Meeting, if the YELLOW Form of Proxy or electronic proxy instruction is not lodged by the deadline referred to above, and in accordance with the instructions on the YELLOW Form of Proxy, it will be invalid.
If you are a corporation, you can vote your Carnival plc Shares at the Carnival plc Court Meeting and Carnival plc General Meeting by appointing one or more corporate representatives. You are strongly encouraged to pre-register your corporate representative to make registration on the day of the Carnival plc Meetings more efficient. In order to pre-register you will need to email your Letter of Representation to Carnival plc’s Registrar, Equiniti, at proxyvotes@equiniti.com. Corporate representatives themselves are urged to arrive at least two hours before commencement of the Carnival plc Court Meeting to assist Carnival plc’s Registrar with the appropriate registration formalities.
Whether or not you intend to attend both or either of the Carnival plc Meetings in person, you are strongly encouraged to return both your Forms of Proxy or to appoint a proxy electronically, as soon as possible. The completion and return of the Forms of Proxy or electronic proxy instruction will not prevent you from attending and voting at the Carnival plc Meetings, if you are entitled to and wish to do so.
If you are a Carnival plc Shareholder and properly complete, sign and return your forms of proxy, but do not indicate how your Carnival plc shares should be voted on a matter, the Carnival plc Shares represented by your proxy will be voted as the Board of Directors of Carnival plc recommends and, therefore ‘FOR’ each of the Scheme Proposal and GM Proposals.
Please see the sections of this proxy statement/prospectus entitled “Introduction” and “Carnival Corporation & plc Meetings” for further details in respect of proxy appointments and how to vote at the Carnival plc Meetings.

Q: Can I change my vote given by proxy or by my corporate representative?
Yes. You may change your proxy vote by either:
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completing, signing and dating a new Form of Proxy in accordance with its instructions and returning it to Carnival plc’s Registrar, Equiniti, by no later than the required deadlines set out above in “How do I vote my Carnival plc shares without attending the Carnival plc Court Meeting or the Carnival plc General Meeting?” If two or more valid, but differing, proxy instructions are delivered or received in respect of the same Carnival plc Share, the one which is last validly delivered or received will be treated as replacing and revoking the other or others as regards that share; or

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attending and voting in person at the Carnival plc Court Meeting or Carnival plc General Meeting, as applicable. In the event of a poll on which a Scheme Shareholder or Carnival plc Shareholder votes in person, any proxy votes previously lodged in accordance with the instructions set out herein by such shareholder in respect of the same Carnival plc Shares for the relevant Carnival plc Meeting will be excluded.

If you do not attend and vote in person at the Carnival plc Court Meeting or Carnival plc General Meeting and wish to revoke the appointment of your proxy or corporate representative, you must do so by delivering a notice of such revocation to Carnival plc’s Registrar, Equiniti, at least three hours before the start of the relevant Carnival plc Meeting.
Q: What class of shares are entitled to be voted at the Carnival plc Court Meeting and the Carnival plc General Meeting?
Each Carnival plc Share in issue as of 6:30 p.m. (BST) on April 15, 2026 is entitled to one vote at the Carnival plc Court Meeting and at the Carnival plc General Meeting.
As of February 17, 2026, Carnival plc had 217,413,915 ordinary shares in issue. However, the 42,876,272 Carnival plc Shares directly or indirectly held by Carnival Corporation have no voting rights (in accordance with the Existing Carnival plc Articles). In addition, as of February 17, 2026, 28,398,278 Carnival plc Shares were held in treasury. As a result, as of February 17, 2026, the total voting rights in Carnival plc were 146,139,365.
Please also refer to the questions “How are joint electorate actions voted on?” and “How are class rights actions voted on?” above regarding the Carnival plc special voting share.
Q: In what form will I receive New CCL Shares?
Unlike the Carnival plc Shares, the New CCL Shares are not capable of being held, transferred or settled directly through the CREST settlement system. As such, if you hold Carnival plc Shares in uncertificated form through CREST, you will receive such number of depository interests representing entitlements to Common Shares of Carnival Corporation Ltd. (or CCL DIs) as is equivalent to the number of New CCL Shares you would otherwise be entitled to receive under the terms of the DLC Unification.
A CCL DI is a dematerialized depository interest, each of which represents an entitlement to one underlying Common Share. You can hold, transfer and settle CCL DI transactions within CREST. The CCL DIs will reflect the same economic rights as are attached to the New CCL Shares. However, while the holders of CCL DIs will have an interest in the underlying New CCL Shares, they will not be registered holders of the New CCL Shares. Holders of CCL DIs will, however, have the option to (i) receive notices of shareholder meetings of Carnival Corporation Ltd.; (ii) give directions as to voting at such shareholder meetings in respect of such number of New CCL Shares as are represented by the CCL DIs held; and (iii) have made available to them and be sent, if so requested, copies of the annual accounts, proxy materials and other documents and communications issued by Carnival Corporation Ltd. to its shareholders generally.
If you hold Carnival plc Shares in certificated form (that is, not in CREST), are a natural person, are aged 18 or over and have a registered address in an Eligible CSN Jurisdiction immediately prior to the Scheme Record Time, then you will not be issued with New CCL Shares directly but will instead hold your interests in the form of CCL DIs and these will be held on your behalf within the CSN. The CSN will be sponsored by Carnival Corporation Ltd. and provided by Equiniti Financial Services Limited with the CCL DIs being held in the name of the Equiniti Nominee (such CCL DIs held by the Equiniti Nominee on behalf of CSN Shareholders in accordance with the CSN Terms and Conditions). An opening statement will be issued within 14 days of Completion which will contain your Shareholder Reference which you will need when contacting the Equiniti Nominee or trading your CCL DIs.
If CCL DIs are held on your behalf in the CSN, you will have the option to (i) receive notices of shareholder meetings of Carnival Corporation Ltd.; (ii) give directions as to voting at such shareholder meetings in respect of your CCL DIs held; and (iii) be advised where to access copies of the annual accounts and other documents and communications issued by Carnival Corporation Ltd. to its shareholders generally.
If you hold Carnival plc Shares in certificated form and are not eligible to participate in the CSN, you will receive New CCL Shares through DRS by the Transfer Agent. Shares held in DRS have the traditional rights and privileges of shares previously held in certificated form. You will be sent a book-entry account statement of ownership evidencing your ownership of New CCL Shares by the Transfer Agent.
See the sections entitled “The DLC Unification and Redomiciliation Transactions — Listings, Dealings and Settlement” and “Carnival Corporation & PLC Proposals” for further information.
Please note that any Carnival plc Shares which are Sanctions Affected Shares will be excluded from the Scheme of Arrangement.
Q: What if I am eligible to hold my New CCL Shares through the CSN in the form of DIs but I do not wish to hold them in that way?
CSN Shareholders will have a period of 90 days following dispatch of the opening statements in which they may transfer their CCL DIs out of the CSN without a transfer fee being payable by the CSN Shareholder. Information on how to arrange this will be provided on the opening statement.
Questions Specific to Carnival Corporation Shareholders
Q: What Carnival Corporation shares owned by me can be voted?
All Carnival Corporation shares owned by you as of the close of business on February 17, 2026 (the “Record Date”), may be voted by you at the Corporation Extraordinary General Meeting. These shares include those:
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held directly in your name as the shareholder of record, including shares purchased through Carnival Corporation’s Dividend Reinvestment Plan and its Employee Stock Purchase Plan; and

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held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q: Will I be asked to vote at the Carnival plc General Meeting or the Carnival plc Court Meeting?
No. Your vote at the Corporation Extraordinary General Meeting, for the purposes of determining the outcome of combined voting on any GM Proposal, is automatically reflected as appropriate at the parallel Carnival plc General Meeting, and you will not be required to vote at the Carnival plc Court Meeting.
Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Most of the Carnival Corporation Shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record	Beneficial Owner
If your shares are registered directly in your name with Carnival Corporation’s transfer agent, Computershare Trust Company, N.A., you are	If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held under street

Shareholder of Record	Beneficial Owner
considered, with respect to those shares, the shareholder of record, and the proxy materials are being sent directly to you by us.
As the shareholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the Corporation Extraordinary General Meeting.

name, and the proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record.
As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Corporation Extraordinary General Meeting.
However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q: How can I vote my Carnival Corporation shares in person at the Corporation Extraordinary General Meeting?
Shares held directly in your name as the shareholder of record may be voted in person at the Corporation Extraordinary General Meeting in the U.S. If you choose to do so, please bring your proxy card and proof of identification.
Even if you plan to attend the Corporation Extraordinary General Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held under street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please refer to the voting instructions provided by your broker or nominee.
Please also refer to the sections entitled “Meeting Admission Requirements” and “Safety and Security Measures” included in the “Notice of Extraordinary General Meeting of Carnival Corporation Shareholders” section for additional information.
Q: How can I vote my Carnival Corporation shares without attending the Corporation Extraordinary General Meeting?
Whether you hold shares directly as the shareholder of record or beneficially under street name, you may direct your vote without attending the Corporation Extraordinary General Meeting. You may vote by granting a proxy or, for shares held under street name, by submitting voting instructions to your broker or nominee.
For shareholders of record, you may do this:
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by voting over the Internet using the website indicated on the enclosed proxy card;

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by telephone using the toll-free number on the enclosed proxy card; or

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by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Where your shares are held under street name, in most instances you will be able to do this over the Internet or by telephone by following the instructions you received, or if you received a full printed set of proxy materials in the mail, by mail. Please refer to the voting instruction card included by your broker or nominee.
Q: Can I change my vote?
Yes. You may change your proxy instruction at any time prior to the vote at the Corporation Extraordinary General Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Corporation

Extraordinary General Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.
Q: What does it mean if I receive more than one set of proxy materials?
It means your shares are registered differently or are in more than one account. Please follow the instructions in each set of materials to ensure all of your shares are voted.
Q: Who can attend the Corporation Extraordinary General Meeting?
All Carnival Corporation Shareholders of record as of the Record Date, or their duly appointed proxies, may attend and may vote at the Corporation Extraordinary General Meeting. Please note that each Carnival Corporation Shareholder or their duly appointed proxies will be required to comply with the “Meeting Admission Requirements” and “Safety and Security Measures” included in the “Notice of Extraordinary General Meeting of Carnival Corporation Shareholders.” Each shareholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.
In addition, if you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of the Record Date, together with proof of identification. Cameras, audio and video recording devices and other electronic devices will not be permitted at the meeting.
Q: What class of shares are entitled to be voted at the Corporation Extraordinary General Meeting?
Carnival Corporation has only one class of common stock outstanding. Each share of Carnival Corporation common stock outstanding as of the close of business on the Record Date is entitled to one vote at the Corporation Extraordinary General Meeting. As of February 17, 2026, Carnival Corporation had 1,239,000,212 shares of common stock issued and outstanding. The trust shares of beneficial interest in the P&O Princess Special Voting Trust that are paired with your shares of common stock do not give you separate voting rights.
Please also refer to the questions “How are joint electorate actions voted on?” and “How are class rights actions voted on?” above regarding the Carnival Corporation special voting share.
Q: Who will count the votes?
Broadridge will tabulate the votes in respect of the Carnival Corporation Extraordinary General Meeting and act as the inspector of elections. Equiniti will count the votes in respect of the Carnival plc Meetings, which will be reviewed by Broadridge as the inspector of elections.

SUMMARY
The following is a summary of certain information contained elsewhere in this proxy statement/prospectus. This summary is qualified in its entirety by the more detailed information appearing elsewhere in this proxy statement/prospectus, including the annexes hereto and the documents incorporated by reference herein. It is recommended that Carnival Corporation and Carnival plc shareholders read this proxy statement/prospectus and consult with their own legal, tax, financial and other professional advisors with respect to the matters to be acted on at the Meetings. Capitalized terms used but not otherwise defined in this summary have the meanings set forth under the heading “Glossary.”
Additional information is contained in the notice for each Meeting. See Annexes A, B and C of this proxy statement/prospectus.
General
Carnival Corporation and Carnival plc operate a DLC structure, whereby the businesses of Carnival Corporation and Carnival plc are combined through a number of contracts and through provisions in the Existing Carnival Corporation Organizational Documents and the Existing Carnival plc Articles. Our DLC structure was established in 2003 as part of the combination of Carnival Corporation and P&O Princess Cruises plc (now Carnival plc) for the benefit of both sets of shareholders. The two companies operate as if they are a single economic enterprise with a single executive management team and identical Boards of Directors, but each has retained its separate legal identity. Carnival Corporation and Carnival plc are both public companies with separate stock exchange listings and their own shareholders.
On December 19, 2025, we announced that our Boards of Directors recommended (i) unifying Carnival Corporation & plc’s DLC structure under a single company, Carnival Corporation, with Carnival plc as its wholly-owned UK subsidiary, creating a simpler corporate structure and single global share price for the combined company, and (ii) migrating Carnival Corporation from the Republic of Panama, where Carnival Corporation is currently domiciled, to Bermuda under the name “Carnival Corporation Ltd.” It is proposed that the DLC Unification be implemented through the Scheme of Arrangement, as a result of which Carnival plc will become a wholly-owned subsidiary of Carnival Corporation and Carnival plc Shareholders will become shareholders in Carnival Corporation Ltd. Concurrently with and conditional on completion of the DLC Unification, Carnival Corporation will change its jurisdiction of organization from the Republic of Panama to Bermuda and will be renamed as “Carnival Corporation Ltd.” As part of the Redomiciliation, the Existing Carnival Corporation Organizational Documents will be replaced by the Carnival Corporation Ltd. Constitutional Documents.
Carnival plc Shareholders will receive one Carnival Corporation Ltd. Common Share in exchange for each Carnival plc Share held at the Scheme Record Time. The shares in Carnival Corporation held by Carnival Corporation Shareholders prior to the DLC Unification and Redomiciliation Transactions will remain outstanding and, following the Redomiciliation, will represent the same number of Common Shares in Carnival Corporation Ltd., as redomiciled in Bermuda. The shares in Carnival Corporation Ltd. will remain listed on the NYSE under the trading symbol “CCL.” Upon completion of the DLC Unification and Redomiciliation Transactions and pursuant to the terms of the Deposit Agreement, all Carnival plc Shares underlying the ADSs will be replaced with Common Shares of Carnival Corporation Ltd. on a one-for-one basis, and we will delist the ADSs from the NYSE.
The following illustrates the corporate structure of Carnival Corporation & plc immediately after giving effect to the DLC Unification and Redomiciliation Transactions:

Scheme of Arrangement
The DLC Unification is being implemented by way of a Court approved scheme of arrangement between Carnival plc and the Scheme Shareholders under Part 26 of the UK Companies Act. If the DLC Unification is implemented, all Carnival plc Shares will be transferred to Carnival Corporation on the Scheme Effective Date (which is expected to be before the end of the second quarter of 2026). In accordance with the terms of the Scheme of Arrangement (set out in Annex D), Scheme Shareholders, other than Restricted Shareholders, as described further in the section entitled “Listings, Dealings and Settlement” below, will be entitled to receive New CCL Shares on a one-for-one basis.
To become effective, the Scheme of Arrangement requires, among other things, the approval of a majority in number of the Scheme Shareholders present and voting in person or by proxy at the Carnival plc Court Meeting, representing not less than 75% in value of the Scheme Shares held by such Scheme Shareholders, and the passing of the GM Proposals. Following the Meetings and the satisfaction (or, where applicable, waiver) of the other conditions, the Scheme of Arrangement must also be sanctioned by the Court. The DLC Unification is conditional upon, among other things, the Scheme of Arrangement having been sanctioned by the Court.
For more information on the Scheme of Arrangement, see the section titled “The DLC Unification and Redomiciliation Transactions—Scheme of Arrangement.”
Unification Agreement
On February 20, 2026, Carnival Corporation and Carnival plc entered into the Unification Agreement, pursuant to which Carnival Corporation and Carnival plc agreed to co-operate and use reasonable endeavors to implement the DLC Unification and Redomiciliation Transactions in accordance with the terms set out in this document (the “Unification Agreement”). The Unification Agreement is set out in Annex E of this document.
Conditions to the DLC Unification and Redomiciliation Transactions
The implementation of the DLC Unification is subject the satisfaction or (where capable of waiver) waiver of a number of conditions set out in full in the Unification Agreement, including:
•
the Scheme Proposal and the GM Proposals having been approved at the Meetings, in each case, by the requisite majorities. Further details of each of the Proposals are set out in the section below entitled “Carnival Corporation & plc Proposals”;

•
the Scheme of Arrangement having been sanctioned (without modification or with modification on terms agreed by Carnival Corporation & plc) by the Court and a copy of the Court Order having been delivered to the Registrar of Companies in England and Wales;

•
confirmation having been received by Carnival Corporation that the New CCL Shares have been approved for listing, subject to official notice of issuance, on the NYSE;

•
this document having become effective under the Securities Act and not being the subject of any stop order or proceeding seeking a stop order immediately prior to the Scheme Effective Date;

•
there being no fact, matter or circumstance which, in the sole opinion of Carnival Corporation, would or would be reasonably likely to result in the Bermuda Registrar of Companies refusing to grant formal approval of the Redomiciliation; and

•
the receipt of competition and antitrust clearances in the U.S. and Germany and foreign direct investment clearances in Germany and Italy, or, in each case, the expiration or termination of all applicable waiting periods, are necessary to complete the DLC Unification and Redomiciliation Transactions.

The DLC Unification is also conditional on the Scheme of Arrangement having become effective and on there being no other fact, matter or circumstances which Carnival Corporation considers may, or may be reasonably likely to, prevent, delay, hinder or otherwise adversely affect the DLC Unification and Redomiciliation Transactions or the willingness of Carnival Corporation to pursue the DLC Unification and Redomiciliation Transactions as contemplated. If any of the conditions to the DLC Unification and Redomiciliation Transactions are not satisfied or waived in accordance with their terms by December 31, 2026, then the Unification Agreement may be terminated and the DLC Unification and Redomiciliation Transactions will not proceed.
Redomiciliation and Carnival Corporation Ltd. Constitutional Documents
Immediately following the DLC Unification, Carnival Corporation will migrate from the Republic of Panama to Bermuda and become an exempted company limited by shares under the name “Carnival Corporation Ltd.” In connection with and upon the effectiveness of the Redomiciliation, the Carnival Corporation Ltd. Constitutional Documents will become the governing documents of Carnival Corporation Ltd. The Carnival Corporation Ltd. Constitutional Documents are different from the Existing Carnival Corporation Organizational Documents and the Existing Carnival plc Articles. The material differences are discussed under “Comparison of Rights of Carnival Corporation and Carnival plc Shareholders to Carnival Corporation Ltd. Shareholders.” In addition, see “Description of Carnival Corporation Ltd. Share Capital” for a summary of Carnival Corporation Ltd.’s authorized share capital and the rights and preferences thereof that will govern your rights as a shareholder if the DLC Unification and Redomiciliation Transactions are consummated.
Boards of Directors’ Recommendations and Reasons for the DLC Unification and Redomiciliation Transactions
By unanimous vote, the Board of Directors of Carnival Corporation, at a meeting held on January 23, 2026, and the Board of Directors of Carnival plc, at a meeting held on January 23, 2026, each determined that the DLC Unification and Redomiciliation Transactions are in the best interests of Carnival Corporation and Carnival plc, respectively, and the Carnival Corporation Shareholders and Carnival plc Shareholders as a whole; approved the Unification Agreement and the transactions contemplated thereby; directed that the Proposals be submitted to a vote of the Carnival Corporation Shareholders and Carnival plc Shareholders, respectively; and resolved to recommend the approval of each of the Proposals by Carnival Corporation Shareholders and Carnival plc Shareholders, respectively. The Boards of Directors unanimously recommend that the Carnival Corporation Shareholders and Carnival plc Shareholders, as applicable, vote FOR each of the Proposals.
As further discussed in the section titled “The DLC Unification and Redomiciliation Transactions—Boards of Directors’ Recommendations and Reasons for the DLC Unification and Redomiciliation Transactions”, the Boards of Directors considered multiple factors in reaching its conclusion, including changes to our shareholder base and the governance, reporting and administrative complexity of the DLC structure, and its associated costs.

The Boards of Directors expect that the DLC Unification and the Redomiciliation will deliver a number of benefits to us and our shareholders, including:
•
creation of a single global share price, eliminating the current price differential between NYSE and LSE listed shares, helping to ensure all shareholders benefit equally and fully from our performance;

•
consolidation of liquidity into a single class of shares, including termination of the ADS program, improving pricing efficiency;

•
an expected increase in liquidity and index weighting in key U.S. indices;

•
a reduction in general administrative, audit, legal and reporting costs as a result of no longer maintaining two separate listed entities to which multiple governance and reporting regimes apply;

•
reduced reporting requirements and regulatory and administrative burden; and

•
increased simplicity around corporate actions, such as dividends or share repurchases.

Interests of Directors and Executive Officers of Carnival Corporation and Carnival plc in the DLC Unification and Redomiciliation Transactions
Directors and executive officers of Carnival Corporation and Carnival plc may have interests in the DLC Unification and Redomiciliation Transactions that are in addition to, or may be different from, the interests of Carnival Corporation Shareholders and Carnival plc Shareholders generally.
As of February 17, 2026, the members of the Boards of Directors and executive officers of Carnival Corporation and Carnival plc did not own any ordinary shares of Carnival plc and beneficially owned 97,059,676 shares of common stock of Carnival Corporation, including equity awards exercisable or vesting within 60 days of February 17, 2026, representing 7.8% of the outstanding shares of common stock of Carnival Corporation.
The names of the Directors of Carnival Corporation and Carnival plc and the details of their interests in the share capital of Carnival plc are set out in the section of this document headed “Share Ownership Of Directors, Executive Officers and Certain Beneficial Owners of Carnival Corporation and Carnival plc.”
Treatment of Carnival plc’s American Depositary Receipt Program
Upon completion of the DLC Unification and Redomiciliation Transactions and pursuant to the terms of the Deposit Agreement, all Carnival plc Shares underlying the ADSs will be replaced with Common Shares of Carnival Corporation Ltd. on a one-for-one basis, and we will delist the ADSs from the NYSE. On February 12, 2026, Carnival plc entered into an amendment to the Deposit Agreement, which will become effective prior to completion of the DLC Unification and Redomiciliation Transactions. As amended, the Deposit Agreement will terminate upon consummation of the DLC Unification and Redomiciliation Transactions, and immediately after such termination, all then outstanding ADSs will automatically be exchanged for underlying Common Shares of Carnival Corporation Ltd.
Participants in the Carnival plc 2005 Employee Stock Purchase Plan hold ADSs and, accordingly, will be subject to the ADS program termination and exchange mechanics described herein.
Treatment of Existing Indebtedness
In connection with the DLC Unification and Redomiciliation Transactions, we intend to delist Carnival plc’s 1.000% Senior Unsecured Notes due 2029 (the “2029 Notes”) from the NYSE and Carnival Corporation’s 7.875% Debentures due 2027 (the “2027 Notes”) from the LSE, and relist the 2029 Notes and the 2027 Notes on the Official List of The International Stock Exchange (“TISE”).
The DLC Unification and Redomiciliation Transactions will not trigger change of control or similar provisions under Carnival Corporation’s or Carnival plc’s existing indebtedness.
Regulatory Approvals Required to Complete the DLC Unification and Redomiciliation Transactions
The receipt of competition and antitrust clearances in the U.S. and Germany and foreign direct investment clearances in Germany and Italy, or, in each case, the expiration or termination of all applicable waiting periods, are necessary to complete the DLC Unification and Redomiciliation Transactions. In addition, the DLC Unification and Redomiciliation Transactions may require the approval of other governmental authorities under non-U.S. regulatory laws, such as under foreign merger control laws.
Carnival Corporation and Carnival plc each received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 on January 16, 2026. Foreign direct investment clearance for the DLC Unification was received from the relevant regulator in Germany (the German Federal Ministry for Economic Affairs and Energy (Bundesministerium für Wirtschaft und Energie)) on February 4, 2026 and from the Italian Presidency of the Council of Ministers on February 25, 2026. In addition, the Federal Cartel Office (Bundeskartellamt) in Germany granted clearance on February 18, 2026.
For more information, see “The DLC Unification and Redomiciliation Transaction — Regulatory Approvals Required to Complete the DLC Unification and Redomiciliation” below.
No Appraisal Rights
Neither Carnival Corporation Shareholders nor Carnival plc Shareholders are entitled to appraisal rights in connection with the DLC Unification and Redomiciliation Transactions.
Accounting Treatment of the DLC Unification and Redomiciliation Transactions
There will be no accounting effect or change in the carrying amount of the consolidated assets and liabilities of Carnival Corporation Ltd. as a result of the DLC Unification and Redomiciliation Transactions. The DLC Unification and Redomiciliation Transactions will be accounted for similar to an equity reorganization of Carnival Corporation & plc, under which the shareholders of Carnival plc become direct shareholders of Carnival Corporation Ltd. The assets and liabilities in our consolidated financial statements after the DLC Unification and Redomiciliation Transactions will be reflected at their historical value.
Material Tax Consequences of the DLC Unification and Redomiciliation Transactions
U.S.
It is intended that the Redomiciliation will be treated as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, U.S. Holders (as defined in the section entitled “Certain Material Tax Consequences”) of Carnival Corporation should not recognize taxable gain or loss as a result of the Redomiciliation for U.S. federal income tax purposes.
In addition, it is intended that the Scheme of Arrangement will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Code for U.S. federal income tax purposes in which U.S. Holders of Carnival plc recognize no taxable gain or loss on the exchange of Carnival plc Shares or ADSs for Carnival Corporation Ltd. Common Shares.
U.K.
For U.K. tax on chargeable gains purposes, the DLC Unification and Redomiciliation Transactions should generally be treated as not giving rise to a disposal for U.K. Holders (as defined in the section entitled “Certain Material Tax Consequences”) of their Carnival Corporation common stock or their Carnival plc Shares or ADSs. Accordingly, U.K. Holders of Carnival Corporation common stock or of Carnival plc Shares or ADSs should not recognize a chargeable gain or allowable loss as a result of the DLC Unification and Redomiciliation Transactions for U.K. tax on chargeable gains purposes.
No U.K. stamp duty should generally be payable by Scheme Shareholders as a result of the Scheme of Arrangement.
Bermuda
On December 27, 2023, Bermuda enacted the Corporate Income Tax Act 2023 (the “CIT Act”). Currently, we do not expect that the CIT Act will affect the holders of our securities (not being Bermuda constituent entities of their own multi-national groups), since the CIT Act does not contain any applicable withholding tax, capital transfer tax, estate duty or inheritance tax. Please also refer to the section entitled “Certain Material Tax Consequences” for additional information.
Panama
Panama’s income tax regime is based on the principle of territoriality, under which only income deemed to arise from sources within Panama is subject to taxation. Under current Panamanian law, because Carnival Corporation conducts its operations outside of Panama, there will be no Panamanian taxes or any withholdings as a result of the DLC Unification and Redomiciliation Transactions.
Comparison of Market Value of Securities of Carnival Corporation, Carnival plc and Carnival Corporation Ltd.
The following table sets forth the closing sale prices of Carnival Corporation common stock and Carnival plc ordinary shares represented by ADSs on the NYSE on December 18, 2025, the last trading day prior to the public announcement of the DLC Unification and Redomiciliation Transactions, and on February 26, 2026, the last practicable trading day prior to the date of this proxy statement/prospectus. The table also presents the estimated implied value of the exchange consideration proposed for each Scheme Share, calculated by multiplying the closing sales prices of a share of Carnival Corporation common stock on the relevant date by the exchange ratio of one Carnival Corporation Ltd. Common Share for each Scheme Share as of the same two dates.
Date	Carnival Corporation Common Stock	Carnival plc ADSs	Implied Per Share Value of Exchange Consideration
December 18, 2025	$28.34	$26.32	$28.34
February 26, 2026	$32.70	$32.58	$32.70
Comparison of Rights of Carnival Corporation and Carnival plc Shareholders to Carnival Corporation Ltd. Shareholders
Currently, your rights as a Carnival Corporation Shareholder arise under Panamanian corporate law and the Existing Carnival Corporation Organizational Documents. Currently, your rights as a Carnival plc Shareholder arise under the corporate laws of England and Wales and the Existing Carnival plc Articles. If the DLC Unification and Redomiciliation Transactions are consummated, there are differences between what your rights will be under Bermuda law and what they currently are under Panamanian and English law, respectively. In addition, there are differences between the Existing Carnival Corporation Organizational Documents and the Existing Carnival plc Articles, on the one hand, and the Carnival Corporation Ltd. Constitutional Documents, on the other hand, as they will be in effect upon the completion of the DLC Unification and Redomiciliation Transactions. These differences are discussed under “Comparison of Rights of Carnival Corporation and Carnival plc Shareholders to Carnival Corporation Ltd. Shareholders.” In addition, see “Description of Carnival Corporation Ltd. Share Capital” for a summary of Carnival Corporation Ltd.’s authorized share capital and the rights and preferences thereof that will govern your rights as a shareholder if the DLC Unification and Redomiciliation Transactions are consummated. You should also review the forms of the Carnival Corporation Ltd. Constitutional Documents, which are attached as Annexes F and G, respectively, of this proxy statement/prospectus, as they will be in effect upon completion of the DLC Unification and Redomiciliation Transactions.
Carnival plc Court Meeting and Carnival plc General Meeting
The Carnival plc Court Meeting will be held at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States at 1:30 p.m. (BST) (8:30 a.m. (EDT)) on April 17, 2026. The Carnival plc General Meeting will be held at the same place at 1:40 p.m. (BST) (8:40 a.m. (EDT)) on April 17, 2026 (or as soon thereafter as the Carnival plc Court Meeting has been concluded or adjourned). A live video broadcast of the Carnival plc Court Meeting and the Carnival plc General Meeting will be hosted at Carnival House, 100 Harbour Parade, Southampton, SO15 1ST, United Kingdom.

Each Scheme Shareholder (in respect of the Carnival plc Court Meeting) and each Carnival plc Shareholder and the holder of the Carnival plc special voting share (in respect of the Carnival plc General Meeting) who is entered in the register of members of Carnival plc at 6:30 p.m. (BST) on April 15, 2026 will be entitled to attend and vote (in person or by proxy) at the Carnival plc Court Meeting and the Carnival plc General Meeting, respectively. If either Carnival plc Meeting is adjourned, entitlement to attend and vote at the relevant Carnival plc Meeting will be determined by reference to the register of members of Carnival plc at 6:30 p.m. (BST) on the date which is two days (excluding any part of a day that is a non-working day) before the date fixed for the adjourned meeting.
Carnival plc Shareholders can vote in any of the following three ways:
1.
by attending the Carnival plc Court Meeting and Carnival plc General Meeting and voting in person or, in the case of corporate shareholders, by corporate representatives;

2.
by appointing a proxy to attend and vote on their behalf; or

3.
by voting electronically.

To be valid, Forms of Proxy or electronic proxy instructions must be received by Carnival plc’s Registrar, Equiniti, by no later than 48 hours (excluding any part of such 48 -hour period falling on a non-working day) before the time fixed for the relevant Carnival plc Meeting (or any adjournment hereof). In the case of the Carnival plc Court Meeting only, if the BLUE Forms of Proxy or electronic proxy instructions are not received by this time, the BLUE Form of Proxy may be (i) scanned and emailed to Equiniti at the following email address: proxyvotes@equiniti.com; or (ii) handed to the Chair of the Carnival plc Court Meeting or a representative of Carnival plc’s Registrar, Equiniti, at the Carnival plc Court Meeting venue any time prior to the start of the Carnival plc Court Meeting (or any adjournment thereof).
Voting at the Carnival plc Meetings will be conducted by poll rather than a show of hands.
The Carnival plc General Meeting is being convened to seek the approval of Carnival plc Shareholders of:
•
the DLC Unification Proposal (Proposal 1);

•
the Scheme Implementation Proposal (Proposal 2);

•
the PLC Scheme Articles Amendment Proposal (Proposal 3);

•
the Post-Scheme PLC Articles Amendment Proposal (Proposal 4);

•
the Corporation Memorandum of Continuance Proposal (Proposal 5); and

•
the Corporation Bye-Laws Proposal (Proposal 6).

For more information, see the sections entitled “Carnival Corporation & plc Proposals” and “Carnival Corporation & plc Meetings” below.
Carnival Corporation Extraordinary General Meeting
The Corporation Extraordinary General Meeting will be held at 8:50 a.m. (EDT) (1:50 p.m. (BST)) on April 17, 2026 at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States (or as soon thereafter as the Carnival plc General Meeting has been concluded or adjourned).
Only holders of record of Carnival Corporation common stock at the close of business on February 17, 2026, the record date for the Corporation Extraordinary General Meeting, will be entitled to notice of, and to vote at, the Corporation Extraordinary General Meeting or any adjournment or postponement thereof.
Carnival Corporation Shareholders may vote in person at the meeting or by proxy through the internet or by telephone or by a properly executed and delivered proxy card with respect to the Corporation Extraordinary General Meeting. For shares held in “street name” through a broker or nominee, Carnival Corporation Shareholders may vote by submitting voting instructions to their broker or nominee.

The quorum requirement for transacting the business at the Corporation Extraordinary General Meeting is one-third of the total votes entitled to be cast at the meeting. Shareholders may be present in person or represented by proxy or corporate representative at the meetings.
At the Corporation Extraordinary General Meeting, Carnival Corporation Shareholders will be asked to consider and vote to approve:
•
the DLC Unification Proposal;

•
the Scheme Implementation Proposal;

•
the PLC Scheme Articles Amendment Proposal;

•
the Post-Scheme PLC Articles Amendment Proposal;

•
the Corporation Memorandum of Continuance Proposal;

•
the Corporation Bye-Laws Proposal; and

•
the Adjournment Proposal.

For more information, see the sections entitled “Carnival Corporation & plc Proposals” and “Carnival Corporation & plc Meetings” below.
Voting by Carnival Corporation & plc’s Directors and Executive Officers
As of February 17, 2026, the members of the Boards of Directors and executive officers of Carnival Corporation and Carnival plc did not own any ordinary shares of Carnival plc and beneficially owned 97,059,676 shares of common stock of Carnival Corporation, including equity awards exercisable or vesting within 60 days of February 17, 2026, representing 7.8% of the outstanding shares of common stock of Carnival Corporation. The number and percentage of shares of Carnival Corporation common stock and ordinary shares of Carnival plc owned by directors and executive officers of Carnival Corporation and Carnival plc and their respective affiliates as of each date listed above are not expected to be meaningfully different from the number and percentage as of February 17, 2026. Carnival Corporation & Carnival plc currently expect their directors and executive officers to vote their shares of Carnival Corporation common stock and ordinary shares of Carnival plc in favor of each of the Scheme Proposal, GM Proposals and the Adjournment Proposal, as applicable, although none of them are subject to any requirement to do so.
Listings, Dealings and Settlement
All Carnival Corporation Ltd. Common Shares to which Carnival plc Shareholders are entitled under the Scheme of Arrangement will be held in uncertificated form and will be available to be traded, cleared and settled through DTC, subject to customary cross border movement procedures in relation to DIs. For more information, see “The DLC Unification and Redomiciliation Transaction — Listings, Dealings and Settlement” below.
Prior to the completion of the DLC Unification and Redomiciliation Transactions, we will take all necessary action to cause the Common Shares of Carnival Corporation Ltd. to be issued in connection with the DLC Unification and Redomiciliation Transactions to be approved for listing on the NYSE subject to official notice of issuance.
Prior to the completion of the DLC Unification and Redomiciliation Transactions, we will take all necessary action to cause (i) the delisting of the 2029 Notes from the NYSE and the 2027 Notes from the LSE, (ii) the delisting of Carnival plc Shares from the LSE and Carnival plc ADSs from the NYSE as promptly as practicable after the effective time of the DLC Unification and Redomiciliation Transactions, and (iii) the deregistration of Carnival plc Shares pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as promptly as practicable after such delisting. If the DLC Unification and Redomiciliation Transactions are completed, Carnival plc ADSs will cease to be listed on the NYSE, the 2029 Notes will cease to be listed on the NYSE and Carnival plc’s securities will be deregistered under the Exchange Act, after which Carnival plc will no longer be required under SEC rules and regulations to file periodic reports with the SEC in respect of such securities. In addition, it is expected that the cancellation of the listing of Carnival plc Shares on the Official List of the FCA and the trading of Carnival plc Shares on the Main Market of the LSE will take effect from or shortly following the Scheme Effective Date. It is intended that Carnival plc will be re-registered as a private limited company shortly after the completion of the DLC Unification and Redomiciliation Transactions.
We intend to relist the 2029 Notes and the 2027 Notes on the Official List of TISE prior to the effective time of the DLC Unification and Redomiciliation Transactions.
Risk Factors
We are subject to various risks associated with our business and industry. In addition, the DLC Unification and Redomiciliation Transactions pose a number of risks to us and our shareholders, including the possibility that the DLC Unification and Redomiciliation Transactions may not be completed and changes in the rights of our shareholders as a result of the DLC Unification and Redomiciliation Transactions. Before voting at the Meetings, you should carefully consider all of the information contained in, and incorporated by reference into, this proxy statement/prospectus, as well as the specific factors under the section titled “Risk Factors” beginning on page 31 and the risks discussed under the caption “Risk Factors” included in the Annual Report (as defined herein), which is incorporated by reference into this proxy statement/prospectus.

SUMMARY HISTORICAL CONSOLIDATED FINANCIAL DATA
The following summary historical consolidated financial and other data of Carnival Corporation & plc should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the audited historical consolidated financial statements for the years ended November 30, 2023, 2024 and 2025, and related notes included in the Annual Report, which is incorporated by reference herein.
We derived the results of operations data for the years ended November 30, 2025, 2024 and 2023 and the balance sheet data as of November 30, 2025 and 2024 from our audited consolidated financial statements and related notes, which are incorporated by reference in this proxy statement/prospectus.
	Year Ended November 30,
(in millions)	2023	2024	2025
Results of Operations Data:
Passenger ticket	$14,067	$16,463	$17,419
Onboard and other	7,526	8,558	9,202
Total Revenues	21,593	25,021	26,622
Cruise and tour operating expenses:
Commissions, transportation and other	2,761	3,232	3,331
Onboard and other	2,375	2,678	2,816
Payroll and related	2,373	2,464	2,589
Fuel	2,047	2,007	1,808
Food	1,335	1,457	1,499
Other operating	3,426	3,801	3,904
Total Cruise and tour operating expenses	14,317	15,638	15,947
Selling and administrative expense	2,950	3,252	3,402
Depreciation and amortization expense	2,370	2,557	2,790
Operating Income	1,956	3,574	4,483
Interest income	233	93	51
Interest expense, net of capitalized interest	(2,066)	(1,755)	(1,349)
Debt extinguishment and modification costs	(111)	(79)	(409)
Other income (expense), net	(75)	83	(4)
Income (Loss) Before Income Taxes	(62)	1,915	2,772
Income tax benefit (expense), net	(13)	1	(12)
Net Income (Loss)	$(74)	$1,916	$2,760

	Year Ended November 30,
(in millions, except costs per ALBD)	2023	2024	2025
Other Financial Data:	(Unaudited)	(Unaudited)	(Unaudited)
Adjusted net income(1)	$1	$1,891	$3,079
Adjusted EBITDA(1)	$4,231	$6,110	$7,182
Adjusted cruise costs per ALBD(2)		$133.80	$135.73
Adjusted cruise costs excluding fuel per ALBD(2)		$112.81	$116.99
	As of November 30,
(in millions)	2024	2025
Balance Sheet Data:
Cash and cash equivalents	$1,210	$1,928
Total current assets	3,378	4,219
Total non-current assets	45,679	47,468
Total assets	$49,057	$51,687
Total current liabilities	$11,617	$13,092
Total long-term liabilities	28,188	26,311
Total Liabilities	$39,805	$39,404

(1)
Adjusted net income is a non-GAAP measure, and we believe that the presentation of adjusted net income provides additional information to us and investors about our future earnings performance by excluding certain gains, losses and expenses that we believe are not part of our core operating business and are not an indication of our future earnings performance. We believe that gains and losses on ship sales, impairment charges, debt extinguishment and modification costs, restructuring costs and certain other gains, losses and expenses are not part of our core operating business and are not an indication of our future earnings performance.

Adjusted EBITDA is a non-GAAP measure, and we believe that the presentation of Adjusted EBITDA provides additional information to us and investors about our core operating profitability by excluding certain gains, losses and expenses that we believe are not part of our core operating business and are not an indication of our future earnings performance as well as excluding interest, taxes and depreciation and amortization. In addition, we believe that the presentation of Adjusted EBITDA provides additional information to us and investors about our ability to operate our business in compliance with the covenants set forth in our debt agreements. We define Adjusted EBITDA as adjusted net income (loss), as further adjusted for (i) interest, (ii) taxes and (iii) depreciation and amortization. There are material limitations to using Adjusted EBITDA. Adjusted EBITDA does not take into account certain significant items that directly affect our net income (loss). These limitations are best addressed by considering the economic effects of the excluded items independently, and by considering Adjusted EBITDA in conjunction with net income (loss) as calculated in accordance with U.S. GAAP.
The table below reconciles Adjusted net income (loss) and Adjusted EBITDA to net income (loss) for the periods presented.
	Year Ended November 30,
(in millions)	2023	2024	2025
	(Unaudited)	(Unaudited)	(Unaudited)
Net income (loss)	$(74)	$1,916	$2,760
(Gains) losses on ship sales and impairments	(88)	(39)	(110)
Debt extinguishment and modification costs	111	79	409
Restructuring expense	19	21	13
Other	33	(86)	7
Adjusted net income (loss)	$1	$1,891	$3,079
Interest expense, net of capitalized interest	2,066	1,755	1,349
Interest income	(233)	(93)	(51)
Income tax benefit (expense), net	28	(1)	14
Depreciation and amortization expense	2,370	2,557	2,790
Adjusted EBITDA	$4,231	$6,110	$7,182

(2)
Adjusted cruise costs per ALBD and adjusted cruise costs excluding fuel per ALBD enable us and investors to separate the impact of predictable capacity or ALBD changes from price and other changes that affect our business. We believe these non-GAAP measures provide useful information to us and investors and expanded insight to measure our cost performance. Adjusted cruise costs per ALBD and adjusted cruise costs excluding fuel per ALBD are the measures we use to monitor our ability to control our cruise segments’ costs rather than cruise costs per ALBD. We exclude gains and losses on ship sales, impairment charges, restructuring costs and certain other gains and losses that we believe are not part of our core operating business as well as excluding our most significant variable costs, which are travel agent commissions, cost of air and other transportation, certain other costs that are directly associated with onboard and other revenues and credit and debit card fees. We exclude fuel expense to calculate adjusted cruise costs excluding fuel. The price of fuel, over which we have no control, impacts the comparability of period-to-period cost performance. The adjustment to exclude fuel provides us and investors with supplemental information to understand and assess our non-fuel adjusted cruise cost performance. Substantially all of our adjusted cruise costs excluding fuel are largely fixed, except for the impact of changing prices once the number of ALBDs has been determined.

The table below reconciles adjusted cruise costs per ALBD and adjusted cruise costs excluding fuel per ALBD for the periods presented.
	Year Ended November 30,
(in millions, except costs per ALBD data)	2024	2025
	(Unaudited)	(Unaudited)
Cruise and tour operating expenses	$15,638	$15,947
Selling and administrative expense	3,252	3,402
Less: Tour and other expenses	(212)	(194)
Cruise costs	$18,678	$19,154
Less:
Commissions, transportation and other	$(3,232)	$(3,331)
Onboard and other costs	(2,678)	(2,816)
Gains (losses) on ship sales and impairments	39	110
Restructuring expense	(21)	(13)
Other	—	(10)
Adjusted cruise costs	$12,786	$13,095
Less: Fuel	(2,007)	(1,808)
Adjusted cruise costs excluding fuel	$10,780	$11,286
ALBDs	95.6	96.5
Cruise costs per ALBD	$195.45	$198.54
Adjusted cruise costs per ALBD	$133.80	$135.73
Adjusted cruise costs excluding fuel per ALBD	$112.81	$116.99

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements, estimates or projections contained in this proxy statement/prospectus are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “aspiration,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook” and similar expressions of future intent or the negative of such terms.
The forward-looking statements are subject to certain risks, uncertainties and assumptions, which include, but are not limited to, and in each case as a possible result of, the DLC Unification and Redomiciliation Transactions on Carnival Corporation & plc:
•
the risk that the DLC Unification and Redomiciliation Transactions may not be completed on a timely basis or at all, which may adversely affect our business and the price of Carnival Corporation’s and Carnival plc’s securities;

•
the potential failure to receive, on a timely basis or otherwise, the required approvals for the DLC Unification and Redomiciliation Transactions, including approvals by Carnival Corporation and Carnival plc Shareholders, and the potential failure to satisfy the other conditions to the consummation of the DLC Unification and Redomiciliation Transactions;

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Unification Agreement;

•
the risk that the anticipated benefits of the DLC Unification and Redomiciliation Transactions may not be fully realized or may take longer to realize than expected; and

•
the risks described in Part I, Item 1A “Risk Factors” of Carnival Corporation & plc’s Annual Report on Form 10-K for the year ended November 30, 2025 and in subsequent filings with the SEC, including the risks and uncertainties set forth in or incorporated by reference into this proxy statement/prospectus in the section titled “Risk Factors” beginning on page 31 and the annexes to this proxy statement/prospectus. See the section titled “Where You Can Find More Information” beginning on page 123 of this proxy statement/prospectus.

While the list of factors presented in this proxy statement/prospectus is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in Carnival Corporation & plc’s filings with the SEC, including our most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q, current reports on Form 8-K, the risks and uncertainties set forth in or incorporated by reference into this proxy statement/prospectus in the section titled “Risk Factors” beginning on page 31 and the annexes to this proxy statement/prospectus. See the section titled “Where You Can Find More Information” beginning on page 123 of this proxy statement/prospectus. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

RISK FACTORS
In addition to the other information included in, and incorporated by reference into, this proxy statement/prospectus (including the annexes hereto), including the matters addressed under “Cautionary Note Regarding Forward-Looking Statements” beginning on page 30, you should carefully consider the following risks before deciding whether to vote for the adoption and approval of the DLC Unification and Redomiciliation Transactions.
You should also read the risk factors and other cautionary statements, including those described under the section entitled “Risk Factors” in the Annual Report, that are incorporated by reference in this proxy statement/prospectus.
We are subject to certain risks and uncertainties due to the nature of the business activities we conduct. The risks discussed below, as well as the risks identified in the documents incorporated by reference in this proxy statement/prospectus, any of which could materially and adversely affect our business, financial condition, cash flows and results of operations, are not the only risks we face. Additional risks and uncertainties not currently known to us; or, as a result of developments occurring in the future, may materialize, and conditions that we currently deem to be immaterial may also materially and adversely affect our business, financial condition, cash flows, and results of operations.
Risks Relating to the DLC Unification and Redomiciliation Transactions
We may not obtain all of the expected benefits of the DLC Unification and Redomiciliation Transactions, and the costs and detriments could exceed any benefits actually obtained.
We believe that the DLC Unification and Redomiciliation Transactions will provide various benefits to us and our shareholders, including, among other things, by simplifying governance arrangements and our corporate structure, reducing regulatory, accounting and administrative costs and complexities, consolidating equity liquidity and improving pricing efficiency. However, we may not realize all of the anticipated benefits of the DLC Unification and Redomiciliation Transactions, and the extent, timing and magnitude of any realized benefits is uncertain, including as a result of factors outside of our control. In addition, we expect to incur a number of non-recurring costs associated with the DLC Unification and Redomiciliation Transactions, including legal fees, accountants’ fees, proxy solicitor fees, filing fees, mailing expenses and financial printing expenses. The costs and detriments associated with the DLC Unification and Redomiciliation Transactions may significantly outweigh the benefits that do materialize, due to an overestimation of such expected benefits or underestimation of costs and detriments by management. There can be no assurance that the actual costs will not exceed those estimated and the actual completion of the DLC Unification and Redomiciliation Transactions may result in additional and unforeseen expenses. While it is expected that benefits of the DLC Unification and Redomiciliation Transactions will offset these transaction costs over time, this net benefit may not be achieved in the short-term or at all, particularly if the DLC Unification and Redomiciliation Transactions are delayed or do not complete.
The DLC Unification and Redomiciliation Transactions are conditional, and the conditions may not be satisfied.
Completion of the DLC Unification and Redomiciliation Transactions is conditional, among other things, upon the receipt of approvals and the satisfaction of other conditions, a number of which are outside of our control, including the receipt of the required shareholder approvals, the sanction of the Scheme of Arrangement by the Court and the receipt of certain required antitrust and other regulatory approvals. In addition, completion of the DLC Unification is conditional on receiving the requisite approvals to complete the Redomiciliation, and completion of the Redomiciliation is conditional on the Scheme of Arrangement in respect of the DLC Unification becoming effective in accordance with its terms. If we do not receive the requisite shareholder approval at the Meetings for either the DLC Unification or the Redomiciliation, we will not complete the DLC Unification and Redomiciliation Transactions.
Although we are diligently applying our efforts to take, or cause to be taken, all actions to do, or cause to be done, all things necessary, proper or advisable to obtain the requisite approvals, there can be no assurance that these conditions will be fulfilled or that the DLC Unification and Redomiciliation Transactions will be completed. Further, even if the required shareholder approvals have been obtained, the Carnival Corporation & plc Boards of Directors may decide to delay or not proceed with the DLC Unification and Redomiciliation Transactions if they determine that the DLC Unification and Redomiciliation Transactions are no longer advisable.
If the DLC Unification and Redomiciliation Transactions do not complete, we would not realize the benefits we anticipated from the DLC Unification and Redomiciliation Transactions. However, we would have incurred significant expenses in connection with the DLC Unification and Redomiciliation Transactions for which we would have received little or no benefit.
Completion of the DLC Unification and Redomiciliation Transactions will result in certain tax consequences for Carnival Corporation.
If the DLC Unification and Redomiciliation Transactions are completed, Carnival Corporation Ltd. will be liable to U.K. stamp duty as a result of its acquisition of Carnival plc Shares pursuant to the Scheme of Arrangement. We expect the rate of duty to be 0.5% of the chargeable consideration. We expect that chargeable consideration to comprise the value of the Carnival Corporation Ltd. Common Shares issued to each holder of Carnival plc Shares or to the Depositary in respect of each holder of shares on the date of the instrument of transfer that effects the Scheme of Arrangement, rounded up to the nearest GBP 5.
The rights of shareholders under the laws of the Republic of Panama and England and Wales differ from the rights of shareholders under the laws of Bermuda, including, among other things, in respect of regulatory limitations on the ownership and transfer of common shares.
If the DLC Unification and Redomiciliation Transactions are completed, Carnival Corporation and Carnival plc Shareholders will become shareholders of Carnival Corporation Ltd. There are differences between the General Corporation Law of the Republic of Panama and the UK Companies Act, on the one hand, and the Bermuda Companies Act 1981, as amended (the “Bermuda Companies Act”), on the other hand. If the DLC Unification and Redomiciliation Transactions are completed, in certain circumstances, holders of common shares of Carnival Corporation Ltd. will be afforded different protections under the Bermuda Companies Act than Carnival plc Shareholders had under the UK Companies Act or Carnival Corporation shareholders had under the General Corporation Law of Panama.
For example, common shares may be offered or sold in Bermuda only in compliance with the provisions of the Bermuda Companies Act, the Bermuda Beneficial Ownership Act 2025 (as amended) and the Bermuda Investment Business Act 2003 (as amended), which, inter alia, regulates the sale of securities in or from Bermuda. The Bermuda Registrar of Companies must approve all issues and transfers of common shares of a Bermuda exempted company, except with respect to shares that are listed on an Appointed Stock Exchange which includes the Common Shares.
In addition, there are differences between the Existing Carnival Corporation Organizational Documents and the Existing Carnival plc Articles, on the one hand, and the Carnival Corporation Ltd. Constitutional Documents, on the other hand, as they will be in effect upon the completion of the DLC Unification and Redomiciliation Transactions. See “Comparison of Rights of Carnival plc Shareholders and Carnival Corporation Shareholders” for further details.
Certain Carnival plc Shareholders may sell the shares of Carnival Corporation Ltd. they receive in the DLC Unification and Redomiciliation Transactions, and the market price of Carnival Corporation Ltd. shares may decline as a result.
If the DLC Unification and Redomiciliation Transactions are completed, Carnival plc’s ordinary shares will cease to be traded on the LSE and current Carnival plc Shareholders will hold Common Shares of Carnival Corporation Ltd. that are listed on the NYSE. Carnival plc will no longer be eligible for inclusion in certain UK and European stock market indices, including the FTSE UK Index Series. Certain shareholders of Carnival plc may be subject to mandates that do not allow them to hold shares listed on exchanges outside of the United Kingdom. Such shareholders may be required to sell their Common Shares of Carnival Corporation Ltd. after completion of the DLC Unification and Redomiciliation

Transactions or may sell shares of Carnival plc following announcement of the DLC Unification and Redomiciliation Transactions. In addition, certain shareholders of Carnival plc, such as index-tracking funds, may sell their shares if Carnival Corporation Ltd. is not eligible for inclusion in the indices tracked by such funds. Any such sales could have the effect of depressing the market price of our shares, regardless of our operating performance.
Negative publicity resulting from the Redomiciliation could adversely affect our business and the market price of our shares.
Redomiciliation transactions that have been undertaken by other companies have in some cases generated significant news coverage, some of which has been negative. The Redomiciliation will result in current shareholders of Carnival Corporation and Carnival plc becoming shareholders of Carnival Corporation Ltd., a Bermuda exempted company limited by shares. Negative publicity could cause some of our shareholders to sell their shares or decrease the demand for new investors to purchase such shares, which could have an adverse impact on the price of our shares. Additionally, the increasing use of artificial intelligence and social media may accelerate the spread of adverse or misleading information about Carnival Corporation and Carnival plc, which can make timely and effective responses more difficult.
Bermuda law differs from the laws in effect in the U.S. and may afford less protection to our shareholders, and enforcement of judgments against Carnival Corporation Ltd. and its directors and officers may be limited.
If the Redomiciliation is consummated, Carnival Corporation will be domiciled in Bermuda. As a result, its corporate affairs will be governed by the Bermuda Companies Act which differs in some material respects from laws typically applicable to U.S. corporations and shareholders, including the provisions relating to interested directors, amalgamations, mergers and acquisitions, takeovers, shareholder lawsuits and indemnification of directors. Generally, the duties of directors and officers of a Bermuda company are owed to the company only. Shareholders of Bermuda companies typically do not have rights to take action against directors or officers of the company and may only do so in limited circumstances. Shareholder class actions are not available under Bermuda law. The circumstances in which shareholder derivative actions may be available under Bermuda law are substantially more proscribed and less clear than they would be to shareholders of U.S. corporations. The Bermuda courts, however, would ordinarily be expected to permit a shareholder to commence an action in the name of a company to remedy a wrong to the company where the act complained of is alleged to be beyond the corporate power of the company or illegal or would result in the violation of the company’s memorandum of continuance or bye-laws. Furthermore, consideration would be given by a Bermuda court to acts that are alleged to constitute fraud against the minority shareholders or, for instance, where an act requires the approval of a greater percentage of the company’s shareholders than those who actually approved it.
When the affairs of a company are being conducted in a manner that is oppressive or prejudicial to the interests of some shareholders, one or more shareholders may apply to the Supreme Court of Bermuda, which may make such order as it sees fit, including an order regulating the conduct of the company’s affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by the company. Additionally, under Carnival Corporation Ltd.’s Bye-laws and as permitted by Bermuda law, each shareholder will waive any claim or right of action against our directors or officers for any action taken by directors or officers in the performance of their duties, except for actions involving fraud or dishonesty. In addition, the rights of Carnival Corporation Ltd.’s shareholders and the fiduciary responsibilities of our directors under Bermuda law will not be as clearly established as under statutes or judicial precedent in existence in jurisdictions in the U.S., particularly the State of Delaware. Therefore, Carnival Corporation Ltd.’s shareholders may have more difficulty protecting their interests than would shareholders of a corporation incorporated in a jurisdiction within the U.S.
In addition, it may be difficult to effect service of process in the United States on directors or officers of Carnival Corporation Ltd. not resident in the U.S., or to enforce judgments in the United States obtained in U.S. courts against Carnival Corporation Ltd. It is doubtful whether courts in Bermuda will enforce judgments obtained in other jurisdictions, including the United States, against Carnival Corporation Ltd.

or on directors or officers thereof not resident in the United States under the securities laws of those jurisdictions, or entertain actions in Bermuda against Carnival Corporation Ltd. or directors or officers thereof under the securities laws of other jurisdictions.
There is no treaty in force between the United States and Bermuda providing for the reciprocal recognition and enforcement of judgments in civil and commercial matters. As a result, whether a U.S. judgment would be enforceable in Bermuda against Carnival Corporation Ltd. or directors or officers thereof depends on whether the U.S. court that entered the judgment is recognized by a Bermuda court as having jurisdiction over Carnival Corporation Ltd. or directors or officers thereof, as determined by reference to Bermuda conflict of law rules. The courts of Bermuda would likely give recognition to a valid, final and conclusive in personam judgment obtained in a U.S. court pursuant to which a debt or definitive sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of like nature or in respect of a fine or other penalty) as long as: (i) the U.S. court issuing the judgment had proper jurisdiction over the parties subject to the judgment and had jurisdiction to give the judgment as a matter of Bermuda law; (ii) the U.S. court issuing the judgment did not contravene the rules of natural justice of Bermuda; (iii) the judgment was not obtained by fraud; (iv) the enforcement of the judgment would not be contrary to the public policy of Bermuda (this is likely to be the case if, for example, there is a Bermuda judgment which conflicts with the judgment of the foreign court in respect of which the enforcement is sought or if the judgment creditor has unsettled judgment debts in Bermuda); (v) there was due compliance with the correct procedures under the laws of Bermuda; and (vi) the application for recognition is brought within the relevant limitations period.
Certain tax risks relating to the Redomiciliation.
It is intended that the Redomiciliation will be treated as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Accordingly, U.S. Holders (as defined in the section entitled “Certain Material Tax Consequences”) of Carnival Corporation should not recognize taxable gain or loss as a result of the Redomiciliation for U.S. federal income tax purposes. Carnival Corporation has not sought and neither will seek, any ruling from the Internal Revenue Service (the “IRS”) regarding the Redomiciliation. There can be no assurance that the IRS will not assert, or that a court would not sustain, a position that the Redomiciliation fails to qualify as a tax-free reorganization for U.S. federal income tax purposes. If the Redomiciliation were to fail to qualify as a tax-free reorganization for U.S. federal income tax purposes, the U.S. federal income tax consequences of the Redomiciliation could differ from those described herein. U.S. Holders of Carnival Corporation should consult their own tax advisors regarding the Redomiciliation.
It is intended that the Redomiciliation will be treated for U.K. tax on chargeable gains purposes as not giving rise to a disposal for U.K. Holders (as defined in the section entitled “Certain Material Tax Consequences”) of their Carnival Corporation common stock. Accordingly, U.K. Holders of Carnival Corporation common stock should not recognize a chargeable gain or allowable loss as a result of the Redomiciliation for U.K. tax on chargeable gains purposes. Carnival Corporation has not sought and does not intend to seek any clearance from HMRC regarding the Redomiciliation. There can be no assurance that HMRC will not assert, or that a court would not sustain, a position that the Redomiciliation gives rise to a disposal for U.K. Holders of their Carnival Corporation common stock for U.K. tax on chargeable gains purposes. In such a case, the U.K. tax on chargeable gains consequences of the Redomiciliation could differ from those described herein. U.K. Holders of Carnival Corporation common stock should consult their own tax advisers regarding the Redomiciliation.
Certain tax risks relating to the Scheme of Arrangement.
It is intended that the Scheme of Arrangement will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Code for U.S. federal income tax purposes in which U.S. Holders of Carnival plc recognize no taxable gain or loss on the exchange of Carnival plc Shares or ADSs for Carnival Corporation Ltd. Common Shares. Neither Carnival Corporation nor Carnival plc has sought, and neither will seek, any ruling from the IRS regarding the Scheme of Arrangement, and there can be no assurance that the IRS will not assert, or that a court would not sustain, a position that the Scheme of Arrangement fails to qualify as a tax-free reorganization for U.S. federal income tax purposes. If the Scheme of

Arrangement were to fail to qualify as a tax-free reorganization for U.S. federal income tax purposes, U.S. Holders of Carnival plc could be subject to tax on gains, if any, realized upon the exchange of Carnival plc Shares or ADSs for Carnival Corporation Ltd. Common Shares. U.S. Holders of Carnival Corporation and Carnival plc should consult their own tax advisors in relation to the Scheme of Arrangement.
It is intended that the Scheme of Arrangement will generally be treated for U.K. tax on chargeable gains purposes as a reorganization for U.K. Holders of Carnival plc Shares or ADSs. Accordingly, U.K. Holders of Carnival plc Shares or ADSs should not recognize a chargeable gain or allowable loss as a result of the Scheme of Arrangement for U.K. tax on chargeable gains purposes. Carnival Corporation has not sought and does not intended to seek any clearance from HMRC regarding the Scheme of Arrangement. There can be no assurance that HMRC will not assert, or that a court would not sustain, a position that the Scheme of Arrangement does not constitute a reorganization and gives rise to a disposal for U.K. Holders of their Carnival plc Shares or ADSs. In such a case, the U.K. tax on chargeable gains consequences of the Scheme of Arrangement could differ from those described herein. U.K. Holders of Carnival plc Shares or ADSs should consult their own tax advisers regarding the Scheme of Arrangement.
Other Risk Factors of Carnival Corporation and Carnival plc
Our business is and will be subject to all the risks described above. In addition, Carnival Corporation and Carnival plc are and will continue to be subject to all the risks described in Carnival Corporation & plc’s Annual Report on Form 10-K for the fiscal year ended November 30, 2024, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and incorporated by reference into this proxy statement/ prospectus. For the location of information incorporated by reference into this proxy statement/prospectus, see the section titled “Where You Can Find More Information” beginning on page 123.

EXPLANATORY STATEMENT
THE DLC UNIFICATION AND REDOMICILIATION TRANSACTIONS
The remainder of this section comprises an explanatory statement in compliance with section 897 of the UK Companies Act.
The DLC Unification and Redomiciliation Transactions
General
On December 19, 2025, we announced that our Boards of Directors recommended (i) unifying Carnival Corporation & plc’s DLC structure under a single company, Carnival Corporation, with Carnival plc as its wholly-owned UK subsidiary, creating a simpler corporate structure and single global share price for the combined company, and (ii) migrating Carnival Corporation from the Republic of Panama, where Carnival Corporation is currently domiciled, to Bermuda under the name “Carnival Corporation Ltd.” It is proposed that the DLC Unification be implemented through the Scheme of Arrangement, as a result of which Carnival plc will become a wholly-owned subsidiary of Carnival Corporation and Carnival plc Shareholders will become shareholders in Carnival Corporation Ltd. Concurrently with and conditional on completion of the DLC Unification, Carnival Corporation will change its jurisdiction of organization from the Republic of Panama to Bermuda and will be renamed as “Carnival Corporation Ltd.” As part of the Redomiciliation, the Existing Carnival Corporation Organizational Documents will be replaced by the Carnival Corporation Ltd. Constitutional Documents.
Carnival plc Shareholders will receive one Carnival Corporation Ltd. Common Share in exchange for each Carnival plc Share held at the Scheme Record Time. The shares in Carnival Corporation held by Carnival Corporation Shareholders prior to the DLC Unification and Redomiciliation Transactions will remain outstanding and, following the Redomiciliation, will represent the same number of Common Shares in Carnival Corporation Ltd., as redomiciled in Bermuda. The shares in Carnival Corporation Ltd. will remain listed on the NYSE under the trading symbol “CCL.” Upon completion of the DLC Unification and Redomiciliation Transactions and pursuant to the terms of the Deposit Agreement, all Carnival plc Shares underlying the ADSs will be replaced with Common Shares of Carnival Corporation Ltd. on a one-for-one basis, and we will delist the ADSs from the NYSE.
Carnival Corporation & plc have entered into the Unification Agreement providing for their agreement to implement the DLC Unification and Redomiciliation Transactions, on the terms and conditions set forth therein and described in the section of this proxy statement/prospectus titled “The Unification Agreement and Related Agreements.” The obligations of Carnival Corporation & plc to consummate each of the DLC Unification and Redomiciliation Transactions are subject to, among other things, approval by Carnival Corporation & plc Shareholders of each of the Proposals, other than the Adjournment Proposal (which is only put to Carnival Corporation Shareholders), and the satisfaction (or waiver) of all other conditions to the DLC Unification and Redomiciliation Transactions.

Summary Pre-DLC Unification Structure
Summary Post-DLC Unification Structure
Scheme of Arrangement
The DLC Unification is being implemented by way of a Court approved scheme of arrangement between Carnival plc and the Scheme Shareholders under Part 26 of the UK Companies Act. This is a legal process under the UK Companies Act, the purpose of which is to enable Carnival Corporation to become the owner of the entire issued and to be issued ordinary share capital of Carnival plc.
If the DLC Unification is implemented, all Carnival plc Shares will be transferred to Carnival Corporation on the Scheme Effective Date (which is expected to be before the end of the second quarter of 2026). In accordance with the terms of the Scheme of Arrangement (set out in Annex D), Scheme Shareholders will be entitled to receive New CCL Shares on a one-for-one basis (save that Restricted Shareholders will receive proceeds of the sale of the interests they would otherwise have received in the New CCL Shares (after the deduction of any expenses and commissions incurred in connection with such sale, including brokerage and dealing costs, and any value added tax payable on the proceeds of sale)). Subject to certain rights reserved by Carnival Corporation pursuant to the terms of the Scheme of Arrangement, the method of settlement depends on the manner in which the Carnival plc Shares are held by the Scheme Shareholder. See the section entitled “Listings, Dealings and Settlement” below for further information.
To become effective, the Scheme of Arrangement requires, among other things, the approval of a majority in number of the Scheme Shareholders present and voting in person or by proxy at the Carnival plc Court

Meeting, representing not less than 75% in value of the Scheme Shares held by such Scheme Shareholders, and the passing of the GM Proposals.
Following the Meetings and the satisfaction (or, where applicable, waiver) of the other conditions, the Scheme of Arrangement must also be sanctioned by the Court. The DLC Unification is conditional upon, among other things, the Scheme of Arrangement having been sanctioned by the Court. All Scheme Shareholders are entitled to attend the Court Sanction Hearing in person or through counsel to support or oppose the sanctioning of the Scheme of Arrangement. A summary of certain other conditions is set out in the section entitled “The Unification Agreement and Related Agreements.”
The Scheme of Arrangement will only become effective upon a copy of the Court Order being delivered to the UK Registrar of Companies for registration. Upon the Scheme of Arrangement becoming effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted, or how they voted, at the Carnival plc Court Meeting or the Carnival plc General Meeting.
It is important that, for the Carnival plc Court Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair and reasonable representation of opinion of Scheme Shareholders. You are therefore strongly urged to complete, sign and return your Forms of Proxy, or, alternatively, submit your proxy by electronic means, for both the Carnival plc Court Meeting and the Carnival plc General Meeting, as soon as possible.
Redomiciliation and Carnival Corporation Ltd. Constitutional Documents
Immediately following the DLC Unification, Carnival Corporation will migrate from the Republic of Panama to Bermuda and become an exempted company limited by shares under the name “Carnival Corporation Ltd.” In connection with and upon the effectiveness of the Redomiciliation, the Carnival Corporation Ltd. Constitutional Documents will become the governing documents of Carnival Corporation Ltd.
The Carnival Corporation Ltd. Constitutional Documents are different from the Existing Carnival Corporation Organizational Documents and the Existing Carnival plc Articles. The material differences are discussed under “Comparison of Rights of Carnival Corporation and Carnival plc Shareholders to Carnival Corporation Ltd. Shareholders.” In addition, see “Description of Carnival Corporation Ltd. Share Capital” for a summary of Carnival Corporation Ltd.’s authorized share capital and the rights and preferences thereof that will govern your rights as a shareholder if the DLC Unification and Redomiciliation Transactions are consummated.
Background to the DLC Unification and Redomiciliation Transactions
Carnival Corporation and Carnival plc operate a DLC structure, whereby the businesses of Carnival Corporation and Carnival plc are combined through a number of contracts and through provisions in the Existing Carnival Corporation Organizational Documents and the Existing Carnival plc Articles. Our DLC structure was established in 2003 as part of the combination of Carnival Corporation and P&O Princess Cruises plc (now Carnival plc) for the benefit of both sets of shareholders.
The two companies operate as if they are a single economic enterprise with a single executive management team and identical Boards of Directors, but each has retained its separate legal identity. Carnival Corporation and Carnival plc are both public companies with separate stock exchange listings and their own shareholders.
Boards of Directors’ Recommendations and Reasons for the DLC Unification and Redomiciliation Transactions
By unanimous vote, the Board of Directors of Carnival Corporation, at a meeting held on January 23, 2026, and the Board of Directors of Carnival plc, at a meeting held on January 23, 2026, each determined that the DLC Unification and Redomiciliation Transactions are in the best interests of Carnival Corporation and Carnival plc, respectively, and the Carnival Corporation Shareholders and Carnival plc Shareholders as a whole; approved the Unification Agreement and the transactions contemplated thereby; directed that the Proposals be submitted to a vote of the Carnival Corporation Shareholders and Carnival plc

Shareholders, respectively; and resolved to recommend the approval of each of the Proposals by Carnival Corporation Shareholders and Carnival plc Shareholders, respectively. The Boards of Directors unanimously recommend that the Carnival Corporation Shareholders and Carnival plc Shareholders, as applicable, vote FOR each of the Proposals.
In reaching their determinations and recommendations, the Boards of Directors consulted with company management and financial and legal advisors, and considered a range of factors and scenarios, including the reasons for the formation of the DLC structure and the current financial and market environments in which Carnival Corporation & plc operate.
The vast majority of Carnival Corporation & plc’s shares today are traded on the NYSE. Since the formation of the DLC structure in 2003, the number of LSE-listed shares within Carnival Corporation & plc’s free float outstanding shares has declined by nearly threefold to approximately 10%, and now represents a small minority of Carnival Corporation & plc’s total. Furthermore, since 2003, equity markets have become increasingly global and this structural shift is reflected in Carnival plc’s share register, which is today increasingly owned by a global investor base.
Carnival Corporation & plc’s Boards of Directors regularly review its business and its corporate structure to ensure it is optimized to deliver the maximum value to its shareholders. Through its latest review of the corporate structure, the Boards of Directors have concluded that, given the structural changes to our shareholder base, the governance, reporting and administrative complexity of the DLC structure, and its associated costs, have come to outweigh the benefits it provides. As such, now is the appropriate time to unify the structure. The review also concluded that it would be beneficial to redomicile Carnival Corporation to Bermuda, a jurisdiction widely recognized and aligned with international financial standards.
The Boards of Directors expect that the DLC Unification and the Redomiciliation will deliver a number of benefits to us and our shareholders, including:
•
creation of a single global share price, eliminating the current price differential between NYSE and LSE listed shares, helping to ensure all shareholders benefit equally and fully from our performance;

•
consolidation of liquidity into a single class of shares, including termination of the ADS program, improving pricing efficiency;

•
an expected increase in liquidity and index weighting in key U.S. indices;

•
a reduction in general administrative, audit, legal and reporting costs as a result of no longer maintaining two separate listed entities to which multiple governance and reporting regimes apply;

•
reduced reporting requirements and regulatory and administrative burden; and

•
increased simplicity around corporate actions, such as dividends or share repurchases.

Following the DLC Unification and Redomiciliation Transactions, Carnival Corporation Shareholders and Carnival plc Shareholders will share the same dividend and capital distribution interests in Carnival Corporation Ltd., and in the same relative proportions in the combined Carnival Corporation & plc, as before.
This explanation of the Boards of Directors’ reasons for the DLC Unification and Redomiciliation Transactions and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors described under “Cautionary Note Regarding Forward-Looking Statements” beginning on page 30 of this proxy statement/prospectus.
Interests of Directors and Executive Officers of Carnival Corporation and Carnival plc in the DLC Unification and Redomiciliation Transactions
Directors and executive officers of Carnival Corporation and Carnival plc may have interests in the DLC Unification and Redomiciliation Transactions that are in addition to, or may be different from, the interests of Carnival Corporation Shareholders and Carnival plc Shareholders generally.

As of February 17, 2026, the members of the Boards of Directors and executive officers of Carnival Corporation and Carnival plc did not own any ordinary shares of Carnival plc and beneficially owned 97,059,676 shares of common stock of Carnival Corporation, including equity awards exercisable or vesting within 60 days of February 17, 2026, representing 7.8% of the outstanding shares of common stock of Carnival Corporation.
The names of the Directors of Carnival Corporation and Carnival plc and the details of their interests in the share capital of Carnival plc are set out in the section of this document headed “Share Ownership Of Directors, Executive Officers and Certain Beneficial Owners of Carnival Corporation and Carnival plc” which forms part of this proxy statement/prospectus.
Save as set out in this document, the effect of the Scheme of Arrangement on the interests of the Directors of Carnival plc is the same as the effect on the like interests of other persons.
Treatment of Carnival plc Equity Grants
Participants in the Carnival plc 2024 Employee Share Plan (the “2024 Employee Share Plan”), the Carnival plc 2005 Employee Stock Purchase Plan (the “2005 ESPP”) and the Carnival plc UK Employee Share Purchase Plan (“Carnival ESPP”) (together, the “Carnival plc Share Plans”) will be informed in writing of the effect of the DLC Unification and Redomiciliation Transactions on their rights under the Carnival plc Share Plans. A summary is set out below.
In the event of any conflict between the summary set out below and the rules of the relevant Carnival plc Share Plan and/or the communications to Carnival plc Share Plans participants regarding the effect of the DLC Unification and Redomiciliation Transactions on their awards and/or rights to purchase shares, the rules of such plans and the relevant communications will prevail.
General
If participants in Carnival plc Share Plans receive Carnival plc Shares prior to the Scheme Record Time, the Scheme of Arrangement will apply to those Carnival plc Shares held at the Scheme Record Time in the same way as other Carnival plc Shares.
As the Scheme of Arrangement will not extend to Carnival plc Shares issued or transferred on or after the Scheme Record Time, it is proposed to amend the Existing Carnival plc Articles at the Carnival plc General Meeting to provide that, subject to the Scheme of Arrangement becoming effective in accordance with its terms and the proposed amendments to the Existing Carnival plc Articles being approved at the Carnival plc General Meeting, any Carnival plc Shares issued or transferred to any person on or after the Scheme Record Time (including in satisfaction of any awards granted under the 2024 Employee Share Plan) will be automatically transferred to, or to the order of, Carnival Corporation in consideration for the issue or transfer by Carnival Corporation to such persons of Common Shares in Carnival Corporation Ltd. for each Carnival plc Share so transferred on the same basis as under the Scheme of Arrangement, that is, on a one-for one basis.
Carnival plc 2024 Employee Share Plan
It is currently intended that, where possible and subject to local legal and regulatory requirements, outstanding awards under the 2024 Employee Share Plan will be cancelled with the agreement of the relevant participant and replaced with new awards over Common Shares of Carnival Corporation Ltd., so that in effect awards over Carnival plc Shares are exchanged for new awards. The new awards will be granted on the basis of one Common Share of Carnival Corporation Ltd. for each Carnival plc Share subject to the cancelled award, and will otherwise be granted on substantially equivalent terms, with regard to rights of vesting and other substantive terms and conditions, as the awards over Carnival plc Shares that they replace.
No further awards will be granted under the 2024 Employee Share Plan after completion of the DLC Unification and Redomiciliation Transactions.

Carnival plc 2005 Employee Stock Purchase Plan
Participants in the 2005 ESPP acquire Carnival plc ADSs. Upon completion of the DLC Unification and Redomiciliation Transactions, the ADS program will be terminated and the ADSs held by plan participants will be subject to the exchange procedures described under “Treatment of Carnival plc’s American Depositary Receipt Program.” We expect to cease new purchases under the 2005 ESPP at or prior to completion and to offer ongoing participation opportunities under Carnival Corporation Ltd.’s employee stock purchase plan, subject to eligibility, enrollment and local law considerations.
Carnival plc UK Employee Share Purchase Plan
The Carnival ESPP is a special type of UK tax-advantaged all-employee share plan, called a share incentive plan (a “SIP”), which operates with a UK resident trust. The Scheme of Arrangement will apply to Carnival plc Shares held in trust in the Carnival ESPP by the trustee of the Carnival ESPP at the Scheme Record Time, whether held on behalf of participants or on an unallocated basis. This means Carnival plc Shares held in the Carnival ESPP will be exchanged for New CCL Shares on a one-for-one basis.
Pursuant to the trust deed and rules of the Carnival ESPP and UK legislation governing SIPs, participants’ rights under the Carnival ESPP will remain unchanged as a consequence of the Scheme of Arrangement except that their holdings will now comprise New CCL Shares. The same restrictions and forfeiture provisions as applied to participants’ previous holding of Carnival plc Shares will therefore likewise apply to their new holding.
It is currently intended that the Carnival ESPP will continue to operate after completion of the DLC Unification and Redomiciliation Transactions, but using Common Shares of Carnival Corporation Ltd.
Treatment of Carnival plc’s American Depositary Receipt Program
Upon completion of the DLC Unification and Redomiciliation Transactions and pursuant to the terms of the Deposit Agreement, all Carnival plc Shares underlying the ADSs will be replaced with Common Shares of Carnival Corporation Ltd. on a one-for-one basis, and we will delist the ADSs from the NYSE. On February 12, 2026, Carnival plc entered into an amendment to the Deposit Agreement, which will become effective prior to completion of the DLC Unification and Redomiciliation Transactions. As amended, the Deposit Agreement will terminate upon consummation of the DLC Unification and Redomiciliation Transactions, and immediately after such termination, all then outstanding ADSs will automatically be exchanged for underlying Common Shares of Carnival Corporation Ltd.
Participants in the Carnival plc 2005 Employee Stock Purchase Plan hold ADSs and, accordingly, will be subject to the ADS program termination and exchange mechanics described herein.
Treatment of Existing Indebtedness
In connection with the DLC Unification and Redomiciliation Transactions, we intend to delist the 2029 Notes from the NYSE and the 2027 Notes from the LSE and list such debt securities on the TISE.
The DLC Unification and Redomiciliation Transactions will not trigger change of control or similar provisions under Carnival Corporation’s or Carnival plc’s existing indebtedness.
Regulatory Approvals Required to Complete the DLC Unification and Redomiciliation Transactions
The receipt of competition and antitrust clearances in the U.S. and Germany and foreign direct investment clearances in Germany and Italy, or, in each case, the expiration or termination of all applicable waiting periods, are necessary to complete the DLC Unification and Redomiciliation Transactions. The following is a summary of the material regulatory approvals necessary for the consummation of the DLC Unification and Redomiciliation Transactions and the status of such approvals as well as a list of filings that have been made in respect of Carnival Corporation & plc and our subsidiaries in connection with the DLC Unification and Redomiciliation Transactions.

Competition and Antitrust
United States Antitrust Clearance
Under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and related rules, the DLC Unification and Redomiciliation Transactions may not be completed until Carnival Corporation and Carnival plc each file a Notification and Report Form with the Antitrust Division of the U.S. Department of Justice (“U.S. DOJ Antitrust Division”) and the U.S. Federal Trade Commission (“FTC”) and all statutory waiting period requirements have expired or been terminated. Transactions other than cash tender offers or certain transactions in the context of bankruptcy proceedings that trigger the notification requirements of the HSR Act may not be completed until the expiration or termination of a 30-calendar-day initial waiting period (and any additional waiting period) following the filing by the parties of their respective HSR Act Notification and Report Forms. Carnival Corporation and Carnival plc filed their respective Notification and Report Forms with the U.S. DOJ Antitrust Division and the FTC on December 29, 2025. Carnival Corporation and Carnival plc each received early termination of the HSR Act waiting period on January 16, 2026.
At any time before or after the consummation of the DLC Unification and Redomiciliation Transactions, the U.S. DOJ Antitrust Division or the FTC could take action under the U.S. antitrust laws, including seeking to prevent the DLC Unification and Redomiciliation Transactions, rescind the DLC Unification and Redomiciliation Transactions or to clear the DLC Unification and Redomiciliation Transactions subject to the divestiture of assets of Carnival Corporation or Carnival plc or other remedies. In addition, U.S. state attorneys general could take action under their state antitrust laws as they deem necessary or desirable in the public interest including seeking to enjoin the consummation of the DLC Unification and Redomiciliation Transactions or permitting the consummation of the DLC Unification and Redomiciliation Transactions subject to the divestiture of assets of Carnival Corporation & plc or other remedies. Private parties may also seek to take legal action under U.S. antitrust laws under some circumstances.
Germany
The DLC Unification may constitute or may be deemed to constitute a concentration subject to notification to the Federal Cartel Office (Bundeskartellamt) (the “FCO”) and therefore may not be completed until a notification has been made to the FCO and either the FCO has granted clearance or confirmed that the DLC Unification can be closed without prior approval, or the applicable waiting period has expired. A notification to the FCO was submitted on January 29, 2026. The FCO granted clearance on February 18, 2026.
Foreign Direct Investment Clearances
Germany
The DLC Unification constitutes or is deemed to constitute a notifiable transaction by the German Federal Ministry for Economic Affairs and Energy (Bundesministerium für Wirtschaft und Energie) (“BMWE”), and therefore may not be completed until a notification has been made to the BMWE and either the BMWE has granted clearance or confirmed that the DLC Unification can be closed without prior approval, or the applicable waiting period has expired. A notification to the BMWE was submitted on January 9, 2026. The BMWE granted clearance (Freigabe) of the DLC Unification pursuant to Section 58a para. 1 sentence 1 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) on February 4, 2026.
Italy
Under the Italian Law Decree No. 21/2012, converted by Italian Law No. 56/2012, as subsequently amended and implemented (“Italian FDI Law”), the DLC Unification may not be completed until Carnival Corporation and Carnival plc file a notification with the Italian Presidency of the Council of Ministers (the “Italian Presidency”) and the relevant clearance has been obtained or the review period has expired. The Italian Presidency has the power to review and, if necessary, intervene in transactions involving assets or activities deemed strategic under the Italian FDI Law. Conditions or prescriptions that may be imposed may include, among others, measures to safeguard intellectual property and technological know-how, ensure business continuity (including supplies) and employment, impose governance or ownership requirements, strengthen cybersecurity and data-protection safeguards, and establish reporting or prior-notification obligations for future material transactions. A notification to the Italian Presidency was submitted on January 12, 2026.
The Italian Presidency granted clearance for the DLC Unification on February 25, 2026.
Other Regulations
In addition to the regulatory approvals described above, the DLC Unification and Redomiciliation Transactions may require the approval of other governmental authorities under non-U.S. regulatory laws, such as under foreign merger control laws. If it is determined that other filings are required or advisable, it is possible that any of the governmental entities with which filings are made may seek, as conditions for granting approval of the DLC Unification and Redomiciliation Transactions, various regulatory concessions. Carnival Corporation & plc are not currently aware of any material governmental approvals or actions that are required for the consummation of the DLC Unification and Redomiciliation Transactions other than those described above. It is currently contemplated that if any such additional material governmental approvals or actions are required, those approvals or actions will be sought.
The Executive of the UK Takeover Panel has confirmed that the City Code will not apply to DLC Unification and Redomiciliation and that, with effect from completion of the DLC Unification and Redomiciliation Transactions, Carnival Corporation Ltd. will not be subject to the City Code.
The Australian Competition and Consumer Commission (ACCC) has provided written confirmation that it will not oppose the proposed DLC Unification. That confirmation will expire if the DLC Unification does not complete by October 22, 2026.
For additional information, see the section entitled “Risk Factors” beginning on page 31 of this proxy statement/prospectus.
No Appraisal Rights
Neither Carnival Corporation Shareholders nor Carnival plc Shareholders are entitled to appraisal rights in connection with the DLC Unification and Redomiciliation Transactions.
Accounting Treatment of the DLC Unification and Redomiciliation Transactions
There will be no accounting effect or change in the carrying amount of the consolidated assets and liabilities of Carnival Corporation Ltd. as a result of the DLC Unification and Redomiciliation Transactions. The DLC Unification and Redomiciliation Transactions will be accounted for as an equity reorganization of Carnival Corporation & plc, under which the shareholders of Carnival plc become direct shareholders of Carnival Corporation Ltd. The assets and liabilities in our consolidated financial statements after the DLC Unification and Redomiciliation Transactions will be reflected at their historical value.
Material Tax Consequences of the DLC Unification and Redomiciliation Transactions
U.S.
It is intended that the Redomiciliation will be treated as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Accordingly, U.S. Holders (as defined in the section entitled “Certain Material Tax Consequences”) of Carnival Corporation should not recognize taxable gain or loss as a result of the Redomiciliation for U.S. federal income tax purposes.
In addition, it is intended that the Scheme of Arrangement will qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Code for U.S. federal income tax purposes in which U.S. Holders of Carnival plc recognize no taxable gain or loss on the exchange of Carnival plc Shares or ADSs for Carnival Corporation Ltd. Common Shares.

U.K.
For U.K. tax on chargeable gains purposes, the DLC Unification and Redomiciliation Transactions should generally be treated as not giving rise to a disposal for U.K. Holders (as defined in the section entitled “Certain Material Tax Consequences”) of their Carnival Corporation common stock or their Carnival plc Shares or ADSs. Accordingly, U.K. Holders of Carnival Corporation common stock or of Carnival plc Shares or ADSs should not recognize a chargeable gain or allowable loss as a result of the DLC Unification and Redomiciliation Transactions for U.K. tax on chargeable gains purposes.
No U.K. stamp duty should generally be payable by Scheme Shareholders as a result of the Scheme of Arrangement.
Bermuda
On December 27, 2023, Bermuda enacted the CIT Act. Currently, we do not expect that the CIT Act will affect the holders of our securities (not being Bermuda constituent entities of their own multi-national groups), since the CIT Act does not contain any applicable withholding tax, capital transfer tax, estate duty or inheritance tax. Please also refer to the section entitled “Certain Material Tax Consequences” for additional information.
Panama
Panama’s income tax regime is based on the principle of territoriality, under which only income deemed to arise from sources within Panama is subject to taxation. Under current Panamanian law, because Carnival Corporation conducts its operations outside of Panama, there will be no Panamanian taxes or any withholdings as a result of the DLC Unification and Redomiciliation Transactions.
Overseas Shareholders
General
Neither this proxy statement/prospectus nor any of the accompanying documents do or are intended to constitute or form part of any offer to sell or issue or the solicitation of an offer to buy or subscribe for securities in any jurisdiction in which such offer or solicitation would be unlawful. The availability of New CCL Shares under the DLC Unification to Carnival plc Shareholders who are not resident in the United Kingdom or the United States may be affected by the laws of the relevant jurisdictions in which they are resident. It is the responsibility of any person outside the United Kingdom and the United States into whose possession this proxy statement/prospectus comes to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection with the DLC Unification and the Redomiciliation Transactions, including obtaining any governmental, exchange control or other consents which may be required and/or compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes or levies due in such jurisdiction.
The release, publication or distribution of this proxy statement/prospectus in or into or from jurisdictions other than the United Kingdom and the United States may be restricted by law and therefore any persons who are subject to the laws of any jurisdictions other than the United Kingdom and the United States should inform themselves about, and observe, such restrictions. Any failure to comply with the applicable restrictions may constitute a violation of the securities law of such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the DLC Unification and Redomiciliation Transactions disclaim any responsibility or liability for the violation of such restrictions by any person.
Australia
This document is made available to persons in Australia without a prospectus or other disclosure document pursuant to an exemption made by the Australian Securities and Investments Commission that Carnival Corporation does not have to comply with Part 6D.2 or 6D.3 of the Australian Corporations Act

2001 (Cth) (the “Australian Corporations Act”) for an offer of New CCL Shares to Carnival plc Shareholders under the DLC Unification.
This document is not a prospectus, Australian-compliant scheme booklet or other disclosure document for the purposes of the Australian Corporations Act and is not required to, and does not contain, all the information which would be required in a disclosure document under the Australian Corporations Act.
This document does not take into account the investment objectives, financial situation or needs of any particular person. Accordingly, before making any investment decision in relation to the DLC Unification and Redomiciliation Transactions, you should assess whether the acquisition of New CCL Shares is appropriate in light of your own needs, objectives and circumstances and, if necessary, seek independent expert advice on these matters.
Carnival plc Shareholders in Australia should be aware that the DLC Unification and Redomiciliation Transactions may have tax consequences in Australia and should consult their own tax advisors to determine the particular Australian tax consequences for them of the DLC Unification and Redomiciliation Transactions in light of their particular situation, as well as any tax consequences that may arise under the laws of any other relevant foreign, state, local, or other taxing jurisdiction.
Hong Kong
This document is for distribution in Hong Kong only to professional investors (as defined in the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong) and any rules promulgated thereunder). Under no circumstances shall this document be distributed or otherwise made available to any member of the Hong Kong public.
Isle of Man
This document has not been, nor is the same required to be, filed or lodged with any regulatory or other authority in the Isle of Man. Carnival Corporation Ltd. is not subject to any form of authorization or regulatory or other approval in the Isle of Man. No person may market, offer or sell the New CCL Shares under the DLC Unification and Redomiciliation Transactions in or to persons in the Isle of Man other than in compliance with the licensing requirements of the Isle of Man Financial Services Act 2008 (as amended) or in accordance with any relevant exclusion contained in the Isle of Man Regulated Activities Order 2011 (as amended) or exemptions contained in the Isle of Man Financial Services (Exemptions) Regulations 2011 (as amended). Carnival plc Shareholders are not protected by any statutory compensation arrangements in the event of Carnival Corporation Ltd.’s failure and the Isle of Man Financial Services Authority does not vouch for the financial soundness of Carnival Corporation Ltd. for the correctness of any statements made or opinions expressed with regard to it.
Japan
The New CCL Shares have not been and will not be registered under the Financial Instruments and Exchange Act of Japan (Law No. 25 of 1948, as amended, the “FIEA”). The New CCL Shares will not be offered or sold, directly or indirectly, in Japan or to, or for the account or benefit of, any resident of Japan (as defined under Item 5, Paragraph 1, Article 6 of the Foreign Exchange and Foreign Trade Act of Japan (Law No. 228 of 1949, as amended)) (including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to, or for the account or benefit of, any resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the FIEA and any other applicable laws, regulations and ministerial guidelines of Japan. Any offer of the New CCL Shares will only be made, and this document is only being distributed and communicated as required under applicable laws and regulations, in each case, to or for the account or benefit of any resident in Japan in circumstances which have not resulted in, and which will not result in, Carnival Corporation, Carnival plc or any other person being subject to the registration requirements of, or otherwise being in breach of, the FIEA and any other applicable laws, regulations and ministerial guidelines of Japan.

Singapore
This document has not been and will not be registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this document and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of New CCL Shares may not be circulated or distributed, nor may New CCL Shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than:
(i)
pursuant to, and in accordance with, the conditions of the exemption under section 272B of the Securities and Futures Act 2001 of Singapore (the “SFA”), under which the offer in Singapore is made to no more than 50 persons within any period of 12 months (as calculated in accordance with the SFA), no advertisement in Singapore has been or will be made and no selling or promotional expenses may be paid or incurred other than as permitted under the SFA; and/or

(ii)
to “qualifying persons” pursuant to, and in accordance with, the conditions of the exemption under section 273(1)(i) of the SFA, under which no selling or promotional expenses may be paid or incurred other than as permitted under the SFA.

Any subsequent offer, sale or transfer of the New CCL Shares in Singapore must be made in accordance with the SFA. Without limiting the foregoing, no resale, transfer or subsequent offer in Singapore should be made in reliance on section 272B of the SFA within 12 months of the date of this offer without the prior written consent of the issuer.
New Zealand
This document is not a New Zealand product disclosure statement and has not been registered, filed with or approved by any New Zealand regulator. The offer of the New CCL Shares in New Zealand is only being made to existing Carnival plc Shareholders, and is made in reliance upon the Financial Markets Conduct (Incidental Offers) Exemption Notice 2021. Accordingly, this document may not contain all the information that a product disclosure statement is required to contain under New Zealand law.
South Africa
Carnival plc Shareholders in South Africa are only entitled to participate in the DLC Unification and Redomiciliation Transactions if the relevant Carnival plc Shareholder: (i) falls within one of the specified categories listed in section 96(1)(a) of the South African Companies Act; or (ii) acting as principal, will acquire the New CCL Shares for a total contemplated acquisition cost of ZAR1,000,000 or more, as contemplated in section 96(1)(b) of the South African Companies Act (“South African Eligible Shareholders”).
This document is only being made available to South African Eligible Shareholders and, accordingly, only South African Eligible Shareholders may participate in the DLC Unification and Redomiciliation Transactions. As such (i) the DLC Unification and Redomiciliation Transactions do not constitute an “offer to the public” as contemplated in the South African Companies Act; (ii) this document does not, nor is it intended to, constitute a “registered prospectus” or an “advertisement relating to an offer to the public”, as contemplated by the South African Companies Act; and (iii) no prospectus has been filed with the South African Companies and Intellectual Property Commission in respect of the DLC Unification and Redomiciliation Transactions. As a result, this document does not comply with the substance and form requirements for a prospectus set out in the South African Companies Act and regulations, and has not been approved by, and/or registered with, the South African Companies and Intellectual Property Commission, or any other South African authority.
Furthermore, this document is not issued pursuant to the requirements of the listings requirements/ rules of the Johannesburg Stock Exchange. Should any person in South Africa who is not a South African Eligible Shareholder receive this document, they should not and will not be entitled to participate in the DLC Unification and Redomiciliation Transactions.
The information contained in this document constitutes factual information as contemplated in section 1(3)(a) of the South African Financial Advisory and Intermediary Services Act, 37 of 2002, as

amended (the “FAIS Act”) and should not be construed as an express or implied recommendation, guide or proposal in respect of the DLC Unification or Redomiciliation or in relation to the business of the Carnival Group, and nothing in this document should be construed as constituting the canvassing for, or marketing or advertising of, financial services in South Africa. Nothing in this document should be viewed, or construed, as “advice” as that term is used in the South African Financial Markets Act and/or the FAIS Act.
Carnival plc Shareholders in South Africa should be aware that the DLC Unification and Redomiciliation Transactions may have tax consequences in South Africa and should consult their own tax advisors to determine the particular South African tax consequences to them of the DLC Unification and Redomiciliation Transactions in light of their particular situation, as well as any tax consequences that may arise under the laws of any other relevant foreign taxing jurisdiction.
Restricted Shareholders
A Restricted Shareholder is any person who directly or indirectly owns, holds or controls any Carnival plc Shares with a registered address outside the United Kingdom or the United States and in respect of whom (i) we are advised that there is a legal impediment to such person receiving New CCL Shares under the Scheme of Arrangement or (ii) we determine that we are unable to, or that it would be unduly onerous to, comply with any governmental or other consent or any other registration, filing or other formality in order to allot, issue and/or deliver to New CCL Shares to the relevant person pursuant to the Scheme of Arrangement. If you are in any doubt as to whether you may be a Restricted Shareholder you should obtain independent professional advice.
If you are a Restricted Shareholder, you will not receive New CCL Shares. Instead, New CCL Shares to which you would otherwise have been entitled will be issued to a person appointed by us (the “Appointed Seller”) to hold such New CCL Shares as nominee on behalf of the Restricted Shareholder. The Appointed Seller will procure the sale of the relevant New CCL Shares at the best price which can reasonably be obtained at the time of sale, having regard to a number of factors such as prevailing market conditions, as soon as practicable following the Redomiciliation becoming effective and within 14 days of the Scheme Effective Date. As the market price of New CCL Shares will be subject to change from time to time, the sale price of those New CCL Shares and the proceeds of that sale cannot be guaranteed. In the absence of bad faith or willful default, neither we nor the Appointed Seller will have any liability for any loss or damage arising as a result of the timing or terms of such sale.
Restricted Shareholders will be paid the net proceeds of any such sale (after deduction of all expenses and commissions incurred in connection with such sale, including brokerage and dealing costs, and any value added tax payable on the proceeds of such sale) no later than four weeks from the date of completion of the DLC Unification and Redomiciliation Transactions (assuming no unforeseen regulatory issues arise in relation to the payment). The net proceeds will be paid by means of a cheque in US dollars sent by post. Cheques will be made payable to the relevant Shareholder(s) concerned or in the case of joint holders, to the joint holder whose name stands first in the register of Carnival plc as at the Scheme Record Time. None of Carnival Corporation, Carnival plc, or their respective agents or nominees shall be responsible for any loss or delay in the transmission of any such cheques sent, which shall be sent at the risk of the person or persons entitled thereto.
You should consult your legal and tax advisers with respect to the legal and tax consequences of the DLC Unification and Redomiciliation Transactions in your particular circumstances.
Sanctioned Shareholders
Any Carnival plc Shares which are Sanctions Affected Shares will be excluded from the Scheme of Arrangement.

Listings, Dealings and Settlement
Listing of and dealings in Carnival Corporation shares
Prior to the completion of the DLC Unification and Redomiciliation Transactions, we will take all necessary action to cause the Common Shares of Carnival Corporation Ltd. to be issued in connection with the DLC Unification and Redomiciliation Transactions to be approved for listing on the NYSE subject to official notice of issuance.
Delisting of Carnival plc securities
The last day of dealings in, and registration of transfers of, Carnival plc Shares on the LSE and of dealings in, and registration of transfers of, Carnival plc ADSs on the NYSE, is expected to be the day that is two Business Days before the Scheme Effective Date.
Prior to the Scheme Effective Date, it is intended that applications will be made to the LSE for Carnival plc Shares to cease to be admitted to trading on its Main Market, and to the FCA for the listing of Carnival plc Shares on the Official List to be cancelled. It is expected that the cancellation of admission to trading and listing of the Carnival plc Shares will take effect on or around the Scheme Effective Date.
On the Scheme Effective Date, entitlements to Scheme Shares held within CREST will be re-materialized and cancelled, and share certificates in respect of Scheme Shares held in certificated form will cease to be valid documents of title and should be destroyed or, at our request, delivered up to us, or to any person appointed by us to receive the same.
In addition, prior to the completion of the DLC Unification and Redomiciliation Transactions, we will take all necessary action to cause (i) the delisting of the 2029 Notes from the NYSE and the 2027 Notes from the LSE, (ii) the delisting of Carnival plc ADSs from the NYSE as promptly as practicable after the effective time of the DLC Unification and Redomiciliation Transactions and (iii) the deregistration of Carnival plc Shares pursuant to the Exchange Act as promptly as practicable after such delisting. If the DLC Unification and Redomiciliation Transactions are completed, Carnival plc ADSs will cease to be listed on the NYSE, the 2029 Notes will cease to be listed on the NYSE and Carnival plc’s securities will be deregistered under the Exchange Act, after which Carnival plc will no longer be required under SEC rules and regulations to file periodic reports with the SEC in respect of such securities.
It is expected that Carnival plc will be re-registered as a private limited company shortly after the completion of the DLC Unification and Redomiciliation Transactions.
We intend to relist the 2029 Notes and the 2027 Notes on TISE prior to the effective time of the DLC Unification and Redomiciliation Transactions.
Settlement
All Carnival Corporation Ltd. Common Shares to which Carnival plc Shareholders are entitled under the Scheme of Arrangement will be held in uncertificated form and will be available to be traded, cleared and settled through DTC. Subject to the Scheme of Arrangement becoming effective (and except as in relation to certain Restricted Shareholders and Excluded Shares), settlement of the consideration to which any Carnival plc Shareholder is entitled under the Scheme of Arrangement will be effected in the following manner:
Carnival plc Shares in uncertificated form (that is, in CREST)
Unlike the Carnival plc Shares, the New CCL Shares are not capable of being held, transferred or settled directly through the CREST settlement system. In order to facilitate holding New CCL Shares in the UK through the CREST system, Carnival Corporation Ltd. will enter into depository interest arrangements with Equiniti Financial Services Limited. Under these arrangements, Equiniti Financial Services Limited (the “CCL DI Depositary”) issues dematerialized depository interests representing entitlements to non-UK securities, such as the New CCL Shares. These interests are known as Depository Interests

(“DIs”), reflecting your underlying beneficial ownership interests in your New CCL Shares. DIs may be held and transferred solely electronically within CREST.
Scheme Shareholders who hold their Scheme Shares in uncertificated form through CREST (directly or through a broker or other nominee with a CREST account) immediately prior to the Scheme Record Time (“Carnival plc CREST Shareholders”) will not be issued New CCL Shares directly but will be issued with DIs in respect of Common Shares of Carnival Corporation Ltd.
Carnival plc CREST Shareholders will be issued such number of CCL DIs as is equivalent to the number of New CCL Shares they would otherwise be entitled to receive under the terms of the DLC Unification. One CCL DI will represent an entitlement to one underlying Common Share. The CCL DIs will reflect the same economic rights as are attached to the New CCL Shares. However, while the holders of CCL DIs will have a beneficial ownership interest in the underlying New CCL Shares, they will not be registered as the legal title holders of the New CCL Shares. Instead, Cede & Co., as nominee for DTC, being the central securities depository in the U.S., will be registered in our shareholders’ register, with DTC book-entry interests credited to Equiniti Trust Company, LLC (the “CCL DI Custodian”), as custodian for the CCL DI Depositary. The CCL DI Depositary will, in turn, issue the CCL DIs in CREST to the Carnival plc CREST Shareholders and to the Equiniti Nominee for CSN Shareholders.
New CCL Shares to which Carnival plc CREST Shareholders will be entitled under the Scheme of Arrangement will be delivered, held and settled in CREST under the terms of the CCL DI Deed Poll to be created and issued by the CCL DI Depositary on our instructions. The CCL DIs may be held, transferred and settled through CREST. The terms on which the CCL DIs are issued and held in CREST will be set out in the CCL DI Deed Poll. A draft of the CCL DI Deed Poll will be available on request from the CCL DI Depositary in due course.
On settlement, we will instruct the Transfer Agent to effect the credit of the relevant New CCL Shares through DTC to the securities deposit account of the CCL DI Custodian, as custodian for the CCL DI Depositary. The CCL DI Depositary will then issue the CCL DIs through CREST to the appropriate stock account in CREST of each Carnival plc CREST Shareholder, such CREST account to be credited with the relevant Carnival plc CREST Shareholder’s entitlement to CCL DIs representing the relevant New CCL Shares as soon as reasonably practicable following the Redomiciliation becoming effective and within 14 days of the Scheme Effective Date. The relevant stock account in CREST will be an account under the same participant ID and member account ID under which the relevant Carnival plc CREST Shareholder holds the relevant Scheme Shares.
As from the Scheme Record Time, each holding of Scheme Shares credited to any stock account in CREST will be disabled and all Scheme Shares will be removed from CREST in due course.
The Carnival plc CREST Shareholders will be able to hold and transfer interests in New CCL Shares through CREST in the form of CCL DIs in the same way as they transacted in Carnival plc Shares in CREST prior to the completion of the DLC Unification and Redomiciliation. Holders of CCL DIs through CREST will be able to cancel their CCL DIs by submitting an instruction in respect of the underlying Carnival Corporation Ltd. common shares through CREST to the CCL DI Depositary, which includes the account information of their nominated DTC participant to which the New CCL Shares should be delivered, in accordance with the rules and practices of the CCL DI Depositary, CREST and DTC.
Any existing CREST Depositary Interests held through the CREST depositary will be transferred to Equiniti Financial Services Limited on behalf of the CCL DI Depositary in advance of the Scheme Effective Date, for which Euroclear will issue the relevant notice.
Further information on the rights of holders of CCL DIs to receive dividends and to vote at Carnival Corporation Ltd. shareholder meetings is set out under the section entitled “Rights attaching to the CCL DIs” below.
Notwithstanding the above, we reserve the right to settle all or part of the consideration due to Carnival plc CREST Shareholders in accordance with the procedures set out under the section entitled “Carnival plc Shares in certificated form (that is, not in CREST)” below if, for any reason outside our control, we are not able to effect settlement in accordance with this section.

Carnival plc Shares in certificated form (that is, not in CREST)
(i)
CSN Shareholders

Following the Scheme Effective Date, Carnival plc Shareholders who hold their Carnival plc Shares in certificated form may find that holding and trading such shares directly involves US market practices and formalities that may be unfamiliar to such Carnival plc Shareholder.
Scheme Shareholders who hold their Scheme Shares in certificated form (that is, not in CREST) immediately prior to the Scheme Record Time and who are eligible to participate in the CSN (“CSN Shareholders”) will not be issued with New CCL Shares directly but will instead have their interests in New CCL Shares in the form of CCL DIs held on their behalf within the CSN (in accordance with the CSN Terms and Conditions).
Any mandate in relation to Carnival plc Shares in force at the Scheme Record Time will, unless amended or revoked, be deemed from the Scheme Effective Date to be an effective mandate or instruction to the Equiniti Nominee in respect of the corresponding CCL DIs under the CSN.
Dividends on CCL DIs held in the CSN will be paid by direct payment only (into nominated bank accounts). Dividends will not be paid by cheque. Where no valid bank account details have been provided, dividends will be retained safely until they are claimed, but the CSN Shareholder may be charged a fee for their release. Dividends will be paid in sterling. Where funds are received in a different currency, these will be converted into sterling at the applicable exchange rate available on the day the conversion is instructed.
The CSN is a corporate sponsored nominee service that will be sponsored by Carnival Corporation Ltd. and provided by the Equiniti Financial Services Limited, with the CCL DIs being held in the name of the Equiniti Nominee. The CSN is being offered to assist Carnival plc Shareholders in an Eligible CSN Jurisdiction who may face logistical and/or practical difficulties in holding shares listed on a U.S. exchange.
An opening statement will be issued to CSN Shareholders within 14 days of Completion, which will contain their Shareholder Reference. CSN Shareholders will require their Shareholder Reference when contacting the Equiniti Nominee or trading their CCL DIs.
CSN Shareholders will have a period of 90 days following dispatch of the opening statements in which they may transfer their CCL DIs out of the CSN without a transfer fee being payable by the CSN Shareholder. There is no annual maintenance fee for holding CCL DIs in the CSN, however other fees may apply in certain circumstances as set out in the CSN Terms and Conditions, a copy of which will be available in due course at www.shareview.co.uk/info/usefuldocs (users should select ‘Carnival’ from the Company drop down box).
CSN Shareholders:
•
will have similar rights to those Carnival plc Shareholders who hold their New CCL Shares by way of CCL DIs (including equivalent voting rights);

•
will receive an opening statement showing the number of CCL DIs held at Completion (being the point at which they become beneficial holders of Common Shares) and will have quarterly statements made available to them thereafter, in accordance with the CSN Terms and Conditions;

•
are entitled to transfer their CCL DIs out of the CSN to another nominee arrangement or on to the DRS in accordance with the CSN Terms and Conditions by contacting the Equiniti Nominee;

•
will be able to receive dividends (paid in sterling) to their nominated bank account (cheque payments for dividends are not available on CCL DIs held in the CSN); and

•
will be able to trade their CCL DIs via share dealing services made available by the Equiniti Nominee.

These services are provided by Equiniti Financial Services Limited, and CSN Shareholders will need to quote their Shareholder Reference which will be made available on their opening statement.

If the CSN Shareholder is no longer eligible to participate in the CSN in accordance with the CSN Terms and Conditions, the CSN Shareholder will have the option to transfer the underlying CCL DIs to a nominated account or to sell their CCL DIs.
If the CSN cannot be implemented due to circumstances outside of the control of Carnival Corporation and Carnival plc, or Carnival plc Shareholders do not meet the criteria for holding CCL DIs in the CSN, all New CCL Shares to which such Carnival plc Shareholders are entitled will be allotted and issued to them directly through DRS by the Transfer Agent as described below.
(ii)
Direct Registration System (“DRS”)

In respect of Scheme Shareholders who hold their Scheme Shares in certificated form and who are not eligible to participate in the CSN (for example, where they have a registered address in a non-Eligible CSN Jurisdiction or are a corporate entity), the New CCL Shares to which such Scheme Shareholders will become entitled will be allotted and issued to them directly through DRS by the Transfer Agent on our instructions and the name of each such Scheme Shareholder will be entered as the registered owner of the relevant number of New CCL Shares in DRS. DRS is a method of recording entitlement to Carnival Corporation Ltd. Common Shares in book-entry form which enables the Transfer Agent (the equivalent of a registrar in the UK) to maintain those shares electronically in our records on behalf of the relevant Scheme Shareholder without the need for a physical share certificate to be issued.
The DRS method of share recording is commonly used in the United States. Shares held in DRS have all the traditional rights and privileges of shares held in certificated form. Scheme Shareholders who receive their New CCL Shares through DRS will be sent a book-entry account statement of ownership evidencing such Scheme Shareholder’s ownership of New CCL Shares by the Transfer Agent shortly after the Redomiciliation becomes effective and within 14 days of the Scheme Effective Date. Along with the statement of ownership, such Scheme Shareholders will also be sent a booklet containing further information about DRS, including further details on how the New CCL Shares can be held, transferred or otherwise traded through the DRS system. Proxy materials, annual reports and other shareholder communications will be mailed from Carnival Corporation Ltd. and/or its voting agent directly to the Scheme Shareholders who hold their New CCL Shares through DRS.
Persons holding New CCL Shares through DRS who wish to dispose of any of their New CCL Shares may do so by contacting the Transfer Agent or any broker or custodian that is a DTC participant. The dealing services provided by and fees chargeable by different brokers may change from time to time and will vary between each broker and custodian.
Any dividends paid on the New CCL Shares held through DRS will be paid to holders of New CCL Shares by cheque in U.S. Dollars, provided that a holder of New CCL Shares may, if such holder so wishes and subject to certain limitations, contact the Transfer Agent requesting that payment in respect of dividends or other distributions (if any) on such New CCL Shares be made directly to such holder’s bank account (assuming, in each case, that such person remains a holder of New CCL Shares as of any relevant dividend record date) and/or in an alternative currency, subject to the terms of an international currency exchange service as may be provided by the Transfer Agent. Further information will be set out in the booklet that will be sent together with the statement of ownership. Scheme Shareholders who receive New CCL Shares through DRS, but subsequently wish to hold the New CCL Shares through a DTC participant, may instruct their DTC broker to transfer their New CCL Shares into such DTC participant’s account. Details of the manner in which such instructions may be given will be available from your appointed DTC broker.
Carnival plc ADSs
See section above entitled “Treatment of Carnival plc’s American Depositary Receipt Program.”
Rights attaching to the CCL DIs
The CCL DI Depositary will hold the New CCL Shares via an intermediated ownership chain, with the CCL DI Custodian ultimately reflected as the holder within the DTC system. The CCL DI Depositary will, in turn, enter into an express trust (under English law) to hold the New CCL Shares on behalf of the

Carnival plc CREST Shareholders, on the back of which it will issue CCL DIs. The CCL DI Depositary will also maintain the register of the names and addresses of CCL DI holders.
Under the arrangements with the CCL DI Depositary, the CCL DI Depositary will (a) send out notices of shareholder meetings and forms of direction to the CCL DI holders; and (b) produce a definitive list of CCL DI holders as at the record date for such shareholder meetings. The CCL DI Depositary will collate the received votes from the returned forms of direction and make arrangements for the aggregate votes to be submitted and recorded for all shareholder meetings.
Holders of CCL DIs will have the option to:
(a)
receive notices of our general shareholder meetings;

(b)
give directions as to voting at our shareholder meetings in respect of such number of New CCL Shares as are represented by the CCL DIs held by them; and

(c)
have access to our annual report and accounts proxy materials and all other documents and communications issued by us to our Shareholders generally.

Save as otherwise set out in this section, holders of CCL DIs will, to the extent possible, be treated in the same manner as if they were registered holders of New CCL Shares to which their CCL DIs relate, including in relation to the option to give directions as to voting at our shareholder meetings in respect of such number of New CCL Shares as are represented by the CCL DIs held by them, and the right to receive and retain in full all dividends and other distributions (if any) announced, declared, made or paid by reference to a record date falling on or after the Scheme Effective Date, so far as is possible pursuant to applicable law, the CREST arrangements and the CCL DI Deed Poll.
General
Due to differences in banking processes between the United Kingdom and the United States, all mandates relating to the payment of dividends by electronic bank transfer given (or deemed to be given) to Carnival plc by or on behalf of Scheme Shareholders which relate to their holdings of Carnival plc Shares in force on the Scheme Effective Date will be revoked and require resubmission, except for those Carnival plc Shareholders eligible to hold CCL DIs in the CSN. Other instructions (or deemed instructions, including communication preferences) to Carnival plc in force prior to the Scheme Effective Date, to the extent possible, unless and until revoked or amended, will be replicated as from the Scheme Effective Date as valid and effective mandates, communication preferences and instructions to us in respect of the New CCL Shares after the Scheme Effective Date.
For CSN Shareholders, any mandate in relation to shares in force on the Carnival plc register at the Scheme Record Time will, unless amended or revoked, be deemed from the Scheme Effective Date to be an effective mandate or instruction to the Equiniti Nominee in respect of the corresponding CCL DIs under the CSN.

THE UNIFICATION AGREEMENT AND RELATED AGREEMENTS
Unification Agreement
On February 20, 2026, Carnival Corporation and Carnival plc entered into the Unification Agreement, pursuant to which Carnival Corporation and Carnival plc agreed to co-operate and use reasonable endeavors to implement the DLC Unification and Redomiciliation Transactions in accordance with the terms set out in this document. The key terms of the Unification Agreement are set out below. The Unification Agreement is set out in Annex E of this document.
Conditions to the DLC Unification and Redomiciliation Transactions
The implementation of the DLC Unification is subject to the satisfaction or (where capable of waiver) waiver of a number of conditions set out in full in the Unification Agreement, including:
•
the Scheme Proposal and the GM Proposals having been approved at the Meetings, in each case, by the requisite majorities. Further details of each of the Proposals are set out in the section below entitled “Carnival Corporation & plc Proposals”;

•
the Scheme of Arrangement having been sanctioned (without modification or with modification on terms agreed by Carnival Corporation & plc) by the Court and a copy of the Court Order having been delivered to the Registrar of Companies in England and Wales;

•
confirmation having been received by Carnival Corporation that the New CCL Shares have been approved for listing, subject to official notice of issuance, on the NYSE;

•
this document having become effective under the Securities Act and not being the subject of any stop order or proceeding seeking a stop order immediately prior to the Scheme Effective Date;

•
there being no fact, matter or circumstance which, in the sole opinion of Carnival Corporation, would or would be reasonably likely to result in the Bermuda Registrar of Companies refusing to grant formal approval of the Redomiciliation; and

•
the receipt of competition and antitrust clearances in the U.S. and Germany and foreign direct investment clearances in Germany and Italy, or, in each case, the expiration or termination of all applicable waiting periods, are necessary to complete the DLC Unification and Redomiciliation Transactions.

The DLC Unification is also conditional on there being no other fact, matter or circumstances which Carnival Corporation considers may, or may be reasonably likely to, prevent, delay, hinder or otherwise adversely affect the DLC Unification and Redomiciliation Transactions or the willingness of Carnival Corporation to pursue the DLC Unification and Redomiciliation Transactions as contemplated.
The Redomiciliation is conditional on the Scheme of Arrangement having become effective in accordance with its terms. Carnival Corporation is required to implement and complete the Redomiciliation without undue delay once the Scheme of Arrangement becomes effective.
Carnival Corporation and Carnival plc have agreed to co-operate and use reasonable endeavors to procure the satisfaction of the conditions to the DLC Unification and Redomiciliation Transactions as promptly as reasonably practicable. Carnival Corporation and Carnival plc have also agreed to assist each other in communicating with any regulatory authority for the purposes of satisfying the conditions to the DLC Unification and to make as promptly as reasonably practicable such regulatory filings as are necessary or expedient for the implementation of the DLC Unification and Redomiciliation Transactions.
If any of the conditions to the DLC Unification and Redomiciliation Transactions are not satisfied or waived in accordance with their terms by December 31, 2026, then the Unification Agreement may be terminated and the DLC Unification and Redomiciliation Transactions will not proceed. In such circumstances, Carnival Corporation & plc will make such announcements as necessary in accordance with their respective regulatory obligations.

Other Obligations of Carnival Corporation and Carnival plc
The Unification Agreement sets out certain other obligations on each of Carnival Corporation and Carnival plc relating to the implementation of the DLC Unification and Redomiciliation Transactions, including in relation to: (i) the issue of the New CCL Shares in accordance with the terms of the Scheme of Arrangement; (ii) the listing of the Common Shares of Carnival Corporation Ltd. on the NYSE; (iii) the delisting of the Carnival plc ADSs from NYSE on or as soon as reasonably practicable after the Scheme of Arrangement becoming effective and the termination of the ADS facility; and (iv) the treatment of outstanding awards under Carnival plc’s employee share schemes as described in this document.
Carnival Corporation has certain obligations in relation to DLC Unification and Redomiciliation Transactions under the Unification Agreement, including to: (i) issue the New CCL Shares in accordance with the terms and subject to the conditions of the Scheme of Arrangement; and (ii) instruct counsel to appear on its behalf at the hearing of the Court to sanction the Scheme of Arrangement to undertake to the Court to be bound by the terms of the Scheme of Arrangement, to the extent that all of the conditions to the DLC Unification (other than those relating to the Scheme) have been satisfied or waived prior to the date of the Court hearing.

CARNIVAL CORPORATION & PLC MEETINGS
This proxy statement/prospectus is being provided to the Carnival Corporation Shareholders and Carnival plc Shareholders as part of a solicitation of proxies by the Boards of Directors of Carnival Corporation and Carnival plc for use at the Carnival plc Court Meeting, Carnival plc General Meeting and Corporation Extraordinary General Meeting, as the case may be, to be held at the times and places specified below and at any properly convened meeting following an adjournment or postponement thereof.
Carnival plc Court Meeting and Carnival plc General Meeting
Date, Time and Place
The Carnival plc Court Meeting will be held at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States at 1:30 p.m. (BST) (8:30 a.m. (EDT)) on April 17, 2026.
The Carnival plc General Meeting will be held at the same place at 1:40 p.m. (BST) (8:40 a.m. (EDT)) on April 17, 2026 (or as soon thereafter as the Carnival plc Court Meeting has been concluded or adjourned).
A live video broadcast of the Carnival plc Court Meeting and the Carnival plc General Meeting will be hosted at Carnival House, 100 Harbour Parade, Southampton, SO15 1ST, United Kingdom. Carnival plc Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Carnival plc Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors present at the Carnival plc Court Meeting and the Carnival plc General Meeting in Florida, but will not be treated as, or considered to be, “in attendance” at the Carnival plc Court Meeting or the Carnival plc General Meeting.
Meeting, Record Date and Carnival plc shareholders Entitled to Vote
Carnival plc Court Meeting
Scheme Shareholders are entitled to attend and vote at the Carnival plc Court Meeting. Entitlement to attend, speak and vote at the Carnival plc Court Meeting and the number of votes which may be cast at the Carnival plc Court Meeting will be determined by reference to the register of members of Carnival plc at 6:30 p.m. (BST) on April 15, 2026 or, if the Carnival plc Court Meeting is adjourned, 6:30 p.m. (BST) on the date which is two days (excluding any part of a day that is a non-working day) before the date fixed for the adjourned meeting. Changes to the register of members after the relevant time shall be disregarded in determining the rights of any person to attend, speak and vote at the Carnival plc Court Meeting.
Carnival plc General Meeting
Holders of Carnival plc Shares and the holder of the Carnival plc special voting share are entitled to attend and vote at the Carnival plc General Meeting. Entitlement to attend, speak and vote at the Carnival plc General Meeting and the number of votes which may be cast at the Carnival plc General Meeting will be determined by reference to the register of members of Carnival plc at 6:30 p.m. (BST) on April 15, 2026 or, if the Carnival plc General Meeting is adjourned, 6:30 p.m. (BST) on the date which is two days (excluding any part of a day that is a non-working day) before the date fixed for the adjourned meeting. Changes to the register of members after the relevant time shall be disregarded in determining the rights of any person to attend, speak and vote at the Carnival plc General Meeting.
Voting Arrangements for Carnival plc Shareholders
IT IS IMPORTANT THAT, FOR THE CARNIVAL PLC COURT MEETING IN PARTICULAR, AS MANY VOTES AS POSSIBLE ARE CAST SO THAT THE COURT MAY BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF SCHEME SHAREHOLDER OPINION. YOU ARE THEREFORE STRONGLY URGED TO COMPLETE, SIGN AND RETURN YOUR FORMS OF PROXY AS SOON AS POSSIBLE.

Carnival plc Shareholders can vote in any of the following three ways:
1.
by attending the Carnival plc Court Meeting and Carnival plc General Meeting and voting in person or, in the case of corporate shareholders, by corporate representatives;

2.
by appointing a proxy to attend and vote on their behalf; or

3.
by voting electronically as described below.

Voting at the Carnival plc Meetings will be conducted by poll rather than a show of hands.
Voting in person
If you come to the Carnival plc Meetings, please bring the attendance card with you. This will mean you can register more quickly.
In order to attend and vote at the Carnival plc Court Meeting and Carnival plc General Meeting, a corporate shareholder may appoint one or more individuals to act as its representative. The appointment must comply with the requirements of Section 323 of the UK Companies Act. Each representative should bring evidence of their appointment, including any authority under which it is signed, to the meeting. If you are a corporation and are considering appointing a corporate representative to represent you and vote your shareholding in Carnival plc at the Carnival plc Court Meeting and Carnival plc General Meeting, you are strongly encouraged to pre-register your corporate representative to make registration on the day of the meeting more efficient. In order to pre-register, please email your Letter of Representation to Carnival plc’s Registrar, Equiniti Limited, at proxyvotes@equiniti.com. Corporate representatives themselves are urged to arrive at least two hours before commencement of the Carnival plc Court Meeting to assist Carnival plc’s Registrar with the appropriate registration formalities.
Please note that each shareholder or their duly appointed proxies and corporate representatives will be required to comply with the “Safety and Security Measures” set out in the “Introduction.”
Voting by Proxy
Scheme Shareholders entitled to attend and vote at the Carnival plc Court Meeting and Carnival plc Shareholders entitled to attend and vote at the Carnival plc General Meeting may appoint another person as their proxy to attend, speak and vote in their stead. A proxy need not be a shareholder of Carnival plc. You may appoint more than one proxy provided that each proxy is appointed to exercise the rights attached to a different share or shares you hold. To appoint more than one proxy, please follow the notes contained in the relevant Form of Proxy.
The following documents have been provided:
•
a BLUE Form of Proxy, for use at the Carnival plc Court Meeting; and

•
a YELLOW Form of Proxy, for use at the Carnival plc General Meeting.

Please note that the appointment of a proxy or proxies is separate for each of the Carnival plc Court Meeting and the Carnival plc General Meeting. If you have not received these documents, please contact Carnival plc’s Registrar, Equiniti, on the Shareholder Helpline referred to below. The completion and return of the Forms of Proxy will not stop you from attending and voting in person at the Carnival plc Court Meeting or the Carnival plc General Meeting should you wish to do so and are so entitled.
To be valid, duly completed Forms of Proxy and the authority (if any) under which they are signed, or a notarially certified copy of such authority, must be received by Carnival plc’s Registrar, Equiniti, at Equiniti Limited, Aspect House, Spencer Road, Lancing BN99 6DA, United Kingdom, by post by no later than the following times and dates:
(i)
BLUE Forms of Proxy for the Carnival plc Court Meeting: by 1:30 p.m. (BST) on April 15, 2026;

(ii)
YELLOW Forms of Proxy for the Carnival plc General Meeting: 1:40 p.m. (BST) on April 15, 2026; and

(iii)
if in either case the Meeting is adjourned: so that the relevant Form of Proxy is received not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the adjourned Meeting.

Alternatively, BLUE Forms of Proxy (but not YELLOW Forms of Proxy) may be completed and (i) scanned and emailed to Equiniti at the following email address: proxyvotes@equiniti.com; or (ii) handed to the Chair of the Carnival plc Court Meeting or a representative of Carnival plc’s Registrar, Equiniti, at the Carnival plc Court Meeting venue any time prior to the start of the Carnival plc Court Meeting (or any adjournment thereof) and will still be valid. In the case of the Carnival plc General Meeting, unless the YELLOW Form of Proxy is returned by the time and date mentioned above, it will be invalid.
In the case of joint shareholders, only one need sign the Form of Proxy. The vote of the senior joint shareholder will be accepted to the exclusion of the votes of the other joint shareholders. For this purpose, seniority will be determined by the order in which the names of the shareholders appear in the register of members of Carnival plc in respect of the joint shareholding.
If two or more valid but differing Forms of Proxy are received in respect of the same Carnival plc Share, the one which is last received (regardless of its date or of the date of its signature) shall be treated as replacing and revoking the other or others as regards that Carnival plc Share. If Carnival plc is unable to determine which instrument was last received, none of them shall be treated as valid in respect of that Carnival plc Share.
If you are a member of CREST, you may register the appointment of a proxy or proxies by using the CREST electronic proxy appointment service. In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear UK & International Limited (“Euroclear”) and must contain the information required for such instructions, as described in the CREST Manual, which can be viewed at www.euroclear.com.
The message, regardless of whether it relates to the appointment of a proxy or to an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by Carnival plc’s Registrar, Equiniti (ID RA19), not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the relevant Meeting (as set out in paragraphs (i) to (iii) above) or any adjournment thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the time stamp applied to the message by the CREST Application Host) from which Equiniti is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time, any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.
CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his or her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
Carnival plc may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.
If you are an institutional investor, you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by Carnival plc and approved by the Registrar. For further information regarding Proxymity, please go to www.proxymity.io. To be valid, your proxy must be lodged not later than 48 hours (excluding any part of such 48 hour-period falling on a non-working day) before the time fixed for the relevant Meeting (as set out in paragraphs (i) to (iii) above) or any adjournment thereof. Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.
In the case of the Carnival plc Court Meeting only, if the CREST Proxy Instruction or electronic proxy instruction is not received by the time referred to above, the BLUE Form of Proxy may be (i) scanned and emailed to Equiniti at the following email address: proxyvotes@equiniti.com; or (ii) handed to the Chair of the Carnival plc Court Meeting or a representative of Carnival plc’s Registrar, Equiniti, at the Carnival plc Court Meeting venue any time prior to the start of the Carnival plc Court Meeting (or any adjournment thereof). In the case of the Carnival plc General Meeting, if the CREST Proxy Instruction or electronic proxy instruction is not received by the time referred to above, it will be invalid.
If you do not attend and vote in person at the Carnival plc Court Meeting or Carnival plc General Meeting and wish to revoke the appointment of your proxy or corporate representative, you must do so by delivering a notice of such revocation to Carnival plc’s Registrar, Equiniti, at least three hours before the start of the relevant Carnival plc Meeting.
Voting Electronically
Carnival plc Shareholders are entitled to vote online at www.shareview.co.uk. First, please log in to your Shareview Portfolio. Once you have logged in, simply click “View” on the “My Investments” page and then click on the link to vote and follow the on-screen instructions. If you have not yet registered for a Shareview Portfolio, please go to www.shareview.co.uk and enter the requested information. Shareholders voting electronically should vote as soon as possible, and in any event by not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the relevant Meeting (as set out in paragraphs (i) to (iii) under “Voting by Proxy” above) or any adjournment thereof. In the case of the Carnival plc Court Meeting only, if the electronic proxy instruction is not received by this time, the BLUE Form of Proxy may be (i) scanned and emailed to Equiniti at the following email address: proxyvotes@equiniti.com; or (ii) handed to the Chair of the Carnival plc Court Meeting or a representative of Carnival plc’s Registrar, Equiniti, at the Carnival plc Court Meeting venue any time prior to the start of the Carnival plc Court Meeting (or any adjournment thereof). In the case of the Carnival plc General Meeting, if the electronic proxy instruction is not received by the relevant time, it will be invalid.
Nominated Persons
If you are a person nominated to enjoy information rights in accordance with section 146 of the UK Companies Act (a “nominated person”) you may have a right under an agreement between you and the member by whom you were nominated to be appointed, or to have someone else appointed, as a proxy for the Carnival plc Court Meeting and the Carnival plc General Meeting. If you have no such right, or you have such a right but do not wish to exercise it, you may have a right under such an agreement to give instructions to the member as to the exercise of voting rights. The statement of the rights of Carnival plc Shareholders to appoint proxies above do not apply to nominated persons. Such rights can only be exercised by Carnival plc Shareholders.
Asking Questions at the Carnival plc General Meeting
Any Carnival plc Shareholder attending the Carnival plc General Meeting has the right to ask questions. Carnival plc must cause to be answered any such question relating to the business being dealt with at the meeting, but no such answer need be given if (i) to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information; (ii) the answer has already been given on a website in the form of an answer to a question; or (iii) it is undesirable in the interests of Carnival plc or the good order of the meeting that the question be answered.
Carnival plc Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors present at the Carnival plc Meetings in Florida, but will not be treated as, or considered to be, “in attendance” at the Carnival plc Meetings.

Website Materials
This document and other information required by section 311A of the UK Companies Act have been posted on our websites at www.carnivalcorp.com and www.carnivalplc.com. You may not use any electronic address (within the meaning of section 333 of the UK Companies Act) provided in this document (or in any related documents including the Forms of Proxy) to communicate with Carnival plc for any purposes other than those expressly stated. The information contained on our websites (www.carnivalcorp.com and www.carnivalplc.com) is not incorporated into this proxy statement/prospectus. The reference to our websites is intended to be an inactive textual reference only.
Purpose of the Carnival plc Meetings
Carnival plc Court Meeting
The Carnival plc Court Meeting is being held with the permission of the Court to seek the approval of Scheme Shareholders for the Scheme of Arrangement.
Carnival plc General Meeting
The Carnival plc General Meeting is being convened to seek the approval of Carnival plc Shareholders of:
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the DLC Unification Proposal (Proposal 1);

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the Scheme Implementation Proposal (Proposal 2);

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the PLC Scheme Articles Amendment Proposal (Proposal 3);

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the Post-Scheme PLC Articles Amendment Proposal (Proposal 4);

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the Corporation Memorandum of Continuance Proposal (Proposal 5); and

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the Corporation Bye-Laws Proposal (Proposal 6).

The Adjournment Proposal is a procedural resolution relating to the Carnival Corporation Extraordinary General Meeting only and will not be put to shareholders at the Carnival plc General Meeting.
Recommendation of the Carnival plc Board of Directors
By unanimous vote, the Board of Directors of Carnival plc, at a meeting held on January 23, 2026, determined that the DLC Unification and Redomiciliation Transactions are in the best interests of Carnival Corporation and Carnival plc, respectively, and the Carnival Corporation Shareholders and Carnival plc Shareholders as a whole; approved the Unification Agreement and the transactions contemplated thereby; directed that the Scheme of Arrangement be submitted to a vote of the Scheme Shareholders at the Carnival plc Court Meeting; directed that the GM Proposals be submitted to a vote of the Carnival Corporation Shareholders and Carnival plc Shareholders, respectively, and the Adjournment Proposal be submitted to a vote of Carnival Corporation Shareholders; resolved to recommend the approval of the Scheme of Arrangement by the Scheme Shareholders; and resolved to recommend the approval of each of the GM Proposals by Carnival Corporation Shareholders and Carnival plc Shareholders, respectively, and the approval of the Adjournment Proposal by Carnival Corporation Shareholders.
The Board of Directors of Carnival plc unanimously recommends that the Scheme Shareholders vote FOR the Scheme of Arrangement at the Carnival plc Court Meeting. The Board of Directors of Carnival plc unanimously recommends that the Carnival plc Shareholders vote FOR each of the GM Proposals.
Required Vote
Carnival plc Court Meeting
The approval required at the Carnival plc Court Meeting is a majority in number of the Scheme Shareholders who are present and vote, whether in person or by proxy, at the Carnival plc Court Meeting and who represent 75% or more in value of the Scheme Shares voted by those Scheme Shareholders.

Carnival plc General Meeting
A joint electorate action is approved if it is approved by:
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a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution, if required by applicable law and regulations or the Existing Carnival plc Articles) by the holders of Carnival plc Shares and the holder of the Carnival plc special voting share voting as a single class at a meeting at which a quorum was present. In respect of a resolution, the Carnival plc special voting share will have such number of votes as were validly cast on the equivalent resolution at the parallel Carnival Corporation shareholders’ meeting;

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a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Existing Carnival Corporation Organizational Documents) by the holders of Carnival Corporation common stock and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting at which a quorum was present and acting. In respect of a resolution, the Carnival Corporation special voting share will have such number of votes as were validly cast on the equivalent resolution at the parallel Carnival plc shareholders’ meeting; and

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a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been “cast” for this purpose.

A class rights action is approved if it is approved by:
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a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution, if required by applicable law and regulations or the Existing Carnival plc Articles) by the holders of Carnival plc’s ordinary shares and the holder of the Carnival plc special voting share voting as a single class at a meeting at which a quorum was present; provided that the holder of the Carnival plc special voting share will only vote if the proposed action has not been approved at the parallel Carnival Corporation meeting and, if the Carnival plc special voting share is authorized to vote, such share will represent that number of votes equal to the largest whole percentage that is less than the percentage of the number of votes necessary to defeat the resolution at the Carnival plc meeting if the total votes capable of being cast by all of Carnival plc outstanding shares able to vote were cast in favor of the resolution; and

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a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Existing Carnival Corporation Organizational Documents) by the holders of Carnival Corporation common stock and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting at which a quorum was present and acting; provided that the holder of the Carnival Corporation special voting share will only vote if the proposed action has not been approved at the parallel Carnival plc meeting and, if the Carnival Corporation special voting share is authorized to vote, such share will represent that number of votes equal to the largest whole percentage that is less than the percentage of the number of votes necessary to defeat the resolution at the Carnival Corporation meeting if the total votes capable of being cast by all of Carnival Corporation outstanding shares able to vote were cast in favor of the resolution.

Accordingly, the GM Proposals require the following votes for approval:
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the DLC Unification Proposal, the Corporation Memorandum of Continuance Proposal and the Corporation Bye-Laws Proposal (Proposals 1, 5 and 6) will be proposed as ordinary resolutions and are class rights actions. Approval of each of the DLC Unification Proposal, the Corporation Memorandum of Continuance Proposal and the Corporation Bye-Laws Proposal requires the affirmative vote of a simple majority of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting and by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Carnival Corporation Extraordinary General Meeting;

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the Scheme Implementation Proposal (Proposal 2) will be proposed as an ordinary resolution and is a joint electorate action. In practice, approval of the Scheme Implementation Proposal will require the affirmative vote of a simple majority of the combined votes cast by Carnival plc Shareholders and Carnival Corporation Shareholders at the GMs;

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the PLC Scheme Articles Amendment Proposal (Proposal 3) will be proposed as a special resolution and is a joint electorate action. In practice, approval of the PLC Scheme Articles Amendment Proposal requires the affirmative vote of at least 75% of the combined votes cast by Carnival plc Shareholders and Carnival Corporation Shareholders at the GMs; and

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the Post-Scheme PLC Articles Amendment Proposal (Proposal 4) will be proposed as a special resolution and is a class rights action. Approval of the Post-Scheme PLC Articles Amendment Proposal requires the affirmative vote of at least 75% of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting and a simple majority of the votes cast by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Carnival Corporation Extraordinary General Meeting.

Shareholder Helpline
If you have any questions about this document, the Carnival plc Court Meeting or the Carnival plc General Meeting, or are in any doubt as to how to complete the Forms of Proxy or how to submit your proxies through CREST or via the electronic means, please contact Carnival plc’s Registrar, Equiniti, by calling the Shareholder Helpline at +44 (0)371 384 2886. Lines are open between 8:30 a.m. and 5:30 p.m. (BST) Monday to Friday (excluding public holidays in England and Wales). For deaf and speech impaired shareholders, Equiniti welcomes calls via Relay UK. Please see www.relayuk.bt.com for more information. Calls to the helpline from outside the UK will be charged at applicable international rates. Different charges may apply to calls from mobile telephones. Please note that calls to Equiniti may be monitored or recorded for security and training purposes and no advice on the DLC Unification and Redomiciliation Transactions or its merits, nor any legal, taxation or financial advice, can be given.
Carnival Corporation Extraordinary General Meeting
Date, Time and Place
The Corporation Extraordinary General Meeting will be held at 8:50 a.m. (EDT) (1:50 p.m. (BST)) on April 17, 2026 at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States (or as soon thereafter as the Carnival plc General Meeting has been concluded or adjourned).
Meeting, Record Date and Carnival Corporation Shareholders Entitled to Vote
Only holders of record of Carnival Corporation common stock at the close of business on February 17, 2026, the record date for the Corporation Extraordinary General Meeting, will be entitled to notice of, and to vote at, the Corporation Extraordinary General Meeting or any adjournment or postponement thereof. On the Record Date, there were 1,239,000,212 shares of Carnival Corporation common stock outstanding and entitled to vote at the Corporation Extraordinary General Meeting.
Carnival Corporation Shareholders may vote in person at the meeting or by proxy through the internet or by telephone or by a properly executed and delivered proxy card with respect to the Corporation Extraordinary General Meeting. For shares held in “street name” through a broker or nominee, Carnival Corporation Shareholders may vote by submitting voting instructions to their broker or nominee.
A complete list of Carnival Corporation Shareholders entitled to vote at the Corporation Extraordinary General Meeting will be available for inspection, for any purpose germane to the meeting, at Carnival Corporation’s principal office at Carnival Place, 3655 N.W. 87th Avenue, Miami, FL 33178, United States during ordinary business hours for a period of 10 days before the Corporation Extraordinary General Meeting. If you would like to inspect the list of Carnival Corporation Shareholders of record, please email the Investor Relations department at ir@carnival.com to schedule an appointment or request access. A list of Carnival Corporation Shareholders entitled to vote at the Corporation Extraordinary General Meeting will be available for inspection at the Corporation Extraordinary General Meeting.
Quorum
The quorum requirement for transacting the business at the Corporation Extraordinary General Meeting is one-third of the total votes entitled to be cast at the meeting. Shareholders may be present in person or represented by proxy or corporate representative at the meetings.
For the purposes of determining a quorum at the Corporation Extraordinary General Meeting, the Carnival Corporation special voting share shall, at the commencement of the meeting, have no votes for purposes of determining whether a quorum exists and therefore shall not be counted for purposes of determining the total number of shares entitled to vote at such meeting or whether a quorum exists at such meeting, although the Carnival special voting share itself must be present, either in person (through a representative of DLC SVC Limited) or by proxy.
Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum.
Purpose of the Corporation Extraordinary General Meeting
At the Corporation Extraordinary General Meeting, Carnival Corporation Shareholders will be asked to consider and vote to approve:
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the DLC Unification Proposal;

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the Scheme Implementation Proposal;

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the PLC Scheme Articles Amendment Proposal;

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the Post-Scheme PLC Articles Amendment Proposal;

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the Corporation Memorandum of Continuance Proposal;

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the Corporation Bye-Laws Proposal; and

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the Adjournment Proposal.

Recommendation of the Carnival Corporation Board of Directors
By unanimous vote, the Board of Directors of Carnival Corporation, at a meeting held on January 23, 2026, determined that the DLC Unification and Redomiciliation Transactions are in the best interests of Carnival Corporation and Carnival plc, respectively, and the Carnival Corporation Shareholders and Carnival plc Shareholders as a whole; approved the Unification Agreement and the transactions contemplated thereby; directed that the GM Proposals be submitted to a vote of the Carnival Corporation Shareholders and Carnival plc Shareholders, respectively, and the Adjournment Proposal be submitted to a vote of Carnival Corporation Shareholders; and resolved to recommend the approval of each of the GM Proposals by Carnival Corporation Shareholders and Carnival plc Shareholders, respectively, and the approval of the Adjournment Proposal by Carnival Corporation Shareholders. The Boards of Directors unanimously recommend that the Carnival Corporation Shareholders and Carnival plc Shareholders vote FOR each of the GM Proposals and that Carnival Corporation Shareholders vote FOR the Adjournment Proposal.
Carnival Corporation Shareholders should carefully read this proxy statement/prospectus (including the annexes hereto) and any documents incorporated by reference in their entirety for more detailed information concerning the GM Proposals and the Adjournment Proposal and the transactions contemplated thereby.

Required Vote
The required votes to approve the GM Proposals and the Adjournment Proposal (assuming a quorum is present) are as follows:
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the DLC Unification Proposal is a class rights action and, for purposes of Carnival plc, an ordinary resolution. Approval of the DLC Unification Proposal requires the affirmative vote of a simple majority of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting and by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Corporation Extraordinary General Meeting;

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the Scheme Implementation Proposal is a joint electorate action and, for purposes of Carnival plc, an ordinary resolution. Approval of the Scheme Implementation Proposal requires the affirmative vote of a simple majority of the combined votes cast by Carnival plc Shareholders and Carnival Corporation Shareholders at the GMs;

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the PLC Scheme Articles Amendment Proposal is a joint electorate action and, for purposes of Carnival plc, a special resolution. Approval of the PLC Scheme Articles Amendment Proposal requires the affirmative vote of at least 75% of the combined votes cast by Carnival plc Shareholders and Carnival Corporation Shareholders at the GMs;

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the Post-Scheme PLC Articles Amendment Proposal is a class rights action and, for purposes of Carnival plc, a special resolution. Approval of the Post-Scheme PLC Articles Amendment Proposal requires the affirmative vote of at least 75% of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting and a simple majority of the votes cast by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Corporation Extraordinary General Meeting;

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the Corporation Memorandum of Continuance Proposal is a class rights action and, for purposes of Carnival plc, an ordinary resolution. Approval of the Corporation Memorandum of Continuance Proposal requires the affirmative vote of a simple majority of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting and a simple majority of the votes entitled to be cast by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Corporation Extraordinary General Meeting; and

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the Corporation Bye-Laws Proposal is a class rights action and, for purposes of Carnival plc, an ordinary resolution. Approval of the Corporation Bye-Laws Proposal requires the affirmative vote of a simple majority of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting and a simple majority of the votes entitled to be cast by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Corporation Extraordinary General Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Carnival Corporation common stock present in person or represented by proxy at the Corporation Extraordinary General Meeting (whether or not a quorum is present).
Voting by Holders of Record
How to Vote if You are the Record Holder of Your Shares
If you were the record holder of your shares as of the Carnival Corporation Record Date, you may vote in person at the Corporation Extraordinary General Meeting or you may direct your vote without attending the Corporation Extraordinary General Meeting by granting a proxy over the Internet, by telephone or by properly returning the enclosed proxy card.

Submitting a Proxy via the Internet or by Telephone
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Internet - To submit your proxy via the Internet, go to www.proxyvote.com. Have the enclosed proxy card in hand when you access the website and follow the instructions to direct the vote of your shares. If you submit your proxy via the Internet, you must do so no later than 11:59 p.m. (Eastern Time) on April 16, 2026.

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Telephone - To submit your proxy by telephone, call 1-800-690-6903. Have the enclosed proxy card in hand when you call and then follow the instructions to direct the vote of your shares. If you submit your proxy by telephone, you must do so no later than 11:59 p.m. (Eastern Time) on April 16, 2026.

Submitting a Proxy by Mail
As an alternative to submitting your proxy via the Internet or by telephone, you may submit your proxy by mail.
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Mail - To submit your proxy by mail, simply mark the enclosed proxy card, date and sign it and return it in the postage-paid envelope. If you do not have the postage-paid envelope, please mail your completed proxy card to the following address: Vote Processing, C/O Broadridge, 51 Mercedes Way, Edgewood NY 11717. If you submit your proxy by mail, your proxy card must be received no later than 11:59 p.m. (Eastern Time) on April 16, 2026.

Voting at the Meeting
If you choose to attend the Corporation Extraordinary General Meeting, you may vote your shares in person at the meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification.
Even if you plan to attend the Corporation Extraordinary General Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.
Please also refer to the sections entitled “Meeting Admission Requirements” and “Safety and Security Measures” included in the “Notice of Extraordinary General Meeting of Carnival Corporation Shareholders” for additional information.
How to Vote Your Shares if You Hold Your Shares in “Street Name”
If you hold your shares through a broker, bank or other nominee, also referred to as holding your shares in “street name”, please refer to the voting instructions provided to you by your broker or nominee to determine which options are available to you with respect to voting your shares. Shares held under street name may be voted in person by you at the Corporation Extraordinary General Meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares.
If you intend to attend the Corporation Extraordinary General Meeting in person, please also refer to the sections entitled “Meeting Admission Requirements” and “Safety and Security Measures” included in the “Notice of Extraordinary General Meeting of Carnival Corporation Shareholders” for additional information.
General
Please be aware that any costs related to voting via the Internet, such as internet access charges, will be your responsibility.
All properly signed proxies that are timely received and that are not revoked will be voted at the Corporation Extraordinary General Meeting according to the instructions indicated on the proxies or, if no direction is indicated, they will be voted FOR each of the GM Proposals and the Adjournment Proposal. The proxy holders may use their discretion to vote on other matters that properly come before the Corporation Extraordinary General Meeting.

Attendance at the Corporation Extraordinary General Meeting
Attendance at the Corporation Extraordinary General Meeting is limited to shareholders and their duly appointed proxies or corporate representatives. Each attendee will be asked to present valid government-issued picture identification, such as a driver’s license or passport.
Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the Carnival Corporation Record Date (February 17, 2026).
Revocability of Proxies and Voting Instructions
You may revoke your proxy or change your proxy instruction at any time prior to the vote at the Corporation Extraordinary General Meeting.
For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Corporation Extraordinary General Meeting and voting in person. Please note that to be effective, your new proxy card, Internet or telephonic voting instruction or written notice of revocation must be received by 11:59 p.m. (Eastern Time) on April 16, 2026. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.
Any adjournment or postponement of the Corporation Extraordinary General Meeting for the purpose of soliciting additional proxies will allow Carnival Corporation Shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Corporation Extraordinary General Meeting.
Adjournments
In addition to the GM Proposals, Carnival Corporation Shareholders are also being asked to approve the Adjournment Proposal. The holders of a majority of the shares of Carnival Corporation common stock present in person or represented by proxy at any meeting of Carnival Corporation Shareholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place.
If the Corporation Extraordinary General Meeting is adjourned, Carnival Corporation is not required to give notice of the time and place of the adjourned meeting if announced at the Corporation Extraordinary General Meeting at which the adjournment is taken, unless the adjournment is for more than 30 days or the Carnival Corporation Board of Directors fixes a new record date for the Corporation Extraordinary General Meeting. At any adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally called.
Voting by Carnival Corporation’s Directors and Executive Officers
As of February 17, 2026, the members of the Boards of Directors and executive officers of Carnival Corporation and Carnival plc did not own any ordinary shares of Carnival plc and beneficially owned 97,059,676 shares of common stock of Carnival Corporation, including equity awards exercisable or vesting within 60 days of February 17, 2026, representing 7.8% of the outstanding shares of common stock of Carnival Corporation. The number and percentage of shares of Carnival Corporation common stock owned by directors and executive officers of Carnival Corporation and their respective affiliates as of the Carnival Corporation record date are not expected to be meaningfully different from the number and percentage as of February 17, 2026.
Carnival Corporation currently expects its directors and executive officers to vote their shares of Carnival Corporation common stock in favor of each of the GM Proposals and the Adjournment Proposal, although none of them are subject to any requirement to do so.

Solicitation
Carnival Corporation and Carnival plc are providing these proxy materials in connection with the solicitation by the Boards of Directors of proxies to be voted at the Meetings. Carnival Corporation and Carnival plc will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the Meetings. Carnival Corporation and Carnival plc will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to Carnival Corporation Shareholders and Carnival plc Shareholders. Carnival Corporation and Carnival plc have retained Innisfree M&A Incorporated and Georgeson, a trading name of Computershare Investor Services Plc, to provide certain analytics and other services in connection with the Meetings, which may include the solicitation of proxies, for an estimated total fee of approximately $48,500 plus the cost of additional services to be agreed and expenses.
Assistance
If you need assistance with voting via the internet, voting by telephone or completing your proxy card, or have questions regarding the Corporation Extraordinary General Meeting, please contact Carnival Corporation’s Investor Relations department at Carnival Corporation, Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States.
Your vote is very important regardless of the number of shares of Carnival Corporation common stock that you own. Please submit a proxy to vote your shares via the internet, vote by telephone or sign, date and return the enclosed proxy card promptly so your shares can be represented, even if you plan to attend the Corporation Extraordinary General Meeting in person.
Tabulation of Votes
Representatives of Broadridge will tabulate the votes cast at the Corporation Extraordinary General Meeting and act as the inspector of elections.

CARNIVAL CORPORATION & PLC PROPOSALS
The Scheme of Arrangement
It is proposed that the DLC Unification will be implemented by means of a Court-sanctioned scheme of arrangement under Part 26 of the UK Companies Act between Carnival plc and Scheme Shareholders who are on the register of members of Carnival plc at the Scheme Record Time, pursuant to which Carnival Corporation will acquire all of the issued and to be issued Carnival plc Shares.
The procedure involves an application by Carnival plc to the Court to sanction the Scheme, which will involve the Scheme Shares being transferred to Carnival Corporation in consideration for which Scheme Shareholders will receive New CCL Shares on a one-for-one basis. The Scheme of Arrangement is set out in full in Annex D of this document.
To become effective, the Scheme requires, among other things, the approval of a majority in number of the Scheme Shareholders present and voting in person or by proxy at the Carnival plc Court Meeting, representing not less than 75% in value of the Scheme Shares held by such Scheme Shareholders and the passing of the GM Proposals at the GMs.
Following the Carnival plc Court Meeting and the GMs and the satisfaction (or, where applicable, waiver) of the other conditions to the DLC Unification, the Scheme must also be sanctioned by the Court. The Scheme will only become effective upon a copy of the Court Order being delivered to the UK Registrar of Companies for registration. Upon the Scheme becoming effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted, or how they voted, at the Carnival plc Court Meeting or the Carnival plc General Meeting.
The Board of Directors of Carnival plc unanimously recommend that Scheme Shareholders vote FOR the Scheme of Arrangement.

GM Proposals
Proposal 1: DLC Unification Proposal
Carnival Corporation and Carnival plc operate in a DLC structure, whereby the businesses of Carnival Corporation and Carnival plc are combined through the Equalization Agreement and other contracts, and through provisions in the Existing Carnival Corporation Organizational Documents and the Existing Carnival plc Articles.
The Equalization Agreement provides that it may be terminated by Carnival Corporation and Carnival plc on mutual agreement of both parties, upon approval by the Carnival Corporation Shareholders and Carnival plc Shareholders as a class rights action. Upon termination of the Equalization Agreement, (i) the SVE Special Voting Deed, dated as of April 17, 2003, by and between Carnival Corporation, DLC SVC Limited, Carnival plc, The Law Debenture Trust Corporation (Cayman) Limited and The Law Debenture Trust Corporation P.L.C., (ii) the P&O Princess Deed of Guarantee, dated as of April 17, 2003, by and between Carnival Corporation and Carnival plc, (iii) the Carnival Deed of Guarantee, dated as of April 17, 2003, by and between Carnival Corporation and Carnival plc and (iv) the Carnival Corporation Deed, dated as of April 17, 2003, by and between Carnival Corporation and Carnival plc will terminate automatically, the trustee under the Voting Trust Deed, dated as of April 17, 2003, by and between Carnival Corporation and The Law Debenture Trust Corporation (Cayman) Limited (the “Voting Trust Deed”) will transfer the Carnival plc special voting share to Carnival Corporation (terminating the Voting Trust Deed and dissolving the trust) and the Pairing Agreement, dated as of April 17, 2003, by and between Carnival Corporation, The Law Debenture Trust Corporation (Cayman) Limited and SunTrust Bank will be terminated.
Accordingly, in order to give effect to the DLC Unification, and for the reasons described in this proxy statement/prospectus in the section entitled “The DLC Unification and Redomiciliation Transactions—Boards of Directors’ Recommendations and Reasons for the DLC Unification and Redomiciliation Transactions”, Carnival plc and Carnival Corporation are requesting that Carnival plc Shareholders and Carnival Corporation Shareholders approve, subject to the passing of the Scheme Implementation Proposal, the PLC Scheme Articles Amendment Proposal, the Post-Scheme PLC Articles Amendment Proposal, the Corporation Memorandum of Continuance Proposal and the Corporation Bye-Laws Proposal, the DLC Unification and Redomiciliation Transactions and, with effect from the Scheme of Arrangement becoming effective, the termination of the Equalization Agreement.
The DLC Unification Proposal is a class rights action and, for purposes of Carnival plc, an ordinary resolution. Assuming a quorum is present, approval of the DLC Unification Proposal requires the affirmative vote of:
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a simple majority of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting, and

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a simple majority of the votes cast by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Corporation Extraordinary General Meeting.

The DLC Unification Proposal is conditional on the approval of each of the other Proposals, other than the Adjournment Proposal, and upon the consummation of the Scheme of Arrangement. If each of the other Proposals, other than the Adjournment Proposal, is not approved, the DLC Unification Proposal will have no effect even if approved by Carnival Corporation Shareholders and Carnival plc Shareholders. If the DLC Unification Proposal is not approved, the Scheme of Arrangement will not become effective and the other DLC Unification and Redomiciliation Transactions will not occur.
The Boards of Directors unanimously recommend that Carnival Corporation Shareholders and Carnival plc Shareholders, as the case may be, vote FOR the DLC Unification Proposal (Proposal 1).

Proposal 2: Scheme Implementation Proposal
For the reasons described in this proxy statement/prospectus in the section entitled “The DLC Unification and Redomiciliation Transactions—Boards of Directors’ Recommendations and Reasons for the DLC Unification and Redomiciliation Transactions”, Carnival plc and Carnival Corporation are requesting that Carnival plc Shareholders and Carnival Corporation Shareholders adopt the following resolution at the GMs:
Subject to the passing of the DLC Unification Proposal, the PLC Scheme Articles Amendment Proposal, the Post-Scheme PLC Articles Amendment Proposal, the Corporation Memorandum of Continuance Proposal and the Corporation Bye-Laws Proposal, for the purpose of giving effect to (i) the Scheme of Arrangement; and (ii) the DLC Unification and Redomiciliation Transactions, to authorize the Directors of Carnival plc and Carnival Corporation to take all such action as they may consider necessary or appropriate for carrying into effect the Scheme of Arrangement and/or the DLC Unification and Redomiciliation Transactions, including to agree such modifications, revisions, waivers, extensions, additions as the Directors of Carnival plc and Carnival Corporation may consider necessary, expedient or desirable in connection with, and to implement, the DLC Unification and Redomiciliation Transactions.
The Scheme Implementation Proposal is a joint electorate action and, for purposes of Carnival plc, an ordinary resolution. Assuming a quorum is present, approval of the Scheme Implementation Proposal requires the affirmative vote of:
•
a simple majority of the votes cast by the holders of Carnival plc Shares and the holder of the Carnival plc special voting share voting as a single class at a meeting at which a quorum was present. The Carnival plc special voting share will have such number of votes as were validly cast on the equivalent resolution at the Carnival Corporation Extraordinary General Meeting; and

•
a simple majority of the votes cast by the holders of Carnival Corporation common stock and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting at which a quorum was present and acting. The Carnival Corporation special voting share will have such number of votes as were validly cast on the equivalent resolution at the Carnival plc General Meeting.

In other words, approval of the Scheme Implementation Proposal requires the affirmative vote of a simple majority of the combined votes cast by Carnival plc Shareholders and the Carnival Corporation Shareholders at the GMs.
The Scheme Implementation Proposal is conditional on the approval of each of the other Proposals, other than the Adjournment Proposal. If each of the other Proposals, other than the Adjournment Proposal, is not approved, the Scheme Implementation Proposal will have no effect even if approved by Carnival Corporation Shareholders and Carnival plc Shareholders. If the Scheme Implementation Proposal is not approved, the Scheme of Arrangement will not become effective and the other DLC Unification and Redomiciliation Transactions will not occur.
The Boards of Directors unanimously recommend that Carnival Corporation Shareholders and Carnival plc Shareholders, as the case may be, vote FOR the Scheme Implementation Proposal (Proposal 2).

Proposal 3: PLC Scheme Articles Amendment Proposal
Under Proposal 3, it is proposed to adopt new articles of association of Carnival plc (the “PLC Scheme Articles”), in the form attached as Annex H, to replace the Existing Carnival plc Articles with effect from the passing of Proposal 3.
Set out below is a summary of the principal changes proposed to be made in the PLC Scheme Articles.
Untraced Shareholders (Articles 268 and 271)
The PLC Scheme Articles seek to modify the provisions relating to untraced members in line with current market practice. Under both the Existing Carnival plc Articles and PLC Scheme Articles, a member or person entitled to shares is considered untraced following a 12-year period where at least three consecutive dividends in respect of the Carnival plc Shares in question have been declared and no cheque or warrant sent by Carnival plc has been cashed. Under the Existing Carnival plc Articles, Carnival plc is required to place an advertisement in newspapers before considering a member to be untraced. The PLC Scheme Articles remove such requirement, and in accordance with current market practice, the PLC Scheme Articles require notice be sent to the last known address for the member, and that Carnival plc uses reasonable efforts to trace the member or person entitled to shares. If no response is received within three months of this notice, Carnival plc is entitled to sell the shares. The Company may also sell any additional shares that were issued by the Company during the 12-year period that belong to the untraced member.
The PLC Scheme Articles also modernize the provisions relating to the treatment of the proceeds of the sale. The PLC Scheme Articles now require Carnival plc to give notice, as soon as reasonably practicable following the sale, to the former member of their entitlement to claim the net proceeds of sale by means of a notice on its website and either an advertisement in a national daily newspaper in the UK or an announcement via a Regulatory Information Service. If no valid claim has been received after one year of the notice, such net proceeds, together with any uncashed or unclaimed dividends or other amounts in respect of such shares, will be forfeited and immediately belong to Carnival plc.
The proposed amendments are to align with current market practice and to balance the administrative burden on Carnival plc with the need to safeguard shareholder rights. The proposed amendments are not being made in connection with the DLC Unification and Redomiciliation Transactions. The Boards of Directors would be proposing these amendments irrespective of the DLC Unification and Redomiciliation Transactions.
Scheme of Arrangement (New Article 293)
The PLC Scheme Articles also insert a new Article 293 to the Existing Carnival plc Articles. This new Article 293 is to facilitate the implementation of the Scheme of Arrangement and to ensure that:
(a)   any Carnival plc Shares which are issued after the Existing Carnival plc Articles are amended and before the Scheme Record Time (other than to Carnival Corporation, any subsidiary of Carnival Corporation and/or their nominees) will be issued subject to the terms of the Scheme of Arrangement and the holders of such shares will be bound by the terms of the Scheme of Arrangement;
(b)   subject to the Scheme of Arrangement becoming effective in accordance with its terms, any Carnival plc Shares issued on or after the Scheme Effective Date (other than to Carnival Corporation, any subsidiary of Carnival Corporation and/or their nominees) will be compulsorily acquired by Carnival Corporation, in consideration of (subject to certain terms and conditions) the issue of New CCL Shares on the same basis as under the Scheme of Arrangement;
(c)   any Carnival plc Shares held directly or indirectly by a Sanctioned Shareholder will not be automatically acquired by Carnival Corporation where such acquisition would cause any person to violate Sanctions, or be exposed to a reasonable risk of being targeted as a Sanctioned Person;
(d)   any Carnival plc Shares not acquired in accordance with paragraph (c) above will only be acquired by Carnival Corporation at such time as either the shareholder in question ceases to be a

Sanctioned Shareholder or all necessary Sanctions license(s) and/or other authorization(s) have been issued to ensure that no person would violate any Sanctions, or be exposed to a reasonable risk of being targeted as a Sanctioned Person, as a consequence of Carnival Corporation acquiring those Carnival plc Shares (the “Release Date”). In the event that Carnival Corporation and/or Carnival plc is advised that the allotment of New CCL Shares to the shareholder would infringe the laws or regulations of any jurisdiction (including Sanctions) or the terms of any Sanctions license(s) and/or other authorization(s), or Carnival Corporation and/or Carnival plc would be unable to, or it would be unduly onerous for them to, comply with any consent or other requirement in order to allot the New CCL Shares to such shareholders, Carnival Corporation may appoint a person or agent to procure the sale of the relevant New CCL Shares as soon as practicable following the Release Date. In such circumstances, the relevant shareholder would, subject to any legal restrictions, be paid the net proceeds of any such sale (after deduction of all expenses and commissions incurred in connection with such sale, including brokerage and dealing costs, and any value added tax payable on the proceeds of such sale); and
(e)   the rights and entitlements which would otherwise be exercisable in respect of or attach to any Carnival plc Shares not acquired in accordance with paragraph (c) above will not be exercisable or apply in respect of such Carnival plc Shares until such time as they have been acquired by Carnival Corporation in accordance with paragraph (d) above.
Accordingly, and for the reasons described in this proxy statement/prospectus in the section entitled “The DLC Unification and Redomiciliation Transactions—Boards of Directors’ Recommendations and Reasons for the DLC Unification and Redomiciliation Transactions”, Carnival plc and Carnival Corporation are requesting that Carnival plc Shareholders and Carnival Corporation Shareholders approve, subject to the passing of the DLC Unification Proposal, the Scheme Implementation Proposal, the Post-Scheme PLC Articles Amendment Proposal, the Corporation Memorandum of Continuance Proposal and the Corporation Bye-Laws Proposal, to the adoption of the PLC Scheme Articles in the form attached as Annex H.
The PLC Scheme Articles Amendment Proposal is a joint electorate action and, for purposes of Carnival plc, a special resolution. Assuming a quorum is present, approval of the PLC Scheme Articles Amendment Proposal requires the affirmative vote of:
•
at least 75% of the votes cast by the holders of Carnival plc Shares and the holder of the Carnival plc special voting share voting as a single class at a meeting at which a quorum was present. The Carnival plc special voting share will have such number of votes as were validly cast on the equivalent resolution at the Carnival Corporation Extraordinary General Meeting; and

•
a simple majority of the votes cast by the holders of Carnival Corporation common stock and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting at which a quorum was present and acting. The Carnival Corporation special voting share will have such number of votes as were validly cast on the equivalent resolution at the Carnival plc General Meeting.

In other words, approval of the PLC Scheme Articles Amendment Proposal requires the affirmative vote of at least 75% of the combined votes cast by Carnival plc Shareholders and Carnival Corporation Shareholders at the GMs.
The PLC Scheme Articles Amendment Proposal is conditional on the approval of each of the other Proposals, other than the Adjournment Proposal. If each of the other Proposals, other than the Adjournment Proposal, is not approved, the PLC Scheme Articles Amendment Proposal will have no effect even if approved by Carnival Corporation Shareholders and Carnival plc Shareholders. If the PLC Scheme Articles Amendment Proposal is not approved, the Scheme of Arrangement will not become effective and the other DLC Unification and Redomiciliation Transactions will not occur.
The Boards of Directors unanimously recommend that Carnival Corporation Shareholders and Carnival plc Shareholders, as the case may be, vote FOR the PLC Scheme Articles Amendment Proposal (Proposal 3).

Proposal 4: Post-Scheme PLC Articles Amendment Proposal
For the reasons described in this proxy statement/prospectus in the section entitled “The DLC Unification and Redomiciliation Transactions—Boards of Directors’ Recommendations and Reasons for the DLC Unification and Redomiciliation Transactions”, Carnival plc and Carnival Corporation are requesting that Carnival plc Shareholders and Carnival Corporation Shareholders adopt, with effect from the Scheme of Arrangement becoming effective, the articles of association of Carnival plc in the form set out in Annex I (the “Post-Scheme PLC Articles”) as the new articles of association of Carnival plc in substitution for, and to the exclusion of the articles of association of Carnival plc in effect at such time.
The Post-Scheme PLC Articles seek to delete the P&O Princess Entrenched Provisions (as such term is defined in the Existing Carnival plc Articles), other than Articles 19 to 21 (relating to the P&O Princess Special Voting Share), 52 (relating to variation of class rights), 147 (relating to voting rights attached to shares of Carnival plc), and 177 (relating to the appointment of Directors), which have been retained with minor technical, procedural or clarificatory amendments. The Post-Scheme PLC Articles also make certain other consequential changes resulting from the deletion of such provisions entrenching the DLC structure. The Post-Scheme PLC Articles also include the amendments proposed in the PLC Scheme Articles.
The Post-Scheme PLC Articles Amendment Proposal is a class rights action and, for purposes of Carnival plc, a special resolution. Assuming a quorum is present, approval of the Post-Scheme PLC Articles Amendment Proposal therefore requires the affirmative vote of:
•
at least 75% of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting, and

•
a simple majority of the votes cast by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Corporation Extraordinary General Meeting.

The Post-Scheme PLC Articles Amendment Proposal is conditional on, and takes effect from, the approval of each of the other Proposals, other than the Adjournment Proposal, and upon the consummation of the Scheme of Arrangement. If each of the other Proposals, other than the Adjournment Proposal, is not approved, the Post-Scheme PLC Articles Amendment Proposal will have no effect even if approved by Carnival Corporation Shareholders and Carnival plc Shareholders. If the Post-Scheme PLC Articles Amendment Proposal is not approved, the Scheme of Arrangement will not become effective and the other DLC Unification and Redomiciliation Transactions will not occur.
The Boards of Directors unanimously recommend that Carnival Corporation Shareholders and Carnival plc Shareholders, as the case may be, vote FOR the Post-Scheme PLC Articles Amendment Proposal (Proposal 4).

Proposal 5: Corporation Memorandum of Continuance Proposal
For the reasons described in this proxy statement/prospectus in the section entitled “The DLC Unification and Redomiciliation Transactions—Boards of Directors’ Recommendations and Reasons for the DLC Unification and Redomiciliation Transactions”, Carnival plc and Carnival Corporation are requesting that Carnival plc Shareholders and Carnival Corporation Shareholders adopt, subject to the passing of the DLC Unification Proposal, the Scheme Implementation Proposal, the PLC Scheme Articles Amendment Proposal, the Post-Scheme PLC Articles Amendment Proposal and the Corporation Bye-Laws Proposal, the Memorandum of Continuance in the form attached hereto as Annex F, which will become effective as the memorandum of continuance of Carnival Corporation Ltd.
The Memorandum of Continuance will not contain the provisions of the Existing Carnival Corporation Charter that relate solely to the DLC structure, which will be ineffective following the consummation of the DLC Unification and Redomiciliation Transactions, and will not contain certain other provisions that are currently contained in the Existing Carnival Corporation Charter that will instead, following the Redomiciliation, be addressed through provisions of the Carnival Corporation Ltd. Bye-Laws.
The Corporation Memorandum of Continuance Proposal is a class rights action and, for purposes of Carnival plc, an ordinary resolution. Assuming a quorum is present, approval of the Corporation Articles of Continuance Proposal therefore requires the affirmative vote of:
•
a simple majority of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting, and

•
a simple majority of the votes entitled to be cast by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Corporation Extraordinary General Meeting.

The Corporation Memorandum of Continuance Proposal is conditional on the approval of each of the other Proposals, other than the Adjournment Proposal, and upon the consummation of the Scheme of Arrangement and the DLC Unification. If each of the other Proposals, other than the Adjournment Proposal, is not approved, the Corporation Memorandum of Continuance Proposal will have no effect even if approved by Carnival Corporation Shareholders and Carnival plc Shareholders. If the Corporation Memorandum of Continuance Proposal is not approved, the Scheme of Arrangement will not become effective and the other DLC Unification and Redomiciliation Transactions will not occur.
The Boards of Directors unanimously recommend that Carnival Corporation Shareholders and Carnival plc Shareholders, as the case may be, vote FOR the Corporation Memorandum of Continuance Proposal (Proposal 5).

Proposal 6: Corporation Bye-Laws Proposal
For the reasons described in this proxy statement/prospectus in the section entitled “The DLC Unification and Redomiciliation Transactions—Boards of Directors’ Recommendations and Reasons for the DLC Unification and Redomiciliation Transactions”, Carnival plc and Carnival Corporation are requesting that Carnival plc Shareholders and Carnival Corporation Shareholders adopt, subject to the passing of the DLC Unification Proposal, the Scheme Implementation Proposal, the PLC Scheme Articles Amendment Proposal, the Post-Scheme PLC Articles Amendment Proposal and the Corporation Memorandum of Continuance Proposal, the Carnival Corporation Ltd. Bye-Laws in the form attached hereto as Annex G, which will become effective as the Bye-Laws of Carnival Corporation Ltd. in the Redomiciliation.
The Carnival Corporation Ltd. Bye-Laws will not contain the provisions of the Existing Carnival Corporation By-laws that relate solely to the DLC structure, which will be ineffective following the consummation of the DLC Unification and Redomiciliation Transactions. The Carnival Corporation Ltd. Bye-Laws also will differ from the provisions of the Existing Carnival Corporation Charter and Existing Carnival Corporation By-laws in certain respects, including by providing that:
•
vacancies on the board of directors of Carnival Corporation Ltd. will be filled by a majority of the directors then in office, so long as a quorum of directors is then remaining;

•
shareholder nominations of directors for election and proposals of business at general meetings properly called for such purpose will require advance notice of not less than 90 days, nor more than 120 days, prior to the one-year anniversary of the preceding year’s general meeting of shareholders (or, in the case of a special meeting, not less than 90 days, nor more than 120 days, prior to such meeting);

•
directors will be elected by a plurality vote in contested elections;

•
the board of directors of Carnival Corporation Ltd. will consist of between 9 and 14 directors, with the board having the exclusive power to change the size of the board from time to time within that range; and

•
certain other differences as necessary to comply with the requirements of the Bermuda Companies Act, which will be applicable to Carnival Corporation Ltd. following the Redomiciliation.

The Corporation Bye-Laws Proposal is a class rights action and, for purposes of Carnival plc, an ordinary resolution. Assuming a quorum is present, approval of the Corporation Bye-Laws Proposal requires the affirmative vote of:
•
a simple majority of the votes cast by Carnival plc Shareholders (excluding the holder of the Carnival plc special voting share) at the Carnival plc General Meeting, and

•
a simple majority of the votes entitled to be cast by Carnival Corporation Shareholders (excluding the holder of the Carnival Corporation special voting share) at the Corporation Extraordinary General Meeting.

The Corporation Bye-Laws Proposal is conditional on the approval of each of the other Proposals, other than the Adjournment Proposal, and upon the consummation of the Scheme of Arrangement and the DLC Unification. If each of the other Proposals, other than the Adjournment Proposal, is not approved, the Corporation Bye-Laws Proposal will have no effect even if approved by Carnival Corporation Shareholders and Carnival plc Shareholders. If the Corporation Bye-Laws Proposal is not approved, the Scheme of Arrangement will not become effective and the other DLC Unification and Redomiciliation Transactions will not occur.
The Boards of Directors unanimously recommend that Carnival Corporation Shareholders and Carnival plc Shareholders, as the case may be, vote FOR the Corporation Bye-Laws Proposal (Proposal 6).

Additional Corporation Extraordinary General Meeting Proposal
Proposal 7: Adjournment Proposal
Carnival Corporation is requesting that Carnival Corporation Shareholders approve the adjournment of the Corporation Extraordinary General Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the GM Proposals.
If Carnival Corporation Shareholders approve the Adjournment Proposal, Carnival Corporation could adjourn the special meeting and use the additional time to solicit additional proxies, including soliciting proxies from Carnival Corporation Shareholders who have previously voted. Carnival Corporation does not intend to call a vote on the adjournment proposal if the GM Proposals are approved at the Corporation Extraordinary General Meeting.
The Adjournment Proposal is a procedural resolution. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of shares of Carnival Corporation common stock present in person or represented by proxy at the Corporation Extraordinary General Meeting (whether or not a quorum is present).
The Board of Directors of Carnival Corporation unanimously recommend that Carnival Corporation Shareholders vote FOR the Adjournment Proposal (Proposal 7).

INFORMATION ABOUT THE COMPANIES
Carnival Corporation & plc
We are the largest global cruise company and among the largest leisure travel companies with a portfolio of world-class cruise lines – AIDA Cruises, Carnival Cruise Line, Costa Cruises, Cunard, Holland America Line, P&O Cruises, Princess Cruises and Seabourn. Our mission and purpose is to deliver unforgettable happiness to our guests by providing extraordinary cruise vacations, while honoring the integrity of every ocean we sail, place we visit and life we touch.
Carnival Corporation and Carnival plc operate a dual listed company structure, or DLC, whereby the businesses of Carnival Corporation and Carnival plc are combined through a number of contracts and through provisions in the Existing Carnival Corporation Organizational Documents and the Existing Carnival plc Articles. The two companies operate as a single economic enterprise with a single executive management team and identical Boards of Directors, but each has retained its separate legal identity. Carnival Corporation and Carnival plc are both public companies, with separate stock exchange listings and their own shareholders.
Carnival Corporation
Carnival Corporation was incorporated under the laws of the Republic of Panama in 1974. Carnival Corporation’s common stock and the paired trust shares, which trade together with the common stock, are listed on the NYSE under the symbol “CCL.” Carnival Corporation’s principal executive offices are located at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States. The telephone number of Carnival Corporation’s principal executive offices is (305) 599-2600. If the Redomiciliation is consummated, Carnival Corporation will change its jurisdiction of registration from the Republic of Panama to Bermuda and change its name to “Carnival Corporation Ltd.” Carnival Corporation Ltd.’s Common Shares will continue to be listed on the NYSE under the symbol “CCL.” Carnival Corporation Ltd.’s principal executive offices will continue to be located at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States. The telephone number of Carnival Corporation Ltd.’s principal executive offices will continue to be (305) 599-2600.
Carnival plc
Carnival plc was incorporated and registered in England and Wales in 2000. Carnival plc’s ordinary shares are listed on the LSE, and Carnival plc’s American Depositary Shares, or ADSs, are listed on the NYSE. Carnival plc Shares trade under the ticker symbol “CCL” on the LSE. Carnival plc ADSs trade under the ticker symbol “CUK” on the NYSE. Carnival plc’s principal executive offices are located at Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom. The telephone number of Carnival plc’s principal executive offices is 011 44 23 8065 5000.

SHARE OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS OF CARNIVAL CORPORATION AND CARNIVAL PLC
The following table sets forth the beneficial ownership of (i) Carnival Corporation common stock and Carnival plc Shares as of February 17, 2026 and prior to giving effect to the DLC Unification and Redomiciliation Transactions and (ii) Carnival Corporation Ltd. Common Shares after giving effect to the DLC Unification and Redomiciliation Transactions and based on ownership of Carnival Corporation common stock and Carnival plc Shares as of February 17, 2026, in each case, by:
•
each person, or group of affiliated persons, who we know to beneficially own more than 5% of any class or series of our capital stock;

•
each of our named executive officers;

•
each of our Directors and director nominees; and

•
all of our executive officers and Directors as a group.

The amounts of Carnival Corporation common stock, Carnival plc Shares and Carnival Corporation Ltd. Common Shares beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of February 17, 2026. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.
Unless otherwise noted below, the address of each beneficial owner listed in the table below is 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States.
	Prior to the DLC Unification and Redomiciliation Transactions			Post-DLC Unification and Redomiciliation Transactions
Name of Beneficial Owner	Aggregate Number of Carnival Corporation Common Shares Beneficially Owned	Percent of Class	Aggregate Number of Carnival plc Ordinary Shares Beneficially Owned	Percent of Class	Aggregate Number of Carnival Corporation Ltd. Common Shares Beneficially Owned	Percent of Class
5% Equity Holders
MA 1994 B Shares, L.P.(1)(2) 1201 North Market Street Wilmington, DE 19899	80,736,445	6.5%	—	—	80,736,445	5.8%
MA 1994 B Shares, Inc.(1)(2) 1201 North Market Street Wilmington, DE 19899	80,736,445	6.5%	—	—	80,736,445	5.8%
Richard L. Kohan(1)(3) Two Alhambra Plaza Suite 1040 Coral Gables, FL 33134	94,144,908	7.6%	—	—	94,144,908	6.8%
KLR, LLC(1)(4) Two Alhambra Plaza Suite 1040 Coral Gables, FL 33134	83,158,949	6.7%	—	—	83,158,949	6.0%
Nickel 2015-94 B Trust(1)(2) 1313 North Market Street Suite 5300 Wilmington, DE 19801	80,736,445	6.5%	—	—	80,736,445	5.8%
Barclays PLC(5) 1 Churchill Place, London, E14 5HP, United Kingdom	—	—	7,534,528	5.2%	7,534,528	*

	Prior to the DLC Unification and Redomiciliation Transactions			Post-DLC Unification and Redomiciliation Transactions
Name of Beneficial Owner	Aggregate Number of Carnival Corporation Common Shares Beneficially Owned	Percent of Class	Aggregate Number of Carnival plc Ordinary Shares Beneficially Owned	Percent of Class	Aggregate Number of Carnival Corporation Ltd. Common Shares Beneficially Owned	Percent of Class
BlackRock, Inc.(6)(7) 50 Hudson Yards New York, NY 10001	65,117,160	5.3%	6,871,539	4.7%	71,505,425	5.2%
Norges Bank(8) Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo, Norway	—	—	13,742,702	9.4%	13,742,702	*
Vanguard Group(9) 100 Vanguard Blvd. Malvern, PA 19355	113,163,718	9.1%	—	—	113,163,718	8.2%
Directors and Named Executive Officers
Micky Arison(10)(11)	94,142,908	7.6%	—	—	94,142,908	6.8%
Sir Jonathan Band	64,406	*	—	—	64,406	*
David Bernstein	—	*	—	—	—	*
Jason Glen Cahilly	80,505	*	—	—	80,505	*
Nelda J. Connors	23,258	*	—	—	23,258	*
Helen Deeble	83,214	*	—	—	83,214	*
Bettina Deynes	55,986	*	—	—	55,986	*
Jeffrey J. Gearhart	72,768	*	—	—	72,768	*
Katie Lahey	77,756	*	—	—	77,756	*
Lars Ljoen	24,960	*	—	—	24,960	*
Enrique Miguez(12)	114,671	*	—	—	114,671	*
Stuart Subotnick	125,325	*	—	—	125,325	*
Laura Weil	124,522	*	—	—	124,522	*
Josh Weinstein	706,533	*	—	—	706,533	*
Randy Weisenburger(13)	1,362,864	*	—	—	1,362,864	*
All Directors and Executive Officers as a group (15 persons)	97,059,676	7.8%	—	—	97,059,676	7.0%

Notes:
*
Less than one percent.

1.
Micky Arison, Chair of the Board of each of Carnival Corporation and Carnival plc, certain other members of the Arison family and trusts for their benefit (collectively, the “Arison Group”) have filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group.

2.
MA 1994 B Shares, L.P. (“MA 1994, L.P.”) owns 80,736,445 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. (“MA 1994, Inc.”), which is wholly-owned by the Nickel 2015-94 B Trust, a trust established for the benefit of Mr. Arison and members of his family (the “B Trust”). The sole limited partner of MA 1994, L.P. is the B Trust. Under the terms of the instrument governing the B Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 80,736,445 shares of common stock. By virtue of the B Trust being the sole stockholder of MA 1994, Inc., the B Trust may be deemed to beneficially own all such 80,736,445 shares of common stock. By virtue of Mr. Arison’s interest in the B Trust and the B Trust’s interest in MA 1994, L.P., Mr. Arison may be deemed to beneficially own all such 80,736,445 shares of common stock. Mr. Arison also may be deemed to beneficially own 8,472,297 shares of common stock with respect to which he has a beneficial interest by virtue of the interest and authority granted to him under the trust instrument for the Nickel 2025-05 Trust No. 2. In addition, Mr. Arison may be deemed to beneficially own 2,422,504 shares of common stock with respect to which he has a beneficial interest by virtue of the interest and authority granted to him under the instruments for several trusts for the benefit of his children, and 2,511,662 shares of common stock with respect to which he has a beneficial interest by virtue of the interest and authority granted to him under the instruments for several grantor-retained annuity trusts. The administrative trustee of the B Trust is the Northern Trust Company of Delaware.
3.
By virtue of being the sole member of KLR, LLC and a trustee of various Arison family trusts, Mr. Kohan may be deemed to own the aggregate of 94,142,908 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership. Mr. Kohan also owns 1,000 shares of common stock directly and owns 1,000 shares of common stock indirectly by virtue of such shares owned by Mr. Kohan’s wife.

4.
KLR, LLC is a Delaware limited liability company wholly owned by Mr. Kohan. KLR, LLC acts as a distribution advisor for various Arison family trusts and has shared dispositive power over the shares of common stock held by certain of such trusts.

5.
As reflected in a TR-1 notification received by Carnival plc on January 9, 2025, Barclays PLC and its affiliates reported direct voting rights over 4,946,819 ordinary shares, voting rights over 28,189 ordinary shares subject to right to recall, voting rights over 2,468,126 ordinary shares through CFD, voting rights over 89,182 ordinary shares through an equity swap and voting rights over 2,212 ordinary shares through a portfolio swap.

6.
As reflected in a Schedule 13G/A filed on February 2, 2024 with the SEC, BlackRock, Inc. reported sole voting power over 59,773,252 shares of common stock and sole dispositive power over 65,117,160 shares of common stock.

7.
As reflected in a Schedule 13G/A filed on April 29, 2025 with the SEC, BlackRock, Inc. reported sole voting power over 6,388,265 ordinary shares and sole dispositive power over 6,871,539 ordinary shares.

8.
As reflected in a Schedule 13G/A filed on February 10, 2025 filed with the SEC, Norges Bank reported sole voting and dispositive power over 13,742,702 ordinary shares.

9.
As reflected in a Schedule 13G/A filed on February 13, 2024 with the SEC, Vanguard Group reported shared voting power over 1,252,936 shares of common stock, sole dispositive power over 108,941,565 shares of common stock, and shared dispositive power over 4,222,153 shares of common stock.

10.
Mr. Arison is a member of the Arison Group, which has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group.

11.
Includes (i) 13,406,463 shares of common stock held by the various Arison family trusts and (ii) 80,736,445 shares of common stock held by MA 1994 B Shares, L.P.

12.
Includes 114,359 shares of common stock held by Enrique Miguez Trust U/A/D.

13.
Includes 961,238 shares of common stock held by Mile 26 Capital LLC.

CERTAIN MATERIAL TAX CONSEQUENCES
United States
The following is a general summary of certain U.S. federal income tax consequences of the DLC Unification and Redomiciliation Transactions to U.S. Holders who exchange their Carnival plc Shares or ADSs for Carnival Corporation Ltd. Common Shares and to U.S. Holders and Non-U.S. Holders of ownership and disposition of shares of Carnival Corporation Ltd. Common Shares. This discussion is based on the Code, Treasury regulations promulgated thereunder (“Treasury Regulations”), administrative pronouncements or practices and judicial decisions, all as of the date hereof. Future legislative, judicial or administrative modifications, revocations or interpretations, which may or may not be retroactive, may result in U.S. federal income tax consequences significantly different from those discussed herein. This discussion is not binding on the IRS. No ruling has been or will be sought or obtained from the IRS with respect to any of the U.S. federal income tax consequences discussed herein. There can be no assurance that the IRS will not challenge any of the conclusions discussed herein or that a U.S. court will not sustain such a challenge.
As used in this summary, (A) a “Holder” is any beneficial owner of Carnival Corporation common stock, Carnival Corporation Ltd. Common Shares, or Carnival plc Shares or ADSs, as applicable; (B) a “U.S. Holder” is any Holder that is (i) a citizen or an individual resident of the United States for U.S. federal income tax purposes, (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States or any of its political subdivisions, including any state thereof and the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust which (a) is subject to the primary jurisdiction of a court within the United States and for which one or more U.S. persons have authority to control all substantial decisions, or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; and (C) a “Non-U.S. Holder” is any Holder that is an individual, corporation, estate or trust that is not described in clause (B)(i), (ii), (iii) or (iv) above. If a pass-through entity, including a partnership or other entity classified as a partnership for U.S. federal income tax purposes, is a beneficial owner of Carnival Corporation common stock, Carnival Corporation Ltd. Common Shares, or Carnival plc Shares or ADSs, as applicable, the U.S. federal income tax treatment of an owner or partner generally will depend upon the status of such owner or partner and upon the activities of the pass-through entity. Owners or partners of a pass-through entity that is a beneficial owner of Carnival Corporation common stock, Carnival Corporation Ltd. Common Shares, or Carnival plc Shares or ADSs, as applicable, are urged to consult their own tax advisors as to U.S. federal, state and local and non-U.S. tax consequences of the DLC Unification and Redomiciliation Transactions and the ownership and disposition of Carnival Corporation Ltd. Common Shares.
This discussion does not address any U.S. federal estate, gift, or other non-income tax, except as expressly provided below, or any state, local or non-U.S. tax consequences of the DLC Unification and Redomiciliation Transactions or the ownership or disposition of the Carnival Corporation common stock, Carnival Corporation Ltd. Common Shares, or Carnival plc Shares or ADSs. In addition, this summary does not address the U.S. federal income tax consequences to certain categories of Holders subject to special rules, including Holders that are (i) banks, financial institutions or insurance companies, (ii) regulated investment companies or real estate investment trusts, (iii) brokers or dealers in securities or currencies or traders in securities that elect to apply a mark-to-market accounting method, (iv) tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax-deferred accounts, (v) Holders that own Carnival plc Shares or ADSs, Carnival Corporation common stock, or Carnival Corporation Ltd. Commons Shares as part of a straddle, hedge, constructive sale, conversion transaction or other integrated investment, (vi) Holders that are liable for the alternative minimum tax under the Code, (vii) entities that are treated as partnerships for U.S. federal income tax purposes and investors therein, (viii) Holders that hold Carnival plc Shares or ADSs, Carnival Corporation common stock, or Carnival Corporation Ltd. Common Shares other than as a capital asset, within the meaning of Section 1221 of the Code, (ix) Holders that own or are considered to own 5 per cent or more of the total voting power or value of the stock (including stock underlying ADSs) of Carnival plc or Carnival Corporation immediately before the DLC Unification and Redomiciliation Transactions or of Carnival Corporation Ltd. immediately after the DLC Unification and Redomiciliation Transactions or (x) U.S. expatriates. Furthermore, this summary does not address tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to Carnival plc Shares or ADSs, Carnival Corporation common stock, or Carnival Corporation Ltd. Common Shares as a result of such income being recognized on an applicable financial statement.
This discussion also does not address tax consequences to U.S. Holders whose “functional currency” is not the U.S. dollar.
A HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR REGARDING THE APPLICATION OF U.S. FEDERAL TAX LAWS TO ITS PARTICULAR CIRCUMSTANCES AND ANY TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.
U.S. Federal Income Tax Consequences of the DLC Unification and Redomiciliation Transactions for Carnival Corporation U.S. Holders
A U.S. Holder of Carnival Corporation common stock or Carnival plc ADSs should not recognize any U.S. federal income tax consequences as a result of the DLC Unification in respect of Carnival Corporation common stock or Carnival plc ADSs held by such U.S. Holder prior to the DLC Unification.
U.S. Federal Income Tax Consequences of the DLC Unification for Carnival plc U.S. Holders
Scheme of Arrangement
It is intended that the Scheme of Arrangement will constitute a tax-free reorganization under section 368(a)(1)(B) of the Code. Assuming that is the case:
•
a U.S. Holder will not recognize gain or loss on the receipt of Carnival Corporation Ltd. Common Shares in exchange for Carnival plc Shares or ADSs;

•
a U.S. Holder’s aggregate tax basis in Carnival Corporation Ltd. Common Shares received in the Scheme of Arrangement will equal the U.S. Holder’s aggregate tax basis in the Carnival plc Shares or ADSs surrendered; and

•
a U.S. Holder’s holding period for Carnival Corporation Ltd. Common Shares that they received in the Scheme of Arrangement will include the U.S. Holder’s holding period for the Carnival plc Shares or ADSs surrendered.

If a U.S. Holder of Carnival plc Shares or ADSs acquired blocks of Carnival plc Shares or ADSs at different times or at different prices, the U.S. Holder’s tax basis and holding period in Carnival Corporation Ltd. Common Shares received in the Scheme of Arrangement may be determined separately with reference to each block of Carnival plc Shares or ADSs.
The conclusion that the Scheme of Arrangement should constitute a tax-free reorganization under section 368(a)(1)(B) of the Code is not entirely free from doubt. There is no authority or guidance that addresses the application of the requirements for a tax-free reorganization under section 368(a)(1)(B) of the Code to an arrangement similar to the DLC structure, and no ruling has been or will be sought from the IRS as to the U.S. federal income tax consequences of the DLC Unification. As a result, the IRS might take the position that the Scheme of Arrangement does not constitute a tax-free reorganization. If the receipt of Carnival Corporation Common Shares in exchange for Carnival plc Shares or ADSs fails to qualify as a tax-free transaction for U.S. federal income tax purposes, a U.S. Holder of Carnival plc Shares or ADSs would be treated for U.S. federal income tax purposes in the same manner as if the U.S. Holder had received an amount of cash equal to the fair market value of the Carnival Corporation Common Shares received. In that case, a U.S. Holder would recognize gain or loss, if any, in an amount equal to the difference between the value of the Carnival Corporation Common Shares received and the U.S. Holder’s basis in its Carnival plc Shares or ADSs surrendered. Such gain or loss would be long-term capital gain or loss, and preferential tax rates would apply if the U.S. Holder’s holding period were more than one year at the time of the Scheme of Arrangement. The deductibility of capital losses is subject to limitations.

Redomiciliation
It is intended that the Redomiciliation will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. Accordingly, U.S. Holders of Carnival Corporation common stock should not recognize taxable gain or loss as a result of the Redomiciliation for U.S. federal income tax purposes.
U.S. Federal Income Tax Consequences of Holding Carnival Corporation Ltd. Common Shares
U.S. federal income taxation of Carnival Corporation
U.S. tax classification of Carnival Corporation Ltd.
Carnival Corporation is (and, following the Redomiciliation, Carnival Corporation Ltd. will be) treated as a corporation for U.S. federal income tax purposes. As a result, U.S. Holders will not be directly subject to U.S. federal income tax on Carnival Corporation Ltd.’s income, but rather will be subject to U.S. federal income tax on distributions received from Carnival Corporation Ltd. and dispositions of Common Shares as described below.
U.S. federal income taxation of operating income: In general
In general, under Section 883 of the Code, certain non-U.S. corporations (such as Carnival Corporation’s North American cruise ship businesses) are not subject to U.S. federal income tax or branch profits tax on U.S. source income derived from, or incidental to, the international operation of a ship or ships. Applicable U.S. Treasury regulations provide in general that a foreign corporation will qualify for the benefits of Section 883 if, in relevant part, (i) the foreign country in which the foreign corporation is organized grants an equivalent exemption to corporations organized in the U.S. in respect of each category of shipping income for which an exemption is being claimed under Section 883 (an “equivalent exemption jurisdiction”) and (ii) the foreign corporation meets a defined publicly-traded corporation stock ownership test (the “publicly-traded test”). Subsidiaries of foreign corporations that are organized in an equivalent exemption jurisdiction and meet the publicly-traded test also benefit from Section 883. Carnival Corporation believes that each of the Republic of Panama and Bermuda, the countries of registration of Carnival Corporation before and of Carnival Corporation Ltd. after the Redomiciliation, is an equivalent exemption jurisdiction and that Carnival Corporation currently satisfies the publicly-traded test under the regulations. Accordingly, substantially all of Carnival Corporation’s income before the Redomiciliation is, and Carnival Corporation Ltd.’s income after the Redomiciliation should continue to be, exempt from U.S. federal income and branch profit taxes.
U.S. Treasury regulations under Section 883 list certain activities that the IRS does not consider to be incidental to the international operation of ships and, therefore, the income attributable to such activities, to the extent such income is U.S. source, does not qualify for the Section 883 exemption. Among the activities identified as not incidental are income from the sale of air transportation, transfers, shore excursions and pre- and post-cruise land packages to the extent earned from sources within the U.S.
Following the DLC Unification and Redomiciliation Transactions, it is intended that Carnival Corporation Ltd. will continue to be resident in the United Kingdom for UK corporate income tax purposes. Accordingly, in addition to the exemption provided under Section 883, as described immediately above, it is intended that Carnival Corporation Ltd. will also qualify for the exemption in respect of profits of an enterprise from the operation of ships in international traffic, pursuant to Article 8 (Shipping and Air Transport) of the 2001 Convention Between the Government of the United States of America and The Government of the United Kingdom of Great Britain and Northern Ireland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasions with Respect to Taxes on Income and on Capital Gains (the “Treaty”). It is generally understood that the exemption provided for in Article 8 of the Treaty covers broader categories of income than the exemption provided for by the Treasury regulations under Section 883. In general, a company will qualify for benefits under the Treaty if, in relevant part, (i) such company is resident in the United Kingdom for UK tax purposes, and (ii) such company satisfies Article 23 (Limitation on Benefits) of the Treaty, including by reason of the of the publicly traded test thereof. It is intended that Carnival Corporation Ltd. will satisfy the publicly traded test because (i) its shares will be listed on a “recognized stock exchange” (including, for these purposes, the NYSE), and (ii) such shares will be “regularly traded”

on such recognized stock exchanges. For these purposes, shares in a class of shares are considered to be regularly traded during a taxable period if the aggregate number of shares in such class traded on such stock exchange during the twelve months ending on the day before the beginning of that taxable period is at least 6 per cent of the average number of shares outstanding in that class during that twelve-month period. In addition, pursuant to Treasury regulations under section 883, a foreign corporation may simultaneously claim an exemption both under Section 883 and pursuant to the terms of an applicable income tax convention, such as the Treaty.
Characterization of Carnival plc ADSs and Termination of ADS Program
A Holder of ADSs evidencing Carnival plc Shares generally will be treated as the owner of the Carnival plc Shares represented by such ADSs. Exchanges (including those occurring automatically 30 days after the termination of the Deposit Agreement by reason of the delisting of the ADSs from the NYSE) of such ADSs for Carnival Corporation Ltd. Common Shares in connection with the DLC Unification and Redomiciliation Transactions generally will not be subject to U.S. federal income tax. Holders are urged to consult their own tax advisors regarding the U.S. federal income tax consequences of the termination of the ADS program.
U.S. federal income taxation of U.S. Holders
Subject to the discussion of the “PFIC” rules below.
Distributions
Any distributions made with respect to Carnival Corporation Ltd. Common Shares will generally constitute dividends taxable as ordinary income to the extent of Carnival Corporation Ltd.’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of those earnings and profits will be treated first as a nontaxable return of capital to the extent of the U.S. Holder’s tax basis in its Carnival Corporation Ltd. Common Shares (determined on a share-by-share basis), and thereafter as capital gain. Because Carnival Corporation Ltd. is not and will not be a U.S. corporation, U.S. Holders that are corporations will not be entitled to claim a dividends-received deduction with respect to any distributions they receive with respect to Carnival Corporation Ltd. Common Shares. So long as Carnival Corporation Ltd.’s Common Shares are considered readily tradable on an established securities market in the United States, Carnival Corporation Ltd. expects that it will constitute a “qualified foreign corporation” and dividends received by certain non-corporate U.S. Holders should, subject to applicable limitations, qualify as “qualified dividend income” eligible for preferential rates. As noted below under “—PFIC Status,” if Carnival Corporation Ltd. were found to be a PFIC (as defined below), however, it would not constitute a “qualified foreign corporation” and dividends received by non-corporate U.S. Holders would not qualify as “qualified dividend income” eligible for preferential rates. Carnival Corporation believes that it was not a PFIC for the 2024 taxable year, and as discussed below, it believes that it should not be a PFIC for the 2025 taxable year and that Carnival Corporation Ltd. should not be a PFIC for the foreseeable future.
Amounts taxable as dividends generally will be treated as income from sources outside the U.S. and will, depending on a U.S. Holder’s circumstances, be “passive” or “general” category income which, in either case, is treated separately from other types of income for purposes of computing the foreign tax credit allowable to such U.S. Holder.
However, if (i) Carnival Corporation Ltd. is 50% or more owned, directly or indirectly, by vote or value, by U.S. persons and (ii) at least 10% of its earnings and profits are attributable to sources within the U.S., then for foreign tax credit purposes, a portion of any dividend paid with respect to Carnival Corporation Ltd. Common Shares would be treated as derived from sources within the United States. With respect to any dividend paid for any taxable year, the U.S. source ratio of such dividend for foreign tax credit purposes would be equal to the portion of Carnival Corporation Ltd.’s earnings and profits from sources within the United States for such taxable year, divided by the total amount of Carnival Corporation Ltd.’s earnings and profits for such taxable year.

Sale, exchange or other taxable disposition of Carnival Corporation Common Shares
A U.S. Holder generally will recognize capital gain or loss upon a sale, exchange or other taxable disposition of Carnival Corporation Ltd. Common Shares in an amount equal to the difference, if any, between the amount realized by the U.S. Holder from such disposition and the U.S. Holder’s adjusted tax basis in such Carnival Corporation Ltd. Common Shares. Capital gain of a noncorporate U.S. Holder is generally taxed at a lower rate than ordinary income where the holder has a holding period greater than one year. A U.S. Holder’s ability to deduct capital losses is subject to certain limitations.
Gain or loss, if any, that a U.S. Holder realizes upon a sale, exchange or other taxable disposition of Carnival Corporation Ltd. Common Shares will be treated as U.S. source for U.S. foreign tax credit limitation purposes. Consequently, a U.S. Holder may not be able to use any foreign tax credits arising from any non-U.S. tax imposed on the sale, exchange or other taxable disposition of Carnival Corporation Ltd. Common Shares unless such credit can be applied (subject to applicable limitations) against tax due on other income treated as derived from foreign sources or unless an applicable treaty provides otherwise. However, pursuant to applicable Treasury regulations (the “Foreign Tax Credit Regulations”), unless a U.S. Holder is eligible for and elects to apply the benefits of an applicable treaty, any such non-U.S. tax would generally not be a foreign income tax eligible for a foreign tax credit (regardless of any other income that such U.S. Holder may have that is derived from foreign sources). In such case, however, the non-creditable non-U.S. tax may reduce the amount realized on the sale, exchange, redemption, retirement or other disposition of Carnival Corporation Ltd. Common Shares. U.S. Holders are urged to consult their tax advisors regarding the Foreign Tax Credit Regulations and the availability of the foreign tax credit under their particular circumstances.
Foreign financial asset reporting
A U.S. Holder that holds certain foreign financial assets (which may include the Carnival Corporation Ltd. Common Shares) other than in an account at a financial institution may be required to report information relating to such assets to the IRS. Failure to report such information, if required, may result in substantial penalties. U.S. Holders should consult their own tax advisors regarding such requirement.
PFIC status
The foregoing discussion assumes that Carnival Corporation is not and that Carnival Corporation Ltd. will not become a “passive foreign investment company,” or “PFIC” for U.S. Federal income tax purposes.
A non-U.S. corporation generally will be a PFIC in any taxable year in which, after applying the relevant look-through rules with respect to the income and assets of its subsidiaries, either 75% or more of its gross income is “passive income” (generally including (without limitation) dividends, interest, annuities and certain royalties and rents not derived in the active conduct of a business) or the aggregate value of its assets that produce passive income or are held for the production of passive income is at least 50% of the total value of its assets. In determining whether Carnival Corporation Ltd. meets the 50% test, cash is considered a passive asset, and the total value of Carnival Corporation Ltd.’s assets generally will be treated as equal to the sum of the aggregate fair market value of its outstanding stock plus its liabilities. If Carnival Corporation Ltd. owns at least 25% (by value) of the stock of another corporation, it will be treated, for purposes of the PFIC tests, as owning its proportionate share of the other corporation’s assets and receiving its proportionate share of the other corporation’s income.
Based on Carnival Corporation’s current and currently anticipated method of operation, it believes that it should not be a PFIC for the 2024 and/or 2025 taxable years and that Carnival Corporation Ltd. should not become a PFIC for the foreseeable future. However, because PFIC status is determined annually and depends on the composition of a company’s income and assets and the fair market value of its assets, there can be no certainty in this regard, in particular because PFIC status for any taxable year may generally be determined in part by reference to the market capitalization of Carnival Corporation Ltd. and its revenues, both of which have fluctuated, and may continue to fluctuate, significantly over time.
If Carnival Corporation Ltd. were found to be a PFIC for any taxable year in which a U.S. Holder held Carnival Corporation Ltd. Common Shares, certain adverse U.S. federal income tax consequences could apply to such U.S. Holder, including a recharacterization of any capital gain recognized on a sale or other disposition of Carnival Corporation Ltd. Common Shares as ordinary income, ineligibility for any preferential tax rate otherwise applicable to any “qualified dividend income,” a material increase in the amount of tax that such U.S. Holder would owe and the possible imposition of interest charges, an imposition of tax earlier than would otherwise be imposed and additional tax form filing requirements.
A U.S. Holder owning shares in a PFIC (or a corporation that might become a PFIC) might be able to avoid or mitigate the adverse tax consequences of PFIC status by making certain elections, including “qualified electing fund” or “mark-to-market” elections, if deemed appropriate based on guidance provided by its own tax advisor. If Carnival Corporation Ltd. is found to be a PFIC, it will use reasonable efforts to provide any information reasonably requested by a U.S. Holder in order to make such elections.
U.S. federal income taxation of Non-U.S. Holders
The rules governing the U.S. federal taxation of Non-U.S. Holders of Carnival Corporation Common Shares are complex. A Non-U.S. Holder is urged to consult its own tax advisor regarding the application of U.S. federal tax laws, including any information reporting requirements, to its particular circumstances and any tax consequences arising under the laws of any state, local, non-U.S. or other taxing jurisdiction or under any applicable tax treaty.
A Non-U.S. Holder generally will not be subject to U.S. federal income tax or withholding tax on dividends paid on Carnival Corporation Ltd. Common Shares unless the income is effectively connected with a U.S. trade or business conducted by such Non-U.S. Holder in the United States (“ECI”) (and, if an applicable income tax treaty so provides, the dividends are attributable to a permanent establishment maintained by the Non-U.S. Holder in the U.S.).
Non-U.S. Holders generally will not be subject to U.S. federal income tax or withholding tax on any gain realized upon the sale, exchange or other disposition of Carnival Corporation Ltd. Common Shares, unless either:
•
the gain is ECI (and, if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment maintained by the Non-U.S. Holder in the U.S.); or

•
the Non-U.S. Holder is an individual who is present in the U.S. for 183 days or more during the taxable year of disposition and certain other conditions are met, in which case such gain (net of certain U.S. source losses) generally will be taxed at a 30% rate (unless an applicable income tax treaty provides otherwise).

ECI will generally be subject to regular U.S. federal income tax in the same manner as discussed in the section above relating to the taxation of U.S. Holders, unless an applicable income tax treaty provides otherwise. In addition, earnings and profits of a corporate Non-U.S. Holder that are attributable to ECI, as determined after allowance for certain adjustments, may be subject to an additional branch profits tax at a rate of 30%, or at a lower rate as may be specified by an applicable income tax treaty.
Information reporting and backup withholding
In general, payments of distributions on the Carnival Corporation Ltd. Common Shares to a noncorporate U.S. Holder and proceeds of a disposition of the Carnival Corporation Ltd. Common Shares by a noncorporate U.S. Holder will be subject to U.S. federal income tax information reporting requirements. Such amounts may also be subject to U.S. federal backup withholding for noncorporate U.S. Holders that:
•
fail to provide Carnival Corporation Ltd. with an accurate taxpayer identification number; or

•
are notified by the IRS that they have become subject to backup withholding because they previously failed to report all interest or dividends required to be shown on their federal income tax returns; or fail to comply with applicable certification requirements.

A Non-U.S. Holder that receives distributions on Carnival Corporation Ltd. Common Shares, or sells Carnival Corporation Ltd. Common Shares through the U.S. office of a broker, or a non-U.S. office of a broker with specified connections to the United States, may be subject to backup withholding and related information reporting unless the Non-U.S. Holder certifies that it is a non-U.S. person, under penalties of perjury, or otherwise establishes an exemption.
Backup withholding is not an additional tax. A Holder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such Holder’s income tax liability by timely filing a refund claim with the IRS.
United Kingdom
The following is a general summary of certain U.K. tax consequences of the DLC Unification to U.K. Holders who exchange their Carnival plc Shares or ADSs for Carnival Corporation Ltd. Common Shares and to U.K. Holders of ownership and disposition of shares of Carnival Corporation Ltd. Common Shares. This discussion is based on the tax legislation of the U.K., as currently applied by the U.K. courts, and the generally published practice of HMRC Future legislative, judicial or administrative modifications, revocations or interpretations, which may or may not be retroactive, may result in U.K. tax consequences significantly different from those discussed herein. This discussion is not binding on HMRC. No clearance has been or will be sought or obtained from HMRC with respect to any of the U.K. tax consequences discussed herein. There can be no assurance that HMRC will not challenge any of the conclusions discussed herein or that a U.K. court will not sustain such a challenge.
As used in this summary, (A) a “Holder” is any beneficial owner of Carnival Corporation common stock, Carnival Corporation Ltd. Common Shares, or Carnival plc Shares or ADSs, as applicable; and (B) a “U.K. Holder” is any Holder who: (i) is resident in the U.K. for U.K. capital gains tax (“CGT”) or corporation tax purposes, (ii) does not have a permanent establishment, branch or agency with which the holding of the Carnival plc Shares or ADSs or Carnival Corporation common stock or Carnival Corporation Ltd. Common Shares, as applicable, is connected (iii) holds Carnival plc Shares or ADSs or Carnival Corporation common stock or Carnival Corporation Ltd. Common Shares, as applicable, as an investment (other than where the Carnival plc Shares or ADSs, the Carnival Corporation common stock, or the Carnival Corporation Ltd. Common Shares are employment-related securities for U.K. tax purposes or where a tax exemption applies, including where the Carnival plc Shares or ADSs, the Carnival Corporation common stock, or the Carnival Corporation Ltd. Common Shares are held under a pension arrangement or an individual savings account), and (iv) is the absolute beneficial owner of the Carnival plc shares or ADSs, Carnival Corporation common stock, or Carnival Corporation Ltd. Common Shares, as applicable.
This discussion is intended as a general guide and it does not address the U.K. tax consequences for certain categories of U.K. Holders subject to special rules, including U.K. Holders that are (i) banks, financial institutions or insurance companies, (ii) regulated investment companies or real estate investment trusts, (iii) brokers, dealers, traders, intermediaries or market makers, (iv) tax-exempt organizations, including pension schemes and charities, (v) U.K. Holders that own Carnival plc Shares or ADSs, Carnival Corporation common stock, or Carnival Corporation Ltd. Common Shares as part of a straddle, hedge, constructive sale, conversion transaction or other integrated investment, (vi) entities that are treated as partnerships for U.K. income tax or corporation tax purposes and partners or members therein, (vii) U.K. Holders that hold Carnival plc Shares or ADSs, Carnival Corporation common stock, or Carnival Corporation Ltd. Common Shares, as applicable, in connection with a trade, profession or vocation carried out in the U.K. in whole or in part, (viii) U.K. Holders who are or could be treated for tax purposes as having acquired their Carnival plc Shares or ADSs, Carnival Corporation common stock, or Carnival Corporation Ltd. Common Shares, as applicable, by reason of an office or their employment, (ix) temporary non-residents, (x) companies that hold 10% or more of the ordinary share capital of Carnival Corporation Ltd., or (xi) companies that hold 10% or more of the ordinary share capital of Carnival plc (whether in the form of Carnival plc Shares, Carnival plc ADSs, or both). In addition, this discussion does not address any U.K. inheritance tax consequences of the DLC Unification. Furthermore, this discussion does not address tax consequences attributable to persons being required to accelerate the recognition of any item of income with respect to Carnival plc Shares or ADSs or Carnival Corporation Ltd. Common Shares, as applicable, as a result of such income being recognized on an applicable financial statement.
A U.K. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR REGARDING THE APPLICATION OF U.K. TAX LAWS TO ITS PARTICULAR CIRCUMSTANCES AND ANY TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

U.K. Tax on Chargeable Gains Consequences of the DLC Unification for Carnival Corporation U.K. Holders
Scheme of Arrangement
For the purposes of U.K. tax on chargeable gains, the Scheme of Arrangement should not give rise to a disposal for a U.K. Holder of their Carnival Corporation common stock. As such, a U.K. Holder of Carnival Corporation common stock should not recognize any chargeable gain or allowable loss as a result of the Scheme of Arrangement.
Redomiciliation
For the purposes of U.K. tax on chargeable gains, a U.K. Holder should be treated as not disposing of their Carnival Corporation common stock and as not acquiring Carnival Corporation Ltd. Common Shares, as a result of the Redomiciliation. The Carnival Corporation Ltd. Common Shares held by a U.K. Holder immediately after the Redomiciliation should be treated for the purposes of U.K. tax on chargeable gains as the same asset and as having been acquired at the same time as and for the same consideration as their Carnival Corporation common stock, held immediately before the Redomiciliation.
The description of the U.K. tax on chargeable gains implications of the Redomiciliation in the preceding paragraphs is not entirely free from doubt. There is no authority or guidance that addresses the application of the relevant statutory provisions to an arrangement similar to the Redomiciliation, and no clearance has been or will be sought from HMRC as to the U.K. tax on chargeable gains consequences of the DLC Unification. As a result, HMRC might take the position that the Redomiciliation (i) gives rise to an actual disposal for U.K. Holders of their Carnival Corporation common stock, and (ii) does not constitute reorganization for the purposes of U.K. tax on chargeable gains. If that position were upheld, a U.K. Holder would be treated for U.K. tax on chargeable gains purposes as if such U.K. Holder had disposed of their of Carnival Corporation common stock for an amount of consideration equal to the market value of the Carnival Corporation Ltd. Common Shares held immediately after the Redomiciliation. In that case, subject to the availability of any exemption or relief, a U.K. Holder would recognize a chargeable gain or allowable loss (if any) in an amount equal to the difference between the market value of the Carnival Corporation Ltd. Common Shares held immediately after the Redomiciliation and the U.K. Holder’s acquisition cost in respect of its Carnival Corporation common stock, held immediately before the Redomiciliation.
U.K. Tax on Chargeable Gains Consequences of the DLC Unification for Carnival plc U.K. Holders
Scheme of Arrangement
Subject to the following paragraphs, the transfer of Carnival plc Shares or ADSs in exchange for the issue of new Carnival Corporation Ltd. Common Shares pursuant to the Scheme of Arrangement should be treated as a reorganization for the purposes of UK tax on chargeable gains. As such, a U.K. Holder should not be treated as disposing of their Carnival plc Shares or ADSs as a result of the Scheme of Arrangement. Instead, the Carnival Corporation Ltd. Common Shares held by such U.K. Holders after the Scheme of Arrangement should be treated for the purposes of U.K. tax on chargeable gains as the same asset and as having been acquired at the same time and for the same consideration as their Carnival plc Shares or ADSs, as applicable, held immediately before the Scheme of Arrangement.
If a U.K. Holder, alone or together with persons connected with such Holder, holds more than 5% of the Shares in Carnival plc (whether such Shares are held directly or in the form Carnival plc ADSs), the reorganization treatment described in the previous paragraph will not apply, unless the exchange of Carnival plc Shares or ADSs pursuant to the Scheme of Arrangement is effected for bona fide commercial reasons and does not form part of a scheme or arrangements of which the main purpose, or one of the main purposes, is the avoidance of liability to CGT or corporation tax. Instead of the reorganization treatment described in the previous paragraph, the exchange should be treated for the purposes of U.K. tax on chargeable gains as a disposal by the relevant U.K. Holder of their Carnival plc Shares or ADSs, as applicable. Depending on such U.K. Holder’s particular circumstances, and subject to the availability of any exemption or relief, that disposal may give rise to a chargeable gain or allowable loss. Such U.K.

Holders are advised that no clearance has been or is intended to be sought from HMRC under section 138 Taxation of Chargeable Gains Act 1992 confirming that HMRC are satisfied that the exchange of Carnival plc Shares and ADSs pursuant to the Scheme of Arrangement is effected for bona fide commercial reasons and does not form part of a scheme or arrangements of which the main purpose, or one of the main purposes, is the avoidance of liability to CGT or corporation tax. Any such U.K. Holders to which the matters discussed in this paragraph are relevant are urged to consult their own tax advisors.
On November 26, 2025, the U.K. government published draft legislation that, if enacted as drafted, may affect the U.K. tax on chargeable gains consequences of the Scheme of Arrangement. In particular, the draft legislation proposes amendments to certain statutory provisions that are relevant to the matters discussed in the paragraphs above. If enacted as drafted, the proposed amendments will apply to arrangements involving an issue of shares in a company on or after November 26, 2025. The issue of new Carnival Corporation Ltd. Common Shares pursuant to the Scheme of Arrangement will occur after that date. As a result, the comments in the previous paragraph will not apply if the proposed amendments are enacted as drafted. Instead, the reorganization treatment described above will not apply insofar as (i) there are arrangements relating to the exchange of Carnival plc Shares or ADSs for Carnival Corporation Ltd. Common Shares, and (ii) the main purpose, or one of the main purposes, of those arrangements is to reduce or avoid a liability to CGT or corporation tax. Where there are such arrangements, the reduction or avoidance arising from them is to be counteracted, including by disapplying the reorganization treatment described above insofar as this is required to achieve such counteraction. Any U.K. Holders to which the matters discussed in this paragraph may be relevant are urged to consult their own tax advisors.
U.K. stamp duty and stamp duty reserve tax (“SDRT”) Consequences of the DLC Unification for Carnival Corporation and Carnival plc U.K. Holders
No stamp duty or SDRT should be payable by Holders of Carnival Corporation common stock or Carnival plc Shares or ADSs as a result of the DLC Unification.
U.K. Income Tax and Corporation Tax Consequences of Holding Carnival Corporation Ltd. Common Shares
U.K. income tax and corporation tax treatment of Carnival Corporation Ltd.
Carnival Corporation Ltd. should be treated as a company for U.K. income tax, CGT and corporation tax purposes. As a result, U.K. Holders should not be directly subject to U.K. income tax or U.K. corporation tax on income on Carnival Corporation Ltd.’s income or to U.K. CGT or U.K. corporation tax on chargeable gains on Carnival Corporation Ltd.’s gains. Instead, subject to any available exemption or relief, U.K. Holders who are individuals should be liable to U.K. income tax, and U.K. Holders that are companies should be liable to U.K. corporation tax on income, on distributions received from Carnival Corporation Ltd. In addition, subject to any available exemption or relief, U.K. Holders who are individuals should be liable to U.K. CGT, and U.K. Holders that are companies should be liable to U.K. corporation tax on chargeable gains, on disposals (including deemed disposals and part disposals) of their Carnival Corporation Ltd. Common Shares or ADSs.
As it is intended that, following the DLC Unification and Redomiciliation Transactions, Carnival Corporation Ltd. will continue to be resident in the U.K. for U.K. corporation tax purposes, a purchase of its own shares by Carnival Corporation Ltd. from a U.K. Holder should be treated as both a distribution from Carnival Corporation Ltd. to such U.K. Holder and a disposal of the U.K. Holder’s shares that are purchased by Carnival Corporation Ltd. Subject to any available exemption or relief, U.K. Holders who are individuals should be liable to U.K. income tax, and U.K Holders that are companies should be liable to U.K. corporation tax on income, on the amount by which the purchase price for the shares exceeds the original subscription price for the shares. Subject to any available exemption or relief, U.K. Holders who are individuals should also be liable to U.K. CGT, and U.K. Holders that are companies should also be liable to U.K. corporation tax on chargeable gains, on the disposal of their shares to Carnival Corporation Ltd. The amount of the purchase price that is charged to U.K. income tax or U.K. corporation tax on income

(as applicable) should be excluded from the consideration for the disposal of the shares for U.K. CGT and U.K. corporation tax on chargeable gains purposes.
Characterization of Carnival plc ADSs and Termination of ADS Program
A U.K. Holder of ADSs evidencing Carnival plc Shares should be treated as the beneficial owner of the Carnival plc Shares represented by the ADSs. Exchanges of Carnival plc ADSs for Carnival Corporation Ltd. Common Shares should not be subject to U.K. CGT for U.K. Holders who are individuals or U.K. corporation tax on chargeable gains for U.K. Holders that are companies.
No stamp duty or SDRT should be payable by Holders as a result of the exchange of their Carnival plc ADSs for Carnival Corporation Ltd. Common Shares.
No stamp duty or SDRT should be payable by Holders as a result of the automatic exchange of outstanding ADSs for underlying Carnival Corporation Ltd. Common Shares 30 days after termination of the Deposit Agreement.
The automatic exchange of outstanding ADSs for underlying Carnival Corporation Ltd. Common Shares 30 days after termination of the Deposit Agreement should not be treated as a disposal of the underlying Carnival Corporation Ltd. Common Shares for U.K. CGT or U.K. corporation tax on chargeable gains purposes. However, such automatic exchange should be treated as a disposal of the outstanding ADSs for those purposes. Nevertheless, as no additional consideration will be received by U.K. Holders of outstanding ADSs when their ADSs are automatically exchanged for underlying Carnival Corporation Ltd. Common Shares, no gain should arise to such U.K. Holders on the disposal of their ADSs for U.K. CGT or U.K. corporation tax on chargeable gains purposes.
U.K. Holders are urged to consult their own tax advisers regarding the U.K. CGT or U.K. corporation tax consequences of the termination of the ADS program.
Bermuda
On December 27, 2023, Bermuda enacted the CIT Act. Entities subject to tax under the CIT Act are the Bermuda tax resident entities or Bermuda permanent establishments (‘Bermuda constituent entities’) of multi-national groups. A multi-national group is defined under the CIT Act as a group with entities in more than one jurisdiction with consolidated revenues of at least EUR750 million for two of the four previous fiscal years. If Bermuda constituent entities of a multi-national group are subject to tax under the CIT Act, such tax is charged at a rate of 15% of the net taxable income of such constituent entities as determined in accordance with and subject to the adjustments set out in the CIT Act (including in respect of foreign tax credits applicable to the Bermuda constituent entities). Tax is chargeable under the CIT Act for tax years starting on or after January 1, 2025. In addition, the CIT Act includes transition rules including carry forward tax losses incurred in the five fiscal years preceding the effective date or increases in the tax basis of assets and liabilities. The CIT Act also provides relief from double taxation via foreign tax credit based on the adjusted amount of foreign taxes accrued by the group. The CIT Act is designed as a covered tax for the purposes of the Organization for Economic Co-operation and Development’s Global Base Anti-Erosion Rules (“GloBE Model Rules”), meaning the CIT Act does not presently apply an income-inclusion rule or under taxed profits rule in the same way as the GloBE model rules do. Currently, we do not expect that the CIT Act will affect the holders of our securities (not being Bermuda constituent entities of their own multi-national groups), since the CIT Act does not contain any applicable withholding tax, capital transfer tax, estate duty or inheritance tax.
Panama
Panama’s income tax regime is based on the principle of territoriality, under which only income deemed to arise from sources within Panama is subject to taxation. Under current Panamanian law, because Carnival Corporation conducts its operations outside of Panama, there will be no Panamanian taxes or any withholdings as a result of the DLC Unification and Redomiciliation Transactions.

DESCRIPTION OF CARNIVAL CORPORATION LTD. SHARE CAPITAL
The following is a summary of what the material terms of Carnival Corporation Ltd.’s securities will be if the DLC Unification and Redomiciliation Transactions are consummated as described in this proxy statement/prospectus. The following summary is not intended to be a complete summary of the rights and preferences of such securities, and is qualified by reference to Carnival Corporation Ltd.’s Memorandum of Continuance and Bye-Laws, copies of which are attached as Annexes F and G, respectively, to this proxy statement/prospectus. We urge you to read each of these documents in their entirety for a complete description of the rights and preferences of Carnival Corporation Ltd.’s securities.
References in this “Description of Carnival Corporation Ltd. Capital Stock” to “we,” “us,” and “our” are to Carnival Corporation Ltd. after giving effect to the DLC Unification and Redomiciliation Transactions.
General
We will be an exempted company limited by shares continued under the laws of Bermuda. We will be registered with the Registrar of Companies in Bermuda. Our registered office will be located at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda.
The objects of our business will be unrestricted, and Carnival Corporation Ltd. will have the capacity of a natural person. We will therefore be able to undertake activities without restriction on our capacity.
There have been no public takeover offers by third parties for our Common Shares nor any public takeover offers by us for the shares of another company that have occurred during the last or current financial years.
Share Capital
Immediately following the closing of the DLC Unification and Redomiciliation Transactions, our authorized share capital will consist of (i) 1,960,000,000 common shares, US$0.01 par value per common share (the “Common Shares”) and (ii) 40,000,000 preference shares, US$0.01 par value per preference share (the “Preference Shares”). At the closing of the DLC Unification and Redomiciliation Transactions, we expect to have approximately 1,385,139,577 Common Shares issued and outstanding, all of which will be fully paid, and no Preference Shares issued and outstanding. Pursuant to our Bye-Laws, subject to the requirements of the NYSE, and to any resolution of the shareholders to the contrary, our Board of Directors is authorized to issue any of our authorized but unissued shares. There are no limitations on the right of non-Bermudians or non-residents of Bermuda to hold or vote our Common Shares provided our Common Shares remain listed on an Appointed Stock Exchange, which includes the NYSE.
Common Shares
Holders of Common Shares will have no pre-emptive, redemption, conversion or sinking fund rights. Holders of Common Shares will be entitled to one vote per share on all matters submitted to a vote of holders of Common Shares. Unless a different majority is required by law or by our Bye-laws, resolutions to be approved by holders of Common Shares require approval by a simple majority of votes cast at a meeting at which a quorum is present.
In the event of our liquidation, dissolution or winding up, the holders of Common Shares will be entitled to share equally and ratably in our assets, if any, remaining after the payment of all of our debts and liabilities, subject to any liquidation preference on any issued and outstanding Preference Shares.
Preference Shares
Pursuant to Bermuda law and our Bye-Laws, our Board of Directors may, by resolution, establish one or more series of Preference Shares having such number of shares, designations, dividend rates, relative voting rights, conversion or exchange rights, redemption rights, liquidation rights, rights to elect or appoint directors and other relative participation, optional or other special rights, qualifications, limitations or restrictions as may be fixed by the Board of Directors without any further shareholder approval. Such rights, preferences, powers and limitations, as may be established, could have the effect of discouraging an attempt to obtain control of our company.
Dividend Rights
Under Bermuda law, a company may not declare or pay dividends if there are reasonable grounds for believing that (i) the company is, or would after the payment be, unable to pay its liabilities as they become due; or (ii) the realizable value of its assets would thereby be less than its liabilities. Under our Bye-Laws, each Common Share will be entitled to dividends if, as and when dividends are declared by our Board of Directors, subject to any preferred dividend right of the holders of any Preference Shares.
Variation of Rights
If at any time we have more than one class of shares, the rights attaching to any class, unless otherwise provided for by the terms of issue of the relevant class, may be varied with the sanction of a resolution passed by a majority of issued shares of that class at a general meeting of the relevant class of shareholders at which a quorum consisting of at least one person holding or representing a majority of the issued shares of the relevant class is present. Our Bye-Laws will specify that the creation or issue of shares ranking equally with existing shares will not, unless expressly provided by the terms of issue of existing shares, vary the rights attached to existing shares. In addition, the creation or issue of Preference Shares ranking prior to Common Shares will not be deemed to vary the rights attached to Common Shares or, subject to the terms of any other class or series of Preference Shares, to vary the rights attached to any other class or series of Preference Shares.
Transfer of Shares
Our Board of Directors may, in its absolute discretion and without assigning any reason, refuse to register the transfer of a share on the basis that it is not fully paid. Our Board of Directors may also refuse to recognize an instrument of transfer of a share unless it is accompanied by such evidence of the transferor’s right to make the transfer as our Board of Directors may reasonably require or unless all applicable consents, authorizations and permissions of any governmental agency or body in Bermuda have been obtained. Subject to these restrictions, a holder of Common Shares may transfer the title to all or any of his or her Common Shares by completing an instrument of transfer in writing in such form included in our Bye-Laws or in such other form as our Board of Directors may accept. The instrument of transfer must be signed by the transferor and transferee, although in the case of a fully paid share our Board of Directors may accept the instrument signed only by the transferor.
Meetings of Shareholders
Under Bermuda law, a company is required to convene at least one general meeting of shareholders each calendar year, which we refer to as the annual general meeting.
Bermuda law provides that a special general meeting of shareholders may be called by the board of directors of a company and must be called upon the request of shareholders holding not less than 10% of the paid-up capital of the company carrying the right to vote at general meetings. Bermuda law also requires that shareholders be given at least five days’ advance notice of a general meeting, but the accidental omission to give notice to any person does not invalidate the proceedings at a meeting. Our Bye-Laws will provide that our Board of Directors may convene an annual general meeting and any of our Board of Directors, our president or our secretary may convene a special general meeting. Our Bye-Laws will provide that at least 10 but not more than 60 days’ notice of an annual general meeting or at least 10 but not more than 60 days’ notice of a special general meeting must be given to each shareholder entitled to vote at such meeting. This notice requirement will be subject to the ability to hold such meetings on shorter notice if such notice is agreed: (i) in the case of an annual general meeting, by all of the shareholders entitled to attend and vote at such meeting; and (ii) in the case of a special general meeting, by a majority in number of the shareholders entitled to attend and vote at the meeting holding not less than 95% in nominal value of the shares entitled to vote at such meeting. The quorum required for a general meeting of shareholders will be two or more persons present in person at the start of the meeting and representing in person or by proxy in excess of 33 1∕3% of all issued and outstanding Common Shares;

provided that if we at any time have only one shareholder, one shareholder present in person or by proxy will form a quorum for the transaction of business at any general meeting held during such time. When a quorum is once present to organize any meeting, it will not be broken by the subsequent withdrawal of any shareholder.
Our Bye-Laws will permit shareholders who represent either (i) 5% of the issued and outstanding Common Shares or (ii) 100 shareholders to submit proposals to be considered at the annual meeting of shareholders. Notice of the shareholders’ proposal must be received by Carnival Corporation Ltd. not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting of shareholders.
Our Bye-Laws will not permit shareholder action by written consent.
Access to Books and Records and Dissemination of Information
Members of the general public have a right to inspect the public documents of a company available at the office of the Registrar of Companies in Bermuda. These documents include, inter alia, a company’s memorandum of continuance, including its objects and powers, and certain alterations to the memorandum of continuance and any charges registered against the assets of a company. The shareholders have the additional right to inspect the bye-laws of the company, minutes of general meetings and the company’s audited financial statements, which must be laid before the annual general meeting. The register of members of a company is also open to inspection by shareholders and by members of the general public without charge. The register of members is required to be open for inspection for not less than two hours in any business day (subject to the ability of a company to close the register of members for not more than thirty days in a year). A company is required to maintain its share register in Bermuda at its registered office but may, subject to the provisions of the Bermuda Companies Act establish a branch register outside of Bermuda. A company is required to keep at its registered office a register of directors and officers that is open for inspection for not less than two hours in any business day by members of the public without charge. Bermuda law does not, however, provide a general right for shareholders to inspect or obtain copies of any other corporate records.
Election and Removal of Directors
Our Bye-Laws will provide that our Board of Directors will consist of not less than nine (9) directors and not more than fourteen (14) directors. Within said minimum and maximum, the total number of directors may be fixed from time to time solely by resolution of the Board of Directors. A change in the minimum and maximum number of directors will require an amendment to our Bye-Laws.
The directors shall be elected for a one year term of office. A director shall hold office until the annual general meeting for the year in which his term expires, subject to his office being vacated pursuant to our Bye-laws.
Subject to compliance with certain requirements that will be set forth in our Bye-Laws, any shareholder of Common Shares may propose for election as a director someone who is not an existing director or is not proposed by the Board of Directors; provided, such shareholder (i) was a shareholder of record at the time of the notice of such meeting to elect such director was delivered to our Secretary and as of the date of such meeting, (ii) is entitled to vote at such meeting and (iii) is in compliance with the notice provisions required under our Bye-Laws. Where a director is to be elected at an annual general meeting, notice of any such proposal for election must be given not less than 90 days nor more than 120 days before the one-year anniversary of the preceding year’s annual meeting of shareholders, or where a director is to be elected at a special general meeting, notice of any such proposal for election must be given not less than 90 days nor more than 120 days before such meeting.
A director may be removed by the shareholders by the affirmative vote of at least a majority of the votes cast.
Our Bye-Laws will provide that vacancies on the board of directors will be filled by a majority of the directors then in office. If no quorum of directors remains, the shareholders will have the power to appoint any person as a director to fill a vacancy in a general meeting.

Proceedings of Board of Directors
Our Bye-Laws will provide that our business will be managed and conducted by our Board of Directors. Bermuda law permits both individual and corporate directors, however our Bye-Laws will not permit the appointment of corporate directors and there will be no requirement in our Bye-Laws or Bermuda law that directors hold any of our Common Shares. There will also be no requirement in our Bye-Laws or Bermuda law that our directors must retire at a certain age.
The compensation of our directors will be determined by the Board of Directors, and there will be no requirement that a specified number or percentage of “independent” directors must approve any such determination. Our directors may also be paid all reasonable expenses properly incurred by them in connection with our business or their duties as directors.
A director who discloses a direct or indirect interest in any contract or arrangement with us as required by Bermuda law may be entitled to be counted in the quorum for such meeting and to vote in respect of any such contract or arrangement in which he or she is interested unless the chairman of the relevant meeting of the board of directors determines that such director is disqualified from voting.
Indemnification of Directors and Officers
Section 98 of the Bermuda Companies Act provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. Section 98 of the Bermuda Companies Act further provides that a Bermuda company may indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or granted relief by the Supreme Court of Bermuda pursuant to Section 281 of the Bermuda Companies Act.
Our Bye-Laws will provide that we will indemnify our officers and directors with respect to their actions and omissions, except for in respect of their fraud or dishonesty but otherwise to the fullest extent and in the manner set forth in and permitted by the Bermuda Companies Act and any other applicable law from time to time in effect. Our Bye-Laws will provide that the shareholders waive all claims or rights of action that they might have, individually or in right of the company, against any of the company’s directors or officers for any act or failure to act in the performance of such director’s or officer’s duties, except in respect of any fraud or dishonesty of such director or officer. Section 98A of the Bermuda Companies Act will permit us to purchase and maintain insurance for the benefit of any officer or director in respect of any loss or liability incurred by such person in such capacity or arising out of his status as such, whether or not we may otherwise indemnify such officer or director.
Ownership Limitations and Transfer Restrictions
In general, under Section 883 of the Code, certain non-U.S. corporations are not subject to U.S. federal income tax or branch profits tax on U.S. source income derived from, or incidental to, the international operations of a ship or ships. The regulations provide, in general, that a foreign corporation organized in a qualified foreign country and engaged in the international operation of ships and aircraft will exclude such income from gross income for purposes of federal income taxation provided that the corporation can satisfy certain ownership requirements, including, among other things, that its stock be publicly traded. A corporation’s stock that is otherwise publicly traded will fail to satisfy this requirement if it is closely held, i.e., if 50% or more, by vote and value, of its stock is owned by persons who each own 5% or more of the vote and value of the outstanding shares of the corporation’s stock.
To the best of our knowledge, after due investigation, we currently expect to qualify as a publicly traded corporation under the regulations. However, because some members of the Arison family and various trusts established for their benefit are expected to beneficially own approximately 6.8% of our Common Shares immediately following completion of the DLC Unification and Redomiciliation Transactions, there is the potential that another shareholder could acquire 5% or more of our Common Shares which could jeopardize our qualification as a publicly traded corporation. If we in the future were to fail to qualify as a publicly traded corporation under Section 883 of the Code and the US Treasury regulations promulgated thereunder and/or were to no longer be eligible for benefits under the 2001 Convention Between the Government of the United States of America and The Government of the United Kingdom of Great Britain and Northern Ireland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasions with Respect to Taxes on Income and on Capital Gains (as describe above under the section entitled “Certain Material Tax Consequences”), we would be subject to U.S. income tax on income associated with our cruise operations in the U.S. As a precautionary matter, our Bye-Laws will contain provisions to ensure that we continue to qualify as a publicly traded corporation under the regulations.
Our Bye-Laws will provide that no one person or group of related persons, other than some members of the Arison family and various trusts established for their benefit, may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 4.9% of our Common Shares, whether measured by vote, value or number. In addition, our Bye-Laws will generally restrict the transfer of any Common Shares if such transfer would cause us to be subject to U.S. federal income tax on certain of our shipping income. In general, the attribution rules under the Code applicable in determining whether a person is a 5% shareholder under the regulations attribute stock:
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among specified members of the same family,

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to shareholders owning 50% or more of a corporation from that corporation,

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among corporations that are members of the same controlled group,

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among grantors, beneficiaries and fiduciaries of trusts, and

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to partners of a partnership from that partnership.

For purposes of this 4.9% limit, a “transfer” will include any sale, transfer, gift, assignment, devise or other disposition, whether voluntary or involuntary, whether of record, constructively or beneficially, and whether by operation of law or otherwise. The 4.9% limit will not apply to some members of the Arison family and various trusts established for their benefit. These shareholders will be permitted to transfer their Common Shares without complying with the limit so long as the transfer does not cause us to be subject to U.S. income tax on shipping operations.
The Bye-Laws will provide that the Board of Directors may waive the 4.9% limit or transfer restrictions, in any specific instance. The Board of Directors may also terminate the limit and transfer restrictions generally at any time for any reason.
If a purported transfer or other event, including owning Common Shares in excess of the 4.9% limit on the effective date of the proposed amendment, results in the ownership of Common Shares by any shareholder in violation of the 4.9% limit, or causes us to be subject to U.S. income tax on shipping operations, such Common Shares in excess of the 4.9% limit, or which would cause us to be subject to U.S. federal income tax on certain of our shipping income will automatically be designated as “excess shares” to the extent necessary to ensure that the purported transfer or other event does not result in ownership of Common Shares in violation of the 4.9% limit or cause us to become subject to U.S. income tax on shipping operations, and any proposed transfer that would result in such an event would be void. Any purported transferee or other purported holder of excess shares will be required to give us written notice of a purported transfer or other event that would result in excess shares. The purported transferee or holders of such excess shares will have no rights in such excess shares, other than a right to the payments described below.
Excess shares will not be treasury shares but rather will continue to be issued and outstanding shares of our Common Shares. While issued and outstanding, excess shares will be transferred to a trust. The trustee of such trust will be appointed by us and will be independent of us and the purported holder of the excess shares. The beneficiary of such trust will be one or more charitable organizations selected by the trustee. The trustee will be entitled to vote the excess shares on behalf of the beneficiary. If, after purported transfer or other event resulting in excess shares and prior to the discovery by us of such transfer or other event, dividends or distributions are paid with respect to such excess shares, such dividends or distributions will be repaid to the trustee upon demand for payment to the charitable beneficiary. All dividends received or other income declared by the trust will be paid to the charitable beneficiary. Upon our liquidation, dissolution or winding up, the purported transferee or other purported holder will receive a payment that reflects a price per share for such excess shares generally equal to the lesser of:
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in the case of excess shares resulting from a purported transfer, the price per share paid in the transaction that created such excess shares, or, in the case of certain other events, the market price per share for the excess shares on the date of such event, or

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in the case of excess shares resulting from an event other than a purported transfer, the market price for the excess shares resulting from an event other than a purported transfer, the market price for the excess shares on the date of such event.

At the direction of the Board of Directors, the trustee will transfer the excess shares held in trust to a person or persons, including us, whose ownership of such excess shares will not violate the 4.9% limit or otherwise cause us to become subject to U.S. federal income tax on certain of our shipping income within 180 days after the later of the transfer or other event that resulted in such excess shares or we become aware of such transfer or event. If such a transfer is made, the interest of the charitable beneficiary will terminate, the designation of such shares as excess shares will cease and the purported holder of the excess shares will receive the payment described below. The purported transferee or holder of the excess shares will receive a payment that reflects a price per share for such excess shares equal to the lesser of:
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the price per share received by the trustee, and

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the price per share such purported transferee or holder paid in the purported transfer that resulted in the excess shares, or, if the purported transferee or holder did not give value for such excess shares, through a gift, devise or other event, a price per share equal to the market price on the date of the purported transfer or other event that resulted in the excess shares.

A purported transferee or holder of the excess shares will not be permitted to receive an amount that reflects any appreciation in the excess shares during the period that such excess shares were outstanding. Any amount received in excess of the amount permitted to be received by the purported transferee or holder of the excess shares must be turned over to the charitable beneficiary of the trust.
If the foregoing restrictions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee or holder of any excess shares may be deemed, at our option, to have acted as an agent on our behalf in acquiring or holding such excess shares and to hold such excess shares on our behalf.
We will have the right to purchase any excess shares held by the trust for a period of 90 days from the later of:
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the date the transfer or other event resulting in excess shares has occurred, and

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the date the board of directors determines in good faith that a transfer or other event resulting in excess shares has occurred.

The price per excess share to be paid by us will be equal to the lesser of:
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the price per share paid in the transaction that created such excess shares, or, in the case of certain other events, the market price per share for the excess shares on the date of such event, or

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the lowest market price for the excess shares at any time after their designation as excess shares and prior to the date we accept such offer.

These provisions in our Bye-Laws could have the effect of delaying, deferring or preventing a change in our control or other transaction in which our shareholders might receive a premium for their Common Shares over the then-prevailing market price or which such holders might believe to be otherwise in their best interest. To the extent that the proposed regulations are amended or finalized in a manner which, in the opinion of our Board of Directors, does not require these provisions in our articles to ensure that we will maintain our income tax exemption for our shipping income, our Board of Directors may determine, in its sole discretion, to terminate the 4.9% limit and the transfer restrictions of these provisions.
Amendment of Memorandum of Continuance and Bye-Laws
Bermuda law provides that the memorandum of continuance of a company may be amended by a resolution passed at a general meeting of shareholders of which due notice has been given. Our Bye-Laws will provide that no bye-law will be rescinded, altered or amended, and no new bye-law will be made, unless it has been approved by a resolution of our Board of Directors and by a resolution of our shareholders holding at least a majority of the issued and outstanding shares. The Memorandum of Continuance will not be rescinded, altered or amended without a resolution of our board of directors and a resolution of our shareholders having majority votes in the affirmative.
Under Bermuda law, the holders of an aggregate of not less than 20% in par value of a company’s issued share capital or any class thereof have the right to apply to the Supreme Court of Bermuda for an annulment of any amendment of the memorandum of continuance adopted by shareholders at any general meeting, other than an amendment that alters or reduces a company’s share capital as provided in the Bermuda Companies Act. Where such an application is made, the amendment becomes effective only to the extent that it is confirmed by the Supreme Court of Bermuda. An application for an annulment of an amendment of the memorandum of continuance must be made within 21 days after the date on which the resolution altering the company’s memorandum of continuance is passed and may be made on behalf of persons entitled to make the application by one or more of their number as they may appoint in writing for the purpose. No application may be made by shareholders voting in favor of the amendment.
Amalgamations and Mergers
The amalgamation or merger of a Bermuda company with another company or corporation (other than certain affiliated companies) requires the amalgamation or merger agreement to be approved by the company’s board of directors and by its shareholders. Unless the company’s bye-laws provide otherwise, the approval of 75% of the shareholders voting at such meeting is required to approve the amalgamation or merger agreement, and the quorum for such meeting must be two or more persons holding or representing more than one-third of the issued shares of the company. Our Bye-Laws will provide that, (i) where such merger or amalgamation has been approved by the Board of Directors, the approval by a majority of the votes cast will be sufficient; and (ii) where such merger or amalgamation has not been approved by the Board of Directors, the approval by 66 2∕3% of all issued and outstanding Common Shares will be sufficient.
Under Bermuda law, in the event of an amalgamation or merger of a Bermuda company with another company or corporation, a shareholder of the Bermuda company who did not vote in favor of the amalgamation or merger and who is not satisfied that fair value has been offered for such shareholder’s shares may, within one month of notice of the shareholders meeting, apply to the Supreme Court of Bermuda to appraise the fair value of those shares.
Shareholder Suits
Class actions and derivative actions are generally not available to shareholders under Bermuda law. The Bermuda courts, however, would ordinarily be expected to permit a shareholder to commence an action in the name of a company to remedy a wrong to the company where the act complained of is alleged to be beyond the corporate power of the company or illegal, or would result in the violation of the company’s memorandum of continuance or bye-laws. Furthermore, consideration would be given by a Bermuda court to acts that are alleged to constitute fraud against the minority shareholders or, for instance, where an act requires the approval of a greater percentage of the company’s shareholders than that which actually approved it.
When the affairs of a company are being conducted in a manner that is oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the Supreme Court of Bermuda, which may make such order as it sees fit, including an order regulating the conduct of the company’s affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by the company.
Our Bye-Laws will contain a provision by virtue of which our shareholders waive any claim or right of action that they have, both individually and on our behalf, against any director or officer in relation to any action or failure to take action by such director or officer, except in respect of any fraud or dishonesty of such director or officer. We have been advised by the SEC that in the opinion of the SEC, the operation of this provision as a waiver of the right to sue for violations of federal securities laws would likely be unenforceable in U.S. courts.
Capitalization of Profits and Reserves
Pursuant to our Bye-Laws, our Board of Directors may (i) capitalize any part of the amount of our share premium or other reserve accounts or any amount credited to our profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata (except in connection with the conversion of shares) to the shareholders; or (ii) capitalize any sum standing to the credit of a reserve account or sums otherwise available for dividend or distribution by paying up in full, partly paid or nil paid shares of those shareholders who would have been entitled to such sums if they were distributed by way of dividend or distribution.
Untraced Shareholders
Our Bye-Laws provide that our Board of Directors may forfeit any dividend or other monies payable in respect of any shares that remain unclaimed for six years from the date when such monies became due for payment. In addition, we are entitled to cease sending dividend warrants and checks by post or otherwise to a shareholder if such instruments have been returned undelivered to, or left uncashed by, such shareholder on at least two consecutive occasions or, following one such occasion, reasonable enquires have failed to establish the shareholder’s new address. This entitlement ceases if the shareholder claims a dividend or cashes a dividend check or a warrant.
Certain Provisions of Bermuda Law
We will be designated by the Bermuda Monetary Authority as a non-resident for Bermuda exchange control purposes. This designation allows us to engage in transactions in currencies other than the Bermuda dollar, and there are no restrictions on our ability to transfer funds (other than funds denominated in Bermuda dollars) in and out of Bermuda or to pay dividends to U.S. residents who are holders of Common Shares.
In accordance with Bermuda law, share certificates are only issued in the names of companies, partnerships or individuals. In the case of a shareholder acting in a special capacity (for example as a trustee), certificates may, at the request of the shareholder, record the capacity in which the shareholder is acting. Notwithstanding such recording of any special capacity, we are not bound to investigate or see to the execution of any such trust.
Beneficial Ownership
The Beneficial Ownership Act 2025 (the “BO Act”) came into force in Bermuda on 3 November 2025 requiring certain legal persons in Bermuda to identify beneficial owners and maintain a beneficial ownership register. For so long as our shares are listed on an Appointed Stock Exchange (which includes the NYSE) we are exempt from the requirements of the BO Act, save for the requirement to confirm our exempted status with the Registrar of Companies in Bermuda and file with the Registrar of Companies in Bermuda proof of that exemption.
Transfer Agent
The transfer agent for the Common Shares will be Computershare Trust Company, N.A.
Listing of Common Shares
The Common Shares will be listed on the NYSE under the symbol “CCL.”

COMPARISON OF RIGHTS OF CARNIVAL CORPORATION AND CARNIVAL PLC SHAREHOLDERS TO CARNIVAL CORPORATION LTD. SHAREHOLDERS
If the DLC Unification and Redomiciliation Transactions are consummated, Carnival plc Shares will automatically convert into Carnival Corporation Ltd. Common Shares on a one-for-one basis in the Scheme of Arrangement and Carnival Corporation, which is currently a Panamanian corporation, will redomicile to Bermuda and will become a Bermuda exempted company limited by shares under the name “Carnival Corporation Ltd.” Carnival plc Shares will also cease to be admitted to trading on the Main Market of the LSE and to listing on the Official List of the FCA.
The following is a summary comparison of the significant differences between:
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the current rights of Carnival plc Shareholders under the laws of England and Wales and by virtue of its ordinary shares being admitted to trading on the Main Market of the LSE and to listing on the Official List of the FCA and the Existing Carnival plc Articles;

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the current rights of Carnival Corporation Shareholders under the General Corporation Law of Panama and the Existing Carnival Corporation Organizational Documents; and

•
the rights of Carnival Corporation Ltd. shareholders upon the completion of the DLC Unification and Redomiciliation Transactions under the Bermuda Companies Act, Carnival Corporation Ltd.’s Memorandum of Continuance and Carnival Corporation Ltd.’s Bye-laws.

The following summary is not a complete statement of these rights or a complete description of the specific provisions referred to above or a complete statement of relevant laws and regulations in England and Wales, the Republic of Panama and/or Bermuda. This summary is qualified in its entirety by reference to the laws and regulations of England and Wales applicable to Carnival plc (including the UK Companies Act, English common law, the FCA Handbook (“FCA rules”) as it applies to a company admitted to the Equity shares (commercial companies) segment (“ESCC Segment”), the UK Market Abuse Regulation (“UK MAR”), the UK Corporate Governance Code 2024 (“UK Code”), Panamanian laws and regulations applicable to Carnival Corporation (including the General Corporation Law of Panama), Bermuda laws and regulations that will be applicable to Carnival Corporation Ltd. (including the Bermuda Companies Act), the Existing Carnival plc Articles and the Existing Carnival Corporation Organizational Documents, which Carnival Corporation and Carnival plc Shareholders should read. The forms of Carnival Corporation Ltd.’s Memorandum of Continuance and Bye-Laws are contained in Annexes F and G to this proxy statement/prospectus.
	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions
Authorized Capital Stock	There is no limit on the maximum authorized share capital of Carnival plc.	2,000,000,000 shares, of which 1,959,999,998 are shares of common stock, 40,000,000 are shares of preferred stock, one share is a special voting stock and one share is a special stock.	2,000,000,000 shares, of which 1,960,000,000 are Common Shares and 40,000,000 are Preference Shares.
General legal and regulatory requirements
The principal sources of law and regulation applying to Carnival plc are:
•
the UK Companies Act;

•
the City Code;

•
Regulated Market sourcebook;
the FCA rules, which include the UK Listing Rules, Disclosure Guidance and Transparency Rules and the Admission to Trading on a

Law 32 of 1927 and the Commercial Code of Panama. Carnival Corporation is also subject to the rules of the NYSE.
The FCA rules, City Code and UK MAR will not apply to Carnival Corporation Ltd., nor will it be obliged to follow the UK Code. Carnival Corporation Ltd. will be subject to the Bermuda Companies Act on completion of the Redomiciliation.
Carnival Corporation Ltd. will also be subject to the rules of the NYSE.

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions
• the Public Offers and Admissions to Trading Regulations; • UK MAR; and
• through the operation of the FCA rules, the UK Code. Carnival plc is also subject to the rules of the NYSE.
Issue of new shares
Authority for the directors to allot shares, or to grant rights to subscribe for or convert any securities into shares, may be included in the company’s articles of association and/or shareholders may pass a resolution giving the directors such authority. Carnival Corporation & plc Shareholders approve an annual authority in respect of the authority of Carnival plc directors to allot shares, up to the amount set out in the relevant resolution, at their annual shareholder meetings.
Existing Carnival plc Shareholders have statutory pre-emption rights in respect of shares issued for cash by Carnival plc, which can be disapplied by a special resolution of shareholders passed at a general meeting of the company. Carnival Corporation & plc Shareholders approve an annual authority, up to the amount set out in the relevant resolution, in respect of the disapplication of pre-emption rights applicable to Carnival plc at their annual shareholder meetings.
The FCA rules also impose certain obligations on companies in the ESCC Segment, such as Carnival plc, relating to rights issues, placings and other offers of securities – for example, a restriction on discounts for placings of more than 10% to the middle market price of those shares at the time of the announcement of the securities offering unless shareholder approval has been obtained or it is an issue under a pre-existing general authority to disapply statutory pre-emption rights.

Under the laws of Panama, specifically article 13 of Law 32 of 1927, in the absence of a provision to the contrary in the Articles of Incorporation, each stockholder shall have a preemptive right to subscribe, in proportion to the shares which he/she owns, shares of those issued by virtue of an increase in the capital (issue of new shares).
Bermuda law does not subject the issuance of shares for cash to rights of pre-emption, nor will Carnival Corporation Ltd.’s Bye-Laws.
Dividends	The general rule is that a company incorporated under the laws of England and Wales may only pay dividends out of distributable profits	Carnival Corporation’s articles provide that the holders of shares of Carnival Corporation common stock be entitled, in accordance with the	Bermuda law does not have a distributable reserves requirement applicable to dividends declared by Bermuda companies. Carnival

Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions

or reserves and not out of capital nor simply by reference to a company’s net asset position at the time or actual profits made in a particular financial period when the dividend or distribution is paid. In addition, a public company may only pay a dividend where the amount of its net assets is not less than its called-up share capital plus undistributable reserves and would not become less as a result of the dividend.
The Existing Carnival plc Articles provide that the holders of Carnival plc Shares are entitled, in accordance with the Equalization Agreement, to receive such dividends as from time to time may be declared by ordinary resolution, except that no dividend will exceed the amount recommended by the Carnival plc Board. In addition, subject to the Equalization Agreement and payment of any preferential dividend that is in arrears, the Carnival plc Board may pay interim dividends if it appears to the board that interim dividends are justified by Carnival plc’s profits available for distribution.
Dividends are equalized according to the equalization ratio, as described in the Equalization Agreement. If one company has insufficient profits or is otherwise unable to pay a dividend, Carnival plc and Carnival Corporation will, as far as practicable, enter into such balancing transactions as are necessary to enable both companies to pay dividends in accordance with the equalization ratio. This may take the form of a payment from one company to the other or a dividend payment on an equalization share.
The amount of any balancing transactions between Carnival Corporation and Carnival plc will be determined after taking into account all taxes payable by, and all tax credits of, Carnival plc and Carnival Corporation with respect to the payment or receipt of such payment.

Equalization Agreement and to the exclusion of the holders of shares of preferred stock, to receive such dividends as from time to time may be declared by the board of directors, except as otherwise provided by any board resolution or resolutions providing for the issue of any series of shares of preferred stock.
Dividends are equalized according to the equalization ratio, as described in the Equalization Agreement, and any balancing transactions between the companies will be determined and made, before deduction of any amounts in respect of the tax required to be deducted or withheld and excluding the amounts of any tax credits or other tax benefits.
If one company has insufficient profits or is otherwise unable to pay a dividend, Carnival Corporation and Carnival plc will, as far as practicable, enter into such balancing transactions as are necessary to enable both companies to pay dividends in accordance with the equalization ratio. This may take the form of a payment from one company to the other or a dividend payment on an equalization share.

Corporation Ltd. would only be prohibited from declaring or paying a dividend if there are reasonable grounds for believing that: (i) it is, or would after the payment be, unable to pay its liabilities as they become due; or (ii) the realizable value of its assets would be less than its liabilities.
Carnival Corporation Ltd.’s Bye-Laws will provide that holders of Common Shares will be entitled to receive such dividends as from time to time may be declared by the Board, except as otherwise provided by any board resolution or resolutions providing for the issue of any series of shares of preferred stock.

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions
Share repurchases /buybacks
Under the laws of England and Wales, a public company may buy back its own shares provided that (i) it complies with certain procedural requirements (including obtaining shareholder approval) and (ii) there are no restrictions contained with its articles of association.
Share buybacks must be financed out of distributable profits or the proceeds of a fresh issue of shares undertaken for the purpose of financing the buyback.
As a company listed on the ESCC Segment, Carnival plc must comply with rules on dealings in its own securities under the FCA rules, including restrictions on timing and price and requirements as to announcements, shareholder approval and tender offers. A listed company like Carnival plc must also comply with relevant market abuse regulations and comply with certain conditions relating to the manner of purchase, timing, price and volume if it seeks to benefit from safe harbors under UK MAR.

Under the laws of Panama, specifically article 15 of Law 32 of 1927, in the absence of a provision to the contrary in the articles of incorporation, a company may acquire shares of its own stock. If the acquisition is made out of funds or property other than surplus or net profits, the acquired shares of stock must be canceled by the reduction of the issued stock; but such shares may be re-issued if the authorized capital stock is not thereby decreased with the cancellation of such shares.

As with dividends, Bermuda law does not have a distributable reserves requirement applicable to share repurchases/buybacks as long as there are no reasonable grounds for believing that the company is, or after the repurchase would be, unable to pay its liabilities as they become due.

Reductions of capital
Under the laws of England and Wales, a public company may only reduce its share capital pursuant to a special resolution of shareholders passed at a general meeting of the company, which is subsequently sanctioned by the Court, provided that any such reduction of capital does not result in the share capital falling below the authorized minimum of £50,000.

Under the laws of Panama, specifically article 14 of Law 32 of 1927, a company may reduce its authorized capital stock by means of an amendment altering its articles of incorporation; but there may not be made any distribution of its assets by virtue of said reduction, if it does thereby diminish the actual value of said assets to an amount below the aggregate amount of its liabilities including therein the amount of the reduced capital stock.

Carnival Corporation Ltd.’s Bye-Laws will provide that Carnival Corporation Ltd. may reduce its share capital if approved by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote who are present in person or proxy at a general meeting of shareholders.

Voting Rights - general
Under the laws of England and Wales, generally, an ordinary resolution of shareholders (or of a class of shareholders) of a company is a resolution that is passed by a simple majority i.e. when more than 50% of the votes cast are in favor of the resolution.
Certain matters, such as any amendment to a company’s articles of association and the disapplication of statutory pre-emption rights, require shareholder approval by way of a special resolution. A special resolution of shareholders (or of a class of shareholders) of a company is a resolution passed by a supermajority of not less than 75%

Under the laws of Panama, resolutions of shareholders passed at any meeting at which all shareholders are present, either in person or by proxy, shall be valid; and resolutions passed at any meeting at which there is a quorum, with all absent shareholders having waived notice thereof, shall be valid for all purposes enumerated in such waiver of notice even though in either of the cases above mentioned the notice has not been made in the mode indicated by the Law 32 of 1927 by the articles of incorporation or by the by-laws. Save any regulation to the contrary in the

Generally, any action or resolution requiring the approval of the shareholders may be passed by a majority of the voting power of shares entitled to vote at a meeting of shareholders that has a quorum present.

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions
	of the votes cast in favor of the resolution. Voting rights of Carnival plc Shareholders are currently subject to the provisions of the Existing Carnival plc Articles (as summarized further below).	articles of incorporation, generally resolutions are adopted with the vote of simple majority of the shareholders.
Voting Rights under the Organizational Documents
At any meeting of Carnival plc or Carnival Corporation shareholders, all matters, except as otherwise expressly provided by the laws of England and Wales, Panamanian law, the Existing Carnival Corporation Organizational Documents or the Existing Carnival plc Articles, are decided by a majority of the votes cast by all shareholders entitled to vote who are present in person or by proxy at such meeting. Such matters are known as “joint electorate actions”, which include:
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the appointment, removal or re-election of any director of Carnival Corporation, Carnival plc or both;

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if required by law, the receipt or adoption of the financial statements of Carnival Corporation or Carnival plc or the annual accounts of both companies;

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the appointment or removal of the auditors of either Carnival Corporation or Carnival plc;

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a change of name by Carnival Corporation or Carnival plc, or both; or

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the implementation of a mandatory exchange based on a change in tax laws, rules or regulations.

Based on special voting arrangements implemented in connection with the DLC structure, Carnival Corporation’s and Carnival plc’s shareholders vote together as a single decision-making body on all actions submitted to a shareholder vote other than matters designated as “class rights actions” or resolutions on procedural or technical matters.
The relative voting rights of Carnival plc Shares and shares of Carnival Corporation common stock are determined by the equalization ratio, pursuant to the Equalization Agreement. Based on the current equalization ratio of 1:1, each share of Carnival Corporation common stock has the same voting rights as each Carnival plc ordinary share on joint electorate actions.
In the case of class rights actions, the company wishing to carry out a class rights action would require the prior approval of shareholders of both companies, each voting separately as a class. Class rights actions require approval at each meeting of a simple majority of the votes cast by all shareholders entitled to vote who are present in person or by proxy at such meeting, except as otherwise expressly provided by the laws of England and Wales, Panamanian law, Carnival Corporation’s articles or by-laws or Existing Carnival plc Articles. If shareholders of either company do not approve the action, it generally will fail.
Class rights actions include:
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that such liquidation is not for the purpose of reconstituting all or a the voluntary liquidation, dissolution or winding up, or equivalent, of either company for which shareholder approval is required, other than as part of a voluntary liquidation, dissolution or winding up, or equivalent, of both companies at or about the same time provided

At any meeting of shareholders, all matters, except as otherwise expressly provided by the Bermuda Companies Act, Memorandum of Continuance or Bye-laws, are decided by a majority of the votes cast by all shareholders entitled to vote who are present in person or proxy at such meeting. Each shareholder will be entitled to 1 vote per Common Share.

Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions

substantial part of the business of the two companies in one or more successor entities;
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the sale, lease, exchange or other disposition of all or substantially all of the assets of either company other than a bona fide commercial transaction for valid business purposes and at fair market value and not as part of a proposal the primary purpose of which is to collapse or unify the DLC arrangement;

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an adjustment to the equalization ratio, other than in accordance with the Equalization Agreement;

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any amendment, removal or alteration of any of the provisions of Existing Carnival plc Articles and Carnival Corporation’s articles and by-laws which entrench specified core provisions of the DLC arrangement;

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any amendment or termination of the principal agreements under which the DLC arrangement is implemented, except where otherwise specifically provided in the relevant agreement;

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any amendment to, removal or alteration of the effect of certain tax-related provisions of Carnival Corporation or Existing Carnival plc Articles that would be reasonably likely to cause a mandatory exchange; and

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anything which the Carnival Corporation and Carnival plc Boards both agree should be approved as a class rights action.

No resolution by Carnival Corporation shareholders to approve a class rights action or joint electorate action will be approved unless a parallel Carnival plc shareholders’ meeting is held to vote on any equivalent resolution (or vice versa). In addition, no resolution will be approved as a joint electorate action unless one-third of the total votes capable of being cast by (i) the holders of the Carnival plc Shares, and (ii) the holders of the Carnival Corporation common stock, are cast on the resolution proposing the joint electorate action.
The Carnival Corporation and Carnival plc Boards of Directors may:
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decide to seek approval from shareholders for any matter that would not otherwise require such approval;

•
require any joint electorate action to instead be approved as a class rights action; or

•
specify a higher majority vote than the majority that would otherwise be required by applicable laws and regulations.

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions
Equalization Ratio
The Equalization Agreement, entered into on April 17, 2003 by Carnival Corporation and Carnival plc in connection with the DLC structure, governs the equalization ratio, which reflects the relative economic and voting interests represented by an individual share of common equity in each company. As of February 20, 2026, the “equalization ratio” between shares of Carnival Corporation common stock and Carnival plc Shares was 1:1, so one share of Carnival Corporation common stock is entitled to the same economic and voting interests in Carnival Corporation & plc as one Carnival plc ordinary share.
Issuances of or transactions affecting Carnival Corporation’s share capital or that of Carnival plc will be implemented in a way which will not give rise to a materially different financial effect as between the interests of the holders of Carnival Corporation shares and the interests of the holders of Carnival plc Shares, unless approved as a class rights action.
If any such issue or transaction involves any of the following:
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a rights issue of shares at less than market value;

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an offer of any securities, or a grant of any options, warrants or other rights to subscribe for, purchase or sell any securities, to shareholders by way of rights;

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non-cash distributions to shareholders and share repurchases involving an offer made to all or substantially all of the shareholders of a company to repurchase their shares at a premium to market value;

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a consolidation or subdivision of shares; or

•
an issue of shares to shareholders for no consideration or solely by way of capitalization of profits or reserves,

then an automatic adjustment to the equalization ratio will occur, unless the Carnival Corporation and Carnival plc Boards, in their sole discretion, undertake:
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an offer or action having regard to the then existing equalization ratio; the timing of the offer or action and any other relevant circumstances, is, in the reasonable opinion of the Boards of Carnival Corporation and Carnival plc, financially equivalent, but not necessarily identical, in respect of, on the one hand, holders of Carnival Corporation shares, and, on the other hand, holders of Carnival plc Shares, and does not materially disadvantage either company’s shareholders, which is referred to as a “matching action”; or

•
an alternative to such automatic adjustment that has been approved as such by a class rights action.

Neither the Carnival Corporation Board nor the Carnival plc Board will be under an obligation to undertake any such matching action or to seek approval of an alternative as a class rights action if any issue or transaction referred to above is not covered by an automatic adjustment to the equalization ratio, and no automatic adjustment to the equalization ratio will then occur, but the Carnival Corporation Board or the Carnival plc Board (as applicable) will have the right (in their sole discretion), but not the obligation, to undertake a matching action, or to seek approval of an adjustment to the equalization ratio as a class rights action.
Not applicable.
Appraisal Rights	Shareholders of a company incorporated under the laws of England and Wales do not have appraisal rights.	Under Panamanian law, shareholders of a corporation do not have appraisal rights.	A dissenting shareholder of a Bermuda company is entitled to be paid the fair value of such shareholder’s shares in an

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions

amalgamation, merger or squeeze out. Under Bermuda law, in the event of an amalgamation or merger of a Bermuda company with another company or corporation, a shareholder of the Bermuda company who did not vote in favor of the amalgamation or merger and who is not satisfied that fair value has been offered for such shareholder’s shares may, within one month of notice of the shareholders’ meeting, apply to the Supreme Court of Bermuda to appraise the fair value of those shares.

Significant and related party transactions
Under the laws of England and Wales, certain transactions between a company and its directors require shareholder approval. A director who is directly or indirectly interested in a matter that does, or could, relate to the affairs of the company has a duty to declare the nature and extent of that interest to the board.
Except as otherwise provided in the Existing Carnival plc Articles, a Carnival plc Director may not vote on a Board resolution concerning a matter in which they have a material interest.
In addition, the FCA rules require Carnival plc to notify its shareholders of certain significant transactions outside the ordinary course of business once their size has been assessed relative to various classification tests. Depending on that classification – i.e. the size of the transaction relative to the size of the company undertaking it - a company is required to comply with certain disclosure requirements and, in the case of a reverse takeover (in effect, a transaction to acquire a business larger than the company itself on one of the classification tests), obtain shareholder approval prior to completion of the transaction.
The FCA rules also seek to prevent related parties, such as directors and major (20% or more) shareholders and their associates, from taking advantage of their position when transacting with the company. As
Panamanian law does not require shareholder approval for related party transactions unless there is a specific provision in the Articles of Incorporation or By-laws.
Bermuda law provides that directors who have an interest in certain transactions with the company, or in parties to such transactions, must disclose the nature of that interest to the board. Unless authorized to act on related matters by the board, interested directors cannot vote or be counted for quorum purposes on matters in which they have an interest.

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions

with significant transactions, a non-ordinary course transaction with a related party meeting certain materiality thresholds by reference to various classification tests must be disclosed to shareholders and that announcement must include a statement by the board that, having obtained advice from a financial adviser appointed as a sponsor under the FCA rules, the transaction is fair and reasonable as far as shareholders are concerned.

Protection of minority interests
A shareholder of a company incorporated under the laws of England and Wales may apply to the court under the UK Companies Act for an order that the company’s affairs are being conducted in a manner which is unfairly prejudicial to the interests of its shareholders generally, or to certain shareholders (which may include the petitioner), or that any actual or proposed omission of the company is or would be so prejudicial.
An English court may make such order as it thinks fit, including an order to purchase the shares held by the petitioning shareholder.
A shareholder may also bring a derivative claim against a director on behalf of the company where the shareholder can seek to demonstrate that the director has been negligent, is in default or has committed a breach of their duties or has committed a breach of trust, in each case in relation to the company.
Shareholders may bring proceedings in their own name and for their own benefit to enforce compliance with a company’s articles of association and to remedy an abuse by the directors of their fiduciary powers.

Under Panamanian law, the General Assembly of Shareholders is the supreme power of the company, but in no case can it by a vote of the majority deprive the shareholders of vested rights nor impose upon them, a resolution of any kind incongruent with the by-laws, except as provided under Panamanian law. A shareholder holding at least 5% of the issued and outstanding capital stock of the corporation may request the General Assembly of Shareholders to appoint auditors for examination of the balance sheet, or the incorporation records of the corporation, or the management thereof, but if such proposal is rejected, a judge may without further proceeding appoint such auditors. Nevertheless, the Articles of Incorporation or by-laws may regulate this matter and such rights of the stockholders.

Class actions and derivative actions are generally not available to shareholders under Bermuda law, except in certain limited circumstances involving actions beyond the corporate powers of the company, that are illegal, ultra vires or involving fraud or dishonesty.

Information rights
Shareholders have a right to receive a copy of a company’s annual report and accounts and all notices of corporate actions and accompanying documents such as notices of general meetings, circulars, prospectuses and offer documentation.
Under the UK Companies Act, a company is required to maintain a

Panamanian law does not regulate or grant to individual stockholders the right to inspect the corporate books and records. However, as noted above, a shareholder holding at least 5% of the issued and outstanding capital stock of the corporation may request the General Assembly of Shareholders to appoint auditors for examination of

Under Bermuda law, members of the general public have a right to inspect the public documents of a company available at the office of the Registrar of Companies in Bermuda, including its organizational documents. A company is required to maintain a share register and a register of directors and officers in Bermuda, which is open to

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions
number of statutory books and registers. Subject to certain conditions, shareholders have the right to inspect certain of these books and registers.
the balance sheet, or the incorporation records of the corporation, or the management thereof, but if such proposal is rejected, a Judge may without further proceeding appoint such auditors. Nevertheless, the Articles of Incorporation or by-laws may regulate this matter and such rights of the stockholders.
inspection by shareholders and members of the general public. Bermuda law does not, however, provide a general right for shareholders to inspect or obtain copies of any other corporate records.
Number of Directors and Size of Board
Under the Existing Carnival plc Articles, unless otherwise determined by ordinary resolution, the number of directors shall be no less than three (3) and no more than 25 (or such lesser maximum as the directors may from time to time resolve). Any change in the minimum number of directors, or an increase in the maximum number of directors, will require an amendment to the articles.

Panamanian law requires a minimum of three (3) members. The Articles of Incorporation provides that there shall be no less than three (3) and no more than 25 (or such lesser maximum as the directors may from time to time resolve). Any change in the maximum number of directors will require an amendment to the articles.

No less than nine (9) and no more than 14 (as determined from time to time by resolution of the Board). Any change in the minimum number of directors, or an increase in the maximum number of directors, will require an amendment to the Bye-Laws.

Election of Directors
Resolutions relating to the appointment, removal and re-election of directors are considered as a joint electorate action and voted upon by the shareholders of each company effectively voting together as a single decision-making body. No person may be elected or appointed to serve on the Carnival plc Board unless that person is also elected to be a member of the Carnival Corporation Board. Any Carnival plc Director who resigns from the Carnival plc Board must also resign from the Carnival Corporation Board and vice versa.
Under the Existing Carnival plc Articles, a person may not be appointed as a director at a general meeting unless (i) they are recommended by the Carnival plc Board or (ii) they are proposed for appointment by a Carnival plc Shareholder, with such notice, together with other specified information, having been received by Carnival plc not less than 7 days nor more than 42 days before the relevant general meeting.
Carnival plc directors currently put themselves forward for election or re-election at each annual shareholder meeting, in accordance with the UK Code.

Resolutions relating to the appointment, removal and re-election of directors are considered as a joint electorate action and voted upon by the shareholders of each company effectively voting together as a single decision-making body. No person may be elected or appointed to serve on the Carnival Corporation Board unless that person is also elected to be a member of the Carnival plc board. Any Carnival Corporation directors who resign from the Carnival Corporation Board must also resign from the Carnival plc Board and vice versa.
Carnival Corporation’s by-laws permit a shareholder holding any percentage of the Common Shares in issue to propose for election as a director someone who is not an existing director or is not proposed by the Board of Directors. Where a director is to be elected at an annual general meeting or special general meeting, notice of any such proposal for election must be received by Carnival Corporation not less than 7 days nor more than 42 days before such meeting.

Approval by a majority of the votes cast is required to appoint a director; provided that, where the number of persons validly proposed for re-election or election as a director is greater than the number of directors to be elected, the persons receiving the most votes (up to the number of directors to be elected) will be elected as directors, and an absolute majority of the votes cast will not be required for the election of such directors.
A shareholder holding any percentage of the Common Shares in issue may propose for election as a director someone who is not an existing director or is not proposed by the Board of Directors. Where a director is to be elected at an annual general meeting, notice of any such proposal for election must be given not less than 90 days nor more than 120 days before the one-year anniversary of the preceding year’s annual meeting of shareholders, or where a director is to be elected at a special general meeting, notice of any such proposal for election must be given not less than 90 days nor more than 120 days before such meeting.

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions

The UK Code also sets certain expectations (which work on a ‘comply or explain’ basis) as to the constitution of the Board including that (i) the role of the Chair and CEO should not be combined (ii) at least half of the Board should be comprised of independent non-executive directors (iii) notice periods in service contracts should be set at one (1) year or less and (iv) all directors should be subject to annual re-election.
The UK Code and FCA rules also set expectations for the constitution, composition and role of certain board committees.

Directors’ powers and duties
Subject to the UK Companies Act and a company’s articles of association, the business of the company shall be managed by the directors who may exercise all the powers of the company.
The UK Companies Act sets out the general statutory duties which directors owe to the company. These include a duty to:
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act within the powers conferred on them – i.e. in accordance with the company’s constitution;

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promote the success of the company – i.e. act in good faith in what they consider to be the best interests of its shareholders;

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exercise independent judgment;

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exercise reasonable care, skill and diligence;

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avoid conflicts of interest;

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not accept benefits from third parties; and

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declare interests in proposed transactions or existing arrangements.

The Existing Carnival plc Articles allow the Directors of Carnival plc to authorize a particular Director’s conflict of interest. Anything done, or omitted to be done, by the relevant

Panamanian law states that the Board of Directors shall have absolute control and full direction over the corporation’s affairs, and the Board shall exercise all those powers except such as are vested or reserved by the Law, by the Articles of Incorporation or by the by-laws of the corporation, to the stockholders.

The Bermuda Companies Act authorizes the directors of a company, subject to its bye-laws, to exercise all powers of the company except those that are required by the Bermuda Companies Act or the company’s bye-laws to be exercised by the shareholders of the company. In accordance with common law as recognized in Bermuda, members of a board of directors owe a fiduciary duty to the company to act in good faith in their dealings with or on behalf of the company and exercise their powers and fulfill the duties of their office honestly. These duties include:
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a duty to act in good faith in the best interests of the company;

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a duty not to make a personal profit from opportunities that arise from the office of director;

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a duty to avoid situations in which there is an actual or potential conflict between a personal interest or the duties owed; and

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a duty to exercise powers for the purpose for which such powers were intended.

The Bermuda Companies Act imposes a duty on directors and officers of a Bermuda company:
•
to act honestly and in good faith with a view to the best interests of the company; and

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions

Director in accordance with the terms of such authorization will not be treated by the company as a breach of their duty to promote the success of the company, to exercise independent judgement or to exercise reasonable care, skill and diligence. Any benefit such director is permitted to receive pursuant to the terms of such authorization will not be treated as a breach of their duty not to accept benefits from third parties.

•
to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

The Bermuda Companies Act also imposes various duties on directors and officers of a company with respect to certain matters of management and administration.
Under Bermuda law, directors and officers generally owe fiduciary duties to the company itself, not to the company’s individual shareholders or members, creditors, or any class of shareholders, members or creditors. Shareholders of Carnival Corporation Ltd. may not have a direct cause of action against its directors.

Removal of Directors
Under the laws of England and Wales, a director of a company may be removed with or without cause by ordinary resolution. The affected director is, pursuant to the UK Companies Act, entitled to be heard at the meeting convened to remove him.

Panamanian law provides that a director may be removed with or without cause by the holders of a majority in voting power of the shares entitled to vote at an election of directors. Carnival Corporation’s by-laws provide that, subject to the provisions of Panamanian law, directors may be removed with or without cause only by a majority vote of a quorum of the shareholders.
A director may be removed with or without cause by the shareholders by the affirmative vote of at least a majority of the votes cast.
Filling of Board Vacancies
The Existing Carnival plc Articles provide that vacancies on the Carnival plc Board of Directors may be filled by (i) a simple majority of the shareholders of Carnival plc (subject to the requirement for the director being appointed to also be a director of Carnival Corporation), or (ii) the Carnival plc Board, provided that the appointment does not cause the number of directors to exceed the maximum number of directors permitted by the articles.

Carnival Corporation’s by-laws provide that vacancies on the Carnival Corporation Board of Directors will be filled by a majority of the directors then in office, even though less than a quorum, provided that any such person is appointed to both the Carnival Corporation Board and the Carnival plc Board at the same time. If only one director remains in office, the director will have the power to fill all vacancies. If there are no directors, Carnival Corporation’s Secretary may call a meeting at the request of any two shareholders for the purpose of appointing one or more directors.

Carnival Corporation Ltd.’s Bye-Laws will provide that vacancies on the Board of Directors may be filled only by a majority of the directors then in office, if a quorum remains. If no quorum of Directors remains, the shareholders will have the power to fill vacancies.

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions
Directors’ compensation or remuneration
Companies incorporated in England and Wales and subject to the FCA rules are required to (i) publish an annual board-approved report on directors’ remuneration (ii) put a non-binding resolution to shareholders on the remuneration report at their annual general meeting (iii) prepare a directors’ remuneration policy every three years (in accordance with which all payments to directors must be made) and (iv) put a binding resolution to shareholders on the remuneration policy every three years.
The UK Code also sets expectations regarding remuneration of directors, such as establishing a remuneration committee of independent non-executive directors with delegated responsibility for determining the policy for executive director remuneration.
The Existing Carnival plc Articles also set certain limits on the aggregate amount of fees payable to non-executive Directors each year.
		Panamanian law is silent on this matter and, therefore, it is regulated by the Articles of Incorporation and By-laws of the company, which provide that Directors’ compensation is set by the Board.	Bermuda law is silent on this matter and, therefore, it is regulated by the Bye-Laws of Carnival Corporation Ltd., which will provide that Directors’ compensation will be set by the Board.
Quorum for Shareholder Meetings
According to the Existing Carnival plc Articles, the presence in person or by proxy at any meeting of at least three (3) shareholders of Carnival plc entitled to vote constitutes a quorum for the transaction of business at such meeting, except as otherwise required by applicable law or regulation or the Existing Carnival plc Articles.
In addition, where a joint electorate action or class rights action is to be considered at a shareholder meeting, one of the members present (in person or by proxy) must be the holder of the Carnival plc special voting share.

According to Carnival Corporation’s by-laws, the presence in person or by proxy at any meeting of Carnival Corporation shareholders holding at least one-third of the total votes entitled to be cast constitutes a quorum for the transaction of business at such meeting, except as otherwise required by applicable law or regulation or Carnival Corporation’s articles and by-laws.
In addition, in order for a quorum to be validly constituted with respect to meetings of Carnival Corporation shareholders convened to consider a joint electorate action or class rights action, DLC SVC Limited must be present at such meeting.

Two or more persons present in person at the start of the meeting and representing in person or by proxy in excess of 33 1∕3% of all issued and outstanding Common Shares shall constitute a quorum; provided that if Carnival Corporation Ltd. at any time has only one shareholder, one shareholder present in person or by proxy will form a quorum for the transaction of business at any general meeting held during such time.

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions
Calling Meetings of Shareholders
If Carnival plc proposes to undertake a joint electorate action or class rights action at a meeting of shareholders, it must immediately give notice to Carnival Corporation of the nature of the joint electorate action or the class rights action proposed to taken. Unless such action is proposed to be taken at the annual meeting of shareholders, the Carnival plc Board must convene a general meeting for the purpose of considering a resolution to approve the joint electorate action or class rights action. Such meeting will be held as close in time as practicable with the parallel shareholder meeting convened by Carnival Corporation for purposes of considering such joint electorate action or class rights action.
If Carnival plc receives notice from Carnival Corporation that Carnival Corporation proposes to undertake a joint electorate action or a class rights action, the Carnival plc Board must convene a meeting of Carnival plc shareholders as close in time as practicable to the Carnival Corporation meeting and must propose an equivalent resolution as that proposed at the Carnival Corporation meeting. Carnival plc must cooperate fully with Carnival Corporation in preparing resolutions, explanatory memoranda or any other information or material required in connection with the proposed joint electorate action or class rights action.
A general meeting of a public company incorporated in England and Wales must be called on 21 clear days’ notice (in the case of an annual general meeting) or 14 clear days’ notice (in any other case provided certain conditions under the UK Companies Act are satisfied), unless the shareholders agree to shorter notice. Such notice must state the general nature of the business of the meeting. Public companies incorporated in England and Wales are obliged to hold an annual general meeting each year.

Carnival Corporation Ltd.’s Board of Directors must convene an annual general meeting and any of the board of directors, the president or the secretary may convene a special general meeting.
Under Bermuda law, shareholders holding at least 10% of a company’s outstanding shares also may require the company to convene a special general meeting.

Shareholder Proposals
Members representing 5% of the voting rights of a company, or 100 members who have a right to vote at a meeting and have paid up an average of £100 of share capital may require by notice to the company the circulation to members of a resolution to be proposed at a meeting which must be convened within a prescribed time.
The Existing Carnival plc Articles provide that general meetings of shareholders may be called by the Carnival plc Board of Directors at such times and places as it determines.

Carnival Corporation’s by-laws permit shareholders who represent either (i) 5% of the outstanding shares of common stock of Carnival Corporation or (ii) 100 shareholders, to submit proposals to be considered at the annual meeting of shareholders. Notice of the shareholders’ proposal must be received by Carnival Corporation no later than six weeks prior to the annual meeting of shareholders to which the proposal relates.

Carnival Corporation Ltd.’s Bye-Laws will permit shareholders who represent either (i) 5% of the issued and outstanding Common Shares or (ii) 100 shareholders to submit proposals to be considered at the annual meeting of shareholders. Notice of the shareholders’ proposal must be received by Carnival Corporation Ltd. not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting of shareholders.

Shareholder Action by Written Consent	Under the UK Companies Act, a public company cannot pass shareholder resolutions by way of written consent and shareholder resolutions must be passed in general meeting.	Carnival Corporation’s articles specifically prohibit shareholder action by written consent.	Carnival Corporation Ltd.’s Bye-Laws will specifically prohibit shareholder action by written consent.

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions
Amendment of Governing Documents
Under the laws of England and Wales, the articles of association of a company may be amended by special resolution.
Any amendment to the provisions of the Existing Carnival plc Articles which entrench the DLC structure requires approval as a class rights action. The entrenched provisions of the articles include (but are not limited to) matters relating to:
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the special voting share;

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anti-takeover provisions;

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dividends and distributions; and

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liquidation.

All provisions of the Existing Carnival plc Articles other than entrenched provisions, except as provided below, may be amended by the shareholders of Carnival Corporation and Carnival plc voting together in a joint electorate action. Amendments to Existing Carnival plc Articles require approval, whether in a class rights action or joint electorate action, of at least 75% of all votes cast with respect thereto, including votes cast by the Carnival plc special voting share, at a meeting of Carnival plc shareholders.

Under Panamanian law, unless the articles of incorporation require a greater vote, an amendment to the articles of incorporation may be made:
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by the stockholders or their proxies of all the issued and outstanding stock of the corporation entitled to vote;

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by means of a resolution passed by stockholders or their proxies of the majority of the outstanding stock of the corporation entitled to vote; and

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in case the amendment to the articles consists of any change in the preference of shares of any class, by means of a resolution passed by holders or their proxies of the majority of the outstanding stock of the corporation entitled to vote of each class.

Any amendment to the provisions of Carnival Corporation’s articles which entrench the DLC arrangement requires approval as a class rights action. The entrenched provisions of the articles include matters relating to:
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the special voting share;

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anti-takeover provisions;

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dividends and distributions;

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amendments to Carnival Corporation’s articles and by-laws; and

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liquidation.

All other provisions of Carnival Corporation’s articles, except as provided below, may be amended by the shareholders of Carnival Corporation and Carnival plc voting together in a joint electorate action. Amendments to Carnival Corporation’s articles require approval, whether in a class rights action or joint electorate action, of a majority of all votes entitled to be cast with respect thereto, including votes entitled to be cast by the Carnival Corporation special voting

The Bye-laws will provide that no bye-law will be rescinded, altered or amended, and no new bye-law will be made, unless it has been approved by a resolution of the board of directors and by a resolution of the shareholders holding at least a majority of the issued and outstanding Common Shares. The Memorandum of Continuance will not be rescinded, altered or amended without a resolution of the board of directors and a resolution of the shareholders having majority votes in the affirmative.
The articles of Carnival plc which entrench the DLC structure will be removed upon the Scheme of Arrangement becoming effective, and the Carnival Corporation Ltd. Bye-laws will not contain the provisions of the articles and by-laws of Carnival Corporation which entrench the DLC structure.

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions

share, at a meeting of Carnival Corporation shareholders.
Under Panamanian law, the board of directors of a corporation has the power to adopt, amend or repeal the by-laws of the corporation, unless specifically provided to the contrary by the articles of incorporation or in the by-laws approved by the shareholders. Carnival Corporation’s by-laws provide that the by-laws may be altered, amended, supplemented or repealed or new by-laws may be adopted, by the board of directors or by vote of the holders of the shares entitled to vote in the election of directors. Any by-laws adopted, altered or supplemented by the board of directors may be altered, amended, supplemented or repealed by the shareholders entitled to vote thereon.
Any amendment to or repeal of the provisions of Carnival Corporation’s by-laws which entrench the DLC arrangement will also require approval as a class rights action. Any amendment to or repeal of Carnival Corporation’s by-laws other than any of Carnival Corporation’s entrenched by-laws may be approved and effected by the Carnival Corporation Board without the approval of Carnival Corporation shareholders or the shareholders of Carnival plc. The entrenched provisions of the by-laws include matters relating to:
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the transferability of the special voting share;

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the scope of, and voting rights and procedures in relation to, joint electorate actions, class rights actions and procedural resolutions; and

•
election, qualification and disqualification of directors.

Indemnification of Directors and Officers
Existing Carnival plc Articles provide that Carnival plc may indemnify any director, officer or employee of Carnival plc, including by purchasing and maintaining insurance against liability for such directors, officers or employees, in so far as is permitted

Carnival Corporation’s articles provide for the indemnification of each person, and the heirs, executors or administrators of such person, who was or is a party to or is threatened to be made a party to any threatened, pending or completed

Carnival Corporation Ltd.’s Bye-Laws will provide for the indemnification of each person, and the heirs, executors or administrators of such person, who was or is a party to or is threatened to be made a party to any threatened, pending or

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions

by the UK Companies Act. Any indemnities granted to directors must be disclosed as part of the company’s annual report and accounts.
Under the UK Companies Act, a company is not permitted to indemnify a director or officer of the company against any liability in respect of any negligence, default, breach of duty or breach of trust in relation to the company. Companies, however, may:
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purchase and maintain liability insurance for officers and directors; and

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provide indemnities to director against certain liabilities incurred by him to a third party.

Carnival plc has entered into agreements with each of its directors providing essentially the same indemnities as are described above.

action, suit or proceeding, by reason of the fact that such person is or was a director or an officer of Carnival Corporation or Carnival plc or is or was serving at the request of Carnival Corporation or Carnival plc as a director or officer of another enterprise, to the fullest extent and in the manner set forth in and permitted by Panamanian law, and any other applicable law, as from time to time in effect.
This right of indemnification is not exclusive of any other rights to which a director or officer may be entitled. Any repeal or modification of the applicable provisions of the General Corporation Law of Panama will not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part on any such state of facts. Carnival Corporation has the power to purchase and maintain insurance in respect of Carnival Corporation and Carnival plc’s indemnification obligations.

completed action, suit or proceeding, by reason of the fact that such person is or was a director or an officer of Carnival Corporation Ltd. or is or was serving at the request of Carnival Corporation Ltd. as a director or officer of another enterprise, to the fullest extent and in the manner set forth in and permitted by Bermuda law, and any other applicable law, as from time to time in effect and except for matters involving fraud or dishonesty.
This right of indemnification is not exclusive of any other rights to which a director or officer may be entitled. Any repeal or modification of the applicable provisions of the Bermuda Companies Act will not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part on any such state of facts. Carnival Corporation Ltd. will have the power to purchase and maintain insurance in respect of Carnival Corporation Ltd.’s indemnification obligations.

Takeover Restrictions
Takeovers of public companies incorporated in England and Wales whose shares are admitted to trading on a UK regulated market, a UK MTF or a stock exchange in the Channel Islands or the Isle of Man are governed by the City Code. The City Code is administered by the UK Takeover Panel. The City Code is designed principally to ensure that shareholders in a target company are treated fairly and are not denied the opportunity to decide on the merits of a takeover and that shareholders of the same class are afforded equal treatment by a bidder. The City Code prescribes a framework within which takeovers are to be conducted.
Directors would, in a takeover context, be bound by their general duties to promote the success of the company for the benefit of its shareholders as a whole. If a takeover offer is received by a company which is subject to the City

Under Panamanian law, directors are responsible for the good management and in general for the execution or faulty fulfillment of their obligations to administer the corporation’s affairs. There is limited legislative or judicial guidance on takeover issues in the Republic of Panama and it is difficult to anticipate how a Panamanian court will react or resolve a matter concerning application of a policy of judicial deference to board of directors’ decisions to adopt anti-takeover measures in the face of a potential takeover where the directors are able to show that (1) they had reasonable grounds for believing that there was a danger to corporate policy and effectiveness from an acquisition proposal and (2) the board action taken was reasonable in relation to the threat posed.
Carnival Corporation’s articles contain provisions which would apply to any person, or group of persons

Takeovers of public companies domiciled in Bermuda are governed by the Bermuda Companies Act. The Bermuda Companies Act is administered by the Bermuda Registrar of Companies.
Under Bermuda law, directors are responsible for the management of the business of the company.
Bermuda law does not impose an all-embracing code of conduct on directors’ duties.
There is limited guidance on takeover issues in Bermuda beyond the provisions of the Bermuda Companies Act. A Bermuda court would also be guided by applicable common law when resolving matters concerning the adoption of anti-takeover measures in the event of a takeover attempt.
Directors would, in a takeover context, be bound by their common law fiduciary duties (i.e. inter alia,

	Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions

Code, the board of directors must provide a recommendation as to the action that shareholders should take in respect of the offer, subject to law, regulation and the general duties referred to above.
In addition, unless the UK Takeover Panel agrees otherwise, the City Code requires a person who acquires shares which carry 30% or more of the voting rights of a company to make a takeover offer for all the shares of the company. In the context of companies within the scope of the City Code which form part of a DLC structure, such as Carnival plc, the UK Takeover Panel would normally conclude that the trigger for a mandatory offer under the City Code should be by reference to the acquisition of voting rights of the combined companies (that is, Carnival plc and Carnival Corporation). However, the strict application of these requirements on an aggregate voting basis may not always apply.
In any case, the Existing Carnival plc Articles contain provisions which would apply to any person, or group of persons acting in concert, that acquires shares in Carnival Corporation & plc which would trigger a mandatory offer under the City Code if applied to Carnival Corporation & plc on a combined basis.
acting in concert, that acquires shares in Carnival Corporation & plc which would trigger a mandatory offer obligation as if the City Code applied to Carnival Corporation & plc on a combined basis.
duties to act in good faith and avoid conflicts of interest) and statutory duties (i.e. inter alia, compliance with requirements of the Bermuda Companies Act in connection with the management of the company).
If a takeover offer is received by a public company, the board of directors may choose to recommend that the company’s members accept, or reject, the offer, subject to applicable law, regulation and the general duties referred to above.
Following the completion of the DLC Unification and Redomiciliation Transactions, Carnival Corporation Ltd. will not be subject to the City Code or its mandatory offer obligations or related provisions.
The Bye-laws include anti-takeover provisions that may discourage a change of control. These provisions provide for, inter alia,:
•
restrictions on the time period in which directors may be nominated; and

•
the board of directors to determine the powers, preferences and rights of Carnival Corporation Ltd.’s preference shares and to issue the preference shares without shareholder approval.

These provisions could make it more difficult for a third party to acquire Carnival Corporation Ltd., even if the third party’s offer may be considered beneficial by many shareholders. As a result, shareholders may be limited in their ability to obtain a premium for their shares.

Ownership Limitations, Transfer Restrictions and Liability of Shareholders
Existing Carnival plc Articles do not contain ownership limitations or transfer restrictions related to tax considerations arising from Section 883 of the Code.
Under the laws of England and Wales, shares are transferable in accordance with the issuing company’s articles of association. There are only limited circumstances in which Carnival plc may refuse to register a transfer of shares under its

In general, under Section 883 of the Code, certain non-U.S. corporations are not subject to U.S. federal income tax or branch profits tax on U.S. source income derived from, or incidental to, the international operations of a ship or ships. The regulations provide, in general, that a foreign corporation organized in a qualified foreign country and engaged in the international operation of ships and aircraft will exclude such income from gross

Carnival Corporation Ltd.’s Bye-Laws will be substantively consistent with the provisions currently contained in the Existing Carnival Corporation Charter with certain technical amendments, including updates to the definition of “Permitted Transferees” and to the procedures relating to waivers of the 4.9% limit and transfer restrictions by the Carnival Corporation Ltd. board of directors.

Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions

articles. The FCA rules also require shares listed on the ESCC segment to be freely transferable.
The FCA rules require that a person must notify a public company such as Carnival plc if their interest in the company reaches 3% (and thereafter where their interest increases or decreases by 1%). The company must notify such changes to the market.
The liability of a shareholder to a company incorporated in England and Wales is limited to the amount (if any) which remains unpaid in respect of their shares. In the event of an insolvent liquidation, the liquidator is not entitled to any contribution from shareholders to meet the company’s unsatisfied liabilities beyond the amounts (if any) which remain unpaid in respect of its share capital.

income for purposes of federal income taxation provided that the corporation can satisfy certain ownership requirements, including, among other things, that its stock be publicly traded. A corporation’s stock that is otherwise publicly traded will fail to satisfy this requirement if it is closely held, i.e., if 50% or more of its stock is owned by persons who each own 5% or more of the vote and value of the outstanding shares of the corporation’s stock.
Carnival Corporation’s articles provide that no one person or group of related persons, other than some members of the Arison family and various trusts established for their benefit, may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 4.9% of Carnival Corporation common stock, whether measured by vote, value or number. In addition, the articles generally restrict the transfer of any shares of Carnival Corporation common stock if such transfer would cause Carnival Corporation to be subject to U.S. federal income tax on certain of its shipping income.
If a purported transfer or other event, including owning shares of common stock in excess of the 4.9% limit on the effective date of the proposed amendment, results in the ownership of common stock by any shareholder in violation of the 4.9% limit, or causes Carnival Corporation to be subject to U.S. income tax on shipping operations, such shares of common stock in excess of the 4.9% limit, or which would cause Carnival Corporation to be subject to U.S. federal income tax on certain of its shipping income will automatically be designated as “excess shares” to the extent necessary to ensure that the purported transfer or other event does not result in ownership of common stock in violation of the 4.9% limit or cause Carnival Corporation to become subject to U.S. income tax on shipping operations, and any proposed transfer that would result in such an

Carnival plc Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Prior to the DLC Unification and Redomiciliation Transactions	Carnival Corporation Ltd. After the DLC Unification and Redomiciliation Transactions

event would be void. Any purported transferee or other purported holder of excess shares will be required to give Carnival Corporation written notice of a purported transfer or other event that would result in excess shares. The purported transferee or holders of such excess shares will have no rights in such excess shares, other than a right to the payments described in Carnival Corporation’s articles.
These provisions in Carnival Corporation’s articles could have the effect of delaying, deferring or preventing a change in Carnival Corporation’s control or other transaction in which Carnival Corporation shareholders might receive a premium for their shares of common stock over the then-prevailing market price or which such holders might believe to be otherwise in their best interest.

NOTICE TO HOLDERS RESIDENT IN CANADA
Canadian Resale Restrictions
The distribution of Common Shares of Carnival Corporation Ltd. in Canada is being made only on a private placement basis exempt from the requirement that Carnival Corporation Ltd. file a prospectus with the applicable securities regulatory authorities in Canada. Carnival Corporation Ltd. is not a reporting issuer in any province or territory of Canada. Its securities are not listed on any exchange in Canada and there is currently no public market for Carnival Corporation Ltd. Common Shares or Carnival Corporation Ltd. in Canada. Carnival Corporation Ltd. currently has no intention of becoming a reporting issuer in Canada, filing a prospectus with any securities regulatory authority in Canada to qualify the resale of the Common Shares of Carnival Corporation Ltd. to the Canadian public or listing its securities on any stock exchange in Canada.
Canadian holders of Common Shares of Carnival Corporation Ltd. will be able to trade their Common Shares outside of Canada in a transaction that is not subject to the prospectus filing requirements of Canadian securities laws or, if subject to the prospectus filing requirements, on a basis exempt from such requirements. Any resale of Common Shares of Carnival Corporation Ltd. in Canada must be made under available statutory exemptions from the prospectus requirements or under a discretionary exemption by the applicable Canadian securities regulatory authority.
Canadian holders of Common Shares of Carnival Corporation Ltd. are advised to seek legal advice prior to any resale of their securities.
Enforcement of Legal Rights
Carnival Corporation Ltd. will be organized under the laws of Bermuda assuming the Redomiciliation is consummated. All of the directors and officers of Carnival Corporation Ltd., as well as certain experts named in this registration statement, are expected to be located outside of Canada and, as a result, it may not be possible for Canadian holders of Carnival Corporation Ltd. Common Shares to effect service of process within Canada upon Carnival Corporation Ltd. or such persons. All or a substantial portion of the assets of Carnival Corporation Ltd. and such persons may be located outside of Canada and, as a result, it may not be possible to satisfy a judgment against Carnival Corporation Ltd. or such persons in Canada or to enforce a judgment obtained in Canadian courts against Carnival Corporation Ltd. or such persons outside of Canada.
Canadian Tax Considerations
The information provided under “Certain Material Tax Consequences” has not been prepared with regards to matters that may be of particular concern to Canadian residents and, accordingly, should be read with this in mind. No representation or warranty is made to a Canadian resident as to the tax consequences of (i) the DLC Unification and Redomiciliation Transactions and (ii) post-DLC Unification and Redomiciliation Transactions ownership of Common Shares of Carnival Corporation Ltd. Canadian residents are advised that an investment in the Common Shares of Carnival Corporation Ltd. may give rise to particular tax consequences affecting them. Accordingly, Canadian residents are strongly encouraged to consult with their tax advisors regarding the tax consequences of (i) the DLC Unification and Redomiciliation Transactions and (ii) post-Transaction ownership and disposition of Common Shares of Carnival Corporation Ltd.

LEGAL MATTERS
Paul, Weiss, Rifkind, Wharton & Garrison LLP has acted as special U.S. counsel to Carnival Corporation and Carnival plc in connection with the DLC Unification and Redomiciliation Transactions. Ashurst LLP has acted as special counsel to Carnival Corporation and Carnival plc with respect to the laws of England and Wales. Baker McKenzie LLP has acted as special counsel to Carnival Corporation and Carnival plc with respect to certain tax matters. Conyers Dill & Pearman has acted as special counsel to Carnival Corporation and Carnival plc with respect to the laws of Bermuda.

CARNIVAL PLC AND CARNIVAL CORPORATION FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS
Carnival Corporation Shareholders and Carnival plc Shareholders (to the extent permitted under Carnival Corporation’s and Carnival plc’s governing documents and U.S. and UK law, as applicable) may submit proposals for consideration at future shareholder meetings.
If the DLC Unification and Redomiciliation Transactions are not completed prior to the 2027 annual meetings of shareholders, in order for shareholder proposals to be considered for inclusion in a proxy statement in accordance with SEC Rule 14a-8 for the 2027 annual meetings of shareholders, the written proposals must be received by our Company Secretary no later than the close of business October 30, 2026. Such proposals will need to comply with applicable SEC regulations regarding the inclusion of shareholder proposals in proxy materials. The Existing Carnival Corporation By-laws establish advance notice procedures with regard to shareholder proposals that are not submitted for inclusion in the proxy statement, but that shareholders instead wish to present directly at an annual meeting of shareholders. To be properly brought before the annual meetings of shareholders, a notice of the proposal must be submitted to our Company Secretary at our headquarters no later than six clear weeks prior to the annual meetings of shareholders or, if later, the time at which the notice of such meeting is publicly disclosed. For shareholders of Carnival plc, the same requirements apply under UK law requirements to submit a notice of a proposal.
If the DLC Unification and Redomiciliation Transactions are completed prior to the 2027 annual meetings of shareholders, only an annual meeting of shareholders of Carnival Corporation Ltd. will be held. In order for shareholder proposals to be considered for inclusion in our proxy statement in accordance with SEC Rule 14a-8 for the 2027 annual meeting of shareholders, the written proposals must be received by our Company Secretary no later than the close of business October 30, 2026. Such proposals will need to comply with applicable SEC regulations regarding the inclusion of shareholder proposals in proxy materials. The Carnival Corporation Bye-Laws will establish advance notice procedures with regard to shareholder proposals that are not submitted for inclusion in the proxy statement, but that shareholders instead wish to present directly at an annual meeting of shareholders. To be properly brought before the annual meetings of shareholders, a notice of the proposal must be submitted to our Company Secretary at our headquarters no later than 90 days, and no earlier than 120 days, prior to the one-year anniversary of the preceding year’s annual meeting of shareholders.

EXPERTS
The consolidated financial statements of Carnival Corporation & plc (comprising Carnival Corporation and Carnival plc and their respective subsidiaries) as of November 30, 2025 and 2024 and for each of the two years in the period ended November 30, 2025, incorporated by reference in this proxy statement/prospectus, and the effectiveness of the Companies’ internal control over financial reporting, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The consolidated financial statements of Carnival Corporation & plc (comprising Carnival Corporation and Carnival plc and their respective subsidiaries) for the year ended November 30, 2023 incorporated in this proxy statement/prospectus by reference to the Annual Report on Form 10-K for the year ended November 30, 2025 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

HOUSEHOLDING OF PROXY STATEMENT AND PROSPECTUS
You may have received only one set of printed proxy materials, even though there are two or more shareholders at the same address.
Broadridge, the entity we retained to mail the proxy materials to Carnival Corporation’s registered owners and the entity retained by the brokerage community to mail the proxy materials to Carnival Corporation’s beneficial owners, have been instructed to deliver only one notice or set of proxy materials to multiple security holders sharing an address unless we have received contrary instructions from you or one of the other shareholders. We will promptly deliver a separate copy of the proxy materials for the Corporation Extraordinary General Meeting or for any future meetings to any shareholder upon written or oral request. To make such request, please contact Broadridge at:
866-540-7095
Broadridge Financial Solutions
Attention: Householding Department
51 Mercedes Way
Edgewood, New York 11717
Similarly, you may contact us through any of these methods if you receive multiple sets of proxy materials and would prefer to receive a single copy in the future.

WHERE YOU CAN FIND MORE INFORMATION
Availability of Reports and Other Information
Carnival Corporation and Carnival plc file combined reports, proxy statements and other information with the SEC. Copies of such information filed with the SEC may be obtained from the SEC’s website (www.sec.gov). These filings, which include our joint Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements on Schedule 14A, as well as any amendments to those reports and proxy statements, are available free of charge through our website (www.carnivalcorp.com/investor-relations) as soon as reasonably practicable after we file them with, or furnish them to, the SEC. The information contained on our website (www.carnivalcorp.com) is not incorporated into this proxy statement/prospectus. The reference to our website is intended to be an inactive textual reference only.
The periodic reports of Carnival Corporation and Carnival plc under the Exchange Act contain the consolidated financial statements of Carnival Corporation & plc.
You should only rely on the information contained in this proxy statement/prospectus and incorporated by reference in it.
Incorporation by Reference
Applicable securities laws allow us to “incorporate by reference” information into this proxy statement/prospectus, which means that we can disclose important information to you by referring you to another document filed separately with the SEC.
Carnival Corporation (File number 1-9610) and Carnival plc (File number 1-15136) are incorporating by reference into this proxy statement/prospectus the following documents or portions of documents filed with the SEC:
•
Carnival Corporation’s and Carnival plc’s joint Annual Report on Form 10-K for the fiscal year ended November 30, 2025, as filed on January 27, 2026 (the “Annual Report”);

•
Carnival Corporation’s and Carnival plc’s joint Current Report on Form 8-K as filed on February 12, 2026 and February 20, 2026; and

•
the information responsive to Part III of the Annual Report provided in Carnival Corporation’s and Carnival plc’s Proxy Statement on Schedule 14A filed on February 28, 2025 and incorporated by reference into the Annual Report.

In addition, each of Carnival Corporation and Carnival plc incorporates by reference any future filings it makes with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this proxy statement/prospectus and before the date of the Meetings (excluding any current reports on Form 8-K to the extent disclosure is furnished and not filed). Those documents are considered to be a part of this proxy statement/prospectus, effective as of the date they are filed.
You should rely only on the information contained in this document or that information to which this proxy statement/prospectus has referred you. Carnival Corporation and Carnival plc have not authorized anyone to provide you with any additional information.
Any statement contained in this proxy statement/prospectus or a document incorporated or deemed to be incorporated by reference into this proxy statement/prospectus will be deemed to be modified or superseded for purposes of this proxy statement/prospectus to the extent that a statement contained in this proxy statement/prospectus or any other subsequently filed document that is deemed to be incorporated by reference into this proxy statement/prospectus modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement/prospectus.
The documents incorporated by reference into this proxy statement/prospectus are available from Carnival Corporation and Carnival plc upon request. Carnival Corporation and Carnival plc will provide a copy of any and all of the information that is incorporated by reference in this proxy statement/prospectus to any person, without charge, upon written or oral request. If exhibits to the documents incorporated by reference in this proxy statement/prospectus are not themselves specifically incorporated by reference in this proxy statement/prospectus, then the exhibits will not be provided. Requests for such copies should be directed to the following:
CARNIVAL CORPORATION
CARNIVAL PLC
3655 N.W. 87TH AVENUE
MIAMI, FLORIDA 33178-2428
ATTENTION: COMPANY SECRETARY
TELEPHONE: (305) 599-2600, EXT. 18019
Except as provided above, no other information, including information on the website of Carnival Corporation & plc, is incorporated by reference into this proxy statement/prospectus.

GLOSSARY
Unless otherwise specified or if the context so requires, the following terms have the meanings set forth below for purposes of this proxy statement/prospectus:
“2005 ESPP”	the Carnival plc 2005 Employee Stock Purchase Plan;
“2024 Employee Share Plan”	the Carnival plc 2024 Employee Share Plan;
“2027 Notes”	Carnival Corporation’s 7.875% Debentures due 2027;
“2029 Notes”	Carnival plc’s 1.000% Senior Unsecured Notes due 2029;
“Adjournment Proposal”	the proposal to adjourn the Corporation Extraordinary General Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the GM Proposals;
“ADSs”	Carnival plc American Depositary Shares, each of which represents one Carnival plc Share;
“Appointed Stock Exchange”	a stock exchange that has been appointed by the Bermuda Minister of Finance pursuant to section 2(9) of the Bermuda Companies Act;
“Bermuda Companies Act”	the Bermuda Companies Act 1981, as amended;
“Boards of Directors”	the board of Directors of Carnival Corporation and the board of Directors of Carnival plc;
“Bye-Laws” or “Carnival Corporation Ltd. Bye-laws”	the bye-laws of Carnival Corporation Ltd. adopted as of the effective date of the Redomiciliation;
“Carnival Corporation Ltd. Constitutional Documents”	the Carnival Corporation Ltd. Memorandum of Continuance and Carnival Corporation Ltd. Bye-laws each adopted as of the effective date of the Redomiciliation;
“Carnival Corporation Shareholders”	the shareholders of Carnival Corporation from time to time;
“Carnival ESPP”	the Carnival plc UK Employee Share Purchase Plan;
“Carnival plc Court Meeting”
the meeting of Scheme Shareholders convened by order of the Court pursuant to section 896 of the UK Companies Act and in accordance with the Notice of Court Meeting set out in Annex A of this proxy statement/prospectus to consider and, if thought fit, approve the Scheme of Arrangement, including any adjournment, postponement or reconvention thereof, to be held on April 17, 2026 at 1:30 p.m. (BST);

“Carnival plc CREST Shareholders”	Scheme Shareholders who hold their Scheme Shares in uncertificated form through CREST (directly or through a broker or other nominee with a CREST account) immediately prior to the Scheme Record Time;
“Carnival plc General Meeting”
the general meeting of the Carnival plc Shareholders to be convened for the purposes of considering, and if thought fit approving, the GM Proposals (including any adjournment thereof), to be held on April 17, 2026 at the later of 1:40 p.m. (BST) or the conclusion or adjournment of the Carnival plc Court Meeting;

“Carnival plc Meetings”	the Carnival plc Court Meeting and the Carnival plc General Meeting;
“Carnival plc Share Plans”	the 2024 Employee Share Plan, the 2005 ESPP and the Carnival ESPP;
“Carnival plc Shares”	the ordinary shares of $1.66 each in the capital of Carnival plc;
“Carnival plc Shareholders”	the holders of Carnival plc Shares from time to time, any such holder being a “Carnival plc Shareholder”;
“Carnival plc special voting share”	the special voting share of £1 in the capital of Carnival plc (and referred to as the P&O Princess Special Voting Share in the Existing Carnival plc Articles);
“CCL DIs”	dematerialized depository interests issued by the CCL DI Depositary, each of which represents an entitlement to one underlying Common Share of Carnival Corporation Ltd.;
“CCL DI Custodian”	Equiniti Trust Company, LLC, in its capacity as custodian for the CCL DI Depositary;
“CCL DI Depositary”	Equiniti Financial Services Limited;
“City Code”	the UK City Code on Takeovers and Mergers;
“Common Shares”	common shares of Carnival Corporation Ltd., with a par value of US$0.01 per common share;
“Corporation Bye-Laws Proposal”
the resolution to be proposed at each of the GMs to adopt the Carnival Corporation Ltd. Bye-Laws in the form attached to this proxy statement/prospectus as Annex G, which will become effective as the Bye-Laws of Carnival Corporation Ltd. on and with effect from completion of the Redomiciliation;

“Corporation Extraordinary General Meeting”	the extraordinary general meeting of Carnival Corporation Shareholders;

“Corporation Memorandum of Continuance Proposal”
the resolution to be proposed at each of the GMs to adopt the Memorandum of Continuance in the form attached to this proxy statement/prospectus as Annex F, which will become effective as the memorandum of continuance of Carnival Corporation Ltd., on and with effect from completion of the Redomiciliation;

“Court”	the High Court of Justice in England and Wales;
“Court Order”	the order of the Court sanctioning the Scheme of Arrangement under section 899 of the UK Companies Act;
“CSN”	the corporate sponsored nominee service in respect of Common Shares of Carnival Corporation Ltd. provided by the Equiniti Nominee;
“CSN Shareholders”	Scheme Shareholders who hold their Scheme Shares in certificated form (that is, not in CREST) immediately prior to the Scheme Record Time and who are eligible to participate in the CSN;
“CSN Terms and Conditions”	the terms and conditions of the CSN;
“DLC Unification”
the proposed reorganization of the Carnival group to remove the DLC structure, whereby Carnival Corporation would become the sole parent company of the Carnival group by acquiring all the Carnival plc Shares pursuant to and in accordance with the terms of the Scheme of Arrangement;

“DLC Unification and Redomiciliation Transactions”	the DLC Unification and Redomiciliation;
“DLC Unification Proposal”
the resolution to be proposed at each of the GMs to approve the DLC Unification (including, with effect from the Scheme of Arrangement becoming effective, the termination of the Equalization Agreement) and the Redomiciliation;

“DRS”
the Direct Registration System, a system that allows electronic direct registration of securities in an investor’s name on the books of the transfer agent or issuer, and allows shares to be transferred between a transfer agent and broker electronically;

“DTC”	The Depositary Trust Company, a wholly-owned subsidiary of The Depositary Trust and Clearing Corporation;
“Eligible CSN Jurisdiction”	the United Kingdom, countries in the European Economic Area, Isle of Man, Channel Islands, Switzerland and Gibraltar;

“Equiniti Nominee”
the regulated firm providing the CSN and related regulated services (i.e. share dealing), being Equiniti Financial Services Limited which is registered in England & Wales with no. 06208699 and is authorised and regulated by the UK Financial Conduct Authority no. 468631;

“Excluded Shares”
any Carnival plc Shares which are:
(a)   held in treasury by Carnival plc;
(b)   registered in the name of or beneficially owned by Carnival Corporation or any subsidiary of Carnival Corporation and/or a nominee of the foregoing; or
(c)   Sanctions Affected Shares,
in each case, at any relevant date or time as the context permits;

“Existing Carnival Corporation By-laws”	Carnival Corporation’s third amended and restated by-laws;
“Existing Carnival Corporation Charter”	Carnival Corporation’s existing third amended and restated articles of incorporation;
“Existing Carnival Corporation Organizational Documents”	the Existing Carnival Corporation Charter and the Existing Carnival Corporation By-laws;
“Existing Carnival plc Articles”	the articles of association of Carnival plc in force as at the date of this document;
“FCA”	UK Financial Conduct Authority;
“GMs”	the Corporation Extraordinary General Meeting and the Carnival plc General Meeting;
“GM Proposals”
the DLC Unification Proposal, the Scheme Implementation Proposal, the PLC Scheme Articles Amendment Proposal, the Post-Scheme PLC Articles Amendment Proposal, the Corporation Memorandum of Continuance Proposal and the Corporation Bye-Laws Proposal;

“LSE”	London Stock Exchange plc;
“Main Market”	the main market for listed securities of the LSE;
“Meetings” or “Shareholder Meetings”	the Corporation Extraordinary General Meeting, the Carnival plc General Meeting and the Carnival plc Court Meeting;
“Memorandum of Continuance” or “Carnival Corporation Ltd. Memorandum of Continuance”	the memorandum of continuance of Carnival Corporation Ltd. adopted as of the effective date of the Redomiciliation;

“New CCL Shares”	the new Common Shares to be issued by Carnival Corporation Ltd. pursuant to the DLC Unification and Redomiciliation Transactions;
“NYSE”	New York Stock Exchange;
“PLC Scheme Articles Amendment Proposal”
the resolution to be proposed at each of the GMs to approve the adoption of the new articles of association of Carnival plc in the form attached to this proxy statement/prospectus as Annex H with effect from the passing of the proposal;

“Post-Scheme PLC Articles Amendment Proposal”
the resolution to be proposed at each of the GMs to approve the adoption of the new articles of association of Carnival plc in the form attached to this proxy statement/prospectus as Annex I, with effect from the Scheme of Arrangement becoming effective;

“Proposals”	the Scheme Proposal, the GM Proposals and the Adjournment Proposal;
“Redomiciliation”
the proposed migration of Carnival Corporation from the Republic of Panama, where Carnival Corporation is currently domiciled, to Bermuda as an exempted company limited by shares under the name of “Carnival Corporation Ltd.”;

“Restricted Shareholder”
any person who directly or indirectly owns, holds or controls any Carnival plc Shares with a registered address in, or who Carnival Corporation and/or Carnival plc reasonably believes to be a citizen, resident or national of, or resident and/or located in, any jurisdiction outside the United Kingdom or the United States in respect of whom:
(a)   Carnival Corporation and/or Carnival plc (as the case may be) is advised that the allotment, issue or delivery to such holder of New CCL Shares pursuant to the Scheme of Arrangement would or may infringe the laws or regulations of such jurisdiction; or
(b)   Carnival Corporation and/or Carnival plc (as the case may be) determines that it is unable to, or that it would be unduly onerous to comply, with any governmental or other consent or any other registration, filing or other formality in order to allot, issue and/or deliver to such holder of New CCL Shares pursuant to the Scheme of Arrangement, and Carnival Corporation has exercised its discretion, where applicable, to require Carnival plc to treat such person as a “Restricted Shareholder” for the purposes of the Scheme of Arrangement in accordance with its terms;

“Sanctioned Person”
any person or entity that is: (a) listed on any Sanctions List; (b) resident in, ordinarily located in, or incorporated, organized or domiciled under the laws of any Sanctioned Territory; (c) owned or controlled by a person or persons referred to in (a) or (b); or (d) otherwise subject to or targeted by any Sanctions;

“Sanctioned Shareholder”
any person who directly or indirectly owns, holds or controls any Carnival plc Shares and is a Sanctioned Person where the Sanctions that directly or indirectly target such person prohibit or restrict any relevant person from: (a) dealing in any Carnival plc Shares which such Sanctioned Person (directly or indirectly, including as or through a custodian or nominee) owns, holds or controls; or (b) dealing in any consideration payable by Carnival Corporation for the Scheme Shares to or for the benefit of such Sanctioned Person (including, without limitation, accepting, receiving, holding or transferring such consideration); or (c) otherwise engaging in any transaction or step contemplated by the Scheme in connection with or related to the Sanctioned Person;

“Sanctioned Territory”	any country or territory that is subject to or the target of any comprehensive territory- or country-wide Sanctions;
“Sanctions”
any economic or financial sanctions laws or regulations (including any asset freeze sanctions and transaction bans), as amended from time to time, administered, enacted or enforced by: (a) the United Kingdom; (b) the European Union or any member state thereof; (c) the United States of America; or (d) the United Nations; or (e) any other jurisdiction where the relevant sanctions laws or regulations are applicable to and binding on Carnival plc or Carnival Corporation;

“Sanctions Affected Shares”
any Carnival plc Share which is directly or indirectly owned, held or controlled by a person who is, or whom Carnival Corporation and/or Carnival plc reasonably believes to be, a Sanctioned Shareholder;

“Sanctions List”
the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control of the US Department of the Treasury, the Consolidated List of Persons, Groups and Entities subject to EU Financial Sanctions maintained by the European Commission, the UK Sanctions List published by the Foreign, Commonwealth and Development Office, or any other public list of persons targeted by Sanctions maintained by, or public announcement of Sanctions designation made by, any governmental or regulatory authority that administers, enacts or enforces Sanctions;

“Scheme” or “Scheme of Arrangement”
the proposed scheme of arrangement under Part 26 of the UK Companies Act between Carnival plc and Scheme Shareholders, as set out in Annex D of this document, with or subject to any modification, addition or condition agreed to by Carnival plc and Carnival Corporation and approved or imposed by the Court;

“Scheme Effective Date”	the time and date on which the Scheme of Arrangement becomes effective in accordance with its terms;
“Scheme Implementation Proposal”
the resolution to be proposed at each of the GMs to authorize the Boards of Directors of Carnival Corporation and Carnival plc to take all action necessary and appropriate for implementing the Scheme of Arrangement and the DLC Unification and Redomiciliation Transactions;

“Scheme Proposal”	the Scheme of Arrangement to be considered and voted on by Scheme Shareholders at the Carnival plc Court Meeting;
“Scheme Record Time”	6:00 p.m. (BST) on the day that is two Business Days prior to the Scheme Effective Date;
“Scheme Shareholders”	holders of Scheme Shares, and “Scheme Shareholder” shall mean any one of them;

“Scheme Shares”
any Carnival plc Shares:
(a)   in issue at the date of the Scheme of Arrangement;
(b)   issued after the date of the Scheme of Arrangement and prior to the Voting Record Time, if any; and
(c)   issued at or after the Voting Record Time and prior to the Scheme Record Time in respect of which the original or any subsequent holder thereof is bound by the Scheme of Arrangement, or shall by such time have agreed in writing to be bound by the Scheme of Arrangement, if any, in each case remaining in issue at the Scheme Record Time, but excluding any Excluded Shares at any relevant date or time;

“TISE”	The International Stock Exchange;
“Transfer Agent”	the transfer agent for the Common Shares, being Computershare Trust Company, N.A.;
“UK Companies Act”	the UK Companies Act 2006, as amended;
“UK Takeover Panel”	the UK Panel on Takeovers and Mergers; and
“Voting Record Time”
6:30 p.m. (BST) on the day which is two days (excluding any part of a day that is a non-working day) prior to the date of the Carnival plc Court Meeting or, if the Carnival plc Court Meeting is adjourned, 6:30 p.m. (BST) on the day which is two days (excluding any part of a day that is a non-working day) prior to the date of such adjourned meeting.

ANNEX A – NOTICE OF COURT MEETING OF CARNIVAL PLC SHAREHOLDERS
IN THE HIGH COURT OF JUSTICE BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES COMPANIES COURT (ChD)	No. CR-2025-006834
IN THE MATTER OF CARNIVAL PLC
and
IN THE MATTER OF THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that by an Order dated February 25, 2026 made in the above matters, the Court has given permission for a Meeting (the “Carnival plc Court Meeting”) to be convened of the Scheme Shareholders (as defined in the Scheme of Arrangement referred to below) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement (the “Scheme of Arrangement”) proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “UK Companies Act”) between Carnival plc and the Scheme Shareholders (as defined in the Scheme of Arrangement) and that the Carnival plc Court Meeting will be held at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States at 1:30 p.m. (BST) (8:30 a.m. (EDT)) on April 17, 2026, at which place and time all Scheme Shareholders (as defined in the Scheme of Arrangement mentioned below) are requested to attend, in person, by proxy or corporate representative. A live video broadcast of the Carnival plc Court Meeting will be hosted at Carnival House, 100 Harbour Parade, Southampton, SO15 1ST, United Kingdom. Scheme Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Scheme Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors of Carnival plc and Carnival Corporation present at the Carnival plc Court Meeting in Florida, but will not be treated as, or considered to be, “in attendance” at the Carnival plc Court Meeting.
A copy of the Scheme of Arrangement and a copy of the explanatory statement required to be furnished pursuant to section 897 of the UK Companies Act are incorporated in the document of which this Notice forms part.
Voting on the resolution to approve the Scheme of Arrangement will be by poll, which shall be conducted as the Chair of the Carnival plc Court Meeting may determine.
Right to appoint a proxy – procedure for appointment
Scheme Shareholders entitled to attend and vote at the Carnival plc Court Meeting may vote in person at such meeting or they may appoint another person as their proxy to attend, speak and vote in their stead. A proxy need not be a shareholder of Carnival plc (a “Carnival plc Shareholder”). A Scheme Shareholder may appoint more than one proxy provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that Scheme Shareholder. To appoint more than one proxy, please follow the notes contained in the Form of Proxy.
A BLUE Form of Proxy, for use at the Carnival plc Court Meeting, has been provided. Instructions for its use are set out on the form. It is requested that the BLUE Form of Proxy (together with any power of attorney or other authority under which it is signed, or a duly certified copy thereof) be returned to Carnival plc’s Registrar, Equiniti Limited, Aspect House, Spencer Road, Lancing BN99 6DA, by post to be received not later than 1:30 p.m. (BST) on April 15, 2026 or, in the case of an adjournment of the Carnival plc Court Meeting, 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time appointed for the adjourned meeting. However, if not so lodged, BLUE Forms of Proxy (together with any such authority, if applicable) may be (i) scanned and emailed to Equiniti at the following email address:

proxyvotes@equiniti.com; or (ii) handed to the Chair of the Carnival plc Court Meeting or a representative of Carnival plc’s Registrar, Equiniti, at the Carnival plc Court Meeting venue any time prior to the start of the Carnival plc Court Meeting (or any adjournment thereof).
Proxies may also be submitted electronically at Equiniti’s website, www.shareview.co.uk in accordance with the instructions set out in the BLUE Form of Proxy. For an electronic proxy instruction to be valid, the instruction must be received by Equiniti not later than 1:30 p.m. (BST) on April 15, 2026 or, in the case of an adjournment of the Carnival plc Court Meeting, 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time appointed for the adjourned meeting.
Members who hold their shares in uncertificated form through CREST who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so by using the procedures described in the CREST Manual available at www.euroclear.com.
In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear UK & International Limited (“Euroclear”) and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it relates to the appointment of a proxy or to an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID RA19) not later than 1:30 p.m. (BST) on April 15, 2026 or, in the case of any adjournment, not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time appointed for the adjourned meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the time stamp applied to the message by the CREST Application Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time, any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.
CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his or her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
Carnival plc may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.
If you are an institutional investor, you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by Carnival plc and approved by Equiniti, Carnival plc’s Registrar. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged by not later than 1:30 p.m. (BST) on April 15, 2026 or, in the case of an adjournment of the Carnival plc Court Meeting, 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time appointed for the adjourned meeting in order to be considered valid. Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.
However, if the CREST Proxy Instruction or electronic proxy instruction is not received by 1:30 p.m. (BST) on April 15, 2026, the BLUE Form of Proxy may be (i) scanned and emailed to Equiniti at the following email address: proxyvotes@equiniti.com; or (ii) handed to the Chair of the Carnival plc Court Meeting or a representative of Carnival plc’s Registrar, Equiniti, at the Carnival plc Court Meeting venue any time prior to the start of the Carnival plc Court Meeting (or any adjournment thereof).

Completion and return of a Form of Proxy, or the appointment of a proxy electronically using CREST (or otherwise electronically), will not prevent a Scheme Shareholder from attending, speaking and voting in person at the Carnival plc Court Meeting (or any adjournment thereof).
Voting Record Time
Entitlement to attend, speak and vote at the Carnival plc Court Meeting or any adjournment thereof and the number of votes which may be cast at the Carnival plc Court Meeting, will be determined by reference to the register of members of Carnival plc at 6:30 p.m. (BST) on April 15, 2026 or, if the Carnival plc Court Meeting is adjourned, 6:30 p.m. (BST) on the date which is two days (excluding any part of a day that is a non-working day) before the date fixed for the adjourned meeting. Changes to the register of members after the relevant time shall be disregarded in determining the rights of any person to attend, speak and vote at the Carnival plc Court Meeting.
Joint Holders
In the case of joint holders of Scheme Shares, the vote of the senior who tenders a vote whether in person or by proxy will be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority will be determined by the order in which the names stand in the register of members of Carnival plc in respect of the joint holding.
Corporate Representatives
As an alternative to appointing a proxy, any Scheme Shareholder which is a corporation may appoint one or more corporate representatives who may exercise on its behalf all its powers as a shareholder provided that if two or more corporate representatives purport to vote in respect of the same shares, if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way, and in other cases the power is treated as not exercised. Any corporate representative should bring to the Carnival plc Court Meeting evidence of their appointment(s), including authority under which it is signed, even if previously provided to Carnival plc’s registrar.
Holders of Carnival plc American Depositary Shares (“ADSs”)
The main contact for holders of Carnival plc ADSs who do not hold their investment directly is the registered shareholder, custodian or broker, or whoever administers the investment on their behalf. Holders of Carnival plc ADSs should deal with them in relation to any rights under the agreement with them to be appointed as proxy and to access, follow the business of, attend, participate in and vote at the Carnival plc Court Meeting.
By Order, the Court has appointed Joshua Ian Weinstein or, failing him, any other director of Carnival plc to act as Chair of the Carnival plc Court Meeting and has directed the Chair to report the result of the Carnival plc Court Meeting to the Court.
The Scheme of Arrangement will be subject to the subsequent sanction of the Court.
DATED: February 27, 2026
Ashurst LLP
London Fruit and Wool Exchange
1 Duval Square
London E1 6PW
Solicitors for Carnival plc

Notes:
1.
The statement of rights of Scheme Shareholders in relation to the appointment of proxies described in this Notice does not apply to nominated persons (as defined below). Such rights can only be exercised by Scheme Shareholders.

2.
Any person to whom this Notice of Court Meeting is sent who is a person nominated under Section 146 of the UK Companies Act to enjoy information rights (a “nominated person”) does not, in that capacity, have a right to appoint a proxy, such right only being exercisable by a member of Carnival plc. However, nominated persons may, under agreement with the member who nominated them, have a right to be appointed (or to have someone else appointed) as a proxy for the Carnival plc Court Meeting. If a nominated person does not have a right to be appointed (or to have someone else appointed) as a proxy for the Carnival plc Court Meeting, or does not wish to exercise such a right, they may still have the right under an agreement between themselves and the member who nominated them to give instructions to the member as to the exercise of voting rights at the Carnival plc Court Meeting.

ANNEX B – NOTICE OF GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS
NOTICE IS HEREBY GIVEN that a general meeting of Carnival plc (the “Carnival plc General Meeting”) will be held at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States at 1:40 p.m. (BST)/ 8:40 a.m. (EDT) on April 17, 2026 (or as soon thereafter as the Carnival plc Court Meeting (as defined in the document of which this notice forms part) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, passing the following resolutions. Proposals 1, 5 and 6 will be proposed as ordinary resolutions and are class rights actions, Proposal 2 will be proposed as an ordinary resolution and is a joint electorate action, Proposal 3 will be proposed as a special resolution and is a joint electorate action and Proposal 4 will be proposed as a special resolution and is a class rights action.
A live video broadcast of the Carnival plc General Meeting will be hosted at Carnival House, 100 Harbour Parade, Southampton, SO15 1ST, United Kingdom. Carnival plc Shareholders planning to attend the live video broadcast in Southampton must submit a proxy in order to vote as they will not be able to vote in person from Southampton. Carnival plc Shareholders attending the live video broadcast in Southampton will be able to submit questions live to the Directors of Carnival plc and Carnival Corporation present at the Carnival plc General Meeting in Florida, but will not be treated as, or considered to be, “in attendance” at the Carnival plc General Meeting.
Proposals	Board Recommendation	Page Reference
1.
Subject to the passing of proposals 2, 3, 4, 5 and 6, to approve the (i) unification of Carnival Corporation and Carnival plc’s dual listed company structure under a single company, Carnival Corporation, including, subject to the Scheme of Arrangement (as defined in the document of which this notice forms part) becoming effective, the termination of the Equalization and Governance Agreement and other arrangements implementing the DLC structure (the “DLC Unification”), and (ii) migration of Carnival Corporation from the Republic of Panama, where Carnival Corporation is currently domiciled, to Bermuda as an exempted company limited by shares under the name “Carnival Corporation Ltd.” (the “Redomiciliation” and together with the DLC Unification, the “DLC Unification and Redomiciliation Transactions”) (the “DLC Unification Proposal”).

	FOR	68
2.
Subject to the passing of proposals 1, 3, 4, 5 and 6, for the purpose of giving effect to (i) the scheme of arrangement dated February 27, 2026 between Carnival plc and the Scheme Shareholders (as defined in the scheme of arrangement), a copy of which has been produced to this meeting and for the purposes of identification signed by the Chair hereof, in its original form or subject to such modification, addition or condition agreed between Carnival plc and Carnival Corporation and approved or imposed by the High Court of Justice in England and Wales (the “Scheme of Arrangement”); and (ii) the DLC Unification and Redomiciliation Transactions (as defined in the document of which this notice forms part), to authorize the Directors of Carnival plc and Carnival Corporation to take all such action as they may consider necessary or appropriate for carrying into effect the Scheme of Arrangement and/or the DLC Unification and Redomiciliation Transactions, including to agree such modifications, revisions, waivers, extensions, additions as the directors of Carnival plc and Carnival Corporation may consider necessary, expedient or desirable in connection with, and to implement, the DLC Unification and

	FOR	69

Proposals	Board Recommendation	Page Reference
Redomiciliation Transactions (the “Scheme Implementation Proposal”).
3. Subject to the passing of proposals 1, 2, 4, 5 and 6, with effect from the passing of this resolution, to adopt the articles of association of Carnival plc in the form set out in Annex H to the document of which this notice forms part as the new articles of association of Carnival plc in substitution for, and to the exclusion of, the existing articles of association (the “PLC Scheme Articles Amendment Proposal”).	FOR	70
4. With effect from the Scheme of Arrangement becoming effective, to adopt the articles of association of Carnival plc in the form set out in Annex I to the document of which this notice forms part as the new articles of association of Carnival plc in substitution for, and to the exclusion of, the articles of association of Carnival plc in effect at such time (the “Post-Scheme PLC Articles Amendment Proposal”).	FOR	72
5. Subject to the passing of proposals 1, 2, 3, 4 and 6, to adopt the Memorandum of Continuance in the form attached to this document of which this notice forms part as Annex F, which will become effective as the memorandum of continuance of Carnival Corporation Ltd., on and with effect from completion of the Redomiciliation (as defined in the document of which this notice forms part) (the “Corporation Memorandum of Continuance Proposal”).	FOR	73
6. Subject to the passing of proposals 1, 2, 3, 4 and 5, to adopt the Carnival Corporation Ltd. Bye-Laws in the form attached to this document of which this notice forms part as Annex G, which will become effective as the Bye-Laws of Carnival Corporation Ltd. on and with effect from completion of the Redomiciliation (the “Corporation Bye-Laws Proposal”).	FOR	74
There are 6 proposals that require shareholder approval at the Carnival plc General Meeting. The Directors unanimously recommend that you vote in favor of proposals 1 through 6.
Your vote is important. The Directors encourage you to submit your vote using one of the voting methods described in this document. Submitting your voting instructions by any of these methods will not affect your right to attend and vote at the meeting in person should you choose to do so. Please refer to the sections of the document of which this Notice forms part entitled “Introduction” and “Carnival Corporation & plc Meetings” for information regarding the rights of Carnival plc Shareholders in relation to the appointment of proxies and other voting instructions, as well as additional information regarding the Carnival plc General Meeting.
By order of the Board of Directors
Doreen S. Furnari
Company Secretary
Dated February 27, 2026
Registered Office:
Carnival House,
100 Harbour Parade
Southampton
United Kingdom
SO15 1ST

Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the Scheme of Arrangement and the Carnival Corporation share issuance in connection with the Scheme of Arrangement, or determined if the information contained in the proxy statement/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
The proxy statement/prospectus is dated February 27, 2026 and, together with the enclosed proxy form, is first being mailed to Carnival plc Shareholders on or about February 27, 2026.

ANNEX C – NOTICE OF EXTRAORDINARY GENERAL MEETING OF CARNIVAL CORPORATION
SHAREHOLDERS
NOTICE OF EXTRAORDINARY GENERAL MEETING OF
CARNIVAL CORPORATION SHAREHOLDERS
We are pleased to invite you to attend an extraordinary general meeting of the shareholders of Carnival Corporation (the “Carnival Corporation Shareholders” and such meeting, the “Corporation Extraordinary General Meeting”).
On December 19, 2025, Carnival Corporation and Carnival plc (“Carnival Corporation & plc,” “we,” “us” or “our”) announced that our Boards of Directors recommended (i) unifying Carnival Corporation & plc’s dual listed company (“DLC”) structure under a single company, Carnival Corporation, with Carnival plc as its wholly-owned UK subsidiary, creating a simpler corporate structure and single global share price for the combined company, and (ii) migrating Carnival Corporation from the Republic of Panama, where Carnival Corporation is currently domiciled, to Bermuda as an exempted company limited by shares under the name “Carnival Corporation Ltd.” It is proposed that the DLC Unification and Redomiciliation Transactions be implemented through the Scheme of Arrangement, as a result of which Carnival plc will become a wholly-owned subsidiary of Carnival Corporation and the shareholders of Carnival plc (the “Carnival plc Shareholders”) will become shareholders in Carnival Corporation Ltd., the ultimate parent company following the Redomiciliation. As part of the Redomiciliation, Carnival Corporation’s existing third amended and restated articles of incorporation (the “Existing Carnival Corporation Charter”) and Carnival Corporation’s third amended and restated by-laws (the “Existing Carnival Corporation By-laws” and, together with the Existing Carnival Corporation Charter, the “Existing Carnival Corporation Organizational Documents”) will be replaced by the Carnival Corporation Ltd. Memorandum of Continuance and Carnival Corporation Ltd. Bye-Laws (collectively, the “Carnival Corporation Ltd. Constitutional Documents”).
At the Corporation Extraordinary General Meeting, Carnival Corporation Shareholders will consider the proposals presented below, which, other than the Adjournment Proposal (as defined below), are necessary in order to complete the proposed DLC Unification and Redomiciliation Transactions.
WHEN	WHERE	ELIGIBILITY TO VOTE AND RECORD DATE
8:50 a.m. (EDT) on April 17, 2026	Carnival Place 3655 N.W. 87th Avenue Miami, Florida 33178 United States
The Board of Directors set February 17, 2026 as the record date for the Corporation Extraordinary General Meeting. This means that our shareholders as of the close of business on that date are entitled to receive this notice of the meeting and vote their shares.

Item of Business	Board Recommendation	Page Reference

1.
To approve the (i) unification of Carnival Corporation and Carnival plc’s dual listed company structure under a single company, Carnival Corporation, including, with effect from the Scheme of Arrangement becoming effective, the termination of the Equalization and Governance Agreement and other arrangements implementing the DLC structure (the “DLC Unification”), and (ii) migration of Carnival Corporation from the Republic of Panama, where Carnival Corporation is currently domiciled, to Bermuda as an exempted company limited by shares under the name “Carnival Corporation Ltd.” (the “Redomiciliation” and together with the DLC Unification, the “DLC Unification and Redomiciliation Transactions”) (the “DLC Unification Proposal”). The “Scheme of Arrangement” means the scheme of arrangement dated February 27, 2026 between Carnival plc and certain shareholders of Carnival plc.

	FOR	68
2. To authorize the Boards of Directors of Carnival Corporation and Carnival plc to take all action necessary and appropriate for implementing the Scheme of Arrangement and the DLC Unification and Redomiciliation Transactions (the “Scheme Implementation Proposal”).	FOR	69
3. To adopt the new articles of association of Carnival plc in the form attached as Annex H with effect from the passing of this resolution (the “PLC Scheme Articles Amendment Proposal”).	FOR	70
4. To adopt the new articles of association of Carnival plc in the form attached as Annex I with effect from the Scheme of Arrangement becoming effective (the “Post-Scheme PLC Articles Amendment Proposal”).	FOR	72
5. To adopt the Memorandum of Continuance that will take effect upon the redomiciliation of Carnival Corporation from Panama to Bermuda (the “Corporation Memorandum of Continuance Proposal”).	FOR	73
6. To adopt the Carnival Corporation Ltd. Bye-Laws that will take effect upon the redomiciliation of Carnival Corporation from Panama to Bermuda (the “Corporation Bye-Laws Proposal”).	FOR	74
7. To adjourn the Corporation Extraordinary General Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the GM Proposals (the “Adjournment Proposal”).	FOR	75
8. To transact such other business as may properly come before the meeting.

How to Vote
Your vote is important. Please review the proxy statement/prospectus and follow the instructions.
	INTERNET	TELEPHONE	MOBILE DEVICE	MAIL	AT THE MEETING
Registered Holders	www.proxyvote.com 24/7	Call 1-800-690-6903 (toll-free)	Scan the QR code	Complete and mail your signed form in the postage-paid envelope	Attend the Corporation Extraordinary General Meeting and cast your ballot
Beneficial Owners (Holders in Street Name)	Follow the instructions provided by your broker, bank or other nominee			Return a properly executed voting instruction form by mail, depending upon the methods your broker, bank or other nominee makes available	To attend the Corporation Extraordinary General Meeting, you will need proof of ownership and a legal proxy from your broker, bank or other nominee
Deadline	11:59 p.m. Eastern Time on April 16, 2026, if you are a registered holder		If you are a beneficial owner, please refer to the information provided by your broker, bank or other nominee
Meeting Admission Requirements
Attendance at the Corporation Extraordinary General Meeting is limited to shareholders and their duly appointed proxies or corporate representatives. Each attendee will be asked to present valid government-issued picture identification, such as a driver’s license or passport. Carnival Corporation Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date, which is February 17, 2026. Additional requirements are included in the “Safety and Security Measures” section below.
Safety and Security Measures
Due to security measures, all bags will be subject to search, and all persons who attend the meeting will be subject to a metal detector and/or a hand wand search. We will be unable to admit anyone who does not comply with these safety and security procedures.
The DLC Unification and Redomiciliation Transactions cannot be completed without the approval of Carnival Corporation Shareholders and the Carnival plc Shareholders of the proposals presented for consideration at the Corporation Extraordinary General Meeting and the equivalent meeting of Carnival plc Shareholders (other than the Adjournment Proposal). Your vote on these matters is very important, regardless of the number of shares you own. Our Boards of Directors recommend that you vote FOR each of the proposals presented at the Corporation Extraordinary General Meeting.
If you have any questions about the proxy statement/prospectus or require assistance in voting your Carnival Corporation common stock, please contact Carnival Corporation’s Investor Relations department at Carnival Corporation, Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States.
On behalf of the Board of Directors, I thank you for your support and appreciate your consideration of these matters.

On behalf of the Board of Directors,
Doreen S. Furnari
Company Secretary
February 27, 2026
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the Scheme of Arrangement and the Carnival Corporation share issuance in connection with the Scheme of Arrangement, or determined if the information contained in the proxy statement/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
The proxy statement/prospectus is dated February 27, 2026 and, together with the enclosed form of proxy card, is first being mailed to Carnival Corporation Shareholders on or about February 27, 2026.

ANNEX D – CARNIVAL PLC SCHEME OF ARRANGEMENT
THE SCHEME OF ARRANGEMENT
IN THE HIGH COURT OF JUSTICE
BUSINESS AND PROPERTY COURTS
OF ENGLAND AND WALES
COMPANIES COURT (ChD)
CR-2025-006834
IN THE MATTER OF CARNIVAL PLC
and
IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT
(under part 26 of the Companies Act 2006)
between
CARNIVAL PLC
and
THE SCHEME SHAREHOLDERS
(as defined below)

PRELIMINARY
(A)
In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Appointed Seller”	has the meaning given to it in clause 6;
“Business Day”	any day (excluding Saturdays, Sundays, and public holidays in London, UK and New York, United States) on which banks are generally open for business in London, UK and New York, United States;
“Carnival Corporation”
(a)
prior to the Redomiciliation, Carnival Corporation, a Panamanian corporation, having its principal place of business at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States;

(b)
following the Redomiciliation, Carnival Corporation Ltd., a Bermuda exempted company, having its principal place of business at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States;

“Carnival Corporation Shares”
common shares of Carnival Corporation with a par value of $0.01 per common share from time to time, and which shall encompass both existing Carnival Corporation Shares and New CCL Shares, as the context requires, and “Carnival Corporation Share” means any one of them;

“Carnival Group”
(a)
prior to implementation of the Scheme, each of: (i) Carnival Corporation and its subsidiaries from time to time, and (ii) Carnival plc and its subsidiaries from time to time; and

(b)
after implementation of the Scheme, Carnival Corporation and its subsidiaries from time to time;

“Carnival plc”
Carnival plc, a public limited company incorporated in England and Wales with registered number 4039524 whose registered office is at Carnival House, 100 Harbour Parade, Southampton, SO15 1ST, United Kingdom;

“Carnival plc ADSs”	American depositary shares each of which represents one Carnival plc Share and may be evidenced by American depositary receipts;
“Carnival plc ADS Deposit Agreement”
the amended and restated deposit agreement dated 21 April 2003 between Carnival plc, JPMorgan Chase Bank, N.A. and the holders from time to time of Carnival plc ADSs issued thereunder, as amended from time to time;

“Carnival plc ADS Depositary”	JPMorgan Chase Bank, N.A., as depositary under the Carnival plc ADS Deposit Agreement;
“Carnival plc ADS Holders”	holders and beneficial owners of Carnival plc ADSs representing Carnival plc Shares;
“Carnival plc Certificated Shareholder”	a holder of a Carnival plc Share who holds that share in certificated form;
“Carnival plc CREST Shareholder”	a holder of a Carnival plc Share who holds that share through CREST;
“Carnival plc General Meeting”
the general meeting of the Carnival plc Shareholders to be convened for the purposes of considering and, if thought fit, approving resolutions of Carnival plc Shareholders required in connection with the Unification and Redomiciliation (including any adjournment thereof);

“Carnival plc Preference Shares”	50,000 redeemable preference shares of £1.00 each in the capital of Carnival plc;
“Carnival plc Shares”	the ordinary shares of $1.66 each in the capital of Carnival plc;
“Carnival plc Shareholders”	the holders of Carnival plc Shares from time to time, any such holder being a “Carnival plc Shareholder”;
“Carnival plc Share Register”	the register of members of Carnival plc from time to time;
“Carnival plc Special Voting Share”	the special voting share of £1.00 in the capital of Carnival plc issued to P&O Princess Special Voting Trust;
“Carnival plc Subscriber Shares”	the subscriber shares of £1.00 each in the capital of Carnival plc issued to Carnival Corporation;

“CCL DIs”	dematerialized depository interests issued by the CCL DI Depositary, each of which represents an entitlement to one underlying Carnival Corporation Share and “CCL DI” means any one of them;
“CCL DI Deed Poll”	the trust deed under which the CCL DIs are constituted and issued by the CCL DI Depositary;
“CCL DI Depositary”	Equiniti Financial Services Limited;
“certificated form” or “in certificated form”	in relation to a share or other security, a share or other security which is not in uncertificated form (that is, not in CREST);
“Combined Shareholder Document”
the document dated February 27, 2026 sent by Carnival plc and Carnival Corporation to their respective shareholders of which this Scheme forms part, comprising:
(a)
a registration statement on Form S-4 relating to the common shares of Carnival Corporation held by Carnival Corporation shareholders prior to the Unification, which will remain outstanding following the Redomiciliation as common shares of Carnival Corporation Ltd.; and

(b)
a joint definitive proxy statement, which comprises an explanatory statement in compliance with section 897 of the UK Companies Act 2006 and proxy statements in compliance with Regulation 14A of the Exchange Act, to be made available to shareholders of Carnival plc and Carnival Corporation, incorporating the full terms and conditions of the Scheme, the notice of Carnival plc General Meeting, the notice of Scheme Meeting and the notice of the extraordinary general meeting of Carnival Corporation shareholders;

“Companies Act 2006”	the Companies Act 2006 of England and Wales, as amended from time to time;
“Completion Date”
the date which is two Business Days after the date on which the Scheme Record Time occurs, or such other date as Carnival Corporation and Carnival plc may agree in writing, being the date on which the New CCL Shares are issued pursuant to this Scheme;

“Court”	the High Court of Justice in England and Wales;
“Court Order”	the order of the Court sanctioning this Scheme;
“CREST”
the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear in accordance with the relevant system (as defined in the CREST Regulations) of which Euroclear is the Operator (as defined in the CREST Regulations);

“CREST Regulations”	the Uncertificated Securities Regulations 2001 (S.I. 2001 No. 3755), as amended from time to time;
“CSN”	the corporate sponsored nominee service in respect of Common Shares of Carnival Corporation provided by Equiniti Financial Services Limited;

“CSN Terms and Conditions”	the terms and conditions of the CSN;
“DLC Structure”	the dual listed company structure between Carnival Corporation and Carnival plc;
“DRS”
the Direct Registration System, a system that allows electronic direct registration of securities in an investor’s name on the books of the transfer agent or issuer, and allows shares to be transferred between a transfer agent and broker electronically;

“DTC”	The Depositary Trust Company, a wholly-owned subsidiary of The Depositary Trust and Clearing Corporation;
“Equiniti Nominee”
the regulated firm providing the CSN and related regulated services (i.e. share dealing), being Equiniti Financial Services Limited which is registered in England & Wales with no. 06208699 and is authorised and regulated by the UK Financial Conduct Authority no. 468631;

“Euroclear”	Euroclear UK & International Limited, the operator of CREST;
“Excluded Shares”
any Carnival plc Shares which are:
(a)
held in treasury by Carnival plc;

(b)
registered in the name of or beneficially owned by Carnival Corporation or any subsidiary of Carnival Corporation and/or a nominee of the foregoing; or

(c)
Sanctions Affected Shares,

in each case, at any relevant date or time as the context permits;

“Exchange Act”	the United States Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder;
“Instrument(s) of Transfer”	has the meaning given to it in clause 1;
“New CCL Shares”	the new Carnival Corporation Shares proposed to be issued by Carnival Corporation pursuant to the Unification and Redomiciliation;
“Pounds Sterling” or “£”	the lawful currency of the United Kingdom;
“Redomiciliation”
the proposed change to the jurisdiction of registration of Carnival Corporation by migrating from the Republic of Panama and redomiciling as an exempted company limited by shares continued under the laws of Bermuda under the name of “Carnival Corporation Ltd.”;

“Registrar”	Equiniti Limited, a company incorporated in England and Wales (06226088) whose registered office is Highdown House, Yeoman Way, Worthing, West Sussex, United Kingdom, BN99 3HH;
“Restricted Shareholder”
any person who directly or indirectly owns, holds or controls any Carnival plc Shares with a registered address in, or who Carnival Corporation and/or Carnival plc reasonably believes to be a citizen, resident or national of, or resident and/or located in, any jurisdiction outside the United Kingdom or the United States in respect of whom:

(a)
Carnival Corporation and/or Carnival plc (as the case may be) is advised that the allotment, issue or delivery to such holder of New CCL Shares pursuant to this Scheme would or may infringe the laws or regulations of such jurisdiction; or

(b)
Carnival Corporation and/or Carnival plc (as the case may be) determines that it is unable to, or that it would be unduly onerous to comply, with any governmental or other consent or any other registration, filing or other formality in order to allot, issue and/or deliver to such holder of New CCL Shares pursuant to this Scheme, and Carnival Corporation has exercised its discretion, where applicable, to require Carnival plc to treat such person as a “Restricted Shareholder” for the purposes of this Scheme in accordance with clause 6(A);

“Sanctioned Person”
any person or entity that is: (a) listed on any Sanctions List; (b) resident in, ordinarily located in, or incorporated, organized or domiciled under the laws of any Sanctioned Territory; (c) owned or controlled by a person or persons referred to in (a) or (b); or (d) otherwise subject to or targeted by any Sanctions;

“Sanctioned Shareholder”
any person who directly or indirectly owns, holds or controls any Carnival plc Shares and is a Sanctioned Person where the Sanctions that directly or indirectly target such person prohibit or restrict any relevant person from: (a) dealing in any Carnival plc Shares which such Sanctioned Person (directly or indirectly, including as or through a custodian or nominee) owns, holds or controls; or (b) dealing in any consideration payable by Carnival Corporation for the Scheme Shares to or for the benefit of such Sanctioned Person (including, without limitation, accepting, receiving, holding or transferring such consideration); or (c) otherwise engaging in any transaction or step contemplated by the Scheme in connection with or related to the Sanctioned Person;

“Sanctioned Territory”	any country or territory that is subject to or the target of any comprehensive territory or country-wide Sanctions;
“Sanctions”
any economic or financial sanctions laws or regulations (including any asset freeze sanctions and transaction bans), as amended from time to time, administered, enacted or enforced by: (a) the United Kingdom; (b) the European Union or any member state thereof; (c) the United States of America; or (d) the United Nations; or (e) any other jurisdiction where the relevant sanctions laws or regulations are applicable to and binding on Carnival plc or Carnival Corporation;

“Sanctions Affected Shares”
any Carnival plc Share which is directly or indirectly owned, held or controlled by or on behalf of a person who is, or whom Carnival Corporation and/or Carnival plc reasonably believes to be, a Sanctioned Shareholder;

“Sanctions List”	the Specially Designated Nationals and Blocked Persons

List maintained by the Office of Foreign Assets Control of the US Department of the Treasury, the Consolidated List of Persons, Groups and Entities subject to EU Financial Sanctions maintained by the European Commission, the UK Sanctions List published by the Foreign, Commonwealth and Development Office, or any other public list of persons targeted by Sanctions maintained by, or public announcement of Sanctions designation made by, any governmental or regulatory authority that administers, enacts or enforces Sanctions;

“Scheme”	this scheme of arrangement in its present form or with or subject to any modification, addition or condition agreed to by Carnival plc and Carnival Corporation and approved or imposed by the Court;
“Scheme Effective Date”	the time and date on which this Scheme becomes effective in accordance with its terms;
“Scheme Meeting”
the meeting of Scheme Shareholders convened by order of the Court pursuant to section 896 of the Companies Act 2006 and in accordance with the Notice of Scheme Meeting set out in Annex A to the Combined Shareholder Document to consider and, if thought fit, approve this Scheme, including any adjournment, postponement or reconvention thereof, to be held on April 17, 2026 at 1:30 p.m. (BST);

“Scheme Record Time”	6:00 p.m. (BST) on the day that is two Business Days prior to the Scheme Effective Date;
“Scheme Shareholders”	holders of Scheme Shares, and “Scheme Shareholder” shall mean any one of them;
“Scheme Shares”
any Carnival plc Shares:
(a)
in issue at the date of this Scheme;

(b)
issued after the date of this Scheme and prior to the Voting Record Time, if any; and

(c)
issued at or after the Voting Record Time and prior to the Scheme Record Time in respect of which the original or any subsequent holder thereof is bound by this Scheme, or shall by such time have agreed in writing to be bound by this Scheme, if any, in each case remaining in issue at the Scheme Record Time, but excluding any Excluded Shares at any relevant date or time;

“Transfer Agent”	Computershare Trust Company, N.A.;
“uncertificated” or “in uncertificated form”	a share or other security whereby the title is recorded in the relevant register as being held in uncertificated form (that is, in CREST) and which may be transferred by using CREST;
“Unification”
the proposed reorganization of the Carnival Group to remove the DLC Structure whereby Carnival Corporation will become the sole parent company of the Carnival Group by acquiring all the ordinary shares in Carnival plc pursuant to and in accordance with the terms of this Scheme;

“Unification Agreement”	the unification agreement entered into on February 20, 2026 between Carnival Corporation and Carnival plc;
“Unification Conditions”
the conditions to implementation of the Unification, as set out in the Unification Agreement and summarized in the section of the Combined Shareholder Document entitled “The Unification Agreement and Related Agreements”;

“United Kingdom” or “UK”	the United Kingdom of Great Britain and Northern Ireland;
“United States” or “US”	the United States of America, its territories and possessions, any state of the United States of America, the District of Columbia, and all other areas subject to its jurisdiction;
“USD”, “$” or “US dollar”	the lawful currency of the United States; and
“Voting Record Time”
6:30 p.m. (BST) on the day which is two days (excluding any part of a day that is a non-working day) prior to the date of the Scheme Meeting or, if the Scheme Meeting is adjourned, 6:30 p.m. (BST) on the day which is two days (excluding any part of a day that is a non-working day) prior to the date of such adjourned meeting.

(B)
As at February 17, 2026, the issued share capital of Carnival plc comprised: (i) 217,413,915 ordinary shares of US$1.66 each, 28,398,278 of which are held in treasury; (ii) the Carnival plc Preference Shares; (iii) the Carnival plc Special Voting Share; and (iv) the Carnival plc Subscriber Shares all of which were credited as fully paid.

(C)
Carnival Corporation was incorporated under the laws of the Republic of Panama in 1974. As at February 17, 2026, the issued share capital of Carnival Corporation comprised: (i) 1,367,271,484 shares of common stock, of which 128,271,272 are held in treasury and (ii) a special voting share, all of which were credited as fully paid.

(D)
As at February 17, 2026, Carnival Corporation held 42,876,272 Carnival plc Shares, 50,000 Carnival plc Preference Shares and 2 Carnival plc Subscriber Shares. None of Carnival Corporation’s subsidiaries hold any Carnival plc Shares.

(E)
Carnival Corporation has agreed, subject to the satisfaction (or, where applicable, waiver) of the Unification Conditions set out in the Combined Shareholder Document, to appear by Counsel at the hearing to sanction this Scheme and to undertake to the Court to be bound by the provisions of this Scheme and to execute and do or procure to be executed and done all such documents (including deeds), acts and things as may be necessary or desirable to be executed or done by it, or on its behalf, to give effect to this Scheme.

THE SCHEME
1.
Transfer of Scheme Shares

(A)
Upon and with effect from the Scheme Effective Date, Carnival Corporation (and/or its nominees) shall acquire all the Scheme Shares fully paid up with full title guarantee, free from all liens, equities, charges, encumbrances, options, rights of pre-emption and any other third party rights or interests of any nature, and together with all rights or interests of any nature at the Scheme Effective Date or thereafter attached thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any return of capital (whether by reduction of share capital or share premium account or otherwise) announced, declared, made or paid in respect of the Scheme Shares by reference to a record date on or after the Scheme Effective Date.

(B)
For the purposes of such acquisition, the Scheme Shares shall be transferred to Carnival Corporation and/or its nominees and such transfer shall be effected by means of form(s)

of transfer or other instrument or instruction of transfer (the “Instrument(s) of Transfer”), or by means of CREST, and to give effect to such transfer(s) any person may be appointed by Carnival Corporation as attorney and/or agent and shall be authorized as such attorney and/or agent on behalf of the relevant holder of Scheme Shares to execute and deliver as transferor such Instrument(s) of Transfer of, or give any instructions to transfer, or procure the transfer by means of CREST of, any Scheme Shares and every form, instrument or instruction of transfer so executed or instruction given shall be effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred.
(C)
Pending the transfer of the Scheme Shares pursuant to sub-clauses 1(A) and 1(B) of this Scheme and the updating of the Carnival plc Share Register to reflect such transfer, each Scheme Shareholder irrevocably:

(i)
appoints Carnival Corporation (or its nominee(s)) as its attorney and agent to exercise on its behalf (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to its Scheme Shares and any or all rights and privileges (including the right to requisition the convening of a general meeting of Carnival plc or of any class of its shareholders) attaching to its Scheme Shares;

(ii)
appoints Carnival Corporation (and/or its nominee(s)) and any one or more of its directors or agents to, on behalf of such Scheme Shareholder, sign any such documents (including the execution of any deeds), and do such things, as may in the opinion of Carnival Corporation and/or any one or more of its directors or agents be considered necessary or desirable in connection with the exercise of any votes or any other rights or privileges attaching to its Scheme Shares (including, without limitation, an authority to sign any consent to short notice of any general or separate class meeting of Carnival plc as attorney or agent for, and on behalf of, such Scheme Shareholder and/or to attend and/or to execute a form of proxy in respect of its Scheme Shares appointing any person nominated by Carnival Corporation and/or any one or more of its directors or agents to attend any general and separate class meetings of Carnival plc (or any adjournment thereof) and to exercise or refrain from exercising the votes attaching to the Scheme Shares on such Scheme Shareholder’s behalf);

(iii)
authorizes Carnival plc to send to Carnival Corporation and/or its nominee(s) any notice, circular, warrant or other document or communication which may be sent to them as a member of Carnival plc (including any share certificate(s) or other document(s) of title issued as a result of the conversion of their Scheme Shares into certificated form);

(iv)
undertakes not to exercise any votes or any other rights attaching to the relevant Scheme Shares without the consent of Carnival Corporation; and

(v)
undertakes not to appoint a proxy or representative for or to attend any general meeting or separate class meeting of Carnival plc,

such that from the Scheme Effective Date, no Scheme Shareholder shall be entitled to exercise any voting rights attached to the Scheme Shares or any other rights or privileges attaching to the Scheme Shares.
2.
Consideration for the transfer of Scheme Shares

In consideration for the transfer of the Scheme Shares to Carnival Corporation (and/or its nominee(s) referred to in sub-clause 1(B)), Carnival Corporation shall, subject to clauses 4 and 6, allot and issue New CCL Shares credited as fully paid to and amongst the Scheme Shareholders on the following basis:

for each Scheme Share	one New CCL Share

3.
Share certificates and cancellation of CREST entitlements

With effect from and including the Scheme Effective Date:
(i)
all certificates representing Scheme Shares shall cease to have effect as documents of title to the Scheme Shares comprised therein and every holder of Scheme Shares shall be bound by the request of Carnival plc to deliver the same to Carnival plc, or, as it may direct, to destroy the same;

(ii)
Carnival plc shall procure that Euroclear are instructed to cancel or transfer the entitlements to Scheme Shares of Scheme Shareholders holding in uncertificated form and Carnival plc shall further procure that the Registrar is authorized to rematerialize entitlements to such Scheme Shares; and

(iii)
Carnival plc shall procure that, subject to the completion of such forms of transfer or other instruments or instructions of transfer as may be required in accordance with clause 1 and the payment of any stamp duty thereon, appropriate entries are made in the Carnival plc Share Register to reflect the transfer of the Scheme Shares to Carnival Corporation and/or its nominee(s) pursuant to clause 1.

4.
Allotment and issue of New CCL Shares and CCL Dls

(A)
On the Completion Date, Carnival Corporation shall:

(i)
make all such allotments of, and issue, New CCL Shares; and

(ii)
procure all such constitutions of, and procure the issue of, CCL DIs;

in each case, as are required to be issued to give effect to this Scheme to the persons respectively entitled thereto, such consideration to be settled as set out in clause 5, but subject to clause 6.
(B)
The New CCL Shares issued pursuant to clause 2 shall be issued credited as fully paid, shall rank equally in all respects with all other fully paid Carnival Corporation Shares in issue on the Scheme Effective Date and shall rank in full for all dividends and other distributions declared, made or paid by reference to a record date on or after the Scheme Effective Date on the Carnival Corporation Shares.

5.
Settlement and despatch of consideration

(A)
Settlement of the Scheme Shareholders’ entitlements to New CCL Shares as consideration pursuant to this Scheme shall be effected as follows, in each case, as soon as reasonably practicable following the Scheme Effective Date and subject always to sub-clause 5(B):

Carnival plc Shareholders that hold Scheme Shares in certificated form
(i)
where, immediately prior to the Scheme Record Time, a Scheme Shareholder is a Carnival plc Certificated Shareholder and is eligible to participate in the CSN:

Carnival Corporation shall procure that the New CCL Shares to which such Carnival plc Certificated Shareholder is entitled are issued to Equiniti Trust Company, LLC in the manner set out in sub-clause 5(A)(iii)(1) below, on the back of which the CCL DIs representing the New CCL Shares held in custody will be issued by the CCL DI Depositary in accordance with the CCL DI Deed Poll as soon as practicable after the Completion Date and in any event within 14 days of the Scheme Effective Date (such CCL DIs held by Equiniti Financial Services Limited on behalf of such Carnival plc Certificated Shareholders in accordance with the CSN Terms and Conditions). Throughout this intermediated custodial chain movement, the Scheme Shareholder will remain the holder of the beneficial title to the New CCL Shares;
(ii)
where, immediately prior to the Scheme Record Time, a Scheme Shareholder is a Carnival plc Certificated Shareholder but is not eligible to participate in the CSN:

Carnival Corporation shall procure that: such New CCL Shares to which the holder of such Scheme Shares is entitled are issued by the Transfer Agent through DRS, registered in the same name(s) and address as appeared on the Carnival plc Share Register for each relevant Scheme Shareholder as soon as practicable after the Completion Date, and in any event within 14 days of the Scheme Effective Date;
Carnival plc Shareholders that hold Scheme Shares in uncertificated form
(iii)
where, immediately prior to the Scheme Record Time, a Scheme Shareholder is a Carnival plc CREST Shareholder (except the Carnival plc ADS Depositary):

Carnival Corporation shall procure that (1) the New CCL Shares to which such Carnival plc CREST Shareholder is entitled are issued to Equiniti Trust Company, LLC, in its capacity as custodian for the CCL DI Depositary; and (2) the securities deposit account of such Carnival plc CREST Shareholder in the CREST system is credited with CCL DIs in respect of such Carnival plc CREST Shareholder’s entitlement to the New CCL Shares as soon as practicable after the Completion Date and in any event within 14 days of the Scheme Effective Date. The CCL DIs will be issued by the CCL DI Depositary on the terms of the CCL DI Deed Poll. Throughout this intermediated custodial chain movement, the Scheme Shareholder will remain the holder of the beneficial title to the New CCL Shares;
(iv)
where, immediately prior to the Scheme Record Time, a Scheme Shareholder is the Carnival plc ADS Depositary:

Carnival Corporation shall procure that: such New CCL Shares are issued directly to, and registered in the name of, the Carnival plc ADS Depositary or the custodian under the Carnival plc ADS Deposit Agreement, or a nominee of either through the DTC system as soon as practicable after the Completion Date, and in any event within 14 days of the Scheme Effective Date, provided always that Carnival Corporation reserves the right to settle all or part of such consideration pursuant to this Scheme as it determines appropriate, acting reasonably and in the interests of the Scheme Shareholders, if, for reasons outside its reasonable control, it is not able to effect settlement (or procure the same) in accordance with the foregoing provisions of this clause 5(A).
(B)
With effect from the Scheme Record Time, each holding of Scheme Shares credited to any stock account in CREST shall be disabled and all Scheme Shares will be removed from CREST in due course.

(C)
All deliveries of notices, documents of title, certificates, cheques or other documents required to be made pursuant to this Scheme shall be effected by sending the same by first class post, domestic regular post or international standard post (as applicable, depending on the jurisdiction(s) of posting and intended recipient), in each case in pre-paid envelopes addressed to the persons entitled thereto at their respective registered addresses as appearing in the Carnival plc Share Register at the Scheme Record Time or, in the case of Scheme Shareholders holding jointly, at the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time.

(D)
None of Carnival plc, Carnival Corporation or their respective agents or nominees (including any Appointed Seller) shall be responsible for any loss or delay in the transmission of any notices, documents of title, certificates, cheques or other documents sent in accordance with sub-clauses (A) and (C) which shall be sent at the risk of the person or persons entitled thereto.

(E)
The preceding sub-clauses of this clause 5 shall take effect subject to any prohibition or condition imposed by law.

6.
Restricted Shareholders

(A)
The provisions of clause 2 shall be subject to any prohibition or condition imposed by law. Without prejudice to the generality of the foregoing, if:

(i)
any person who directly or indirectly owns, holds or controls any Scheme Shares has a registered address in a jurisdiction outside the United Kingdom or the United States, or is a person who Carnival Corporation and/or Carnival plc reasonably believes to be a citizen, resident or national of, or resident and/or located in a jurisdiction outside the United Kingdom or the United States, and:

(a)
Carnival Corporation and/or Carnival plc (as the case may be) is advised that the laws or regulations of a country or territory outside of those jurisdictions precludes the allotment, issue and/or delivery of New CCL Shares to that person in accordance with this Scheme; or

(b)
Carnival Corporation and/or Carnival plc (as the case may be) determines that it is unable, or that it would be unduly onerous, to comply with any governmental or other consent or any other registration, filing or other formality in order to allot, issue and/or deliver New CCL Shares to that person in accordance with this Scheme, then Carnival Corporation may, in its sole discretion, require Carnival plc to treat such person as a “Restricted Shareholder”.
(B)
Restricted Shareholders shall not be allotted and issued New CCL Shares (notwithstanding their entitlement to such New CCL Shares in their capacity as a Scheme Shareholder). Instead, in the case of any Scheme Shareholder determined to be a Restricted Shareholder, the New CCL Shares to which the Restricted Shareholders would otherwise have been entitled to receive shall be issued to a person appointed by Carnival Corporation (the “Appointed Seller”) to hold such New CCL Shares on behalf of such Restricted Shareholder on terms as follows:

(i)
the Appointed Seller shall procure the sale of the relevant New CCL Shares at the best price which can reasonably be obtained at the time of sale (having regard to a number of factors such as prevailing market conditions) as soon as practicable following the Redomiciliation becoming effective (and in any event within 14 days of the Scheme Effective Date);

(ii)
the Appointed Seller shall be authorized as attorney or agent on behalf of the relevant Restricted Shareholder, and the Appointed Seller shall be authorized, to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer and to give such instructions and to do all other things which they may consider necessary or expedient in connection with such sale; and

(iii)
in the absence of bad faith or wilful default, none of Carnival Corporation, Carnival plc or the Appointed Seller shall have any liability for: (x) any determination made pursuant to clause 6(A); or (y) any loss or damage arising as a result of the timing or terms of such sale.

(C)
Provided that no unforeseen regulatory issues arise in relation to the payment, the Appointed Seller shall make a cash payment in the amount of the net proceeds of any such sale (after the deduction of all expenses and commissions, including brokerage and dealing costs, and any amounts in respect of value added tax payable thereon) to the relevant Restricted Shareholder within four weeks of the Completion Date (or, in cases with unforeseen regulatory issues in relation to the payment, as soon as reasonably practicable thereafter) by despatching, or procuring the despatch, to the Restricted Shareholder of a cheque in US dollars by post.

(D)
Payments made by cheque will be payable to the Restricted Shareholder concerned or, in the case of joint holders, to the joint holder whose name stands first on the Carnival plc Share Register at the Scheme Record Time. None of Carnival Corporation, Carnival plc or the Appointed Seller shall be responsible for any loss or delay in the transmission of cheques sent in this way, and such cheques shall be sent entirely at the risk of the person entitled thereto.

7.
Carnival plc ADSs

Carnival plc shall pay the Carnival plc ADS Depositary all fees and expenses owing in connection with the Carnival plc ADS Deposit Agreement in relation to effecting the Unification, including the Carnival plc ADS cancellation fees that would otherwise be paid by Carnival plc ADS Holders (but not, for the avoidance of doubt, any fees and expenses resulting from the surrender of Carnival plc ADSs in advance of the Completion Date in accordance with the terms of the Carnival plc ADS Deposit Agreement).
8.
Mandates

Due to differences in banking processes between the United Kingdom and the United States, all mandates relating to the payment of dividends by electronic bank transfer given (or deemed to be given) to Carnival plc by or on behalf of Scheme Shareholders which relate to their holdings of Carnival plc Shares in force at the Scheme Effective Date will be revoked and require resubmission, except for those Carnival plc Shareholders eligible to hold CCL DIs in the CSN. Other instructions (or deemed instructions, including communication preferences) to Carnival plc in force prior to the Scheme Effective Date, to the extent possible, unless and until revoked or amended, will be replicated as from the Scheme Effective Date as valid and effective mandates, communication preferences and instructions to Carnival Corporation in respect of the New CCL Shares after the Scheme Effective Date.
For those Carnival Shareholders eligible to hold CCL DIs in the CSN, any mandate in relation to Carnival plc Shares in force on the Carnival plc Share Register at the Scheme Record Time will, unless amended or revoked, be deemed from the Scheme Effective Date to be an effective mandate or instruction to the Equiniti Nominee in respect of the corresponding CCL DIs held under the CSN.
9.
Operation of this Scheme

(A)
This Scheme shall become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales.

(B)
Unless this Scheme shall have become effective on or before December 31, 2026, or such later time and date, if any, as Carnival plc and Carnival Corporation may agree, and the Court may allow, this Scheme shall never become effective.

10.
Modification

Carnival plc and Carnival Corporation may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition that the Court may approve or impose. For the avoidance of doubt, no modification may be made to the Scheme once it has taken effect.

11.
Governing Law

This Scheme is governed by English law and is subject to the jurisdiction of English courts.
Dated: February 27, 2026

ANNEX E – FORM OF UNIFICATION AGREEMENT
Unification Agreement
Carnival Corporation
Carnival plc
February 20, 2026

Schedule
1. Conditions	E-12
Part A - DLC Unification Conditions	E-12
Part B - General Condition	E-15
Part C - Redomiciliation Condition	E-15

E-i

THIS AGREEMENT is made on February 20, 2026
BETWEEN:
(1)
CARNIVAL CORPORATION, a Panamanian corporation having its principal place of business at Carnival Place, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428, United States (“Carnival Corporation”); and

(2)
CARNIVAL PLC, a public limited company incorporated in England and Wales with registered number 4039524 whose registered office is at Carnival House, 100 Harbour Parade, Southampton, SO15 1ST, United Kingdom (“Carnival plc”),

each a “Party” and together the “Parties”.
RECITALS:
(A)
Carnival Corporation and Carnival plc are the current ultimate parent companies of the Carnival Group (as defined below).

(B)
On December 19, 2025, the Parties announced that, following a strategic review of the Carnival Group’s corporate structure, the Boards of Directors recommended (i) unifying the Carnival Group’s dual listed company (“DLC”) structure, with Carnival Corporation becoming the sole parent company of the Carnival Group (the “DLC Unification”) and (ii) migrating Carnival Corporation from the Republic of Panama and redomiciling as an exempted company limited by shares continued under the laws of Bermuda under the name “Carnival Corporation Ltd.” (the “Redomiciliation”).

(C)
The DLC Unification will be implemented by way of a UK scheme of arrangement.

(D)
On or immediately after the implementation of the DLC Unification, Carnival Corporation and Carnival plc intend that the Equalization Agreement and other arrangements and agreements relating to the DLC structure are terminated.

(E)
The Parties are entering into this Agreement to set out certain mutual commitments in relation to the implementation of DLC Unification and the Redomiciliation.

THE PARTIES AGREE AS FOLLOWS:
1.
Interpretation

In this Agreement, unless the context otherwise requires:
1.1
Definitions

“Authority” means any Tax Authority or Regulatory Authority or any other relevant government or governmental, quasi-governmental, supranational, statutory, regulatory, environmental or investigative body, court, trade agency, association, institution, any entity owned or controlled by any relevant government or state, or any other body or person whatsoever in any jurisdiction;
“Boards of Directors” means the boards of directors of Carnival Corporation and Carnival plc, and “Board of Directors” shall mean either one of them, as the context requires;
“Business Day” means a day (excluding Saturdays, Sundays and public holidays) on which banks are generally open for business in London and New York;
“Carnival Corporation Deed” means the Carnival Corporation Deed, dated April 17, 2003 between Carnival Corporation and Carnival plc;
“Carnival Corporation Deed of Guarantee” means the Carnival Deed of Guarantee dated April 17, 2003 between Carnival Corporation and Carnival plc;
“Carnival Corporation Extraordinary General Meeting” means the extraordinary general meeting (including any adjournment thereof) of the Carnival Corporation Shareholders to be convened for the purpose of considering and, if thought fit, approving resolutions of Carnival Corporation Shareholders required in connection with the DLC Unification and Redomiciliation;
“Carnival Corporation Shareholders” means the holders of Carnival Corporation Shares;
“Carnival Corporation Shares” means shares of common stock of Carnival Corporation with a par value of $0.01 per share;
“Carnival Group” means Carnival Corporation, Carnival plc and the companies they control;
“Carnival plc ADSs” means Carnival plc American depositary shares each of which represents one Carnival plc Ordinary Share and may be evidenced by American depositary receipts;
“Carnival plc ADS Depositary” means JPMorgan Chase Bank, N.A., as depositary under the Carnival plc Deposit Agreement;
“Carnival plc Court Meeting” means the meeting of the Carnival plc Shareholders to be convened pursuant to section 896 of the UK Companies Act for the purpose of considering and, if thought fit, approving the Scheme (including any adjournment thereof);
“Carnival plc Deed of Guarantee” means the P&O Princess Deed of Guarantee dated April 17, 2003 between Carnival plc and Carnival Corporation;
“Carnival plc Deposit Agreement” means the amended and restated deposit agreement dated April 21, 2003 between Carnival plc, JPMorgan Chase Bank, N.A. and the holders from time to time of Carnival plc ADSs issued thereunder, as amended from time to time;
“Carnival plc General Meeting” means the general meeting of the Carnival plc Shareholders to be convened for the purposes of considering, and if thought fit approving, resolutions of Carnival plc Shareholders required in connection with the DLC Unification and Redomiciliation (including any adjournment thereof);
“Carnival plc Ordinary Shares” means the ordinary shares of $1.66 each in the capital of Carnival plc;
“Carnival plc Share Plans” means the Carnival plc 2024 Employee Share Plan, the Carnival plc 2005 Employee Stock Purchase Plan and the Carnival plc UK Employee Share Purchase Plan;
“Carnival plc Shareholders” means the holders of Carnival plc Ordinary Shares;
“Clearances” means all authorizations, orders, grants, recognitions, determinations, confirmations, consents, licences, clearances, permissions, approvals, exemptions and waivers that are required to be obtained, all filings that are required to be made and all waiting periods (including any extensions) that may need to have expired, from or under the laws, regulations or practices applied by any Authority in connection with the implementation of the DLC Unification, including but not limited to those matters set out in DLC Unification Conditions 5.1 to 5.4; and any reference to any Condition relating to Clearances having been “satisfied” shall be construed as meaning that the foregoing having been obtained or, in the case of any applicable waiting periods, such waiting periods having expired or been terminated;
“Combined Shareholder Document” means the document comprising:
(a)
a registration statement on Form S-4 relating to the common stock of Carnival Corporation held by Carnival Corporation shareholders prior to the DLC Unification, which will remain outstanding following the Redomiciliation as common shares of Carnival Corporation Ltd.; and

(b)
a joint definitive proxy statement, which comprises an explanatory statement in compliance with section 897 of the UK Companies Act and proxy statement(s) in compliance with Regulation 14A of the Exchange Act, to be made available to Shareholders, incorporating the full terms and conditions of the Scheme, the notice of Carnival plc General Meeting, the notice of Carnival plc Court Meeting and the notice of Carnival Corporation Extraordinary General Meeting,
together with any amendments, supplements and exhibits thereto;
“Conditions” means the conditions to the implementation of the DLC Unification and Redomiciliation set out in Schedule 1 and/or identified as conditions to the DLC Unification and/or Redomiciliation in any of the Public Documents, and “Condition” means any one of them;
“Counsel” means counsel appointed by the Parties in connection with the Scheme;
“Directors” means the directors of Carnival Corporation and Carnival plc;
“DLC Unification” has the meaning given in Recital (B);
“DLC Unification Conditions” means those Conditions set out in Part A of Schedule 1 and “DLC Unification Condition” means any one of them;
“Equalization Agreement” means the equalization and governance agreement dated April 17, 2003 between Carnival Corporation and Carnival plc;
“Equalization Agreement Termination Agreement” means the agreement to be entered into between Carnival plc and Carnival Corporation to terminate the Equalization Agreement;
“Exchange Act” means the United States Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder;
“FCA” means the Financial Conduct Authority of the United Kingdom;
“General Condition” means the Condition set out in Part B of Schedule 1;
“Listing Authority” means the FCA, the SEC or the NYSE (as the case may be);
“Long Stop Date” means 23.59 (London time) on December 31, 2026 (or such later time and/or date as the Parties may agree) in writing;
“New CCL Shares” means the new Carnival Corporation Shares to be issued in connection with the Scheme;
“NYSE” means the New York Stock Exchange;
“Pairing Agreement” means the Pairing Agreement dated April 17, 2003 between Carnival Corporation, The Law Debenture Trust Corporation (Cayman) Limited, as trustee of the P&O Princess Special Voting Trust, and SunTrust Bank;
“Public Documents” means the Combined Shareholder Document, together with such other documents as may be approved for circulation or required to be published or circulated by the UK Court, a Listing Authority or the UK Takeover Panel for the purposes of the DLC Unification and/or the Redomiciliation;
“Redomiciliation” has the meaning given in Recital (B);
“Redomiciliation Condition” means the Condition set out in Part C of Schedule 1;
“Regulatory Authority” means any central bank, ministry, court or competition, antitrust, national, supranational or supervisory body or other government, governmental, environmental, trade or regulatory agency or body, in each case in any jurisdiction (including the several States of the United States);
“Scheme” means the proposed scheme of arrangement under Part 26 of the UK Companies Act between Carnival plc and the Carnival plc Shareholders, with or subject to any modification,

addition or condition approved or imposed by the UK Court and agreed by Carnival Corporation and Carnival plc, under which part of the DLC Unification is proposed to be implemented;
“Scheme Court Hearing” means the hearing by the UK Court to sanction the Scheme;
“Scheme Court Order” means the order of the UK Court sanctioning the Scheme under Section 899 of the UK Companies Act, to be granted at the Scheme Court Hearing;
“Scheme Effective Date” means the time and date on which the Scheme becomes effective in accordance with its terms;
“SEC” means the United States Securities and Exchange Commission;
“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;
“Shareholders” means the Carnival plc Shareholders and the Carnival Corporation Shareholders together;
“Shareholder Meetings” means the Carnival Corporation Extraordinary General Meeting, the Carnival plc General Meeting and the Carnival plc Court Meeting and “Shareholder Meeting” means any one of them;
“SVE Special Voting Deed” means the SVE Special Voting Deed dated April 17, 2003 between Carnival Corporation, DLC SVC Limited, Carnival plc, The Law Debenture Trust Corporation (Cayman) Limited and The Law Debenture Trust Corporation P.L.C.;
“Tax Authority” means any taxing or other authority competent to impose any liability in respect of taxation or responsible for the assessment, administration or collection of taxation or enforcement of any law in relation to taxation;
“UK Companies Act” means the UK Companies Act 2006;
“UK Court” means the High Court of Justice in England and Wales;
“UK Takeover Code” means the City Code on Takeovers and Mergers as from time to time amended and interpreted by the UK Takeover Panel;
“UK Takeover Panel” means the UK Panel on Takeovers and Mergers; and
“Voting Trust Deed” means the Voting Trust Deed dated April 17, 2003 between Carnival Corporation and The Law Debenture Trust Corporation (Cayman) Limited, as trustee.
1.2
Clauses, Schedules

References to this Agreement shall include any Recitals and Schedules to it and references to clauses and Schedules are to clauses of, and schedules to, this Agreement. References to paragraphs are to paragraphs of the Schedules.
1.3
Singular, plural

References to the singular include the plural and vice versa.
1.4
References to persons and companies

References to:
(a)
a “person” includes any company, partnership or unincorporated association (whether or not having separate legal personality);

(b)
a “company” shall include any company, corporation or any body corporate, wherever and however incorporated or established; and

(c)
one gender includes other genders.

1.5
References to subsidiaries

“Subsidiary” means, with respect to a company, any entity, whether incorporated or unincorporated, in which such company owns, directly or indirectly, a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the directors or other persons performing similar functions, or the management and policies of which such company otherwise has the power to direct.
1.6
Modification of Statutes

References to a statute or statutory provision include:
(a)
that statute or provision as from time to time modified, re-enacted or consolidated whether before or after the date of this Agreement;

(b)
any past statute or statutory provision (as from time to time modified, re-enacted or consolidated) which that statute or provision has directly or indirectly replaced; and

(c)
any subordinate legislation made from time to time under that statute or statutory provision,

except to the extent that any statute, statutory provision or subordinate legislation made or enacted after the date of this Agreement would create or increase a liability of any party under this Agreement.
1.7
Amendments

A reference to any other document referred to in this Agreement is a reference to that other document as amended, revised, varied, novated or supplemented at any time.
1.8
Headings

Headings shall be ignored in construing this Agreement.
1.9
Reasonable endeavors

Where the words “reasonable endeavors” are used in this Agreement in relation to the performance of any act by a Party, such Party shall be required to take only those steps in performing such act as are commercially reasonable having regard to such Party’s circumstances at the time.
1.10
Information

References to books, records or other information mean books, records or other information in any form including paper and electronically stored data.
1.11
Legal Terms

References to any English legal term shall, in respect of any jurisdiction other than England and Wales, be construed as references to the term or concept which most nearly corresponds to it in that jurisdiction.
1.12
Non-limiting effect of words

The words “including”, “include”, “in particular” and words of similar effect shall not be deemed to limit the general effect of the words that precede them.
2.
DLC Unification and Redomiciliation

2.1
Subject always to clause 2.2, 2.3 and 3.1, the Parties agree to co-operate and use reasonable endeavors to implement the DLC Unification and Redomiciliation in accordance with the terms set out in the Combined Shareholder Document.

2.2
Nothing in this Agreement shall require any Director to take or refrain from taking any action that would be inconsistent with his/her fiduciary duties or prohibit any Director from taking any action required to comply with his/her fiduciary duties, including in each case the withdrawal, qualification or modification of the recommendations from the Boards of Directors to vote in favor of the resolutions proposed at each of the Shareholder Meetings.

2.3
Notwithstanding anything to the contrary in this Agreement, Carnival Corporation undertakes to take, and to procure that any third party takes, such steps as are necessary to implement and complete the Redomiciliation without undue delay following the satisfaction of the Redomiciliation Condition.

3.
Conditions

3.1
Completion of the DLC Unification shall be conditional on the satisfaction or waiver (in accordance with clause 3.5) of the DLC Unification Conditions and the General Condition.

3.2
Completion of the Redomiciliation shall be conditional only on the satisfaction of the Redomiciliation Condition.

3.3
The Parties undertake to co-operate and use reasonable endeavors to procure:

(a)
the satisfaction or waiver of the DLC Unification Conditions as promptly as reasonably practicable and, in any event, by not later than 17.00 (London time) on the Business Day prior to the Scheme Court Hearing; and

(b)
the satisfaction of the Redomiciliation Condition as promptly as reasonably practicable following the satisfaction or waiver of the DLC Unification Conditions and, in any event, prior to the Long Stop Date.

3.4
The Parties undertake to:

(a)
assist each other in communicating with any Authority for the purposes of satisfying the DLC Unification Conditions, including with the provision of any information or documents reasonably requested and necessary for the purpose of making a submission, filing or notification to any relevant Authority in relation to the DLC Unification and/or Redomiciliation as promptly as reasonably practicable;

(b)
make as promptly as reasonably practicable such filings with any Authority as are necessary or expedient for the implementation of the DLC Unification and/or Redomiciliation; and

(c)
use reasonable endeavors to avoid: (i) any declaration of incompleteness by any Authority; and (ii) any suspension of a review period by an Authority.

3.5
The DLC Unification Conditions (other than DLC Unification Conditions 1, 2 and 3) may be waived at any time in whole or in part and conditionally or unconditionally in writing by both Parties. Carnival Corporation may waive the General Condition at any time in whole or in part and conditionally or unconditionally by written notice to Carnival plc.

3.6
Nothing in this Agreement shall oblige the Parties to waive or treat as satisfied any Condition.

3.7
This Agreement shall terminate with immediate effect upon the earliest to occur of:

(a)
both Parties having agreed in writing that any DLC Unification Condition: (i) has not been satisfied by the Long Stop Date, or any event, fact or matter has occurred or is likely to occur which will or is likely to make any DLC Unification Condition not capable of satisfaction by the Long Stop Date; and (ii) has not been waived in accordance with clause 3.5;

(b)
Carnival Corporation having notified Carnival plc in writing that the General Condition has not been satisfied and has not been waived by Carnival Corporation in accordance with clause 3.5;

(c)
both Parties having acknowledged in writing that the Redomiciliation Condition has not been satisfied by the Long Stop Date, or any event, fact or matter has occurred or is likely to occur which will or is likely to make the Redomiciliation Condition not capable of satisfaction by the Long Stop Date; and

(d)
the Long Stop Date, if the DLC Unification and Redomiciliation have not been implemented by such time.

4.
Shareholder meetings

The Companies shall cooperate to ensure, so far as possible, that (a) the Carnival Corporation Extraordinary General Meeting; and (b) the Carnival plc Court Meeting and Carnival plc General Meeting, or any postponement or adjournment of such meetings, are convened on due notice, or rescheduled, so as to be held as close in time as practicable with each other.
5.
Implementation of the Scheme

5.1
Carnival Corporation undertakes to issue New CCL Shares pursuant to and in accordance with the terms and subject to the conditions of the Scheme.

5.2
Carnival Corporation hereby undertakes that it will, acting through Counsel, give an undertaking to the Court to be bound by and consent to the implementation of the Scheme to the extent that all of the DLC Unification Conditions (other than DLC Unification Condition 1.4) and the General Condition have been satisfied or waived prior to or on the Scheme Court Hearing.

5.3
Carnival Corporation and Carnival plc undertake to procure that all steps reasonably required to be taken in respect of the issue of New CCL Shares pursuant to the Scheme (subject to any provisions in the Scheme relating to the shares of certain overseas shareholders of Carnival plc, Carnival plc Shares held by Sanctioned Shareholders and compliance by Carnival Corporation and Carnival plc with their obligations hereunder) be taken, including the receipt by the Carnival plc ADS Depositary of New CCL Shares in exchange for or in replacement of, the Carnival plc Ordinary Shares deposited under the Carnival plc Deposit Agreement as soon as reasonably practicable following the Scheme becoming effective or, if later to occur, the Redomiciliation becoming effective.

5.4
Carnival Corporation and Carnival plc shall use reasonable endeavors to cause all New CCL Shares issued to Carnival plc Shareholders pursuant to the terms of the Scheme to:

(a)
be issued in reliance on the exemption from the registration requirements of the Securities Act, provided by Section 3(a)(10) of the Securities Act; and

(b)
be approved for listing on the NYSE, subject to official notice of issuance.

6.
US registration and listing

6.1
Carnival Corporation and Carnival plc shall use reasonable endeavors to:

(a)
keep the Combined Shareholder Document effective as long as is necessary to consummate DLC Unification and the Redomiciliation;

(b)
ensure that the Combined Shareholder Document complies in all material respects as to form with the applicable requirements of the Securities Act, the Exchange Act and all other applicable laws; and

(c)
cause the Combined Shareholder Document to be disseminated to the extent required by applicable laws.

7.
Carnival plc Share Plans

7.1
Carnival Corporation and Carnival plc acknowledge and agree that, before the Scheme Effective Date, Carnival plc may operate each of the Carnival plc Share Plans as it considers appropriate in accordance with the rules of the relevant Carnival plc Share Plan and normal practice, which may be modified as the Boards of Directors (or the Compensation Committees of the Boards of Directors) reasonably consider appropriate to implement the Scheme of Arrangement, to facilitate the administration of the Carnival plc Share Plans or to take account of the DLC Unification and/or Redomiciliation or any change in regulation.
7.2
Carnival Corporation and Carnival plc agree that, as soon as practicable following completion of the DLC Unification and Redomiciliation, participants in the Carnival plc 2024 Employee Share Plan will receive an award, on a one-for-one basis, over common shares of Carnival Corporation Ltd. in respect of any awards which remain outstanding immediately prior to completion of, but which are cancelled in connection with, the DLC Unification and Redomiciliation, subject to compliance with applicable local laws and regulations. Carnival Corporation and Carnival plc undertake to procure that all steps are taken as are reasonably required in order to give effect to the cancellation of the existing awards and/or the granting of such new awards, subject to compliance with applicable local laws and regulations.

7.3
Carnival Corporation and Carnival plc acknowledge that, following completion of the DLC Unification and Redomiciliation, participants in the Carnival plc 2005 Employee Stock Purchase Plan will be subject to the same treatment as all other Carnival plc ADS holders, as set forth in clause 8.

8.
Carnival plc ADSs

8.1
Carnival plc shall use reasonable endeavors to cause the delisting of Carnival plc ADSs from NYSE on, or as soon as reasonably practicable after, the Scheme Effective Date.

8.2
On or as soon as reasonable practicable after the Scheme Effective Date, Carnival plc shall terminate the Carnival plc ADS facility in accordance with the terms of the Carnival plc Deposit Agreement.

9.
Revisions to DLC Unification and Redomiciliation

The Parties shall use reasonable endeavors to implement any revised or amended terms of the DLC Unification or the Redomiciliation which are recommended by the Boards of Directors (or any committee thereof or any other person authorized by the Boards of Directors, in each case in connection with the DLC Unification or Redomiciliation) and shall take all such steps to ensure that the provisions of this Agreement shall apply as nearly as practicable in the same way to such revised transaction.
10.
DLC Agreements

10.1
Each of the Parties undertakes to deliver to each other a duly executed counterpart of the Equalization Agreement Termination Agreement on or immediately following the Scheme Effective Date.

10.2
Upon execution of the Equalization Agreement Termination Agreement, the Carnival Corporation Deed of Guarantee, the Carnival plc Deed of Guarantee, the Carnival Corporation Deed and the Pairing Agreement shall automatically terminate and be of no further force or effect.

10.3
Upon execution of the Equalization Agreement Termination Agreement, the SVE Special Voting Deed shall automatically terminate and be of no further force or effect. Upon termination, the Board of Directors shall direct DLC SVC Limited to transfer the Carnival Special Voting Share (as defined therein) to Carnival Corporation in consideration for £1.

10.4
Upon execution of the Equalization Agreement Termination Agreement, the Voting Trust Deed shall automatically terminate and be of no further force or effect. Upon termination, The Law Debenture Trust Corporation (Cayman) Limited, as trustee, is obligated to make a final distribution of any remaining trust property, after which the trust shall dissolve. Upon termination, in accordance with the articles of association of Carnival plc, the Board of Directors shall direct the holder of the P&O Princess Special Voting Share (as defined in the articles of association of Carnival plc) to transfer the P&O Princess Special Voting Share to Carnival Corporation in consideration for £1.
11.
Representations and Warranties

Each of the Parties represents and warrants to each other on the date hereof that:
(a)
it has the requisite power and authority to enter into and perform this Agreement;

(b)
this Agreement constitutes its legal, valid and binding obligations in accordance with its terms;

(c)
the execution and delivery of, and performance of its obligations under, this Agreement shall not:

(i)
result in a breach of any provision of its constitutional documents;

(ii)
save as previously fairly disclosed to the other Party, result in a breach of, or constitute a default under, any instrument to which it is a party or by which it is bound; or

(iii)
result in a breach of any order, judgment or decree of any court or governmental agency to which it is a party or by which it is bound.

12.
Further Assurances

12.1
Each Party shall, and shall use reasonable endeavors to procure that any third party shall, from time to time, execute such documents and do such acts and things as the requesting Party may reasonably require for the purpose of giving the full benefit of this Agreement to the requesting Party.

12.2
Each Party shall make or send such public announcement, communication or other document relating to the DLC Unification and/or Redomiciliation as is required by applicable law or a regulation of a Listing Authority or the UK Takeover Panel.

13.
Remedies and Waivers

13.1
The rights and remedies provided for in this Agreement are cumulative and not exclusive of any other rights or remedies, whether provided by law or otherwise.

13.2
No failure or delay by either party in exercising any right or remedy provided under this Agreement shall operate as a waiver of it, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of it or the exercise of any other right or remedy.

13.3
Any waiver of a breach of this Agreement shall not constitute a waiver of any subsequent breach.

14.
Invalidity

14.1
If any provision in this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, the provision shall apply with whatever deletion or modification is necessary so that the provision is legal, valid and enforceable and gives effect to the commercial intention of the Parties.

14.2
To the extent it is not possible to delete or modify the provision, in whole or in part, under clause 14.1, then such provision or part of it shall, to the extent that it is illegal, invalid or unenforceable, be deemed not to form part of this Agreement and the legality, validity and enforceability of the remainder of this Agreement shall, subject to any deletion or modification made under clause 14.1, not be affected.

14.3
If the DLC Unification becomes subject to the UK Takeover Code, the Parties agree that, if the Panel determines that any provision of this Agreement that requires the Parties to take or not take action, whether as a direct obligation or as a condition to any other person’s obligation (however expressed), is not permitted by the UK Code (including Rule 21.2), that provision shall have no effect and shall be disregarded and the legality, validity and enforceability of the remainder of this Agreement shall, subject to any deletion or modification made under clause 14.1, not be affected.
15.
No Partnership

Nothing in this Agreement and no action taken by the Parties under this Agreement shall be deemed to constitute a partnership between the Parties nor constitute any Party the agent of any other Party for any purpose.
16.
Third Party Rights

A person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of, or enjoy any benefit under, this Agreement.
17.
Variation

No variation of this Agreement shall be effective unless in writing and signed by or on behalf of each of the Parties.
18.
Whole Agreement

18.1
This Agreement contains the whole agreement between the Parties relating to DLC Unification and Redomiciliation at the date of this Agreement to the exclusion of any terms implied by law which may be excluded by contract and supersedes any previous or contemporaneous written or oral agreement between the Parties in relation to the matters dealt with in this Agreement.

18.2
Each Party agrees and acknowledges that:

(a)
in entering into this Agreement, it is not relying on any representation, warranty or undertaking not expressly incorporated into it; and

(b)
its only right and remedy in relation to any representation, warranty or undertaking made or given in connection with this Agreement shall be for breach of the terms of this Agreement and each of the Parties waives of all other rights and remedies (including those in tort or arising under statute) in relation to any such representation, warranty or undertaking.

18.3
Nothing in this clause 18 excludes or limits any liability for fraud.

19.
Assignment

The Parties shall not assign, grant any security interest over, hold on trust or otherwise transfer the benefit of the whole or any part of this Agreement.
20.
Counterparts

This Agreement may be entered into in any number of counterparts, all of which taken together shall constitute one and the same instrument. Any party may enter into this Agreement by executing any such counterpart.
21.
Effect of Termination

Termination of this Agreement shall be without prejudice to any rights or obligations which have arisen under this Agreement prior to termination and the provisions of clauses 12 to 22 inclusive shall continue to apply notwithstanding any termination.
22.
Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

23.
Arbitration

23.1
Any dispute, controversy or claim arising out of or in connection with this contract, including any question regarding its existence, validity, formation or termination, shall be referred to and finally resolved by arbitration under the LCIA Arbitration Rules, which Rules are deemed to be incorporated by reference into this clause.

23.2
The number of arbitrators shall be three. The claimant shall nominate one arbitrator and the respondent shall nominate one arbitrator. The two persons so nominated shall, within 14 days of the appointment of the second of them by the LCIA Court, and following consultation by each with the nominating party, nominate a third arbitrator to be appointed by the LCIA Court as the presiding arbitrator of the arbitral tribunal. If no such nomination is made within that time limit, the LCIA Court shall select and appoint the presiding arbitrator of the arbitral tribunal.

23.3
The seat, or legal place, of arbitration shall be London, United Kingdom.

23.4
Unless otherwise agreed by the parties or ordered by the arbitral tribunal, the venue of the arbitration shall be Miami, Florida, USA.

23.5
The language to be used in the arbitral proceedings shall be English.

23.6
The law of this arbitration agreement shall be English law.

24.
Service of Process

Without prejudice to any other permitted mode of service the parties agree that service of any claim forms, notice or other document for the purpose of any proceedings begun in England shall be duly served upon it if delivered by hand or by courier or sent by recorded or special delivery post (or any substantially similar form of mail), in the case of:
(a)
Carnival Corporation to Carnival House, 100 Harbour Parade, Southampton, SO15 1ST, United Kingdom (marked for the attention of the Company Secretary); and

(b)
Carnival plc to Carnival House, 100 Harbour Parade, Southampton, SO15 1ST, United Kingdom (marked for the attention of the Company Secretary),

or such other person and address in England or Wales as either party shall notify the other in writing or vice versa from time to time.
IN WITNESS WHEREOF this Agreement has been duly executed on the date first set out above.

Schedule 1
Conditions
Part A - DLC Unification Conditions
The DLC Unification is subject to the following conditions:
1.
Shareholder Approvals

1.1
the approval of the Scheme by a majority in number of the Carnival plc Shareholders, present and voting, whether in person or by proxy, at the Carnival plc Court Meeting and at any separate class meeting which may be required by the UK Court or any adjournment of any such meeting, representing not less than 75 per cent in value of the Scheme Shares (as such term is defined in the Combined Shareholder Document) voted by such Carnival plc Shareholders (or relevant class or classes thereof, if applicable);

1.2
all resolutions put to the Carnival plc General Meeting (excluding any procedural resolutions) being duly passed by the requisite majority of Carnival plc Shareholders at the Carnival plc General Meeting (or any adjournment thereof);

1.3
all resolutions put to the Carnival Corporation Extraordinary General Meeting (excluding any procedural resolutions) being duly passed by the requisite majority of the Carnival Corporation Shareholders at the Carnival Corporation Extraordinary General Meeting (or any adjournment thereof);

1.4
the sanction of the Scheme with or without modification (but subject to any modification being acceptable to Carnival Corporation and Carnival plc) by the UK Court and the delivery of a copy of the Scheme Court Order to the Registrar of Companies in England and Wales;

2.
Admission Condition

confirmation having been received by Carnival Corporation that the New CCL Shares have been approved for listing, subject to official notice of issuance, on the NYSE;
3.
US Conditions

the Combined Shareholder Document having become effective under the Securities Act and, immediately prior to the Scheme Effective Date, not being the subject of any stop order or proceeding seeking a stop order;
4.
Redomiciliation Approval

there being no fact, matter or circumstance which, in the sole opinion of Carnival Corporation, would or would be reasonably likely to result in the Bermuda Registrar of Companies refusing to grant formal approval of the Redomiciliation prior to the Long Stop Date;
5.
Regulatory Clearances

5.1
following notification of the DLC Unification to the German Federal Ministry for Economic Affairs and Energy (Bundesministerium für Wirtschaft und Energie) (“BMWE”), one of the following having occurred:

(a)
the BMWE: (i) having granted clearance (Freigabe) pursuant to Section 58a para. 1 sentence 1 and para 3 or sec. 61 of the German Foreign Trade and Payments Ordinance (Außenwirtschaftsverordnung) (“AWV”) without conditions or on terms reasonably satisfactory to Corp and PLC, or (ii) having granted a certificate of non-objection (Unbedenklichkeitsbescheinigung) pursuant to Section 58 para. 1 sentence 1 AWV; or

(b)
clearance is deemed as being granted, if within two months or within any applicable extension period pursuant to Section 14a para. 1 no. 1 or Section 14 para. 1 of the German

Foreign Trade and Payments Act (Außenwirtschaftsgesetz) (“AWG”) of receipt of a report pursuant to Section 55a para. 4 of AWV or of an application for clearance or a certificate of non-objection, the BMWE not launching an assessment procedure pursuant to Section 55 of AWV nor exercising its powers pursuant to Section 59 of AWV nor prohibiting (untersagt) the DLC Unification; or
(c)
the BMWE declaring in writing that the DLC Unification can be closed without having obtained prior approval from the BMWE;

5.2
following notification of the DLC Unification pursuant to Article 2 of Italian Law Decree No. 21/2012, converted by Italian Law No. 56/2012, as subsequently amended and implemented (“Italian FDI Law”), the Italian Presidency of the Council of Ministers:

(a)
having granted unconditional clearance under the Italian FDI law, including by means of the expiry of the applicable review period without the adoption of an express decision; or

(b)
having declared that the DLC Unification does not fall within the scope of the Italian FDI Law; or

(c)
having granted conditional clearance under the Italian FDI Law on terms reasonably satisfactory to Carnival Corporation and Carnival plc;

5.3
following notification of the DLC Unification pursuant to the German Act against Restraints on Competition (Gesetz gegen Wettbewerbsbeschränkungen) (“GWB”), the Federal Cartel Office, meaning Germany’s national competition authority (Bundeskartellamt) (“FCO”), either:

(a)
informing the parties that the DLC Unification does not constitute a notifiable concentration within the meaning of section 37 of the GWB;

(b)
informing the parties that the DLC Unification does not fulfil the prerequisites for a prohibition under section 36 paragraph 1 of the GWB;

(c)
not informing the parties within one month after submission of a complete filing under section 40 paragraph 1 of the GWB that the FCO has opened the main examination proceedings (Hauptprüfverfahren);

(d)
issuing an order after initiation of the main examination proceedings under section 40 paragraph 1, sentence 2 of the GWB that the DLC Unification is cleared without any conditions; or

(e)
the five months deadline after submission of the complete filing under section 40 paragraph 2, sentence 2 of the GWB, or the extended deadline under section 40 paragraph 2, sentence 4, no. 1 of the GWB has expired without the FCO having prohibited the DLC Unification;

5.4
all applicable notifications and filings having been made and any applicable waiting periods (including any extensions thereof or the expiration of any customary timing agreements or similar commitments not to close before a certain period of time) under the Hart Scott Rodino Antitrust Improvements Act of 1976 (as amended) (the “HSR Act”) and the rules and regulations made thereunder having expired, lapsed or been terminated as appropriate in each case in respect of the DLC Unification and any commitment or agreement with any governmental entity to stay, toll or extend any applicable waiting period under the HSR Act or to otherwise not consummate the DLC Unification shall have expired, lapsed or been terminated;

5.5
(a)
if and to the extent any or all of DLC Unification Conditions 5.1 to 5.4 (inclusive) are waived or are not invoked by the Parties, all Clearances including, without limitation, any Clearance in connection with any “phase 2” or similar “in depth” review by any of the authorities referred to in DLC Unification Conditions 5.1 to 5.4 (inclusive) having been obtained; or

(b)
any other Clearance deemed necessary or appropriate by the Parties for or in respect of the DLC Unification having been obtained,

in each case in terms and in a form and subject to conditions that are reasonably satisfactory to the Parties and all such Clearances remaining in full force and effect and all filings necessary for such purpose having been made and there being no notice or intimation of any intention to revoke or not to renew any of the same at the time at which the DLC Unification becomes otherwise unconditional;
5.6
the waiver (or non-exercise within any applicable time limits) by any relevant Authority of any termination right, right of pre-emption, first refusal or similar right arising as a result of or in connection with the DLC Unification;

5.7
all necessary filings or applications having been made in connection with the DLC Unification and all statutory or regulatory obligations in any jurisdiction having been complied with in connection with the DLC Unification and all authorizations, orders, grants, recognitions, determinations, confirmations, consents, licences, clearances, permissions, exemptions and approvals deemed necessary or appropriate by the Parties for or in respect of the DLC Unification having been obtained in terms and in a form reasonably satisfactory to the Parties from all appropriate Authorities and all such authorizations, orders, grants, recognitions, determinations, confirmations, consents, licences, clearances, permissions, exemptions and approvals deemed necessary or appropriate to carry on the business of any member of the Carnival Group which are material in the context of the Carnival Group or for or in respect of the DLC Unification including, without limitation, its implementation or financing remaining in full force and effect and all filings necessary for such purpose having been made and there being no notice or intimation of any intention to revoke or not to renew any of the same at the time at which the DLC Unification becomes otherwise unconditional and all necessary statutory or regulatory obligations in any jurisdiction having been complied with;

5.8
no Authority having given notice of a decision to take, institute, implement or threaten any action, proceeding, suit, investigation, enquiry or reference (and, in each case, not having withdrawn the same), or having enacted, made or proposed any statute, regulation, decision or order, or change to published practice or having taken any other step, and there not continuing to be outstanding any statute, regulation, decision or order, which in each case would or might reasonably be expected to:

(a)
impose any material limitation on the ability of Carnival Corporation directly or indirectly to acquire or to hold or to exercise effectively any rights of ownership in respect of shares or loans or securities convertible into shares or any other securities (or the equivalent) in Carnival plc;

(b)
otherwise adversely affect the business, assets, profits or prospects of any member of the Carnival to an extent which is material in the context of the Carnival Group or in the context of the DLC Unification;

(c)
make the DLC Unification or its implementation void, illegal, and/or unenforceable under the laws of any jurisdiction, or otherwise, directly or indirectly, restrain, restrict, prohibit or otherwise interfere with the same, or impose additional conditions or obligations with respect thereto;

(d)
result in any member of the Carnival Group ceasing to be able to carry on business under any name under which it presently does so,

and all applicable waiting and other time periods (including any extensions thereof) during which any such Authority could institute, implement or threaten any action, proceeding, suit, investigation, enquiry or reference or any other step under the laws of any jurisdiction in respect of the DLC Unification or the acquisition or proposed acquisition of any Carnival plc Ordinary Shares having expired, lapsed or been terminated.

Part B - General Condition
The DLC Unification is conditional upon there being no fact, matter or circumstance which, in the absolute discretion of Carnival Corporation, may or may be reasonably likely to prevent, hinder or otherwise adversely affect the DLC Unification or Redomiciliation or the willingness of Carnival Corporation to pursue the DLC Unification or Redomiciliation as contemplated.
Part C - Redomiciliation Condition
The Redomiciliation is conditional on the Scheme having become effective in accordance with its terms.

Signatures
Signed by a director for and on behalf of
CARNIVAL CORPORATION:
Director name:

/s/ Josh Weinstein
Josh Weinstein

Signed by a director for and on behalf of
CARNIVAL PLC:
Director name:

/s/ Josh Weinstein
Josh Weinstein

ANNEX F – FORM OF MEMORANDUM OF CONTINUANCE OF CARNIVAL CORPORATION LTD.
FORM No. 2d
BERMUDA
THE COMPANIES ACT 1981
MEMORANDUM OF CONTINUANCE OF COMPANY LIMITED BY SHARES
Section 132C(2)
MEMORANDUM OF CONTINUANCE
OF
CARNIVAL CORPORATION LTD.
(hereinafter referred to as the “Company”)
1.
The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.
The Company is an exempted company as defined by the Companies Act 1981.

3.
The authorised share capital of the Company is US$20,000,000 divided into 1,960,000,000 common shares of par value US$0.01 each and 40,000,000 preference shares of par value US$0.01 each.

4.
The Company, with the consent of the Minister of Finance, has power to hold land situate in Bermuda not exceeding      in all, including the following parcels:-

N/A
5.
Details of Incorporation:

The Company was originally organized as a corporation in accordance with the laws of Panama with the name “Carnival Cruise Lines, Inc.” on 21 November 1974. On 20 April 1994, the Company changed its name from “Carnival Cruise Lines, Inc.” to “Carnival Corporation”.
6.
The objects of the Company from the date of continuance are unrestricted.

7.
The following are provisions regarding the powers of the Company –

Subject to paragraph 4, the Company may do all such things as are incidental or conducive to the attainment of its objects and shall have the capacity, rights, powers and privileges of a natural person, and−
(i)
pursuant to Section 42 of the Act, the Company shall have the power to issue preference shares which are, at the option of the holder, liable to be redeemed;

F-1

(ii)
pursuant to Section 42A of the Act , the Company shall have the power to purchase its own shares; and

(iii)
pursuant to Section 42B of the Act, the Company shall have the power to acquire its own shares to be held as treasury shares.

Signed by duly authorised persons in the presence of at least one witness attesting the signature thereof:-

(Authorised persons)	(Witnesses)
Dated this [  ] day of [      ], 20[  ]

F-2

ANNEX G – FORM OF BYE-LAWS OF CARNIVAL CORPORATION LTD.
Bye-laws of
Carnival Corporation Ltd.
Clarendon House, 2 Church Street
Hamilton HM 11, Bermuda
conyers.com

Carnival Corporation Ltd.
SHARES
1.
POWER TO ISSUE SHARES

1.1.      Subject to these Bye-laws and to any resolution of the Shareholders to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares on such terms and conditions as it may determine.
1.2.      Subject to the Act, any preference shares may be issued or converted into shares that (at a determinable date or at the option of the Company or the holder) are liable to be redeemed on such terms and in such manner as may be determined by the Board (before the issue or conversion).
2.
POWER OF THE COMPANY TO PURCHASE ITS SHARES

2.1.      The Company may purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act on such terms as the Board shall think fit.
2.2.      The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares in accordance with the Act.
3.
RIGHTS ATTACHING TO SHARES

3.1.      At the date these Bye-laws are adopted, the share capital of the Company is divided into two classes: (i) 1,960,000,000 common shares of par value US$.01 each (the “Common Shares”) and (ii) 40,000,000 preference shares of par value US$.01 each (the “Preference Shares”).
3.2.      The holders of Common Shares shall, subject to these Bye-laws (including, without limitation, the rights attaching to Preference Shares):
(a)
be entitled to one vote per share;

(b)
be entitled to such dividends as the Board may from time to time declare;

(c)
in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to the surplus assets of the Company; and

(d)
generally be entitled to enjoy all of the rights attaching to shares.

3.3.      The Board is authorised to provide for the issuance of the Preference Shares in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the terms, including designation, powers, preferences, rights, qualifications, limitations and restrictions of the shares of each such series (and, for the avoidance of doubt, such matters and the issuance of such Preference Shares shall not be deemed to vary the rights attached to the Common Shares or, subject to the terms of any other series of Preference Shares, to vary the rights attached to any other series of Preference Shares). The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:
(a)
the number of shares constituting that series and the distinctive designation of that series;

(b)
the dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of the payment of dividends on shares of that series;

(c)
whether the series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

Carnival Corporation Ltd.
(d)
whether the series shall have conversion or exchange privileges (including, without limitation, conversion into Common Shares) and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

(e)
whether or not the shares of that series shall be redeemable or repurchaseable and, if so, the terms and conditions of such redemption or repurchase, including the manner of selecting shares for redemption or repurchase if less than all shares are to be redeemed or repurchased, the date or dates upon or after which they shall be redeemable or repurchaseable, and the amount per share payable in case of redemption or repurchase, which amount may vary under different conditions and at different redemption or repurchase dates;

(f)
whether that series shall have a sinking fund for the redemption or repurchase of shares of that series and, if so, the terms and amount of such sinking fund;

(g)
the right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Company or any subsidiary, upon the issue of any additional shares (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Company or any subsidiary of any issued shares of the Company;

(h)
the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment in respect of shares of that series;

(i)
the rights of holders of that series to elect or appoint directors; and

(j)
any other relative participating, optional or other special rights, qualifications, limitations or restrictions of that series.

3.4.      Any Preference Shares of any series which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorised and unissued Preference Shares of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of Preference Shares to be created by resolution or resolutions of the Board or as part of any other series of Preference Shares, all subject to the conditions and the restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of Preference Shares.
3.5.      At the discretion of the Board, whether or not in connection with the issuance and sale of any shares or other securities of the Company, the Company may issue securities, contracts, warrants or other instruments evidencing any shares, option rights, securities having conversion or option rights, or obligations on such terms, conditions and other provisions as are fixed by the Board including, without limiting the generality of this authority, conditions that preclude or limit any person or persons owning or offering to acquire a specified number or percentage of the issued Common Shares, other shares, option rights, securities having conversion or option rights, or obligations of the Company or transferee of the person or persons from exercising, converting, transferring or receiving the shares, option rights, securities having conversion or option rights, or obligations.
3.6.      All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

Carnival Corporation Ltd.
4.
CALLS ON SHARES

4.1.      The Board may make such calls as it thinks fit upon the Shareholders in respect of any moneys (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Shareholders (and not made payable at fixed times by the terms and conditions of issue) and, if a call is not paid on or before the day appointed for payment thereof, the Shareholder may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.
4.2.      Any amount which, by the terms of allotment of a share, becomes payable upon issue or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purposes of these Bye-laws be deemed to be an amount on which a call has been duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these Bye-laws as to payment of interest, costs and expenses, forfeiture or otherwise shall apply as if such amount had become payable by virtue of a duly made and notified call.
4.3.      The joint holders of a share shall be jointly and severally liable to pay all calls and any interest, costs and expenses in respect thereof.
4.4.      The Company may accept from any Shareholder the whole or a part of the amount remaining unpaid on any shares held by such Shareholder, although no part of that amount has been called up or become payable.
5.
FORFEITURE OF SHARES

5.1.      If any Shareholder fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Shareholder, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such Shareholder a notice in writing in the form, or as near thereto as circumstances admit, of the following:
Notice of Liability to Forfeiture for Non-Payment of Call
Carnival Corporation Ltd. (the “Company”)

You have failed to pay the call of [amount of call] made on [date], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the Company, on [date], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of [  ] per annum computed from the said [date] at the registered office of the Company the share(s) will be liable to be forfeited.

Dated this [date]
[Signature of Secretary] By Order of the Board
5.2.      If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine. Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Bye-laws and the Act.

Carnival Corporation Ltd.
5.3.      A Shareholder whose share or shares have been so forfeited shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture, together with all interest due thereon and any costs and expenses incurred by the Company in connection therewith.
5.4.      The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.
6.
SHARE CERTIFICATES

6.1.      Subject to the provisions of this Bye-law 6, every Shareholder shall be entitled to a certificate specifying the number and, where appropriate the class of shares held by such Shareholder. To the extent that shares are represented by certificates, such certificates shall be in such form as shall be approved by the Board. Any share certificates of the Company shall be issued in registered form only. They shall be signed by the president of the Company or a vice president and by the Secretary or an assistant secretary or the treasurer or an assistant treasurer or by such person expressly authorized to sign, and may bear the corporate seal, which may be a facsimile. The signatures of the officers upon such certificate may be facsimiles, if the certificate is countersigned by a transfer agent or registered by a registrar other than the Company itself or its employees. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer before the certificate is issued it may be issued or delivered with the same effect as if he were such officer at the date of its issue or delivery.
6.2.      The Company shall be under no obligation to complete and deliver a share certificate unless specifically called upon to do so by the person to whom the shares have been allotted.
6.3.      If any share certificate shall be proved to the satisfaction of the Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.
6.4.      Notwithstanding any provisions of these Bye-laws:
(a)
the Board shall, subject always to the Act and any other applicable laws and regulations and the facilities and requirements of any relevant system concerned, have power to implement any arrangements it may, in its absolute discretion, think fit in relation to the evidencing of title to and transfer of uncertificated shares and to the extent such arrangements are so implemented, no provision of these Bye-laws shall apply or have effect to the extent that it is in any respect inconsistent with the holding or transfer of shares in uncertificated form; and

(b)
unless otherwise determined by the Board and as permitted by the Act and any other applicable laws and regulations, no person shall be entitled to receive a certificate in respect of any share for so long as the title to that share is evidenced otherwise than by a certificate and for so long as transfers of that share may be made otherwise than by a written instrument.

7.
FRACTIONAL SHARES

The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.
REGISTRATION OF SHARES
8.
REGISTER OF SHAREHOLDERS

8.1.      The Board shall cause to be kept in one or more books a Register of Shareholders and shall enter therein the particulars required by the Act.

Carnival Corporation Ltd.
8.2.      The Register of Shareholders shall be open to inspection without charge at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Shareholders may, after notice has been given in accordance with the Act, be closed for any time or times not exceeding in the whole thirty days in each year.
9.
REGISTERED HOLDER ABSOLUTE OWNER

The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.
10.
TRANSFER OF REGISTERED SHARES

10.1.
An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board or any transfer agent appointed from time to time may accept:

Transfer of a Share or Shares
Carnival Corporation Ltd. (the “Company”)
FOR VALUE RECEIVED……………….. [amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of [address], [number] shares of the Company.
DATED this [date]
Signed by:	In the presence of:
Transferor	Witness
Signed by:	In the presence of:
Transferor	Witness
10.2.    Such instrument of transfer shall be signed by (or in the case of a party that is a corporation, on behalf of) the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been registered as having been transferred to the transferee in the Register of Shareholders.
10.3.    The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require showing the right of the transferor to make the transfer.
10.4.    The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Shareholder may transfer any such share to the executors or administrators of such deceased Shareholder.
10.5.    The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share which is not fully paid up. The Board shall refuse to register a transfer unless all applicable consents, authorisations and permissions of any governmental body or agency in Bermuda have been obtained. If the Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

Carnival Corporation Ltd.
10.6.    Shares may be transferred without a written instrument if transferred by an appointed agent or otherwise in accordance with the Act.
10.7.    Notwithstanding anything to the contrary in these Bye-laws, shares that are listed or admitted to trading on an appointed stock exchange may be transferred in accordance with the rules and regulations of such exchange.
11.
TRANSMISSION OF REGISTERED SHARES

11.1.    In the case of the death of a Shareholder, the survivor or survivors where the deceased Shareholder was a joint holder, and the legal personal representatives of the deceased Shareholder where the deceased Shareholder was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Shareholder’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Shareholder with other persons. Subject to the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Shareholder or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Shareholder.
11.2.    Any person becoming entitled to a share in consequence of the death or bankruptcy of any Shareholder may be registered as a Shareholder upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following, or in such other form as the Board or any transfer agent from time to time may accept:
Transfer by a Person Becoming Entitled on Death/Bankruptcy of a Shareholder
Carnival Corporation Ltd.   (the “Company”)

I/We, having become entitled in consequence of the [death/bankruptcy] of [name and address of deceased/bankrupt Shareholder] to [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Shareholder] instead of being registered myself/ourselves, elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

DATED this [date]
Signed by:	In the presence of:
Transferor	Witness
Signed by:	In the presence of:
Transferor	Witness
11.3.    On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, and such other documents as the Company’s transfer agent requires, the transferee shall be registered as a Shareholder. Notwithstanding the foregoing,

Carnival Corporation Ltd.
the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Shareholder before such Shareholder’s death or bankruptcy, as the case may be.
11.4.    Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to such share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.
ALTERATION OF SHARE CAPITAL
12.
POWER TO ALTER CAPITAL

12.1.    The Company may if authorised by resolution of the Shareholders increase, divide, consolidate, subdivide, change the currency denomination of, diminish or otherwise alter or reduce its share capital in any manner permitted by the Act.
12.2.    Where, on any alteration or reduction of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit.
13.
VARIATION OF RIGHTS ATTACHING TO SHARES

If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the sanction of a resolution passed by a majority of issued shares of that class at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.
DIVIDENDS AND CAPITALISATION
14.
DIVIDENDS

14.1.    The Board may, subject to these Bye-laws and in accordance with the Act, declare a dividend to be paid to the Shareholders, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company.
14.2.    The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.
14.3.    The Board may declare and make such other distributions (in cash or in specie) to the Shareholders as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company.
15.
POWER TO SET ASIDE PROFITS

The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such amount as it from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for repairing or maintaining any property of the Company or for such other purposes as the Board shall think conducive to the interests of the Company and the Board may modify or abolish any such reserve in the manner in which it was created.

Carnival Corporation Ltd.
16.
METHOD OF PAYMENT

16.1.    Any dividend, interest, or other moneys payable in cash in respect of the shares may be paid by cheque or bank draft sent through the post directed to the Shareholder at such Shareholder’s address in the Register of Shareholders, or to such person and to such address as the Shareholder may direct in writing, or by transfer to such account as the Shareholder may direct in writing.
16.2.    In the case of joint holders of shares, any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or bank draft sent through the post directed to the address of the holder first named in the Register of Shareholders, or to such person and to such address as the joint holders may direct in writing, or by transfer to such account as the joint holders may direct in writing. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.
16.3.    The Board may deduct from the dividends or distributions payable to any Shareholder all moneys due from such Shareholder to the Company on account of calls or otherwise or any taxes required to be withheld by the laws and regulations of any taxing authority having jurisdiction in the circumstances.
16.4.    Any dividend and/or other moneys payable in respect of a share which has remained unclaimed for 6 years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect thereof.
16.5.    The Company shall be entitled to cease sending dividend cheques and drafts by post or otherwise to a Shareholder if those instruments have been returned undelivered to, or left uncashed by, that Shareholder on at least two consecutive occasions or, following one such occasion, reasonable enquiries have failed to establish the Shareholder’s new address. The entitlement conferred on the Company by this Bye-law 16 in respect of any Shareholder shall cease if the Shareholder claims a dividend or cashes a dividend cheque or draft.
17.
CAPITALISATION

17.1.    The Board may capitalise any amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such amount in paying up unissued shares to be allotted as fully paid bonus shares pro rata (except in connection with the conversion of shares of one class to shares of another class) to the Shareholders.
17.2.    The Board may capitalise any amount for the time being standing to the credit of a reserve account or amounts otherwise available for dividend or distribution by applying such amounts in paying up in full, partly or nil paid shares of those Shareholders who would have been entitled to such amounts if they were distributed by way of dividend or distribution.
18.
DETERMINATION OF SHAREHOLDERS OF RECORD

18.1.    In order that the Company may determine the holders of registered shares entitled to notice of general meetings, or entitled to express consent to or dissent from any proposed corporate action without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of shares or for the purposes of any other action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If no such record is fixed:
(a)
The record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held;

Carnival Corporation Ltd.
(b)
The record date for determining Shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and

(c)
The record date for determining Shareholders for any purpose other than those specified in subsections (a) and (b) shall be at the close of business on the day on which the Board adopts resolution relating thereto.

A determination of registered Shareholders of record entitled to notice of or to vote at a meeting of Shareholders shall apply to any adjournment of the meeting; except that the Board may fix a new record date for an adjourned meeting.
MEETINGS OF SHAREHOLDERS
19.
ANNUAL GENERAL MEETINGS

An annual general meeting shall be held in March or April of each year at such time and place as the Board shall appoint.
20.
SPECIAL GENERAL MEETINGS

Special general meetings (other than special general meetings for the election of Directors), unless otherwise prescribed by statute, may be called at any time by the Board or by the president of the Company or by the Secretary. At special general meetings only such business may be transacted as is related to the purpose or purposes of such meeting set forth in the notice thereof or in any waiver of notice thereof.
21.
REQUISITIONED GENERAL MEETINGS

The Board shall, on the requisition of Shareholders holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings (excluding any non-voting shares), forthwith proceed to convene a special general meeting and the provisions of the Act shall apply.
22.
NOTICE

22.1.    At least 10 but not more than 60 days’ notice of an annual general meeting shall be given to each Shareholder entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.
22.2.    At least 10 but not more than 60 days’ notice of a special general meeting shall be given to each Shareholder entitled to attend and vote thereat, stating the date, time, place and the general nature of the business to be considered at the meeting.
22.3.    An affidavit of the Secretary or an assistant secretary or of the transfer agent of the Company that the notice required by this Bye-law 22 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
22.4.    A general meeting shall, notwithstanding that it is called on shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Shareholders entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Shareholders having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.
22.5.    The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

Carnival Corporation Ltd.
23.
GIVING NOTICE

23.1.    A notice may be given by the Company to a Shareholder:
(a)
by delivering it to such Shareholder in person, in which case the notice shall be deemed to have been served upon such delivery; or

(b)
by sending it by post to such Shareholder’s address in the Register of Shareholders, in which case the notice shall be deemed to have been given when deposited in the mail, with postage prepaid directed to the Shareholder at his address as it appears in the records of the Company; or

(c)
by sending it by courier to such Shareholder’s address in the Register of Shareholders, in which case the notice shall be deemed to have been served two days after the date on which it is deposited, with courier fees paid, with the courier service; or

(d)
by transmitting it by electronic means (including facsimile and electronic mail, but not telephone) in accordance with such directions as may be given by such Shareholder to the Company for such purpose, in which case the notice shall be deemed to have been served at the time that it would in the ordinary course be transmitted; or

(e)
by delivering it in accordance with the provisions of the Act pertaining to delivery of electronic records by publication on a website, in which case the notice shall be deemed to have been served at the time when the requirements of the Act in that regard have been met.

23.2.    Any notice required to be given to a Shareholder shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Shareholders and notice so given shall be sufficient notice to all the holders of such shares.
23.3.    In proving service under paragraphs 23.1(b), (c) and (d), it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted or sent by courier, and the time when it was posted, deposited with the courier, or transmitted by electronic means.
24.
POSTPONEMENT OR CANCELLATION OF GENERAL MEETING

The Secretary may, and on the instruction of the chairman or president of the Company or the Board, the Secretary shall, postpone or cancel any general meeting called in accordance with these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement or cancellation is given to the Shareholders before the time for such meeting. Fresh notice of the date, time and place for a postponed meeting shall be given to each Shareholder in accordance with these Bye-laws.
25.
SHAREHOLDER PROPOSALS

25.1.    At an annual general meeting of the Shareholders, only business (other than business relating to the nomination or election of Directors which is governed by Bye-law 57) that has been properly brought before the general meeting in accordance with the procedures set forth in this Bye-law 25 shall be conducted. To be properly brought before an annual general meeting of Shareholders, such business must be brought before the meeting (i) by or at the direction of the Board or any committee thereof or (ii) by a Shareholder or Shareholders who (a) were Shareholders of record of the Company when the notice required by this Bye-law 25 is delivered to the Secretary of the Company and at the time of the meeting, (b) have a right to vote on the business at the annual general meeting to which the request relates, (c) represent (1) in the aggregate, holders of at least five percent (5%) of the issued and outstanding Common Shares of the Company who have a right to vote on the business at the annual general meeting to which the request relates, or (2) 100 Shareholders who have a right to vote on the business at the annual general meeting to which the request relates; and (d) comply with the notice and other provisions of this Bye-law 25. Bye-law 25.1(ii) is the exclusive means by which Shareholders may

Carnival Corporation Ltd.
bring business before a meeting of Shareholders, except (x) with respect to nominations or elections of Directors which is governed by Bye-law 57 and (y) with respect to proposals where the Shareholder proposing such business has notified the Company of such Shareholder’s intent to present the proposals at an annual general meeting in compliance with Section 14 (or any successor section) of the Securities Exchange Act of 1934 (including any successor statute) (the “Exchange Act”) and such proposals have been included in a proxy statement that has been prepared by the Company to solicit proxies for such annual general meeting, in which case the notice requirements of this Bye-law 25 shall be deemed satisfied with respect to such proposals. Any business brought before a meeting in accordance with Bye-law 25.1(ii) is referred to as “Shareholder Business”.
25.2.    At any annual general meeting of Shareholders, all proposals of Shareholder Business must be made by timely written notice given by or on behalf of a Shareholder of record of the Company (the “Notice of Business”) and must otherwise be a proper matter for Shareholder action. To be timely, the Notice of Business must be delivered personally or mailed to, and received at the office of the Company, addressed to the Secretary of the Company, by no earlier than 120 days and no later than 90 days prior to the one-year anniversary of the preceding year’s annual general meeting, provided, however, that if (A) the annual general meeting of Shareholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual general meeting of Shareholders or (B) no annual general meeting of Shareholders was held during the prior year, Notice of Business to be timely must be received (x) no earlier than 120 days before such annual general meeting and (y) no later than the later of 90 days before such annual general meeting and the tenth day after the first date on which Public Disclosure of the date of such annual general meeting is made.
25.3.    In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of an annual general meeting or special general meeting commence a new time period (or extend any time period) for the giving of the Notice of Business.
25.4.    The Notice of Business must set forth:
(a)
the name and record address of each Shareholder proposing Shareholder Business (the “Proponent”), as they appear on the Company’s books;

(b)
the name and address of any Shareholder Associated Person;

(c)
as to each Proponent and any Shareholder Associated Person, (i) the class or series and number of shares directly or indirectly held of record and beneficially by the Proponent or Shareholder Associated Person, (ii) the date such shares were acquired, (iii) a description of any agreement, arrangement or understanding with respect to such business between or among the Proponent, any Shareholder Associated Person or any others (including their names) acting in concert with any of the foregoing, and a representation that the Proponent will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first Publicly Disclosed, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions and borrowed or loaned shares) that has been entered into as of the date of the Proponent’s notice by, or on behalf of, the Proponent or any Shareholder Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any Shareholder Associated Person with respect to shares of the Company (a “Derivative”) and a representation that the Proponent will notify the Company in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first Publicly Disclosed, and (v) a description in reasonable detail of any proxy (including revocable proxies), contract, arrangement, understanding or other relationship pursuant to which the Proponent or Shareholder Associated Person has a right to vote any shares

Carnival Corporation Ltd.
of the Company. The information specified in Bye-law 25.4(a) to (c) is referred to herein as “Shareholder Information”;
(d)
a representation that the Proponents meet the requirements set forth in Bye-law 25.1(ii) and intend to appear in person or by proxy at the meeting to propose such Shareholder Business;

(e)
a brief description of the Shareholder Business desired to be brought before the annual general meeting, the text of the proposal (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the Bye-laws, the language of the proposed amendment) and the reasons for conducting such Shareholder Business at the meeting;

(f)
any material interest of the Proponent and any Shareholder Associated Person in such Shareholder Business; and

(g)
all other information regarding the business, each Proponent and each Shareholder Associated Person that would be required to be disclosed or filed with the SEC if the Proponents or Shareholder Associated Persons were participants in a solicitation subject to Section 14 (or any successor section) of the Exchange Act.

25.5.    The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting, that business was not properly brought before the meeting in accordance with the procedures set forth in this Bye-law 25, and, if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
25.6.    If the Proponent (or a qualified representative of the Proponent) does not appear at the meeting of Shareholders to present the Shareholder Business such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Bye-law 25, to be considered a qualified representative of the Shareholder, a person must be a duly authorized officer, manager or partner of such Shareholder or must be authorized by a writing executed by such Shareholder or an electronic transmission delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Shareholders.
25.7.    “Public Disclosure” of any date or other information (including the term “Publicly Disclosed”) means disclosure thereof by a press release reported by the Dow Jones News Services, Associated Press or comparable U.S. national news service or in a document publicly filed by the Company with the SEC pursuant to Sections 13, 14 or 15(d) (or any successor sections) of the Exchange Act.
25.8.    “Shareholder Associated Person” means with respect to any Shareholder, (i) any other beneficial owner of shares of the Company that are owned by such Shareholder, (ii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Shareholder or such beneficial owner and (iii) any associate (within the meaning of Rule 12b-2 (or any successor rule) under the Exchange Act for purposes of these Bye-laws) of such Shareholder or beneficial owner.
25.9.    “Control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.
25.10.  Nothing in this Bye-law 25 shall be deemed to affect any rights of the holders of any series of Preference Shares of the Company pursuant to any applicable provision of these Bye-laws.
26.
ELECTRONIC PARTICIPATION AND SECURITY IN MEETINGS

26.1.    Shareholders may participate in any general meeting by such telephonic, electronic or other communication facilities or means as permit all persons participating in the meeting to communicate with

Carnival Corporation Ltd.
each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.
26.2.    The Board may, and at any general meeting, the chairman of such meeting may, make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman of such meeting are entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.
27.
QUORUM AT GENERAL MEETINGS

27.1.    At any general meeting two or more persons present at the start of the meeting and representing in person or by proxy in excess of one-third of the total voting rights of all issued and outstanding shares in the Company shall form a quorum for the transaction of business, provided that if the Company shall at any time have only one Shareholder, one Shareholder present in person or by proxy shall form a quorum for the transaction of business at any general meeting held during such time. When a quorum is once present to organize a meeting of Shareholders, it is not broken by the subsequent withdrawal of any Shareholders. Shareholders present in person or by proxy at a duly convened meeting can continue to transact business until adjournment, notwithstanding withdrawal of Shareholders so as to leave fewer than a quorum present.
27.2.    If within half an hour from the time appointed for the meeting a quorum is not present, then, in the case of a meeting convened on a requisition, the meeting shall be deemed cancelled and, in any other case, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Secretary may determine. Unless the meeting is adjourned to a specific date, time and place announced at the meeting being adjourned, or stands adjourned to the same day one week later, at the same time and place as the meeting being adjourned, pursuant to the immediately preceding sentence, fresh notice of the resumption of the meeting shall be given to each Shareholder entitled to attend and vote thereat in accordance with these Bye-laws.
28.
CHAIRMAN TO PRESIDE AT GENERAL MEETINGS

Unless otherwise agreed by a majority of those attending and entitled to vote at a general meeting, the chairman of the Board, if there be one, and if not, one of the following persons present, in the order stated, shall act as chairman of such meeting: the vice chairman of the Board, if there be one or in their order of rank or seniority if there be more than one, the chief executive officer, the president of the Company, the vice presidents in their order of rank or seniority, a chairman designated by those Directors present at the meeting or a chairman chosen by the Shareholders. The Secretary, or in his absence, an assistant secretary, or in the absence of the Secretary and assistant secretaries, a person appointed by the Board or the chairman of the Board, shall act as secretary.
29.
VOTING ON RESOLUTIONS

29.1.    Subject to the Act and these Bye-laws, any question proposed for the consideration of the Shareholders at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with these Bye-laws and in the case of an equality of votes the resolution shall fail; provided that abstentions shall not be deemed to be “votes cast” for these purposes.
29.2.    No Shareholder shall be entitled to vote at a general meeting unless such Shareholder has paid all the calls on all shares held by such Shareholder.
29.3.    At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached

Carnival Corporation Ltd.
to any class of shares and subject to these Bye-laws, every Shareholder present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his hand.
29.4.    In the event that a Shareholder participates in a general meeting by telephone, electronic or other communication facilities or means, the chairman of the meeting shall direct the manner in which such Shareholder may cast his vote on a show of hands.
29.5.    At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether or not the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.
29.6.    At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to these Bye-laws, be conclusive evidence of that fact.
30.
POWER TO DEMAND A VOTE ON A POLL

30.1.    Notwithstanding the foregoing, a poll may be demanded by any of the following persons:
(a)
the chairman of such meeting; or

(b)
at least three Shareholders present in person or represented by proxy; or

(c)
any Shareholder or Shareholders present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Shareholders having the right to vote at such meeting; or

(d)
any Shareholder or Shareholders present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total amount paid up on all such shares conferring such right.

30.2.    Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Shareholders are present by telephone, electronic or other communication facilities or means, in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands. A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.
30.3.    A poll demanded for the purpose of electing a chairman of the meeting in accordance with and to the extent permitted by Bye-law 28 or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time and in such manner during such meeting as the chairman (or acting chairman) of the meeting may direct. Any business other than that upon which a poll has been demanded may be conducted pending the taking of the poll.
30.4.    Where a vote is taken by poll, each person physically present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. Each person present by telephone, electronic or other communication facilities or means shall cast his vote in such manner as the chairman of the meeting shall direct. At the conclusion of the poll, the ballot papers and votes cast in accordance with such directions shall be examined and counted by one or more scrutineers appointed by the Board or, in the absence of

Carnival Corporation Ltd.
such appointment, by a committee of not less than two Shareholders or proxy holders appointed by the chairman of the meeting for the purpose, and the result of the poll shall be declared by the chairman of the meeting.
31.
VOTING BY JOINT HOLDERS OF SHARES

In the case of joint holders, the vote of the senior who tenders a vote (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Shareholders.
32.
INSTRUMENT OF PROXY

32.1.    A Shareholder may appoint a proxy by
(a)
an instrument in writing in substantially the following form or such other form as the Board may determine from time to time or the Board or the chairman of the meeting shall accept:

Proxy
Carnival Corporation Ltd.

The undersigned shareholders of Carnival Corporation Ltd. hereby revoke all prior proxies and appoint [name], proxy and attorney in fact, with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all common shares of Carnival Corporation Ltd. which the undersigned is entitled to vote at the meeting of Shareholders to be held on [date] or any postponement or adjournment thereof

Signed this [date]

Shareholder(s)
or
(b)
such telephonic, electronic or other means as may be approved by the Board from time to time.

32.2.    The appointment of a proxy must be received by the Company at the registered office or at such other place or in such manner as is specified in the notice convening the meeting or in any instrument of proxy sent out by the Company in relation to the meeting at which the person named in the appointment proposes to vote, and appointment of a proxy which is not received in the manner so permitted shall be invalid.
32.3.    A Shareholder who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf in respect of different shares.
32.4.    The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.
33.
INSPECTORS OF ELECTION

33.1.    In advance of any meeting of Shareholders, the Board may appoint inspectors of election, who need not be Shareholders, to act at such meeting or any adjournment thereof. If inspectors of election

Carnival Corporation Ltd.
are not so appointed, the person presiding at any such meeting may, and on the request of any Shareholder entitled to vote at the meeting and before voting begins shall, appoint inspectors of election. In case of any absence of the chairman of the Board and the president of the Company, the persons designated pursuant to Bye-law 28 shall act as chairman and secretary of the meeting.
33.2.    On request of the person presiding at the meeting or any Shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge or question or matter determined by them, and execute a sworn certificate of any fact found by them. Any such report or certificate shall be prima facie evidence of the facts stated and on the vote as certified by him or them.
34.
CUMULATIVE VOTING

Cumulative voting for Directors shall not be permitted.
35.
REPRESENTATION OF CORPORATE SHAREHOLDER

35.1.    A corporation which is a Shareholder may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which such person represents as that corporation could exercise if it were an individual Shareholder, and that Shareholder shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.
35.2.    Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Shareholder.
36.
ADJOURNMENT OF GENERAL MEETING

36.1.    The chairman of a general meeting shall have the power to adjourn the meeting to another time, date and place (if any) for any reason and regardless of whether a quorum is present at the meeting. The chairman of a general meeting shall, if so directed by Shareholders holding a majority of the voting rights of those Shareholders present in person or by proxy, adjourn the meeting.
36.2.    Unless the meeting is adjourned to a specific date, place and time announced at the meeting being adjourned, fresh notice of the date, place and time for the resumption of the adjourned meeting shall be given to each Shareholder entitled to attend and vote thereat in accordance with these Bye-laws; provided that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Shareholder entitled to vote at the meeting.
37.
NO ACTION BY WRITTEN RESOLUTIONS OF SHAREHOLDERS

No action required to be taken or which may be taken at any general meeting of Shareholders may be taken without a meeting, and the power of Shareholders to consent in writing, without a meeting, to the taking of any action is specifically denied.
38.
DIRECTORS ATTENDANCE AT GENERAL MEETINGS

The Directors shall be entitled to receive notice of, attend and be heard at any general meeting.
BOARD OF DIRECTORS
39.
DIRECTORS TO MANAGE BUSINESS

The business of the Company shall be managed and conducted by the Board. In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by the Act or by these Bye-laws, required to be exercised by the Company in general meeting.

Carnival Corporation Ltd.
40.
NUMBER OF DIRECTORS

The Board shall consist of no less than 9 Directors nor more than 14 Directors as shall be determined from time to time solely by resolution of the Board. Directors need not be Shareholders.
41.
TERM OF OFFICE OF DIRECTORS

The Directors shall be elected for a one year term of office. A Director shall hold office until the annual general meeting for the year in which his term expires, subject to his office being vacated pursuant to Bye-law 42.
42.
VACANCY IN THE OFFICE OF DIRECTOR

42.1.    The office of Director shall be vacated if the Director:
(a)
is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)
is or becomes bankrupt, or makes any arrangement or composition with his creditors generally;

(c)
is or becomes of unsound mind or dies; or

(d)
resigns his office by notice to the Company.

42.2.
Subject to Bye-law 42.3, any vacancy on the Board arising (i) in accordance with Bye-law 42.1, (ii) as a result of an increase in the number of Directors pursuant to Bye-law 40 or (iii) otherwise, may be filled only by a majority of the Directors then in office. Any Director elected to fill a vacancy not resulting from an increase in the number of Directors shall have the same remaining term as that of his or her predecessor.

42.3.
If no quorum of Directors remains, the Shareholders in a general meeting shall have the power to appoint any person as a Director to fill a vacancy.

43.
RESIGNATION OF DIRECTORS

Any Director may resign at any time by written notice to the Company. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
44.
REMOVAL OF DIRECTORS

Subject to any provision to the contrary in these Bye-laws, the Shareholders entitled to vote for the election of Directors may, at any special general meeting convened and held in accordance with these Bye-laws, remove a Director by the affirmative votes of a majority of the votes cast in accordance with these Bye-laws.
45.
ORGANIZATION

At every meeting of the Board, the chairman of the Board, if there be one, or, in the case of a vacancy in the office or absence of the chairman of the Board, one of the following Officers present in the order stated: the vice chairman of the Board, if there be one or in their order of rank and seniority if more than one, the Chief Executive Officer, the president of the Company, the vice presidents in their order of rank and seniority, or a chairman chosen by a majority of the Directors present, shall preside, and the Secretary, or, in his absence, an assistant secretary, or in the absence of the Secretary and the assistant secretaries, any person appointed by the chairman of the meeting shall act as secretary.

Carnival Corporation Ltd.
46.
PLACE OF MEETING

The Board may hold its meetings, both regular and special, at such place or places within or outside Bermuda as the Board may from time to time appoint, or as may be designated in the notice calling the meeting.
47.
NOTICE OF BOARD MEETINGS

Notice of a Board meeting shall be deemed to be duly given to a Director if it is given to such Director verbally (including in person or by telephone) or otherwise communicated or sent to such Director by post, electronic means or other mode of representing words in a visible form at such Director’s last known address or in accordance with any other instructions given by such Director to the Company for this purpose.
48.
ANNUAL MEETINGS

On the day when and at the place where the annual general meeting is held, and as soon as practicable thereafter, the Board may hold its annual meeting, for the purposes of organization, the election of Officers and the transaction of other business. Such annual meeting may be held at any other time and place specified in a notice given as provided in Bye-law 47 or in a waiver of notice thereof.
49.
REGULAR MEETINGS

Unless otherwise required by the Board, regular meetings of the Board may be held at such time and place as shall be designated from time to time by resolution of the Board. At such meetings, the directors may transact such business as may properly be brought before the meeting. If any day fixed for a regular meeting of the Board shall be a Saturday or Sunday or a legal holiday at the place where such meeting is to be held, then such meeting shall be held at the same hour at the same place on the first business day thereafter which is not a Saturday, Sunday or legal holiday.
50.
SPECIAL MEETINGS

Special meetings of the Board shall be held whenever called by the chairman of the Board, the president of the Company or the Secretary or by two or more Directors. Notice of each such meeting shall be given to each Director by telephone or in writing at least 24 hours (in the case of notice by telephone) or 48 hours (in the case of notice by electronic mail or facsimile) or 10 days (in the case of notice by mail) before the time at which the meeting is to be held. Each such notice shall state the time and place of the meeting but need not state the purpose or purposes of the meeting. If mailed, each notice shall be deemed given when deposited, with postage thereon prepaid, in a post office or official depository under the exclusive care and custody of the United States post office department. Such mailing shall be by first class mail.
51.
REPRESENTATION OF DIRECTOR BY ANOTHER DIRECTOR

Each Director may appoint another Director to represent him and to vote on his behalf at meetings of the Board and at meetings of committees of the Board of which he is a member (a “Director Representative”). A designation of a Director Representative shall be given by the Director making the appointment in an instrument in writing including a facsimile or similar communication method and shall be delivered to the Secretary of the Company. Such notice shall be conclusive evidence of the validity of the Director Representative’s authority until notice of revocation of such designation in writing including a facsimile or similar method of communication has been delivered to the Secretary of the Company.
52.
QUORUM, MANNER OF ACTING AND ADJOURNMENT AND ACTION WITHOUT MEETING

52.1.    At all meetings of the Board the presence, in person or by proxy, of one-third of the total number of Directors shall constitute a quorum for the transaction of business except as may be otherwise

Carnival Corporation Ltd.
specifically provided by applicable regulation or these Bye-laws. The act of a simple majority of the Directors present in person or by proxy at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable regulation, or these Bye-laws. A majority of the directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Notice of any adjourned meeting of the Board need not be given to any Director whether or not present at the time of the adjournment. Any business may be transacted at any adjourned meeting that might have been transacted at the meeting as originally called.
52.2.    Any person who is himself a Director and acting as a Director Representative for any other Director shall be entitled to have one vote for each capacity in which he so acts (in addition to any vote he may have as a Director).
52.3.    Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting, if all of the members of the Board or committee consent thereto in writing, and the writings are filed with the minutes of proceedings of the Board or committee. For the purposes of this Bye-law only, “the members of the Board or committee” shall not include a Director Representative.
53.
CONFERENCE TELEPHONE MEETINGS

One or more directors may participate in a meeting of the Board, or of a committee of the Board, by means of conference telephone or similar communications equipment by means of which all persons can hear each other. Participation in a meeting pursuant to this Bye-law shall constitute presence in person at such meeting.
54.
COMMITTEES OF THE BOARD

54.1.    The Board may, by resolutions adopted by a majority vote of the entire Board, designate from among its members one or more other committees (having such name or names as may be determined from time to time by resolution adopted by the Board). The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.
54.2.    Any committee designated by the Board shall have and may exercise such powers and authorities as shall be provided in the resolution of the Board establishing such committee; but no committee of the Board shall have the power or authority in reference to the submission to Shareholders of any action that requires Shareholders’ authorization under applicable regulation or these Bye-laws, the filling of vacancies in the Board or in a committee, the fixing of the compensation of the Directors for serving on the Board or on any committee, the adoption of an agreement of merger or consolidation, the sale, lease or exchange of all or substantially all of the Company’s property and assets, recommending to Shareholders a dissolution of the Company or revocation of a dissolution, the amendment or repeal of the Bye-laws or the adoption of new Bye-laws, or the amendment or repeal of any resolution of the Board other than one which is by its terms so amendable or repealable.
55.
COMPENSATION OF DIRECTORS

Each Director, in consideration of his service as such, shall be entitled to receive from the Company such amount per annum or such fees for attendance at Directors’ meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties. Each Director who shall serve as a member of any committee of Directors in consideration of his serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee

Carnival Corporation Ltd.
meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable expenses incurred by him in the performance of his duties. Nothing contained in this section shall preclude any director from serving the Company or its subsidiaries in any other capacity and receiving proper compensation therefor.
56.
POWERS OF THE BOARD OF DIRECTORS

The Board may:
(a)
appoint, suspend, or remove any Officer, manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties;

(b)
exercise all the powers of the Company to borrow money and to mortgage or charge or otherwise grant a security interest in its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

(c)
appoint one or more Directors to the office of managing director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

(d)
appoint a person to act as manager of the Company’s day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

(e)
by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney;

(f)
procure that the Company pays all expenses incurred in promoting and incorporating the Company;

(g)
delegate any of its powers (including the power to sub-delegate) to any person on such terms and in such manner as the Board may see fit;

(h)
present any petition and make any application in connection with the liquidation or reorganisation of the Company;

(i)
in connection with the issue of any share, pay such commission and brokerage as may be permitted by law;

(j)
grant guarantees with respect to the Company’s properties, subsidiaries, obligations and those of third parties;

(k)
authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any deed, agreement, document or instrument on behalf of the Company; and

(l)
exercise all rights and powers granted to or vested in the Board or the Company under Bye-laws 69 through 90 (the “Section 883 Bye-laws”) and to take any action as it deems necessary or advisable to give effect to the provisions of the Section 883 Bye-laws, including the right and power to interpret the provisions of the Section 883 Bye-laws and

Carnival Corporation Ltd.
to make all determinations deemed necessary or advisable to give effect to the provisions of the Section 883 Bye-laws. Without limiting the generality of the foregoing, the Company shall expressly have the right to effect or procure a transfer of Common Shares (including Excess Traded Shares) as described in the Section 883 Bye-laws. In the case of ambiguity in the application of any of the provisions of the Section 883 Bye-laws, the Board shall, in its absolute discretion, have the power to determine the application of such provisions with respect to any situation based on the facts known to them, including, without limitation, any rulings, regulations or waivers under, or amendments to, any applicable regulations. All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company and all other parties. No Director shall be liable for any act or omission pursuant to the Section 883 Bye-laws if such action was taken in good faith. Any one or more Directors may act as the attorney(s) of any holder of Common Shares (including any holder of Excess Traded Shares) with respect to the execution of documents and other actions required to be taken for the sale or transfer of Excess Traded Shares pursuant to the Section 883 Bye-laws.
57.
NOMINATIONS OF DIRECTORS

57.1.    Only persons who are proposed or nominated in accordance with this Bye-law 57 shall be eligible for election as Directors. No corporation or body corporate may be appointed or elected a Director of the Company.
57.2.    Nominations of persons for election to the Board may only be made at a meeting properly called for the election of Directors and only (i) by or at the direction of the Board or any committee thereof or (ii) by a Shareholder who (a) was a Shareholder of record of the Company when the notice required by this Bye-law 57 is delivered to the Secretary of the Company and at the time of the meeting, (b) is entitled to vote at the meeting, and (c) complies with the notice and other provisions of this Bye-law 57. Bye-law 57.2(ii) is the exclusive means by which a Shareholder may nominate a person for election to the Board. Persons nominated in accordance with Bye-law 57.2(ii) are referred to as “Shareholder Nominees”. A Shareholder nominating persons for election to the Board is referred to as the “Nominating Shareholder”.
57.3.    Subject to Bye-law 57.9, all nominations of Shareholder Nominees must be made by timely written notice given by or on behalf of a Shareholder of record of the Company (the “Notice of Nomination”). To be timely, the Notice of Nomination must be delivered personally or mailed to and received at the office of the Company, addressed to the attention of the Secretary of the Company, by the following dates:
(a)
in the case of the nomination of a Shareholder Nominee for election to the Board at an annual general meeting of Shareholders, no later than 90 days and no earlier than 120 days prior to the one-year anniversary of the preceding year’s annual general meeting of Shareholders; provided, however, that if (A) the annual general meeting of Shareholders is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the prior year’s annual general meeting of Shareholders or (B) no annual general meeting was held during the prior year, Notice of Nomination to be timely must be received (x) no earlier than 120 days before such annual general meeting and (y) no later than the later of 90 days before such annual general meeting and the tenth day after the first date on which Public Disclosure of the date of such annual general meeting is made.

(b)
in the case of the nomination of a Shareholder Nominee for election to the Board at a special general meeting of Shareholders, no earlier than 120 days before and no later than the later of 90 days before such special general meeting and the tenth day after the first date on which Public Disclosure of the date of such special general meeting is made.

Carnival Corporation Ltd.
57.4.    In no event shall an adjournment, postponement or deferral, or Public Disclosure of an adjournment, postponement or deferral, of an annual general meeting or special general meeting commence a new time period (or extend any time period) for the giving of the Notice of Nomination.
57.5.    The Notice of Nomination shall set forth:
(a)
the Shareholder Information with respect to each Nominating Shareholder and Shareholder Associated Person (except that references to the “Proponent” in Bye-law 25.4(a) to (c) shall instead refer to the “Nominating Shareholder,” and the disclosure required by Bye-law 25.4(c)(iii) may be omitted for purposes of this 57.5(a));

(b)
a representation that the Nominating Shareholder(s) meet the requirements set forth in Bye-law 57.2(ii) and intend to appear in person or by proxy at the meeting to propose such nomination;

(c)
all other information regarding each Shareholder Nominee, each Nominating Shareholder and each Shareholder Associated Person that would be required to be disclosed or filed in a solicitation subject to Section 14 (or any successor section) of the Exchange Act and the written consent of each Shareholder Nominee to being named in a proxy statement as a nominee and to serve if elected; and

(d)
a description of all direct and indirect, existing or proposed agreements, arrangements and understandings with regard to the Common Shares of the Company to which the Nominating Shareholder or Shareholder Associated Person is a party.

57.6.    The Company may require any Shareholder Nominee to furnish such other information as it may reasonably require to determine the eligibility of such Shareholder Nominee to serve as a Director.
57.7.    The person presiding over the meeting shall, if the facts warrant, determine and declare to the meeting that any proposed nomination of a Shareholder Nominee was not made in accordance with the procedures set forth in this Bye-law 57 and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.
57.8.    If the Nominating Shareholder (or a qualified representative of the Nominating Shareholder) does not appear at the applicable Shareholder meeting to nominate the Shareholder Nominees, such nomination shall be disregarded and such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Bye-law 57, to be considered a qualified representative of the Shareholder, a person must be a duly authorized officer, manager or partner of such Shareholder or must be authorized by a writing executed by such Shareholder or an electronic transmission delivered by such Shareholder to act for such Shareholder as proxy at the meeting of Shareholder and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Shareholders.
57.9.    Nothing in this Bye-law 57 shall be deemed to affect any rights of the holders of any series of Preference Shares of the Company pursuant to any applicable provision of these Bye-laws.
57.10.  In a Contested Election, the persons receiving the most votes (up to the number of Directors to be elected) shall be elected as Directors, and an absolute majority of the votes cast shall not be a prerequisite to the election of such Directors.
57.11.  “Contested Election” means any election of Directors at any meeting of shareholders for which (A) the Secretary has received one or more notices that a Shareholder has nominated or proposes to nominate a person or persons for election as a Director, which notice or notices purport to be in compliance with the requirements set forth in Bye-law 57 (regardless of whether the Board has or has not determined that such notice is in compliance with such requirements) and (B) as of the date that is 14 days in advance of the date on which the Company files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the SEC, any such notice has not been formally and irrevocably withdrawn by the applicable Shareholder.

Carnival Corporation Ltd.
58.
CONFLICTS OF INTEREST

58.1.    At any time the Board may authorize any situation or matter relating to a particular Director that could give rise to a breach or conflict with such Director’s fiduciary duty, duty of loyalty, any express or implied doctrine of corporate opportunity or other similar law, regulation or duty (collectively, “Directors’ Duties”) (each a “Conflict Matter”). Such authorization (a “Conflict Authorization”) may be granted by the Board by any procedures as the Directors determine that the Conflict Matter concerned may be so authorized. The Directors may terminate or withdraw a Conflict Authorization at any time by giving notice to the Director concerned.
58.2.    Any terms to which a Conflict Authorization is made subject (“Conflict Authorization Terms”) may include, in each case at the Board’s discretion, that the Director concerned:
(a)
is not obliged to disclose to the Company confidential information obtained by him (other than in his capacity as its Director or as its employee or agent or, if the Directors so decide, in any other capacity that would otherwise oblige him to disclose it to the Company) in any situation to which the Conflict Authorization applies, nor to use any such information directly or indirectly for the benefit of the Company, where to do so would amount to a breach of a duty of confidence, previously disclosed to the Directors by the Director concerned, to any third party; and

(b)
may absent himself from any Board discussions, and make arrangements not to receive documents and information, relating to the Conflict Matter concerned for so long as he reasonably believes such conflict of interest (or possible conflict of interest) subsists, and the Company will not treat anything done, or omitted to be done, by the Director concerned in accordance with the Conflict Authorization Terms as a breach of the Director’s duties. The Company will not treat the receipt by the Director concerned of any benefit that he is permitted to receive by the Conflict Authorization Terms as a breach of the Director’s duties. The Director concerned shall comply with all Conflict Authorization Terms. No amendment or repeal of this Bye-law 58 shall (i) apply to or have any effect on the liability or alleged liability of any Director of the Company for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal or (ii) be effective against any former Director of the Company without his or her written consent.
59.
DEFECT IN APPOINTMENT

All acts done in good faith by the Board, any Director, a member of a committee appointed by the Board, any person to whom the Board may have delegated any of its powers, or any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that he was, or any of them were, disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or act in the relevant capacity.
60.
BOARD TO CONTINUE IN THE EVENT OF VACANCY

The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at Board meetings, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting; or (ii) preserving the assets of the Company.
61.
VALIDITY OF PRIOR ACTS OF THE BOARD

No regulation or alteration to these Bye-laws made by the Company in a general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

Carnival Corporation Ltd.
62.
REGISTER OF DIRECTORS AND OFFICERS

The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and Officers and shall enter therein the particulars required by the Act.
OFFICERS
63.
NUMBER, QUALIFICATIONS AND DESIGNATIONS OF OFFICERS

The Officers of the Company shall be chosen by the Board and shall be a chief executive officer, a president, one or more vice presidents, a Secretary, a treasurer, and such other officers as may be elected or appointed in accordance with the provisions of Bye-law 64. Officers may be of any nationality and need not be residents or citizens of Bermuda. One person may hold more than one office. Officers may be, but need not be, Directors of the Company or Shareholders.
64.
ELECTION AND TERM OF OFFICE OF OFFICERS

The Officers of the Company, except those appointed by delegated authority pursuant to Bye-law 66, shall be elected annually by the Board, and each such Officer shall hold his office until his successor shall have been elected or appointed and qualified, or until his earlier death, resignation or removal. More than two offices may be held by the same person. Any Officer may resign at any time upon written notice to the Company. Any Officer elected by the Board or appointed by delegated authority may be removed at any time with or without cause by the affirmative vote of a majority of members of the Board then in office. The removal of an Officer without cause shall be without prejudice to his contract rights, if any. The election or appointment of an Officer shall not of itself create contract rights. Any vacancy occurring in the office of the Company may be filled by the Board.
65.
POWERS AND DUTIES

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.
The chairman of the Board, or, if a chairman of the Board has not been chosen or is unavailable, the vice chairman of the Board, or, if neither has been chosen or are unavailable, the president, shall preside at all meetings of the Shareholders and of the Board. The chairman of the Board and the vice chairman of the Board shall be executive officers of the Company and shall exercise such executive duties as may be prescribed from time to time by the Board. The Officers and agents of the Company shall each have such powers and perform such duties in the management of the business and affairs of the Company as generally pertain to their respective offices, as well as such powers and duties as from time to time may be prescribed by the Board.
66.
OTHER OFFICERS, SUBORDINATE OFFICERS, NON-BOARD COMMITTEES AND AGENTS

The Board may from time to time elect such other Officers and appoint such employees or other agents, or such committees (not constituting committees of the Board), as it deems necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as are provided in these Bye-laws, or as the Board may from time to time determine. The Board may delegate to any Officer or committee of the Board the power to appoint subordinate officers and to retain or appoint employees or other agents, or committees (not constituting committees of the Board) and to prescribe the authority, duties and compensation of such subordinate officers, committees, employees or other agents.
67.
REMUNERATION OF OFFICERS

The Officers shall receive such remuneration as the Board may determine.

Carnival Corporation Ltd.
INDEMNIFICATION
68.
INDEMNIFICATION AND EXCULPATION OF DIRECTORS AND OFFICERS

68.1.
Each person (and the heirs, executors or administrators of such person) who was or is a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a Director or an Officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Company against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent and in the manner set forth in and permitted by the Act, and any other applicable law, as from time to time in effect, provided that this indemnity shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to any of the parties indemnified under this Bye-law 68.1. The foregoing provisions of this Bye-law 68 shall be deemed to be a contract between the Company and each indemnified party at any time while this Bye-law 68 and the relevant provisions of the Act and other applicable law, if any, are in effect.

68.2.
The Company may, by action of the Board, provide indemnification to such of the employees and agents of the Company or any person who is or was serving at the request of the Company as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to such extent and to such effect as the Board shall determine to be appropriate and permitted by the Act, and any other applicable law, as from time to time in effect, provided that this indemnity shall not extend to any matter in respect of any fraud or dishonesty in relation to the Company which may attach to any of the parties indemnified under this Bye-law 68.2.

68.3.
The Company shall have power to purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of his status as such in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Bye-law 68 or under the Act or any other provision of applicable law.

68.4.
The rights and authority conferred in this Bye-law 68 shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

68.5.
Neither the amendment nor repeal of this Bye-law 68 nor the adoption or any provision of these Bye-Laws, nor, to the fullest extent permitted by the Act and any other applicable law, any modification or repeal of law, shall affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

68.6.
The indemnification and advancement of expenses provided by, or granted pursuant to, this Bye-law 68 shall, unless otherwise provided when authorized or ratified under Bye-law 68.2 hereof, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

68.7.
A member of the Board, or a member of any committee designated by the Board, shall, in the performance of his duties, be fully protected in relying in good faith upon the records of the

Carnival Corporation Ltd.
Company and upon such information, opinions, reports or statements presented to the Company by any of the Company’s officers or employees, or committees of the Board, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company. In discharging their duties, Directors and Officers, when acting in good faith, may rely upon financial statements of the Company represented to them to be correct by the chief financial officer or the controller or other officer of the Company having charge of its books or accounts, or stated in a written report by an independent public or certified public account or firm of such accountants fairly to reflect the financial condition of the Company.
RESTRICTIONS ON TRANSFER
69.
RESTRICTIONS ON TRANSFERS AND OTHER EVENTS

Except as provided in Bye-law 75, from August 2, 2002 (the “Section 883 Amendment Date”) until such date as may be determined by the Board in its sole discretion (and for any reason) as the date on which the ownership and transfer restrictions set forth in the Section 883 Bye-laws should cease to apply (the “Restriction Termination Date”): (1) no Person (other than an Existing Holder) shall Beneficially Own Traded Shares in excess of the Ownership Limit; (2) any Transfer that, if effective, would result in any Person (other than an Existing Holder) Beneficially Owning Traded Shares in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of Traded Shares which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit and the intended transferee shall acquire no rights in such Traded Shares in excess of the Ownership Limit; and (3) any Transfer of Traded Shares that, if effective, would result in the Company being “closely held” within the meaning of Section 883 of the Code and the regulations promulgated thereunder shall be void ab initio as to the Transfer of that number of Traded Shares which would cause the Company to be “closely held” within the meaning of Section 883 of the Code and the regulations promulgated thereunder and the intended transferee shall acquire no rights in such Traded Shares.
70.
EXCESS TRADED SHARES

70.1.    If, notwithstanding the other provisions contained in these Bye-laws, at any time from the Section 883 Amendment Date until the Restriction Termination Date, there is a purported Transfer or other event such that any Person (other than an Existing Holder) would Beneficially Own Traded Shares in excess of the Ownership Limit, then, except as otherwise provided in Bye-law 75 hereof, such Traded Shares which would be in excess of the Ownership Limit (rounded up to the nearest whole share), shall automatically be designated as Excess Traded Shares (without reclassification), as further described in Bye-law 70.2 hereof. The designation of such Traded Shares as Excess Traded Shares shall be effective as of the close of business on the business day prior to the date of the Transfer or other event. If, after designation of such Traded Shares owned directly by a Person as Excess Traded Shares, such Person still owns Traded Shares in excess of the applicable Ownership Limit, Traded Shares Beneficially Owned by such Person constructively in excess of the Ownership Limit shall be designated as Excess Traded Shares until such Person does not own Traded Shares in excess of the applicable Ownership Limit. Where such Person owns Traded Shares constructively through one or more Persons and the Traded Shares held by such other Persons must be designated as Excess Traded Shares, the designation of Traded Shares held by such other Persons as Excess Traded Shares shall be pro rata.
70.2.    If, notwithstanding the other provisions contained in these Bye-laws, at any time from the Section 883 Amendment Date until the Restriction Termination Date, there is a purported Transfer which, if effective, would cause the Company to become “closely held” within the meaning of Section 883 of the Code and regulations promulgated thereunder, then, except as otherwise provided in Bye-law 75 hereof, the Traded Shares being Transferred and which would cause, when taken together with all other Traded Shares, the Company to be “closely held” within the meaning of Section 883 of the Code and the regulations promulgated thereunder (rounded up to the nearest whole share) shall automatically be

Carnival Corporation Ltd.
designated as Excess Traded Shares (without reclassification). The designation of such Traded Shares as Excess Traded Shares shall be effective as of the close of business on the business day prior to the date of the Transfer. If, after designation of such Traded Shares owned directly by a Person as Excess Traded Shares, such Person still owns Traded Shares in excess of the applicable Ownership Limit, Traded Shares Beneficially Owned by such Person constructively in excess of the Ownership Limit shall be designated as Excess Traded Shares until such Person does not own Traded Shares in excess of the applicable Ownership Limit. Where such Person owns Traded Shares constructively through one or more Persons and the Traded Shares held by such other Persons must be designated as Excess Traded Shares, the designation of Traded Shares held by such other Persons as Excess Traded Shares shall be pro rata.
71.
REMEDIES FOR BREACH

If the Board or their designees shall at any time determine in good faith that a purported Transfer or other event has taken place in violation of Bye-law 69 hereof or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any Traded Shares in violation of Bye-law 69, the Board or their designees may take such action as they deem advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, refusing to give effect to such Transfer or other event on the books of the Company or instituting proceedings to enjoin such Transfer or other event or transaction; provided, however, that any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial Ownership) in violation of Bye-law 69 shall be void ab initio and automatically result in the designation and treatment described in this Bye-law 71, irrespective of any action (or non-action) by the Board or their designees.
72.
NOTICE OF RESTRICTED TRANSFER

Any Person who acquires or attempts to acquire Traded Shares in violation of Bye-law 69, or any Person who is a purported transferee such that Excess Traded Shares result under Bye-law 70 hereof, shall immediately give written notice to the Company of such Transfer, attempted Transfer or other event and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Company’s status as qualifying for exemption from taxation on gross income from the international operation of a ship or ships within the meaning of Section 883 of the Code.
73.
EXCLUSION

The restrictions set forth in Bye-law 69 shall not apply to any Traded Shares with respect to which such restrictions are prohibited pursuant to applicable provisions of the corporation laws of Bermuda.
74.
REMEDIES NOT LIMITED

Subject to Bye-law 78 hereof, nothing contained in these Bye-laws shall limit the authority of the Board to take such other action as they deem necessary or advisable to protect the interests of the Company’s Shareholders by preservation of the Company’s status as exempt from taxation on gross income from the international operation of a ship or ships within the meaning of Section 883 of the Code and to ensure compliance with the Ownership Limit.
75.
EXCEPTION

The Board may exempt a Person (or may generally exempt a class of Persons) or any class of Traded Shares from the Ownership Limit.
76.
LEGEND

After the Section 883 Amendment Date, and prior to the Restriction Termination Date, each certificate for the Traded Shares shall bear the following legend: The Traded Shares represented

Carnival Corporation Ltd.
by this certificate are subject to restrictions on transfer. Unless excepted by the Board of Directors or exempted by the terms of the Bye-laws of Carnival Corporation Ltd., no Person may (1) Beneficially Own Traded Shares in excess of 4.9% of the issued and outstanding Traded Shares, by value, vote or number, determined as provided in the Bye-laws of Carnival Corporation Ltd., and computed with regard to all issued and outstanding Traded Shares and, to the extent provided by the Code, all Traded Shares issuable under existing options and exchange rights that have not been exercised; or (2) Beneficially Own Traded Shares which would result in the Company being “closely held.” Unless so excepted, any acquisition of Traded Shares and continued holding of ownership constitutes a continuous representation of compliance with the above limitations, and any Person who attempts to Beneficially Own Traded Shares in excess of the above limitations has an affirmative obligation to notify the Company immediately upon such attempt. If the restrictions on transfer are violated, the transfer will be void ab initio and the Traded Shares represented hereby will be designated and treated as Excess Traded Shares that will be held in trust. Excess Traded Shares may not be transferred at a profit and may be purchased by the Company. In addition, certain Beneficial Owners must give written notice as to certain information on demand and on exceeding certain ownership levels. All terms not defined in this legend have the meanings provided in the Bye-laws of Carnival Corporation Ltd. The Company will mail without charge to any requesting shareholder a copy of the Bye-laws, including the express terms of each class and series of the authorized Traded Shares of the Company, within five days after receipt by the Secretary of the Company of a written request therefor.
77.
SEVERABILITY

If any provision of the Section 883 Bye-laws or any application of any such provision is determined to be invalid by any Bermuda court or United States federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected, and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.
78.
NEW YORK STOCK EXCHANGE TRANSACTIONS

Nothing in these Bye-laws shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of these Bye-laws and any transferee in such a transaction shall be subject to all the provisions and limitations set forth in these Bye-laws.
79.
OWNERS REQUIRED TO PROVIDE INFORMATION

After the Amendment Date and prior to the Restriction Termination Date: (1) Every Beneficial Owner of three percent (3%) or more, by vote, value or number, or such lower percentages as required pursuant to regulations under the Code, of the issued and outstanding Traded Shares shall promptly after becoming such a three percent (3%) Beneficial Owner, give written notice to the Company stating the name and address of such Beneficial Owner, the general ownership structure of such Beneficial Owner, the number of shares of each class of Traded Shares Beneficially Owned, and a description of how such Traded Shares are held. (2) Each Person who is a Beneficial Owner of Traded Shares and each Person (including the shareholder of record) who is holding Traded Shares for a Beneficial Owner shall provide on demand to the Company such information as the Company may request from time to time in order to determine the Company’s status as exempt from taxation on gross income from the international operation of a ship or ships within the meaning of Section 883 of the Code and to ensure compliance with the Ownership Limit.
80.
AMBIGUITY

In the case of an ambiguity in any of the provisions set forth in the Section 883 Bye-Laws or any definition contained in the Section 883 Bye-Laws, the Board shall have the power to determine

Carnival Corporation Ltd.
the application of the provisions of the Section 883 Bye-Laws or any such definition with respect to any situation based on the facts known to it. In the event any provision contained in the Section 883 Bye-Laws require an action by the Board and these Bye-Laws fail to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of the Section 883 Bye-Laws.
EXCESS TRADED SHARES
81.
OWNERSHIP IN TRUST

Upon any purported Transfer or other event that results in Excess Traded Shares pursuant to Bye-law 70 hereof, such Excess Traded Shares shall be further deemed to have been transferred to the Excess Share Trustee, as trustee of the Excess Share Trust, for the benefit of the Charitable Beneficiary effective as of the close of business on the business day prior to the date of the Transfer or other event. Excess Traded Shares so held in trust shall be issued and issued and outstanding shares of the Company. To give further effect to any such transfer, each of the Directors and Officers (and any person authorized by a resolution of the Board) is hereby empowered to sign, on behalf of the Purported Record Transferee or Purported Record Holder, an instrument of transfer in respect of the Excess Traded Shares. The Purported Record Transferee or Purported Record Holder shall have no rights in such Excess Traded Shares. The Purported Beneficial Transferee or Purported Beneficial Holder shall have no rights in such Excess Traded Shares except as provided in Bye-law 84 or 86. The Excess Share Trustee may resign at any time so long as the Company shall have appointed a successor trustee. The Excess Share Trustee shall, from time to time, designate one or more charitable organization or organizations as the Charitable Beneficiary.
82.
EFFECT OF SUBSEQUENT PURPORTED TRANSFERS

Any consideration received by a Purported Beneficial Holder in excess of (i) the consideration paid by the Purported Beneficial Holder in the transaction that created such Excess Traded Shares, in the case of Excess Trade Shares resulting from a purported Transfer (or, in the case of the devise, gift or similar event, the Market Price of such Shares on the date of such devise, gift or similar event), or (ii) in the case of Excess Traded Shares resulting from an event other than a purported Transfer, the Market Price of such Shares on the date of such event, in each case, as a result of a subsequent purported Transfer of such Excess Traded Shares prior to the discovery by the Company that the Shares have been designated as Excess Trade Shares, in all such cases shall be transferred to the Excess Share Trustee, as trustee of the Excess Share Trust, for the benefit of the Charitable Beneficiary. All such amounts received or other income earned by the Excess Share Trust shall be paid over the Charitable Beneficiary. For the avoidance of doubt, any such transferee of any Purported Record Transferee or Purported Record Holder in a subsequent purported Transfer described in this Bye-law 82 shall have no rights in such Excess Traded Shares.
83.
DIVIDEND RIGHTS

Excess Traded Shares shall be entitled to the same dividends determined as if the designation of Excess Traded Shares had not occurred. Any dividend or distribution paid prior to the discovery by the Company that the Traded Shares have been designated as Excess Traded Shares shall be repaid to the Excess Share Trust upon demand. Any dividend or distribution declared but unpaid shall be paid to the Excess Share Trust. All dividends received or other income earned by the Excess Share Trust shall be paid over to the Charitable Beneficiary.
84.
RIGHTS UPON LIQUIDATION

Upon liquidation, dissolution or winding up of the Company, the Purported Beneficial Transferee or Purported Beneficial Holder shall receive, for each Excess Share, the lesser of (1) the amount

Carnival Corporation Ltd.
per share of any distribution made upon liquidation, dissolution or winding up or (2) (x) in the case of Excess Traded Shares resulting from a purported Transfer, the price per share of the Traded Shares in the transaction that created such Excess Traded Shares (or, in the case of the devise, gift or other similar event, the Market Price of such Traded Shares on the date of such devise, gift or other similar event) or (y) in the case of Excess Traded Shares resulting from an event other than a purported Transfer, the Market Price of the Traded Shares on the date of such event. Any amounts received in excess of such amount shall be paid to the Charitable Beneficiary.
85.
VOTING RIGHTS

85.1.    The Excess Share Trustee shall be entitled to vote the Excess Traded Shares on behalf of the Charitable Beneficiary on any matter. Subject to Bermuda law, any vote cast by a Purported Record Transferee with respect to the Excess Traded Shares prior to the discovery by the Company that the Excess Traded Shares were held in trust will be rescinded ab initio; provided, however, that if the Company has already taken irreversible action with respect to a merger, reorganization, sale of all or substantially all the assets, dissolution of the Company or other action by the Company, then the vote cast by the Purported Record Transferee shall not be rescinded. The purported owner of the Excess Traded Shares will be deemed to have given an irrevocable proxy to the Excess Share Trustee to vote the Excess Traded Shares for the benefit of the Charitable Beneficiary.
85.2.    Notwithstanding the provisions of these Bye-laws, until the Company has received notification that Excess Traded Shares have been transferred into an Excess Share Trust, the Company shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.
86.
RESTRICTIONS ON TRANSFER; DESIGNATION OF EXCESS SHARE TRUST BENEFICIARY

86.1.    Excess Traded Shares shall be transferable only as provided in this Bye-law 86. At the direction of the Board, the Excess Share Trustee shall transfer the Excess Traded Shares held in the Excess Share Trust to a Person or Persons (including, without limitation, the Company under Bye-law 87 below) whose ownership of such Traded Shares shall not violate the Ownership Limit or otherwise cause the Company to become “closely held” within the meaning of Section 883 of the Code within 180 days after the later of (i) the date of the Transfer or other event which resulted in Excess Traded Shares and (ii) the date the Board determines in good faith that a Transfer or other event resulting in Excess Traded Shares has occurred, if the Company does not receive a notice of such Transfer or other event pursuant to Bye-law 72. If such a transfer is made, the interest of the Charitable Beneficiary shall terminate, the designation of such Traded Shares as Excess Traded Shares shall thereupon cease and a payment shall be made to the Purported Beneficial Transferee, Purported Beneficial Holder and/or the Excess Share Trustee as described below. If the Excess Traded Shares resulted from a purported Transfer, the Purported Beneficial Transferee shall receive a payment from the Excess Share Trustee that reflects a price per share for such Excess Traded Shares equal to the lesser of (A) the price per share received by the Excess Share Trustee and (B) (x) the price per share such Purported Beneficial Transferee paid for the Traded Shares in the purported Transfer that resulted in the Excess Traded Shares, or (y) if the Purported Beneficial Transferee did not give value for such Excess Traded Shares (through a gift, devise or other similar event) a price per share equal to the Market Price of the Traded Shares on the date of the purported Transfer that resulted in the Excess Traded Shares. If the Excess Traded Shares resulted from an event other than a purported Transfer, the Purported Beneficial Holder shall receive a payment from the Excess Share Trustee that reflects a price per share of Excess Traded Shares equal to the lesser of (A) the price per share received by the Excess Share Trustee and (B) the Market Price of the Traded Shares on the date of the event that resulted in Excess Traded Shares. Prior to any transfer of any interest in the Excess Share Trust, the Company must have waived in writing its purchase rights, if any, under Bye-law 87 below. Any funds received by the Excess Share Trustee in excess of the funds payable to the Purported Beneficial Holder or the Purported Beneficial Transferee shall be paid to the Charitable Beneficiary. The Company shall pay the costs and expenses of the Excess Share Trustee.

Carnival Corporation Ltd.
86.2.    Notwithstanding the foregoing, if the provisions of this Bye-law 86 are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the Purported Beneficial Transferee or Purported Beneficial Holder of any shares of Excess Traded Shares may be deemed, at the option of the Company, to have acted as an agent on behalf of the Company in acquiring or holding such Excess Traded Shares and to hold such Excess Traded Shares on behalf of the Company.
87.
PURCHASE RIGHTS IN EXCESS TRADED SHARES

Excess Traded Shares shall be deemed to have been offered for sale by the Excess Share Trustee to the Company, or its designee, at a price per Excess Traded Share equal to (i) in the case of Excess Traded Shares resulting from a purported Transfer, the lesser of (A) the price per share of the Traded Shares in the transaction that created such Excess Traded Shares (or, in the case of devise, gift or other similar event, the Market Price of the Traded Shares on the date of such devise, gift or other similar event), or (B) the lowest Market Price of the class of Traded Shares which resulted in the Excess Traded Shares at any time after the date such Traded Shares were designated as Excess Traded Shares and prior to the date the Company, or its designee, accepts such offer or (ii) in the case of Excess Traded Shares resulting from an event other than a purported Transfer, the lesser of (A) the Market Price of the Traded Shares on the date of such event or (B) the lowest Market Price for Traded Shares which resulted in the Excess Traded Shares at any time from the date of the event resulting in such Excess Traded Shares and prior to the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of 90 days after the later of (i) the date of the Transfer or other event which resulted in such Excess Traded Shares and (ii) the date the Board determines in good faith that a Transfer or other event resulting in Excess Traded Shares has occurred, if the Company does not receive a notice of such Transfer or other event pursuant to Bye-law 72 hereof.
88.
UNDERWRITTEN OFFERINGS

The Ownership Limit shall not apply to the acquisition of Traded Shares or rights, options or warrants for, or securities convertible into, Traded Shares by an underwriter in a public offering or placement agent in a private offering, provided that the underwriter makes a timely distribution of such Traded Shares or rights, options or warrants for, or securities convertible into, Traded Shares.
89.
EQUITABLE RELIEF

The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of the Section 883 Bye-Laws.
90.
NO WAIVER OF RIGHTS

No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of a right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.
CORPORATE RECORDS
91.
MINUTES

The Board shall cause minutes to be duly entered in books provided for the purpose:
(a)
of all elections and appointments of Officers;

(b)
of the names of the Directors present at each Board meeting and of any committee appointed by the Board; and

Carnival Corporation Ltd.
(c)
of all resolutions and proceedings of general meetings of the Shareholders, Board meetings, and meetings of committees appointed by the Board.

92.
PLACE WHERE CORPORATE RECORDS KEPT

Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the registered office of the Company.
93.
FORM AND USE OF SEAL

93.1.    The Company may adopt a seal in such form as the Board may determine. The Board may adopt one or more duplicate seals for use in or outside Bermuda.
93.2.    A seal may, but need not, be affixed to any deed, instrument or document, and if the seal is to be affixed thereto, it shall be attested by the signature of (i) any Director, (ii) any Officer, (iii) the Secretary, or (iv) any person authorised by the Board for that purpose.
93.3.    A Resident Representative may, but need not, affix the seal of the Company to certify the authenticity of any copies of documents.
ACCOUNTS
94.
RECORDS OF ACCOUNT

94.1.    The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:
(a)
all amounts of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)
all sales and purchases of goods by the Company; and

(c)
all assets and liabilities of the Company.

94.2.    Such records of account shall be kept at the registered office of the Company or, subject to the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.
94.3.    Such records of account shall be retained for a minimum period of five years from the date on which they are prepared.
95.
FINANCIAL YEAR END

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be 30th November in each year.
AUDITS
96.
ANNUAL AUDIT

Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to the Act, the accounts of the Company shall be audited at least once in every year.
97.
APPOINTMENT OF AUDITOR

97.1.    Subject to the Act, the Shareholders shall appoint an auditor to the Company to hold office for such term as the Shareholders deem fit or until a successor is appointed.

Carnival Corporation Ltd.
97.2.    The Auditor may be a Shareholder but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.
98.
REMUNERATION OF AUDITOR

98.1.    The remuneration of an Auditor appointed by the Shareholders shall be fixed by the Company in general meeting or in such manner as the Shareholders may determine.
98.2.    The remuneration of an Auditor appointed by the Board to fill a casual vacancy in accordance with these Bye-laws shall be fixed by the Board.
99.
DUTIES OF AUDITOR

99.1.    The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards.
99.2.    The generally accepted auditing standards referred to in this Bye-law 99 may be those of a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be provided for in the Act. If so, the financial statements and the report of the Auditor shall identify the generally accepted auditing standards used.
100.
ACCESS TO RECORDS

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers for any information in their possession relating to the books or affairs of the Company.
101.
FINANCIAL STATEMENTS AND THE AUDITOR’S REPORT

101.1.  Subject to the following Bye-law, the financial statements and/or the auditor’s report as required by the Act shall
(a)
be laid before the Shareholders at the annual general meeting; or

(b)
be received, accepted, adopted or approved by the Shareholders by resolution passed in accordance with these Bye-laws.

101.2.  If all Shareholders and Directors shall agree, either in writing or at a meeting, that in respect of a particular interval no financial statements and/or auditor’s report thereon need be made available to the Shareholders, and/or that no auditor shall be appointed then there shall be no obligation on the Company to do so.
102.
VACANCY IN THE OFFICE OF AUDITOR

The Board may fill any casual vacancy in the office of the auditor.
BUSINESS COMBINATIONS
103.
BUSINESS COMBINATIONS

In respect of any merger or amalgamation which the Act requires to be approved by the Shareholders, the necessary Shareholders’ approval shall be the affirmative vote of at least a majority of all the issued and outstanding voting shares of the Company and the necessary quorum for the general meeting shall be as set out in Bye-law 27.

Carnival Corporation Ltd.
NO TRUST BUSINESS
104.
NO TRUST BUSINESS

Notwithstanding anything to the contrary included in these Bye-laws, the creation and continued existence of the Excess Share Trust may not be regarded as constituting the exercise by the Excess Share Trustee of trust business in Bermuda in violation of the trust laws of Bermuda.
VOLUNTARY WINDING-UP AND DISSOLUTION
105.
WINDING-UP

If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Shareholders, divide amongst the Shareholders in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Shareholders as the liquidator shall think fit, but so that no Shareholder shall be compelled to accept any shares or other securities or assets whereon there is any liability.
CHANGES TO CONSTITUTION
106.
CHANGES TO BYE-LAWS

No Bye-law may be rescinded, altered or amended and no new Bye-law may be made save in accordance with the Act and until the same has been approved by a resolution of the Board and by a resolution of a majority of issued and outstanding Common Shares.
107.
DISCONTINUANCE

The Board may exercise all the powers of the Company to discontinue the Company to a jurisdiction outside Bermuda pursuant to the Act.

Carnival Corporation Ltd.
DEFINITIONS; CONSTRUCTION
“Act”	the Companies Act 1981;
“Amendment Date”	April 17, 2003;
“Auditor”	includes an individual, company or partnership (including a limited liability partnership);
“Beneficial Ownership”
ownership of Traded Shares by a Person who would be treated as the owner of such Traded Shares directly, indirectly or constructively, as determined for purposes of Section 883(c)(3) of the Code and the regulations promulgated thereunder, and shall include any Traded Shares Beneficially Owned by any other Person who is a “related person” with respect to such Person through the application of Section 267(b) of the Code, as modified in any way for the purposes of Section 883(c)(3) of the Code and the regulations promulgated thereunder. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings;

“Board”
the board of directors (including, for the avoidance of doubt, a sole director) appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the directors present at a meeting of directors at which there is a quorum;

“Charitable Beneficiary”	the organization or organizations described in Section 170(c)(2) and 501(c)(3) of the Code selected by the Excess Share Trustee;
“Code”	United States Internal Revenue Code of 1986;
“Conflict Authorization”	has the meaning set out in Bye-law 58.1;
“Conflict Authorization Tems”	has the meaning set out in Bye-law 58.2;
“Conflict Matter”	has the meaning set out in Bye-law 58.1;
“Contested Election”	has the meaning set out in Bye-law 57.11;
“Common Shares”	has the meaning set out in Bye-law 3.1;
“Company”	the company for which these Bye-laws are approved and confirmed;
“Control”	has the meaning set out in Bye-law 25.9;
“Derivative”	has the meaning set out in Bye-law 25.4(c);
“Director”	a director of the Company;
“Directors’ Duties”	has the meaning set out in Bye-law 58.1;
“Director Representative”	has the meaning set out in Bye-law 51;
“Excess Share Trust”	a trust created pursuant to Bye-laws 81 through 90 hereof, as applicable;
“Excess Share Trustee”	a Person, who shall be unaffiliated with the Company, any Purported Beneficial Transferee and any Purported Record Transferee, appointed by the Board as the trustee of the Excess Share Trust;

Carnival Corporation Ltd.
“Excess Traded Shares”	Traded Shares resulting from an event described in Bye-law 70;
“Exchange Act”	has the meaning set out in Bye-law 25.1;
“Existing Holder”
(i) each of Micky Arison, Shari Arison, and Michael Arison, (ii)(w) the family members of Micky Arison, Shari Arison and Michael Arison, (x) any trust or entity organized for the benefit of Micky Arison, Shari Arison or Michael Arison or any of their family members, (y) any charitable trusts, foundations or organizations formed by any of the Persons in clauses (i) and (ii)(w) and (x) above, and (z) any Person serving as trustee, officer, or other fiduciary of any of the foregoing entities, in each case, so long as any Transfer to such other Person, trust or entity would constitute a Permitted Transfer, and (iii) any Permitted Transferee;

“Market Price”
of any class of Traded Shares on any date shall mean the average of the daily closing prices for any such class of Traded Shares for the five consecutive trading days ending on such date, or if such date is not a trading date, the five consecutive trading days preceding such date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to any class of Traded Shares listed or admitted to trading on the New York Stock Exchange, or if such class of Traded Shares are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such class of Traded Shares are listed or admitted to trading, or if such class of Traded Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over the counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use, or if such class of Traded Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such class of Traded Shares selected by the Board;

“Preference Shares”	has the meaning set out in Bye-law 3.1;
“Nominating Shareholder”	has the meaning set out in Bye-law 57.2;
“Notice”	written notice as further provided in these Bye-laws unless otherwise specifically stated;
“Notice of Business”	has the meaning set out in Bye-law 25.2;
“Notice of Nomination”	has the meaning set out in Bye-law 57.3;
“Officer”	any person appointed by the Board to hold an office in the Company;

Carnival Corporation Ltd.
“Ownership Limit”
in the case of a Person other than an Existing Holder, Beneficial Ownership of more than four and nine tenths percent (4.9%), by value, vote or number, of any class of Traded Shares. The Ownership Limit shall not apply to any Existing Holder or to any class of Traded Shares exempted in accordance with the provisions of Bye-law 75;

“Permitted Transfer”
a Transfer by an Existing Holder to any Person which does not result in the Company losing its exemption from taxation on gross income derived from the international operation of a ship or ships within the meaning of Section 883 of the Code. Any such transferee is herein referred to as a “Permitted Transferee”;

“Person”	a person as defined by Section 7701(a) of the Code;
“Proponent”	has the meaning set out in Bye-law 25.4(a);
“Public Disclosure”	has the meaning set out in Bye-law 25.7;
“Purported Beneficial Holder”
with respect to any event (other than a purported Transfer, but including holding Traded Shares in excess of the Ownership Limit on the Amendment Date) which results in Excess Traded Shares, the Person for whom the Purported Record Holder held Traded Shares that, pursuant to Bye-law 70, became Excess Traded Shares upon the occurrence of such event;

“Purported Beneficial Transferee”
with respect to any purported Transfer which results in Excess Traded Shares, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Traded Shares if such Transfer had been valid under Bye-law 69;

“Purported Record Holder”
with respect to any event (other than a purported Transfer, but including holding Traded Shares in excess of the Ownership Limit on the Amendment Date) which results in Excess Traded Shares, the record holder of the Traded Shares that, pursuant to Bye-law 70, became Excess Traded Shares upon the occurrence of such event;

“Purported Record Transferee”	with respect to any purported Transfer which results in Excess Traded Shares, the record holder of the Traded Shares if such Transfer had been valid under Bye-law 69;
“Register of Directors and Officers”	the register of directors and officers referred to in these Bye-laws;
“Register of Shareholders”	the register of shareholders referred to in these Bye-laws and shall be the same “register of members” required to be kept by the Company under the Act;
“Resident Representative”	any person appointed to act as resident representative and includes any deputy or assistant resident representative;
“Restriction Termination Date”	has the meaning set out in Bye-law 69;
“SEC”	the U.S. Securities and Exchange Commission or any successor organization;

Carnival Corporation Ltd.
“Secretary”
the person appointed to perform any or all of the duties of secretary of the Company and includes any deputy or assistant secretary and any person appointed by the Board to perform any of the duties of the Secretary;

“Section 883”	has the meaning set out in Bye-law 56(l);
“Section 883 Amendment Date”	has the meaning set out in Bye-law 69;
“Shareholder”
the person registered in the Register of Shareholders as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Shareholders as one of such joint holders or all of such persons, as the context so requires;

“Shareholder Associated Person”	has the meaning set out in Bye-law 25.8;
“Shareholder Business”	has the meaning set out in Bye-law 25.1;
“Shareholder Information”	has the meaning set out in Bye-law 25.4(c);
“Shareholder Nominee”	has the meaning set out in Bye-law 57.2;
“Traded Shares”	shares of the Company of any class or classes traded on an established securities market as may be authorized and issued from time to time pursuant to Bye-law 1;
“Transfer”
any sale, transfer, gift, hypothecation, pledge, assignment, devise or other disposition of Traded Shares (including (i) the granting of any option or interest similar to an option (including an option to acquire an option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Traded Shares or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Traded Shares), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise. For purposes of this definition, whether securities or rights are convertible or exchangeable for Traded Shares shall be determined in accordance with Sections 267(b) and 883 of the Code; and

“Treasury Share”	a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.
In these Bye-laws, where not inconsistent with the context:
(a)
words denoting the plural number include the singular number and vice versa;

(b)
words denoting the masculine gender include the feminine and neuter genders;

(c)
words importing persons include companies, associations or bodies of persons whether corporate or not;

Carnival Corporation Ltd.
(d)
the words:

(i)
“may” shall be construed as permissive; and

(ii)
“shall” shall be construed as imperative;

(e)
a reference to a statutory provision shall be deemed to include any amendment or re-enactment thereof and any rules and regulations issued thereunder;

(f)
the phrase “issued and outstanding” in relation to shares, means shares in issue other than Treasury Shares;

(g)
the word “corporation” means a corporation whether or not a company within the meaning of the Act; and

(h)
unless otherwise provided herein, words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

In these Bye-laws expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.
Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

ANNEX H – FORM OF AMENDED ARTICLES OF ASSOCIATION OF CARNIVAL PLC FOR SCHEME

A PUBLIC COMPANY
LIMITED BY SHARES

ARTICLES OF ASSOCIATION
of
CARNIVAL PLC

CONTENTS	ARTICLE
Preliminary	1-2
Construction	3-15
Share Capital	16-34
Redeemable Shares	35-51
Variation of Rights	52
Share Certificates	53-55
Lien	56-59
Calls on Shares	60-66
Forfeiture and Surrender	67-73
Transfer of Shares	74-83
Transmission of Shares	84-87
Alteration of Share Capital	88-91
Purchase of Own Shares	92
General Meetings	93-98
Notice of General Meetings	99-110
Proceedings at General Meetings	111-123
Voting rights and procedures under the Equalization Agreement	124-146
Voting rights and procedures	147-160
Proxies and Corporate Representatives	161-169
Number of Directors	170
Appointment and Retirement of Directors	171-181
Alternate Directors	182-187
Powers of the Board	188-190
Delegation of powers of the Board	191-194
Disqualification and Removal of Directors	195
Remuneration of Non-Executive Directors	196-197
Directors’ Expenses	198
Executive Directors	199-201
Directors’ Interests	202-203
Gratuities, Pensions and Insurance	204-207
Proceedings of the Board	208-217
Secretary	218
Minutes	219-220
The Seal	221-223
Registers	224-225
Dividends	226-247
Capitalisation of Profits and Reserves	248
Record Dates	249
Accounts	250-252
Communications	253-265
Destruction of Documents	266-267
Untraced Shareholders	268-271
Liquidation	272-276
Share Control Limit	277-285
Combined Group Excess Shares	286
Voting Control	287
Indemnity and Insurance	288
Mandatory Exchange	289-292
Scheme of Arrangement	293

H-i

Company number: 4039524
THE COMPANIES ACTS
PUBLIC COMPANY LIMITED BY SHARES
ARTICLES OF ASSOCIATION
OF
CARNIVAL PLC
(“the Company”)
(Adopted by special resolution passed on April 15, 2009,
as amended by special resolution passed on [           ], 2026)

PRELIMINARY
Table A
1.
No model articles or other regulations set out in any statute or in any statutory instrument or other subordinate legislation concerning companies shall apply to the Company.

Definitions
2.
In these Articles, except where the subject or context otherwise requires:

“Act” means the Companies Act 1985 including any modification or re-enactment of it for the time being in force;
“2006 Act” means the Companies Act 2006 including any modification or re-enactment of it for the time being in force;
“Acting in Concert” has the same meaning as it has in the City Code provided that, notwithstanding anything to the contrary, none of (x) the Arisen Group, (y) the Carnival Group or (z) the P&O Princess Group (each, a “Non-Concert Group”), shall be deemed to be Acting in Concert with any other Non-Concert Group for the purposes of these Articles;
“Action” means, in relation to Carnival or the Company, any action affecting the amount or nature of issued share capital of such company, including any non-cash Distribution, offer by way of rights, bonus issue, sub-division or consolidation, or buy-back;
“Acts” means the Act and all other statutes and subordinate legislation for the time being in force concerning companies so far as they apply to the Company;
“address” in relation to electronic communications, includes any number or address used for the purposes of such communications;
a person shall be treated as “Appearing to be Interested” in any Ordinary Shares if:
(a)
the Company has received information under section 793 of the 2006 Act which either:

(i)
states that such person is, or may be, Interested in such Ordinary Shares;

(ii)
fails to establish the identities of those Interested in the Ordinary Shares and (after taking into account said information and any other information given under section 793 of the 2006 Act) the directors know or have reasonable cause to believe that the person in question is, or may be, Interested in the Ordinary Shares; or

(b)
the directors know or have reasonable cause to believe that the person in question is, or may be, Interested in the Ordinary Shares.

“Applicable Exchange Rate” means, in relation to any proposed Distributions by the Company and Carnival in relation to which a foreign exchange rate is required, the average of the closing mid-point spot US dollar-sterling exchange rate on the five Business Days ending on the Business Day before the Distribution Determination Date relating to such Distributions (as shown in the London edition of the Financial Times, or such other point of reference as the parties shall agree), or such other spot US dollar-sterling exchange rate or average US dollar-sterling exchange rate as at such other date (or over such other period) before a Distribution Determination Date as the Board and the Board of Carnival shall agree, in each case rounded to five decimal places;
“Applicable Regulations” means;
(a)
any law, statute, ordinance, regulation, judgement, order, decree, licence, permit, directive or requirement of any Governmental Agency having jurisdiction over P&O Princess and/or Carnival; and

(b)
the rules, regulations, and guidelines of:

(i)
any stock exchange or other trading market on which any shares or other securities or depositary receipts representing such shares or securities of either P&O Princess or Carnival are listed, traded or quoted; and

(ii)
any other body with which entities with securities listed or quoted on such exchanges customarily comply,

(but, if not having the force of law, only if compliance with such directives, requirements, rules, regulations or guidelines is in accordance with the general practice of persons to whom they are intended to apply) in each case for the time being in force and taking account all exemptions, waivers or variations from time to time applicable (in particular situations or generally) to the Company or, as the case may be, Carnival;
“Arison Group” shall mean each of Marilyn B. Arison, Micky Arison, Shari Arison, Michael Arison or their spouses or children or lineal descendants of Marilyn B. Arison, Micky Arison, Shari Arison, Michael Arison of their spouses, any trust established by Theodore Arison, any trust established for the benefit of any Arison family member mentioned in this definition, or any “person” (as such term is used in Section 13(d) or 14(d) of the United States Securities Exchange Act of 1934), directly or indirectly, controlling, controlled by or under common control with any Arison family member mentioned in this definition or any trust established for the benefit of any such Arison family member or any charitable trust or non-profit entity established by a member of the Arison Group but excluding (for the avoidance of doubt) Carnival, the Company or any of their respective Subsidiaries or affiliates;
“Articles” means these articles of association as altered from time to time by special resolution;
“Associated Tax Credit” means, in relation to any Distribution proposed to be made by the Company, the amount of any imputed or associated Tax credit or rebate or exemption (or the value of any other similar associated Tax Benefit) which would be available to a holder of P&O Princess Ordinary Shares receiving or entitled to receive the Distribution, together with the amount of any credit or benefit in respect of any Tax required to be deducted or withheld from the Distribution by or on behalf of the Company;
“Auditors” means the auditors of the Company;
“beneficially own” shall mean to possess beneficial ownership as determined under Rule 13d-3 under the U.S. Securities Exchange Act of 1934;
“Board” means the board of directors of the Company (or a duly authorised committee of the board of directors of the Company) from time to time;
“Board of Carnival” means the board of directors of Carnival (or a duly authorised committee of the board of directors of Carnival) from time to time;
“Business Day” means any day other than a Saturday, Sunday or day on which banking institutions in the cities of both New York and London are authorised or obligated by law or executive order to close in the United States or England (or on which day such banking institutions are open solely for trading in euros);
“Carnival” means Carnival Corporation;
“Carnival Common Stock” has the meaning set out in the Carnival Constitution;
“Carnival Constitution” means the Articles of Incorporation and By-Laws of Carnival as amended from time to time;
“Carnival Entrenched Provisions” means the Carnival Entrenched Articles and the Carnival Entrenched By-Laws as defined in the Carnival Constitution;
“Carnival Equivalent Number” means the number of shares of Carnival Common Stock that have the same rights to distributions of income and capital and voting rights as one P&O Ordinary Share. Initially, the Carnival Equivalent Number shall be 0.30040 but it shall adjust as provided in Clause 4 of the Equalization Agreement and the Schedule thereto. In all cases, the Carnival Equivalent Number shall be rounded to five decimal places;
“Carnival Group” means Carnival and its Subsidiaries from time to time;
“Carnival Guarantee” means the guarantee of the same date as the Equalization Agreement between Carnival and the Company under which Carnival agrees to guarantee certain obligations of the Company for the benefit of certain future creditors of the Company, as amended from time to time;
“Carnival Special Voting Share” means the special voting share in the capital of Carnival having the rights set out in the Carnival Constitution;
“certificated share” means a share in the capital of the Company that is not an uncertificated share and references in these Articles to a share being held in certificated form shall be construed accordingly;
“Charitable Beneficiary” means any registered charity or similar body or organisation;
“City Code” means the UK City Code on Takeovers and Mergers as amended from time to time (including any supplemental or replacement Applicable Regulations), and including any actions required, or approved, by any relevant governing or supervisory body with authority in relation to the UK City Code on Takeovers and Mergers (or any replacement);
“Class Rights Action” means any of the actions listed in Article 124;
“Combined Group” means the Company, Carnival and their respective subsidiaries;
“Combined Group City Code Limit” means, at any time (i) with respect to any person other than a Significant Combined Group Holder (or persons Acting in Concert), such Ordinary Shares (which may include either or both of P&O Princess Ordinary Shares and Carnival Common Stock) representing, in aggregate and after giving effect to the Equalization Ratio, the right to cast 30 per cent of the votes on a Joint Electorate Action from time to time, or (ii) with respect to a Significant Combined Group Holder only, any further Ordinary Shares (which may include either or both of P&O Princess Ordinary Shares or Carnival Common Stock) which increase that person’s percentage of votes which could be cast on a Joint Electorate Action from time to time;
“Combined Group Excess Shares” means the Ordinary Shares designated as such pursuant to Article 279;
“Combined Group Excess Share Trust” means any trust established by the Company for the purposes, inter alia, of holding Combined Group Restricted Shares on behalf of, and for the benefit of, a Charitable Beneficiary;
“Combined Group Excess Share Trustee” means any body corporate, association or other person appointed as a trustee by the Company who is empowered to hold, possess, dispose of and/or deal with the Combined Group Restricted Shares;

“Combined Group Restricted Shares” means the Ordinary Shares as determined by reference to Article 277;
“Combined Shareholders” means the holders of P&O Princess Ordinary Shares and the holders of Carnival Common Stock;
“Companies Acts” has the meaning given by section 744 of the Act and includes any enactment passed after those Acts which may, by virtue of that or any other enactment, be cited together with those Acts as the “Companies Acts” (with or without the addition of an indication of the date of any such enactment);
“Company Communication Provisions” means the company communication provisions in the 2006 Act (being the provisions at sections 1144 to 1148 and schedules 4 and 5);
“Compulsory Acquisition” means, with respect to a class of shares in the capital of P&O Princess, a compulsory acquisition of such class of shares in accordance with section 428 of the Act;
“director” means a director of the Company;
“Disenfranchised P&O Ordinary Shares” has the meaning given to it in Article 21A;
“Distribution” means, in relation to the Company or Carnival, any dividend or other distribution, whether of income or capital, and in whatever form, made by the Company or Carnival (or any of their subsidiaries) to the holders of Ordinary Shares by way of pro rata entitlement, excluding any Liquidation Distribution, buy-back, repurchase or cancellation of Ordinary Shares;
“Distribution Determination Date” means, with respect to any parallel Distributions to be made by the Company and Carnival, the date on which the Board and the Board of Carnival resolve to pay or make such parallel Distributions (or if they resolve on different dates to pay or make such parallel Distributions, the later of those dates);
“dividend” means dividend or bonus;
“DLC Structure” means the combination of the Company and Carnival by means of a dual listed company structure whereby, amongst other things, the Company and Carnival have a unified management structure and the businesses of both the Carnival Group and the P&O Princess Group are managed on a unified basis in accordance with the provisions of the Equalization Agreement;
“DLC SVC” means the holder, from time to time, of the Carnival Special Voting Share;
“DLC SVC Owner” means the holder, from time to time, of the equity interests in DLC SVC;
“electronic signature” has the meaning given by section 7(2) of the Electronic Communications Act 2000;
“employees’ share scheme” has the meaning given by section 743 of the Act;
“entitled by transmission” means, in relation to a share in the capital of the Company, entitled as a consequence of the death or bankruptcy of the holder or otherwise by operation of law;
“Equalization Agreement” means the agreement entered into between the Company and Carnival and entitled the Equalization and Governance Agreement, as amended from time to time;
“Equalization Distribution Amount” means the amount of any Distribution proposed to be paid or made by the Company or Carnival on its Ordinary Shares, before deduction of any amount in respect of Tax required to be deducted or withheld from such Distribution by or on behalf of such company and excluding the amount of any Associated Tax Credit, all such amounts being expressed in the currency of payment and on a per share basis;
“Equalization Ratio” means, at any time, the ratio of (i) one P&O Princess Ordinary Share to (ii) the Carnival Equivalent Number as of such time;

“Equalization Share” means, in relation to the Company, an Equalization Share in the capital of the Company with a par value of (pound)1 having the rights set out in Article 22 and, in relation to Carnival, any share in the capital of Carnival designated as an Equalization Share from time to time by the Board of Carnival;
“Equivalent Distribution” shall have the meaning set out in Article 234;
“Equivalent Resolution” means a resolution of either the Company or Carnival that is equivalent in nature and effect to a resolution of the other company;
“Exchange Event” means any of the following:
(a)
there shall have occurred any change in the tax laws, rules or regulations applicable to the Company and/or Carnival and/or their shareholders or in the application or interpretation thereof (collectively, a “Change In Tax Law”) and the Board shall have reasonably determined, based on an opinion of a recognised independent tax counsel experienced in such matters and after using its commercially reasonable efforts to explore the available alternatives to the Mandatory Exchange in consultation with such counsel and external financial advisors, that (x) such Change In Tax Law is reasonably likely to have a material adverse effect on the Company and Carnival, considered as a single enterprise (a “Material Adverse Tax Effect”), (y) it is reasonably likely that such Material Adverse Tax Effect would be eliminated or substantially reduced by a Mandatory Exchange and (z) such Material Adverse Tax Effect could not be substantially eliminated by any commercially reasonable alternative to such Mandatory Exchange;

(b)
either (A) there shall have occurred any change in the non-tax laws, rules or regulations applicable to the Company and/or Carnival or in the application or interpretation thereof (collectively, a “Change In Other Law”) as a result of which the Board has reasonably determined that, and has received a written legal opinion from independent counsel to the effect that, it is reasonably likely that, or (B) any court, governmental entity or regulatory body of competent jurisdiction shall have issued any ruling, judgement, decree or order which has been appealed to the extent the Board reasonably determined was appropriate in the circumstances (the “Final Order”) finding, holding or declaring that, in either of cases (A) or (B), all or a substantial part of the contracts between, and the constituent documents of, the Company and Carnival that create the Combined Group (the “DLC Arrangements”) are unlawful, illegal or unenforceable (collectively, an “Illegality Event”) and the Board shall have reasonably determined, based on an opinion of a recognised independent counsel and after using its commercially reasonable efforts to explore the available alternatives to the Mandatory Exchange in consultation with such counsel and external financial advisors, that (x) the legal basis for the Illegality Event would be eliminated by a Mandatory Exchange, (y) the Illegality Event could not be eliminated by any amendments to the DLC Arrangements that would not materially and adversely affect the rights of the shareholders of the Company or Carnival, taken together or in relation to each other and (z) the Change in Other Law or Final Order is reasonably likely to be enforced in a way that will have a material adverse effect on the Company and Carnival, considered as a single enterprise;

“Exchange Notice” means a notice that is served on the holders of P&O Princess Ordinary Shareholders subsequent to the occurrence of an Exchange Event;
“Governmental Agency” means a court of competent jurisdiction or any government or governmental, regulatory, self-regulatory or administrative authority, agency, commission, body or other governmental entity and shall include without limitation any relevant competition authorities, the UK Panel on Takeovers and Mergers, the London Stock Exchange, the UK Listing Authority, the US Securities and Exchange Commission and the New York Stock Exchange;
“holder” in relation to a share in the capital of the Company means the member whose name is entered in the register as the holder of that share;

“Interested” and “Interest” shall be construed in the same way as for the purposes of section 793 of the 2006 Act.
“Joint Electorate Action” shall have the meaning set out in Article 126;
“Liquidation” means, with respect to either the Company or Carnival, any liquidation, winding up, receivership, dissolution, insolvency or equivalent proceedings pursuant to which the assets of either the Company or Carnival will be liquidated and distributed to creditors and other holders of recognisable claims against such company;
“Liquidation Distribution” means in relation to the Company or Carnival, any dividend or other distribution per Ordinary Share, whether of income or capital and in whatever form, made or to be made by such company or any of its Subsidiaries to the holders of such company’s Ordinary Shares by way of pro rata entitlement in connection with the Liquidation of such company;
“Liquidation Exchange Rate” means as at any date, the average of the closing mid-point spot US dollar-sterling exchange rate on the five Business Days ending on the Business Day before such date (as shown in the London edition of the Financial Times), or such other point of reference as the Board and the Board of Carnival or the Board and liquidators of Carnival or the Board of Carnival and the liquidators of the Company or the liquidators of both the Company and Carnival, as the case may be, may determine in each case rounded to five decimal places;
“London Stock Exchange” means London Stock Exchange plc;
“Mandatory Exchange” shall have the meaning set out in Article 289;
“Market Price” means the average of the daily closing price of an Ordinary Share on the London Stock Exchange, as derived from the Daily Official List, over the five consecutive Dealing Days prior to the relevant date;
“member” means, unless the context otherwise requires, a member of the Company;
“Member Present” means, in connection with a meeting, a member present at the venue or venues for the meeting, in person or by proxy, by attorney or, where the member is a body corporate, by representative;
“Memorandum” means the memorandum of association of the Company as amended from time to time;
“NYSE” means New York Stock Exchange, Inc;
“office” means the registered office of the Company;
“Operator” means the “Operator” of the “relevant system”, in each case as defined in the Regulations;
“Ordinary Share” means a P&O Princess Ordinary Share and/or a share of Carnival Common Stock, as the context requires;
“paid” means paid or credited as paid;
“Parallel Shareholder Meeting” means, in relation to Carnival, any meeting of the shareholders of Carnival which is:
(a)
nearest in time to, or contemporaneous with, the meeting of the shareholders of the Company and at which some or all of the same resolutions or some or all Equivalent Resolutions are to be considered; or

(b)
designated by the Board of Carnival as the parallel meeting of shareholders of a particular general meeting of the shareholders of the Company;

“P&O Princess” or “Carnival plc” means the Company;

“P&O Princess Entrenched Provision” means Articles 19, 20, 21, 21A, 22, 52, 76, 77, 96, 97, 98, 112, 113, 124 to 132 (inclusive), 136, 147, 174, 177, 189, 194, 195(c), 234 to 237 (inclusive), 272 to 275 (inclusive), 277 to 287 (inclusive) and 289 to 292 (inclusive) and the definitions referred to therein;
“P&O Princess Guarantee” means the guarantee of the same date as the Equalization Agreement between the Company and Carnival under which the Company agrees to guarantee certain obligations of Carnival for the benefit of certain future creditors of Carnival, as amended from time to time;
“P&O Princess Group” means the Company and its Subsidiaries from time to time;
“P&O Princess Ordinary Shares” means ordinary shares in the capital of the Company (and, in respect of Articles 125, 128 and 129 only, will include any security entitled to vote on the relevant resolution), excluding the P&O Princess Special Voting Share and the Equalization Share, and except with respect to any voting rights (as described in Articles 147 and 148), on a Liquidation (as described in Articles 272-276 inclusive) and rights on a Mandatory Exchange (as described in Articles 289-292 inclusive), shall also include the Disenfranchised P&O Ordinary Shares;
“P&O Princess Special Voting Share” means the special voting share in the capital of the Company (having the rights set out in and referred to in Article 19);
“P&O Princess SVT” means P&O Princess Special Voting Trust, a trust organized under the laws of the Cayman Islands or any successor thereto;
“P&O Princess SVT Agreement” means the Voting Trust Deed, establishing P&O Princess SVT, between P&O Princess Trustee and Carnival, dated as of April 17, 2003, as amended from time to time;
“P&O Princess Trustee” means The Law Debenture Trust Corporation (Cayman) Limited, as trustee of P&O Princess SVT pursuant to the P&O Princess SVT Agreement (or any successor trustee appointed pursuant to Section 7.06 thereof);
“Qualifying Takeover Offer” means an offer or offers to acquire Carnival Common Stock and P&O Princess Ordinary shares (i) which would be in accordance with the provisions of the City Code to the extent that the City Code applies to the Combined Group, and (ii) which:
(a)
are made to all holders of Carnival Common Stock and P&O Princess Ordinary Shares; and

(b)
are undertaken with respect to the Carnival Common Stock and P&O Princess Ordinary Shares at or about the same time; and

(c)
comply with all Applicable Regulations, the Carnival Constitution and these Articles; and

(d)
each of the Board of Directors of Carnival and the Board determines are equivalent to the holders of Carnival Common Stock, on the one hand, and the holders of P&O Princess Ordinary Shares, on the other hand, with respect to:

(1)
the consideration offered for such shares (taking into account exchange rates and any difference in the share price of P&O Princess Ordinary Shares and Carnival Common Stock determined by the Board and the Board of Carnival in their sole discretion to be appropriate and taking into account the Equalization Ratio);

(2)
the information provided to such holders;

(3)
the time available to such holders to consider such offers;

(4)
the conditions to which the offer(s) is subject; and

(5)
such other terms of the offer(s) which the Board and the Board of Carnival shall determine are relevant.

“recognised person” means a recognised clearing house or a nominee of a recognised clearing house or of a recognised investment exchange, each of which terms having the meaning given to it by section 778(2) of the 2006 Act;
“register” means the register of members of the Company;
“Regulations” means the Uncertificated Securities Regulations 2001;
“seal” means the common seal of the Company and includes any official seal kept by the Company for sealing securities issued by the Company pursuant to the Companies Acts;
“secretary” means the secretary of the Company and includes a joint, assistant, deputy or temporary secretary and any other person appointed to perform the duties of the secretary;
“Significant Combined Group Holder” means any person who, after complying with the provisions of Articles 277 to 287, whether solely or together with any party Acting in Concert with such person, holds or exercises voting control over Ordinary Shares (which may include either or both of P&O Princess Ordinary Shares or Carnival Common Stock) representing, in aggregate and after giving effect to the Equalization Ratio, the right to cast not less than 30 per cent and not more than 50 per cent of the votes on a Joint Electorate Action from time to time;
“Special Resolution” means, with respect to the Company or Carnival, a resolution required by Applicable Regulations and/or the Carnival Constitution or the Memorandum and these Articles, as relevant, to be approved by a higher percentage of votes voted than required under an ordinary resolution, or where the percentages of votes in favour and against the resolution is required to be calculated by a different mechanism to that required by an ordinary resolution;
“subsidiary” means with respect to the Company or Carnival, any entity, whether incorporated or unincorporated, in which such company owns, directly or indirectly, a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the directors or other persons performing similar functions, or the management and policies of which such company otherwise has the power to direct;
“Substantive Resolution” means any resolution of the Company to be considered at a general meeting other than a resolution of a procedural or technical nature;
“Tax” means any taxes, levies, imposts, deductions, charges, withholdings or duties levied by any authority (including stamp and transaction duties) (together with any related interest, penalties, fines and expenses in connection with them);
“Tax Benefit” means any credit, rebate, exemption or benefit in respect of Tax available to any person;
“uncertificated share” means a share in the capital of the Company which is recorded on the register as being held in uncertificated form and title to which may, by virtue of the Regulations, be transferred by means of a relevant system and references in these Articles to a share being held in uncertificated form shall be construed accordingly;
“United Kingdom” means Great Britain and Northern Ireland; and
“Voting Agreement” means the deed entered into among the Company, Carnival, DLC SVC, DLC SVC Owner and P&O Princess Trustee and entitled the SVE Special Voting Deed, as amended or novated from time to time, and shall include any deed entered into to replace that deed or any such replacement.

CONSTRUCTION
3.
References to a document include, unless the context otherwise requires, references to an electronic communication.

4.
References to an electronic communication mean, unless the contrary is stated, an electronic communication (as defined in the Act) comprising writing.

5.
References to a document being executed include references to its being executed under hand or under seal or, in the case of an electronic communication, by electronic signature.

6.
References to an instrument mean, unless the contrary is stated, a written document having tangible form and not comprised in an electronic communication (as defined in the Act).

7.
Where, in relation to a share, these Articles refer to a relevant system, the reference is to the relevant system in which that share is a participating security at the relevant time.

8.
References to a notice or other document being sent to a person by the Company include references to such notice or other document, or a copy of such notice or other document, being sent, given, delivered, issued or made available to, or served on, that person by any method authorised by these Articles, and sending shall be construed accordingly.

9.
References to writing mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether comprised in an electronic communication (as defined in the Act) or otherwise, and written shall be construed accordingly.

10.
Words denoting the singular number include the plural number and vice versa; words denoting the masculine gender include the feminine gender; and words denoting persons include corporations.

11.
Words or expressions contained in these Articles which are not defined in Article 2 but are defined in the Act have the same meaning as in the Act (but excluding any modification of the Act not in force at the date of adoption of these Articles) unless inconsistent with the subject or context.

12.
Words or expressions contained in these Articles which are not defined in Article 2 but are defined in the Regulations have the same meaning as in the Regulations (but excluding any modification of the Regulations not in force at the date of adoption of these Articles) unless inconsistent with the subject or context.

13.
Subject to the preceding two paragraphs, references to any provision of any enactment or of any subordinate legislation (as defined by section 21(1) of the Interpretation Act 1978) include any modification or re-enactment of that provision for the time being in force.

14.
Headings and marginal notes are inserted for convenience only and do not affect the construction of these Articles.

15.
In these Articles, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given to them; (b) the word Board or board in the context of the exercise of any power contained in these Articles includes any validly appointed committee; (c) no power of delegation shall be limited by the existence or, except where expressly provided by the terms of delegation, the exercise of that or any other power of delegation; and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any other body or person who is for the time being authorised to exercise it under these Articles or under another delegation of the power.

SHARE CAPITAL
Share capital
16.
The share capital of the Company is divided into shares of the following classes:

(a)
subscriber shares of £1 each;

(b)
redeemable preference shares of £1 each;

(c)
a P&O Princess Special Voting Share of £1;

(d)
an Equalization Share of £1;

(e)
P&O Princess Ordinary Shares of US$1.66.

The liability of the members is limited to the amount, if any, unpaid on the shares respectively held by them.
17.
The subscriber shares have no rights whatsoever, including without limitation no right to receive notice, attend and vote at any general meeting, no right to receive dividends and no right to receive the payment of capital upon a distribution of assets.

Return of Capital
18.
If on any return of capital to a shareholder of the Company there is any fraction of a cent, or pence as the case may be in respect of the amount due to be paid to the holder of any P&O Princess Ordinary Share, such fraction shall, to the extent permitted by Applicable Regulations, be rounded up to the nearest whole cent or pence as the case may be.

P&O Princess Special Voting Share
19.
The P&O Princess Special Voting Share shall confer on the holder of such share the relevant rights set out in these Articles, but shall cease to confer any right to receive notice of, attend or vote at any general meeting if either:

(a)
the Equalization Agreement is terminated; or

(b)
a resolution to terminate the Voting Agreement is approved by both Carnival and the Company as a Class Rights Action.

20.
On a distribution of assets of the Company on a Liquidation of the Company, the P&O Princess Special Voting Share shall rank after the holders of Ordinary Shares and redeemable preference shares but ahead of the Equalization Share for repayment of any capital paid up or credited as paid up and shall only be entitled to repayment of the nominal value paid up on its share. The P&O Princess Special Voting Share shall not be entitled to receive any dividends.

21.
The rights attaching to the P&O Princess Special Voting Share may be varied by a resolution approved as a Class Rights Action. Where the proposed variation increases the obligations of the holder of the P&O Princess Special Voting Share, such variation shall also require the consent of the holder of the P&O Princess Special Voting Share.

21A.
All shares in the capital of the Company carrying liquidation rights and/or voting rights acquired by any member of the Carnival Group, whether pursuant to the partial share offer by Carnival for up to 20 per cent, of the P&O Princess Ordinary Shares dated 17 March 2003 or otherwise, shall automatically be converted on the first day that such shares are beneficially owned by such member of the Carnival Group into disenfranchised shares (“Disenfranchised P&O Ordinary Shares”) which will rank pari passu with all of the shares of the same class, save that such shares shall not have any rights:

(a)
to attend or vote at any general meeting or class meeting of the Company unless at the relevant date the Carnival Group is entitled to effect a Compulsory Acquisition of such class of shares (treating for the purpose of such calculation, any shares of such class that are Disenfranchised P&O Ordinary Shares as if this Article 21A did not apply to such shares); or
(b)
to receive any distribution upon Liquidation.

Following the transfer of any Disenfranchised P&O Ordinary Shares from the Carnival Group to a person who is not a member of, or Acting in Concert with, the Combined Group such Disenfranchised P&O Ordinary Shares shall automatically be reclassified on the day that such shares are, following such transfer, registered in the register of members of the Company into shares of the same class carrying liquidation rights and/or voting rights.
21B.    (a)
As from the Termination Date (as defined in the P&O Princess SVT Agreement) the holder of the P&O Princess Special Voting Share shall promptly, upon being requested to do so and upon the receipt of (pound)1 from the proposed transferee of the P&O Princess Special Voting Share, transfer the P&O Princess Special Voting Share to such person as the Board shall direct it to in writing and the consideration for such transfer shall be the receipt of £1 (one pound).

(b)
If the holder of the P&O Princess Special Voting Share is validly removed or validly resigns and, in either case, is validly discharged as trustee of the P&O Princess SVT and a successor trustee is validly appointed pursuant to the P&O Princess SVT Agreement and applicable law, the holder of the P&O Princess Special Voting Share shall promptly, upon being requested to do so, transfer the P&O Princess Special Voting Share to such successor trustee upon the Board directing it to do so in writing.

(c)
If the holder of the P&O Princess Special Voting Share fails or refuses to transfer the P&O Princess Special Voting Share in accordance with the Board’s directions under Articles 21B(a) or (b) above, such person(s) shall:

(i)
be deemed to irrevocably appoint the Company as his agent for the sale of the P&O Princess Special Voting Share, together with all rights attaching thereto, including, but not limited to, the right to do all acts and things, receive the proceeds from the sale of the P&O Princess Special Voting Share (if applicable) and to negotiate, sign, execute and deliver all documents on behalf of the holder of the P&O Princess Special Voting Share which it considers necessary and advisable in connection with the sale of the P&O Princess Special Voting Share (provided that the Company as his agent shall have no authority to make any representations or give any undertaking or warranty on behalf of the transferor other than representations and warranties as to the title of the transferor to the P&O Princess Special Voting Share, that such share was free from any encumbrances other than encumbrances arising pursuant to the P&O Princess SVT Agreement and that the share would be transferred with full title guarantee save for encumbrances arising pursuant to the P&O Princess SVT Agreement) and such appointment shall endure for so long as is necessary to complete the sale of the P&O Princess Special Voting Share; and

(ii)
authorise any person authorised by the Board to execute an instrument of transfer in respect of the P&O Princess Special Voting Share in accordance with the directions of the Board. The transferee shall not be bound to see to the application of any purchase money and his title to the P&O Princess Special Voting Share shall not be affected by any irregularity in or invalidity of the proceedings in relation to the sale or transfer; and

(iii)
assist the Company in any and all matters or things relating to the sale of the P&O Princess Special Voting Share, including, but not limited to, procuring the appointment of the Company by his nominee or trustee, as their agent for the sale of the P&O Princess Special Voting Share together with those rights, permissions and authorisations granted in (i) and (ii) above.

(d)
The Company must exercise its rights under this Article 21B within 12 months after:

(i)
the Termination Date (as defined in the P&O Princess SVT Agreement); or

(ii)
the date which is the later of the date on which the holder of the P&O Princess Special Voting Share is validly removed or validly resigns and, in either case, is validly discharged as trustee of the P&O Princess SVT pursuant to the P&O Princess SVT Agreement and applicable law and the date on which a successor trustee is validly appointed pursuant to the P&O Princess SVT Agreement and applicable law.

Equalization Share
22.
The Equalization Share shall:

(a)
have no rights to receive notice of, attend or vote at any general meeting of the Company;

(b)
have rights to dividends as declared and paid by the Board as interim dividends declared on that share from time to time; and

(c)
on a distribution of assets of the Company on a Liquidation of the Company, rank after all other holders of shares for repayment of any capital paid up or credited as paid up.

Shares with special rights
23.
Subject to the Companies Acts and the provisions of Articles 124 to 129 and without prejudice to any rights attached to any existing shares or class of shares, any share may be issued with such rights or restrictions as the Company, as to any such class, may by ordinary resolution determine or, subject to and in default of such determination, as the Board shall determine.

Share warrants to bearer
24.
Subject to the provisions of Articles 124 to 129, the Board may issue share warrants to bearer in respect of any fully paid shares under the seal or in any other manner authorised by the Board. Any share while represented by such a warrant shall be transferable by delivery of the warrant relating to it. In any case in which a warrant is so issued, the Board may provide for the payment of dividends or other moneys on the shares represented by the warrant by coupons or otherwise. The Board may decide, either generally or in any particular case or cases, that any signature on a warrant may be applied by mechanical means or printed on it or that the warrant need not be signed by any person.

Conditions of issue of share warrants
25.
The Board may determine, and from time to time vary, the conditions on which share warrants to bearer shall be issued and, in particular, the conditions on which:

(a)
a new warrant or coupon shall be issued in place of one which has been worn-out, defaced, lost or destroyed (but no new warrant shall be issued unless the Company is satisfied beyond reasonable doubt that the original has been destroyed); or

(b)
the bearer shall be entitled to attend and vote at general meetings; or

(c)
a warrant may be surrendered and the name of the bearer entered in the register in respect of the shares specified in the warrant.

The bearer of such a warrant shall be subject to the conditions for the time being in force in relation to the warrant, whether made before or after the issue of the warrant. Subject to those conditions and to the Companies Acts, the bearer shall be deemed to be a member of the Company and shall have the same rights and privileges as he would have if his name had been included in the register as the holder of the shares comprised in the warrant.

No right in relation to share
26.
The Company shall not be bound by or be compelled in any way to recognise any right in respect of the share represented by a share warrant other than the bearer’s absolute right to the warrant.

Uncertificated shares
27.
Subject to the provisions of the Regulations, the Board may permit the holding of shares in any class of shares in uncertificated form and the transfer of title to shares in that class by means of a relevant system and may determine that any class of shares shall cease to be a participating security.

Not separate class of shares
28.
Shares in the capital of the Company that fall within a certain class shall not form a separate class of shares from other shares in that class because any share in that class:

(a)
is held in uncertificated form; or

(b)
is permitted in accordance with the Regulations to become a participating security. Exercise of Company’s entitlements in respect of uncertificated shares

29.
Where any class of shares is a participating security and the Company is entitled under the Companies Acts, the Regulations or these Articles to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over a share held in uncertificated form, the Company shall be entitled, subject to the Companies Acts, the Regulations and these Articles and the facilities and requirements of the relevant system:

(a)
to require the holder of that uncertificated share by notice to change that share into certificated form within the period specified in the notice and to hold that share in certificated form so long as required by the Company;

(b)
to require the holder of that uncertificated share by notice to give any instructions necessary to transfer title to that share by means of the relevant system within the period specified in the notice;

(c)
to require the holder of that uncertificated share by notice to appoint any person to take any step, including without limitation the giving of any instructions by means of the relevant system, necessary to transfer that share within the period specified in the notice; and

(d)
to take any action that the Board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise to enforce a lien in respect of that share, including giving notice to any person that the share should be converted into certificated form.

Authority for allotment of securities
30.
The Board has general and unconditional authority to exercise all the powers of the Company to allot relevant securities up to an aggregate nominal amount equal to the allotment amount, for each prescribed period.

Disapplication of pre-emption rights
31.
The Board is empowered for each prescribed period to allot equity securities for cash pursuant to the authority conferred by Article 30 as if neither section 89(1) of the Act nor section 561(1) of the 2006 Act applies to any such allotment, provided that its power shall be limited to:

(a)
the allotment of equity securities in connection with an issue in favour of ordinary shareholders where the equity securities respectively attributable to the interests of all ordinary shareholders are proportionate (as nearly as practicable) to the respective numbers of ordinary shares held by them, but subject to such exclusions or other arrangements as the Board may deem necessary or expedient in relation to fractional entitlements or any legal, regulatory or practical problems under the laws or regulations of any overseas territory or the requirements of any regulatory body or stock exchange; and
(b)
the allotment (otherwise than pursuant to Article 31(a)) of equity securities up to an aggregate nominal amount equal to the disapplication amount.

Allotment after expiry
32.
Before the expiry of a prescribed period the Company may make an offer or agreement which would or might require equity securities or other relevant securities to be allotted after such expiry. The Board may allot equity securities or other relevant securities in pursuance of that offer or agreement as if the prescribed period during which that offer or agreement was made had not expired.

Further Definitions
33.
In Articles 30 to 33:

“prescribed period” means any period for which the authority conferred by Article 30 is given by ordinary or special resolution stating the allotment amount and/or the power conferred by Article 31 is given by special resolution stating the disapplication amount;
“allotment amount” means, for any prescribed period, the amount stated in the relevant ordinary or special resolution; and
“disapplication amount” means, for any prescribed period, the amount stated in the relevant special resolution.
Residual allotment powers
34.
Subject to Articles 124 to 129, the provisions of the Companies Acts relating to authority, pre-emption rights or otherwise and of any resolution of the Company in general meeting passed pursuant to those provisions, the provisions of Articles 124 to 129 and, in the case of redeemable shares, the provisions of Article 35:

(a)
all unissued shares for the time being in the capital of the Company shall be at the disposal of the Board; and

(b)
the Board may allot (with or without conferring a right of renunciation), grant options over, or otherwise dispose of them to such persons on such terms and conditions and at such times as it thinks fit.

REDEEMABLE SHARES
Redeemable shares
35.
Subject to the Companies Acts, and without prejudice to any rights attached to any existing shares or class of shares, shares may be issued which are to be redeemed or are to be liable to be redeemed at the option of the Company on such terms and in such manner as may be provided by these Articles.

Redeemable Preference Shares
36.
The rights attaching to the redeemable preference shares are as follows:

Dividends
37.
The holders of redeemable preference shares shall be entitled, in priority to the holders of any other class of shares in the Company’s share capital, to receive out of the profits of the Company available for distribution and resolved under the Articles to be distributed in respect of each financial year of the Company a fixed cumulative preferential dividend (the “Preference Dividend”) at the rate of 8 per cent. per annum on the amount for the time being paid up on each redeemable preference share held by them respectively, save that no Preference Dividend shall accrue in respect of any redeemable preference share not in issue.
38.
The Preference Dividend shall accrue on a daily basis and shall be payable annually in arrears on 31 December (“Annual Preference Dividend Payment Date”), or if such date is not a Business Day, on the next following Business Day, in respect of the year ending on that date. The first such payment shall be made on the 31 December following the issue in respect of the period from the date of the issue of the redeemable preference shares concerned until such date. The Preference Dividend shall be paid to the holders of the issued redeemable preference shares whose names appear on the register at 12 noon on any date selected by the directors up to 42 days before the relevant dividend payment date.

Capital
39.
On a distribution of assets of the Company among its members on a winding up or other return of capital (other than a redemption or purchase by the Company of its own shares), the holders of the redeemable preference shares shall rank behind the holders of Ordinary Shares but ahead of the holders of any other classes of shares of the Company in relation to the payment of any capital paid up or credited as paid up on each redeemable preference share.

No further rights to dividends or capital
40.
Save as provided in Articles 37, 38 and 39, the holders of the redeemable preference shares shall not be entitled to any participation in the profits or assets of the Company.

Voting
41.
The holders of redeemable preference shares shall not have any rights to vote.

Redemption
42.       (a)
Subject to the Companies Acts, the Company shall have the right at any time to redeem any redeemable preference shares (provided that they are credited as fully paid) by giving to the registered holder written notice of its intention to do so (the “Redemption Notice”).

(b)
Subject to the Companies Acts, the holder(s) of the redeemable preference shares has the right at any time to give the Company written notice to require the Company to redeem all of its redeemable preference shares (provided that they are credited as fully paid) within three months of giving the Company such notice (the “Shareholder Redemption Notice”).

43.       (a)
The Redemption Notice must specify the number of redeemable preference shares to be redeemed, the amount payable on redemption and the date and time (the “Redemption Date”) and place in England at which:

(i)
the share certificates in respect of the redeemable preference shares must be delivered to the Company for cancellation; and

(ii)
the Company shall pay to the registered holders of the redeemable preference shares to be redeemed the redemption money in respect of such redeemable preference shares together with a sum equal to any arrears and accruals of the Preference Dividend (whether accrued or declared or not) and any interest payable calculated down to the date of such repayment.

The holders of the redeemable preference shares to be redeemed shall be bound by the Redemption Notice.

(b)
Following the receipt of a Shareholder Redemption Notice the Company shall be bound, subject to the Companies Acts, to redeem such redeemable preference shares and must give the relevant holder of such shares written notice of the date (also the “Redemption Date”) of a redemption (such notice to be at least fourteen days in advance of such payment) whereby, upon the receipt by the Company of (i) the relevant share certificate(s) in respect of such shares from the holder for cancellation or (ii) an indemnity reasonably acceptable to the Company in respect of a lost share certificates(s), then the Company shall pay to the registered holder of the shares the redemption money in respect of such shares together with a sum equal to any arrears and accruals of the Preference Dividend (whether accrued or declared or not) and any interest payable calculated down to the date of such repayment. If the Company is not able to redeem such shares within three months of receipt of the Shareholder Redemption Notice (because such payment would be in contravention of the Companies Acts), then the Company shall effect such redemption as soon as possible after such shares have become capable of being lawfully redeemed in accordance with the Companies Acts.

44.
The amount to be paid on redemption of each redeemable preference share shall equal the amount credited as paid up on it (including any share premium) together with all arrears or accruals of the Preference Dividend (whether accrued, declared or not) calculated up to and including the Redemption Date and in the case of a partial redemption proportionately in respect of each holding of redeemable preference shares.

45.
The redeemable preference shares shall be redeemed on or before 31 December 2050 and if, in accordance with the Companies Acts, the redeemable preference shares shall not on any such date be capable of being redeemed by the Company, such redemption shall be effected as soon as possible after the redeemable preference shares have become capable of being redeemed.

46.
The Preference Dividend shall cease to accrue on any redeemable preference shares, which are to be redeemed, on the Redemption Date.

47.
If any holder of a redeemable preference share to be redeemed fails or refuses to surrender the share certificate (or an indemnity reasonably acceptable to the Company in respect of lost share certificates) for such redeemable preference share (or fails or refuses to accept the redemption money payable in respect of it), the Company shall retain such money and hold it on trust for such holder but without interest or further obligation whatever.

48.
No redeemable preference share shall be redeemed otherwise than out of distributable profits or the proceeds of a fresh issue of shares made for the purposes of the redemption or out of capital to the extent permitted by the Companies Acts but any premium payable on redemption shall be paid either out of distributable profits, or to the extent permitted by the Companies Acts, out of the share premium account of the Company.

49.
No redeemable preference share redeemed by the Company shall be capable of re-issue.

Commissions
50.
The Company may exercise all powers of paying commissions or brokerage conferred or permitted by the Companies Acts. Subject to the Companies Acts, any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other.

Trusts not recognised
51.
Except as required by the Companies Acts or as otherwise provided by these Articles, the Company shall recognise no person as holding any share on any trust and (except as otherwise provided by these Articles or by the Companies Acts) the Company shall not be bound by or recognise any interest in any share (or in any fractional part of a share) except the holder’s absolute right to the entirety of the share (or fractional part of the share).

VARIATION OF RIGHTS
Method of varying rights
52.
Subject to the provisions of the Companies Acts and the provisions of Articles 124 to 129, if at any time the capital of the Company is divided into different classes of shares, the rights attached to any class may (unless otherwise provided by the terms of allotment of the shares of that class) be varied or abrogated, whether or not the Company is being wound up, either:

(a)
with the consent of the holders of three-quarters in nominal value of the issued shares of the class, which consent shall be by means of one or more instruments or contained in one or more electronic communications sent to such address (if any) as may for the time being be notified by or on behalf of the Company for that purpose or a combination of both; or

(b)
with the sanction of an extraordinary resolution passed at a separate general meeting of the holders of the shares of the class,

but not otherwise.
SHARE CERTIFICATES
Members’ rights to certificates
53.
Every member, on becoming the holder of any certificated share (except a recognised person in respect of whom the Company is not required by law to complete and have ready for delivery a certificate) shall be entitled, without payment, to one certificate for all the certificated shares of each class held by him (and, on transferring a part of his holding of certificated shares of any class, to a certificate for the balance of his holding of certificated shares). He may elect to receive one or more additional certificates for any of his certificated shares if he pays for every certificate after the first a reasonable sum determined from time to time by the Board. Every certificate shall:

(a)
be executed under the seal or otherwise in accordance with Article 222 or in such other manner as the Board may approve; and

(b)
specify the number, class and distinguishing numbers (if any) of the shares to which it relates and the amount or respective amounts paid up on the shares.

54.
The Company shall not be bound to issue more than one certificate for certificated shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them. Shares of different classes may not be included in the same certificate.

Replacement certificates
55.
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and payment of any exceptional out-of-pocket expenses reasonably incurred by the Company in investigating evidence and preparing the requisite form of indemnity as the Board may determine but otherwise free of charge, and (in the case of defacement or wearing out) on delivery up of the old certificate.

LIEN
Company to have lien on shares
56.
The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys payable to the Company (whether presently or not) in respect of that share. The Board may at any time (generally or in a particular case) waive any lien or declare any share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a share shall extend to any amount (including without limitation dividends) payable in respect of it.

Enforcement of lien by sale
57.
The Company may sell, in such manner as the Board determines, any share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 days after notice has been sent to the holder of the share, or to the person entitled to it by transmission, demanding payment and stating that if the notice is not complied with the share may be sold.

Giving effect to sale
58.
To give effect to that sale the Board may, if the share is a certificated share, authorise any person to execute an instrument of transfer in respect of the share sold to, or in accordance with the directions of, the buyer. If the share is an uncertificated share, the Board may exercise any of the Company’s powers under Article 29 to require the share to be changed into certificated form and to effect the sale of the share to, or in accordance with the directions of, the buyer. The buyer shall not be bound to see to the application of the purchase money and his title to the share shall not be affected by any irregularity in or invalidity of the proceedings in relation to the sale.

Application of proceeds
59.
The net proceeds of the sale, after payment of the costs, shall be applied in or towards payment or satisfaction of so much of the sum in respect of which the lien exists as is presently payable. Any residue shall (if the share sold is a certificated share, on surrender to the Company for cancellation of the certificate in respect of the share sold and, whether the share sold is a certificated or uncertificated share, subject to a like lien for any moneys not presently payable as existed on the share before the sale) be paid to the person entitled to the share at the date of the sale.

CALLS ON SHARES
Power to make calls
60.
Subject to the terms of allotment, the Board may from time to time make calls on the members in respect of any moneys unpaid on their shares (whether in respect of nominal value or premium). Each member shall (subject to receiving at least 14 days’ notice specifying when and where payment is to be made) pay to the Company the amount called on his shares as required by the notice. A call may be required to be paid by instalments. A call may be revoked in whole or part and the time fixed for payment of a call may be postponed in whole or part as the Board may determine. A person on whom a call is made shall remain liable for calls made on him even if the shares in respect of which the call was made are subsequently transferred.

Time when call made
61.
A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

Liability of joint holders
62.
The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

Interest payable
63.
If a call or any instalment of a call remains unpaid in whole or in part after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid. Interest shall be paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, the rate determined by the Board, not exceeding 15 per cent per annum, or, if higher, the appropriate rate (as defined in the Companies Acts), but the Board may in respect of any individual member waive payment of such interest wholly or in part.

Deemed calls
64.
An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and notified and payable on the date so fixed or in accordance with the terms of the allotment. If it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

Differentiation on calls
65.
Subject to the terms of allotment, the Board may make arrangements on the issue of shares for a difference between the allottees or holders in the amounts and times of payment of calls on their shares.

Payment of calls in advance
66.
The Board may, if it thinks fit, receive from any member all or any part of the moneys uncalled and unpaid on any share held by him. Such payment in advance of calls shall extinguish the liability on the share in respect of which it is made to the extent of the payment. The Company may pay on all or any of the moneys so advanced (until they would but for such advance become presently payable) interest at such rate agreed between the Board and the member not exceeding (unless the Company by ordinary resolution otherwise directs) 15 per cent, per annum or, if higher, the appropriate rate (as defined in the Companies Acts).

FORFEITURE AND SURRENDER
Notice requiring payment of call
67.
If a call or any instalment of a call remains unpaid in whole or in part after it has become due and payable, the Board may give to the person from whom it is due not less than 14 days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall name the place where payment is to be made and shall state that if the notice is not complied with the shares in respect of which the call was made will be liable to be forfeited.

Forfeiture for non-compliance
68.
If that notice is not complied with, any share in respect of which it was given may, at any time before the payment required by the notice has been made, be forfeited by a resolution of the Board. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited share which have not been paid before the forfeiture. When a share has been forfeited, notice of the forfeiture shall be sent to the person who was the holder of the share before the forfeiture. An entry shall be made promptly in the register opposite the entry of the share showing that notice has been sent, that the share has been forfeited and the date of forfeiture. No forfeiture shall be invalidated by the omission or neglect to give that notice or to make those entries.

Sale of forfeited shares
69.
Subject to the Companies Acts, a forfeited share shall be deemed to belong to the Company and may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Board determines, either to the person who was the holder before the forfeiture or to any other person. At any time before sale, re-allotment or other disposal, the forfeiture may be cancelled on such terms as the Board thinks fit. Where for the purposes of its disposal a forfeited share held in certificated form is to be transferred to any person, the Board may authorise any person to execute an instrument of transfer of the share to that person. Where for the purposes of its disposal a forfeited share held in uncertificated form is to be transferred to any person, the Board may exercise any of the Company’s powers under Article 29. The Company may receive the consideration given for the share on its disposal and may register the transferee as holder of the share.

Liability following forfeiture
70.
A person shall cease to be a member in respect of any share which has been forfeited and shall, if the share is a certificated share, surrender the certificate for any forfeited share to the Company for cancellation. The person shall remain liable to the Company for all moneys which at the date of forfeiture were presently payable by him to the Company in respect of that share with interest on that amount at the rate at which interest was payable on those moneys before the forfeiture or, if no interest was so payable, at the rate determined by the Board, not exceeding 15 per cent. per annum or, if higher, the appropriate rate (as defined in the Companies Acts), from the date of forfeiture until payment. The Board may waive payment wholly or in part or enforce payment without any allowance for the value of the share at the time of forfeiture or for any consideration received on its disposal.

Surrender
71.
The Board may accept the surrender of any share which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

Extinction of rights
72.
The forfeiture of a share shall involve the extinction at the time of forfeiture of all interest in and all claims and demands against the Company in respect of the share and all other rights and liabilities incidental to the share as between the person whose share is forfeited and the Company, except only those rights and liabilities expressly saved by these Articles, or as are given or imposed in the case of past members by the Companies Acts.

Evidence of forfeiture or surrender
73.
A statutory declaration by a director or the secretary that a share has been duly forfeited or surrendered on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject if necessary to the execution of an instrument of transfer or transfer by means of the relevant system, as the case may be) constitute a good title to the share. The person to whom the share is disposed of shall not be bound to see to the application of the purchase money, if any, and his title to the share shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the forfeiture, surrender, sale, re-allotment or disposal of the share.

TRANSFER OF SHARES
Form and execution of transfer of certificated share
74.
The instrument of transfer of a certificated share may be in any usual form or in any other form which the Board may approve. An instrument of transfer shall be signed by or on behalf of the transferor and, unless the share is fully paid, by or on behalf of the transferee. An instrument of transfer need not be under seal.

Right to refuse registration
75.
The Board may, subject to the Companies Acts, refuse to register the transfer of a certificated share which is not fully paid, provided that the refusal does not prevent dealings in shares in the Company from taking place on an open and proper basis.

76.
The Board shall decline to register any transfer of the P&O Princess Special Voting Share unless the transfer has been approved in accordance with, and the transferee complies with, the relevant provisions of the P&O Princess SVT Agreement.

77.
The Board shall refuse to register any transfer of the Equalization Share unless such transfer is to a member of the Carnival Group or to a trustee for the benefit of one or more members of the Carnival Group.

78.
The Board may, subject to the Companies Acts, also refuse to register the transfer of a certificated share unless the instrument of transfer:

(a)
is lodged, duly stamped (if stampable), at the office or at another place appointed by the Board accompanied by the certificate for the share to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(b)
is in respect of only one class of shares; and

(c)
is in favour of not more than four transferees.

Transfers by recognised persons
79.
In the case of a transfer of a certificated share by a recognised person, the lodgement of a share certificate will only be necessary if and to the extent that a certificate has been issued in respect of the share in question.

Notice of refusal to register
80.
If the Board refuses to register a transfer of a share, it shall send the transferee notice of its refusal within two months after the date on which the instrument of transfer was lodged with the Company or the Operator-instruction was received, as the case may be.

81.
[Intentionally left blank]

No fee payable on registration
82.
No fee shall be charged for the registration of any instrument of transfer or other document relating to or affecting the title to a share.

Retention of transfers
83.
The Company shall be entitled to retain an instrument of transfer which is registered, but an instrument of transfer which the Board refuses to register shall be returned to the person lodging it when notice of the refusal is given.

TRANSMISSION OF SHARES
Transmission
84.
If a member dies, the survivor or survivors where he was a joint holder, and his personal representatives where he was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his interest. Nothing in these Articles shall release the estate of a deceased member (whether a sole or joint holder) from any liability in respect of any share held by him.

Elections permitted
85.
A person becoming entitled by transmission to a share may, on production of any evidence as to his entitlement properly required by the Board, elect either to become the holder of the share or to have another person nominated by him registered as the transferee. If he elects to become the holder he shall give notice to the Company to that effect. If he elects to have another person registered and the share is a certificated share, he shall execute an instrument of transfer of the share to that person. If he elects to have himself or another person registered and the share is an uncertificated share, he shall take any action the Board may require (including without limitation the execution of any document and the giving of any instruction by means of a relevant system) to enable himself or that person to be registered as the holder of the share. All the provisions of these Articles relating to the transfer of shares apply to that notice or instrument of transfer as if it were an instrument of transfer executed by the member and the death or bankruptcy of the member or other event giving rise to the transmission had not occurred.

Elections required
86.
The Board may at any time send a notice requiring any such person to elect either to be registered himself or to transfer the share. If the notice is not complied with within 60 days, the Board may after the expiry of that period withhold payment of all dividends or other moneys payable in respect of the share until the requirements of the notice have been complied with.

Rights of persons entitled by transmission
87.
A person becoming entitled by transmission to a share shall, on production of any evidence as to his entitlement properly required by the Board and subject to the requirements of Articles 85 and 86, have the same rights in relation to the share as he would have had if he were the holder of the share, subject to Article 241. That person may give a discharge for all dividends and other moneys payable in respect of the share, but he shall not, subject to these Articles, before being registered as the holder of the share, be entitled in respect of it to receive notice of, or to attend or vote at, any meeting of the Company or to receive notice of or to attend or vote at any separate meeting of the holders of any class of shares in the capital of the Company.

ALTERATION OF SHARE CAPITAL
Alterations by ordinary resolution
88.
Subject to Articles 124 to 129 and the provisions of the Equalization Agreement, the Company may by ordinary resolution:

(a)
increase its share capital by such sum to be divided into shares of such amount as the resolution prescribes;

(b)
consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(c)
subject to the Companies Acts, sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the Memorandum and the resolution may determine that, as between the shares resulting from the sub-division, any of them may have any preference or advantage as compared with the others; and

(d)
cancel shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

New shares subject to these Articles
89.
All shares created by ordinary resolution pursuant to Article 88 shall be:

(a)
subject to all the provisions of these Articles including, without limitation, provisions relating to payment of calls, lien, forfeiture, transfer and transmission; and

(b)
ordinary shares, unless otherwise provided by these Articles, by the resolution creating the shares or by the terms of allotment of the shares.

Fractions arising
90.
Whenever any fractions arise as a result of a consolidation or sub-division of shares, the Board may on behalf of the members deal with the fractions as it, in its absolute discretion, thinks fit. In particular, without limitation, the Board may sell shares representing fractions to which any members would otherwise become entitled to any person (including, subject to the Companies Acts, the Company) and distribute the net proceeds of sale in due proportion among those members. Where the shares to be sold are held in certificated form the Board may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer. Where the shares to be sold are held in uncertificated form, the Board may do all acts and things it considers necessary or expedient to rematerialize the shares into certificated form and/or to effect the transfer of the shares to, or in accordance with the directions of, the buyer. The buyer shall not be bound to see to the application of the purchase moneys and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in relation to the sale.
Power to reduce capital
91.
Subject to Articles 124 to 129, the Companies Acts, and the provisions of the Equalization Agreement, the Company may by special resolution reduce its share capital, capital redemption reserve and share premium account in any way.

PURCHASE OF OWN SHARES
Power to purchase own shares
92.
Subject to Articles 124 to 129, and in accordance with the Companies Acts and the provisions of the Equalization Agreement, and without prejudice to any relevant special rights attached to any class of shares, the Company may purchase any of its own shares of any class (including without limitation redeemable shares) in any way and at any price (whether at par or above or below par).

GENERAL MEETINGS
Types of general meeting
93.
All general meetings of the Company other than annual general meetings shall be called general meetings. Subject to the Companies Acts, annual general meetings shall be held at such time and place as the Board may determine.

Convening general meetings
94.
The Board may call a general meeting which is not an annual general meeting whenever and at such time and place as it shall determine.

Recipients of notice
95.
Subject to the Companies Acts, to the provisions of these Articles and to any restrictions imposed on any shares, any notice of general meeting shall be sent to all the members, to each of the directors and to the auditors.

96.
If the Company proposes to undertake a Joint Electorate Action or a Class Rights Action:

(a)
the Company shall immediately give notice to Carnival of the nature of the Joint Electorate Action or the Class Rights Action it proposes to take; and

(b)
the Board shall convene a general meeting for the purpose of considering the Joint Electorate Action or Class Rights Action to be held as close in time as practicable with the Parallel General Meeting convened by Carnival for the purposes of considering that Joint Electorate Action or Class Rights Action.

97.
If the Company receives notice that Carnival proposes to undertake a Joint Electorate Action or Class Rights Action, the directors shall convene a general meeting for the purposes of considering that Joint Electorate Action or Class Rights Action, such meeting to be held as close in time as practicable with the Parallel General Meeting and shall propose a resolution which is an Equivalent Resolution to the Carnival Joint Electorate Action or Class Rights Action.

98.
The Company shall co-operate fully with Carnival in the preparation of any information or material required in connection with any general meeting to consider a proposed Joint Electorate Action or Class Rights Action.

NOTICE OF GENERAL MEETINGS
Period of notice
99.
An annual general meeting shall be called by at least 21 clear days’ notice. All other general meetings shall be called by at least 14 clear days’ notice.

Contents of notice: general
100.
The notice shall specify the day, time and place of the general meeting (including without limitation any satellite meeting place arranged for the purposes of Article 103, which shall be identified as such in the notice) and the general nature of the business to be transacted.

Contents of notice: additional requirements
101.
In the case of an annual general meeting, the notice shall specify the meeting as such. In the case of a meeting to pass a special resolution, the notice shall specify the intention to propose the resolution as such. The notice shall also state whether the resolution relates to a Joint Electorate Action or a Class Rights Action.

Article 105 arrangements
102.
The notice shall include details of any arrangements made for the purpose of Article 105 making clear that participation in those arrangements will not amount to attendance at the meeting to which the notice relates.

General meetings at more than one place
103.
The Board may resolve to enable persons entitled to attend a general meeting to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world. The members present in person or by proxy at satellite meeting places shall be counted in the quorum for, and entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that members attending at all the meeting places are able to:

(a)
participate in the business for which the meeting has been convened;

(b)
hear and see all persons who speak (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) in the principal meeting place and any satellite meeting place; and

(c)
be heard and seen by all other persons so present in the same way, and the meeting shall be deemed to take place at the principal meeting place.

Interruption or adjournment where facilities inadequate
104.
If it appears to the chairman of the general meeting that the facilities at the principal meeting place or any satellite meeting place have become inadequate for the purposes referred to in Article 103, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of that adjournment shall be valid. The provisions of Article 119 shall apply to that adjournment.

Other arrangements for viewing/hearing proceedings
105.
The Board may make arrangements for persons entitled to attend a general meeting or an adjourned general meeting to be able to view and hear the proceedings of the general meeting or adjourned general meeting and to speak at the meeting (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) by attending at a venue anywhere in the world not being a satellite meeting place. Those attending at any such venue shall not be regarded as present at the general meeting or adjourned general meeting and shall not be entitled to vote at the meeting at or from that venue. The inability for any reason of any member present in person or by proxy at such a venue to view or hear all or any of the proceedings of the meeting or to speak at the meeting shall not in any way affect the validity of the proceedings of the meeting.
Controlling level of attendance
106.
The Board may from time to time make any arrangements for controlling the level of attendance at any venue for which arrangements have been made pursuant to Article 105 (including without limitation the issue of tickets or the imposition of some other means of selection) which it in its absolute discretion considers appropriate, and may from time to time change those arrangements. If a member, pursuant to those arrangements, is not entitled to attend in person or by proxy at a particular venue, he shall be entitled to attend in person or by proxy at any other venue for which arrangements have been made pursuant to Article 105. The entitlement of any member to be present at such venue in person or by proxy shall be subject to any such arrangement then in force and stated by the notice of meeting or adjourned meeting to apply to the meeting.

Change in place and/or time of meeting
107.
If, after the sending of notice of a general meeting but before the meeting is held, or after the adjournment of a general meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the Board decides that it is impracticable or unreasonable for a reason beyond its control to hold the meeting at the declared place (or any of the declared places, in the case of a meeting to which Article 103 applies) and/or time, it may change the place (or any of the places, in the case of a meeting to which Article 103 applies) and/or postpone the time at which the meeting is to be held. If such a decision is made, the Board may then change the place (or any of the places, in the case of a meeting to which Article 103 applies) and/or postpone the time again if it decides that it is reasonable to do so. In either case:

(a)
no new notice of the meeting need be sent, but the Board shall, if practicable, advertise the date, time and place of the meeting in at least two newspapers having a national circulation and shall make arrangements for notices of the change of place and/or postponement to appear at the original place and/or at the original time; and

(b)
a proxy appointment in relation to the meeting may, if by means of an instrument, be delivered to the office or to such other place within the United Kingdom as may be specified by or on behalf of the Company in accordance with Article 165(a) or, if contained in an electronic communication, be received at the address (if any) specified by or on behalf of the Company in accordance with Article 165(b), at any time not less than 48 hours before any postponed time appointed for holding the meeting; and

(c)
any valid proxy duly delivered to the Company in respect of a meeting which is postponed in accordance with these Articles shall be valid and subsisting in respect of that meeting when held notwithstanding that the time and/or place for the meeting changes unless expressly provided otherwise in the relevant proxy.

Meaning of participate
108.
For the purposes of Articles 103 to 107, the right of a member to participate in the business of any general meeting shall include, without limitation, the right to speak, vote on a show of hands (to the extent applicable), vote on a poll, be represented by a proxy and have access to all documents which are required by the Companies Acts or these Articles to be made available at the meeting.

Accidental omission to give notice etc.
109.
The accidental omission or failure to send a notice of any general meeting, or resolution intended to be moved at any general meeting, to any person entitled to receive it, or the non-receipt for any reason of any such notice by that person, shall be disregarded for the purposes of determining whether such notice is duly given and shall not invalidate the proceedings at that meeting.

Security
110.
The Board and, at any general meeting, the chairman may make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman are entitled to refuse entry to a person who refuses to comply with these arrangements, requirements or restrictions.

PROCEEDINGS AT GENERAL MEETINGS
Quorum
111.
No business shall be transacted at any general meeting unless a quorum is present, but the absence of a quorum shall not preclude the choice or appointment of a chairman, which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Articles and subject to Articles 112 and 130, three Members Present and entitled to vote on the business to be transacted shall be a quorum (and for the avoidance of doubt, the holder of the P&O Princess Special Voting Share shall be treated as being entitled to vote for the purposes of determining whether a quorum exists notwithstanding the operation of Articles 125 and 131).

112.
Where a Joint Electorate Action or a Class Rights Action is to be considered at the general meeting, one of the Members Present must be the holder of the P&O Princess Special Voting Share. Notwithstanding the provisions of Article 111, no resolution will be approved as a Joint Electorate Action unless one third of the total votes capable of being cast by (i) the holders of the P&O Princess Ordinary Shares, and (ii) the holder of the P&O Princess Special Voting Share (assuming all holders of outstanding Carnival Common Stock vote at the Parallel General Meeting), are cast on the resolution proposing such Joint Electorate Action.

113.
For the purposes of Article 112, (i) votes which a holder of P&O Princess Ordinary Shares specifically elects to abstain from voting in accordance with Article 148; and (ii) votes which the P&O Princess Special Voting Share carries as abstentions in accordance with Article 129 shall in each case be counted as having been “cast”.

If quorum not present
114.
If such a quorum is not present within five minutes (or such longer time not exceeding 60 minutes as the chairman of the meeting may decide to wait) from the time appointed for the meeting, or if during a meeting such a quorum ceases to be present, the meeting, if convened on the requisition of members made in accordance with the 2006 Act, shall be dissolved, and in any other case shall stand adjourned to such time and place as the chairman of the meeting may determine. The adjourned meeting shall be dissolved if a quorum is not present within 15 minutes after the time appointed for holding the meeting.

Chairman
115.
The chairman, if any, of the Board or, in his absence, any deputy chairman of the Board or, in his absence, some other director nominated by the Board, shall preside as chairman of the meeting. If neither the chairman, deputy chairman nor any such other director is present within thirty minutes after the time appointed for holding the meeting or is not willing to act as chairman, the directors present shall elect one of their number to be chairman. If there is only one director present and willing to act, he shall be chairman. If no director is willing to act as chairman, or if no director is present within thirty minutes after the time appointed for holding the meeting, the members present and entitled to vote shall choose one of their number who is present in person (but not by proxy) to be chairman. If no such member present shall be willing to act, then such members may choose a member present by proxy and entitled to vote as chairman of the meeting.

Directors entitled to attend and speak
116.
A director shall, notwithstanding that he is not a member, be entitled to attend and speak at any general meeting and at any separate meeting of the holders of any class of shares in the capital of the Company.

Adjournments: chairman’s powers
117.
The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place. No business shall be transacted at an adjourned meeting other than business which might properly have been transacted at the meeting had the adjournment not taken place. In addition (and without prejudice to the chairman’s power to adjourn a meeting conferred by Article 104), the chairman may adjourn the meeting to another time and place without such consent if it appears to him that:

(a)
any amendment to a Substantive Resolution has been approved at the meeting; or

(b)
it is likely to be impracticable to hold or continue that meeting because of the number of members wishing to attend who are not present; or

(c)
the unruly conduct of persons attending the meeting prevents or is likely to prevent the orderly continuation of the business of the meeting; or

(d)
an adjournment is otherwise necessary so that the business of the meeting may be properly conducted; or

(e)
notice is received of any adjournment of the Parallel General Meeting.

118.
In determining whether to adjourn the meeting under Article 117, the chairman shall have regard to the Company’s obligations under Articles 106 and 109 and the impact of any adjournment on the Parallel General Meeting (if any).

Adjournments: procedures
119.
Any such adjournment may be for such time and to such other place (or, in the case of a meeting held at a principal meeting place and a satellite meeting place, such other places) as the chairman may, in his absolute discretion, determine, notwithstanding that by reason of such adjournment some members may be unable to be present at the adjourned meeting. Any such member may nevertheless appoint a proxy for the adjourned meeting either in accordance with Article 163 or by means of an instrument which, if delivered by him at the meeting which is adjourned to the chairman or the secretary or any director, shall be valid even though it is given at less notice than would otherwise be required by Article 165(a). When a meeting is adjourned for 30 days or more or for an indefinite period, notice shall be sent at least seven clear days before the date of the adjourned meeting specifying the time and place (or places, in the case of a meeting to which Article 103 applies) of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to send any notice of an adjournment or of the business to be transacted at an adjourned meeting.

120.
The Company shall as soon as possible give notice to Carnival of an adjournment and of the business to be transacted at an adjourned meeting.

Class meetings
121.
All provisions of these Articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the holders of any other class of shares in the capital of the Company, except that:

(a)
the necessary quorum shall be two or more persons entitled to vote at the meeting present in person or by proxy and holding at least one-third in nominal value of the issued shares of the class or, at any adjourned meeting, one person entitled to vote at the meeting and present in person or by proxy, whatever the amount of his holding, shall be deemed to constitute a meeting;
(b)
any holder of shares of the class present in person or by proxy may demand a poll; and

(c)
each holder of shares of the class shall, on a poll, be entitled to such aggregate number of votes as are attached to every share of the class held by him.

122.
[Intentionally left blank]

123.
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VOTING RIGHTS AND PROCEDURES UNDER THE EQUALIZATION AGREEMENT
Class Rights Actions
124.
The following actions constitute Class Rights Actions:

(a)
the voluntary Liquidation of the Company or Carnival for which the approval of the members is required by Applicable Regulations or otherwise sought other than a voluntary Liquidation of both the Company and Carnival at or about the same time with the purpose or effect of no longer continuing the operation of the businesses of the companies as a combined going concern and not as part of a scheme, plan, transaction, or series of related transactions the primary purpose or effect of which is to reconstitute all or a substantial part of such businesses in one or more successor entities;

(b)
the sale, lease, exchange or other disposition of all or substantially all of the assets of either Carnival or the Company, other than in a bona fide commercial transaction undertaken for a valid business purpose in which such company receives consideration with a fair market value reasonably equivalent to the assets disposed of and not as a part of a scheme, plan, transaction or series of related transactions the primary purpose or effect of which is to collapse or unify the DLC Structure;

(c)
any adjustment to the Carnival Equivalent Number or the Equalization Ratio otherwise than in accordance with the provisions of the Equalization Agreement;

(d)
except where specifically provided for in the relevant agreements, any amendment to the terms of, or termination of, the Equalization Agreement, the Voting Agreement, the P&O Princess Guarantee or the Carnival Guarantee (including, for the avoidance of doubt, the voluntary termination of either the P&O Princess Guarantee or the Carnival Guarantee);

(e)
any amendment to, or removal of, or alteration of the effect of (which shall include the ratification of any breach of) any P&O Princess Entrenched Provision or any Carnival Entrenched Provision;

(f)
any amendment to, removal or alteration of the effect of (which shall include the ratification of any breach of) Article XII or XIII of the Articles of Incorporation of Carnival that would cause, or at the time of implementation would be reasonably likely to cause, an Exchange Event described in clause (a) of the definition thereof to occur; and

(g)
the doing of anything which the Board and the Board of Carnival agree (either in a particular case or generally), in their absolute discretion, should be approved as a Class Rights Action.

Notwithstanding anything to the contrary contained in these Articles, none of the foregoing actions may be undertaken by the Company unless it has been approved as a Class Rights Action in accordance with Article 125.

Class Rights Action Procedure
125.
If the Company proposes to take any Class Rights Action or is required to put a resolution pursuant to Article 97:

(a)
such action (either by the Company or by Carnival) shall require approval by an ordinary resolution (or, if required by these Articles or Applicable Regulations, by a Special Resolution) passed at a general meeting of the members of the Company in relation to which the holders of P&O Princess Ordinary Shares and the holder of the P&O Princess Special Voting Share shall be entitled to vote as a single class on a poll; and

(b)
in relation to such resolution:

(i)
if the proposed action is approved by the requisite majority (as determined in accordance with the Carnival Constitution and Applicable Regulations) of the holders of Carnival Common Stock entitled to vote thereon at the Parallel General Meeting, the P&O Princess Special Voting Share shall have no votes; and

(ii)
if the proposed action is not approved by the holders of Carnival Common Stock (on the basis described in Article 125(b)(i) above) at the Parallel General Meeting, the P&O Princess Special Voting Share shall vote as follows:

(x)      if the resolution needs to be passed at the Company’s general meeting by an ordinary resolution, the P&O Princess Special Voting Share shall be entitled to cast such number of votes representing the largest whole percentage that is less than the percentage of the number of votes as would be necessary to defeat an ordinary resolution if the total votes capable of being cast by the issued P&O Princess Ordinary Shares and other class of shares of P&O Princess that are entitled to vote pursuant to Applicable Regulations and/or the P&O Princess Memorandum and Articles (excluding the P&O Princess Special Voting Share) were cast in favour of the resolution at the Company’s general meeting, and all such votes shall be cast against approval of such resolution; or (y) if the resolution needs to be passed at the Company’s general meeting by a Special Resolution, then the P&O Princess Voting Share shall be entitled to cast such number of votes representing the largest whole percentage that is less than the percentage of the number of votes as would be necessary to defeat a Special Resolution if the total votes capable of being cast by the issued P&O Princess Ordinary Shares and the other class of shares of P&O Princess that are entitled to vote pursuant to Applicable Regulations and/or the P&O Princess Memorandum and Articles (excluding the P&O Princess Special Voting Share) were cast in favour of the resolution at the Company’s general meeting, and all such votes shall be cast against approval of such resolution.
By way of further explanation, expressed as a formula, the P&O Princess Special Voting Share shall be entitled to cast the following number of votes:
One percentage point less than the minimum percent needed to defeat the resolution	X	Number of votes entitled to be cast (excluding the P&O Princess Special Voting Share)
100 percent - Minimum percent needed to defeat the resolution
Accordingly, for an ordinary resolution, 50 percent is the minimum percent needed to defeat the resolution, and the figure in brackets would be 98 percent. In the event that a Special Resolution is required to carry 75 percent of the votes cast, then 25.01 (rounded down to the nearest hundredth) percent would be the minimum percent needed to defeat the resolution, and the figure in brackets would be approximately 32 percent.

Joint Electorate Actions
126.
All actions put to the holders of P&O Princess Ordinary Shares or Carnival Common Stock, except for Class Rights Actions and resolutions of a procedural or technical nature (described in Article 131 below) shall constitute Joint Electorate Actions. For the avoidance of doubt, the following actions, if put to the holders of P&O Princess Ordinary Shares or Carnival Common Stock, shall constitute Joint Electorate Actions:

(a)
the appointment, removal or re-election of any director of the Company or Carnival, or both of them;

(b)
to the extent such receipt or adoption is required by Applicable Regulations, the receipt or adoption of the financial statements of the Company or Carnival, or both of them, or accounts prepared on a combined basis, other than any accounts in respect of the period(s) ended prior to the date of the Equalization Agreement;

(c)
a change of name of either the Company or Carnival, or both of them; and

(d)
the appointment or removal of the auditors of either the Company or Carnival, or both of them.

127.
If a particular matter falls both within Articles 124 and 126, then it shall be treated as a Class Rights Action falling exclusively within Article 124.

Joint Electorate Action Procedure
128.
If the Company proposes to take any Joint Electorate Action or is required to propose a resolution pursuant to Article 97, such action (either by the Company or by Carnival) shall require approval by ordinary resolution (or, if required by these Articles or Applicable Regulations, approval by a Special Resolution) of the holders of the P&O Princess Ordinary Shares and the holder of the P&O Princess Special Voting Share, voting as a single class.

129.
In relation to a resolution of the Company to approve a Joint Electorate Action, the P&O Princess Special Voting Share shall carry:

(a)
such number of votes in favour of the resolution as were cast in favour of the Equivalent Resolution at the Parallel Shareholder Meeting by holders of P&O Princess Ordinary Shares; and

(b)
such number of votes against the resolution as were cast against the Equivalent Resolution at the Parallel Shareholder Meeting by holders of P&O Princess Ordinary Shares; and

(c)
such number of abstentions (including votes withheld) as is equivalent to the number of votes which holders of Carnival Common Stock have specifically elected to abstain from the Equivalent Resolution at the Parallel Shareholder Meeting in accordance with the Carnival Constitution and/or Applicable Regulations, in each case divided by the Carnival Equivalent Number in effect at the time such general meeting of the Company is held and in each case rounded up to the nearest whole number, such votes to be cast by the holder of the P&O Princess Special Voting Share in accordance with the above provisions.

Resolutions Generally
130.
No resolution to approve a Class Rights Action or a Joint Electorate Action shall be approved unless the Parallel General Meeting of Carnival is validly held and a vote of the holders of Carnival Common Stock is held on an Equivalent Resolution.

131.
The P&O Princess Special Voting Share shall have no right to vote on any resolution of a procedural or technical nature put to a general meeting of the Company provided it has no adverse effect on the holders of Carnival Common Stock in any material respect. Resolutions of a procedural or technical nature will not be included in any notice of general meeting to the Company’s shareholders. The Chairman will, in his absolute discretion, determine whether a resolution is of a procedural or technical nature. Subject to the foregoing, without limitation, the following resolutions shall constitute resolutions of a procedural or technical nature:
(a)
that certain people be allowed to attend or excluded from attending the Company’s general meeting;

(b)
that discussion be closed and the question put to the vote (provided no amendments have been raised);

(c)
that the question under discussion not be put to the vote;

(d)
to proceed to the next item of business;

(e)
to proceed with matters in an order other than that set out in the notice of the meeting;

(f)
to adjourn the debate (for example, to a subsequent meeting); and

(g)
to adjourn the general meeting.

Methods of voting
132.
Every resolution put to the vote of a general meeting on which the holder of the P&O Princess Special Voting Share is or may be entitled to vote shall be decided on a poll.

133.
The chairman of any general meeting can demand a poll on any resolution that is put to the vote of a general meeting, whether before it has been put to the vote on a show of hands or afterwards. Otherwise, subject to Article 132, any resolution to be put to the vote of a general meeting shall be decided on a show of hands unless, before or on the declaration of the result of a vote on the show of hands or on the withdrawal of any other demand for a poll, a poll is duly demanded. Subject to the provisions of the Companies Acts, a poll may be demanded on a resolution by:

(a)
the chairman of the meeting; or

(b)
at least five members having the right to vote on the resolution; or

(c)
any member or members representing not less than one-tenth of the total voting rights of all the members having the right to vote on the resolution; or

(d)
any member or members holding shares conferring a right to vote on the resolution being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

134.
A demand by a person as proxy for a member shall be the same as a demand by the member.

Declaration of result in the absence of a poll
135.
Unless a poll is required pursuant to Article 132 or is duly demanded pursuant to Article 133 (and the demand is not withdrawn before the poll is taken) a declaration by the chairman that a resolution has been carried or carried unanimously, or by a particular majority, or lost, or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

Procedure on a poll
136.
A poll on a resolution on which the holder of the P&O Princess Special Voting Share is or may be entitled to vote shall be kept open for such time as to allow the Parallel General Meeting to be held and for the votes attaching to the P&O Princess Special Voting Share to be calculated and cast on such poll.

137.
A poll shall, subject to Article 136, be taken in such manner as the chairman directs. He may appoint scrutineers, who need not be members, and may fix a time and place for declaring the result of the poll. The result of the poll is deemed to be the resolution of the meeting at which the poll is demanded.

138.
A poll shall be taken at such time and place as the chairman decides, either at once or after an interval or adjournment (but not more than 30 days after the date of the demand).

139.
The chairman may determine that any poll may close at different times for different classes of shareholder or for different shareholders of the same class entitled to vote on the relevant resolution.

140.
No notice need be given of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case at least seven days’ notice shall be given specifying the time and place at which the poll is to be taken.

141.
A demand for a poll may be withdrawn but only with the consent of the chairman. A demand withdrawn in this way validates the result of a show of hands declared before the demand is made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand has not been made. If the demand for a poll is withdrawn, the chairman or any other member entitled may demand a poll.

142.
The requirement for a poll (whether automatic or on demand) does not prevent the meeting continuing for the transaction of business other than the question on which a poll is to be held.

143.
On a poll, votes may be given in person or by proxy and, subject to the Companies Acts, a member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

144.
The chairman shall determine any dispute as to the admission or rejection of a vote and such determination made in good faith shall be final and conclusive.

Effectiveness of special resolutions
145.
Where for any purpose an ordinary resolution of the Company is required, a special resolution shall also be effective.

146.
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VOTING RIGHTS AND PROCEDURES
Right to vote
147.
Subject to any special terms as to voting on which shares have been allotted or issued, or a suspension or abrogation of voting rights pursuant to the Articles, at a general meeting or meeting of members of a class every Member Present has on a show of hands one vote and has on a poll:

(a)
one vote for each fully paid P&O Princess Ordinary Share; and

(b)
in the case of a partly paid share, that fraction of a vote equivalent to the proportion which the amount paid up (not credited) on that member’s share bears to the total amount paid and payable for that share (excluding amounts credited). Amounts paid in advance of a call shall be ignored when calculating the proportion; and

(c)
in the case of the P&O Princess Special Voting Share, such number of votes as are determined in accordance with Articles 125, 129 and 131.

148.
On a poll, each Member Present may cast the votes attaching to his P&O Princess Ordinary Shares either for or against the resolution or may specifically elect to abstain from voting, in which case his vote shall, subject to Article 112, neither be counted as a vote in favour or against such resolution.

Votes of joint holders
149.
In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose seniority shall be determined by the order in which the names of the holders stand in the register.

Member under incapacity
150.
A member in respect of whom an order has been made by a court or official having jurisdiction (whether in the United Kingdom or elsewhere) in matters concerning mental disorder may vote, whether on a show of hands or on a poll, by his receiver, curator bonis or other person authorised for that purpose appointed by that court or official. That receiver, curator bonis or other person may, on a show of hands or on a poll, vote by proxy. The right to vote shall be exercisable only if evidence satisfactory to the Board of the authority of the person claiming to exercise the right to vote has been received by the Company at the office, or at another address specified in accordance with these Articles for the delivery of proxy appointments, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised.

Calls in arrears
151.
No member shall be entitled to vote at a general meeting or at a separate meeting of the holders of any class of shares in the capital of the Company, either in person or by proxy, in respect of any share held by him unless all moneys presently payable by him in respect of that share have been paid.

Errors in voting
152.
If any votes are counted which ought not to have been counted, or might have been rejected, the error shall not vitiate the result of the voting unless it is pointed out at the same meeting, or at any adjournment of the meeting, and, in the opinion of the chairman (in his absolute discretion), it is of sufficient magnitude to vitiate the result of the voting.

Objection to voting
153.
No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting or poll at which the vote objected to is tendered. Every vote not disallowed at such meeting shall be valid and every vote not counted which ought to have been counted shall be disregarded. Any objection made in due time shall be referred to the chairman whose decision shall be final and conclusive.

Disclosure Notice
154.
The directors may by notice in writing (a “Disclosure Notice”) require any member or other person Appearing to be Interested or Appearing to have been Interested in the Ordinary Shares to disclose to the Company in writing such information as directors require relating to the ownership of, or Interests in, the Ordinary Shares in question as lies within the knowledge of such member or other person (supported, if the directors so require, by a statutory declaration and/or by such independent evidence as the directors reasonably require) including:

(a)
any information which the Company is entitled to seek pursuant to Part 22 of the 2006 Act; and

(b)
any information which the directors shall deem necessary or desirable in order to determine whether any Ordinary Shares are Combined Group Restricted Shares.

The directors may give a Disclosure Notice at any time and may give one or more notices to the same members or other person in respect of the same Ordinary Shares.

Failure to comply with Disclosure Notice
155.
If any member or any other person Appearing to be Interested in Ordinary Shares has been served with a Disclosure Notice or a notice under Section 793 of the 2006 Act and has failed to supply the Company with the information required within 14 days from the date of service of the notice (or, such other period of time as the directors may, in their absolute discretion, prescribe in the notice), then the directors may, in their absolute discretion, at any time thereafter by notice (a “Direction Notice”) to such member direct that in respect of the Ordinary Shares in relation to which the default occurred (the “Default Shares”) the member shall not be entitled to vote at a general meeting of the Company or to exercise any other right conferred by membership in relation to general meetings of the Company or meetings of the holders of any class of shares of the Company. The Company shall send to each other person Appearing to be Interested in Ordinary Shares which are the subject of a Direction Notice a copy of the notice, but the failure or omission by the Company to do so shall not invalidate such notice. Any Direction Notice shall have effect, in accordance with its terms, for so long as the default in respect of which the Direction Notice was issued continues. The Direction Notice shall cease to have effect five days after confirmation by the Company that the information required by the Disclosure Notice has been provided to the Company.

Additional directions
156.
Where the Default Shares represent at least 0.25 per cent in nominal value of the issued shares of that class then the Direction Notice may additionally direct:

(a)
that any dividend or other money (or shares instead of such amount) payable in respect of the Default Shares shall (in whole or part) be retained by the Company without any liability to pay interest on it when it is finally paid to the member; and/or

(b)
that no transfer of any Default Shares held by such member shall be registered unless:

(i)
the member is not in default as regards supplying the information required;

(ii)
the member proves to the satisfaction of the directors that no person in default as regards supplying such information is Interested in any of the Ordinary Shares which are the subject of the transfer;

(iii)
registration of the transfer is required by the Regulations; or

(iv)
the transfer is an approved transfer if:

(A)
it is a transfer of shares pursuant to an acceptance of a takeover offer (within the meaning of Part 28 of the 2006 Act); or

(B)
the Board is satisfied that the transfer is made pursuant to a sale of the shares the subject of the transfer to a party unconnected with the member and with any other person appearing to be interested in the shares; or

(C)
the transfer results from a sale made through a recognised investment exchange as defined in the Financial Services and Markets Act 2000 or any other stock exchange outside the United Kingdom on which the Company’s shares are normally traded.

Additional shares
157.
Any new Ordinary Shares in the Company issued in right of Default Shares shall be subject to the same sanctions as apply to the Default Shares, and the directors may make any right to an allotment of new Ordinary Shares subject to sanctions corresponding to those which will apply to those Ordinary Shares on issue, provided that:

(a)
any sanctions applying to, or to a right to, new Ordinary Shares by virtue of this Article 157 shall cease to have effect when the sanctions applying to the related Default Shares cease to have effect (and shall be suspended or cancelled if and to the extent that the sanctions applying to the related Default Shares are suspended or cancelled); and

(b)
Article 154 shall apply to the exclusion of this Article 157 if the Company issues a separate Disclosure Notice in respect of the new shares.

Section 794 of the 2006 Act
158.
The provisions of Article 157 are without prejudice to the provisions of section 794 of the 2006 Act and, in particular, the Company may apply to the court under section 794(1) of the 2006 Act whether or not the provisions of Article 157 have been applied.

Conversion of uncertificated shares
159.
The Company may exercise any of its powers under Article 29 in respect of any Default Shares that are held in uncertificated form.

160.
[Intentionally left blank]

PROXIES AND CORPORATE REPRESENTATIVES
Appointment of proxy: execution
161.
The appointment of a proxy, whether in hard copy form or in electronic form, shall be executed in such manner as may be approved by or on behalf of the Company from time to time. Subject thereto, the appointment of a proxy shall be executed by the appointor or any person duly authorized by the appointor or, if the appointor is a corporation, executed by a duly authorised person or under its common seal or in any other manner authorized by its constitution.

Method of proxy appointment
162.
The appointment of a proxy shall be in any usual form or in any other form which the Board may approve. Subject thereto, the appointment of a proxy may be:

(a)
in hard copy form; or

(b)
in electronic form, if the Board so determines, and

the Board may, if it thinks fit, but subject to the Companies Acts, at the Company’s expense send or make available forms of proxy to members for use at any general meeting and issue invitations in electronic form to appoint a proxy in relation to the meeting in such form as may be approved by the Board. The omission to send out or make available forms of proxy or an invitation to appoint a proxy in relation to a general meeting to any member, or the non-receipt of such form or invitation by any member, shall not invalidate any resolution passed or proceedings at the general meeting concerned. The appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned. A member who is entitled to attend and vote at a general meeting is entitled to appoint another person, or two or more persons, in respect of different shares held by him, as his proxy or proxies to exercise all or any of his rights to attend and to speak and to vote at the meeting. A proxy need not be a member of the Company.
Sending of proxy appointment
163.
Without prejudice to Article 107(b) or to the second sentence of Article 119, the appointment of a proxy shall:

(a)
if in hard copy form, be received at the office or such other place within the United Kingdom as may be specified by or on behalf of the Company for that purpose:

(i)
in the notice convening the meeting, or

(ii)
in any form of proxy sent by or on behalf of the Company in relation to the meeting,

by a time not less than 48 hours (or such shorter time as the Board may determine) before the time appointed for holding the meeting concerned or adjourned meeting at which the person named in the appointment proposes to vote; or
(b)
if in electronic form, be received at any electronic address specified by or on behalf of the Company for the purpose of receiving proxy appointments in electronic form:

(i)
in the notice convening the meeting, or

(ii)
in any form of proxy sent by or on behalf of the Company in relation to the meeting, or

(iii)
in any invitation contained in electronic form to appoint a proxy issued by or on behalf of the Company in relation to the meeting,

by a time not less than 48 hours (or such shorter time as the Board may determine) before the time appointed for holding the meeting concerned or adjourned meeting at which the person named in the appointment proposes to vote; or
(c)
in either case, where a poll is automatic, be received by a time not less than 48 hours before the meeting at which the poll is to be held, and, in circumstances where a poll is demanded and taken more than 48 hours after it is demanded, be received as aforesaid after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll; or

(d)
in the case only of a proxy appointment in hard copy form, where a poll is not taken forthwith but is, in respect of resolutions on which the P&O Princess Special Voting Share has no vote, taken not more than 48 hours after it was demanded, be received by the chairman or to the secretary or by any director at the meeting at which the poll was demanded.

For the purposes of calculating any period of time under this Article or Article 169, no account need be taken by the Company of any part of a day that is not a working day.
164.
A proxy appointment in hard copy form deposited by the holder of the P&O Princess Special Voting Share will be valid if it is received by the chairman of the meeting before the close of the poll to which it relates.

Delivery of authority
165.
Except in relation to a proxy appointment deposited by the holder of the P&O Princess Special Voting Share (which is governed by Article 164), where the appointment of a proxy is expressed to have been or purports to have been executed by a person on behalf of the holder of a share:

(a)
the Company may treat the appointment as sufficient evidence of the authority of that person to execute the appointment on behalf of that holder;

(b)
that holder shall, if requested by or on behalf of the Company at any time, send or procure the sending of a copy of any written authority (certified either notarially or in some other way approved by the Board) under which the appointment has been executed to such address and by such time as may be specified in the request and, if the request is not complied with in any respect, the appointment may be treated as invalid; and

(c)
whether or not a request under Article 165(b) has been made or complied with, the Company may determine that it has insufficient evidence of the authority of that person to execute the appointment on behalf of that holder and may treat the appointment as invalid.

Validity of proxy appointment
166.
A proxy appointment which is not received in accordance with Articles 163 or 164 shall be invalid. When two or more valid proxy appointments are received in respect of the same share for use at the same meeting or poll, the one which was last received shall be treated as replacing and revoking the others as regards that share. If the Company is unable to determine which appointment was last validly received, none of them shall be treated as valid in respect of that share, provided that if the Company determines that it has insufficient evidence to decide whether or not a form of proxy is in respect of the same share, it shall be entitled to determine which form of proxy (if any) is to be treated as valid.

Rights of proxy
167.
A proxy appointment shall be deemed to include the right to demand, or join in demanding, a poll and the right to speak at a meeting. Save in respect of a proxy delivered in respect of the P&O Princess Special Voting Share, the proxy appointment shall also, unless it provides to the contrary, be deemed to confer authority on the proxy to vote or abstain from voting as the proxy thinks fit on any amendment of a resolution and on any procedural motion or resolution put to the meeting to which it relates and on any other business not referred to in the notice of meeting which may properly come before the meeting to which it relates. The proxy appointment shall, unless it provides to the contrary, be valid for any adjournment of the meeting as well as for the meeting to which it relates.

Corporate representatives
168.
Any corporation which is a member of the Company (in this Article the “grantor”) may, by resolution of its directors or other governing body, authorise such person or persons as it thinks fit to act as its representative at any general meeting of the Company or at any separate meeting of the holders of any class of shares. A director, the secretary or other person authorised for the purpose by the secretary may require such person or persons to produce a certified copy of the resolution of authorisation before permitting him to exercise his powers. The grantor shall for the purposes of these Articles be deemed to be present in person at any such meeting if a person so authorised is present at it and all references to attendance and voting in person shall, subject to the Companies Acts, be construed accordingly.

Revocation of authority
169.
Subject to the Companies Acts a vote given or poll demanded by a proxy or by the duly authorised representative of a corporation shall be valid notwithstanding the previous determination of the authority of the person voting or demanding the poll unless notice of the determination was received as mentioned in the following sentence at least three hours before the start of the meeting or adjourned meeting at which the vote is given or the poll demanded or (in the case of a poll taken otherwise than on the same day as the meeting or adjourned meeting) the time appointed for taking the poll. Such notice of determination shall be in writing and shall be received at the office or at such other place within the United Kingdom or address as may be specified by or on behalf of the Company for the purposes of the deposit of proxy appointments.

NUMBER OF DIRECTORS
Limits on number of directors
170.
Unless otherwise determined by ordinary resolution, the number of directors (other than alternate directors) shall be not less than three nor more than a maximum of twenty five in number (or such lesser maximum as the directors may from time to time resolve).

APPOINTMENT AND RETIREMENT OF DIRECTORS
Directors
Number of directors to retire
171.
At every subsequent annual general meeting following the adoption of these Articles one-third of the directors who are subject to retirement by rotation or, if their number is not three or a multiple of three, the number nearest to one-third shall retire from office, but;

(a)
if any director has at the start of the annual general meeting been in office for more than three years since his last appointment or re-appointment, he shall retire; and

(b)
if there is only one director who is subject to retirement by rotation, he shall retire.

Which directors to retire
172.
Subject to the Companies Acts and these Articles, the directors to retire by rotation shall be those who have been longest in office since their last appointment or re-appointment. As between persons who became or were last re-appointed directors on the same day those to retire shall (unless they otherwise agree among themselves) be determined by lot. The directors to retire on each occasion (both as to number and identity) shall be determined by the composition of the board at the date of the notice convening the annual general meeting. No director shall be required to retire or be relieved from retiring or be retired by reason of any change in the number or identity of the directors after the date of the notice but before the close of the meeting. If the Company does not fill the vacancy at the meeting at which a director retires by rotation or otherwise, the retiring director shall, if willing to act, be deemed to have been re-appointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the re-appointment of the director is put to the meeting and lost.

Eligibility for election and effectiveness of appointment
173.
No person shall be appointed a director at any general meeting unless:

(a)
he is recommended by the Board; or

(b)
not less than seven nor more than 42 days before the earlier of the date appointed for the meeting and the date appointed for the Parallel General Meeting, notice executed by a member qualified to vote at the meeting (not being the person to be proposed) has been received by the Company of the intention to propose that person for appointment stating the particulars which would, if he were so appointed, be required to be included in the Company’s register of directors, together with notice executed by that person of his willingness to be appointed.

174.
No person shall be a director of the Company unless he is also a director of Carnival. The appointment of a person as a director of the Company shall only take effect at the same time as that person’s appointment as a director of Carnival takes effect. Any director who resigns from his office will be obliged to resign as a director of Carnival at the same time as he resigns from the Board and his resignation from the Board shall not take effect until he does so.

Separate resolutions on appointment
175.
Except as otherwise authorised by the Companies Acts, the appointment of any person proposed as a director shall be effected by a separate resolution.

Additional powers of the Company
176.
Subject to Articles 124 to 129 and to Article 174, the Company may by ordinary resolution appoint a person who is willing to act to be a director either to fill a vacancy or as an additional director. The appointment of a person to fill a vacancy or as an additional director shall take effect from the end of the meeting.

Appointment by Board
177.
The Board may appoint a person who is willing to act to be a director, either to fill a vacancy or as an additional director and in either case whether or not for a fixed term, provided that the appointment does not cause the number of directors to exceed the number, if any, fixed by or in accordance with these Articles as the maximum number of directors. If a person is appointed as a director of Carnival by the Board of Carnival in accordance with the Carnival Constitution, the Board shall also appoint that person as a director of the Company.

178.
Irrespective of the terms of his appointment, a director so appointed shall hold office only until the next following annual general meeting and shall not be taken into account in determining the directors who are to retire by rotation at the meeting. If not re-appointed at such annual general meeting, he shall vacate office at its conclusion.

Position of retiring directors
179.
A director who retires at an annual general meeting may, if willing to act, be re-elected. If he is not re-elected, he shall retain office until the meeting appoints someone in his place, or if it does not do so, until the later of the end of the meeting at which the director retires and the end of the Parallel General Meeting.

180.
[Intentionally left blank]

No share qualification
181.
A director shall not be required to hold any shares in the capital of the Company by way of qualification.

ALTERNATE DIRECTORS
Power to appoint alternates
182.
Any director (other than an alternate director) may appoint any other director, willing to act, to be an alternate director and may remove from office an alternate director so appointed by him.

Alternates entitled to receive notice
183.
An alternate director shall be entitled to receive notice of all meetings of the Board and of all meetings of committees of the Board of which his appointor is a member, to attend and vote at any such meeting at which his appointor is not personally present, and generally to perform all the functions of his appointor (except as regards power to appoint an alternate) as a director in his absence.

Alternates representing more than one director
184.
A director may act as alternate director to represent more than one director, and an alternate director shall be entitled at meetings of the Board or any committee of the Board to one vote for every director whom he represents (and who is not present) in addition to his own vote as a director, and shall count for the purpose of determining whether a quorum is present both in his capacity as a director and in his capacity as an alternate director.

Termination of appointment
185.
An alternate director shall cease to be an alternate director:

(a)
if his appointor ceases to be a director; but, if a director retires by rotation or otherwise but is re-appointed or deemed to have been re-appointed at the meeting at which he retires, any appointment of an alternate director made by him which was in force immediately prior to his retirement shall continue after his re-appointment; or

(b)
on the happening of any event which would cause him to vacate his office as director; or

(c)
if he resigns his office as a director by notice to the Company; or

(d)
if he notifies the Board and his appointor that he no longer wishes to serve as an alternate director.

Method of appointment and revocation
186.
Any appointment or removal of an alternate director shall be by written notice to the Company signed by the director making or revoking the appointment and shall take effect in accordance with the terms of the notice on receipt of such notice by the Company which shall be at the office or at such other address as may for the time being be notified by or on behalf of the Company for that purpose.

Alternate not an agent of appointor
187.
Except as otherwise expressly provided in these Articles, an alternate director shall be deemed for all purposes to be a director. Accordingly, except where the context otherwise requires, a reference to a director shall be deemed to include a reference to an alternate director. An alternate director shall alone be responsible for his own acts and defaults and he shall not be deemed to be the agent of the director appointing him.

POWERS OF THE BOARD
Business to be managed by Board
188.
The business of the Company shall be managed by the Board, which may exercise all the powers of the Company (including without limitation the power to dispose of all or any part of the undertaking of the Company) and may do on behalf of the Company all such acts as may be done by or on behalf of the Company as are not, by the Companies Acts or these Articles, required to be exercised or done by the Company in general meeting, subject to (i) the Companies Acts, (ii) these Articles and (iii) such directions (whether or not consistent with these Articles) as may be prescribed by the Company by special resolution. No such direction and no alteration of the Memorandum or Articles shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Article shall not be limited by any special power given to the Board by these Articles. A meeting of the Board at which a quorum is present may exercise all powers exercisable by the Board.

Discretionary Matters
189.
The Board may, by agreement with the Board of Carnival:

(a)
decide to seek the approval of the shareholders (or any class of shareholders) of either or both of the Company and Carnival for any matter that would not otherwise require such approval;

(b)
require any Joint Electorate Action to be approved instead as a Class Rights Action; or

(c)
specify a higher majority vote than the required majority that would otherwise be required for any shareholder vote provided for in Articles 125(a) and 128.

Exercise by Company of voting rights
190.
The Board may exercise the voting power conferred by the shares in any body corporate held or owned by the Company in such manner in all respects as it thinks fit (including without limitation the exercise of that power in favour of any resolution appointing its members or any of them as directors of such body corporate, or voting or providing for the payment of remuneration to the directors of such body corporate).

DELEGATION OF POWERS OF THE BOARD
Committees of the Board
191.
A majority of the Board may delegate any of its powers to any committee consisting of two or more directors. Any such delegation may be made subject to such conditions as the majority of the Board may specify and may be revoked or altered. Subject to any conditions imposed by a majority of the Board, the proceedings of a committee with two or more directors shall be governed by these Articles regulating the proceedings of directors so far as they are capable of applying. For the avoidance of doubt, Article 209 shall not apply with regard to determining whether a committee of the Board is quorate. A committee of the Board will be quorate if at least a majority of the directors appointed to that committee is present. The Board’s power under these Articles to delegate to a committee includes (without limitation) the power to delegate the determination of any fee, remuneration or other benefit to be paid or provided to any director and the power to grant any Conflict Authorisation (as defined in Article 201A) and is not limited by the fact that in some Articles but not others express reference is made to particular powers being exercised by the Board or by a committee.

Agents
192.
A majority of the Board or of a committee of the Board may, by power of attorney or otherwise, appoint any person to be the agent of the Company for such purposes, with such powers, authorities and discretions (not exceeding those vested in the Board) and on such conditions as the Board or the relevant committee determines, including without limitation authority for the agent to delegate all or any of his powers, authorities and discretions, and may revoke or vary such delegation.

Offices including the title “director”
193.
A majority of the Board may appoint any person to any office or employment having a designation or title including the word “director” or attach to any existing office or employment with the Company such a designation or title and may terminate any such appointment or the use of any such designation or title. The inclusion of the word “director” in the designation or title of any such office or employment shall not imply that the holder is a director of the Company, and the holder shall not thereby be empowered in any respect to act as, or be deemed to be, a director of the Company for any of the purposes of these Articles.

Director’s power to give effect to the DLC agreements
194.
The directors are authorised and directed to carry into effect the provisions of the Equalization Agreement, the Voting Agreement, the P&O Princess Guarantee and any further agreements or arrangements that the Company is party to which are mentioned in or contemplated by such agreements. Subject to the Acts, nothing done in good faith by any director pursuant to such authority and obligations shall constitute a breach of the fiduciary duties of such director to the Company or its shareholders. In particular:

(a)
the directors shall, in addition to their duties to the Company, be entitled to have regard to the interests of the Combined Shareholders and to the interests of Carnival, as if the Company and Carnival were a single legal entity;

(b)
the directors are authorised to provide to Carnival and any officer, employee or agent of Carnival any information relating to the Company; and

(c)
the directors are authorised to enter into, operate and carry into effect the Equalization Agreement, the Voting Agreement and the P&O Princess Guarantee with full power to:

(i)
enter into, operate and carry into effect any further or other agreements or arrangements with or in connection with Carnival or the holder of the P&O Princess Special Voting Share; and

(ii)
do all such things as, in the opinion of the directors, are necessary or desirable for the application, implementation, protection, furtherance or maintenance of the dual listed company relationship with Carnival constituted by or arising out of any agreement or arrangement.

DISQUALIFICATION AND REMOVAL OF DIRECTORS
Disqualification as a director
195.
The office of a director shall be vacated immediately if:

(a)
he ceases to be a director by virtue of any provisions of the Companies Acts or these Articles or he becomes prohibited by applicable law from being a director; or

(b)
he resigns his office by notice received by the Company or, having been appointed for a fixed term, the term expires or his office as a director is vacated pursuant to Article 177; or

(c)
he ceases to be a director of Carnival.

REMUNERATION OF NON-EXECUTIVE DIRECTORS
Ordinary remuneration
196.
The ordinary remuneration of the directors who do not hold executive office for their services (excluding amounts payable under any other provision of these Articles) shall not exceed in aggregate £1,000,000 (one million pounds) per annum or such higher amount as the Company may from time to time by ordinary resolution determine and shall be satisfied in such manner as the Board or any validly formed committee thereof shall from time to time determine, which includes without limitation satisfaction in Company shares. Subject thereto, each such director shall be paid a fee (which shall be deemed to accrue from day to day) at such rate as may from time to time be determined by the Board.

Additional remuneration for special services
197.
Any director who does not hold executive office and who serves on any committee of the Board, by the request of the Board goes or resides abroad (from his normal country of residence) for any purpose of the Company or otherwise performs special services which in the opinion of the Board are outside the scope of the ordinary duties of a director, may (without prejudice to the provisions of Article 196) be paid such extra remuneration by way of salary, commission or otherwise as the Board may determine.

DIRECTORS’ EXPENSES
Directors may be paid expenses
198.
The directors may be paid all travelling, hotel, and other expenses properly incurred by them in connection with their attendance at meetings of the Board or the Board of Carnival, meetings of any committees of the Board or of the Board of Carnival, or general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or Carnival, or otherwise in connection with the discharge of their duties. The Company may also provide any director with funds in circumstances permitted by the Companies Acts to meet his defence expenditure in respect of any civil or criminal proceedings or regulatory investigation or other regulatory action or in connection with any application for any category of relief referred to in Part 10 of the 2006 Act, and subject to the Companies Acts, may do anything to enable him to avoid incurring any such expenditure.

EXECUTIVE DIRECTORS
Appointment to executive office
199.
Subject to the Companies Acts, the Board may appoint one or more of its body to be the holder of any executive office (except that of auditor) in the Company and may enter into an agreement or arrangement with any director for his employment by the Company or for the provision by him of any services outside the scope of the ordinary duties of a director. Any such appointment, agreement or arrangement may be made on such terms, including without limitation terms as to remuneration, as the Board determines. The Board may revoke or vary any such appointment but without prejudice to any rights or claims which the person whose appointment is revoked or varied may have against the Company because of the revocation or variation.

Termination of appointment to executive office
200.
Any appointment of a director to an executive office shall terminate if he ceases to be a director but without prejudice to any rights or claims which he may have against the Company by reason of such cessation. A director appointed to an executive office shall not cease to be a director merely because his appointment to such executive office terminates.

Emoluments to be determined by the Board
201.
The emoluments of any director holding executive office for his services as such shall be determined by the Board, and may be of any description, including without limitation admission to, or continuance of, membership of any scheme (including any share acquisition scheme) or fund instituted or established or financed or contributed to by the Company for the provision of pensions, life assurance or other benefits for employees or their dependants, or the payment of a pension or other benefits to him or his dependants on or after retirement or death, apart from membership of any such scheme or fund.

DIRECTORS’ INTERESTS
Directors’ power to authorise conflict situations
201A
At any time the directors may authorise any situation or matter relating to a particular director to which section 175 of the 2006 Act applies (each a “Conflict Matter”), subject to that section, on such terms (if any) as they think fit. Before any such authorisation (a “Conflict Authorisation”) is given, a director (whether or not the director concerned) shall propose to the directors, in accordance with the Board’s normal procedures for putting proposals to the directors for their consideration and approval at a meeting of the Board or by way of written resolution or with such other procedures as the directors may determine, that the Conflict Matter concerned be so authorised. The directors may terminate or withdraw a Conflict Authorisation at any time by giving notice to the director concerned.

201B
Any terms to which a Conflict Authorisation is made subject (“Conflict Authorisation Terms”) may include (without limitation to the previous paragraph above), in each case at the directors’ discretion, that the director concerned:

(a)
is not obliged to disclose to the Company confidential information obtained by him (other than in his capacity as its director or as its employee or agent or, if the directors so decide, in any other capacity that would otherwise oblige him to disclose it to the Company) in any situation to which the Conflict Authorisation applies, nor to use any such information directly or indirectly for the benefit of the Company, where to do so would amount to a breach of a duty of confidence, previously disclosed to the directors by the director concerned, to any third party; and

(b)
may absent himself from any Board discussions, and make arrangements not to receive documents and information, relating to the Conflict Matter concerned for so long as he reasonably believes such conflict of interest (or possible conflict of interest) subsists, and the Company will not treat anything done, or omitted to be done, by the director concerned in accordance with the Conflict Authorisation Terms as a breach of duty under the following sections of the 2006 Act: section 172 (duty to promote the success of the company), section 173 (duty to exercise independent judgement) and section 174 (duty to exercise reasonable care, skill and diligence). The Company will not treat the receipt by the director concerned of any benefit that he is permitted to receive by the Conflict Authorisation Terms as a breach of duty under section 176 of the 2006 Act (duty not to accept benefits from third parties). The director concerned shall comply with all Conflict Authorisation Terms.
Directors may contract with the Company
202.
Subject to the Companies Acts, and provided that he has disclosed to the Board the nature and extent of any material interest of his, a director notwithstanding his office:

(a)
may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested;

(b)
may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a director;

(c)
may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is otherwise interested; and

(d)
shall not, by reason of his office, be accountable to the Company for any benefit which he derives from any such office or employment or from any such transaction or arrangement or from any interest in any such body corporate and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests
203.
For the purposes of Article 202:

(a)
a general notice given to the Board that a director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the director has an interest in any such transaction of the nature and extent so specified; and

(b)
an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

GRATUITIES, PENSIONS AND INSURANCE
Gratuities and pensions
204.
The Board may (by establishment of, or maintenance of, schemes or otherwise) provide benefits, whether by the payment of gratuities or pensions or by insurance or otherwise, for any past or present director or employee of the Company or any of its subsidiary undertakings or any body corporate associated with, or any business acquired by, any of them, and for any member of his family (including a spouse and a former spouse) or any person who is or was dependent on him, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

205.
[Intentionally left blank]

Directors not liable to account
206.
No director or former director shall be accountable to the Company or the members for any benefit provided pursuant to Article 204. The receipt of any such benefit shall not disqualify any person from being or becoming a director of the Company.

Provision for employees
207.
The Board is hereby authorised to make such provision as may seem appropriate for the benefit of any persons employed or formerly employed by the Company or any of its subsidiary undertakings in connection with the cessation or the transfer of the whole or part of the undertaking of the Company or any subsidiary undertaking. Any such provision shall be made by a resolution of the Board in accordance with the Companies Acts.

PROCEEDINGS OF THE BOARD
Convening meetings
208.
Subject to the provisions of these Articles, the Board may regulate its proceedings as it thinks fit. The Chairman or any two directors may, and the secretary at the request of the Chairman or any two directors shall, call a meeting of the Board. Notice of a Board meeting shall be deemed to be properly sent to a director if it is sent to him personally or by word of mouth or sent in writing to him, at his last known address (whether within or outside the United Kingdom) or such other address (if any) as may for the time being be notified by him or on his behalf to the Company for that purpose. Questions arising at a meeting shall be decided by a majority of directors present at any meeting (provided that the meeting is quorate). Any director may waive notice of a meeting and any such waiver may be retrospective.

Quorum
209.
The quorum for the transaction of the business shall be a majority of the directors of the Company. A person who holds office as an alternate director shall, if his appointor is not present, be counted in the quorum in his capacity as an alternate director (on behalf of his appointor) in addition to in his capacity as a director of the Company. Any director who ceases to be a director at a Board meeting may continue to be present and to act as a director and be counted in the quorum until the termination of the Board meeting if no director objects.

Powers of directors if number falls below minimum
210.
The continuing directors or a sole continuing director may act notwithstanding any vacancies in their number.

Chairman and deputy chairman
211.
The Board may appoint one of their number to be the chairman, and one of their number to be the deputy chairman, of the Board and may at any time remove either of them from such office. Unless he is unwilling to do so, the director appointed as chairman, or in his stead the director appointed as deputy chairman, shall preside at every meeting of the Board at which he is present. If there is no director holding either of those offices, or if neither the chairman nor the deputy chairman is willing to preside or neither of them is present within five minutes after the time appointed for the meeting, the directors present may appoint one of their number to be chairman of the meeting.

Validity of acts of the Board
212.
All acts done by a meeting of the Board, or of a committee of the Board, or by a person acting as a director or alternate director, shall, notwithstanding that it be afterwards discovered that there was a defect in the appointment of any director or any member of the committee or alternate director or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and had continued to be a director or, as the case may be, an alternate director and had been entitled to vote.
Resolutions in writing
213.
A resolution in writing signed by all of the directors entitled to receive notice and vote at a meeting of the Board or of a committee of the Board shall be as valid and effectual as if it had been passed at a meeting of the Board or (as the case may be) a committee of the Board duly convened and held. For this purpose:

(a)
a resolution may be in hard copy form or in electronic form sent to such address (if any) as may for the time being be notified by the Company for that purpose;

(b)
a resolution may consist of several documents, each executed by one or more directors, or a combination of both;

(c)
a resolution signed by an alternate director need not also be signed by his appointor; and

(d)
a resolution signed by a director who has appointed an alternate director need not also be signed by the alternate director in that capacity.

Meetings by telephone, etc.
214.
Without prejudice to the first sentence of Article 209, a person entitled to be present at a meeting of the Board or of a committee of the Board shall be deemed to be present for all purposes if he is able (directly or by telephone) to speak to and be heard by all those present or deemed to be present simultaneously. A director so deemed to be present shall be entitled to vote and be counted in a quorum accordingly. Such a meeting shall be deemed to take place where it is convened to be held or (if no director is present in that place) where the largest group of those participating is assembled, or, if there is no such group, where the chairman of the meeting is. The word “meeting” in these Articles shall be construed accordingly.

Directors’ power to vote on contracts in which they are interested
215.
Except as otherwise provided by these Articles, a director shall not vote at a meeting of the Board or a committee of the Board on any resolution of the Board concerning a matter in which he has an interest (other than by virtue of his interests in shares or debentures or other securities of, or otherwise in or through, the Company or Carnival) which (together with any interest of any person connected with him) is to his knowledge material unless his interest arises only because the resolution concerns one or more of the following matters:

(a)
the giving of a guarantee, security or indemnity in respect of money lent or obligations incurred by him or any other person at the request of or for the benefit of, the Company or Carnival or any of their respective subsidiary undertakings;

(b)
the giving of a guarantee, security or indemnity in respect of a debt or obligation of the Company or Carnival or any of their respective subsidiary undertakings for which the director has assumed responsibility (in whole or part and whether alone or jointly with others) under a guarantee or indemnity or by the giving of security;

(c)
a contract, arrangement, transaction or proposal concerning an offer of shares, debentures or other securities of the Company or Carnival or any of their respective subsidiary undertakings for subscription or purchase, in which offer he is or may be entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which he is to participate;

(d)
a contract, arrangement, transaction or proposal concerning any other body corporate in which he or any person connected with him is interested, directly or indirectly, and whether as an officer, shareholder, creditor or otherwise, if he and any persons connected with him do not to his knowledge hold an interest (as that term is used in Part 22 of the

2006 Act) representing one per cent or more of either any class of the equity share capital of such body corporate (or any other body corporate through which his interest is derived) or of the voting rights available to members of the relevant body corporate (any such interest being deemed for the purpose of this Article to be material interest in all circumstances);
(e)
a contract, arrangement, transaction or proposal for the benefit of employees of the Company or Carnival or any of their respective subsidiary undertakings which does not award him any privilege or benefit not generally accorded to the employees to whom the arrangement relates;

(f)
a contract, arrangement, transaction or proposal concerning any insurance which the Company or Carnival is empowered to purchase or maintain for, or for the benefit of, any directors of the Company or of Carnival, or for persons who include directors of the Company or of Carnival;

(g)
any proposal for the Company (i) to provide him with an indemnity permitted by the Companies Acts, (ii) to provide him with funds in circumstances permitted by the Companies Acts to meet his defence expenditure in respect of any civil or criminal proceedings or regulatory investigation or other regulatory action or in connection with any application for any category of relief referred to in Part 10 of the 2006 Act, or (iii) to do anything to enable him to avoid incurring any such expenditure.

Interests of connected person and alternate director
216.
For the purposes of this Article, an interest of a person who is, for any purpose of the Companies Acts (excluding any statutory modification of the Companies Acts not in force when this Article is adopted), connected with a director shall be treated as an interest of the director and, in relation to an alternate director, an interest of his appointor shall be treated as an interest of the alternate director without prejudice to any interest which the alternate director has otherwise.

Division of proposals
217.
Where proposals are under consideration concerning the appointment (including without limitation fixing or varying the terms of appointment) of two or more directors to offices or employments with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately. In such cases each of the directors concerned shall be entitled to vote in respect of each resolution except that concerning his own appointment.

SECRETARY
Appointment and removal of secretary
218.
Subject to the Companies Acts, the secretary shall be appointed by the Board for such term, at such remuneration and on such conditions as it may think fit. Any secretary so appointed may be removed by the Board, but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

MINUTES
Minutes required to be kept
219.
The Board shall cause minutes to be made in books kept for the purpose of:

(a)
all appointments of officers made by the Board; and

(b)
all proceedings at meetings of the Company, the holders of any class of shares in the capital of the Company, the Board and committees of the Board, including the names of the directors present at each such meeting.

Conclusiveness of minutes
220.
Any such minutes, if purporting to be signed by the chairman of the meeting to which they relate or of the meeting at which they are read, shall be sufficient evidence of the proceedings at the meeting without any further proof of the facts stated in them.

THE SEAL
Authority required for execution of deed
221.
The seal shall only be used by the authority of a resolution of the Board or a duly appointed committee of the Board. The Board may determine who shall sign any instrument executed under the seal. If they do not, it shall be signed by at least one director and the secretary or by at least two directors. Any instrument may be executed under the seal by impressing the seal by mechanical means or by printing the seal or a facsimile of it on the instrument or by applying the seal or a facsimile of it by any other means to the instrument. For the purpose of this Article only, “secretary” shall have the same meaning as in the Companies Acts and not the meaning given to it by Article 2.

Certificates for shares and debentures
222.
The Board may by resolution determine either generally or in any particular case that any certificate for shares or debentures or representing any other form of security may have any signature affixed to it by some mechanical means, or printed on it or, in the case of a certificate executed under the seal, need not bear any signature.

Official seal for use abroad
223.
The Company may exercise the powers conferred by the Companies Acts with regard to having an official seal for use abroad.

REGISTERS
Overseas and local registers
224.    (a)
Subject to the Companies Acts, the Company may keep overseas or local or other registers in any place, and the Board may make, amend and revoke any regulations it thinks fit about the keeping of that register.

(b)
Except as permitted by the Board in its absolute discretion, the P&O Princess Special Voting Share shall be registered in an overseas register in the Cayman Islands for such time as the P&O Princess Trustee is the holder of such share.

Authentication and certification of copies and extracts
225.
Any director or the secretary or any other person appointed by the Board for the purpose shall have power to authenticate and certify as true copies of and extracts from:

(a)
any document comprising or affecting the constitution of the Company whether in hard copy form or in electronic form;

(b)
any resolution passed by the Company, the holders of any class of shares in the capital of the Company, the Board or any committee of the Board whether in hard copy form or in electronic form; and

(c)
any book, record and document relating to the business of the Company whether in hard copy form or in electronic form (including without limitation the accounts), and if certified in this way, a document purporting to be a copy of a resolution, or the minutes or an extract from the minutes of a meeting of the Company, the holders of any class of shares in the capital of the Company, the Board or a committee of the Board, whether in hard copy form or in electronic form, shall be conclusive evidence in favour of all persons dealing with the Company in reliance on it or them that the resolution was duly passed or that the minutes are, or the extract from the minutes is, a true and accurate record of proceedings at a duly constituted meeting.
DIVIDENDS
Declaration of dividends
226.
Subject to the Companies Acts and the Equalization Agreement, the Company may by ordinary resolution declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the Board.

227.
The Board shall announce any dividends on ordinary shares in US dollars (or such other currency as it shall determine from time to time) together with a sterling equivalent for any such dividend in accordance with Article 232 below.

228.
The Board may at its discretion make provisions to enable a member to receive dividends duly payable in a currency or currencies other than dollars or sterling.

229.
Holders of ordinary shares shall be entitled to be paid dividends in sterling for so long as sterling remains the national currency of the United Kingdom or in any replacement currency if sterling ceases to be the only national currency of the United Kingdom.

Interim dividends
230.
Subject to the Companies Acts, the Equalization Agreement and Articles 234 to 236 (inclusive), the Board may pay interim dividends if it appears to the Board that they are justified by the profits of the Company available for distribution. If the share capital is divided into different classes, the Board may pay interim dividends on shares which confer deferred or non-preferred rights with regard to dividend as well as on shares which confer preferential rights with regard to dividend, but no interim dividend shall be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrear. The Board may also pay at intervals settled by it any dividend payable at a fixed rate if it appears to the Board that the profits available for distribution justify the payment. If the Board acts in good faith it shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

Apportionment of dividends
231.
Except as otherwise provided by the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid; but no amount paid on a share in advance of the date on which a call is payable shall be treated for the purposes of this Article as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; but, if any share is allotted or issued on terms providing that it shall rank for dividend as from a particular date, that share shall rank for dividend accordingly.

Exchange rate dividend calculation
232.
For the purposes of the calculation of the amount receivable in respect of any dividend payable in a currency or currencies other than US dollars, the rate of exchange to be used to determine the relevant currency equivalent of any sum payable as a dividend shall be such market rate (whether spot or forward) selected by the Board as it shall consider appropriate by reference to such market rate or rates or the mean of such market rates prevailing at such time or times or on such date or dates as the Board may in its discretion select.

Ranking of shares for dividends
233.
The rights attaching to the shares of the Company, as regards the participation in the profits available for distribution and resolved to be distributed, are as follows:

(a)
the holders of preference shares shall be entitled, in priority to any payment of dividends to the holders of any other class of shares, to a preferred right to participate as regards dividends up to but not beyond a specified amount; and

(b)
any surplus remaining after payment of the dividends under paragraph (a) shall be payable to the holders of the P&O Princess Ordinary Shares in equal amounts per share.

Matching cash dividends or distributions of an income nature
234.
Subject to the other provisions of these Articles, the Company shall not pay or make any Distribution in cash unless Carnival also pays or makes a Distribution in cash at or about the same time and the ratio of the Equalization Distribution Amount so paid or made by the Company to the Equalization Distribution Amount so paid or made by Carnival (converted, if applicable, at the Applicable Exchange Rate for such Distributions and rounded to five decimal places) equals the Equalization Ratio in effect on the Distribution Determination Date for such Distributions (each, an “Equivalent Distribution”).

235.
The Company shall not declare or otherwise become obligated to pay or make a Distribution in cash unless (i) on the date on which such declaration is made or such obligation is created, Carnival has sufficient distributable reserves to make an Equivalent Distribution with respect to such Distribution; or (ii) the Company agrees to pay, and does pay, to Carnival (before Carnival pays or makes such Distribution) the minimum amount required by Carnival so that it will have sufficient distributable reserves to pay or make such an Equivalent Distribution. Notwithstanding compliance with the preceding sentence, if Carnival shall have declared or otherwise become obligated to pay or make such Equivalent Distribution when due, then the Company shall pay to Carnival the minimum amount required by Carnival so that Carnival will have sufficient distributable reserves to pay or make such Equivalent Distribution; provided however that if the Company does not have sufficient distributable reserves to pay or make in full both the Equivalent Distribution that it declared or became obligated to make and the payment required by this sentence, then (i) the Company shall only pay or make the portion of that Equivalent Distribution (and any related payment that would have been required by this sentence in respect of such portion if it were the entire Equivalent Distribution that it had declared or became obligated to make) that it can make with its distributable reserves and (ii) Carnival shall only pay or make the portion of its Equivalent Distribution that it can make out of its distributable reserves following receipt of such payment.

236.
For purposes of Article 235, the amount the Company is required to pay Carnival shall be determined after taking into account all Taxes payable by, and all Tax credits of, the Company and Carnival with respect to the payment or receipt of such payment and any such payment may be made on the Equalization Share issued by the Company if both the Board and the Board of Carnival deem it appropriate.

Timing of dividends and distributions
237.
The Board, insofar as is practical, will:

(a)
in relation to any proposed cash Distribution, agree with the Board of Carnival the amount of the Equivalent Distribution to be made by each company;

(b)
determine to pay or recommend to pay Equivalent Distributions at a meeting of the Board convened as close in time as is practicable to the respective meeting of the Board of Carnival;

(c)
announce and pay any Equivalent Distributions simultaneously or as close in time as is practicable to the announcement or payment of any Equivalent Distribution made by the Board of Carnival;

(d)
ensure that the record dates for receipt of the Equivalent Distribution, in respect of the Company and Carnival, are on the same date; and

(e)
generally co-ordinate the timing of all other aspects of the payment or making of Equivalent Distributions with the Board of Carnival.

Dividends in specie
238.
Subject to the provisions of Articles 124 to 129 and the provisions of the Equalization Agreement, a general meeting declaring a dividend may, on the recommendation of the Board, by ordinary resolution direct that it shall be satisfied wholly or partly by the distribution of assets, including without limitation paid up shares or debentures of another body corporate. The Board may make any arrangements it thinks fit to settle any difficulty arising in connection with the distribution, including without limitation (a) the fixing of the value for distribution of any assets, (b) the payment of cash to any member on the basis of that value in order to adjust the rights of members, and (c) the vesting of any asset in a trustee.

Scrip dividends: authorising resolution
239.
Subject to the Companies Acts and the provisions of Articles 124 to 129, the Board may, if authorised by an ordinary resolution of the Company (the “Resolution”), offer any holder of ordinary shares the right to elect to receive Ordinary Shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the Board) of all or any dividend specified by the Resolution. The offer shall be on the terms and conditions and be made in the manner specified in Article 240 or, subject to those provisions, specified in the Resolution.

Scrip dividends: procedures
240.
The following provisions shall apply to the Resolution and any offer made pursuant to it and Article 239:

(a)
The Resolution may specify a particular dividend, or may specify all or any dividends declared within a specified period.

(b)
Each holder of Ordinary Shares shall be entitled to that number of new shares as are together as nearly as possible equal in value to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder elects to forgo (each a “new share”). For this purpose, the value of each new share shall be:

(i)
equal to the average quotation for the Company’s Ordinary Shares, that is, the average of the middle market quotations for those shares on the London Stock Exchange, as derived from the Daily Official List, on the day on which such shares are first quoted ex the relevant dividend and the four subsequent dealing days; or

(ii)
calculated in any other manner specified by the Resolution,

but shall never be less than the par value of the new share. A certificate or report by the auditors as to the value of a new share in respect of any dividend shall be conclusive evidence of that value.
(c)
On or as soon as practicable after announcing that any dividend is to be declared or recommended, the Board, if it intends to offer an election in respect of that dividend, shall also announce that intention. If, after determining the basis of allotment, the Board decides to proceed with the offer, it shall notify the holders of Ordinary Shares of the terms and conditions of the right of election offered to them, specifying the procedure to be followed and place at which, and the latest time by which, elections or notices amending or terminating existing elections must be lodged in order to be effective.
(d)
The Board shall not proceed with any election unless the Company has sufficient unissued Ordinary Shares authorised for issue and sufficient reserves or funds that may be appropriated to give effect to it after the basis of allotment is determined.

(e)
The Board may exclude from any offer any holders of Ordinary Shares where the Board believes the making of the offer to them would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them.

(f)
The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable in cash on Ordinary Shares in respect of which an election has been made (the “elected shares”) and instead such number of new shares shall be allotted to each holder of elected shares as is arrived at on the basis stated in Article 240(b). For that purpose the Board shall appropriate out of any amount for the time being standing to the credit of any reserve or fund (including without limitation the profit and loss account), whether or not it is available for distribution, a sum equal to the aggregate nominal amount of the new shares to be allotted and apply it in paying up in full the appropriate number of new shares for allotment and distribution to each holder of elected shares as is arrived at on the basis stated in Article 240(b).

(g)
The new shares when allotted shall rank equally in all respects with the fully paid shares of the same class then in issue except that they shall not be entitled to participate in the relevant dividend.

(h)
No fraction of an Ordinary Share shall be allotted. The Board may make such provision as it thinks fit for any fractional entitlements including without limitation payment in cash to holders in respect of their fractional entitlements, provision for the accrual, retention or accumulation of all or part of the benefit of fractional entitlements to or by the Company or to or by or on behalf of any holder or the application of any accrual, retention or accumulation to the allotment of fully paid shares to any holder.

(i)
The Board may do all acts and things it considers necessary or expedient to give effect to the allotment and issue of any share pursuant to this Article or otherwise in connection with any offer made pursuant to this Article and may authorise any person, acting on behalf of the holders concerned, to enter into an agreement with the Company providing for such allotment or issue and incidental matters. Any agreement made under such authority shall be effective and binding on all concerned.

(j)
The Board may, at its discretion, amend, suspend or terminate any offer pursuant to this Article.

Permitted deductions and retentions
241.
The Board may deduct from any dividend or other moneys payable to any member in respect of a share any moneys presently payable by him to the Company in respect of that share. Where a person is entitled by transmission to a share, the Board may retain any dividend payable in respect of that share until that person (or that person’s transferee) becomes the holder of that share.

Procedure for payment to holders and others entitled
242.
Any dividend or other moneys payable in respect of a share may be paid:

(a)
in cash; or

(b)
by cheque or warrant made payable to or to the order of the holder or person entitled to payment; or

(c)
by any direct debit, bank or other funds transfer system to the holder or person entitled to payment or, if practicable, to a person designated by notice to the Company by the holder or person entitled to payment; or

(d)
by any other method approved by the Board and agreed (in such form as the Company thinks appropriate) by the holder or person entitled to payment including (without limitation) in respect of an uncertificated share by means of the relevant system (subject to the facilities and requirements of the relevant system).

Joint entitlement
243.
If two or more persons are registered as joint holders of any share, or are entitled by transmission jointly to a share, the Company may:

(a)
pay any dividend or other moneys payable in respect of the share to any one of them and any one of them may give effectual receipt for that payment; and

(b)
for the purposes of Article 242, rely in relation to the share on the written direction, designation or agreement of, or notice to the Company by, any one of them.

Payment by post
244.
A cheque or warrant may be sent by post to:

(a)
where a share is held by a sole holder, the registered address of the holder of the share; or

(b)
if two or more persons are the holders, to the registered address of the person who is first named in the register; or

(c)
if a person is entitled by transmission to the share, as if it were a notice to be given under Articles 254 to 260; or

(d)
in any case, to such person and to such address as the person entitled to payment may direct by notice to the Company.

Discharge to Company and risk
245.
Payment of a cheque or warrant by the bank on which it was drawn or the transfer of funds by the bank instructed to make the transfer or, in respect of an uncertificated share, the making of payment in accordance with the facilities and requirements of the relevant system (which, if the relevant system is CREST, shall be the creation of an assured payment obligation in respect of the dividend or other moneys payable in favour of the settlement bank of the member or other person concerned) shall be a good discharge to the Company. Every cheque or warrant sent in accordance with these Articles shall be at the risk of the holder or person entitled. The Company shall have no responsibility for any sums lost or delayed in the course of payment by any other method used by the Company in accordance with Article 242.

Interest not payable
246.
No dividend or other moneys payable in respect of a share shall bear interest against the Company unless otherwise provided by the rights attached to the share.

Forfeiture of unclaimed dividends
247.
Any dividend which has remained unclaimed for 12 years from the date when it became due for payment shall, unless the Board resolves otherwise, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect of it. The Company shall be entitled to cease sending dividend warrants and cheques by post or otherwise to a member if those instruments have been returned undelivered to, or left uncashed by, that member on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the member’s new address. The entitlement conferred on the Company by this Article in respect of any member shall cease if the member claims a dividend or cashes a dividend warrant or cheque.
CAPITALISATION OF PROFITS AND RESERVES
Power to capitalise
248.
Subject to the provisions of Articles 124 to 129 and the provisions of the Equalization Agreement, the Board may with the authority of an ordinary resolution of the Company:

(a)
subject to the provisions of this Article, resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or other fund, including without limitation the Company’s share premium account and capital redemption reserve, if any;

(b)
appropriate the sum resolved to be capitalised to the members or any class of members on the record date specified in the relevant resolution who would have been entitled to it if it were distributed by way of dividend and in the same proportions;

(c)
apply that sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares, debentures or other obligations of the Company of a nominal amount equal to that sum but the share premium account, the capital redemption reserve, and any profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued shares to be allotted to members credited as fully paid;

(d)
allot the shares, debentures or other obligations credited as fully paid to those members, or as they may direct, in those proportions, or partly in one way and partly in the other;

(e)
where shares or debentures become, or would otherwise become, distributable under this Article in fractions, make such provision as they think fit for any fractional entitlements including without limitation authorising their sale and transfer to any person, resolving that the distribution be made as nearly as practicable in the correct proportion but not exactly so, ignoring fractions altogether or resolving that cash payments be made to any members in order to adjust the rights of all parties;

(f)
authorise any person to enter into an agreement with the Company on behalf of all the members concerned providing for either:

(i)
the allotment to the members respectively, credited as fully paid, of any shares, debentures or other obligations to which they are entitled on the capitalisation; or

(ii)
the payment up by the Company on behalf of the members of the amounts, or any part of the amounts, remaining unpaid on their existing shares by the application of their respective proportions of the sum resolved to be capitalised, and any agreement made under that authority shall be binding on all such members;
and
(g)
generally do all acts and things required to give effect to the ordinary resolution.

RECORD DATES
Record dates for dividends, etc.
249.
Notwithstanding any other provision of these Articles, the Company or the Board may:

(a)
fix any date as the record date for any dividend, distribution, allotment or issue, which may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made;

(b)
for the purpose of determining which persons are entitled to attend and vote at a general meeting of the Company, or a separate general meeting of the holders of any class of shares in the capital of the Company, and how many votes such persons may cast, specify in the notice of meeting a time, not more than 48 hours before the time fixed for the meeting, by which a person must be entered on the register in order to have the right to attend or vote at the meeting; changes to the register after the time specified by virtue of this Article 249(b) shall be disregarded in determining the rights of any person to attend or vote at the meeting. For the purposes of calculating any period of time for the purposes of this Article, but only if permitted by the Companies Acts, no account need be taken by the Company of any part of a day that is not a working day; and

(c)
for the purpose of sending notices of general meetings of the Company, or separate general meetings of the holders of any class of shares in the capital of the Company, under these Articles, determine that persons entitled to receive such notices are those persons entered on the register at the close of business on a day determined by the Company or the Board, which day may not be more than 21 days before the day that notices of the meeting are sent.

ACCOUNTS
Rights to inspect records
250.
No member shall (as such) have any right to inspect any accounting records or other book or document of the Company except as conferred by the Companies Acts or authorized by the Board or by ordinary resolution of the Company or order of a court of competent jurisdiction.

Sending of annual accounts
251.
Subject to the Companies Acts, a copy of the Company’s annual accounts, together with a copy of the directors’ report for that financial year and the auditors’ report on those accounts shall, at least 21 days before the date of the meeting at which copies of those documents are to be laid in accordance with the Companies Acts, be sent to every member and to every holder of the Company’s debentures of whose address the Company is aware, and to every other person who is entitled to receive notice of meetings from the Company under the Companies Acts or of these Articles or, in the case of joint holders of any share or debenture, to one of the joint holders.

Summary financial statements
252.
Subject to the Companies Acts, the requirements of Article 251 shall be deemed satisfied in relation to any person by sending to the person, instead of such copies, a summary financial statement derived from the Company’s annual accounts and the directors’ report, which shall be in the form and containing the information prescribed by the Companies Acts.

COMMUNICATIONS
Notice to be in writing
253.
Any notice to be sent to or by any person pursuant to these Articles (other than a notice calling a meeting of the Board) shall be in writing.

Communications to and from members
254.
Subject to the Companies Acts and unless otherwise provided for in these Articles, the Company may send or supply any document or information that is required or authorised to be sent or supplied by it to a member or any other person by any provisions of the Companies Acts or pursuant to these Articles or to any other rules or regulations to which the Company may be subject in such form and by such means, including by electronic means and/or by making it available on a website or otherwise, as the Company may absolutely determine. The Company Communication Provisions shall be deemed to apply, to the extent relevant, to the sending or supply of any such document or information that is required or authorised to be sent or supplied pursuant to these Articles or any such rules or regulations. At any time the Company may choose at its sole discretion to send any document or information in hard copy form alone to some or all members.
255.
Subject to the Companies Acts and unless otherwise provided for in these Articles, any document or information which is to be sent or supplied to the Company by or on behalf of any member or any person entitled by transmission to a share to the Company pursuant to these Articles shall be sent or supplied in such form(s) and by such means as the Company may determine in its absolute discretion, provided that:

(a)
such form(s) and means are permitted by the Companies Acts, if applicable, for the purpose of sending or supplying a document or information of the type concerned pursuant to the Company Communication Provisions; and

(b)
any applicable condition or limitation specified in the Companies Acts (including, without limitation, as to the address to which the document or information may be sent) is satisfied, unless otherwise permitted by the Board.

256.
Where these Articles require a notice or other document to be signed or authenticated by a member or other person then any notice or other document sent or supplied in electronic form is sufficiently authenticated in any manner authorised by the Company Communications Provisions or in such other manner as may be approved by the Board. The Board may designate mechanisms for validating any such notice or other document, and any such notice or other document not so validated by use of such mechanisms shall be deemed not to have been received by the Company. Where a document or information is sent or supplied to the Company by one person on behalf of another, the Company may require such evidence of the former’s authority to act on the latter’s behalf as the Board decides is reasonable.

Notice to joint holders
257.
Anything which would need (but for this Article) to be agreed or specified by the joint holders of a share with regard to any notice, document or information to be sent or supplied by the Company shall be taken for all purposes to be agreed or specified by all the joint holders where it has been agreed or specified by the joint holder whose name stands first in the register of members in respect of the share. Any notice, document or information which is authorised or required to be sent or supplied to joint holders of a share may be sent or supplied to the joint holder whose name stands first in the register of members in respect of the share, to the exclusion of the other joint holders. For such purpose, a joint holder having no registered address in the United Kingdom and not having supplied a service address within the United Kingdom may, subject to the Companies Acts, be disregarded. This Article shall have effect in place of the Company Communications Provisions regarding joint holders of shares.

Registered address outside United Kingdom
258.
Subject to the Companies Acts, the Company shall not be required to send notices, documents or information to a member who (having no registered address within the United Kingdom) has not supplied to the Company a service address within the United Kingdom.

Notice to persons entitled by transmission
259.
Any notice, document or information may be sent by the Company to any person who claims to be entitled by transmission to a share by sending such notice, document or information in any manner the Company may choose authorised by these Articles, addressed to them by name, or by the title of representative of the deceased, or trustee of the bankrupt or by any similar description, provided that such person who claims to be entitled to a share shall first supply to the Company:

(a)
such evidence as the Board may reasonably require to show his title to the share; and

(b)
a service address within the United Kingdom.

Any notice, document or information so sent or supplied shall for all purposes be deemed to be duly sent or supplied to all persons interested (whether jointly with or as claiming through or under him) in the share.
Until the information required under paragraphs (a) and (b) above has been so supplied, any notice, document or information may be given in any manner in which it might have been given if the death or bankruptcy or other event giving rise to the transmission had not occurred. This Article shall have effect in place of the Company Communication Provisions regarding death or bankruptcy of a holder of shares in the Company.
Transferees etc. bound by prior notice
260.
Every person who becomes entitled to a share shall be bound by any notice in respect of that share which, before his name is entered in the register, has been sent to a person from whom he derives his title, provided that no person who becomes entitled by transmission to a share shall be bound by any Disclosure Notice issued under Article 154 to a person from whom he derives his title.

Evidence of receipt
261.
Any notice, document or information (including a share certificate) which is sent or supplied by the Company in hard copy form, or in electronic form but to be delivered other than by electronic means, and which is sent by pre-paid post and properly addressed shall be deemed to have been received by the intended recipient at the expiration of 24 hours (or, where first class mail is not employed, 48 hours) after the time it was posted, and in proving such receipt it shall be sufficient to show that such notice, document or information was properly addressed, pre-paid and posted. Any notice, document or information which is sent or supplied by the company by electronic means shall be deemed to have been received by the intended recipient 24 hours after it was transmitted, and in proving such receipt it shall be sufficient to show that such notice, document or information was properly addressed. Any notice, document or information which is sent or supplied by the Company by means of a website shall be deemed to have been received when the material was first made available on the website or, if later, when the recipient received (or is deemed to have received) notice of the fact that the material was available on the website. Any accidental failure on the part of the Company to send, or the non-receipt by any person entitled to, any notice of or other document or information relating to any meeting or other proceeding shall not invalidate the relevant meeting or proceeding. This Article shall have effect in place of the Company Communications Provisions relating to deemed delivery of notices, documents or information.

262.
For the purposes of calculating the time when any notice, document or information sent or supplied by the Company is deemed to have been received by the intended recipient for the purposes of these Articles (regardless of whether the period is expressed in hours or days) full account shall be taken of any day, and any part of a day, that is not a working day. This Article shall have effect in place of the Company Communications Provisions regarding the calculation of the time when any such notice, document or information is deemed to have been received by the intended recipient.

Notice during disruption of postal services
263.
If at any time the Company is unable to give notice by post in hard copy form of a general meeting as a result of the suspension or curtailment of postal services within the United Kingdom, then such notice shall be deemed to have been sent to all persons who are entitled to receive such notice in hard copy form if it is advertised on the same date in at least one leading daily newspaper widely circulated in the United Kingdom and, where the Company keeps an overseas branch register, in at least one leading daily newspaper widely circulated in the territory in which such register is maintained. Such notice shall be deemed to have been duly served on all persons entitled to receive notice of such general meeting at noon on the day on which the first of such advertisement appears. In any such case the Company shall:
(a)
make such notice available on its website from the date of such advertisement until the conclusion of the meeting; and

(b)
send confirmatory copies of the notice by post in hard copy form if at least seven days before the meeting the posting of notices to addresses throughout the United Kingdom again becomes practicable.

264.
[Intentionally left blank]

265.
[Intentionally left blank]

DESTRUCTION OF DOCUMENTS
Power of Company to destroy documents
266.
The Company shall be entitled to destroy:

(a)
all instruments of transfer of shares which have been registered, and all other documents on the basis of which any entry is made in the register, at any time after the expiration of six years from the date of registration;

(b)
all dividend mandates, variations or cancellations of dividend mandates, and notifications of change of address at any time after the expiration of two years from the date of recording;

(c)
all share certificates which have been cancelled at any time after the expiration of one year from the date of the cancellation;

(d)
all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment;

(e)
all proxy appointments which have been used for the purpose of a poll at any time after the expiration of one year from the date of use; and

(f)
all proxy appointments which have not been used for the purpose of a poll at any time after one month from the end of the meeting to which the proxy appointment relates and at which no poll was demanded.

Presumption in relation to destroyed documents
267.
It shall conclusively be presumed in favour of the Company that:

(a)
every entry in the register purporting to have been made on the basis of an instrument of transfer or other document destroyed in accordance with Article 266 was duly and properly made;

(b)
every instrument of transfer destroyed in accordance with Article 266 was a valid and effective instrument duly and properly registered;

(c)
every share certificate destroyed in accordance with Article 266 was a valid and effective certificate duly and properly cancelled; and

(d)
every other document destroyed in accordance with Article 266 was a valid and effective document in accordance with its recorded particulars in the books or records of the Company,

but:

(e)
the provisions of this Article apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties) to which the document might be relevant;

(f)
nothing in this Article shall be construed as imposing on the Company any liability in respect of the destruction of any document earlier than the time specified in Article 266 or in any other circumstances which would not attach to the Company in the absence of this Article; and

(g)
any reference in Articles 266 and 267 to the destruction of any document includes a reference to its disposal in any manner.

UNTRACED SHAREHOLDERS
Power to dispose of shares of untraced shareholders
268.
The Company shall be entitled to sell, at the best price reasonably obtainable, the shares of a member or the shares to which a person is entitled by transmission if:

(a)
during any period of 12 years, at least three consecutive dividends in respect of the shares in question have been declared and all dividend warrants and cheques which have been sent in the manner authorized by these Articles in respect of the shares in question have remained uncashed;

(b)
the Company has, on or after the expiry of the said period of 12 years, sent a notice to the last known address of the member stating its intention to sell the relevant share(s). Before sending such notice, the Company must have used such efforts as it considers reasonable to trace the relevant member or person entitled to the share(s) by law, engaging, if the Company considers appropriate (in its sole discretion), a professional asset reunification company or other tracing agent. The notices and tracing efforts referred to in this Article 268 shall include any notices sent and any actions taken by the Company prior to the date of adoption of these Articles; and

(c)
the Company has not, during the relevant 12-year period and the further period of three months after sending the notice referred to in Article 268(b) (or, if more than one notice has been sent, the date of the first notice) and prior to the exercise of the power of sale, received any communication from the member or person entitled by transmission.

If, during any 12-year period or three month period referred to in Articles 268(a) and 268(c), further shares have been issued in respect of those held at the beginning of such 12-year period or of any subsequently issued during such periods and all the other requirements of this Article have been satisfied in respect of the further shares, the Company may also sell such further shares.
Transfer on sale
269.
To give effect to any sale pursuant to Article 268, the Board may:

(a)
where the shares are held in certificated form, authorise any person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer; or

(b)
where the shares are held in uncertificated form, do all acts and things it considers necessary or expedient to rematerialise shares into certificated form and/or to effect the transfer of the shares to, or in accordance with the directions of, the buyer.

Effectiveness of transfer
270.
An instrument of transfer executed by that person in accordance with Article 269(a) shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares. An exercise by the Company of its powers in accordance with Article 269(b) shall be as effective as if exercised by the registered holder of or person entitled by transmission to the shares. The transferee shall not be bound to see to the application of the purchase money, and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale.
Proceeds of sale
271.
The net proceeds of sale shall belong to the Company which shall be obliged to account to the former member or other person previously entitled for an amount equal to the proceeds, subject to the terms of this Article 271. The Company shall enter the name of such former member or other person in the books of the Company as a creditor for that amount. In relation to the debt, no trust is created and no interest is payable. The Company shall not be required to account for any money earned on the net proceeds of sale, which may be used in the Company’s business or invested in such a way as the Board from time to time thinks fit. The Company shall, as soon as reasonably practicable following the sale of the relevant shares, give notice to the former member or other person previously entitled of their entitlement to claim for the net proceeds of sale by means of a notice on the Company’s website and either an advertisement in any one national daily newspaper in the United Kingdom or an announcement to a Regulatory Information Service. If no valid claim for the money has been received by the Company during a period of one year from (but excluding) the date of such notice under this Article, the net proceeds of sale, together with any dividends or other sums that have not been cashed or claimed in respect of those shares and that have not already been forfeited under these Articles, will be forfeited and will belong to the Company.

LIQUIDATION
272.
If either or both of the Company and/or Carnival goes into any voluntary or involuntary Liquidation, the Company and Carnival will, subject to Article 273 below, make and receive such payments or take such other actions required to ensure that the holders of Ordinary Shares of each company would, had each entity gone into Liquidation on the same date, be entitled to receive a Liquidation Distribution which is equivalent on a per share basis in accordance with the then existing Equalization Ratio, having regard to the Liquidation Exchange Rate but ignoring any shareholder Tax or Tax Benefit.

Liquidation Procedure
273.
To establish the amount payable under Article 272, each of the Company and Carnival will determine the amount of assets (if any) it will have available for distribution in a Liquidation on the date of Liquidation (or notional date of Liquidation) to holders of its Ordinary Shares after payment of all its debts and other financial obligations, including any tax costs associated with the realisation of any assets on a Liquidation and any payments due on any preference shares (its “Net Assets”). To the extent that the Net Assets of one company would enable it to make a Liquidation Distribution to the holders of its Ordinary Shares that is greater than the Liquidation Distribution that the other company could pay from its Net Assets to the holders of its Ordinary Shares, adjusting such comparative Liquidation Distribution in accordance with the then existing Equalization Ratio and having regard to the Liquidation Exchange Rate, but ignoring any shareholder Tax (including any withholding Tax required to be deducted by the company concerned) or Tax Benefit then subject to Article 274 such company will make a balancing payment (or take any other balancing action described in Article 275 below) in such amount as will ensure that both companies can make equivalent Liquidation Distributions to the holders of their Ordinary Shares in accordance with the then existing Equalization Ratio and having regard to the Liquidation Exchange Rate, but ignoring any shareholder Tax (including any withholding Tax required to be deducted by the company concerned) or Tax Benefit, PROVIDED ALWAYS THAT no company need make a balancing payment (or take any other action) as described in this Article 273 if it would result in neither the holders of Carnival Common Stock nor the holders of P&O Princess Ordinary Shares being entitled to receive any Liquidation Distribution at all.

274.
For purposes of Article 273, the amount a company is required to pay the other company shall be determined after taking into account all Taxes payable by, and all Tax credits, losses or deductions of, the parties with respect to the payment or receipt of such payment and any such payment may be made on the Equalization Share issued by the paying company if both the Board and the Board of Carnival deem it appropriate.

Liquidation actions
275.
In giving effect to the principle regarding a Liquidation of the Company and/or Carnival described above, the Company and/or Carnival shall take such action as may be required to give effect to that principle, which may include:

(a)
making a payment (of cash or in specie) to the other company;

(b)
issuing shares (which may include the Equalization Share) to the other party or to holders of Ordinary Shares of the other company and making a distribution or return on such Ordinary Shares; or

(c)
taking any other action that the Board and the Board of Carnival shall both consider appropriate to give effect to that principle,

provided that any action other than a payment of cash by one company to the other shall require the prior approval of the Board and the Board of Carnival.
Disposal of assets by liquidator
276.
The power of sale of a liquidator shall include a power to sell wholly or partially for shares or debentures or other obligations of another body corporate, either then already constituted or about to be constituted for the purpose of carrying out the sale.

SHARE CONTROL LIMIT
Trigger of limit
277.
Subject to Article 278, if any person (an “Acquiring Person”) acquires additional Ordinary Shares or voting control over additional Ordinary Shares and, after giving effect to such acquisition (or, if the Company is subject to the City Code, acquires Ordinary Shares or voting control over Ordinary Shares) such Acquiring Person, whether solely or together with any person or persons Acting in Concert with such Acquiring Person, holds or exercises voting control over Ordinary Shares which equal or are in excess of the Combined Group City Code Limit (such acquisition of Ordinary Shares or voting control over Ordinary Shares, a “Triggering Acquisition”), then all (i) Ordinary Shares held by the Acquiring Person or over which the Acquiring Person exercises voting control, and (ii) Ordinary Shares held by any party or parties Acting in Concert with such Acquiring Person or over which any party or parties Acting in Concert with such Acquiring Person exercise(s) voting control (the “Acquiring Person Attributable Shares”) shall automatically be designated as “Combined Group Restricted Shares” for the purposes of Articles 277 to 287. A Triggering Acquisition can occur more than once and the provisions set forth in Articles 277 to 287 shall apply to every separate Triggering Acquisition or series of Triggering Acquisitions.

Qualifying Takeover Offer
278.
Notwithstanding the provisions of Article 277, if:

(a)
prior to or simultaneously with a Triggering Acquisition, such Acquiring Person has made a Qualifying Takeover Offer (and, in the event that the Qualifying Takeover Offer was made prior to the Triggering Acquisition, such Qualifying Takeover Offer has not been withdrawn, abandoned or terminated prior to or simultaneously with the Triggering Acquisition), or

(b)
where the circumstances described in Article 278(a) have not occurred, such Acquiring Person (i) within 10 days after the date on which the applicable Triggering Action occurs,

makes a binding public announcement to commence a Qualifying Takeover Offer, and (ii) within 28 days after making the public announcement referred to in 278(b)(i), commences a Qualifying Takeover Offer, then the Acquiring Person Attributable Shares shall not be designated Combined Group Restricted Shares for the purposes of Articles 278 to 287 hereof until the earliest to occur (if at all) of (x) a withdrawal, abandonment or termination of such Qualifying Takeover Offer other than in accordance with its terms, or (y) any amendment, modification or supplement to the terms of either offer constituting the Qualifying Takeover Offer such that, as amended, modified or supplemented, the offers would not constitute a Qualifying Takeover Offer; provided that immediately upon the earliest to occur of the events described in (x) or (y) above, such Acquiring Person Attributable Shares shall be automatically designated as Combined Group Restricted Shares.
Determination of Combined Group Excess Shares
279.
In the event that any Ordinary Shares are designated Combined Group Restricted Shares pursuant to Articles 277 or 278:

(a)
If the Combined Group Restricted Shares (i) consist entirely of P&O Princess Ordinary Shares, and (ii) are held by or subject to the voting control of a single person, then all P&O Princess Ordinary Shares held by such person or over which such person exercises voting control which cause the Combined Group City Code Limit to be equalled or exceeded shall automatically be designated as Combined Group Excess Shares for the purposes of Articles 286 and 287;

(b)
If the Combined Group Restricted Shares consist of both Carnival Common Stock and P&O Princess Ordinary Shares, and are held by or subject to the voting control of a single person, then:

(i)
if, after giving effect to the Equalization Ratio, (x) the number of votes represented by such P&O Princess Ordinary Shares that could be cast with respect to a Joint Electorate Action exceeds or is equal to (y) the number of votes represented by such Carnival Common Stock that could be cast with respect to a Joint Electorate Action, then all P&O Princess Ordinary Shares held by such person or over which such person exercises voting control which cause the Combined Group City Code Limit to be equalled or exceeded shall automatically be designated as Combined Group Excess Shares for the purposes of Articles 286 and 287; and

(ii)
if, after giving effect to the Equalization Ratio, (x) the number of votes represented by such P&O Princess Ordinary Shares that could be cast with respect to a Joint Electorate Action is less than (y) the number of votes represented by such Carnival Common Stock that could be cast with respect to a Joint Electorate Action, such P&O Princess Ordinary Shares shall automatically be designated as Combined Group Excess Shares for the purposes of Articles 286 and 287 only to the extent that such P&O Princess Ordinary Shares would give such person ownership or voting control equal to or in excess of the Combined Group City Code Limit, if such limit was applied without regard to any Carnival Common Stock held or subject to the voting control of such person.

(c)
If the Combined Group Restricted Shares are held by or subject to the voting control of two or more persons Acting in Concert, where:

(i)
all or a part of such Combined Group Restricted Shares would all have been designated as Combined Group Excess Shares pursuant to Article 279(a) had they been held by or subject to the voting control of a single person; or

(ii)
all or a part of such Combined Group Restricted Shares would have been designated as Combined Group Excess Shares pursuant to Article 279(b) had they been held by or subject to the voting control of a single person, then such automatic designation as Combined Group Excess Shares for the purposes of Articles 286 and 287 shall be made with respect to the same number of P&O Princess Ordinary Shares held by or subject to the voting control of such persons Acting in Concert as if they had been held by or subject to the voting control of a single person, such designation to be made on a pro rata basis based on the number of P&O Princess Ordinary Shares each such person holds or over which each such person exercises voting control.
Authority of the Board
280.
The Board shall have the authority to exercise all rights and powers granted to or vested in the Board or the Company under Articles 277 to 287 and to take any action as it deems necessary or advisable to give effect to the provisions of Articles 277 to 287, including the right and power to interpret the provisions of Articles 277 to 278 and to make all determinations deemed necessary or advisable to give effect to the provisions of Articles 277 to 287. Without limiting the generality of the foregoing, the Company shall expressly have the right to effect or procure a transfer of Combined Group Restricted Shares as described in Articles 277 to 287. In the case of ambiguity in the application of any of the provisions of Articles 277 to 287, the Board shall, in its absolute discretion, have the power to determine the application of such provisions with respect to any situation based on the facts known to them. All such actions, calculation, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company and all other parties. No Director shall be liable for any act or omission pursuant to these Articles 277 to 287 if such action was taken in good faith.

281.
Immediately on a trigger of the Combined Group City Code Limit by any member (or any Acquiring Person), such person(s) shall:

(a)
be deemed to irrevocably appoint the Company as his agent for the sale of the Combined Group Excess Shares, together with all rights attaching thereto, including, but not limited to, the right to do all acts and things, receive (on behalf of the Acquiring Person) the proceeds from the sale of the Combined Group Excess Shares and to negotiate, sign, execute and deliver all documents on behalf of the Acquiring Person which it considers necessary and advisable in connection with the sale of the Combined Group Excess Shares and such appointment shall endure until the ninetieth day after final delivery of the proceeds of the sale of all of the relevant Combined Group Excess Shares to the Company; and

(b)
authorise any person to execute an instrument of transfer in respect of the Combined Group Excess Shares sold to, or in accordance with the directions of, the Combined Group Excess Share Trustee and/or any subsequent purchaser. The transferee shall not be bound to see to the application of any purchase money and his title to the Combined Group Excess Shares shall not be affected by any irregularity in or invalidity of the proceedings in relation to the sale or transfer; and

(c)
assist the Company in any and all matters or things relating to the sale of the Combined Group Excess Shares, including, but not limited to, procuring the appointment of the Company by his nominee or trustee, as their agent for the sale of the Combined Group Restricted Shares together with those rights, permissions and authorisations granted in (i) and (ii) above.

282.
Articles 277 to 287 override any other provision of these Articles.

Notice
283.
Any person whose acquisition of Ordinary Shares or voting control over Ordinary Shares would or does result in any Ordinary Shares being constituted as Combined Group Restricted Shares pursuant to Articles 277 or 278 shall immediately give written notice to the Company of such event and shall provide to the Company such other information as the Company may request in order to determine (i) whether any acquisition of Ordinary Shares or voting control over Ordinary Shares has resulted or could result in any Ordinary Shares being designated as Combined Group Excess Shares under Article 279, and/or (ii) to what extent any Combined Group Restricted Shares should be designated as Combined Group Excess Shares pursuant to Article 278.
284.
The Company will, as soon as practicable after the Board has knowledge thereof, notify in writing any person who holds any Combined Group Restricted Shares; provided that failure by the Company to give any such notification shall in no way invalidate any of the provisions of Articles 277 to 287. The Company may, at any time after serving such notice referred to in this Article 284, require that the holder(s) of Combined Group Restricted Shares provide the Company with such other information as the Company may request in order to determine (i) whether any acquisition of Ordinary Shares or voting control over Ordinary Shares has resulted or could result in any Ordinary Shares being designated as Combined Group Excess Shares under Article 279, and/or (ii) to what extent any Combined Group Restricted Shares should be designated as Combined Group Excess Shares pursuant to Article 278.

Exclusions
285.
The provisions set forth in Articles 277 to 284 and 286 and 287 shall not apply to:

(a)
any Ordinary Shares to the extent that such restrictions are prohibited pursuant to the Applicable Regulations; or

(b)
any acquisition of Ordinary Shares or voting control over Ordinary Shares by any member of the Arison Group if, as a result, the aggregate of the voting rights of the P&O Princess Ordinary Shares and of the Carnival Common Stock held by the Arison Group and of the P&O Princess Ordinary Shares and of the Carnival Common Stock over which the Arison Group, after giving effect to the Equalization Ratio, exercises voting control does not thereby (i) increase by one per cent, or more in any period of twelve consecutive months and (ii) after giving effect to the Equalization Ratio, equal or exceed forty per cent, of the aggregate voting rights attached to the whole of the issued P&O Princess Ordinary Shares and the outstanding Carnival Common Stock. For the avoidance of doubt, (x) a member shall not be deemed to have acquired Ordinary Shares or voting control over Ordinary Shares if solely as a result of a share buyback, cancellation or reduction of share capital, disenfranchisement of voting rights or any other procedure which has the effect of reducing the share capital or the voting share capital of the Company or of Carnival the percentage holding of such person is increased; (y) the transfer of Ordinary Shares or voting control over Ordinary Shares among members of the Arison Group shall not be deemed to be a Triggering Acquisition; or

(c)
any acquisition by Carnival or any member of the Carnival Group pursuant to a Mandatory Exchange; or

(d)
any acquisition by any member of the Carnival Group of any Ordinary Shares; or

(e)
any acquisition by the Company or any of its Subsidiaries from time to time of any Ordinary Shares.

COMBINED GROUP EXCESS SHARES
286.
The following shall apply to any Combined Group Excess Shares:

Ownership in trust
(a)
Any Combined Group Excess Shares, as soon as possible after trigger of the Combined Group City Code Limit, shall be transferred by or on behalf of any Acquiring Person to the Combined Group Excess Share Trustee, as trustee of the Combined Group Excess Shares Trust, for the benefit of the Charitable Beneficiary (subject to the provisions of these Articles). The Acquiring Person shall, immediately after any trigger of the Combined Group City Code Limit, have no rights whatsoever in such Combined Group Excess Shares (except as provided in Articles 286(c), 286(e) and 286(f)) , and pending such transfer the Combined Group Excess Shares shall be held by the Acquiring Person on trust for the benefit of the Charitable Beneficiary. The Combined Group Excess Share Trustee may resign at any time so long as the Company shall have appointed a successor trustee. The Combined Group Excess Share Trustee shall, from time to time, designate one or more charitable organisation or organisations as the Charitable Beneficiary. More than one Combined Group Excess Share Trustee may be appointed to hold the Combined Group Excess Shares on trust for one or more Charitable Beneficiaries.
Dividend rights
(b)
Combined Group Excess Shares shall remain entitled to the same dividends and other distributions as other Ordinary Shares are entitled to, and any dividend or distribution made or paid on Combined Group Excess Shares shall, pending transfer of such shares to the Combined Group Excess Share Trustee, be received by the relevant Acquiring Person in its capacity as trustee for the Charitable Beneficiary. Any dividend or distribution declared, paid or made shall, after the Combined Group Excess Shares have been transferred to the Combined Group Excess Share Trustee, be made or paid to the Combined Group Excess Share Trust. All dividends received or other income earned by the Combined Group Excess Share Trust shall be paid over to the Charitable Beneficiary.

Rights upon Liquidation
(c)
Upon Liquidation of the Company, an Acquiring Person shall (if it has not already received consideration for the transfer of the Combined Group Excess Shares to the Combined Group Excess Share Trustee) receive, for each Combined Group Excess Share, the amount per share of any distribution made upon liquidation, dissolution or winding up less any costs and expenses incurred by the Company, the Combined Group Excess Share Trustee or the Charitable Beneficiary in respect of the transfer or holding of such shares.

Voting rights
(d)
Pending a transfer of the Combined Group Excess Shares by an Acquiring Person, it shall have no rights whatsoever to vote on those shares and those votes shall not be counted for any purpose pursuant to these Articles. The Combined Group Excess Share Trustee shall be entitled (but not required) to vote the Combined Group Excess Shares on behalf of the Charitable Beneficiary on any matter. The Charitable Beneficiary will be deemed to have given an irrevocable proxy to the Combined Group Excess Share Trustee to vote the Combined Group Excess Shares for its benefit.

Restrictions on transfer; Designation of Combined Group Excess Share Trust Beneficiary
(e)
At the direction of the Board, the Combined Group Excess Share Trustee shall transfer the Combined Group Excess Shares held in the Combined Group Excess Share Trust to a person or persons (including, without limitation, if permitted under Applicable Regulations, to the Company pursuant to Article 286(f) below) whose ownership of such shares shall not cause a trigger of the Combined Group City Code Limit within 180 days after the later of (i) the date of triggering of the Combined Group City Code Limit, and (ii) the date the Board determines or is notified that a trigger of the Combined Group City Code Limit has occurred. If such a transfer is made, the interest of the Charitable Beneficiary shall terminate, the designation of such Ordinary Shares as Combined Group Excess Shares shall thereupon cease and the proceeds of such transfer shall be paid to the Acquiring Person net of any costs incurred by the Company, the Combined Group Excess Share Trustee and/or the Charitable Beneficiary in connection with the transfer of the Combined Group Excess Shares to the Combined Group Excess Share Trustee, the holding by the Combined Group Excess Share Trustee of the Combined Group

Excess Shares and the transfer of the Combined Group Excess Shares by the Combined Group Excess Share Trustee to such person(s) in accordance with this Article 286(e).
Purchase rights in relation to Combined Group Excess Shares
(f)
Combined Group Excess Shares held by the Combined Group Excess Share Trustee shall be deemed to have been offered for sale by the Combined Group Excess Share Trustee to the Company, or its designee, at a price per Combined Group Excess Share equal to the Market Price less any costs and expenses incurred by the Company, the Combined Group Excess Share Trustee and/or the Charitable Beneficiary relating to the transfer or holding of the Combined Group Excess Shares and their subsequent purchase by the Company, whereby the “relevant date” for determining the Market Price shall be the date of acquisition of the Combined Group Excess Shares by the Company. The Company shall, to the extent permitted under Applicable Regulations, have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of any breach of Article 277 and (ii) the date the Board determines there has been a breach of Article 277 if the Company does not receive a notice of transfer or other event pursuant to Article 286(e).

Underwritten offerings
(g)
Ordinary Shares or rights, options or warrants for, or securities convertible into, Ordinary Shares acquired by an underwriter in a public offering or placement agent in a private offering shall not be treated as Combined Group Excess Shares, provided that the underwriter makes a timely distribution of such Ordinary Shares or rights, options or warrants for, or securities convertible into, Ordinary Shares such that, after the distribution, such underwriter or placement agent does not hold or exercise voting control over Ordinary Shares equal to or in excess of the Combined Group City Code Limit.

VOTING CONTROL
287.
In Articles 277 to 286: (i) references to holding or acquiring shares will also be deemed to include holding or acquiring voting control over shares; (ii) a person will be deemed to have voting control over shares if such person has the power to direct the voting of such shares; (iii) a person will be deemed to acquire shares upon the occurrence of any event which results in such person Acting in Concert with another person with respect to such other person’s shares; and (iv) for the avoidance of doubt, for purposes of calculating the voting power held by a person, any voting power represented by the P&O Princess Special Voting Share or the Carnival Special Voting Share shall be ignored.

INDEMNITY AND INSURANCE
Indemnity and Insurance
288.
Subject to and in so far as permitted by the Companies Acts, the Company may:

(a)
indemnify any director, officer or employee of the Company or of any associated company against any liability pursuant to any qualifying third party indemnity provision or any qualifying pension scheme indemnity provision, or on any other basis as is then lawful, in each case on such terms as the board may decide; and

(b)
purchase and maintain for any director, officer or employee of the Company or of any associated company insurance against any liability.

In this article “qualifying third party indemnity provision”, “qualifying pension scheme provision” and “associated company” have meanings that they have in Part 10 of the 2006 Act.
MANDATORY EXCHANGE
289.
Following the occurrence of an Exchange Event described in clause (a) of the definition thereof, the Board may call a general meeting (which may be an annual general meeting or an extraordinary general meeting) of the members of the Company to consider whether to effect the Mandatory Exchange. Such action by the members of the Company shall be by Supermajority Resolution approved by 66?% of those voting and shall be a Joint Electorate Action. If the requisite approval is obtained for an Exchange Event described in clause (a) of the definition thereof the Board shall, or following the occurrence of an Exchange Event described in clause (a) of the definition thereof (which, for the avoidance of doubt shall not require the calling of a general meeting or a Supermajority Resolution), the Board may, send an Exchange Notice to each holder of P&O Princess Ordinary Shares (other than non-voting Ordinary Shares held by Carnival or a wholly-owned Subsidiary of Carnival) notifying such holder of the Mandatory Exchange (as defined below). On the date specified in the Exchange Notice, which date shall be not less than fourteen days and no more than thirty days after the date of the Exchange Notice, the P&O Princess Ordinary Shares held by each member of the Company (other than the Non-Voting Ordinary Shares held by Carnival or a wholly-owned subsidiary of Carnival) shall, subject to the terms and conditions set forth in this Article, be automatically exchanged for such number of validly issued, fully paid and non-assessable shares of Carnival Common Stock as are equal to the number of such P&O Princess Ordinary Shares held by such member at such time multiplied by the Equalisation Fraction in effect at such time (“Mandatory Exchange”). Notwithstanding the foregoing, there shall be no entitlement to receive fractional interest in shares and in lieu of such fractional interest the member shall receive from Carnival an amount in cash in U.S. dollars at the Applicable Exchange Rate equal to either:
(a)
the product of multiplying the fractional interest by the closing price of the Carnival Common Stock on the NYSE (as reported in The Wall Street Journal or, if not reported therein, such other authoritative source as the Board may determine) on the date that the Mandatory Exchange is implemented; or

(b)
the pro rata entitlement of such member to the net proceeds of the sale of the aggregate fractional entitlements to Carnival Common Stock which shall be sold in the market at the best price reasonably obtainable by Carnival, provided always that Carnival shall be able to choose whether to apply the procedure referred to in (a) or (b) above, shall not be obliged to give any reasons for such choice and such choice shall be conclusive and binding on all persons concerned and shall not be open to challenge on any grounds whatsoever.
290.
On the day on which Exchange Notices are served pursuant to Article 289 each member shall:

(a)
be deemed to irrevocably appoint the Company as his agent to effect the Mandatory Exchange, including, but not limited to, the right to do all acts and things, receive (on behalf of the relevant member) sign, execute and deliver all documents on behalf of the relevant member which it considers necessary and advisable in connection with the Mandatory Exchange and such appointment shall endure until the Mandatory Exchange is completed; and

(b)
authorise any director to execute an instrument of transfer in respect of the P&O Princess Ordinary Shares which are the subject of the Mandatory Exchange conditional on the issuance of Carnival Common Stock to the relevant member in accordance with Articles 289 to 292; and

(c)
assist the Company in any and all matters or things relating to the Mandatory Exchange of the P&O Princess Shares held by such member, including, but not limited to, procuring the appointment of the Company as their agent for the exchange together with the rights, permissions and authorisations granted in (a) and (b) above.

291.
To the extent that any of the procedures relating to the implementation of the Mandatory Exchange are inconsistent with any Applicable Regulations governing such Mandatory Exchange, such Applicable Regulations shall apply to the implementation of the Mandatory Exchange, and not such procedures or the provisions of this Articles 289 to 292.

292.
Any resolution or determination of, or any decision or the exercise of any discretion or power by, the Board under and in accordance with Articles 289 to 292 shall be final and conclusive and they shall not be obliged to give any reasons therefor. Any disposal, transfer, exchange, or other thing done, by or on behalf, or on the authority of the Board pursuant to this Article shall be conclusive and binding on all persons concerned and shall not be open to challenge on any grounds whatsoever.

SCHEME OF ARRANGEMENT
293.
(a)
In this Article 293, references to the “Scheme of Arrangement” are to the scheme of arrangement dated February 27, 2026 between Carnival plc and the Scheme Shareholders under Part 26 of the Companies Act 2006 in its original form or with or subject to any modification, addition or condition agreed by Carnival plc and Carnival Corporation (to be redomiciled to Bermuda as “Carnival Corporation Ltd.” (“Carnival Corporation”)) and which the Court may approve or impose and (save as defined in these Articles) expressions defined in the Scheme of Arrangement shall have the same meanings in this Article 293.

(b)
Notwithstanding any other provision of these Articles, if Carnival plc issues or transfers any Ordinary Shares (other than to Carnival Corporation, any subsidiary of Carnival Corporation or any nominee of Carnival Corporation or its subsidiaries) on or after the adoption of this Article 293 and prior to the Scheme Record Time, such Ordinary Shares shall be issued or transferred subject to the terms of the Scheme of Arrangement (and shall be Scheme Shares for the purposes thereof), provided always that they are not Excluded Shares, and the original and subsequent holder(s) of such Ordinary Shares shall be bound by the Scheme of Arrangement accordingly.

(c)
Subject to Article 293(f) and to the Scheme of Arrangement becoming effective in accordance with its terms, if any Ordinary Shares are allotted, issued or transferred at or after the Scheme Record Time (the “Post-Scheme Shares”) such that any person (other than Carnival Corporation, any subsidiary of Carnival Corporation or any nominee of Carnival Corporation or its subsidiaries) directly or indirectly owns, holds or controls any Post-Scheme Shares (a “New Member”), the Post-Scheme Shares (including both the legal and beneficial ownership thereof) shall be immediately transferred to Carnival Corporation (or such other person as it may direct) in consideration of and conditional upon the allotment and issue or transfer to the New Member of such number of common shares of Carnival Corporation (the “New CCL Shares”) as that person would have been entitled to pursuant to the Scheme of Arrangement had the Post-Scheme Share been a Scheme Share, provided that:

(i)
if, in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom and the United States or whom Carnival plc reasonably believes to be a citizen, resident or national of, or resident and/or located in, a jurisdiction outside the United Kingdom and the United States, Carnival plc and/or Carnival Corporation is advised that the allotment, issue, delivery and/or transfer of New CCL Shares pursuant to this Article 293 would or may infringe the laws or regulations of such jurisdiction or Carnival plc and/or Carnival Corporation determines that it is unable, or that it would be unduly onerous, to comply with any governmental or other consent or any registration, filing or other formality in order to allot, issue, deliver and/or transfer New CCL Shares pursuant to this Article 293, Carnival Corporation may, in its sole discretion, require that such New CCL Shares shall be sold. In the event that the New CCL Shares are to be sold, Carnival Corporation may appoint a person to act as attorney or agent for the New Member pursuant to this Article 293 and such person shall be authorized on behalf of such New Member to procure that any shares in respect of which Carnival Corporation has made such determination shall, as soon as practicable following the allotment, issue, delivery or transfer of such shares, be sold and to do all such other things and execute all such documents as may in the opinion of the attorney or agent be necessary or desirable in connection with such sale, including being authorized to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (whether as a deed or otherwise) in favor of Carnival Corporation (or such other person as it may direct). The net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including brokerage and dealing costs, and any value added tax payable on the proceeds of sale) shall be paid to the persons entitled thereto in due proportions as soon as practicable, save that any fractional cash entitlements shall be rounded down to the nearest whole cent. In the absence of bad faith or wilful default, none of Carnival Corporation, Carnival plc or the person appointed to act pursuant to this Article 293 shall have any liability for any determination made pursuant to this Article 293 or for any loss or damage arising as a result of the timing or terms of such sale; and
(ii)
any New Member may, prior to the issue or transfer of any Post-Scheme Shares to such New Member pursuant to the exercise of an option or satisfaction of an award under any of Carnival plc’s share plans, give not less than five business days’ written notice to Carnival plc, in such manner as the Directors shall prescribe, of their intention to transfer some or all of the Post-Scheme Shares to their spouse or civil partner. Any such New Member may, if such notice has been validly given on such Post-Scheme Shares being issued or transferred to such New Member, immediately transfer to their spouse or civil partner any such Post-Scheme Shares, provided that such Post-Scheme Shares shall then be immediately transferred from that spouse or civil partner to Carnival Corporation (or such other person as it may direct) pursuant to this Article 293 as if the spouse or civil partner were a New Member. Where a transfer of Post-Scheme Shares to a New Member’s spouse or civil partner takes place in accordance with this Article 293, references to the “New Member” in this Article 293 shall be taken as referring to the spouse or civil partner of the New Member.

(d)
The New CCL Shares allotted and issued or transferred pursuant to Article 293(c) or Article 293(g) (as the case may be) shall rank equally in all respects with other fully paid common shares of Carnival Corporation in issue at that time other than as regards any dividend or other distribution made by reference to a record date preceding the date of allotment or transfer, and shall be subject to the articles of incorporation and by-laws of Carnival Corporation from time to time.

(e)
On any reorganization of, or material alteration to, the share capital of Carnival plc or Carnival Corporation (including, without limitation, any subdivision and/or consolidation) effected after the Scheme Effective Date, the number of New CCL Shares to be allotted and issued or transferred pursuant to Article 293(c) or Article 293(g) may be adjusted by the Directors in such manner as an independent investment bank selected by Carnival plc or the auditors of Carnival plc (whichever the Directors in their absolute discretion may select) may determine to be appropriate to reflect such reorganization or material alteration. References in this Article 293 to Ordinary Shares, common shares of Carnival Corporation and/or New CCL Shares shall, following such adjustment, be construed accordingly.

(f)
Notwithstanding Article 293(c), no right, title or interest in any Ordinary Shares which are directly or indirectly owned, held or controlled by or on behalf of any person who is, or whom Carnival plc or Carnival Corporation reasonably believes to be, a Sanctioned Shareholder (such Ordinary Shares being “Sanctions Affected Post-Scheme Shares”)

shall be transferred to Carnival Corporation on or after the Scheme Effective Date where such a transfer would cause any person to violate Sanctions, or be exposed to a reasonable risk of being targeted as a Sanctioned Person and such Sanctions Affected Post-Scheme Shares shall only be transferred in accordance with Article 293(g). For the avoidance of doubt, Sanctions Affected Post-Scheme Shares include any Ordinary Shares that were Sanctions Affected Shares as at the Scheme Record Time and any Post-Scheme Shares that are Sanctions Affected Shares.
(g)
Subject to the Scheme of Arrangement becoming effective, any Sanctions Affected Post-Scheme Shares (including both the legal and beneficial ownership thereof) shall be transferred to Carnival Corporation (or such other person as it may direct) upon the earlier of:

(i)
the date on which each direct and indirect interest holder in such Sanctions Affected Post-Scheme Shares ceases to be a Sanctioned Shareholder; or

(ii)
the date on which all necessary Sanctions license(s) or other authorization(s) have been made or issued which ensure that no person will violate any Sanctions, or be exposed to a reasonable risk of being targeted as a Sanctioned Person, as a consequence of Carnival Corporation (or such other person as it may direct) acquiring such Sanctions Affected Post-Scheme Shares,

(such date being, the “Release Date”), in consideration of and conditional upon the allotment and issue or transfer to the holder of such shares (the “Relevant Shareholder”) such number of New CCL Shares as that Relevant Shareholder would have been entitled to pursuant to the Scheme of Arrangement had the Sanctions Affected Post-Scheme Share been a Scheme Share, provided that if Carnival plc and/or Carnival Corporation is advised that the allotment, issue, delivery and/or transfer of New CCL Shares pursuant to this Article 293(g) would or may infringe the laws or regulations of any jurisdiction (including any Sanctions) or the terms of any Sanctions license(s) or other authorization(s), or Carnival plc and/or Carnival Corporation determines that it is unable to, or that it would be unduly onerous to comply, with any governmental or other consent or any other registration, filing or other formality in order to allot, issue and/or deliver to such Relevant Shareholder the New CCL Shares pursuant to this Article 293(g), Carnival Corporation may, in its sole discretion, determine that such New CCL Shares shall be sold. In the event that the New CCL Shares are to be sold, Carnival Corporation may appoint a person to act as attorney or agent for the Relevant Shareholder pursuant to this Article 293(g) and such person shall be authorized on behalf of such Relevant Shareholder to procure that any shares in respect of which Carnival Corporation has made such determination shall, as soon as practicable following the allotment, issue, delivery or transfer of such shares, be sold and to do all such other things and execute all such documents as may in the opinion of the attorney or agent be necessary or desirable in connection with such sale, including being authorized to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the Relevant Shareholder (whether as a deed or otherwise) in favor of Carnival Corporation (or such other person as it may direct). The net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including brokerage and dealing costs, and any value added tax payable on the proceeds of sale) shall be paid to the persons entitled thereto in due proportions as soon as practicable in accordance with Articles 293(h) and (i), save that any fractional cash entitlements shall be rounded down to the nearest whole cent. In the absence of bad faith or wilful default, none of Carnival Corporation, Carnival plc or the person appointed to act pursuant to this Article 293(g) shall have any liability for any determination made pursuant to this Article 293(g) or for any loss or damage arising as a result of the timing or terms of such sale.
(h)
Subject to the Scheme of Arrangement becoming effective in accordance with its terms, the rights and entitlements which would otherwise be exercisable in respect of or attach to any Sanctions Affected Post-Scheme Shares will not be exercisable or apply in respect of such Sanctions Affected Post-Scheme Shares until such time as the Sanctions Affected Post-Scheme Shares are transferred to Carnival Corporation (or such other person as it may direct) pursuant to Article 293(g) and the register of members of Carnival plc is updated to reflect such transfer, including, without limitation:
(i)
the right to receive notice of, or be present at or to vote (either in person or by representative or proxy) at any general meeting or at any separate meeting of the holders of any class of shares or on any poll, and any votes purported to be cast by or on behalf of such member in respect of such Sanctions Affected Post-Scheme Shares will be disregarded;

(ii)
the right to receive notices or documents (including, without limitation, share certificates, annual reports, accounts and resolutions) from or in respect of Carnival plc;

(iii)
save for any transfer pursuant to Article 293(g), the right to transfer such Sanctions Affected Post-Scheme Shares or have such transfer registered and any purported transfer of any such Sanctions Affected Post-Scheme Shares will be void;

(iv)
the right to a further issuance of shares in respect of such Sanctions Affected Post-Scheme Shares or in pursuance of an offer made to the holders of shares in Carnival plc; and

(v)
any sums payable in respect of such Sanctions Affected Post-Scheme Shares shall be paid into a blocked or frozen account (as applicable) in accordance with applicable Sanctions (which shall constitute full and final settlement of the obligations of Carnival plc and/or Carnival Corporation (as the case may be) in respect of such payments and no interest shall be paid thereon).

(i)
In respect of any Ordinary Shares transferred to Carnival Corporation (or such other person as it may direct) in accordance with Article 293(g), on and with effect from the Release Date:

(i)
where any consideration is payable for the transfer of such Ordinary Shares pursuant to the terms of Article 293(g) and the relevant New CCL Shares have been sold pursuant to such terms, the cash proceeds shall be held in a blocked or frozen account (as applicable) and shall be released from that account and paid to the Relevant Shareholder of such Ordinary Shares in accordance with their entitlements (provided that if any Sanctions would prohibit such payments, such amounts shall continue to be held in the blocked or frozen account (as applicable) until such Sanctions cease to apply or all required license(s) and/or other authorization(s) permitting such payments are obtained); and

(ii)
Carnival Corporation shall receive an amount equal to the amount of all dividends and other distributions (if any) and any return of capital (whether by reduction of share capital or share premium account or otherwise) announced, authorised, declared, made, and paid in respect of such Ordinary Shares by reference to a record date falling on or after the Scheme Effective Date and prior to the Release Date, which has been held in a blocked or frozen account (as applicable) in compliance with Sanctions, once lawful to be withdrawn.

(j)
To give effect to any transfer of Post-Scheme Shares and Sanctions Affected Post-Scheme Shares required by this Article 293, Carnival plc may appoint any person as attorney or agent for the New Member or Relevant Shareholder (as the case may be) to transfer such Ordinary Shares to Carnival Corporation (or such other person as it may direct) and do all such other things and execute and deliver all such documents (whether as a deed or otherwise) as may in the opinion of the attorney or agent be necessary or desirable to vest such Ordinary Shares in Carnival Corporation and pending such vesting to exercise all such rights attaching to such Ordinary Shares as Carnival Corporation may direct. If an attorney or agent is so appointed, the New Member or Relevant Shareholder (as the case may be) shall not thereafter (except to the extent that the attorney or agent fails to act in accordance with the directions of Carnival Corporation) be entitled to exercise any rights attaching to the Post-Scheme Shares or Sanctions Affected Post-Scheme Shares (as applicable) unless so agreed by Carnival Corporation. The attorney or agent shall be empowered to execute and deliver as transferor a form or forms of transfer or other instrument or instruction of transfer (whether as a deed or otherwise) on behalf of the New Member or Relevant Shareholder in favor of Carnival Corporation (or such other person as it may direct) and Carnival plc may give good receipt for the consideration for the Post-Scheme Shares or Sanctions Affected Post-Scheme Shares (as applicable) and may register Carnival Corporation as holder thereof and issue to it certificates for the same. Carnival plc shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.
(k)
Notwithstanding any other provision of these Articles, neither Carnival plc nor the Directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Scheme Effective Date other than to Carnival Corporation, any subsidiary of Carnival Corporation or any nominee of Carnival Corporation or its subsidiaries pursuant to the Scheme of Arrangement.

(l)
If the Scheme of Arrangement shall not have become effective by the date referred to in clause 9 of the Scheme of Arrangement (or such later time or date (if any) as Carnival plc and Carnival Corporation may agree and the Court may allow), this Article 293 shall be of no effect.

Company No. 4039524
APPENDIX TO THE ARTICLES OF
ASSOCIATION
of
CARNIVAL PLC
Pursuant to section 28 of the Companies Act 2006, the following provisions of the memorandum of association of the Company in effect immediately prior to 1 October 2009 are deemed to be provisions of the articles of association of the Company:
1.
The name of the Company is Carnival plc.1

2.
The Company is to be a public company.

3.
The registered office of the Company is to be situated in England and Wales.

4.
The liability of the members is limited.

1 Pursuant to a resolution passed on 16 April 2003, the name of the Company was changed from P&O Princess Cruises plc to Carnival plc on 17 April 2003.

ANNEX I – FORM OF POST-SCHEME AMENDED ARTICLES OF ASSOCIATION OF CARNIVAL PLC

A PUBLIC COMPANY
LIMITED BY SHARES

ARTICLES OF ASSOCIATION
of
CARNIVAL PLC

CONTENTS	ARTICLE
Preliminary	1-2
Construction	3-15
Share Capital	16-34
Redeemable Shares	35-51
Variation of Rights	52
Share Certificates	53-55
Lien	56-59
Calls on Shares	60-66
Forfeiture and Surrender	67-73
Transfer of Shares	74-83
Transmission of Shares	84-87
Alteration of Share Capital	88-91
Purchase of Own Shares	92
General Meetings	93-98
Notice of General Meetings	99-110
Proceedings at General Meetings	111-123
Voting rights and procedures	147-160
Proxies and Corporate Representatives	161-169
Number of Directors	170
Appointment and Retirement of Directors	171-181
Alternate Directors	182-187
Powers of the Board	188-190
Delegation of powers of the Board	191-194
Disqualification and Removal of Directors	195
Remuneration of Non-Executive Directors	196-197
Directors’ Expenses	198
Executive Directors	199-201
Directors’ Interests	202-203
Gratuities, Pensions and Insurance	204-207
Proceedings of the Board	208-217
Secretary	218
Minutes	219-220
The Seal	221-223
Registers	224-225
Dividends	226-247
Capitalisation of Profits and Reserves	248
Record Dates	249
Accounts	250-252
Communications	253-265
Destruction of Documents	266-267
Untraced Shareholders	268-271
Liquidation	276
Indemnity and Insurance	288
Scheme of Arrangement	293

I-i

Company number: 4039524
THE COMPANIES ACTS
PUBLIC COMPANY LIMITED BY SHARES
ARTICLES OF ASSOCIATION
OF
CARNIVAL PLC
(“the Company”)
(Adopted by special resolution passed on April 15, 2009, as amended by a special resolution
passed on [     ], 2026 and a special resolution passed on [     ], 2026 and effective [     ], 2026)

PRELIMINARY
Table A
1.
No model articles or other regulations set out in any statute or in any statutory instrument or other subordinate legislation concerning companies shall apply to the Company.

Definitions
2.
In these Articles, except where the subject or context otherwise requires:

“Act” means the Companies Act 1985 including any modification or re-enactment of it for the time being in force;
“2006 Act” means the Companies Act 2006 including any modification or re-enactment of it for the time being in force;
“Acts” means the Act and all other statutes and subordinate legislation for the time being in force concerning companies so far as they apply to the Company;
“address” in relation to electronic communications, includes any number or address used for the purposes of such communications;
a person shall be treated as “Appearing to be Interested” in any Ordinary Shares if:
(a)
the Company has received information under section 793 of the 2006 Act which either:

(i)
states that such person is, or may be, Interested in such Ordinary Shares;

(ii)
fails to establish the identities of those Interested in the Ordinary Shares and (after taking into account said information and any other information given under section 793 of the 2006 Act) the directors know or have reasonable cause to believe that the person in question is, or may be, Interested in the Ordinary Shares; or

(b)
the directors know or have reasonable cause to believe that the person in question is, or may be, Interested in the Ordinary Shares.

“Applicable Regulations” means;
(a)
any law, statute, ordinance, regulation, judgement, order, decree, licence, permit, directive or requirement of any Governmental Agency having jurisdiction over P&O Princess and/or Carnival; and

(b)
the rules, regulations, and guidelines of:

(i)
any stock exchange or other trading market on which any shares or other securities or depositary receipts representing such shares or securities of either P&O Princess or Carnival are listed, traded or quoted; and

(ii)
any other body with which entities with securities listed or quoted on such exchanges customarily comply,

(but, if not having the force of law, only if compliance with such directives, requirements, rules, regulations or guidelines is in accordance with the general practice of persons to whom they are intended to apply) in each case for the time being in force and taking account all exemptions, waivers or variations from time to time applicable (in particular situations or generally) to the Company or, as the case may be, Carnival;
“Articles” means these articles of association as altered from time to time by special resolution;
“Auditors” means the auditors of the Company;
“Board” means the board of directors of the Company (or a duly authorised committee of the board of directors of the Company) from time to time;
“Board of Carnival” means the board of directors of Carnival (or a duly authorised committee of the board of directors of Carnival) from time to time;
“Business Day” means any day other than a Saturday, Sunday or day on which banking institutions in the cities of both New York and London are authorised or obligated by law or executive order to close in the United States or England (or on which day such banking institutions are open solely for trading in euros);
“Carnival” means Carnival Corporation;
“certificated share” means a share in the capital of the Company that is not an uncertificated share and references in these Articles to a share being held in certificated form shall be construed accordingly;
“Companies Acts” has the meaning given by section 744 of the Act and includes any enactment passed after those Acts which may, by virtue of that or any other enactment, be cited together with those Acts as the “Companies Acts” (with or without the addition of an indication of the date of any such enactment);
“Company Communication Provisions” means the company communication provisions in the 2006 Act (being the provisions at sections 1144 to 1148 and schedules 4 and 5);
“director” means a director of the Company;
“dividend” means dividend or bonus;
“electronic signature” has the meaning given by section 7(2) of the Electronic Communications Act 2000;
“employees’ share scheme” has the meaning given by section 743 of the Act;
“entitled by transmission” means, in relation to a share in the capital of the Company, entitled as a consequence of the death or bankruptcy of the holder or otherwise by operation of law;
“Equalization Agreement” means the agreement entered into between the Company and Carnival and entitled the Equalization and Governance Agreement, as amended from time to time;
“Governmental Agency” means a court of competent jurisdiction or any government or governmental, regulatory, self-regulatory or administrative authority, agency, commission, body or other governmental entity and shall include without limitation any relevant competition authorities, the UK Panel on Takeovers and Mergers, the London Stock Exchange, the UK Listing Authority, the US Securities and Exchange Commission and the New York Stock Exchange;
“holder” in relation to a share in the capital of the Company means the member whose name is entered in the register as the holder of that share;
“Interested” and “Interest” shall be construed in the same way as for the purposes of section 793 of the 2006 Act.
“Liquidation” means, with respect to the Company, any liquidation, winding up, receivership, dissolution, insolvency or equivalent proceedings pursuant to which the assets of either the Company will be liquidated and distributed to creditors and other holders of recognisable claims against such company;
“London Stock Exchange” means London Stock Exchange plc;
“member” means, unless the context otherwise requires, a member of the Company;
“Member Present” means, in connection with a meeting, a member present at the venue or venues for the meeting, in person or by proxy, by attorney or, where the member is a body corporate, by representative;
“Memorandum” means the memorandum of association of the Company as amended from time to time;
“office” means the registered office of the Company;
“Operator” means the “Operator” of the “relevant system”, in each case as defined in the Regulations;
“Ordinary Share” means a P&O Princess Ordinary Share;
“paid” means paid or credited as paid;
“P&O Princess” or “Carnival plc” means the Company;
“P&O Princess Ordinary Shares” means ordinary shares in the capital of the Company excluding the P&O Princess Special Voting Share;
“P&O Princess Special Voting Share” means the special voting share in the capital of the Company (having the rights set out in and referred to in Article 19);
“P&O Princess SVT” means P&O Princess Special Voting Trust, a trust organized under the laws of the Cayman Islands or any successor thereto;
“P&O Princess SVT Agreement” means the Voting Trust Deed, establishing P&O Princess SVT, between P&O Princess Trustee and Carnival, dated as of April 17, 2003, as amended from time to time;
“P&O Princess Trustee” means The Law Debenture Trust Corporation (Cayman) Limited, as trustee of P&O Princess SVT pursuant to the P&O Princess SVT Agreement (or any successor trustee appointed pursuant to Section 7.06 thereof);
“recognised person” means a recognised clearing house or a nominee of a recognised clearing house or of a recognised investment exchange, each of which terms having the meaning given to it by section 778(2) of the 2006 Act;
“register” means the register of members of the Company;
“Regulations” means the Uncertificated Securities Regulations 2001;
“seal” means the common seal of the Company and includes any official seal kept by the Company for sealing securities issued by the Company pursuant to the Companies Acts;

“secretary” means the secretary of the Company and includes a joint, assistant, deputy or temporary secretary and any other person appointed to perform the duties of the secretary;
“subsidiary” means with respect to the Company or Carnival, any entity, whether incorporated or unincorporated, in which such company owns, directly or indirectly, a majority of the securities or other ownership interests having by their terms ordinary voting power to elect a majority of the directors or other persons performing similar functions, or the management and policies of which such company otherwise has the power to direct;
“Substantive Resolution” means any resolution of the Company to be considered at a general meeting other than a resolution of a procedural or technical nature;
“uncertificated share” means a share in the capital of the Company which is recorded on the register as being held in uncertificated form and title to which may, by virtue of the Regulations, be transferred by means of a relevant system and references in these Articles to a share being held in uncertificated form shall be construed accordingly; and
“United Kingdom” means Great Britain and Northern Ireland.
CONSTRUCTION
3.
References to a document include, unless the context otherwise requires, references to an electronic communication.

4.
References to an electronic communication mean, unless the contrary is stated, an electronic communication (as defined in the Act) comprising writing.

5.
References to a document being executed include references to its being executed under hand or under seal or, in the case of an electronic communication, by electronic signature.

6.
References to an instrument mean, unless the contrary is stated, a written document having tangible form and not comprised in an electronic communication (as defined in the Act).

7.
Where, in relation to a share, these Articles refer to a relevant system, the reference is to the relevant system in which that share is a participating security at the relevant time.

8.
References to a notice or other document being sent to a person by the Company include references to such notice or other document, or a copy of such notice or other document, being sent, given, delivered, issued or made available to, or served on, that person by any method authorised by these Articles, and sending shall be construed accordingly.

9.
References to writing mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether comprised in an electronic communication (as defined in the Act) or otherwise, and written shall be construed accordingly.

10.
Words denoting the singular number include the plural number and vice versa; words denoting the masculine gender include the feminine gender; and words denoting persons include corporations.

11.
Words or expressions contained in these Articles which are not defined in Article 2 but are defined in the Act have the same meaning as in the Act (but excluding any modification of the Act not in force at the date of adoption of these Articles) unless inconsistent with the subject or context.

12.
Words or expressions contained in these Articles which are not defined in Article 2 but are defined in the Regulations have the same meaning as in the Regulations (but excluding any modification of the Regulations not in force at the date of adoption of these Articles) unless inconsistent with the subject or context.

13.
Subject to the preceding two paragraphs, references to any provision of any enactment or of any subordinate legislation (as defined by section 21(1) of the Interpretation Act 1978) include any modification or re-enactment of that provision for the time being in force.

14.
Headings and marginal notes are inserted for convenience only and do not affect the construction of these Articles.

15.
In these Articles, (a) powers of delegation shall not be restrictively construed but the widest interpretation shall be given to them; (b) the word Board or board in the context of the exercise of any power contained in these Articles includes any validly appointed committee; (c) no power of delegation shall be limited by the existence or, except where expressly provided by the terms of delegation, the exercise of that or any other power of delegation; and (d) except where expressly provided by the terms of delegation, the delegation of a power shall not exclude the concurrent exercise of that power by any other body or person who is for the time being authorised to exercise it under these Articles or under another delegation of the power.

SHARE CAPITAL
Share capital
16.
The share capital of the Company is divided into shares of the following classes:

(a)
subscriber shares of £1 each;

(b)
redeemable preference shares of £1 each;

(c)
a P&O Princess Special Voting Share of £1;

(d)
P&O Princess Ordinary Shares of US$1.66.

The liability of the members is limited to the amount, if any, unpaid on the shares respectively held by them.
17.
The subscriber shares have no rights whatsoever, including without limitation no right to receive notice, attend and vote at any general meeting, no right to receive dividends and no right to receive the payment of capital upon a distribution of assets.

Return of Capital
18.
If on any return of capital to a shareholder of the Company there is any fraction of a cent, or pence as the case may be in respect of the amount due to be paid to the holder of any P&O Princess Ordinary Share, such fraction shall, to the extent permitted by Applicable Regulations, be rounded up to the nearest whole cent or pence as the case may be.

P&O Princess Special Voting Share
19.
The P&O Princess Special Voting Share shall confer on the holder of such share the relevant rights set out in these Articles, but shall cease to confer any right to receive notice of, attend or vote at any general meeting if the Equalization Agreement is terminated.

20.
On a distribution of assets of the Company on a Liquidation of the Company, the P&O Princess Special Voting Share shall rank after the holders of Ordinary Shares and redeemable preference shares for repayment of any capital paid up or credited as paid up and shall only be entitled to repayment of the nominal value paid up on its share. The P&O Princess Special Voting Share shall not be entitled to receive any dividends.

21.
Where the proposed variation increases the obligations of the holder of the P&O Princess Special Voting Share, such variation shall also require the consent of the holder of the P&O Princess Special Voting Share.

21B.
(a)      As from the Termination Date (as defined in the P&O Princess SVT Agreement) the holder of the P&O Princess Special Voting Share shall promptly, upon being requested to do so and upon the receipt of £1 (one pound) from the proposed transferee of the P&O Princess Special Voting Share, transfer the P&O Princess Special Voting Share to such person as the Board shall direct it to in writing and the consideration for such transfer shall be the receipt of £1 (one pound).
(b)
If the holder of the P&O Princess Special Voting Share is validly removed or validly resigns and, in either case, is validly discharged as trustee of the P&O Princess SVT and a successor trustee is validly appointed pursuant to the P&O Princess SVT Agreement and applicable law, the holder of the P&O Princess Special Voting Share shall promptly, upon being requested to do so, transfer the P&O Princess Special Voting Share to such successor trustee upon the Board directing it to do so in writing.

(c)
If the holder of the P&O Princess Special Voting Share fails or refuses to transfer the P&O Princess Special Voting Share in accordance with the Board’s directions under Articles 21B(a) or (b) above, such person(s) shall:

(i)
be deemed to irrevocably appoint the Company as his agent for the sale of the P&O Princess Special Voting Share, together with all rights attaching thereto, including, but not limited to, the right to do all acts and things, receive the proceeds from the sale of the P&O Princess Special Voting Share (if applicable) and to negotiate, sign, execute and deliver all documents on behalf of the holder of the P&O Princess Special Voting Share which it considers necessary and advisable in connection with the sale of the P&O Princess Special Voting Share (provided that the Company as his agent shall have no authority to make any representations or give any undertaking or warranty on behalf of the transferor other than representations and warranties as to the title of the transferor to the P&O Princess Special Voting Share, that such share was free from any encumbrances other than encumbrances arising pursuant to the P&O Princess SVT Agreement and that the share would be transferred with full title guarantee save for encumbrances arising pursuant to the P&O Princess SVT Agreement) and such appointment shall endure for so long as is necessary to complete the sale of the P&O Princess Special Voting Share; and

(ii)
authorise any person authorised by the Board to execute an instrument of transfer in respect of the P&O Princess Special Voting Share in accordance with the directions of the Board. The transferee shall not be bound to see to the application of any purchase money and his title to the P&O Princess Special Voting Share shall not be affected by any irregularity in or invalidity of the proceedings in relation to the sale or transfer; and

(iii)
assist the Company in any and all matters or things relating to the sale of the P&O Princess Special Voting Share, including, but not limited to, procuring the appointment of the Company by his nominee or trustee, as their agent for the sale of the P&O Princess Special Voting Share together with those rights, permissions and authorisations granted in (i) and (ii) above.

(d)
The Company must exercise its rights under this Article 21B within 12 months after:

(i)
the Termination Date (as defined in the P&O Princess SVT Agreement); or

(ii)
the date which is the later of the date on which the holder of the P&O Princess Special Voting Share is validly removed or validly resigns and, in either case, is validly discharged as trustee of the P&O Princess SVT pursuant to the P&O Princess SVT Agreement and applicable law and the date on which a successor trustee is validly appointed pursuant to the P&O Princess SVT Agreement and applicable law.

22.
[Intentionally left blank]

Shares with special rights
23.
Subject to the Companies Acts and without prejudice to any rights attached to any existing shares or class of shares, any share may be issued with such rights or restrictions as the Company, as to any such class, may by ordinary resolution determine or, subject to and in default of such determination, as the Board shall determine.

Share warrants to bearer
24.
The Board may issue share warrants to bearer in respect of any fully paid shares under the seal or in any other manner authorised by the Board. Any share while represented by such a warrant shall be transferable by delivery of the warrant relating to it. In any case in which a warrant is so issued, the Board may provide for the payment of dividends or other moneys on the shares represented by the warrant by coupons or otherwise. The Board may decide, either generally or in any particular case or cases, that any signature on a warrant may be applied by mechanical means or printed on it or that the warrant need not be signed by any person.

Conditions of issue of share warrants
25.
The Board may determine, and from time to time vary, the conditions on which share warrants to bearer shall be issued and, in particular, the conditions on which:

(a)
a new warrant or coupon shall be issued in place of one which has been worn-out, defaced, lost or destroyed (but no new warrant shall be issued unless the Company is satisfied beyond reasonable doubt that the original has been destroyed); or

(b)
the bearer shall be entitled to attend and vote at general meetings; or

(c)
a warrant may be surrendered and the name of the bearer entered in the register in respect of the shares specified in the warrant.

The bearer of such a warrant shall be subject to the conditions for the time being in force in relation to the warrant, whether made before or after the issue of the warrant. Subject to those conditions and to the Companies Acts, the bearer shall be deemed to be a member of the Company and shall have the same rights and privileges as he would have if his name had been included in the register as the holder of the shares comprised in the warrant.
No right in relation to share
26.
The Company shall not be bound by or be compelled in any way to recognise any right in respect of the share represented by a share warrant other than the bearer’s absolute right to the warrant.

Uncertificated shares
27.
Subject to the provisions of the Regulations, the Board may permit the holding of shares in any class of shares in uncertificated form and the transfer of title to shares in that class by means of a relevant system and may determine that any class of shares shall cease to be a participating security.

Not separate class of shares
28.
Shares in the capital of the Company that fall within a certain class shall not form a separate class of shares from other shares in that class because any share in that class:

(a)
is held in uncertificated form; or

(b)
is permitted in accordance with the Regulations to become a participating security. Exercise of Company’s entitlements in respect of uncertificated shares

29.
Where any class of shares is a participating security and the Company is entitled under the Companies Acts, the Regulations or these Articles to sell, transfer or otherwise dispose of, forfeit, re-allot, accept the surrender of or otherwise enforce a lien over a share held in uncertificated form, the Company shall be entitled, subject to the Companies Acts, the Regulations and these Articles and the facilities and requirements of the relevant system:
(a)
to require the holder of that uncertificated share by notice to change that share into certificated form within the period specified in the notice and to hold that share in certificated form so long as required by the Company;

(b)
to require the holder of that uncertificated share by notice to give any instructions necessary to transfer title to that share by means of the relevant system within the period specified in the notice;

(c)
to require the holder of that uncertificated share by notice to appoint any person to take any step, including without limitation the giving of any instructions by means of the relevant system, necessary to transfer that share within the period specified in the notice; and

(d)
to take any action that the Board considers appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of that share or otherwise to enforce a lien in respect of that share, including giving notice to any person that the share should be converted into certificated form.

Authority for allotment of securities
30.
The Board has general and unconditional authority to exercise all the powers of the Company to allot relevant securities up to an aggregate nominal amount equal to the allotment amount, for each prescribed period.

Disapplication of pre-emption rights
31.
The Board is empowered for each prescribed period to allot equity securities for cash pursuant to the authority conferred by Article 30 as if neither section 89(1) of the Act nor section 561(1) of the 2006 Act applies to any such allotment, provided that its power shall be limited to:

(a)
the allotment of equity securities in connection with an issue in favour of ordinary shareholders where the equity securities respectively attributable to the interests of all ordinary shareholders are proportionate (as nearly as practicable) to the respective numbers of ordinary shares held by them, but subject to such exclusions or other arrangements as the Board may deem necessary or expedient in relation to fractional entitlements or any legal, regulatory or practical problems under the laws or regulations of any overseas territory or the requirements of any regulatory body or stock exchange; and

(b)
the allotment (otherwise than pursuant to Article 31(a)) of equity securities up to an aggregate nominal amount equal to the disapplication amount.

Allotment after expiry
32.
Before the expiry of a prescribed period the Company may make an offer or agreement which would or might require equity securities or other relevant securities to be allotted after such expiry. The Board may allot equity securities or other relevant securities in pursuance of that offer or agreement as if the prescribed period during which that offer or agreement was made had not expired.

Further Definitions
33.
In Articles 30 to 33:

“prescribed period” means any period for which the authority conferred by Article 30 is given by ordinary or special resolution stating the allotment amount and/or the power conferred by Article 31 is given by special resolution stating the disapplication amount;

“allotment amount” means, for any prescribed period, the amount stated in the relevant ordinary or special resolution; and
“disapplication amount” means, for any prescribed period, the amount stated in the relevant special resolution.
Residual allotment powers
34.
The provisions of the Companies Acts relating to authority, pre-emption rights or otherwise and of any resolution of the Company in general meeting passed pursuant to those provisions and, in the case of redeemable shares, the provisions of Article 35:

(a)
all unissued shares for the time being in the capital of the Company shall be at the disposal of the Board; and

(b)
the Board may allot (with or without conferring a right of renunciation), grant options over, or otherwise dispose of them to such persons on such terms and conditions and at such times as it thinks fit.

REDEEMABLE SHARES
Redeemable shares
35.
Subject to the Companies Acts, and without prejudice to any rights attached to any existing shares or class of shares, shares may be issued which are to be redeemed or are to be liable to be redeemed at the option of the Company on such terms and in such manner as may be provided by these Articles.

Redeemable Preference Shares
36.
The rights attaching to the redeemable preference shares are as follows:

Dividends
37.
The holders of redeemable preference shares shall be entitled, in priority to the holders of any other class of shares in the Company’s share capital, to receive out of the profits of the Company available for distribution and resolved under the Articles to be distributed in respect of each financial year of the Company a fixed cumulative preferential dividend (the “Preference Dividend”) at the rate of 8 per cent. per annum on the amount for the time being paid up on each redeemable preference share held by them respectively, save that no Preference Dividend shall accrue in respect of any redeemable preference share not in issue.

38.
The Preference Dividend shall accrue on a daily basis and shall be payable annually in arrears on 31 December (“Annual Preference Dividend Payment Date”), or if such date is not a Business Day, on the next following Business Day, in respect of the year ending on that date. The first such payment shall be made on the 31 December following the issue in respect of the period from the date of the issue of the redeemable preference shares concerned until such date. The Preference Dividend shall be paid to the holders of the issued redeemable preference shares whose names appear on the register at 12 noon on any date selected by the directors up to 42 days before the relevant dividend payment date.

Capital
39.
On a distribution of assets of the Company among its members on a winding up or other return of capital (other than a redemption or purchase by the Company of its own shares), the holders of the redeemable preference shares shall rank behind the holders of Ordinary Shares but ahead of the holders of any other classes of shares of the Company in relation to the payment of any capital paid up or credited as paid up on each redeemable preference share.

No further rights to dividends or capital
40.
Save as provided in Articles 37, 38 and 39, the holders of the redeemable preference shares shall not be entitled to any participation in the profits or assets of the Company.

Voting
41.
The holders of redeemable preference shares shall not have any rights to vote.

Redemption
42.      (a)
Subject to the Companies Acts, the Company shall have the right at any time to redeem any redeemable preference shares (provided that they are credited as fully paid) by giving to the registered holder written notice of its intention to do so (the “Redemption Notice”).

(b)
Subject to the Companies Acts, the holder(s) of the redeemable preference shares has the right at any time to give the Company written notice to require the Company to redeem all of its redeemable preference shares (provided that they are credited as fully paid) within three months of giving the Company such notice (the “Shareholder Redemption Notice”).

43.      (a)
The Redemption Notice must specify the number of redeemable preference shares to be redeemed, the amount payable on redemption and the date and time (the “Redemption Date”) and place in England at which:

(i)
the share certificates in respect of the redeemable preference shares must be delivered to the Company for cancellation; and

(ii)
the Company shall pay to the registered holders of the redeemable preference shares to be redeemed the redemption money in respect of such redeemable preference shares together with a sum equal to any arrears and accruals of the Preference Dividend (whether accrued or declared or not) and any interest payable calculated down to the date of such repayment.

The holders of the redeemable preference shares to be redeemed shall be bound by the Redemption Notice.
(b)
Following the receipt of a Shareholder Redemption Notice the Company shall be bound, subject to the Companies Acts, to redeem such redeemable preference shares and must give the relevant holder of such shares written notice of the date (also the “Redemption Date”) of a redemption (such notice to be at least fourteen days in advance of such payment) whereby, upon the receipt by the Company of (i) the relevant share certificate(s) in respect of such shares from the holder for cancellation or (ii) an indemnity reasonably acceptable to the Company in respect of a lost share certificates(s), then the Company shall pay to the registered holder of the shares the redemption money in respect of such shares together with a sum equal to any arrears and accruals of the Preference Dividend (whether accrued or declared or not) and any interest payable calculated down to the date of such repayment. If the Company is not able to redeem such shares within three months of receipt of the Shareholder Redemption Notice (because such payment would be in contravention of the Companies Acts), then the Company shall effect such redemption as soon as possible after such shares have become capable of being lawfully redeemed in accordance with the Companies Acts.

44.
The amount to be paid on redemption of each redeemable preference share shall equal the amount credited as paid up on it (including any share premium) together with all arrears or accruals of the Preference Dividend (whether accrued, declared or not) calculated up to and including the Redemption Date and in the case of a partial redemption proportionately in respect of each holding of redeemable preference shares.

45.
The redeemable preference shares shall be redeemed on or before 31 December 2050 and if, in accordance with the Companies Acts, the redeemable preference shares shall not on any such date be capable of being redeemed by the Company, such redemption shall be effected as soon as possible after the redeemable preference shares have become capable of being redeemed.

46.
The Preference Dividend shall cease to accrue on any redeemable preference shares, which are to be redeemed, on the Redemption Date.

47.
If any holder of a redeemable preference share to be redeemed fails or refuses to surrender the share certificate (or an indemnity reasonably acceptable to the Company in respect of lost share certificates) for such redeemable preference share (or fails or refuses to accept the redemption money payable in respect of it), the Company shall retain such money and hold it on trust for such holder but without interest or further obligation whatever.

48.
No redeemable preference share shall be redeemed otherwise than out of distributable profits or the proceeds of a fresh issue of shares made for the purposes of the redemption or out of capital to the extent permitted by the Companies Acts but any premium payable on redemption shall be paid either out of distributable profits, or to the extent permitted by the Companies Acts, out of the share premium account of the Company.

49.
No redeemable preference share redeemed by the Company shall be capable of re-issue.

Commissions
50.
The Company may exercise all powers of paying commissions or brokerage conferred or permitted by the Companies Acts. Subject to the Companies Acts, any such commission or brokerage may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other.

Trusts not recognised
51.
Except as required by the Companies Acts or as otherwise provided by these Articles, the Company shall recognise no person as holding any share on any trust and (except as otherwise provided by these Articles or by the Companies Acts) the Company shall not be bound by or recognise any interest in any share (or in any fractional part of a share) except the holder’s absolute right to the entirety of the share (or fractional part of the share).

VARIATION OF RIGHTS
Method of varying rights
52.
Subject to the provisions of the Companies Acts, if at any time the capital of the Company is divided into different classes of shares, the rights attached to any class may (unless otherwise provided by the terms of allotment of the shares of that class) be varied or abrogated, whether or not the Company is being wound up, either:

(a)
with the consent of the holders of three-quarters in nominal value of the issued shares of the class, which consent shall be by means of one or more instruments or contained in one or more electronic communications sent to such address (if any) as may for the time being be notified by or on behalf of the Company for that purpose or a combination of both; or

(b)
with the sanction of an extraordinary resolution passed at a separate general meeting of the holders of the shares of the class,

but not otherwise.

SHARE CERTIFICATES
Members’ rights to certificates
53.
Every member, on becoming the holder of any certificated share (except a recognised person in respect of whom the Company is not required by law to complete and have ready for delivery a certificate) shall be entitled, without payment, to one certificate for all the certificated shares of each class held by him (and, on transferring a part of his holding of certificated shares of any class, to a certificate for the balance of his holding of certificated shares). He may elect to receive one or more additional certificates for any of his certificated shares if he pays for every certificate after the first a reasonable sum determined from time to time by the Board. Every certificate shall:

(a)
be executed under the seal or otherwise in accordance with Article 222 or in such other manner as the Board may approve; and

(b)
specify the number, class and distinguishing numbers (if any) of the shares to which it relates and the amount or respective amounts paid up on the shares.

54.
The Company shall not be bound to issue more than one certificate for certificated shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them. Shares of different classes may not be included in the same certificate.

Replacement certificates
55.
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and payment of any exceptional out-of-pocket expenses reasonably incurred by the Company in investigating evidence and preparing the requisite form of indemnity as the Board may determine but otherwise free of charge, and (in the case of defacement or wearing out) on delivery up of the old certificate.

LIEN
Company to have lien on shares
56.
The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys payable to the Company (whether presently or not) in respect of that share. The Board may at any time (generally or in a particular case) waive any lien or declare any share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a share shall extend to any amount (including without limitation dividends) payable in respect of it.

Enforcement of lien by sale
57.
The Company may sell, in such manner as the Board determines, any share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 days after notice has been sent to the holder of the share, or to the person entitled to it by transmission, demanding payment and stating that if the notice is not complied with the share may be sold.

Giving effect to sale
58.
To give effect to that sale the Board may, if the share is a certificated share, authorise any person to execute an instrument of transfer in respect of the share sold to, or in accordance with the directions of, the buyer. If the share is an uncertificated share, the Board may exercise any of the Company’s powers under Article 29 to require the share to be changed into certificated form and to effect the sale of the share to, or in accordance with the directions of, the buyer. The buyer shall not be bound to see to the application of the purchase money and his title to the share shall not be affected by any irregularity in or invalidity of the proceedings in relation to the sale.

Application of proceeds
59.
The net proceeds of the sale, after payment of the costs, shall be applied in or towards payment or satisfaction of so much of the sum in respect of which the lien exists as is presently payable. Any residue shall (if the share sold is a certificated share, on surrender to the Company for cancellation of the certificate in respect of the share sold and, whether the share sold is a certificated or uncertificated share, subject to a like lien for any moneys not presently payable as existed on the share before the sale) be paid to the person entitled to the share at the date of the sale.

CALLS ON SHARES
Power to make calls
60.
Subject to the terms of allotment, the Board may from time to time make calls on the members in respect of any moneys unpaid on their shares (whether in respect of nominal value or premium). Each member shall (subject to receiving at least 14 days’ notice specifying when and where payment is to be made) pay to the Company the amount called on his shares as required by the notice. A call may be required to be paid by instalments. A call may be revoked in whole or part and the time fixed for payment of a call may be postponed in whole or part as the Board may determine. A person on whom a call is made shall remain liable for calls made on him even if the shares in respect of which the call was made are subsequently transferred.

Time when call made
61.
A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.

Liability of joint holders
62.
The joint holders of a share shall be jointly and severally liable to pay all calls in respect of it.

Interest payable
63.
If a call or any instalment of a call remains unpaid in whole or in part after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid. Interest shall be paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, the rate determined by the Board, not exceeding 15 per cent per annum, or, if higher, the appropriate rate (as defined in the Companies Acts), but the Board may in respect of any individual member waive payment of such interest wholly or in part.

Deemed calls
64.
An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and notified and payable on the date so fixed or in accordance with the terms of the allotment. If it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

Differentiation on calls
65.
Subject to the terms of allotment, the Board may make arrangements on the issue of shares for a difference between the allottees or holders in the amounts and times of payment of calls on their shares.

Payment of calls in advance
66.
The Board may, if it thinks fit, receive from any member all or any part of the moneys uncalled and unpaid on any share held by him. Such payment in advance of calls shall extinguish the liability on the share in respect of which it is made to the extent of the payment. The Company may pay on all or any of the moneys so advanced (until they would but for such advance become presently payable) interest at such rate agreed between the Board and the member not exceeding (unless the Company by ordinary resolution otherwise directs) 15 per cent, per annum or, if higher, the appropriate rate (as defined in the Companies Acts).
FORFEITURE AND SURRENDER
Notice requiring payment of call
67.
If a call or any instalment of a call remains unpaid in whole or in part after it has become due and payable, the Board may give to the person from whom it is due not less than 14 days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall name the place where payment is to be made and shall state that if the notice is not complied with the shares in respect of which the call was made will be liable to be forfeited.

Forfeiture for non-compliance
68.
If that notice is not complied with, any share in respect of which it was given may, at any time before the payment required by the notice has been made, be forfeited by a resolution of the Board. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited share which have not been paid before the forfeiture. When a share has been forfeited, notice of the forfeiture shall be sent to the person who was the holder of the share before the forfeiture. An entry shall be made promptly in the register opposite the entry of the share showing that notice has been sent, that the share has been forfeited and the date of forfeiture. No forfeiture shall be invalidated by the omission or neglect to give that notice or to make those entries.

Sale of forfeited shares
69.
Subject to the Companies Acts, a forfeited share shall be deemed to belong to the Company and may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Board determines, either to the person who was the holder before the forfeiture or to any other person. At any time before sale, re-allotment or other disposal, the forfeiture may be cancelled on such terms as the Board thinks fit. Where for the purposes of its disposal a forfeited share held in certificated form is to be transferred to any person, the Board may authorise any person to execute an instrument of transfer of the share to that person. Where for the purposes of its disposal a forfeited share held in uncertificated form is to be transferred to any person, the Board may exercise any of the Company’s powers under Article 29. The Company may receive the consideration given for the share on its disposal and may register the transferee as holder of the share.

Liability following forfeiture
70.
A person shall cease to be a member in respect of any share which has been forfeited and shall, if the share is a certificated share, surrender the certificate for any forfeited share to the Company for cancellation. The person shall remain liable to the Company for all moneys which at the date of forfeiture were presently payable by him to the Company in respect of that share with interest on that amount at the rate at which interest was payable on those moneys before the forfeiture or, if no interest was so payable, at the rate determined by the Board, not exceeding 15 per cent. per annum or, if higher, the appropriate rate (as defined in the Companies Acts), from the date of forfeiture until payment. The Board may waive payment wholly or in part or enforce payment without any allowance for the value of the share at the time of forfeiture or for any consideration received on its disposal.

Surrender
71.
The Board may accept the surrender of any share which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

Extinction of rights
72.
The forfeiture of a share shall involve the extinction at the time of forfeiture of all interest in and all claims and demands against the Company in respect of the share and all other rights and liabilities incidental to the share as between the person whose share is forfeited and the Company, except only those rights and liabilities expressly saved by these Articles, or as are given or imposed in the case of past members by the Companies Acts.

Evidence of forfeiture or surrender
73.
A statutory declaration by a director or the secretary that a share has been duly forfeited or surrendered on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject if necessary to the execution of an instrument of transfer or transfer by means of the relevant system, as the case may be) constitute a good title to the share. The person to whom the share is disposed of shall not be bound to see to the application of the purchase money, if any, and his title to the share shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the forfeiture, surrender, sale, re-allotment or disposal of the share.

TRANSFER OF SHARES
Form and execution of transfer of certificated share
74.
The instrument of transfer of a certificated share may be in any usual form or in any other form which the Board may approve. An instrument of transfer shall be signed by or on behalf of the transferor and, unless the share is fully paid, by or on behalf of the transferee. An instrument of transfer need not be under seal.

Right to refuse registration
75.
The Board may, subject to the Companies Acts, refuse to register the transfer of a certificated share which is not fully paid, provided that the refusal does not prevent dealings in shares in the Company from taking place on an open and proper basis.

76.
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77.
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78.
The Board may, subject to the Companies Acts, also refuse to register the transfer of a certificated share unless the instrument of transfer:

(a)
is lodged, duly stamped (if stampable), at the office or at another place appointed by the Board accompanied by the certificate for the share to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(b)
is in respect of only one class of shares; and

(c)
is in favour of not more than four transferees. Transfers by recognised persons

79.
In the case of a transfer of a certificated share by a recognised person, the lodgement of a share certificate will only be necessary if and to the extent that a certificate has been issued in respect of the share in question.

Notice of refusal to register
80.
If the Board refuses to register a transfer of a share, it shall send the transferee notice of its refusal within two months after the date on which the instrument of transfer was lodged with the Company or the Operator-instruction was received, as the case may be.

81.
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No fee payable on registration
82.
No fee shall be charged for the registration of any instrument of transfer or other document relating to or affecting the title to a share.

Retention of transfers
83.
The Company shall be entitled to retain an instrument of transfer which is registered, but an instrument of transfer which the Board refuses to register shall be returned to the person lodging it when notice of the refusal is given.

TRANSMISSION OF SHARES
Transmission
84.
If a member dies, the survivor or survivors where he was a joint holder, and his personal representatives where he was a sole holder or the only survivor of joint holders, shall be the only persons recognised by the Company as having any title to his interest. Nothing in these Articles shall release the estate of a deceased member (whether a sole or joint holder) from any liability in respect of any share held by him.

Elections permitted
85.
A person becoming entitled by transmission to a share may, on production of any evidence as to his entitlement properly required by the Board, elect either to become the holder of the share or to have another person nominated by him registered as the transferee. If he elects to become the holder he shall give notice to the Company to that effect. If he elects to have another person registered and the share is a certificated share, he shall execute an instrument of transfer of the share to that person. If he elects to have himself or another person registered and the share is an uncertificated share, he shall take any action the Board may require (including without limitation the execution of any document and the giving of any instruction by means of a relevant system) to enable himself or that person to be registered as the holder of the share. All the provisions of these Articles relating to the transfer of shares apply to that notice or instrument of transfer as if it were an instrument of transfer executed by the member and the death or bankruptcy of the member or other event giving rise to the transmission had not occurred.

Elections required
86.
The Board may at any time send a notice requiring any such person to elect either to be registered himself or to transfer the share. If the notice is not complied with within 60 days, the Board may after the expiry of that period withhold payment of all dividends or other moneys payable in respect of the share until the requirements of the notice have been complied with.

Rights of persons entitled by transmission
87.
A person becoming entitled by transmission to a share shall, on production of any evidence as to his entitlement properly required by the Board and subject to the requirements of Articles 85 and 86, have the same rights in relation to the share as he would have had if he were the holder of the share, subject to Article 241. That person may give a discharge for all dividends and other moneys payable in respect of the share, but he shall not, subject to these Articles, before being registered as the holder of the share, be entitled in respect of it to receive notice of, or to attend or vote at, any meeting of the Company or to receive notice of or to attend or vote at any separate meeting of the holders of any class of shares in the capital of the Company.

ALTERATION OF SHARE CAPITAL
Alterations by ordinary resolution
88.
The Company may by ordinary resolution:

(a)
increase its share capital by such sum to be divided into shares of such amount as the resolution prescribes;

(b)
consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(c)
subject to the Companies Acts, sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the Memorandum and the resolution may determine that, as between the shares resulting from the sub-division, any of them may have any preference or advantage as compared with the others; and

(d)
cancel shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

New shares subject to these Articles
89.
All shares created by ordinary resolution pursuant to Article 88 shall be:

(a)
subject to all the provisions of these Articles including, without limitation, provisions relating to payment of calls, lien, forfeiture, transfer and transmission; and

(b)
ordinary shares, unless otherwise provided by these Articles, by the resolution creating the shares or by the terms of allotment of the shares.

Fractions arising
90.
Whenever any fractions arise as a result of a consolidation or sub-division of shares, the Board may on behalf of the members deal with the fractions as it, in its absolute discretion, thinks fit. In particular, without limitation, the Board may sell shares representing fractions to which any members would otherwise become entitled to any person (including, subject to the Companies Acts, the Company) and distribute the net proceeds of sale in due proportion among those members. Where the shares to be sold are held in certificated form the Board may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer. Where the shares to be sold are held in uncertificated form, the Board may do all acts and things it considers necessary or expedient to rematerialize the shares into certificated form and/or to effect the transfer of the shares to, or in accordance with the directions of, the buyer. The buyer shall not be bound to see to the application of the purchase moneys and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in relation to the sale.

Power to reduce capital
91.
Subject to the Companies Acts, the Company may by special resolution reduce its share capital, capital redemption reserve and share premium account in any way.

PURCHASE OF OWN SHARES
Power to purchase own shares
92.
In accordance with the Companies Acts, and without prejudice to any relevant special rights attached to any class of shares, the Company may purchase any of its own shares of any class (including without limitation redeemable shares) in any way and at any price (whether at par or above or below par).

GENERAL MEETINGS
Types of general meeting
93.
All general meetings of the Company other than annual general meetings shall be called general meetings. Subject to the Companies Acts, annual general meetings shall be held at such time and place as the Board may determine.

Convening general meetings
94.
The Board may call a general meeting which is not an annual general meeting whenever and at such time and place as it shall determine.

Recipients of notice
95.
Subject to the Companies Acts, to the provisions of these Articles and to any restrictions imposed on any shares, any notice of general meeting shall be sent to all the members, to each of the directors and to the auditors.

96.
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97.
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98.
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NOTICE OF GENERAL MEETINGS
Period of notice
99.
An annual general meeting shall be called by at least 21 clear days’ notice. All other general meetings shall be called by at least 14 clear days’ notice.

Contents of notice: general
100.
The notice shall specify the day, time and place of the general meeting (including without limitation any satellite meeting place arranged for the purposes of Article 103, which shall be identified as such in the notice) and the general nature of the business to be transacted.

Contents of notice: additional requirements
101.
In the case of an annual general meeting, the notice shall specify the meeting as such. In the case of a meeting to pass a special resolution, the notice shall specify the intention to propose the resolution as such.

Article 105 arrangements
102.
The notice shall include details of any arrangements made for the purpose of Article 105 making clear that participation in those arrangements will not amount to attendance at the meeting to which the notice relates.

General meetings at more than one place
103.
The Board may resolve to enable persons entitled to attend a general meeting to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world. The members present in person or by proxy at satellite meeting places shall be counted in the quorum for, and entitled to vote at, the general meeting in question, and that meeting shall be duly constituted and its proceedings valid if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that members attending at all the meeting places are able to:

(a)
participate in the business for which the meeting has been convened;

(b)
hear and see all persons who speak (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) in the principal meeting place and any satellite meeting place; and

(c)
be heard and seen by all other persons so present in the same way, and the meeting shall be deemed to take place at the principal meeting place.

Interruption or adjournment where facilities inadequate
104.
If it appears to the chairman of the general meeting that the facilities at the principal meeting place or any satellite meeting place have become inadequate for the purposes referred to in Article 103, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of that adjournment shall be valid. The provisions of Article 119 shall apply to that adjournment.

Other arrangements for viewing/hearing proceedings
105.
The Board may make arrangements for persons entitled to attend a general meeting or an adjourned general meeting to be able to view and hear the proceedings of the general meeting or adjourned general meeting and to speak at the meeting (whether by the use of microphones, loudspeakers, audio-visual communications equipment or otherwise) by attending at a venue anywhere in the world not being a satellite meeting place. Those attending at any such venue shall not be regarded as present at the general meeting or adjourned general meeting and shall not be entitled to vote at the meeting at or from that venue. The inability for any reason of any member present in person or by proxy at such a venue to view or hear all or any of the proceedings of the meeting or to speak at the meeting shall not in any way affect the validity of the proceedings of the meeting.

Controlling level of attendance
106.
The Board may from time to time make any arrangements for controlling the level of attendance at any venue for which arrangements have been made pursuant to Article 105 (including without limitation the issue of tickets or the imposition of some other means of selection) which it in its absolute discretion considers appropriate, and may from time to time change those arrangements. If a member, pursuant to those arrangements, is not entitled to attend in person or by proxy at a particular venue, he shall be entitled to attend in person or by proxy at any other venue for which arrangements have been made pursuant to Article 105. The entitlement of any member to be present at such venue in person or by proxy shall be subject to any such arrangement then in force and stated by the notice of meeting or adjourned meeting to apply to the meeting.

Change in place and/or time of meeting
107.
If, after the sending of notice of a general meeting but before the meeting is held, or after the adjournment of a general meeting but before the adjourned meeting is held (whether or not notice of the adjourned meeting is required), the Board decides that it is impracticable or unreasonable for a reason beyond its control to hold the meeting at the declared place (or any of the declared places, in the case of a meeting to which Article 103 applies) and/or time, it may change the place (or any of the places, in the case of a meeting to which Article 103 applies) and/or postpone the time at which the meeting is to be held. If such a decision is made, the Board may then change the place (or any of the places, in the case of a meeting to which Article 103 applies) and/or postpone the time again if it decides that it is reasonable to do so. In either case:

(a)
no new notice of the meeting need be sent, but the Board shall, if practicable, advertise the date, time and place of the meeting in at least two newspapers having a national circulation and shall make arrangements for notices of the change of place and/or postponement to appear at the original place and/or at the original time; and

(b)
a proxy appointment in relation to the meeting may, if by means of an instrument, be delivered to the office or to such other place within the United Kingdom as may be specified by or on behalf of the Company in accordance with Article 165(a) or, if contained in an electronic communication, be received at the address (if any) specified by or on behalf of the Company in accordance with Article 165(b), at any time not less than 48 hours before any postponed time appointed for holding the meeting; and

(c)
any valid proxy duly delivered to the Company in respect of a meeting which is postponed in accordance with these Articles shall be valid and subsisting in respect of that meeting when held notwithstanding that the time and/or place for the meeting changes unless expressly provided otherwise in the relevant proxy.

Meaning of participate
108.
For the purposes of Articles 103 to 107, the right of a member to participate in the business of any general meeting shall include, without limitation, the right to speak, vote on a show of hands (to the extent applicable), vote on a poll, be represented by a proxy and have access to all documents which are required by the Companies Acts or these Articles to be made available at the meeting.

Accidental omission to give notice etc.
109.
The accidental omission or failure to send a notice of any general meeting, or resolution intended to be moved at any general meeting, to any person entitled to receive it, or the non-receipt for any reason of any such notice by that person, shall be disregarded for the purposes of determining whether such notice is duly given and shall not invalidate the proceedings at that meeting.

Security
110.
The Board and, at any general meeting, the chairman may make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting, the chairman are entitled to refuse entry to a person who refuses to comply with these arrangements, requirements or restrictions.

PROCEEDINGS AT GENERAL MEETINGS
Quorum
111.
No business shall be transacted at any general meeting unless a quorum is present, but the absence of a quorum shall not preclude the choice or appointment of a chairman, which shall not be treated as part of the business of the meeting. Save as otherwise provided by these Articles, two Members Present and entitled to vote on the business to be transacted shall be a quorum (and for the avoidance of doubt, the holder of the P&O Princess Special Voting Share shall be treated as being entitled to vote for the purposes of determining whether a quorum exists).

112.
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113.
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If quorum not present
114.
If such a quorum is not present within five minutes (or such longer time not exceeding 60 minutes as the chairman of the meeting may decide to wait) from the time appointed for the meeting, or if during a meeting such a quorum ceases to be present, the meeting, if convened on the requisition of members made in accordance with the 2006 Act, shall be dissolved, and in any other case shall stand adjourned to such time and place as the chairman of the meeting may determine. The adjourned meeting shall be dissolved if a quorum is not present within 15 minutes after the time appointed for holding the meeting.

Chairman
115.
The chairman, if any, of the Board or, in his absence, any deputy chairman of the Board or, in his absence, some other director nominated by the Board, shall preside as chairman of the meeting. If neither the chairman, deputy chairman nor any such other director is present within thirty minutes after the time appointed for holding the meeting or is not willing to act as chairman, the directors present shall elect one of their number to be chairman. If there is only one director present and willing to act, he shall be chairman. If no director is willing to act as chairman, or if no director is present within thirty minutes after the time appointed for holding the meeting, the members present and entitled to vote shall choose one of their number who is present in person (but not by proxy) to be chairman. If no such member present shall be willing to act, then such members may choose a member present by proxy and entitled to vote as chairman of the meeting.
Directors entitled to attend and speak
116.
A director shall, notwithstanding that he is not a member, be entitled to attend and speak at any general meeting and at any separate meeting of the holders of any class of shares in the capital of the Company.

Adjournments: chairman’s powers
117.
The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place. No business shall be transacted at an adjourned meeting other than business which might properly have been transacted at the meeting had the adjournment not taken place. In addition (and without prejudice to the chairman’s power to adjourn a meeting conferred by Article 104), the chairman may adjourn the meeting to another time and place without such consent if it appears to him that:

(a)
any amendment to a Substantive Resolution has been approved at the meeting; or

(b)
it is likely to be impracticable to hold or continue that meeting because of the number of members wishing to attend who are not present; or

(c)
the unruly conduct of persons attending the meeting prevents or is likely to prevent the orderly continuation of the business of the meeting; or

(d)
an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

118.
In determining whether to adjourn the meeting under Article 117, the chairman shall have regard to the Company’s obligations under Articles 106 and 109.

Adjournments: procedures
119.
Any such adjournment may be for such time and to such other place (or, in the case of a meeting held at a principal meeting place and a satellite meeting place, such other places) as the chairman may, in his absolute discretion, determine, notwithstanding that by reason of such adjournment some members may be unable to be present at the adjourned meeting. Any such member may nevertheless appoint a proxy for the adjourned meeting either in accordance with Article 163 or by means of an instrument which, if delivered by him at the meeting which is adjourned to the chairman or the secretary or any director, shall be valid even though it is given at less notice than would otherwise be required by Article 165(a). When a meeting is adjourned for 30 days or more or for an indefinite period, notice shall be sent at least seven clear days before the date of the adjourned meeting specifying the time and place (or places, in the case of a meeting to which Article 103 applies) of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to send any notice of an adjournment or of the business to be transacted at an adjourned meeting.

120.
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Class meetings
121.
All provisions of these Articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the holders of any other class of shares in the capital of the Company, except that:

(a)
the necessary quorum shall be two or more persons entitled to vote at the meeting present in person or by proxy and holding at least one-third in nominal value of the issued shares of the class or, at any adjourned meeting, one person entitled to vote at the meeting and present in person or by proxy, whatever the amount of his holding, shall be deemed to constitute a meeting;

(b)
any holder of shares of the class present in person or by proxy may demand a poll; and

(c)
each holder of shares of the class shall, on a poll, be entitled to such aggregate number of votes as are attached to every share of the class held by him.

122.
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123.
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124.
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125.
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126.
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127.
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128.
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129.
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130.
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131.
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Methods of voting
132.
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133.
The chairman of any general meeting can demand a poll on any resolution that is put to the vote of a general meeting, whether before it has been put to the vote on a show of hands or afterwards. Otherwise, any resolution to be put to the vote of a general meeting shall be decided on a show of hands unless, before or on the declaration of the result of a vote on the show of hands or on the withdrawal of any other demand for a poll, a poll is duly demanded. Subject to the provisions of the Companies Acts, a poll may be demanded on a resolution by:

(a)
the chairman of the meeting; or

(b)
at least five members having the right to vote on the resolution; or

(c)
any member or members representing not less than one-tenth of the total voting rights of all the members having the right to vote on the resolution; or

(d)
any member or members holding shares conferring a right to vote on the resolution being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

134.
A demand by a person as proxy for a member shall be the same as a demand by the member. Declaration of result in the absence of a poll

135.
Unless a poll is duly demanded pursuant to Article 133 (and the demand is not withdrawn before the poll is taken) a declaration by the chairman that a resolution has been carried or carried unanimously, or by a particular majority, or lost, or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

Procedure on a poll
136.
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137.
A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers, who need not be members, and may fix a time and place for declaring the result of the poll. The result of the poll is deemed to be the resolution of the meeting at which the poll is demanded.

138.
A poll shall be taken at such time and place as the chairman decides, either at once or after an interval or adjournment (but not more than 30 days after the date of the demand).

139.
The chairman may determine that any poll may close at different times for different classes of shareholder or for different shareholders of the same class entitled to vote on the relevant resolution.

140.
No notice need be given of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case at least seven days’ notice shall be given specifying the time and place at which the poll is to be taken.

141.
A demand for a poll may be withdrawn but only with the consent of the chairman. A demand withdrawn in this way validates the result of a show of hands declared before the demand is made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the meeting shall continue as if the demand has not been made. If the demand for a poll is withdrawn, the chairman or any other member entitled may demand a poll.

142.
The requirement for a poll (whether automatic or on demand) does not prevent the meeting continuing for the transaction of business other than the question on which a poll is to be held.

143.
On a poll, votes may be given in person or by proxy and, subject to the Companies Acts, a member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

144.
The chairman shall determine any dispute as to the admission or rejection of a vote and such determination made in good faith shall be final and conclusive.

Effectiveness of special resolutions
145.
Where for any purpose an ordinary resolution of the Company is required, a special resolution shall also be effective.

146.
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VOTING RIGHTS AND PROCEDURES
Right to vote
147.
Subject to any special terms as to voting on which shares have been allotted or issued, or a suspension or abrogation of voting rights pursuant to the Articles, at a general meeting or meeting of members of a class every Member Present has on a show of hands one vote and has on a poll:

(a)
one vote for each fully paid P&O Princess Ordinary Share; and

(b)
in the case of a partly paid share, that fraction of a vote equivalent to the proportion which the amount paid up (not credited) on that member’s share bears to the total amount paid and payable for that share (excluding amounts credited). Amounts paid in advance of a call shall be ignored when calculating the proportion.

148.
On a poll, each Member Present may cast the votes attaching to his P&O Princess Ordinary Shares either for or against the resolution or may specifically elect to abstain from voting, in which case his vote shall neither be counted as a vote in favour or against such resolution.

Votes of joint holders
149.
In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose seniority shall be determined by the order in which the names of the holders stand in the register.

Member under incapacity
150.
A member in respect of whom an order has been made by a court or official having jurisdiction (whether in the United Kingdom or elsewhere) in matters concerning mental disorder may vote, whether on a show of hands or on a poll, by his receiver, curator bonis or other person authorised for that purpose appointed by that court or official. That receiver, curator bonis or other person may, on a show of hands or on a poll, vote by proxy. The right to vote shall be exercisable only if evidence satisfactory to the Board of the authority of the person claiming to exercise the right to vote has been received by the Company at the office, or at another address specified in accordance with these Articles for the delivery of proxy appointments, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised.

Calls in arrears
151.
No member shall be entitled to vote at a general meeting or at a separate meeting of the holders of any class of shares in the capital of the Company, either in person or by proxy, in respect of any share held by him unless all moneys presently payable by him in respect of that share have been paid.

Errors in voting
152.
If any votes are counted which ought not to have been counted, or might have been rejected, the error shall not vitiate the result of the voting unless it is pointed out at the same meeting, or at any adjournment of the meeting, and, in the opinion of the chairman (in his absolute discretion), it is of sufficient magnitude to vitiate the result of the voting.

Objection to voting
153.
No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting or poll at which the vote objected to is tendered. Every vote not disallowed at such meeting shall be valid and every vote not counted which ought to have been counted shall be disregarded. Any objection made in due time shall be referred to the chairman whose decision shall be final and conclusive.

Disclosure Notice
154.
The directors may by notice in writing (a “Disclosure Notice”) require any member or other person Appearing to be Interested or Appearing to have been Interested in the Ordinary Shares to disclose to the Company in writing such information as directors require relating to the ownership of, or Interests in, the Ordinary Shares in question as lies within the knowledge of such member or other person (supported, if the directors so require, by a statutory declaration and/or by such independent evidence as the directors reasonably require) including any information which the Company is entitled to seek pursuant to Part 22 of the 2006 Act.

The directors may give a Disclosure Notice at any time and may give one or more notices to the same members or other person in respect of the same Ordinary Shares.
Failure to comply with Disclosure Notice
155.
If any member or any other person Appearing to be Interested in Ordinary Shares has been served with a Disclosure Notice or a notice under Section 793 of the 2006 Act and has failed to supply the Company with the information required within 14 days from the date of service of the notice (or, such other period of time as the directors may, in their absolute discretion, prescribe in the notice), then the directors may, in their absolute discretion, at any time thereafter by notice (a “Direction Notice”) to such member direct that in respect of the Ordinary Shares in relation to which the default occurred (the “Default Shares”) the member shall not be entitled to vote at a general meeting of the Company or to exercise any other right conferred by membership in relation to general meetings of the Company or meetings of the holders of any class of shares of the Company. The Company shall send to each other person Appearing to be Interested in Ordinary Shares which are the subject of a Direction Notice a copy of the notice, but the failure or omission by the Company to do so shall not invalidate such notice. Any Direction Notice shall have effect, in accordance with its terms, for so long as the default in respect of which the Direction Notice was issued continues. The Direction Notice shall cease to have effect five days after confirmation by the Company that the information required by the Disclosure Notice has been provided to the Company.
Additional directions
156.
Where the Default Shares represent at least 0.25 per cent in nominal value of the issued shares of that class then the Direction Notice may additionally direct:

(a)
that any dividend or other money (or shares instead of such amount) payable in respect of the Default Shares shall (in whole or part) be retained by the Company without any liability to pay interest on it when it is finally paid to the member; and/or

(b)
that no transfer of any Default Shares held by such member shall be registered unless:

(i)
the member is not in default as regards supplying the information required;

(ii)
the member proves to the satisfaction of the directors that no person in default as regards supplying such information is Interested in any of the Ordinary Shares which are the subject of the transfer;

(iii)
registration of the transfer is required by the Regulations; or

(iv)
the transfer is an approved transfer if:

(A)
it is a transfer of shares pursuant to an acceptance of a takeover offer (within the meaning of Part 28 of the 2006 Act); or

(B)
the Board is satisfied that the transfer is made pursuant to a sale of the shares the subject of the transfer to a party unconnected with the member and with any other person appearing to be interested in the shares; or

(C)
the transfer results from a sale made through a recognised investment exchange as defined in the Financial Services and Markets Act 2000 or any other stock exchange outside the United Kingdom on which the Company’s shares are normally traded.

Additional shares
157.
Any new Ordinary Shares in the Company issued in right of Default Shares shall be subject to the same sanctions as apply to the Default Shares, and the directors may make any right to an allotment of new Ordinary Shares subject to sanctions corresponding to those which will apply to those Ordinary Shares on issue, provided that:

(a)
any sanctions applying to, or to a right to, new Ordinary Shares by virtue of this Article 157 shall cease to have effect when the sanctions applying to the related Default Shares cease to have effect (and shall be suspended or cancelled if and to the extent that the sanctions applying to the related Default Shares are suspended or cancelled); and

(b)
Article 154 shall apply to the exclusion of this Article 157 if the Company issues a separate Disclosure Notice in respect of the new shares.

Section 794 of the 2006 Act
158.
The provisions of Article 157 are without prejudice to the provisions of section 794 of the 2006 Act and, in particular, the Company may apply to the court under section 794(1) of the 2006 Act whether or not the provisions of Article 157 have been applied.

Conversion of uncertificated shares
159.
The Company may exercise any of its powers under Article 29 in respect of any Default Shares that are held in uncertificated form.

160.
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PROXIES AND CORPORATE REPRESENTATIVES
Appointment of proxy: execution
161.
The appointment of a proxy, whether in hard copy form or in electronic form, shall be executed in such manner as may be approved by or on behalf of the Company from time to time. Subject thereto, the appointment of a proxy shall be executed by the appointor or any person duly authorized by the appointor or, if the appointor is a corporation, executed by a duly authorised person or under its common seal or in any other manner authorized by its constitution.

Method of proxy appointment
162.
The appointment of a proxy shall be in any usual form or in any other form which the Board may approve. Subject thereto, the appointment of a proxy may be:

(a)
in hard copy form; or

(b)
in electronic form, if the Board so determines, and

the Board may, if it thinks fit, but subject to the Companies Acts, at the Company’s expense send or make available forms of proxy to members for use at any general meeting and issue invitations in electronic form to appoint a proxy in relation to the meeting in such form as may be approved by the Board. The omission to send out or make available forms of proxy or an invitation to appoint a proxy in relation to a general meeting to any member, or the non-receipt of such form or invitation by any member, shall not invalidate any resolution passed or proceedings at the general meeting concerned. The appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned. A member who is entitled to attend and vote at a general meeting is entitled to appoint another person, or two or more persons, in respect of different shares held by him, as his proxy or proxies to exercise all or any of his rights to attend and to speak and to vote at the meeting. A proxy need not be a member of the Company.
Sending of proxy appointment
163.
Without prejudice to Article 107(b) or to the second sentence of Article 119, the appointment of a proxy shall:

(a)
if in hard copy form, be received at the office or such other place within the United Kingdom as may be specified by or on behalf of the Company for that purpose:

(i)
in the notice convening the meeting, or

(ii)
in any form of proxy sent by or on behalf of the Company in relation to the meeting,

by a time not less than 48 hours (or such shorter time as the Board may determine) before the time appointed for holding the meeting concerned or adjourned meeting at which the person named in the appointment proposes to vote; or

(b)
if in electronic form, be received at any electronic address specified by or on behalf of the Company for the purpose of receiving proxy appointments in electronic form:

(i)
in the notice convening the meeting, or

(ii)
in any form of proxy sent by or on behalf of the Company in relation to the meeting, or

(iii)
in any invitation contained in electronic form to appoint a proxy issued by or on behalf of the Company in relation to the meeting,

by a time not less than 48 hours (or such shorter time as the Board may determine) before the time appointed for holding the meeting concerned or adjourned meeting at which the person named in the appointment proposes to vote; or
(c)
in either case, where a poll is automatic, be received by a time not less than 48 hours before the meeting at which the poll is to be held, and, in circumstances where a poll is demanded and taken more than 48 hours after it is demanded, be received as aforesaid after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll; or

(d)
in the case only of a proxy appointment in hard copy form, where a poll is not taken forthwith but is, in respect of resolutions on which the P&O Princess Special Voting Share has no vote, taken not more than 48 hours after it was demanded, be received by the chairman or to the secretary or by any director at the meeting at which the poll was demanded.

For the purposes of calculating any period of time under this Article or Article 169, no account need be taken by the Company of any part of a day that is not a working day.
164.
A proxy appointment in hard copy form deposited by the holder of the P&O Princess Special Voting Share will be valid if it is received by the chairman of the meeting before the close of the poll to which it relates.

Delivery of authority
165.
Except in relation to a proxy appointment deposited by the holder of the P&O Princess Special Voting Share (which is governed by Article 164), where the appointment of a proxy is expressed to have been or purports to have been executed by a person on behalf of the holder of a share:

(a)
the Company may treat the appointment as sufficient evidence of the authority of that person to execute the appointment on behalf of that holder;

(b)
that holder shall, if requested by or on behalf of the Company at any time, send or procure the sending of a copy of any written authority (certified either notarially or in some other way approved by the Board) under which the appointment has been executed to such address and by such time as may be specified in the request and, if the request is not complied with in any respect, the appointment may be treated as invalid; and

(c)
whether or not a request under Article 165(b) has been made or complied with, the Company may determine that it has insufficient evidence of the authority of that person to execute the appointment on behalf of that holder and may treat the appointment as invalid.

Validity of proxy appointment
166.
A proxy appointment which is not received in accordance with Articles 163 or 164 shall be invalid. When two or more valid proxy appointments are received in respect of the same share for use at the same meeting or poll, the one which was last received shall be treated as replacing and revoking the others as regards that share. If the Company is unable to determine which appointment was last validly received, none of them shall be treated as valid in respect of that share, provided that if the Company determines that it has insufficient evidence to decide whether or not a form of proxy is in respect of the same share, it shall be entitled to determine which form of proxy (if any) is to be treated as valid.
Rights of proxy
167.
A proxy appointment shall be deemed to include the right to demand, or join in demanding, a poll and the right to speak at a meeting. Save in respect of a proxy delivered in respect of the P&O Princess Special Voting Share, the proxy appointment shall also, unless it provides to the contrary, be deemed to confer authority on the proxy to vote or abstain from voting as the proxy thinks fit on any amendment of a resolution and on any procedural motion or resolution put to the meeting to which it relates and on any other business not referred to in the notice of meeting which may properly come before the meeting to which it relates. The proxy appointment shall, unless it provides to the contrary, be valid for any adjournment of the meeting as well as for the meeting to which it relates.

Corporate representatives
168.
Any corporation which is a member of the Company (in this Article the “grantor”) may, by resolution of its directors or other governing body, authorise such person or persons as it thinks fit to act as its representative at any general meeting of the Company or at any separate meeting of the holders of any class of shares. A director, the secretary or other person authorised for the purpose by the secretary may require such person or persons to produce a certified copy of the resolution of authorisation before permitting him to exercise his powers. The grantor shall for the purposes of these Articles be deemed to be present in person at any such meeting if a person so authorised is present at it and all references to attendance and voting in person shall, subject to the Companies Acts, be construed accordingly.

Revocation of authority
169.
Subject to the Companies Acts a vote given or poll demanded by a proxy or by the duly authorised representative of a corporation shall be valid notwithstanding the previous determination of the authority of the person voting or demanding the poll unless notice of the determination was received as mentioned in the following sentence at least three hours before the start of the meeting or adjourned meeting at which the vote is given or the poll demanded or (in the case of a poll taken otherwise than on the same day as the meeting or adjourned meeting) the time appointed for taking the poll. Such notice of determination shall be in writing and shall be received at the office or at such other place within the United Kingdom or address as may be specified by or on behalf of the Company for the purposes of the deposit of proxy appointments.

NUMBER OF DIRECTORS
Limits on number of directors
170.
Unless otherwise determined by ordinary resolution, the number of directors (other than alternate directors) shall be not less than three nor more than a maximum of twenty five in number (or such lesser maximum as the directors may from time to time resolve).

APPOINTMENT AND RETIREMENT OF DIRECTORS
Directors
Number of directors to retire
171.
At every subsequent annual general meeting following the adoption of these Articles one-third of the directors who are subject to retirement by rotation or, if their number is not three or a multiple of three, the number nearest to one-third shall retire from office, but;

(a)
if any director has at the start of the annual general meeting been in office for more than three years since his last appointment or re-appointment, he shall retire; and

(b)
if there is only one director who is subject to retirement by rotation, he shall retire.

Which directors to retire
172.
Subject to the Companies Acts and these Articles, the directors to retire by rotation shall be those who have been longest in office since their last appointment or re-appointment. As between persons who became or were last re-appointed directors on the same day those to retire shall (unless they otherwise agree among themselves) be determined by lot. The directors to retire on each occasion (both as to number and identity) shall be determined by the composition of the board at the date of the notice convening the annual general meeting. No director shall be required to retire or be relieved from retiring or be retired by reason of any change in the number or identity of the directors after the date of the notice but before the close of the meeting. If the Company does not fill the vacancy at the meeting at which a director retires by rotation or otherwise, the retiring director shall, if willing to act, be deemed to have been re-appointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the re-appointment of the director is put to the meeting and lost.

Eligibility for election and effectiveness of appointment
173.
No person shall be appointed a director at any general meeting unless:

(a)
he is recommended by the Board; or

(b)
not less than seven nor more than 42 days before the earlier of the date appointed for the meeting, notice executed by a member qualified to vote at the meeting (not being the person to be proposed) has been received by the Company of the intention to propose that person for appointment stating the particulars which would, if he were so appointed, be required to be included in the Company’s register of directors, together with notice executed by that person of his willingness to be appointed.

174.
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Separate resolutions on appointment
175.
Except as otherwise authorised by the Companies Acts, the appointment of any person proposed as a director shall be effected by a separate resolution.

Additional powers of the Company
176.
The Company may by ordinary resolution appoint a person who is willing to act to be a director either to fill a vacancy or as an additional director. The appointment of a person to fill a vacancy or as an additional director shall take effect from the end of the meeting.

Appointment by Board
177.
The Board may appoint a person who is willing to act to be a director, either to fill a vacancy or as an additional director and in either case whether or not for a fixed term, provided that the appointment does not cause the number of directors to exceed the number, if any, fixed by or in accordance with these Articles as the maximum number of directors.

178.
Irrespective of the terms of his appointment, a director so appointed shall hold office only until the next following annual general meeting and shall not be taken into account in determining the directors who are to retire by rotation at the meeting. If not re-appointed at such annual general meeting, he shall vacate office at its conclusion.

Position of retiring directors
179.
A director who retires at an annual general meeting may, if willing to act, be re-elected. If he is not re-elected, he shall retain office until the meeting appoints someone in his place, or if it does not do so, until the later of the end of the meeting at which the director retires.

180.
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No share qualification
181.
A director shall not be required to hold any shares in the capital of the Company by way of qualification.

ALTERNATE DIRECTORS
Power to appoint alternates
182.
Any director (other than an alternate director) may appoint any other director, willing to act, to be an alternate director and may remove from office an alternate director so appointed by him.

Alternates entitled to receive notice
183.
An alternate director shall be entitled to receive notice of all meetings of the Board and of all meetings of committees of the Board of which his appointor is a member, to attend and vote at any such meeting at which his appointor is not personally present, and generally to perform all the functions of his appointor (except as regards power to appoint an alternate) as a director in his absence.

Alternates representing more than one director
184.
A director may act as alternate director to represent more than one director, and an alternate director shall be entitled at meetings of the Board or any committee of the Board to one vote for every director whom he represents (and who is not present) in addition to his own vote as a director, and shall count for the purpose of determining whether a quorum is present both in his capacity as a director and in his capacity as an alternate director.

Termination of appointment
185.
An alternate director shall cease to be an alternate director:

(a)
if his appointor ceases to be a director; but, if a director retires by rotation or otherwise but is re-appointed or deemed to have been re-appointed at the meeting at which he retires, any appointment of an alternate director made by him which was in force immediately prior to his retirement shall continue after his re-appointment; or

(b)
on the happening of any event which would cause him to vacate his office as director; or

(c)
if he resigns his office as a director by notice to the Company; or

(d)
if he notifies the Board and his appointor that he no longer wishes to serve as an alternate director.

Method of appointment and revocation
186.
Any appointment or removal of an alternate director shall be by written notice to the Company signed by the director making or revoking the appointment and shall take effect in accordance with the terms of the notice on receipt of such notice by the Company which shall be at the office or at such other address as may for the time being be notified by or on behalf of the Company for that purpose.

Alternate not an agent of appointor
187.
Except as otherwise expressly provided in these Articles, an alternate director shall be deemed for all purposes to be a director. Accordingly, except where the context otherwise requires, a reference to a director shall be deemed to include a reference to an alternate director. An alternate director shall alone be responsible for his own acts and defaults and he shall not be deemed to be the agent of the director appointing him.

POWERS OF THE BOARD
Business to be managed by Board
188.
The business of the Company shall be managed by the Board, which may exercise all the powers of the Company (including without limitation the power to dispose of all or any part of the undertaking of the Company) and may do on behalf of the Company all such acts as may be done by or on behalf of the Company as are not, by the Companies Acts or these Articles, required to be exercised or done by the Company in general meeting, subject to (i) the Companies Acts, (ii) these Articles and (iii) such directions (whether or not consistent with these Articles) as may be prescribed by the Company by special resolution. No such direction and no alteration of the Memorandum or Articles shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given. The powers given by this Article shall not be limited by any special power given to the Board by these Articles. A meeting of the Board at which a quorum is present may exercise all powers exercisable by the Board.

189.
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Exercise by Company of voting rights
190.
The Board may exercise the voting power conferred by the shares in any body corporate held or owned by the Company in such manner in all respects as it thinks fit (including without limitation the exercise of that power in favour of any resolution appointing its members or any of them as directors of such body corporate, or voting or providing for the payment of remuneration to the directors of such body corporate).

DELEGATION OF POWERS OF THE BOARD
Committees of the Board
191.
A majority of the Board may delegate any of its powers to any committee consisting of two or more directors. Any such delegation may be made subject to such conditions as the majority of the Board may specify and may be revoked or altered. Subject to any conditions imposed by a majority of the Board, the proceedings of a committee with two or more directors shall be governed by these Articles regulating the proceedings of directors so far as they are capable of applying. For the avoidance of doubt, Article 209 shall not apply with regard to determining whether a committee of the Board is quorate. A committee of the Board will be quorate if at least a majority of the directors appointed to that committee is present. The Board’s power under these Articles to delegate to a committee includes (without limitation) the power to delegate the determination of any fee, remuneration or other benefit to be paid or provided to any director and the power to grant any Conflict Authorisation (as defined in Article 201A) and is not limited by the fact that in some Articles but not others express reference is made to particular powers being exercised by the Board or by a committee.

Agents
192.
A majority of the Board or of a committee of the Board may, by power of attorney or otherwise, appoint any person to be the agent of the Company for such purposes, with such powers, authorities and discretions (not exceeding those vested in the Board) and on such conditions as the Board or the relevant committee determines, including without limitation authority for the agent to delegate all or any of his powers, authorities and discretions, and may revoke or vary such delegation.

Offices including the title “director”
193.
A majority of the Board may appoint any person to any office or employment having a designation or title including the word “director” or attach to any existing office or employment with the Company such a designation or title and may terminate any such appointment or the use of any such designation or title. The inclusion of the word “director” in the designation or title of any such office or employment shall not imply that the holder is a director of the Company, and the holder shall not thereby be empowered in any respect to act as, or be deemed to be, a director of the Company for any of the purposes of these Articles.
194.
[Intentionally left blank]

DISQUALIFICATION AND REMOVAL OF DIRECTORS
Disqualification as a director
195.
The office of a director shall be vacated immediately if:

(a)
he ceases to be a director by virtue of any provisions of the Companies Acts or these Articles or he becomes prohibited by applicable law from being a director; or

(b)
he resigns his office by notice received by the Company or, having been appointed for a fixed term, the term expires or his office as a director is vacated pursuant to Article 177.

REMUNERATION OF NON-EXECUTIVE DIRECTORS
Ordinary remuneration
196.
The ordinary remuneration of the directors who do not hold executive office for their services (excluding amounts payable under any other provision of these Articles) shall not exceed in aggregate £1,000,000 (one million pounds) per annum or such higher amount as the Company may from time to time by ordinary resolution determine and shall be satisfied in such manner as the Board or any validly formed committee thereof shall from time to time determine, which includes without limitation satisfaction in Company shares. Subject thereto, each such director shall be paid a fee (which shall be deemed to accrue from day to day) at such rate as may from time to time be determined by the Board.

Additional remuneration for special services
197.
Any director who does not hold executive office and who serves on any committee of the Board, by the request of the Board goes or resides abroad (from his normal country of residence) for any purpose of the Company or otherwise performs special services which in the opinion of the Board are outside the scope of the ordinary duties of a director, may (without prejudice to the provisions of Article 196) be paid such extra remuneration by way of salary, commission or otherwise as the Board may determine.

DIRECTORS’ EXPENSES
Directors may be paid expenses
198.
The directors may be paid all travelling, hotel, and other expenses properly incurred by them in connection with their attendance at meetings of the Board or the Board of Carnival, meetings of any committees of the Board or of the Board of Carnival, or general meetings or separate meetings of the holders of any class of shares or of debentures of the Company or Carnival, or otherwise in connection with the discharge of their duties. The Company may also provide any director with funds in circumstances permitted by the Companies Acts to meet his defence expenditure in respect of any civil or criminal proceedings or regulatory investigation or other regulatory action or in connection with any application for any category of relief referred to in Part 10 of the 2006 Act, and subject to the Companies Acts, may do anything to enable him to avoid incurring any such expenditure.

EXECUTIVE DIRECTORS
Appointment to executive office
199.
Subject to the Companies Acts, the Board may appoint one or more of its body to be the holder of any executive office (except that of auditor) in the Company and may enter into an agreement or arrangement with any director for his employment by the Company or for the provision by him of any services outside the scope of the ordinary duties of a director. Any such appointment, agreement or arrangement may be made on such terms, including without limitation terms as to remuneration, as the Board determines. The Board may revoke or vary any such appointment but without prejudice to any rights or claims which the person whose appointment is revoked or varied may have against the Company because of the revocation or variation.
Termination of appointment to executive office
200.
Any appointment of a director to an executive office shall terminate if he ceases to be a director but without prejudice to any rights or claims which he may have against the Company by reason of such cessation. A director appointed to an executive office shall not cease to be a director merely because his appointment to such executive office terminates.

Emoluments to be determined by the Board
201.
The emoluments of any director holding executive office for his services as such shall be determined by the Board, and may be of any description, including without limitation admission to, or continuance of, membership of any scheme (including any share acquisition scheme) or fund instituted or established or financed or contributed to by the Company for the provision of pensions, life assurance or other benefits for employees or their dependants, or the payment of a pension or other benefits to him or his dependants on or after retirement or death, apart from membership of any such scheme or fund.

DIRECTORS’ INTERESTS
Directors’ power to authorise conflict situations
201A
At any time the directors may authorise any situation or matter relating to a particular director to which section 175 of the 2006 Act applies (each a “Conflict Matter”), subject to that section, on such terms (if any) as they think fit. Before any such authorisation (a “Conflict Authorisation”) is given, a director (whether or not the director concerned) shall propose to the directors, in accordance with the Board’s normal procedures for putting proposals to the directors for their consideration and approval at a meeting of the Board or by way of written resolution or with such other procedures as the directors may determine, that the Conflict Matter concerned be so authorised. The directors may terminate or withdraw a Conflict Authorisation at any time by giving notice to the director concerned.

201B
Any terms to which a Conflict Authorisation is made subject (“Conflict Authorisation Terms”) may include (without limitation to the previous paragraph above), in each case at the directors’ discretion, that the director concerned:

(a)
is not obliged to disclose to the Company confidential information obtained by him (other than in his capacity as its director or as its employee or agent or, if the directors so decide, in any other capacity that would otherwise oblige him to disclose it to the Company) in any situation to which the Conflict Authorisation applies, nor to use any such information directly or indirectly for the benefit of the Company, where to do so would amount to a breach of a duty of confidence, previously disclosed to the directors by the director concerned, to any third party; and

(b)
may absent himself from any Board discussions, and make arrangements not to receive documents and information, relating to the Conflict Matter concerned for so long as he reasonably believes such conflict of interest (or possible conflict of interest) subsists, and the Company will not treat anything done, or omitted to be done, by the director concerned in accordance with the Conflict Authorisation Terms as a breach of duty under the following sections of the 2006 Act: section 172 (duty to promote the success of the company), section 173 (duty to exercise independent judgement) and section 174 (duty to exercise reasonable care, skill and diligence). The Company will not treat the receipt by the director concerned of any benefit that he is permitted to receive by the Conflict Authorisation Terms as a breach of duty under section 176 of the 2006 Act (duty not to accept benefits from third parties). The director concerned shall comply with all Conflict Authorisation Terms.
Directors may contract with the Company
202.
Subject to the Companies Acts, and provided that he has disclosed to the Board the nature and extent of any material interest of his, a director notwithstanding his office:

(a)
may be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is otherwise interested;

(b)
may act by himself or his firm in a professional capacity for the Company (otherwise than as auditor) and he or his firm shall be entitled to remuneration for professional services as if he were not a director;

(c)
may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company is otherwise interested; and

(d)
shall not, by reason of his office, be accountable to the Company for any benefit which he derives from any such office or employment or from any such transaction or arrangement or from any interest in any such body corporate and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests
203.
For the purposes of Article 202:

(a)
a general notice given to the Board that a director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the director has an interest in any such transaction of the nature and extent so specified; and

(b)
an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

GRATUITIES, PENSIONS AND INSURANCE
Gratuities and pensions
204.
The Board may (by establishment of, or maintenance of, schemes or otherwise) provide benefits, whether by the payment of gratuities or pensions or by insurance or otherwise, for any past or present director or employee of the Company or any of its subsidiary undertakings or any body corporate associated with, or any business acquired by, any of them, and for any member of his family (including a spouse and a former spouse) or any person who is or was dependent on him, and may (as well before as after he ceases to hold such office or employment) contribute to any fund and pay premiums for the purchase or provision of any such benefit.

205.
[Intentionally left blank]

Directors not liable to account
206.
No director or former director shall be accountable to the Company or the members for any benefit provided pursuant to Article 204. The receipt of any such benefit shall not disqualify any person from being or becoming a director of the Company.

Provision for employees
207.
The Board is hereby authorised to make such provision as may seem appropriate for the benefit of any persons employed or formerly employed by the Company or any of its subsidiary undertakings in connection with the cessation or the transfer of the whole or part of the undertaking of the Company or any subsidiary undertaking. Any such provision shall be made by a resolution of the Board in accordance with the Companies Acts.
PROCEEDINGS OF THE BOARD
Convening meetings
208.
Subject to the provisions of these Articles, the Board may regulate its proceedings as it thinks fit. The Chairman or any two directors may, and the secretary at the request of the Chairman or any two directors shall, call a meeting of the Board. Notice of a Board meeting shall be deemed to be properly sent to a director if it is sent to him personally or by word of mouth or sent in writing to him, at his last known address (whether within or outside the United Kingdom) or such other address (if any) as may for the time being be notified by him or on his behalf to the Company for that purpose. Questions arising at a meeting shall be decided by a majority of directors present at any meeting (provided that the meeting is quorate). Any director may waive notice of a meeting and any such waiver may be retrospective.

Quorum
209.
The quorum for the transaction of the business shall be a majority of the directors of the Company. A person who holds office as an alternate director shall, if his appointor is not present, be counted in the quorum in his capacity as an alternate director (on behalf of his appointor) in addition to in his capacity as a director of the Company. Any director who ceases to be a director at a Board meeting may continue to be present and to act as a director and be counted in the quorum until the termination of the Board meeting if no director objects.

Powers of directors if number falls below minimum
210.
The continuing directors or a sole continuing director may act notwithstanding any vacancies in their number.

Chairman and deputy chairman
211.
The Board may appoint one of their number to be the chairman, and one of their number to be the deputy chairman, of the Board and may at any time remove either of them from such office. Unless he is unwilling to do so, the director appointed as chairman, or in his stead the director appointed as deputy chairman, shall preside at every meeting of the Board at which he is present. If there is no director holding either of those offices, or if neither the chairman nor the deputy chairman is willing to preside or neither of them is present within five minutes after the time appointed for the meeting, the directors present may appoint one of their number to be chairman of the meeting.

Validity of acts of the Board
212.
All acts done by a meeting of the Board, or of a committee of the Board, or by a person acting as a director or alternate director, shall, notwithstanding that it be afterwards discovered that there was a defect in the appointment of any director or any member of the committee or alternate director or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, be as valid as if every such person had been duly appointed and was qualified and had continued to be a director or, as the case may be, an alternate director and had been entitled to vote.

Resolutions in writing
213.
A resolution in writing signed by all of the directors entitled to receive notice and vote at a meeting of the Board or of a committee of the Board shall be as valid and effectual as if it had been passed at a meeting of the Board or (as the case may be) a committee of the Board duly convened and held. For this purpose:

(a)
a resolution may be in hard copy form or in electronic form sent to such address (if any) as may for the time being be notified by the Company for that purpose;

(b)
a resolution may consist of several documents, each executed by one or more directors, or a combination of both;

(c)
a resolution signed by an alternate director need not also be signed by his appointor; and

(d)
a resolution signed by a director who has appointed an alternate director need not also be signed by the alternate director in that capacity.

Meetings by telephone, etc.
214.
Without prejudice to the first sentence of Article 209, a person entitled to be present at a meeting of the Board or of a committee of the Board shall be deemed to be present for all purposes if he is able (directly or by telephone) to speak to and be heard by all those present or deemed to be present simultaneously. A director so deemed to be present shall be entitled to vote and be counted in a quorum accordingly. Such a meeting shall be deemed to take place where it is convened to be held or (if no director is present in that place) where the largest group of those participating is assembled, or, if there is no such group, where the chairman of the meeting is. The word “meeting” in these Articles shall be construed accordingly.

Directors’ power to vote on contracts in which they are interested
215.
Except as otherwise provided by these Articles, a director shall not vote at a meeting of the Board or a committee of the Board on any resolution of the Board concerning a matter in which he has an interest (other than by virtue of his interests in shares or debentures or other securities of, or otherwise in or through, the Company or Carnival) which (together with any interest of any person connected with him) is to his knowledge material unless his interest arises only because the resolution concerns one or more of the following matters:

(a)
the giving of a guarantee, security or indemnity in respect of money lent or obligations incurred by him or any other person at the request of or for the benefit of, the Company or Carnival or any of their respective subsidiary undertakings;

(b)
the giving of a guarantee, security or indemnity in respect of a debt or obligation of the Company or Carnival or any of their respective subsidiary undertakings for which the director has assumed responsibility (in whole or part and whether alone or jointly with others) under a guarantee or indemnity or by the giving of security;

(c)
a contract, arrangement, transaction or proposal concerning an offer of shares, debentures or other securities of the Company or Carnival or any of their respective subsidiary undertakings for subscription or purchase, in which offer he is or may be entitled to participate as a holder of securities or in the underwriting or sub-underwriting of which he is to participate;

(d)
a contract, arrangement, transaction or proposal concerning any other body corporate in which he or any person connected with him is interested, directly or indirectly, and whether as an officer, shareholder, creditor or otherwise, if he and any persons connected with him do not to his knowledge hold an interest (as that term is used in Part 22 of the 2006 Act) representing one per cent or more of either any class of the equity share capital of such body corporate (or any other body corporate through which his interest is derived) or of the voting rights available to members of the relevant body corporate (any such interest being deemed for the purpose of this Article to be material interest in all circumstances);

(e)
a contract, arrangement, transaction or proposal for the benefit of employees of the Company or Carnival or any of their respective subsidiary undertakings which does not award him any privilege or benefit not generally accorded to the employees to whom the arrangement relates;

(f)
a contract, arrangement, transaction or proposal concerning any insurance which the Company or Carnival is empowered to purchase or maintain for, or for the benefit of, any directors of the Company or of Carnival, or for persons who include directors of the Company or of Carnival;

(g)
any proposal for the Company (i) to provide him with an indemnity permitted by the Companies Acts, (ii) to provide him with funds in circumstances permitted by the Companies Acts to meet his defence expenditure in respect of any civil or criminal proceedings or regulatory investigation or other regulatory action or in connection with any application for any category of relief referred to in Part 10 of the 2006 Act, or (iii) to do anything to enable him to avoid incurring any such expenditure.

Interests of connected person and alternate director
216.
For the purposes of this Article, an interest of a person who is, for any purpose of the Companies Acts (excluding any statutory modification of the Companies Acts not in force when this Article is adopted), connected with a director shall be treated as an interest of the director and, in relation to an alternate director, an interest of his appointor shall be treated as an interest of the alternate director without prejudice to any interest which the alternate director has otherwise.

Division of proposals
217.
Where proposals are under consideration concerning the appointment (including without limitation fixing or varying the terms of appointment) of two or more directors to offices or employments with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately. In such cases each of the directors concerned shall be entitled to vote in respect of each resolution except that concerning his own appointment.

SECRETARY
Appointment and removal of secretary
218.
Subject to the Companies Acts, the secretary shall be appointed by the Board for such term, at such remuneration and on such conditions as it may think fit. Any secretary so appointed may be removed by the Board, but without prejudice to any claim for damages for breach of any contract of service between him and the Company.

MINUTES
Minutes required to be kept
219.
The Board shall cause minutes to be made in books kept for the purpose of:

(a)
all appointments of officers made by the Board; and

(b)
all proceedings at meetings of the Company, the holders of any class of shares in the capital of the Company, the Board and committees of the Board, including the names of the directors present at each such meeting.

Conclusiveness of minutes
220.
Any such minutes, if purporting to be signed by the chairman of the meeting to which they relate or of the meeting at which they are read, shall be sufficient evidence of the proceedings at the meeting without any further proof of the facts stated in them.

THE SEAL
Authority required for execution of deed
221.
The seal shall only be used by the authority of a resolution of the Board or a duly appointed committee of the Board. The Board may determine who shall sign any instrument executed under the seal. If they do not, it shall be signed by at least one director and the secretary or by at least two directors. Any instrument may be executed under the seal by impressing the seal by mechanical means or by printing the seal or a facsimile of it on the instrument or by applying the seal or a facsimile of it by any other means to the instrument. For the purpose of this Article only, “secretary” shall have the same meaning as in the Companies Acts and not the meaning given to it by Article 2.
Certificates for shares and debentures
222.
The Board may by resolution determine either generally or in any particular case that any certificate for shares or debentures or representing any other form of security may have any signature affixed to it by some mechanical means, or printed on it or, in the case of a certificate executed under the seal, need not bear any signature.

Official seal for use abroad
223.
The Company may exercise the powers conferred by the Companies Acts with regard to having an official seal for use abroad.

REGISTERS
Overseas and local registers
224.      (a)
Subject to the Companies Acts, the Company may keep overseas or local or other registers in any place, and the Board may make, amend and revoke any regulations it thinks fit about the keeping of that register.

(b)
Except as permitted by the Board in its absolute discretion, the P&O Princess Special Voting Share shall be registered in an overseas register in the Cayman Islands for such time as the P&O Princess Trustee is the holder of such share.

Authentication and certification of copies and extracts
225.
Any director or the secretary or any other person appointed by the Board for the purpose shall have power to authenticate and certify as true copies of and extracts from:

(a)
any document comprising or affecting the constitution of the Company whether in hard copy form or in electronic form;

(b)
any resolution passed by the Company, the holders of any class of shares in the capital of the Company, the Board or any committee of the Board whether in hard copy form or in electronic form; and

(c)
any book, record and document relating to the business of the Company whether in hard copy form or in electronic form (including without limitation the accounts), and if certified in this way, a document purporting to be a copy of a resolution, or the minutes or an extract from the minutes of a meeting of the Company, the holders of any class of shares in the capital of the Company, the Board or a committee of the Board, whether in hard copy form or in electronic form, shall be conclusive evidence in favour of all persons dealing with the Company in reliance on it or them that the resolution was duly passed or that the minutes are, or the extract from the minutes is, a true and accurate record of proceedings at a duly constituted meeting.
DIVIDENDS
Declaration of dividends
226.
Subject to the Companies Acts, the Company may by ordinary resolution declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the Board.

227.
The Board shall announce any dividends on ordinary shares in US dollars (or such other currency as it shall determine from time to time) together with a sterling equivalent for any such dividend in accordance with Article 232 below.

228.
The Board may at its discretion make provisions to enable a member to receive dividends duly payable in a currency or currencies other than dollars or sterling.

229.
Holders of ordinary shares shall be entitled to be paid dividends in sterling for so long as sterling remains the national currency of the United Kingdom or in any replacement currency if sterling ceases to be the only national currency of the United Kingdom.

Interim dividends
230.
Subject to the Companies Acts, the Board may pay interim dividends if it appears to the Board that they are justified by the profits of the Company available for distribution. If the share capital is divided into different classes, the Board may pay interim dividends on shares which confer deferred or non-preferred rights with regard to dividend as well as on shares which confer preferential rights with regard to dividend, but no interim dividend shall be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrear. The Board may also pay at intervals settled by it any dividend payable at a fixed rate if it appears to the Board that the profits available for distribution justify the payment. If the Board acts in good faith it shall not incur any liability to the holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

Apportionment of dividends
231.
Except as otherwise provided by the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid; but no amount paid on a share in advance of the date on which a call is payable shall be treated for the purposes of this Article as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; but, if any share is allotted or issued on terms providing that it shall rank for dividend as from a particular date, that share shall rank for dividend accordingly.

Exchange rate dividend calculation
232.
For the purposes of the calculation of the amount receivable in respect of any dividend payable in a currency or currencies other than US dollars, the rate of exchange to be used to determine the relevant currency equivalent of any sum payable as a dividend shall be such market rate (whether spot or forward) selected by the Board as it shall consider appropriate by reference to such market rate or rates or the mean of such market rates prevailing at such time or times or on such date or dates as the Board may in its discretion select.

Ranking of shares for dividends
233.
The rights attaching to the shares of the Company, as regards the participation in the profits available for distribution and resolved to be distributed, are as follows:

(a)
the holders of preference shares shall be entitled, in priority to any payment of dividends to the holders of any other class of shares, to a preferred right to participate as regards dividends up to but not beyond a specified amount; and

(b)
any surplus remaining after payment of the dividends under paragraph (a) shall be payable to the holders of the P&O Princess Ordinary Shares in equal amounts per share.

234.
[Intentionally left blank]

235.
[Intentionally left blank]

236.
[Intentionally left blank]

237.
[Intentionally left blank]

Dividends in specie
238.
A general meeting declaring a dividend may, on the recommendation of the Board, by ordinary resolution direct that it shall be satisfied wholly or partly by the distribution of assets, including without limitation paid up shares or debentures of another body corporate. The Board may make any arrangements it thinks fit to settle any difficulty arising in connection with the distribution, including without limitation (a) the fixing of the value for distribution of any assets, (b) the payment of cash to any member on the basis of that value in order to adjust the rights of members, and (c) the vesting of any asset in a trustee.

Scrip dividends: authorising resolution
239.
Subject to the Companies Acts, the Board may, if authorised by an ordinary resolution of the Company (the “Resolution”), offer any holder of ordinary shares the right to elect to receive Ordinary Shares, credited as fully paid, instead of cash in respect of the whole (or some part, to be determined by the Board) of all or any dividend specified by the Resolution. The offer shall be on the terms and conditions and be made in the manner specified in Article 240 or, subject to those provisions, specified in the Resolution.

Scrip dividends: procedures
240.
The following provisions shall apply to the Resolution and any offer made pursuant to it and Article 239:

(a)
The Resolution may specify a particular dividend, or may specify all or any dividends declared within a specified period.

(b)
Each holder of Ordinary Shares shall be entitled to that number of new shares as are together as nearly as possible equal in value to (but not greater than) the cash amount (disregarding any tax credit) of the dividend that such holder elects to forgo (each a “new share”). For this purpose, the value of each new share shall be:

(i)
equal to the average quotation for the Company’s Ordinary Shares, that is, the average of the middle market quotations for those shares on the London Stock Exchange, as derived from the Daily Official List, on the day on which such shares are first quoted ex the relevant dividend and the four subsequent dealing days; or

(ii)
calculated in any other manner specified by the Resolution,

but shall never be less than the par value of the new share. A certificate or report by the auditors as to the value of a new share in respect of any dividend shall be conclusive evidence of that value.
(c)
On or as soon as practicable after announcing that any dividend is to be declared or recommended, the Board, if it intends to offer an election in respect of that dividend, shall also announce that intention. If, after determining the basis of allotment, the Board decides to proceed with the offer, it shall notify the holders of Ordinary Shares of the terms and conditions of the right of election offered to them, specifying the procedure to be followed and place at which, and the latest time by which, elections or notices amending or terminating existing elections must be lodged in order to be effective.

(d)
The Board shall not proceed with any election unless the Company has sufficient unissued Ordinary Shares authorised for issue and sufficient reserves or funds that may be appropriated to give effect to it after the basis of allotment is determined.

(e)
The Board may exclude from any offer any holders of Ordinary Shares where the Board believes the making of the offer to them would or might involve the contravention of the laws of any territory or that for any other reason the offer should not be made to them.

(f)
The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable in cash on Ordinary Shares in respect of which an election has been made (the “elected shares”) and instead such number of new shares shall be allotted to each holder of elected shares as is arrived at on the basis stated in Article 240(b). For that purpose the Board shall appropriate out of any amount for the time being standing to the credit of any reserve or fund (including without limitation the profit and loss account), whether or not it is available for distribution, a sum equal to the aggregate nominal amount of the new shares to be allotted and apply it in paying up in full the appropriate number of new shares for allotment and distribution to each holder of elected shares as is arrived at on the basis stated in Article 240(b).

(g)
The new shares when allotted shall rank equally in all respects with the fully paid shares of the same class then in issue except that they shall not be entitled to participate in the relevant dividend.

(h)
No fraction of an Ordinary Share shall be allotted. The Board may make such provision as it thinks fit for any fractional entitlements including without limitation payment in cash to holders in respect of their fractional entitlements, provision for the accrual, retention or accumulation of all or part of the benefit of fractional entitlements to or by the Company or to or by or on behalf of any holder or the application of any accrual, retention or accumulation to the allotment of fully paid shares to any holder.

(i)
The Board may do all acts and things it considers necessary or expedient to give effect to the allotment and issue of any share pursuant to this Article or otherwise in connection with any offer made pursuant to this Article and may authorise any person, acting on behalf of the holders concerned, to enter into an agreement with the Company providing for such allotment or issue and incidental matters. Any agreement made under such authority shall be effective and binding on all concerned.

(j)
The Board may, at its discretion, amend, suspend or terminate any offer pursuant to this Article.

Permitted deductions and retentions
241.
The Board may deduct from any dividend or other moneys payable to any member in respect of a share any moneys presently payable by him to the Company in respect of that share. Where a person is entitled by transmission to a share, the Board may retain any dividend payable in respect of that share until that person (or that person’s transferee) becomes the holder of that share.

Procedure for payment to holders and others entitled
242.
Any dividend or other moneys payable in respect of a share may be paid:

(a)
in cash; or

(b)
by cheque or warrant made payable to or to the order of the holder or person entitled to payment; or

(c)
by any direct debit, bank or other funds transfer system to the holder or person entitled to payment or, if practicable, to a person designated by notice to the Company by the holder or person entitled to payment; or

(d)
by any other method approved by the Board and agreed (in such form as the Company thinks appropriate) by the holder or person entitled to payment including (without limitation) in respect of an uncertificated share by means of the relevant system (subject to the facilities and requirements of the relevant system).

Joint entitlement
243.
If two or more persons are registered as joint holders of any share, or are entitled by transmission jointly to a share, the Company may:

(a)
pay any dividend or other moneys payable in respect of the share to any one of them and any one of them may give effectual receipt for that payment; and

(b)
for the purposes of Article 242, rely in relation to the share on the written direction, designation or agreement of, or notice to the Company by, any one of them.

Payment by post
244.
A cheque or warrant may be sent by post to:

(a)
where a share is held by a sole holder, the registered address of the holder of the share; or

(b)
if two or more persons are the holders, to the registered address of the person who is first named in the register; or

(c)
if a person is entitled by transmission to the share, as if it were a notice to be given under Articles 254 to 260; or

(d)
in any case, to such person and to such address as the person entitled to payment may direct by notice to the Company.

Discharge to Company and risk
245.
Payment of a cheque or warrant by the bank on which it was drawn or the transfer of funds by the bank instructed to make the transfer or, in respect of an uncertificated share, the making of payment in accordance with the facilities and requirements of the relevant system (which, if the relevant system is CREST, shall be the creation of an assured payment obligation in respect of the dividend or other moneys payable in favour of the settlement bank of the member or other person concerned) shall be a good discharge to the Company. Every cheque or warrant sent in accordance with these Articles shall be at the risk of the holder or person entitled. The Company shall have no responsibility for any sums lost or delayed in the course of payment by any other method used by the Company in accordance with Article 242.

Interest not payable
246.
No dividend or other moneys payable in respect of a share shall bear interest against the Company unless otherwise provided by the rights attached to the share.

Forfeiture of unclaimed dividends
247.
Any dividend which has remained unclaimed for 12 years from the date when it became due for payment shall, unless the Board resolves otherwise, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other moneys payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect of it. The Company shall be entitled to cease sending dividend warrants and cheques by post or otherwise to a member if those instruments have been returned undelivered to, or left uncashed by, that member on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the member’s new address. The entitlement conferred on the Company by this Article in respect of any member shall cease if the member claims a dividend or cashes a dividend warrant or cheque.

CAPITALISATION OF PROFITS AND RESERVES
Power to capitalise
248.
The Board may with the authority of an ordinary resolution of the Company:

(a)
subject to the provisions of this Article, resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or other fund, including without limitation the Company’s share premium account and capital redemption reserve, if any;

(b)
appropriate the sum resolved to be capitalised to the members or any class of members on the record date specified in the relevant resolution who would have been entitled to it if it were distributed by way of dividend and in the same proportions;

(c)
apply that sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares, debentures or other obligations of the Company of a nominal amount equal to that sum but the share premium account, the capital redemption reserve, and any profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued shares to be allotted to members credited as fully paid;

(d)
allot the shares, debentures or other obligations credited as fully paid to those members, or as they may direct, in those proportions, or partly in one way and partly in the other;

(e)
where shares or debentures become, or would otherwise become, distributable under this Article in fractions, make such provision as they think fit for any fractional entitlements including without limitation authorising their sale and transfer to any person, resolving that the distribution be made as nearly as practicable in the correct proportion but not exactly so, ignoring fractions altogether or resolving that cash payments be made to any members in order to adjust the rights of all parties;

(f)
authorise any person to enter into an agreement with the Company on behalf of all the members concerned providing for either:

(i)
the allotment to the members respectively, credited as fully paid, of any shares, debentures or other obligations to which they are entitled on the capitalisation; or

(ii)
the payment up by the Company on behalf of the members of the amounts, or any part of the amounts, remaining unpaid on their existing shares by the application of their respective proportions of the sum resolved to be capitalised, and any agreement made under that authority shall be binding on all such members;
and
(g)
generally do all acts and things required to give effect to the ordinary resolution.

RECORD DATES
Record dates for dividends, etc.
249.
Notwithstanding any other provision of these Articles, the Company or the Board may:

(a)
fix any date as the record date for any dividend, distribution, allotment or issue, which may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made;

(b)
for the purpose of determining which persons are entitled to attend and vote at a general meeting of the Company, or a separate general meeting of the holders of any class of shares in the capital of the Company, and how many votes such persons may cast, specify in the notice of meeting a time, not more than 48 hours before the time fixed for the meeting, by which a person must be entered on the register in order to have the right to attend or vote at the meeting; changes to the register after the time specified by virtue of this Article 249(b) shall be disregarded in determining the rights of any person to attend or vote at the meeting. For the purposes of calculating any period of time for the purposes of this Article, but only if permitted by the Companies Acts, no account need be taken by the Company of any part of a day that is not a working day; and
(c)
for the purpose of sending notices of general meetings of the Company, or separate general meetings of the holders of any class of shares in the capital of the Company, under these Articles, determine that persons entitled to receive such notices are those persons entered on the register at the close of business on a day determined by the Company or the Board, which day may not be more than 21 days before the day that notices of the meeting are sent.

ACCOUNTS
Rights to inspect records
250.
No member shall (as such) have any right to inspect any accounting records or other book or document of the Company except as conferred by the Companies Acts or authorized by the Board or by ordinary resolution of the Company or order of a court of competent jurisdiction.

Sending of annual accounts
251.
Subject to the Companies Acts, a copy of the Company’s annual accounts, together with a copy of the directors’ report for that financial year and the auditors’ report on those accounts shall, at least 21 days before the date of the meeting at which copies of those documents are to be laid in accordance with the Companies Acts, be sent to every member and to every holder of the Company’s debentures of whose address the Company is aware, and to every other person who is entitled to receive notice of meetings from the Company under the Companies Acts or of these Articles or, in the case of joint holders of any share or debenture, to one of the joint holders.

Summary financial statements
252.
Subject to the Companies Acts, the requirements of Article 251 shall be deemed satisfied in relation to any person by sending to the person, instead of such copies, a summary financial statement derived from the Company’s annual accounts and the directors’ report, which shall be in the form and containing the information prescribed by the Companies Acts.

COMMUNICATIONS
Notice to be in writing
253.
Any notice to be sent to or by any person pursuant to these Articles (other than a notice calling a meeting of the Board) shall be in writing.

Communications to and from members
254.
Subject to the Companies Acts and unless otherwise provided for in these Articles, the Company may send or supply any document or information that is required or authorised to be sent or supplied by it to a member or any other person by any provisions of the Companies Acts or pursuant to these Articles or to any other rules or regulations to which the Company may be subject in such form and by such means, including by electronic means and/or by making it available on a website or otherwise, as the Company may absolutely determine. The Company Communication Provisions shall be deemed to apply, to the extent relevant, to the sending or supply of any such document or information that is required or authorised to be sent or supplied pursuant to these Articles or any such rules or regulations. At any time the Company may choose at its sole discretion to send any document or information in hard copy form alone to some or all members.

255.
Subject to the Companies Acts and unless otherwise provided for in these Articles, any document or information which is to be sent or supplied to the Company by or on behalf of any member or any person entitled by transmission to a share to the Company pursuant to these Articles shall be sent or supplied in such form(s) and by such means as the Company may determine in its absolute discretion, provided that:

(a)
such form(s) and means are permitted by the Companies Acts, if applicable, for the purpose of sending or supplying a document or information of the type concerned pursuant to the Company Communication Provisions; and

(b)
any applicable condition or limitation specified in the Companies Acts (including, without limitation, as to the address to which the document or information may be sent) is satisfied, unless otherwise permitted by the Board.

256.
Where these Articles require a notice or other document to be signed or authenticated by a member or other person then any notice or other document sent or supplied in electronic form is sufficiently authenticated in any manner authorised by the Company Communications Provisions or in such other manner as may be approved by the Board. The Board may designate mechanisms for validating any such notice or other document, and any such notice or other document not so validated by use of such mechanisms shall be deemed not to have been received by the Company. Where a document or information is sent or supplied to the Company by one person on behalf of another, the Company may require such evidence of the former’s authority to act on the latter’s behalf as the Board decides is reasonable.

Notice to joint holders
257.
Anything which would need (but for this Article) to be agreed or specified by the joint holders of a share with regard to any notice, document or information to be sent or supplied by the Company shall be taken for all purposes to be agreed or specified by all the joint holders where it has been agreed or specified by the joint holder whose name stands first in the register of members in respect of the share. Any notice, document or information which is authorised or required to be sent or supplied to joint holders of a share may be sent or supplied to the joint holder whose name stands first in the register of members in respect of the share, to the exclusion of the other joint holders. For such purpose, a joint holder having no registered address in the United Kingdom and not having supplied a service address within the United Kingdom may, subject to the Companies Acts, be disregarded. This Article shall have effect in place of the Company Communications Provisions regarding joint holders of shares.

Registered address outside United Kingdom
258.
Subject to the Companies Acts, the Company shall not be required to send notices, documents or information to a member who (having no registered address within the United Kingdom) has not supplied to the Company a service address within the United Kingdom.

Notice to persons entitled by transmission
259.
Any notice, document or information may be sent by the Company to any person who claims to be entitled by transmission to a share by sending such notice, document or information in any manner the Company may choose authorised by these Articles, addressed to them by name, or by the title of representative of the deceased, or trustee of the bankrupt or by any similar description, provided that such person who claims to be entitled to a share shall first supply to the Company:

(a)
such evidence as the Board may reasonably require to show his title to the share; and

(b)
a service address within the United Kingdom.

Any notice, document or information so sent or supplied shall for all purposes be deemed to be duly sent or supplied to all persons interested (whether jointly with or as claiming through or under him) in the share.

Until the information required under paragraphs (a) and (b) above has been so supplied, any notice, document or information may be given in any manner in which it might have been given if the death or bankruptcy or other event giving rise to the transmission had not occurred. This Article shall have effect in place of the Company Communication Provisions regarding death or bankruptcy of a holder of shares in the Company.
Transferees etc. bound by prior notice
260.
Every person who becomes entitled to a share shall be bound by any notice in respect of that share which, before his name is entered in the register, has been sent to a person from whom he derives his title, provided that no person who becomes entitled by transmission to a share shall be bound by any Disclosure Notice issued under Article 154 to a person from whom he derives his title.

Evidence of receipt
261.
Any notice, document or information (including a share certificate) which is sent or supplied by the Company in hard copy form, or in electronic form but to be delivered other than by electronic means, and which is sent by pre-paid post and properly addressed shall be deemed to have been received by the intended recipient at the expiration of 24 hours (or, where first class mail is not employed, 48 hours) after the time it was posted, and in proving such receipt it shall be sufficient to show that such notice, document or information was properly addressed, pre-paid and posted. Any notice, document or information which is sent or supplied by the company by electronic means shall be deemed to have been received by the intended recipient 24 hours after it was transmitted, and in proving such receipt it shall be sufficient to show that such notice, document or information was properly addressed. Any notice, document or information which is sent or supplied by the Company by means of a website shall be deemed to have been received when the material was first made available on the website or, if later, when the recipient received (or is deemed to have received) notice of the fact that the material was available on the website. Any accidental failure on the part of the Company to send, or the non-receipt by any person entitled to, any notice of or other document or information relating to any meeting or other proceeding shall not invalidate the relevant meeting or proceeding. This Article shall have effect in place of the Company Communications Provisions relating to deemed delivery of notices, documents or information.

262.
For the purposes of calculating the time when any notice, document or information sent or supplied by the Company is deemed to have been received by the intended recipient for the purposes of these Articles (regardless of whether the period is expressed in hours or days) full account shall be taken of any day, and any part of a day, that is not a working day. This Article shall have effect in place of the Company Communications Provisions regarding the calculation of the time when any such notice, document or information is deemed to have been received by the intended recipient.

Notice during disruption of postal services
263.
If at any time the Company is unable to give notice by post in hard copy form of a general meeting as a result of the suspension or curtailment of postal services within the United Kingdom, then such notice shall be deemed to have been sent to all persons who are entitled to receive such notice in hard copy form if it is advertised on the same date in at least one leading daily newspaper widely circulated in the United Kingdom and, where the Company keeps an overseas branch register, in at least one leading daily newspaper widely circulated in the territory in which such register is maintained. Such notice shall be deemed to have been duly served on all persons entitled to receive notice of such general meeting at noon on the day on which the first of such advertisement appears. In any such case the Company shall:

(a)
make such notice available on its website from the date of such advertisement until the conclusion of the meeting; and

(b)
send confirmatory copies of the notice by post in hard copy form if at least seven days before the meeting the posting of notices to addresses throughout the United Kingdom again becomes practicable.

264.
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265.
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DESTRUCTION OF DOCUMENTS
Power of Company to destroy documents
266.
The Company shall be entitled to destroy:

(a)
all instruments of transfer of shares which have been registered, and all other documents on the basis of which any entry is made in the register, at any time after the expiration of six years from the date of registration;

(b)
all dividend mandates, variations or cancellations of dividend mandates, and notifications of change of address at any time after the expiration of two years from the date of recording;

(c)
all share certificates which have been cancelled at any time after the expiration of one year from the date of the cancellation;

(d)
all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment;

(e)
all proxy appointments which have been used for the purpose of a poll at any time after the expiration of one year from the date of use; and

(f)
all proxy appointments which have not been used for the purpose of a poll at any time after one month from the end of the meeting to which the proxy appointment relates and at which no poll was demanded.

Presumption in relation to destroyed documents
267.
It shall conclusively be presumed in favour of the Company that:

(a)
every entry in the register purporting to have been made on the basis of an instrument of transfer or other document destroyed in accordance with Article 266 was duly and properly made;

(b)
every instrument of transfer destroyed in accordance with Article 266 was a valid and effective instrument duly and properly registered;

(c)
every share certificate destroyed in accordance with Article 266 was a valid and effective certificate duly and properly cancelled; and

(d)
every other document destroyed in accordance with Article 266 was a valid and effective document in accordance with its recorded particulars in the books or records of the Company,

but:
(e)
the provisions of this Article apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties) to which the document might be relevant;

(f)
nothing in this Article shall be construed as imposing on the Company any liability in respect of the destruction of any document earlier than the time specified in Article 266 or in any other circumstances which would not attach to the Company in the absence of this Article; and

(g)
any reference in Articles 266 and 267 to the destruction of any document includes a reference to its disposal in any manner.

UNTRACED SHAREHOLDERS
Power to dispose of shares of untraced shareholders
268.
The Company shall be entitled to sell, at the best price reasonably obtainable, the shares of a member or the shares to which a person is entitled by transmission if:

(a)
during any period of 12 years, at least three consecutive dividends in respect of the shares in question have been declared and all dividend warrants and cheques which have been sent in the manner authorized by these Articles in respect of the shares in question have remained uncashed;

(b)
the Company has, on or after the expiry of the said period of 12 years, sent a notice to the last known address of the member stating its intention to sell the relevant share(s). Before sending such notice, the Company must have used such efforts as it considers reasonable to trace the relevant member or person entitled to the share(s) by law, engaging, if the Company considers appropriate (in its sole discretion), a professional asset reunification company or other tracing agent. The notices and tracing efforts referred to in this Article 268 shall include any notices sent and any actions taken by the Company prior to the date of adoption of these Articles; and

(c)
the Company has not, during the relevant 12-year period and the further period of three months after sending the notice referred to in Article 268(b) (or, if more than one notice has been sent, the date of the first notice) and prior to the exercise of the power of sale, received any communication from the member or person entitled by transmission.

If, during any 12-year period or three month period referred to in Articles 268(a) and 268(c), further shares have been issued in respect of those held at the beginning of such 12-year period or of any subsequently issued during such periods and all the other requirements of this Article have been satisfied in respect of the further shares, the Company may also sell such further shares.
Transfer on sale
269.
To give effect to any sale pursuant to Article 268, the Board may:

(a)
where the shares are held in certificated form, authorise any person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the buyer; or

(b)
where the shares are held in uncertificated form, do all acts and things it considers necessary or expedient to rematerialise shares into certificated form and/or to effect the transfer of the shares to, or in accordance with the directions of, the buyer.

Effectiveness of transfer
270.
An instrument of transfer executed by that person in accordance with Article 269(a) shall be as effective as if it had been executed by the holder of, or person entitled by transmission to, the shares. An exercise by the Company of its powers in accordance with Article 269(b) shall be as effective as if exercised by the registered holder of or person entitled by transmission to the shares. The transferee shall not be bound to see to the application of the purchase money, and his title to the shares shall not be affected by any irregularity in, or invalidity of, the proceedings in reference to the sale.

Proceeds of sale
271.
The net proceeds of sale shall belong to the Company which shall be obliged to account to the former member or other person previously entitled for an amount equal to the proceeds, subject to the terms of this Article 271. The Company shall enter the name of such former member or other person in the books of the Company as a creditor for that amount. In relation to the debt, no trust is created and no interest is payable. The Company shall not be required to account for any money earned on the net proceeds of sale, which may be used in the Company’s business or invested in such a way as the Board from time to time thinks fit. The Company shall, as soon as reasonably practicable following the sale of the relevant shares, give notice to the former member or other person previously entitled of their entitlement to claim for the net proceeds of sale by means of a notice on the Company’s website and either an advertisement in any one national daily newspaper in the United Kingdom or an announcement to a Regulatory Information Service. If no valid claim for the money has been received by the Company during a period of one year from (but excluding) the date of such notice under this Article, the net proceeds of sale, together with any dividends or other sums that have not been cashed or claimed in respect of those shares and that have not already been forfeited under these Articles, will be forfeited and will belong to the Company.
LIQUIDATION
272.
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273.
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274.
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275.
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Disposal of assets by liquidator
276.
The power of sale of a liquidator shall include a power to sell wholly or partially for shares or debentures or other obligations of another body corporate, either then already constituted or about to be constituted for the purpose of carrying out the sale.

277.
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278.
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279.
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280.
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281.
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282.
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283.
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284.
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285.
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286.
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287.
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INDEMNITY AND INSURANCE
Indemnity and Insurance
288.
Subject to and in so far as permitted by the Companies Acts, the Company may:

(a)
indemnify any director, officer or employee of the Company or of any associated company against any liability pursuant to any qualifying third party indemnity provision or any qualifying pension scheme indemnity provision, or on any other basis as is then lawful, in each case on such terms as the board may decide; and

(b)
purchase and maintain for any director, officer or employee of the Company or of any associated company insurance against any liability.

In this article “qualifying third party indemnity provision”, “qualifying pension scheme provision” and “associated company” have meanings that they have in Part 10 of the 2006 Act.
289.
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290.
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291.
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292.
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SCHEME OF ARRANGEMENT
293.
(a)
In this Article 293, references to the “Scheme of Arrangement” are to the scheme of arrangement dated February 27, 2026 between Carnival plc and the Scheme Shareholders under Part 26 of the Companies Act 2006 in its original form or with or subject to any modification, addition or condition agreed by Carnival plc and Carnival Corporation (to be redomiciled to Bermuda as “Carnival Corporation Ltd.” (“Carnival Corporation”)) and which the Court may approve or impose and (save as defined in these Articles) expressions defined in the Scheme of Arrangement shall have the same meanings in this Article 293.

(b)
Notwithstanding any other provision of these Articles, if Carnival plc issues or transfers any Ordinary Shares (other than to Carnival Corporation, any subsidiary of Carnival Corporation or any nominee of Carnival Corporation or its subsidiaries) on or after the adoption of this Article 293 and prior to the Scheme Record Time, such Ordinary Shares shall be issued or transferred subject to the terms of the Scheme of Arrangement (and shall be Scheme Shares for the purposes thereof), provided always that they are not Excluded Shares, and the original and subsequent holder(s) of such Ordinary Shares shall be bound by the Scheme of Arrangement accordingly.

(c)
Subject to Article 293(f) and to the Scheme of Arrangement becoming effective in accordance with its terms, if any Ordinary Shares are allotted, issued or transferred at or after the Scheme Record Time (the “Post-Scheme Shares”) such that any person (other than Carnival Corporation, any subsidiary of Carnival Corporation or any nominee of Carnival Corporation or its subsidiaries) directly or indirectly owns, holds or controls any Post-Scheme Shares (a “New Member”), the Post-Scheme Shares (including both the legal and beneficial ownership thereof) shall be immediately transferred to Carnival Corporation (or such other person as it may direct) in consideration of and conditional upon the allotment and issue or transfer to the New Member of such number of common shares of Carnival Corporation (the “New CCL Shares”) as that person would have been entitled to pursuant to the Scheme of Arrangement had the Post-Scheme Share been a Scheme Share, provided that:

(i)
if, in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom and the United States or whom Carnival plc reasonably believes to be a citizen, resident or national of, or resident and/or located in, a jurisdiction outside the United Kingdom and the United States, Carnival plc and/or Carnival Corporation is advised that the allotment, issue, delivery and/or transfer of New CCL Shares pursuant to this Article 293 would or may infringe the laws or regulations of such jurisdiction or Carnival plc and/or Carnival Corporation determines that it is unable, or that it would be unduly onerous, to comply with any governmental or other consent or any registration, filing or other formality in order to allot, issue, deliver and/or transfer New CCL

Shares pursuant to this Article 293, Carnival Corporation may, in its sole discretion, require that such New CCL Shares shall be sold. In the event that the New CCL Shares are to be sold, Carnival Corporation may appoint a person to act as attorney or agent for the New Member pursuant to this Article 293 and such person shall be authorized on behalf of such New Member to procure that any shares in respect of which Carnival Corporation has made such determination shall, as soon as practicable following the allotment, issue, delivery or transfer of such shares, be sold and to do all such other things and execute all such documents as may in the opinion of the attorney or agent be necessary or desirable in connection with such sale, including being authorized to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (whether as a deed or otherwise) in favor of Carnival Corporation (or such other person as it may direct). The net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including brokerage and dealing costs, and any value added tax payable on the proceeds of sale) shall be paid to the persons entitled thereto in due proportions as soon as practicable, save that any fractional cash entitlements shall be rounded down to the nearest whole cent. In the absence of bad faith or wilful default, none of Carnival Corporation, Carnival plc or the person appointed to act pursuant to this Article 293 shall have any liability for any determination made pursuant to this Article 293 or for any loss or damage arising as a result of the timing or terms of such sale; and
(ii)
any New Member may, prior to the issue or transfer of any Post-Scheme Shares to such New Member pursuant to the exercise of an option or satisfaction of an award under any of Carnival plc’s share plans, give not less than five business days’ written notice to Carnival plc, in such manner as the Directors shall prescribe, of their intention to transfer some or all of the Post-Scheme Shares to their spouse or civil partner. Any such New Member may, if such notice has been validly given on such Post-Scheme Shares being issued or transferred to such New Member, immediately transfer to their spouse or civil partner any such Post-Scheme Shares, provided that such Post-Scheme Shares shall then be immediately transferred from that spouse or civil partner to Carnival Corporation (or such other person as it may direct) pursuant to this Article 293 as if the spouse or civil partner were a New Member. Where a transfer of Post-Scheme Shares to a New Member’s spouse or civil partner takes place in accordance with this Article 293, references to the “New Member” in this Article 293 shall be taken as referring to the spouse or civil partner of the New Member.

(d)
The New CCL Shares allotted and issued or transferred pursuant to Article 293(c) or Article 293(g) (as the case may be) shall rank equally in all respects with other fully paid common shares of Carnival Corporation in issue at that time other than as regards any dividend or other distribution made by reference to a record date preceding the date of allotment or transfer, and shall be subject to the articles of incorporation and by-laws of Carnival Corporation from time to time.

(e)
On any reorganization of, or material alteration to, the share capital of Carnival plc or Carnival Corporation (including, without limitation, any subdivision and/or consolidation) effected after the Scheme Effective Date, the number of New CCL Shares to be allotted and issued or transferred pursuant to Article 293(c) or Article 293(g) may be adjusted by the Directors in such manner as an independent investment bank selected by Carnival plc or the auditors of Carnival plc (whichever the Directors in their absolute discretion may select) may determine to be appropriate to reflect such reorganization or material alteration. References in this Article 293 to Ordinary Shares, common shares of Carnival Corporation and/or New CCL Shares shall, following such adjustment, be construed accordingly.

(f)
Notwithstanding Article 293(c), no right, title or interest in any Ordinary Shares which are directly or indirectly owned, held or controlled by or on behalf of any person who is, or whom Carnival plc or Carnival Corporation reasonably believes to be, a Sanctioned Shareholder (such Ordinary Shares being “Sanctions Affected Post-Scheme Shares”) shall be transferred to Carnival Corporation on or after the Scheme Effective Date where such a transfer would cause any person to violate Sanctions, or be exposed to a reasonable risk of being targeted as a Sanctioned Person and such Sanctions Affected Post-Scheme Shares shall only be transferred in accordance with Article 293(g). For the avoidance of doubt, Sanctions Affected Post-Scheme Shares include any Ordinary Shares that were Sanctions Affected Shares as at the Scheme Record Time and any Post-Scheme Shares that are Sanctions Affected Shares.

(g)
Subject to the Scheme of Arrangement becoming effective, any Sanctions Affected Post-Scheme Shares (including both the legal and beneficial ownership thereof) shall be transferred to Carnival Corporation (or such other person as it may direct) upon the earlier of:

(i)
the date on which each direct and indirect interest holder in such Sanctions Affected Post-Scheme Shares ceases to be a Sanctioned Shareholder; or

(ii)
the date on which all necessary Sanctions license(s) or other authorization(s) have been made or issued which ensure that no person will violate any Sanctions, or be exposed to a reasonable risk of being targeted as a Sanctioned Person, as a consequence of Carnival Corporation (or such other person as it may direct) acquiring such Sanctions Affected Post-Scheme Shares,

(such date being, the “Release Date”), in consideration of and conditional upon the allotment and issue or transfer to the holder of such shares (the “Relevant Shareholder”) such number of New CCL Shares as that Relevant Shareholder would have been entitled to pursuant to the Scheme of Arrangement had the Sanctions Affected Post-Scheme Share been a Scheme Share, provided that if Carnival plc and/or Carnival Corporation is advised that the allotment, issue, delivery and/or transfer of New CCL Shares pursuant to this Article 293(g) would or may infringe the laws or regulations of any jurisdiction (including any Sanctions) or the terms of any Sanctions license(s) or other authorization(s), or Carnival plc and/or Carnival Corporation determines that it is unable to, or that it would be unduly onerous to comply, with any governmental or other consent or any other registration, filing or other formality in order to allot, issue and/or deliver to such Relevant Shareholder the New CCL Shares pursuant to this Article 293(g), Carnival Corporation may, in its sole discretion, determine that such New CCL Shares shall be sold. In the event that the New CCL Shares are to be sold, Carnival Corporation may appoint a person to act as attorney or agent for the Relevant Shareholder pursuant to this Article 293(g) and such person shall be authorized on behalf of such Relevant Shareholder to procure that any shares in respect of which Carnival Corporation has made such determination shall, as soon as practicable following the allotment, issue, delivery or transfer of such shares, be sold and to do all such other things and execute all such documents as may in the opinion of the attorney or agent be necessary or desirable in connection with such sale, including being authorized to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the Relevant Shareholder (whether as a deed or otherwise) in favor of Carnival Corporation (or such other person as it may direct). The net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including brokerage and dealing costs, and any value added tax payable on the proceeds of sale) shall be paid to the persons entitled thereto in due proportions as soon as practicable in accordance with Articles 293(h) and (i), save that any fractional cash entitlements shall be rounded down to the nearest whole cent. In the absence of bad faith or wilful default, none of Carnival Corporation, Carnival plc or the person appointed to act pursuant to this Article 293(g) shall have any liability for any determination made pursuant to this Article 293(g) or for any loss or damage arising as a result of the timing or terms of such sale.
(h)
Subject to the Scheme of Arrangement becoming effective in accordance with its terms, the rights and entitlements which would otherwise be exercisable in respect of or attach to any Sanctions Affected Post-Scheme Shares will not be exercisable or apply in respect of such Sanctions Affected Post-Scheme Shares until such time as the Sanctions Affected Post-Scheme Shares are transferred to Carnival Corporation (or such other person as it may direct) pursuant to Article 293(g) and the register of members of Carnival plc is updated to reflect such transfer, including, without limitation:

(i)
the right to receive notice of, or be present at or to vote (either in person or by representative or proxy) at any general meeting or at any separate meeting of the holders of any class of shares or on any poll, and any votes purported to be cast by or on behalf of such member in respect of such Sanctions Affected Post-Scheme Shares will be disregarded;

(ii)
the right to receive notices or documents (including, without limitation, share certificates, annual reports, accounts and resolutions) from or in respect of Carnival plc;

(iii)
save for any transfer pursuant to Article 293(g), the right to transfer such Sanctions Affected Post-Scheme Shares or have such transfer registered and any purported transfer of any such Sanctions Affected Post-Scheme Shares will be void;

(iv)
the right to a further issuance of shares in respect of such Sanctions Affected Post-Scheme Shares or in pursuance of an offer made to the holders of shares in Carnival plc; and

(v)
any sums payable in respect of such Sanctions Affected Post-Scheme Shares shall be paid into a blocked or frozen account (as applicable) in accordance with applicable Sanctions (which shall constitute full and final settlement of the obligations of Carnival plc and/or Carnival Corporation (as the case may be) in respect of such payments and no interest shall be paid thereon).

(i)
In respect of any Ordinary Shares transferred to Carnival Corporation (or such other person as it may direct) in accordance with Article 293(g), on and with effect from the Release Date:

(i)
where any consideration is payable for the transfer of such Ordinary Shares pursuant to the terms of Article 293(g) and the relevant New CCL Shares have been sold pursuant to such terms, the cash proceeds shall be held in a blocked or frozen account (as applicable) and shall be released from that account and paid to the Relevant Shareholder of such Ordinary Shares in accordance with their entitlements (provided that if any Sanctions would prohibit such payments, such amounts shall continue to be held in the blocked or frozen account (as applicable) until such Sanctions cease to apply or all required license(s) and/or other authorization(s) permitting such payments are obtained); and

(ii)
Carnival Corporation shall receive an amount equal to the amount of all dividends and other distributions (if any) and any return of capital (whether by reduction of share capital or share premium account or otherwise) announced, authorised, declared, made, and paid in respect of such Ordinary Shares by reference to a record date falling on or after the Scheme Effective Date and prior to the Release Date, which has been held in a blocked or frozen account (as applicable) in compliance with Sanctions, once lawful to be withdrawn.

(j)
To give effect to any transfer of Post-Scheme Shares and Sanctions Affected Post-Scheme Shares required by this Article 293, Carnival plc may appoint any person as attorney or agent for the New Member or Relevant Shareholder (as the case may be) to transfer such Ordinary Shares to Carnival Corporation (or such other person as it may direct) and do all such other things and execute and deliver all such documents (whether as a deed or otherwise) as may in the opinion of the attorney or agent be necessary or desirable to vest such Ordinary Shares in Carnival Corporation and pending such vesting to exercise all such rights attaching to such Ordinary Shares as Carnival Corporation may direct. If an attorney or agent is so appointed, the New Member or Relevant Shareholder (as the case may be) shall not thereafter (except to the extent that the attorney or agent fails to act in accordance with the directions of Carnival Corporation) be entitled to exercise any rights attaching to the Post-Scheme Shares or Sanctions Affected Post-Scheme Shares (as applicable) unless so agreed by Carnival Corporation. The attorney or agent shall be empowered to execute and deliver as transferor a form or forms of transfer or other instrument or instruction of transfer (whether as a deed or otherwise) on behalf of the New Member or Relevant Shareholder in favor of Carnival Corporation (or such other person as it may direct) and Carnival plc may give good receipt for the consideration for the Post-Scheme Shares or Sanctions Affected Post-Scheme Shares (as applicable) and may register Carnival Corporation as holder thereof and issue to it certificates for the same. Carnival plc shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

(k)
Notwithstanding any other provision of these Articles, neither Carnival plc nor the Directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Scheme Effective Date other than to Carnival Corporation, any subsidiary of Carnival Corporation or any nominee of Carnival Corporation or its subsidiaries pursuant to the Scheme of Arrangement.

(l)
If the Scheme of Arrangement shall not have become effective by the date referred to in clause 9 of the Scheme of Arrangement (or such later time or date (if any) as Carnival plc and Carnival Corporation may agree and the Court may allow), this Article 293 shall be of no effect.

Company No. 4039524
APPENDIX TO THE ARTICLES OF
ASSOCIATION
of
CARNIVAL PLC
Pursuant to section 28 of the Companies Act 2006, the following provisions of the memorandum of association of the Company in effect immediately prior to 1 October 2009 are deemed to be provisions of the articles of association of the Company:
1.
The name of the Company is Carnival plc.1

2.
The Company is to be a public company.

3.
The registered office of the Company is to be situated in England and Wales.

4.
The liability of the members is limited.

1 Pursuant to a resolution passed on 16 April 2003, the name of the Company was changed from P&O Princess Cruises plc to Carnival plc on 17 April 2003.

CARNIVAL
PLC

Admission Card
Carnival plc General Meeting
Friday, April 17, 2026
at 8:40 a.m. (EDT)

Notice of Availability – important, please read carefully.

You can now access the shareholder materials relating to the DLC Unification and Redomiciliation Transactions (which includes the Notice of General Meeting of Carnival plc Shareholders at Annex B to the Shareholder Document) on the 'Investors' portion of our website, ***www.carnivalcorp.com*** and ***www.carnivalplc.com***. You will also receive a copy of the Shareholder Document by post. You can submit your proxy via the Internet at ***www.shareview.co.uk***.

If you come to the meeting, please bring this card with you. It is evidence of your right to attend and vote at the meeting and will help you gain admission as quickly as possible. Please also see overleaf.

Notes

1. Full details of the resolutions to be proposed at the Carnival plc General Meeting are set out in the proxy statement/ prospectus dated on or around February 27, 2026 (the **Shareholder Document**). Terms defined in the Shareholder Document shall have the same meanings when used in this Form of Proxy, unless the context otherwise requires. Before completing the Form of Proxy, please also read the sections of the Shareholder Document entitled *"Carnival Corporation & plc Meetings"* and *"Carnival & plc Proposals."*
2. Only those shareholders registered on the register of members of the Company at 6:30 p.m. (BST) on April 15, 2026 (or, in the case of an adjournment, 6:30 p.m. (BST) on the day which is two days (excluding any part of a day that is a non-working day) before the date set for such adjourned meeting) shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after such time shall be disregarded in determining the rights of any person to attend or vote at the meeting.
3. A shareholder who is entitled to attend, speak and vote at the Carnival plc General Meeting may appoint one or more proxies to attend, speak and vote instead of that shareholder. Voting will take place on a poll. A proxy need not be a shareholder of the Company. A shareholder wishing to appoint someone other than the Chair of the Meeting as their proxy should insert that person's name in the space provided. If the proxy is being appointed for less than your full entitlement, please indicate in the box next to the appointed proxy's name the number of shares in relation to which that person is authorized to act as your proxy. If left blank, your proxy will be deemed to be authorized in respect of your full voting entitlement or, if this Form of Proxy has been issued in respect of a designated account for a shareholder, the full voting entitlement for that designated account.
4. A shareholder who appoints more than one proxy must appoint each proxy to exercise the votes attaching to specified shares held by that shareholder. To appoint more than one proxy, additional proxy cards may be obtained by visiting the website of our Registrar, Equiniti, at ***www.shareview.co.uk***, or you may photocopy this proxy card. Please indicate in the box next to the proxy holder's name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All proxy cards must be signed and should be returned together in the same envelope. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one which was executed last shall be treated as replacing and revoking the others in their entirety as regards that share. If the Company is unable to determine which was executed last, none of them shall be valid in respect of that share.
5. To be valid, your signed and dated proxy card must be completed, signed and deposited together with any power of attorney or authority under which it is signed or a certified copy of such power of attorney or authority (whether delivered personally or by post), at the offices of the Company's registrar, Equiniti Limited, Aspect House, Spencer Road, Lancing BN99 6DA, as soon as possible and no later than **1:40 p.m. (BST) on April 15, 2026** (or, in the case of an adjournment, not later than 48 hours before the time fixed for the adjourned meeting (excluding any part of such 48-hour period falling on a non-working day)). In the case of a corporation, the proxy card should be executed under its common seal and/or the hand of a duly authorized officer or person. No envelope is required to return this Form of Proxy. You may, if you prefer, return this Form of Proxy in a sealed envelope to FREEPOST RTHJ-CLLL-KBKU, Equiniti, Aspect House, Spencer Road, Lancing BN99 8LU.
6. Unless instructed otherwise, your proxy will have discretion to vote or abstain from voting as they see fit on the resolution and any other business which may properly come before the meeting, including amendments to resolution, and at any adjournment of the meeting.
7. The Abstain box is provided to enable you to abstain on any particular resolution. However, it should be noted that a vote 'Abstain' is not a vote in law and will not be counted in the calculation of the proportion of votes 'For' and 'Against' a resolution but will be counted to establish if a quorum is present.
8. Shareholders are entitled to vote online at ***www.shareview.co.uk***. First, please log in to your Shareview Portfolio. Once you have logged in, simply click 'View' on the 'My Investments' page and then click on the link to vote and follow the on-screen instructions. If you have not yet registered for a Shareview Portfolio, please go to ***www.shareview.co.uk*** and enter the requested information. Alternatively, CREST members can submit their proxy through the CREST Electronic Proxy Appointment Service (ID RA19).
9. In the case of joint holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names stand on the register of members of the Company in respect of the relevant joint holding.
10. Any corporation which is a shareholder can appoint one or more corporate representatives who may exercise, on its behalf, all of its powers as a shareholder provided that they do not do so in relation to the same shares. The corporate representative may be required to produce to Equiniti their written authority to attend, speak and vote at the meeting at any time before the start of the Carnival plc General Meeting. The representative shall not be entitled to exercise the powers conferred on them by the shareholder until any such demand has been satisfied.
11. To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer's agent (ID RA19) by **1:40 p.m. (BST) on April 15, 2026** (or, in the case of an adjournment, not later than 48 hours before the time fixed for the adjourned meeting (excluding any part of such 48-hour period falling on a non-working day)). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST system) from which the issuer's agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations.
12. If you are an institutional investor, you may also be able to appoint a proxy electronically via the Proxymity platform. Before you can appoint a proxy via this process you will need to have agreed to Proxymity's associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.
13. Return of this proxy card will not prevent a registered shareholder from attending the meeting and voting in person.
14. You may not use any electronic address provided either in the Shareholder Document or any related documents (including this Form of Proxy) to communicate with the Company for any reason other than those expressly stated.

Carnival plc General Meeting

CARNIVAL
PLC

2715-0148

SHAREHOLDER REFERENCE NUMBER

I/We, hereby appoint the Chair of the meeting, or the person indicated in the box below (please refer to Notes 3 and 4):

Name of proxy:

Number of shares proxy appointed over
(complete only if less than entire shareholding):

as my/our proxy to attend and vote on my/our behalf at the General Meeting of Carnival plc (the **Company**) to be held on Friday, April 17, 2026 and at any adjournment of the meeting. I would like my proxy to vote on the resolutions proposed at the meeting as indicated on this proxy card.

Please indicate your vote by marking the appropriate boxes in black ink like this X

*Please tick here if this proxy appointment is one of multiple appointments being made.

Date

Signature

*For the appointment of more than one proxy, please refer to Note 4.
This card should not be used for any comments, change of address, or other queries. Please send a separate instruction.

CARNIVAL
PLC

Carnival plc Court Meeting

+ +

2715-0149

SHAREHOLDER REFERENCE NUMBER

I/We, hereby appoint the Chair of the meeting, or the person indicated in the box below (please refer to Notes 3 and 4):

Name of proxy:

Number of shares proxy appointed over
(complete only if less than entire shareholding):

as my/our proxy to attend and vote on my/our behalf at the Court Meeting of Carnival plc (the **Company**) to be held on Friday, April 17, 2026 (and at any adjournment of the meeting) for the purpose of considering and, if thought fit, approving, a scheme of arrangement proposed to be made pursuant to Part 26 of the UK Companies Act 2006 between Carnival plc and the Scheme Shareholders. The Scheme of Arrangement is the mechanism by which Carnival plc will become a subsidiary of Carnival Corporation and Carnival plc Shareholders will receive Common Shares of Carnival Corporation Ltd. in exchange for their Carnival plc Shares in the DLC Unification. I would like my proxy to vote on the resolution proposed at the meeting as indicated on this proxy card. If no instruction is given in relation to the resolution below, or any other business is transacted at the Carnival plc Court Meeting, the proxy will vote at his or her discretion, or abstain from voting.

IMPORTANT: If you wish to vote for the Scheme, sign your name in the box marked "FOR the Scheme." If you wish to vote against the Scheme, sign your name in the box marked "AGAINST the Scheme."

Please sign in only one of the boxes below. This form must be signed in order to be valid. However, if you sign more than one box this Form of Proxy will be invalid.

FOR the Scheme
Signature

AGAINST the Scheme
Signature

Date

*Please tick here if this proxy appointment is one of multiple appointments being made. ☐

*For the appointment of more than one proxy, please refer to Note 4.
This card should not be used for any comments, change of address, or other queries. Please send a separate instruction.

+ +

CARNIVAL
PLC

Admission Card

Carnival plc Court Meeting
Friday, April 17, 2026
at 8:30 a.m. (EDT)

Notice of Availability – important, please read carefully.

You can now access the shareholder materials relating to the DLC Unification and Redomiciliation Transactions (which includes the Notice of Court Meeting of Carnival plc Shareholders at Annex A to the Shareholder Document) on the 'Investors' portion of our website, ***www.carnivalcorp.com*** and ***www.carnivalplc.com***. You will also receive a copy of the Shareholder Document by post. You can submit your proxy via the Internet at ***www.shareview.co.uk***.

If you come to the meeting, please bring this card with you. It is evidence of your right to attend and vote at the meeting and will help you gain admission as quickly as possible. Please also see overleaf.

Notes

1. Full details of the resolution to be proposed at the Carnival plc Court Meeting and an explanatory statement are set out in the proxy statement/ prospectus dated on or around February 27, 2026 (the **Shareholder Document**). Terms defined in the Shareholder Document shall have the same meanings when used in this Form of Proxy, unless the context otherwise requires. Before completing the Form of Proxy, please also read the sections of the Shareholder Document entitled *"Carnival Corporation & plc Meetings"* and *"Carnival & plc Proposals."*
2. Only those shareholders registered on the register of members of the Company at 6:30 p.m. (BST) on April 15, 2026 (or, in the case of an adjournment, 6:30 p.m. (BST) on the day which is two days (excluding any part of a day that is a non-working day) before the date set for such adjourned meeting) shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after such time shall be disregarded in determining the rights of any person to attend or vote at the meeting.
3. A shareholder who is entitled to attend, speak and vote at the Carnival plc Court Meeting may appoint one or more proxies to attend, speak and vote instead of that shareholder. Voting will take place on a poll. A proxy need not be a shareholder of the Company. A shareholder wishing to appoint someone other than the Chair of the Meeting as their proxy should insert that person's name in the space provided. If the proxy is being appointed for less than your full entitlement, please indicate in the box next to the appointed proxy's name the number of shares in relation to which that person is authorized to act as your proxy. If left blank, your proxy will be deemed to be authorized in respect of your full voting entitlement or, if this Form of Proxy has been issued in respect of a designated account for a shareholder, the full voting entitlement for that designated account.
4. A shareholder who appoints more than one proxy must appoint each proxy to exercise the votes attaching to specified shares held by that shareholder. To appoint more than one proxy, additional proxy cards may be obtained by visiting the website of our Registrar, Equiniti, at ***www.shareview.co.uk***, or you may photocopy this proxy card. Please indicate in the box next to the proxy holder's name the number of shares in relation to which they are authorized to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All proxy cards must be signed and should be returned together in the same envelope. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one which was executed last shall be treated as replacing and revoking the others in their entirety as regards that share. If the Company is unable to determine which was executed last, none of them shall be valid in respect of that share.
5. To be valid, your signed and dated proxy card must be completed, signed and deposited together with any power of attorney or authority under which it is signed or a certified copy of such power of attorney or authority (whether delivered personally or by post), at the offices of the Company's registrar, Equiniti Limited, Aspect House, Spencer Road, Lancing BN99 6DA, as soon as possible and no later than **1:30 p.m. (BST) on April 15, 2026** (or, in the case of an adjournment, not later than 48 hours before the time fixed for the adjourned meeting (excluding any part of such 48-hour period falling on a non-working day)). In the case of a corporation, the proxy card should be executed under its common seal and/or the hand of a duly authorized officer or person. No envelope is required to return this Form of Proxy. You may, if you prefer, return the Form of Proxy in a sealed envelope to FREEPOST RTHJ-CLLL-KBKU, Equiniti, Aspect House, Spencer Road, Lancing BN99 8LU.
6. If this Form of Proxy is not returned by the relevant time (as set out in note 5 above), it may be (i) scanned and emailed to Equiniti at ***proxyvotes@equiniti.com***; or (ii) handed to the Chair of the Carnival plc Court Meeting or a representative of Equiniti at the Carnival plc Court Meeting venue any time prior to the start of the meeting (or any adjournment thereof).
7. Unless instructed otherwise, your proxy will have discretion to vote or abstain from voting as they see fit on the resolution and any other business which may properly come before the meeting, including amendments to resolution, and at any adjournment of the meeting.
8. Shareholders are entitled to vote online at ***www.shareview.co.uk***. First, please log in to your Shareview Portfolio. Once you have logged in, simply click 'View' on the 'My Investments' page and then click on the link to vote and follow the on-screen instructions. If you have not yet registered for a Shareview Portfolio, please go to ***www.shareview.co.uk*** and enter the requested information. Alternatively, CREST members can submit their proxy through the CREST Electronic Proxy Appointment Service (ID RA19).
9. In the case of joint holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names stand on the register of members of the Company in respect of the relevant joint holding.
10. Any corporation which is a shareholder can appoint one or more corporate representatives who may exercise, on its behalf, all of its powers as a shareholder provided that they do not do so in relation to the same shares. The corporate representative may be required to produce to Equiniti their written authority to attend, speak and vote at the meeting at any time before the start of the Carnival plc Court Meeting. The representative shall not be entitled to exercise the powers conferred on them by the shareholder until any such demand has been satisfied.
11. To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer's agent (ID RA19) by **1:30 p.m. (BST) on April 15, 2026** (or, in the case of an adjournment, not later than 48 hours before the time fixed for the adjourned meeting (excluding any part of such 48-hour period falling on a non-working day)). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST system) from which the issuer's agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations.
12. If you are an institutional investor, you may also be able to appoint a proxy electronically via the Proxymity platform. Before you can appoint a proxy via this process you will need to have agreed to Proxymity's associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.
13. Return of this proxy card will not prevent a registered shareholder from attending the meeting and voting in person.
14. You may not use any electronic address provided either in the Shareholder Document or any related documents (including this Form of Proxy) to communicate with the Company for any reason other than those expressly stated.

Business Reply Plus
Licence Number
RRHE-RYJB-ZUEL

Equiniti
Aspect House
Spencer Road
LANCING
BN99 6GL

Poll Card

Please bring this card with you to the meeting. Do NOT post this card to the Registrar.

IMPORTANT: If you wish to vote for the Scheme, sign your name in the box marked "FOR the Scheme." If you wish to vote against the Scheme, sign your name in the box marked "AGAINST the Scheme." Please sign in only one of the boxes below. This form must be signed in order to be valid. However, if you sign more than one box, this form will be invalid.

RESOLUTION	
1.	To Approve the Scheme of Arrangement

FOR the Scheme

Signature

Name

AGAINST the Scheme

Signature

Name